As Filed with the Securities and Exchange Commission on March 31, 2015

1933 Act File No. 333-148624

1940 Act File No. 811-22167

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

Under

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 77	☒
REGISTRATION STATEMENT Under THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 79	☒

Allianz Funds Multi-Strategy Trust

(Exact Name of Registrant as Specified in Charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices) (Zip code)

(888) 852-3922

(Registrant’s telephone number, including area code)

Julian Sluyters

c/o Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Name and address of agent for service:

Copies to:

Thomas J. Fuccillo, Esq.

c/o Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

David C. Sullivan, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Approximate date of Proposed Public offering: As soon as practicable after the effective date of this Registration statement.

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☒	On April 1, 2015 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On [date] pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment is being filed pursuant to the annual update of the registration statement of all series of Allianz Funds Multi-Strategy Trust.

Pursuant to the provisions of Rule 24f-2 under the Investment Company Act of 1940, Registrant declares that an indefinite number of its shares of common stock are being registered under the Securities Act of 1933 by this registration statement.

April 1, 2015
Share Classes
Class A	Class B	Class C	Class R	Institutional	Class R6	Class P	Administrative	Class D

Allianz Multi-Strategy Funds Prospectus

AllianzGI Behavioral Advantage Large Cap Fund
Class A	AZFAX
Class C	AZFCX
Institutional Class	AZFIX
Class P	AZFPX
Class D	AZFDX
AllianzGI Best Styles Emerging Markets Equity Fund
Class R6	ABSTX
Institutional Class	AEMKX
Class P	ASMPX
AllianzGI Best Styles Global Equity Fund
Class A	ALLGX
Class R6	AGERX
Institutional Class	ALLHX
Class P	ALGPX
AllianzGI Best Styles International Equity Fund
Class R6	ASESX
Institutional Class	ASTYX
Class P	ASQPX
AllianzGI Best Styles U.S. Equity Fund
Class R6	ALSEX
Institutional Class	ABTLX
Class P	ALBPX
AllianzGI China Equity Fund
Class A	ALQAX
Class C	ALQCX
Institutional Class	ALQIX
Class P	ALQPX
Class D	ALQDX
AllianzGI Convertible Fund
Class A	ANZAX
Class C	ANZCX
Class R	ANZRX
Institutional Class	ANNPX
Class P	ANCMX
Administrative Class	ANNAX
Class D	ANZDX
AllianzGI Emerging Markets Consumer Fund
Class A	AMMAX
Institutional Class	AERIX
AllianzGI Emerging Markets Debt Fund
Class A	AGMAX
Class C	AGMCX
Institutional Class	AGMIX
Class P	AGMPX
AllianzGI Emerging Markets Small-Cap Fund
Class A	ALMMX
Institutional Class	ALAIX
AllianzGI Europe Equity Dividend Fund
Class A	EEDFX
Class C	EEDCX
Institutional Class	EEDIX
Class P	EEDPX
AllianzGI Global Allocation Fund
Class A	PALAX
Class B	PALBX
Class C	PALCX
Class R	AGARX
Institutional Class	PALLX
Class P	AGAPX
Administrative Class	AGAMX
Class D	AGADX

AllianzGI Global Dynamic Allocation Fund (formerly AllianzGI Global Growth Allocation Fund)
Class A	ASGAX
Class C	ASACX
Class R	ASFRX
Institutional Class	AGAIX
Class P	AGSPX
Administrative Class	AGFAX
Class D	AGSDX
AllianzGI Global Fundamental Strategy Fund
Class A	AZDAX
Class C	AZDCX
Institutional Class	AZDIX
Class P	AZDPX
Class D	AZDDX
AllianzGI Global Managed Volatility Fund
Class A	AVYAX
Class C	AVYCX
Institutional Class	AVYIX
Class P	AVYPX
Class D	AVYDX
AllianzGI Global Megatrends Fund
Class A	GMTFX
Institutional Class	GMTIX
Class P	GMTPX
AllianzGI Global Sustainability Fund
Class A	ASUAX
Institutional Class	ASTNX
Class P	ASTPX
AllianzGI Global Water Fund
Class A	AWTAX
Class C	AWTCX
Institutional Class	AWTIX
Class P	AWTPX
Class D	AWTDX
AllianzGI High Yield Bond Fund
Class A	AYBAX
Class C	AYBCX
Class R	AYBRX
Institutional Class	AYBIX
Class P	AYBPX
Administrative Class	AYBVX
Class D	AYBDX
AllianzGI International Growth Fund
Class A	AIGFX
Institutional Class	GLIIX
AllianzGI International Small-Cap Fund
Class A	AOPAX
Class C	AOPCX
Class R	ALORX
Institutional Class	ALOIX
Class P	ALOPX
Class D	ALODX
AllianzGI Micro Cap Fund
Class A	GMCAX
Institutional Class	AMCIX
Class P	AAMPX
AllianzGI Multi-Asset Real Return Fund
Class A	ALRAX
Class C	ALLCX
Institutional Class	ALRNX
Class P	ALRPX
Class D	ALRDX

AllianzGI NFJ Emerging Markets Value Fund
Class A	AZMAX
Class C	AZMCX
Institutional Class	AZMIX
Class P	AZMPX
Class D	AZMDX
AllianzGI NFJ Global Dividend Value Fund
Class A	ANUAX
Class C	ANUCX
Institutional Class	ANUIX
Class P	ANUPX
Class D	ANUDX
AllianzGI NFJ International Small-Cap Value Fund
Class A	AJVAX
Class C	AJVCX
Institutional Class	AJVIX
Class P	AJVPX
Class D	AJVDX
AllianzGI NFJ International Value II Fund
Class A	NFJAX
Class C	NFJCX
Institutional Class	NFJIX
Class P	NFJPX
Class D	NFJDX
AllianzGI Retirement 2015 Fund
Class A	AZGAX
Class C	AZGCX
Class R	AZGRX
Class R6	AZGIX
Class P	AZGPX
Administrative Class	AZAMX
Class D	AZGDX
AllianzGI Retirement 2020 Fund
Class A	AGLAX
Class C	ABSCX
Class R	AGLRX
Class R6	AGNIX
Class P	AGLPX
Administrative Class	AGLMX
Class D	AGLDX
AllianzGI Retirement 2025 Fund
Class A	GVSAX
Class R	GVSRX
Class R6	GVSIX
Class P	GVSPX
Administrative Class	GVDAX
AllianzGI Retirement 2030 Fund
Class A	ABLAX
Class C	ABLCX
Class R	ABLRX
Class R6	ABLIX
Class P	ABLPX
Administrative Class	ABAMX
Class D	ABDIX
AllianzGI Retirement 2035 Fund
Class A	GVRAX
Class R	GVRRX
Class R6	GVLIX
Class P	GVPAX
Administrative Class	GVLAX

AllianzGI Retirement 2040 Fund
Class A	AVSAX
Class C	AVSCX
Class R	AVSRX
Class R6	AVTIX
Class P	AVSPX
Administrative Class	AVAMX
Class D	AVSDX
AllianzGI Retirement 2045 Fund
Class A	GBVAX
Class R	GBVRX
Class R6	GBVIX
Class P	GBVPX
Administrative Class	GBMAX
AllianzGI Retirement 2050 Fund
Class A	ASNAX
Class C	ASNCX
Class R	ASNRX
Class R6	ASNIX
Class P	ASNPX
Administrative Class	ANAMX
Class D	ASNDX
AllianzGI Retirement 2055 Fund
Class A	GLIAX
Class R	GLLRX
Class R6	GBLIX
Class P	GLIPX
Administrative Class	GLRAX
AllianzGI Retirement Income Fund
Class A	AGRAX
Class C	ARTCX
Class R	ASRRX
Class R6	AVRIX
Class P	AGRPX
Administrative Class	ARAMX
Class D	ARTDX
AllianzGI Short Duration High Income Fund
Class A	ASHAX
Class C	ASHCX
Institutional Class	ASHIX
Class P	ASHPX
Class D	ASHDX
AllianzGI Structured Return Fund (formerly AllianzGI Structured Alpha Fund)
Class A	AZIAX
Class C	AZICX
Institutional Class	AZIIX
Class P	AZIPX
Class D	AZIDX
AllianzGI Ultra Micro Cap Fund
Class A	GUCAX
Institutional Class	AUMIX
Class P	AAUPX
AllianzGI U.S. Equity Hedged Fund
Class A	AZUAX
Class C	AZUCX
Institutional Class	AZUIX
Class P	AZUPX
Class D	AZUDX
AllianzGI U.S. Small-Cap Growth Fund
Class A	AEGAX
Class C	AEGCX
Class R	AEGRX
Institutional Class	AEMIX
Class P	AEGPX
Class D	AEGDX

As with other mutual funds, the U.S. Securities and Exchange Commission and the U.S. Commodity Futures Trading Commission have not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Allianz Multi-Strategy Funds Prospectus

The Prospectus explains what you should know about each Fund (together, the “Funds”) of Allianz Funds Multi-Strategy Trust (the “Trust”) before you invest. Please read it carefully.

AllianzGI Behavioral Advantage Large Cap Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 293 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Institutional	None	None
Class P	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.40%	0.25%	0.37%	1.02%	(0.21)%	0.81%
Class C	0.40	1.00	0.43	1.83	(0.26)	1.57
Institutional	0.40	None	0.36	0.76	(0.21)	0.55
Class P	0.40	None	0.41	0.81	(0.16)	0.65
Class D	0.40	0.25	3.57	4.22	(3.41)	0.81
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2016 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.81% for Class A shares, 1.57% for Class C shares, 0.55% for Institutional Class shares, 0.65% for Class P shares and 0.81% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$628	$837	$1,063	$1,711	$628	$837	$1,063	$1,711
Class C	260	550	966	2,127	160	550	966	2,127
Institutional	56	222	402	923	56	222	402	923
Class P	66	243	434	987	66	243	434	987
Class D	83	969	1,869	4,181	83	969	1,869	4,181

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2014 was 89% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large capitalization companies based in the U.S. For purposes of this policy, the

Prospectus	1

AllianzGI Behavioral Advantage Large Cap Fund (continued)

Fund currently considers a company to be a large capitalization U.S.-based company if it is in the top 1,000 largest U.S.-based companies ranked by market capitalization (i.e., market capitalization of between $748.25 billion and $2.57 billion as of February 28, 2015). As the portfolio managers’ initial investment universe generally consists of stocks of the top 1,500 companies ranked by market capitalization based in the U.S., a portion (though typically less than 20%) of the Fund’s assets will be invested in companies ranked between the 1,001st and the 1,500th largest by market capitalization (i.e., between $2.56 billion and $1.15 billion as of February 28, 2015). The Fund considers a company to be based in the U.S. if it is publicly traded in the U.S. and it satisfies one or more of the following additional criteria: it is incorporated in the U.S., it is headquartered in the U.S., its reported assets are primarily located in the U.S., or it derives the majority of its revenue from the U.S.

The Fund seeks to achieve its investment objective by building a diversified portfolio of large capitalization U.S. stocks in a disciplined process that applies Fuller & Thaler’s proprietary research on the behavioral biases of other investors. The portfolio managers begin with a universe of the largest 1,500 U.S. stocks and ultimately select approximately 300-500 stocks through a two-step process.

First, the Fund starts with Fuller & Thaler’s proprietary alternative U.S. equity index which represents the U.S. large capitalization universe but does not weight stocks by market capitalization. Fuller & Thaler believes that market capitalizations are a combination of size and investor errors; so traditional market cap-weighted indices by definition buy more of large capitalization stocks and more of over-priced stocks. Fuller & Thaler’s proprietary alternative U.S. equity index is based on accounting measures of size and past investor over-reaction. The starting index is expected to have the broad diversification of the S&P 500 Index with respect to position count, and similar sector and style exposures to the Index.

Second, the portfolio managers apply a behavioral overlay that capitalizes on the biases of other investors. This is based on Fuller & Thaler’s more than 20 years of proprietary research applying behavioral finance insights to the stock market. Fuller & Thaler’s research finds that stocks are good investments when other investors under-react to good news or over-react to bad news. The Fund buys more of stocks where the portfolio managers believe investors are likely under-reacting to dull, unexpected good news and more of stocks where the portfolio managers believe investors are likely over-reacting to bad news and biased against the stock.

Before trading, the portfolio managers review the portfolio’s characteristics relative to its benchmark, the S&P 500 Index, and may adjust allocations as the portfolio managers deem necessary or appropriate.

The Fund may also invest a portion of its assets in real estate investment trusts (REITs).

The Fund may utilize stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest in derivative instruments as of the most recent fiscal year end, it may do so at any time. The Fund may also invest in exchange traded funds (ETFs).

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

2	Allianz Multi-Strategy Funds

AllianzGI Behavioral Advantage Large Cap Fund (continued)

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class D performance would be similar to Class A performance because of the similar expenses paid by Class A shares. Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Institutional Class and Class P performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 01/01/2012–03/31/2012	14.47%
Lowest 04/01/2012–06/30/2012	-0.16%

Average Annual Total Returns (for periods ended 12/31/14)

	1 Year	Fund Inception (9/8/11)
Class A — Before Taxes	4.75%	19.88%
Class A — After Taxes on Distributions	1.72%	17.34%
Class A — After Taxes on Distributions and Sale of Fund Shares	3.49%	14.80%
Class C — Before Taxes	9.01%	21.01%
Institutional Class — Before Taxes	11.19%	22.33%
Class P — Before Taxes	11.00%	22.19%
Class D — Before Taxes	10.87%	21.94%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	13.69%	20.70%
Lipper Multi-Cap Core Funds Average	9.98%	17.68%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Prospectus	3

AllianzGI Behavioral Advantage Large Cap Fund (continued)

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser  Fuller & Thaler Asset Management, Inc. (“Fuller & Thaler”)

Portfolio Managers

Raife Giovinazzo, CFA, Ph.D., portfolio manager and director of research at Fuller & Thaler, has managed the Fund since 2013.

Russell Fuller, CFA, Ph.D., founder, co-portfolio manager, president and CIO of Fuller & Thaler, has managed the Fund since 2011.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A and Class C shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P and Class D shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class C shares and 1-800-498-5413 for Institutional Class, Class P and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

4	Allianz Multi-Strategy Funds

AllianzGI Best Styles Emerging Markets Equity Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):    None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Institutional	0.40%	None	5.64%	6.04%	(5.34)%	0.70%
Class R6	0.40	None	5.64	6.04	(5.44)	0.60
Class P	0.40	None	5.74	6.14	(5.34)	0.80
(1)	Other Expenses are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2015 and include organizational expenses.
(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2016 to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.70% for Institutional Class shares, 0.60% for Class R6 shares and 0.80% for Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years
Institutional	$72	$902
Class R6	61	893
Class P	82	932

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance. Because the Fund has not yet completed its initial fiscal year, the Fund has no reportable portfolio turnover rate.

Principal Investment Strategies	The Fund seeks to achieve its investment objective by creating a diversified portfolio of emerging market equity securities. The Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments, and the Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in securities of companies that are tied economically to emerging markets countries. The Fund currently defines emerging markets countries as countries with securities markets that are, in the opinion of the portfolio manager, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. The Fund’s portfolio manager considers a security to be tied economically to a country with an emerging securities market if it is classified as an emerging market security by MSCI Inc. (“MSCI”), incorporated in an Emerging Market Country (as defined below), traded on an exchange in an Emerging Market Country or if it has exposure to an Emerging Market Country. The Fund will normally invest primarily in companies located in the countries represented in the Fund’s benchmark, the MSCI Emerging Markets Index (“Emerging Market Countries”). The portfolio manager intends to diversify the Fund’s investments across geographic regions and economic sectors. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies.

The Fund’s investment strategy centers on the portfolio manager’s belief that individual investment styles (as described below) carry long-term “risk premiums” that are largely independent of the current economic or market environment and that can be captured using a disciplined investment approach.

Prospectus	5

AllianzGI Best Styles Emerging Markets Equity Fund (continued)

The investment process begins with a broad investment universe containing at least 1,000 equity securities. Next, individual securities are evaluated based on quantitative “investment style” research and may also be evaluated by the Sub-Adviser’s fundamental research team. Investment style research categorizes companies through a proprietary quantitative model that scores each company along several investment style categories, described below (Value, Earnings Change, Price Momentum, Growth, and Quality). Fundamental research evaluates each company identified as an investment candidate through the quantitative “investment style” research process using a wide range of company-specific information gathered by in-house analysts and external sources. In selecting individual stocks with attractive fundamental characteristics, the portfolio manager seeks to diversify the mix of investment styles represented across the whole portfolio (i.e., by making sure high-scoring issuers from all of the investment styles are among the final holdings). The portfolio manager attempts to control for risk factors (such as over- and under-weights relative to the MSCI Emerging Markets Index and the portfolio’s sensitivity to broader market movements (or “beta”)).

The Value investment style selects equity securities that the portfolio manager believes have attractive valuations based on metrics including dividend yield and price-to-earnings, price-to-cash flow and price-to-book ratios, as compared to other equity securities in the investable universe. The Earnings Change investment style is designed to capture shorter-term, trend-following investment opportunities and generally selects equity securities with positive earnings revisions, announcements or surprises. The Price Momentum investment style is also trend-following and generally selects equity securities with positive price momentum and relative strength within the investable universe. The Growth investment style generally selects equity securities with expected and historical earnings growth and dividend growth. The Quality investment style generally emphasizes equity securities with strong profitability and historical earnings stability, and considers additional factors, such as whether a company has improving margins, positive net income, positive operating capital, decreasing long-term debt and high-quality earnings, among others.

The Fund’s research suggests that, while each of the investment styles described above can be individually successful over the long-term and during certain periods, each investment style may also experience “down-swings” (i.e., during certain market, economic, or other conditions an individual investment style may underperform compared to the relevant broad equity market). Building a portfolio with a diversified mix of investment styles is the Fund’s attempt to mitigate what the portfolio manager believes to be the cyclical nature of the individual investment styles. The Fund’s diversified mix of investment styles is expected to remain fairly stable over time.

The Fund may participate in initial public offerings (IPOs). The Fund may also invest a portion of its assets in real estate investment trusts (REITs). The Fund may also utilize foreign currency exchange contracts, stock index futures contracts, warrants and other derivative instruments.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

6	Allianz Multi-Strategy Funds

AllianzGI Best Styles Emerging Markets Equity Fund (continued)

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser  Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Manager

Dr. Michael Heldmann, CFA, portfolio manager, has managed the Fund since its inception in 2014.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	7

AllianzGI Best Styles Global Equity Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 293 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Institutional	None	None
Class R6	None	None
Class P	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.30%	0.25%	1.98%	2.53%	(1.78)%	0.75%
Institutional	0.30	None	1.97	2.27	(1.77)	0.50
Class R6	0.30	None	1.50	1.80	(1.40)	0.40
Class P	0.30	None	1.38	1.68	(1.08)	0.60
(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2016 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.75% for Class A shares, 0.50% for Institutional Class shares, 0.60% for Class P shares, and 0.40% for Class R6 shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$72	$583	$1,120	$2,581	$72	$583	$1,120	$2,581
Institutional	51	539	1,053	2,467	51	539	1,053	2,467
Class R6	41	430	844	2,000	41	430	844	2,000
Class P	61	424	811	1,897	61	424	811	1,897

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate from its inception on December 2, 2013 through the end of its fiscal year on November 30, 2014 was 76% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its investment objective by creating a diversified portfolio of global equities. The Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. The Fund normally invests at least 40% of its assets in non-U.S. securities, including emerging market securities. The portfolio managers intend to diversify the Fund’s investments across geographic regions and economic sectors. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies.

8	Allianz Multi-Strategy Funds

AllianzGI Best Styles Global Equity Fund (continued)

The Fund’s investment strategy centers on the portfolio managers’ belief that individual investment styles (as described below) carry long-term “risk premiums” that are largely independent of the current economic or market environment and that can be captured using a disciplined investment approach.

The investment process begins with a broad investment universe containing at least 4,000 equity securities. Next, individual securities are evaluated based on quantitative “investment style” research and may also be evaluated by the Sub-Adviser’s fundamental research team. Investment style research categorizes companies through a proprietary quantitative model that scores each company along several investment style categories, described below (Value, Earnings Change, Price Momentum, Growth, and Quality). Fundamental research evaluates each company identified as an investment candidate through the quantitative “investment style” research process using a wide range of company-specific information gathered by in-house analysts and external sources. In selecting individual stocks with attractive fundamental characteristics, the portfolio managers seek to diversify the mix of investment styles represented across the whole portfolio (i.e., by making sure high-scoring issuers from all of the investment styles are among the final holdings). The portfolio managers attempt to control for risk factors (such as over- and under-weights relative to the MSCI All Country World Index and the portfolio’s sensitivity to broader market movements (or “beta”)). The portfolio is managed with reference to the MSCI All Country World Index and the portfolio managers intend, under normal circumstances, to have at least 300 equity securities in the Fund’s portfolio. The Fund may and intends to hold stocks that are not included in the MSCI All Country World Index.

The Value investment style selects equity securities that the portfolio managers believe have attractive valuations based on metrics including dividend yield and price-to-earnings, price-to-cash flow and price-to-book ratios, as compared to other equity securities in the investable universe. The Earnings Change investment style is designed to capture shorter-term, trend-following investment opportunities and generally selects equity securities with positive earnings revisions, announcements or surprises. The Price Momentum investment style is also trend-following and generally selects equity securities with positive price momentum and relative strength within the investable universe. The Growth investment style generally selects equity securities with expected and historical earnings growth and dividend growth. The Quality investment style generally emphasizes equity securities with strong profitability and historical earnings stability, and considers additional factors, such as whether a company has improving margins, positive net income, positive operating capital, decreasing long-term debt and high-quality earnings, among others.

The Fund’s research suggests that, while each of the investment styles described above can be individually successful over the long-term and during certain periods, each investment style may also experience “down-swings” (i.e., during certain market, economic, or other conditions an individual investment style may underperform compared to the relevant broad equity market). Building a portfolio with a diversified mix of investment styles is the Fund’s attempt to mitigate what the portfolio managers believe to be the cyclical nature of the individual investment styles. The Fund’s diversified mix of investment styles is expected to remain fairly stable over time.

The Fund may participate in initial public offerings (IPOs). The Fund may also utilize foreign currency exchange contracts, stock index futures contracts, warrants and other derivative instruments.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Prospectus	9

AllianzGI Best Styles Global Equity Fund (continued)

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class R6 shares. Class A, Institutional Class and Class P performance would be lower than Class R6 performance because of the lower expenses paid by Class R6 shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges (loads). For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns – Class R6

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 04/01/2014–06/30/2014	5.35%
Lowest 07/01/2014–09/30/2014	-2.57%

10	Allianz Multi-Strategy Funds

AllianzGI Best Styles Global Equity Fund (continued)

Average Annual Total Returns (for periods ended 12/31/14)

	1 Year	Fund Inception (12/2/13)
Class R6 — Before Taxes	7.06%	8.30%
Class R6 — After Taxes on Distributions	4.86%	6.24%
Class R6 — After Taxes on Distributions and Sale of Fund Shares	4.05%	5.42%
Class A — Before Taxes	0.78%	2.37%
Institutional Class — Before Taxes	6.91%	8.15%
Class P — Before Taxes	6.85%	8.08%
MSCI All Country World Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	4.16%	5.94%
Lipper Global Multi-Cap Core Funds Average	3.21%	4.34%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class R6 shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser  Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Dr. Klaus Teloeken, lead portfolio manager, Co-CIO of Systematic Equity, has managed the Fund since its inception in 2013.

Dr. Rainer Tafelmayer, portfolio manager, has managed the Fund since its inception in 2013.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class R6 and Class P shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A shares and 1-800-498-5413 for Institutional Class, Class R6 and Class P shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class P shares, the minimum initial investment in the Fund is $1 million, though the minimum may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	11

AllianzGI Best Styles International Equity Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):    None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Institutional	0.30%	None	5.50%	5.80%	(5.25)%	0.55%
Class R6	0.30	None	5.50	5.80	(5.35)	0.45
Class P	0.30	None	5.60	5.90	(5.25)	0.65
(1)	Other Expenses are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2015 and include organizational expenses.
(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2016 to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.55% for Institutional Class shares, 0.45% for Class R6 shares and 0.65% for Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years
Institutional	$56	$839
Class R6	46	830
Class P	66	869

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance. Because the Fund has not yet completed its initial fiscal year, the Fund has no reportable portfolio turnover rate.

Principal Investment Strategies	The Fund seeks to achieve its investment objective by creating a diversified portfolio of international equities. The Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. The Fund ordinarily allocates its investments among a number of countries (i.e., at least three), including those in the MSCI EAFE Index, and normally invests at least 80% of its assets in non-U.S. securities. The Fund normally focuses its non-U.S. investments in developed countries but may also invest in emerging markets securities. The portfolio manager intends to diversify the Fund’s investments across geographic regions and economic sectors. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies.

The Fund’s investment strategy centers on the portfolio manager’s belief that individual investment styles (as described below) carry long-term “risk premiums” that are largely independent of the current economic or market environment and that can be captured using a disciplined investment approach.

The investment process begins with a broad investment universe containing at least 1,500 equity securities. Next, individual securities are evaluated based on quantitative “investment style” research and may also be evaluated by the Sub-Adviser’s fundamental research team. Investment style research categorizes companies through a proprietary quantitative model that scores each company along several investment style categories, described below (Value, Earnings Change, Price Momentum, Growth, and Quality). Fundamental research

12	Allianz Multi-Strategy Funds

AllianzGI Best Styles International Equity Fund (continued)

evaluates each company identified as an investment candidate through the quantitative “investment style” research process using a wide range of company-specific information gathered by in-house analysts and external sources. In selecting individual stocks with attractive fundamental characteristics, the portfolio manager seeks to diversify the mix of investment styles represented across the whole portfolio (i.e., by making sure high-scoring issuers from all of the investment styles are among the final holdings). The portfolio manager attempts to control for risk factors (such as over- and under-weights relative to the MSCI EAFE Index and the portfolio’s sensitivity to broader market movements (or “beta”)). The portfolio is managed with reference to the MSCI EAFE Index and the portfolio manager intends, under normal circumstances, to have at least 200 equity securities in the Fund’s portfolio. The Fund may and intends to hold stocks that are not included in the MSCI EAFE Index.

The Value investment style selects equity securities that the portfolio manager believes have attractive valuations based on metrics including dividend yield and price-to-earnings, price-to-cash flow and price-to-book ratios, as compared to other equity securities in the investable universe. The Earnings Change investment style is designed to capture shorter-term, trend-following investment opportunities and generally selects equity securities with positive earnings revisions, announcements or surprises. The Price Momentum investment style is also trend-following and generally selects equity securities with positive price momentum and relative strength within the investable universe. The Growth investment style generally selects equity securities with expected and historical earnings growth and dividend growth. The Quality investment style generally emphasizes equity securities with strong profitability and historical earnings stability, and considers additional factors, such as whether a company has improving margins, positive net income, positive operating capital, decreasing long-term debt and high-quality earnings, among others.

The Fund’s research suggests that, while each of the investment styles described above can be individually successful over the long-term and during certain periods, each investment style may also experience “down-swings” (i.e., during certain market, economic, or other conditions an individual investment style may underperform compared to the relevant broad equity market). Building a portfolio with a diversified mix of investment styles is the Fund’s attempt to mitigate what the portfolio manager believes to be the cyclical nature of the individual investment styles. The Fund’s diversified mix of investment styles is expected to remain fairly stable over time.

The Fund may participate in initial public offerings (IPOs). The Fund may also invest a portion of its assets in real estate investment trusts (REITs). The Fund may also utilize foreign currency exchange contracts, stock index futures contracts, warrants and other derivative instruments.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Prospectus	13

AllianzGI Best Styles International Equity Fund (continued)

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser  Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Manager

Dr. Michael Heldmann, CFA, portfolio manager, has managed the Fund since its inception in 2014.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

14	Allianz Multi-Strategy Funds

AllianzGI Best Styles U.S. Equity Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):    None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Institutional	0.30%	None	8.40%	8.70%	(8.20)%	0.50%
Class R6	0.30	None	8.40	8.70	(8.30)	0.40
Class P	0.30	None	8.50	8.80	(8.20)	0.60
(1)	Other Expenses are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2015 and include organizational expenses.
(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2016 to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.50% for Institutional Class shares, 0.40% for Class R6 shares and 0.60% for Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years
Institutional	$51	$1,234
Class R6	41	1,225
Class P	61	1,263

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance. Because the Fund has not yet completed its initial fiscal year, the Fund has no reportable portfolio turnover rate.

Principal Investment Strategies	The Fund seeks to achieve its investment objective by creating a diversified portfolio of U.S. equity securities. The Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments, and the Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in securities of U.S. companies. The Fund currently defines “U.S. companies” as those companies whose securities are traded in U.S. markets and that (i) are organized or headquartered in the United States or (ii) are designated as U.S. companies by commonly recognized market data services. The portfolio manager intends to diversify the Fund’s investments across economic sectors. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies.

The Fund’s investment strategy centers on the portfolio manager’s belief that individual investment styles (as described below) carry long-term “risk premiums” that are largely independent of the current economic or market environment and that can be captured using a disciplined investment approach.

The investment process begins with a broad investment universe containing at least 1,000 equity securities. Next, individual securities are evaluated based on quantitative “investment style” research and may also be evaluated by the Sub-Adviser’s fundamental research team. Investment style research categorizes companies through a proprietary quantitative model that scores each company along several investment style categories, described below (Value, Earnings Change, Price Momentum, Growth, and Quality). Fundamental research

Prospectus	15

AllianzGI Best Styles U.S. Equity Fund (continued)

evaluates each company identified as an investment candidate through the quantitative “investment style” research process using a wide range of company-specific information gathered by in-house analysts and external sources. In selecting individual stocks with attractive fundamental characteristics, the portfolio manager seeks to diversify the mix of investment styles represented across the whole portfolio (i.e., by making sure high-scoring issuers from all of the investment styles are among the final holdings). The portfolio manager attempts to control for risk factors (such as over- and under-weights relative to the S&P 500 Index and the portfolio’s sensitivity to broader market movements (or “beta”)). The portfolio is managed with reference to the S&P 500 Index and the portfolio manager intends, under normal circumstances, to have at least 150 equity securities in the Fund’s portfolio. The Fund may and intends to hold stocks that are not included in the S&P 500 Index.

The Value investment style selects equity securities that the portfolio manager believes have attractive valuations based on metrics including dividend yield and price-to-earnings, price-to-cash flow and price-to-book ratios, as compared to other equity securities in the investable universe. The Earnings Change investment style is designed to capture shorter-term, trend-following investment opportunities and generally selects equity securities with positive earnings revisions, announcements or surprises. The Price Momentum investment style is also trend-following and generally selects equity securities with positive price momentum and relative strength within the investable universe. The Growth investment style generally selects equity securities with expected and historical earnings growth and dividend growth. The Quality investment style generally emphasizes equity securities with strong profitability and historical earnings stability, and considers additional factors, such as whether a company has improving margins, positive net income, positive operating capital, decreasing long-term debt and high-quality earnings, among others.

The Fund’s research suggests that, while each of the investment styles described above can be individually successful over the long-term and during certain periods, each investment style may also experience “down-swings” (i.e., during certain market, economic, or other conditions an individual investment style may underperform compared to the relevant broad equity market). Building a portfolio with a diversified mix of investment styles is the Fund’s attempt to mitigate what the portfolio manager believes to be the cyclical nature of the individual investment styles. The Fund’s diversified mix of investment styles is expected to remain fairly stable over time.

The Fund may participate in initial public offerings (IPOs). The Fund may also invest a portion of its assets in real estate investment trusts (REITs) and utilize foreign currency exchange contracts, stock index futures contracts, warrants and other derivative instruments.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

16	Allianz Multi-Strategy Funds

AllianzGI Best Styles U.S. Equity Fund (continued)

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser  Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Manager

Karsten Niemann, CFA, portfolio manager, has managed the Fund since its inception in 2014.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	17

AllianzGI China Equity Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 293 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Institutional	None	None
Class P	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	1.10%	0.25%	4.38%	5.73%	(4.03)%	1.70%
Class C	1.10	1.00	4.82	6.92	(4.47)	2.45
Institutional	1.10	None	4.83	5.93	(4.48)	1.45
Class P	1.10	None	3.64	4.74	(3.23)	1.51
Class D	1.10	0.25	7.71	9.06	(7.29)	1.77
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2016, to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.70% for Class A shares, 2.45% for Class C shares, 1.45% for Institutional Class shares, 1.51% for Class P shares and 1.77% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$713	$1,824	$2,918	$5,585	$713	$1,824	$2,918	$5,585
Class C	348	1,640	2,980	6,109	248	1,640	2,980	6,109
Institutional	148	1,364	2,558	5,448	148	1,364	2,558	5,448
Class P	154	1,137	2,126	4,621	154	1,137	2,126	4,621
Class D	180	1,975	3,628	7,207	180	1,975	3,628	7,207

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2014 was 123% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of Chinese companies. The portfolio manager considers “Chinese

18	Allianz Multi-Strategy Funds

AllianzGI China Equity Fund (continued)

companies” as those companies that (i) are incorporated in mainland China, (ii) derive at least 50% of their revenue or profits from business activities in mainland China, or (iii) maintain at least 50% of their assets in mainland China. Under normal circumstances, the Fund will invest primarily in Chinese companies that are incorporated in mainland China and listed on the Hong Kong Stock Exchange (commonly referred to as “H-shares”) or those that are incorporated internationally and listed on the Hong Kong Stock Exchange (commonly referred to as “Red-chips”), though the Fund may invest in Chinese companies listed on exchanges in other countries, such as Singapore or the United States. Under normal circumstances, no more than 50% of the Fund’s assets will be invested in Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges as A-shares (which are denominated in Renminbi, mainland China’s currency) or B-shares (which are denominated in the United States dollar or the Hong Kong dollar). The Fund may invest in securities of companies with any size market capitalization and may invest without limit in emerging market securities. The Fund may gain exposure to equity securities of Chinese companies directly or indirectly, including through exchange-traded funds (ETFs) and participatory notes (“P-Notes”). The portfolio manager uses a disciplined, bottom-up security selection methodology and seek to identify investment opportunities based on fundamental analysis. The portfolio manager focuses on growth securities that she believes are trading at reasonable valuations, securities with positive transformations (e.g., re-ratings, or earning surprises) and securities that she believes have turn-around potential. The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. In addition to equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first seven risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

China-Related Risk:  Because the Fund focuses its investments in Chinese companies, it is particularly affected by events or factors relating to China, which may increase risk and volatility.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Prospectus	19

AllianzGI China Equity Fund (continued)

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C and Class D performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Institutional Class and Class P performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 10/01/2012–12/31/2012	12.61%
Lowest 07/01/2011–09/30/2011	-26.33%

Average Annual Total Returns (for periods ended 12/31/14)

	1 Year	Fund Inception (6/7/10)
Class A — Before Taxes	-1.97%	5.79%
Class A — After Taxes on Distributions	-3.34%	4.24%
Class A — After Taxes on Distributions and Sale of Fund Shares	-1.01%	3.88%
Class C — Before Taxes	1.94%	6.34%
Institutional Class — Before Taxes	4.01%	7.50%
Class P — Before Taxes	4.00%	7.42%
Class D — Before Taxes	3.72%	7.14%
MSCI China Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	7.96%	6.00%
Lipper China Region Funds Average	3.43%	5.99%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

20	Allianz Multi-Strategy Funds

AllianzGI China Equity Fund (continued)

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser  Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Manager

Christina Chung, CFA, senior portfolio manager, has managed the Fund since 2010.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A and Class C shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P and Class D shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class C shares and 1-800-498-5413 for Institutional Class, Class P and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	21

AllianzGI Convertible Fund

Investment Objective	The Fund seeks maximum total return, consisting of capital appreciation and current income.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 293 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Class R	None	None
Institutional	None	None
Class P	None	None
Administrative	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
Class A	0.57%	0.25%	0.15%	0.97%
Class C	0.57	1.00	0.13	1.70
Class R	0.57	0.50	0.23	1.30
Institutional	0.57	None	0.08	0.65
Class P	0.57	None	0.17	0.74
Administrative	0.57	0.25	0.07	0.89
Class D	0.57	0.25	0.20	1.02
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$644	$842	$1,057	$1,674	$644	$842	$1,057	$1,674
Class C	273	536	923	2,009	173	536	923	2,009
Class R	132	412	713	1,568	132	412	713	1,568
Institutional	66	208	362	810	66	208	362	810
Class P	76	237	411	918	76	237	411	918
Administrative	91	284	493	1,096	91	284	493	1,096
Class D	104	325	563	1,248	104	325	563	1,248

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2014 was 94% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in convertible securities, which include, but are not limited to, corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) equity securities or other securities, such as warrants or options, which provide an opportunity for equity participation.

22	Allianz Multi-Strategy Funds

AllianzGI Convertible Fund (continued)

For purposes of this policy, the Fund may also gain exposure to convertible securities through derivatives or other “synthetic” means. The Fund may invest in securities of any size market capitalization or credit quality, and may from time to time invest a significant amount of its assets in securities of smaller companies. The Fund may also invest up to 20% of its net assets in nonconvertible debt securities rated below investment grade or unrated and determined to be of similar quality (“high-yield securities” or “junk bonds”). The Fund may also invest in securities issued by the U.S. government and its agencies and instrumentalities. The portfolio managers follow a disciplined, fundamental bottom-up research process, which facilitates the early identification of convertible securities issuers demonstrating the ability to improve their fundamental characteristics. The portfolio managers select issuers that exceed minimum fundamental metrics and exhibit the highest visibility of future expected operating performance. The fundamental research process generally includes: a breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; analysis of experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate analysis. Under normal market conditions, the portfolio managers seek to capture approximately 60-80% of the upside performance of the underlying equities with 50% or less of the downside exposure. The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first nine risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Convertible Securities Risk:  Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Call Risk:  A fixed-income security may be redeemed before maturity (“called”) below its current market price and a call may lead to the reinvestment of proceeds at a lower interest rate, or with higher credit risk or other less favorable characteristics.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk:   Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Prospectus	23

AllianzGI Convertible Fund (continued)

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class A, Class C, Class R, Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges (loads). For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 07/01/2009–09/30/2009	15.01%
Lowest 10/01/2008–12/31/2008	-14.89%

Average Annual Total Returns (for periods ended 12/31/14)

	1 Year	5 Years	10 Years	Fund Inception (4/19/93)
Institutional Class — Before Taxes	6.68%	12.18%	9.37%	10.84%
Institutional Class — After Taxes on Distributions	3.67%	10.39%	7.86%	8.79%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	5.08%	9.15%	7.14%	8.23%
Class A — Before Taxes	0.47%	10.58%	8.42%	10.20%
Class C — Before Taxes	4.61%	11.03%	8.23%	9.67%
Class R — Before Taxes	6.01%	11.48%	8.72%	10.20%
Class P — Before Taxes	6.58%	12.06%	9.26%	10.73%
Administrative Class — Before Taxes	6.42%	11.90%	9.06%	10.50%
Class D — Before Taxes	6.27%	11.80%	9.02%	10.48%
BofA Merrill Lynch All Convertibles Index (reflects no deduction for fees, expenses or taxes)	9.44%	11.72%	7.11%	8.52%
Lipper Convertible Securities Funds Average	6.55%	9.51%	6.05%	8.27%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through

24	Allianz Multi-Strategy Funds

AllianzGI Convertible Fund (continued)

tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser  Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Douglas G. Forsyth, CFA, portfolio manager, managing director and CIO Fixed Income US, has managed the Fund since 1994.

Justin Kass, CFA, portfolio manager and managing director, has managed the Fund since 2003.

Purchase and Sale of Fund Shares	As described under “How to Buy and Sell Shares” in the Fund’s prospectus, as of January 16, 2014, the Fund is no longer available for purchase by new investors, with certain exceptions. Subject to those restrictions you may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA, 02266-8050) for Class A, Class C and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P, Administrative Class and Class D shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C and Class R shares and 1-800-498-5413 for Institutional Class, Class P, Administrative Class and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Institutional Class, Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	25

AllianzGI Emerging Markets Consumer Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 293 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Institutional	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses	Expense Reductions(3)	Total Annual Fund Operating Expenses After Expense Reductions(3)
Class A	1.00%	0.25%	9.07%	10.32%	(8.67)%	1.65%
Institutional	1.00	None	9.07	10.07	(8.77)	1.30
(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
(2)	Other Expenses are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2015 and include organizational expenses.
(3)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2016 to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.65% for Class A shares and 1.30% for Institutional Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period		Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	1 Year	3 Years
Class A	$709	$2,017	$709	$2,017
Institutional	132	1,474	132	1,474

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance. Because the Fund has not yet completed its initial fiscal year, the Fund has no reportable portfolio turnover rate.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in securities and instruments that are tied economically to emerging markets countries and by investing at least 80% of its net assets (plus borrowings made for investment purposes) in securities of companies in the consumer and consumer-related sectors. The Fund currently defines emerging markets countries as countries with securities markets that are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. The Fund’s portfolio managers consider a security to be tied economically to a country with an emerging securities market if it is classified as an emerging market security by MSCI Inc. (“MSCI”), incorporated in an Emerging Market Country (as defined below), traded on an exchange in an Emerging Market Country or if

26	Allianz Multi-Strategy Funds

AllianzGI Emerging Markets Consumer Fund (continued)

it has exposure to an Emerging Market Country. The Fund will normally invest primarily in companies located in the countries represented in the Fund’s primary benchmark index, which, as of the date of this Prospectus, is currently the MSCI Emerging Markets Index (“Emerging Market Countries”).

The Fund seeks to capitalize on the economic growth, a significant young population, and expanding middle class consumption within emerging market countries via consumer-related companies. Generally, companies in the consumer and consumer-related sectors are companies principally engaged in the manufacture, sale or distribution of goods and services to consumers. The Fund may generally invest in all industries within the consumer staples, consumer discretionary and health care sectors, and select consumer-oriented industries within information technology, industrials, financials and telecommunications sectors. The consumer staples sector comprises those companies whose consumer products are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. It also includes food and drug retailing companies as well as hypermarkets and consumer super centers. The consumer discretionary sector encompasses those businesses whose consumer products tend to be the most sensitive to economic cycles. Its manufacturing segment includes automotive, household durable goods, leisure equipment and textiles and apparel. Its services segment includes hotels, restaurants and other leisure facilities, media production and services, and consumer retailing and services. The health care sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. Consumer-oriented companies in other sectors may include, but are not limited to, airlines, wireless telecommunications, consumer-related financials, internet software and services, communication equipment and computers and peripherals industries.

The Fund normally invests primarily in common stocks, either directly or indirectly through American Depositary Receipts (ADRs) and other depositary receipts. The Fund may also use participatory notes (“P-Notes”) to gain exposure to issuers in certain countries.

The portfolio managers seek to invest in consumer-oriented securities in emerging and developed markets which they believe capitalize on secular growth of the emerging market consumer. The portfolio managers believe that behavioral biases of investors contribute to market inefficiencies, which in turn can be exploited by sophisticated investors. The Fund’s investment universe consists primarily of approximately 1,300 emerging market consumer-related equities within the capitalization range of the MSCI Emerging Markets Index (between $306.43 million and $136.59 billion as of February 28, 2015) and approximately 200 developed market equities that have exposure to emerging markets. The team’s quantitative investment process begins with a proprietary alpha model which blends behavioral and fundamental factors. This multi-factor approach is integrated with a sophisticated risk model to form the basis of portfolio construction, with constraints at the individual security, industry and country levels to manage exposures relative to the benchmark index. Additionally, all investment recommendations are thoroughly vetted on a bottom-up basis to confirm the investment thesis and suitability before a purchase or sale. The integrated relationship between research and portfolio management combines the latest research from the academic and investment management communities with real-world portfolio management experience to attempt to maximize excess return opportunities within a framework that seeks to control risk.

In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest a portion of its assets in securities issued in initial public offerings (IPOs). The Fund may invest in the securities of issuers of any market capitalization, including smaller capitalization companies. The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund does not expect to invest significantly in derivative instruments during its initial fiscal year, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Prospectus	27

AllianzGI Emerging Markets Consumer Fund (continued)

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Focused Investment Risk (Consumer-Related Companies Risk):  Focusing on a limited number of issuers, sectors (such as the consumer and consumer-related sectors), industries or geographic regions increases risk and volatility.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser  Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Kunal Ghosh, portfolio manager and director, has managed the Fund since its inception in 2014.

Lu Yu, CFA, CIPM, portfolio manager and director, has managed the Fund since its inception in 2014.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A shares and 1-800-498-5413 for Institutional Class shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined

28	Allianz Multi-Strategy Funds

AllianzGI Emerging Markets Consumer Fund (continued)

only on days when the New York Stock Exchange is open for regular trading. For Class A shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	29

AllianzGI Emerging Markets Debt Fund

Investment Objective	The Fund seeks long-term capital appreciation and current income.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 293 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	3.75%	1%
Class C	None	1%
Institutional	None	None
Class P	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses	Expense Reductions(3)	Total Annual Fund Operating Expenses After Expense Reductions(3)
Class A	0.75%	0.25%	1.10%	2.10%	(0.90)%	1.20%
Class C	0.75	1.00	1.09	2.84	(0.89)	1.95
Institutional	0.75	N/A	1.09	1.84	(0.89)	0.95
Class P	0.75	N/A	1.12	1.87	(0.82)	1.05
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)	Other expenses are based upon estimated amounts for the Fund’s current fiscal year.
(3)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) to waive, through March 31, 2016, its management fee and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, taxes, extraordinary expenses, and certain credits and other expenses, exceed 1.20% for Class A shares, 1.95% for Class C shares, 0.95% for Institutional Class shares and 1.05% for Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period		Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	1 Year	3 Years
Class A	$493	$925	$493	$925
Class C	298	796	198	796
Institutional	97	492	97	492
Class P	107	508	107	508

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate from its inception on September 15, 2014 through the end of its fiscal year on November 30, 2014 was 27% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in debt instruments issued by Emerging Market Sovereign, Emerging Market Quasi-Sovereign and Emerging Market Corporate issuers. The Fund’s investments in derivatives and

30	Allianz Multi-Strategy Funds

AllianzGI Emerging Markets Debt Fund (continued)

other synthetic instruments that have economic characteristics similar to these investments will be counted toward satisfaction of the Fund’s 80% investment policy above. The instruments in which the Fund may invest may be denominated in non-U.S. currencies or the U.S. dollar. The Fund’s average portfolio duration varies based on, among other things, the Sub-Adviser’s forecast for interest rates. The Sub-Adviser currently expects that the Fund’s average portfolio duration typically will vary from 2 to 12 years, but reserves the flexibility to deviate from this range and, at times, the Fund may have a negative average portfolio duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest in securities of any credit quality, and the Fund’s average credit quality can vary as the portfolio managers deem appropriate.

“Emerging Market Sovereigns,” as used in the description above, refers to governments of emerging market countries. “Emerging Market Quasi-Sovereigns” refers to governmental entities, agencies and other issuers that are more than 50% owned, directly or indirectly, by an Emerging Market Sovereign, or whose obligations are guaranteed by an Emerging Market Sovereign. An “Emerging Market Corporate” issuer refers to any issuer other than an Emerging Market Sovereign or an Emerging Market Quasi-Sovereign that is located in an emerging market country. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. Countries with emerging market economies are those with securities markets that are, in the opinion of the Sub-Adviser, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation.

The portfolio managers use a multi-step process in selecting securities to buy and sell that combines top-down and bottom-up analysis. In the top-down element of the process, the portfolio managers seek opportunities in selected emerging markets by identifying markets that they believe may benefit from broader macroeconomic, industry or capital market developments. Bottom-up analysis focuses upon an individual issuer, its fundamental condition and the current market value of its debt instruments. The portfolio managers analyze hard currency Emerging Market Sovereigns and Emerging Market Quasi-Sovereigns, hard currency Emerging Market Corporates and local currency bonds separately and the bottom-up approach may vary for each. As part of its investment process, the portfolio managers also employ a risk management strategy. The risk management strategy considers markets, duration, credit risk and liquidity risk. In selecting investments, the portfolio managers may also seek to maximize emerging market returns by locating inefficiencies and often mispriced investments in Emerging Market Sovereigns, Emerging Market Quasi-Sovereigns, Emerging Market Corporates, local rates, and foreign exchange rates. The portfolio managers seek to build a final portfolio of securities that considers relative value.

The Fund may invest in debt instruments of all types and denominated in any currency (including, without limitation, U.S. Dollars, Euros, Swiss Francs, Japanese Yen, British Pound Sterling and other major currencies, as well as local currencies of emerging market countries) whether subordinated or unsubordinated, secured or unsecured, quoted or unquoted, rated or unrated, or floating or fixed rate. These may include, without limitation, bonds, debentures, notes, convertible securities, commercial paper, loans, participations, certificates of deposit, asset-backed securities and mortgage-backed securities. The Fund may also invest a portion of its assets in money market instruments, including money market funds denominated in U.S. dollars or other currencies, as well as other investment companies, if the investment companies invest principally in the types of investments in which the Fund may invest directly. Shorting of individual bonds may also be part of the investment strategy. The Fund may enter into short sales of bonds for a range of purposes, including: (i) to offset potential declines in long positions in similar securities; (ii) to increase the flexibility of the Fund; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments.

The Fund may utilize various derivative instruments and related strategies, including to gain exposure to one or more of the issuers referred to above or other assets. The Fund may utilize derivatives of all types and may invest in, without limitation, call and put options, forward contracts and swap agreements (including as the buyer or seller of credit default swaps), credit-linked notes and other related instruments with respect to individual currencies, bonds, and securities of any kind, indices and baskets of securities, interest rates and currencies as part of its principal investment strategies. The Fund may use derivatives for hedging or efficient portfolio management purposes, but also may use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities. The Fund may invest in currency-related transactions, such as forward transactions (including deliverable and non-deliverable forwards), currency futures transactions and currency options transactions, and may also invest directly in foreign currencies, in each case for hedging or other investment purposes.

Prospectus	31

AllianzGI Emerging Markets Debt Fund (continued)

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk.

The Fund may, at any time, invest in affiliated and unaffiliated funds and may invest up to 10% of its net assets in unaffiliated non-U.S. funds that are Undertakings for Collective Investment in Transferable Securities (“UCITS”). A portion of the Fund’s positions in acquired funds (but no more than 15% of the Fund’s net assets when taken together with any other illiquid assets held by the Fund) is expected to be illiquid (i.e., securities that the Fund would not be able to sell or dispose of in the ordinary course of business within seven calendar days).

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first seven risks):

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Confidential Information Access Risk:  The Fund’s Sub-Adviser normally will seek to avoid the receipt of material, non-public information (“Confidential Information”) about the issuers of Senior Loans, other bank loans and related investments being considered for acquisition or held in the Fund’s portfolio, and thus the Fund may be disadvantaged in comparison to other investors who have received Confidential Information from issuers.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Short Selling Risk:  Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

32	Allianz Multi-Strategy Funds

AllianzGI Emerging Markets Debt Fund (continued)

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Underlying Fund and Other Acquired Fund Risks:  The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser  Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Greg Saichin, CIO global Emerging Markets Fixed Income team and senior portfolio manager, has managed the Fund since 2014.

Zeke Diwan, senior portfolio manager in the Emerging Markets Fixed Income team, has managed the Fund since 2014.

Daniel Ha, CFA, Emerging Markets Fixed Income team and senior portfolio manager, has managed the Fund since 2014.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A and Class C shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class and Class P shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class C shares and 1-800-498-5413 for Institutional Class and Class P shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	33

AllianzGI Emerging Markets Small-Cap Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 293 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Institutional	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses	Expense Reductions(3)	Total Annual Fund Operating Expenses After Expense Reductions(3)
Class A	1.20%	0.25%	8.89%	10.34%	(8.49)%	1.85%
Institutional	1.20	None	8.89	10.09	(8.59)	1.50
(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
(2)	Other Expenses are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2015 and include organizational expenses.
(3)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2016 to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.85% for Class A shares and 1.50% for Institutional Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period		Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	1 Year	3 Years
Class A	$728	$2,037	$728	$2,037
Institutional	153	1,495	153	1,495

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance. Because the Fund has not yet completed its initial fiscal year, the Fund has no reportable portfolio turnover rate.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in securities and instruments that are tied economically to emerging markets countries and by investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with market capitalizations comparable to those of companies included in the MSCI Emerging Markets Small Cap Index (between $79.3 million and $4.7 billion as of February 28, 2015). The Fund currently defines emerging markets countries as countries with securities markets that are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. The Fund’s portfolio managers consider a security to be tied economically to a country with an emerging securities market if it is classified as an emerging market security by MSCI Inc. (“MSCI”), incorporated in an Emerging Market Country (as defined below), traded on an exchange in an

34	Allianz Multi-Strategy Funds

AllianzGI Emerging Markets Small-Cap Fund (continued)

Emerging Market Country or if it has exposure to an Emerging Market Country. The Fund will normally invest primarily in companies located in the countries represented in the Fund’s benchmark, which, as of the date of this Prospectus, is currently the MSCI Emerging Markets Small Cap Index (“Emerging Market Countries”). The Fund may also use participatory notes (“P-Notes”) to gain exposure to issuers in certain countries and may invest in exchange-traded funds (ETFs) to gain exposure to various markets and for other investment purposes.

The portfolio managers seek to invest in emerging markets small-cap equities which they believe are benefiting from change not yet fully reflected in the market. The portfolio managers believe that behavioral biases of investors contribute to market inefficiencies, which can be exploited by sophisticated investors. The portfolio managers begin with a selection universe of approximately 4,000 emerging markets small-cap securities. Their quantitative investment process uses a proprietary alpha model which blends behavioral and fundamental factors. This multi-factor approach is integrated with a sophisticated risk model to form the basis of portfolio construction, with constraints at the individual security, industry and country levels to manage exposures relative to the benchmark index. Additionally, all investment recommendations are thoroughly vetted on a bottom-up basis to confirm the investment thesis and suitability before a purchase or sale. The integrated relationship between research and portfolio management combines the latest research from the academic and investment management communities with real-world portfolio management experience to attempt to maximize excess return opportunities within a framework that seeks to control risk.

In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest a portion of its assets in securities issued in initial public offerings (IPOs). The Fund may also invest a portion of its assets in real estate investment trusts (REITs). The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund does not expect to invest significantly in derivative instruments during its initial fiscal year, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Prospectus	35

AllianzGI Emerging Markets Small-Cap Fund (continued)

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser  Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Kunal Ghosh, portfolio manager and director, has managed the Fund since its inception in 2014.

Lu Yu, CFA, CIPM, portfolio manager and director, has managed the Fund since its inception in 2014.

Jie Wei, CFA, portfolio manager and vice president, has managed the Fund since its inception in 2014.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A shares and 1-800-498-5413 for Institutional Class shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

36	Allianz Multi-Strategy Funds

AllianzGI Europe Equity Dividend Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 293 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Institutional	None	None
Class P	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1 Fees)	Other Expenses(2)	Total Annual Fund Operating Expenses	Expense Reductions(3)	Total Annual Fund Operating Expenses After Expense Reductions(3)
Class A	0.80%	0.25%	9.54%	10.59%	(9.39)%	1.20%
Class C	0.80	1.00	9.54	11.34	(9.39)	1.95
Institutional	0.80	None	9.54	10.34	(9.39)	0.95
Class P	0.80	None	9.64	10.44	(9.39)	1.05
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)	Other expenses are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2015 and include organizational expenses.
(3)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive, through March 31, 2016, its management fee and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, taxes and extraordinary expenses, and certain credits and other expenses, exceed 1.20% for Class A shares, 1.95% for Class C shares, 1.05% for Class P shares and 0.95% for Institutional Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period		Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	1 Year	3 Years
Class A	$666	$2,028	$666	$2,028
Class C	298	1,768	198	1,768
Institutional	97	1,494	97	1,494
Class P	107	1,522	107	1,522

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance. Because the Fund has not yet completed its initial fiscal year, the Fund has no reportable turnover rate.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by creating a diversified portfolio of equity securities issued by European companies that are expected to pay above-average dividends and that the portfolio managers consider to have high-quality business fundamentals. The Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. The Fund

Prospectus	37

AllianzGI Europe Equity Dividend Fund (continued)

will also normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in securities of European issuers or in cash equivalents or fixed income securities denominated in euros or other European currencies. The Fund’s portfolio will normally consist of 30-60 securities.

The Fund may invest in emerging markets and in non-European markets. The Fund may hold deposit and money market instruments in an aggregate amount of up to 20% of Fund assets. The Fund may participate in initial public offerings (“IPOs”). The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies, and is not subject to any asset allocation guidelines based on country or sector.

The investment selection process focuses on European companies that the portfolio managers expect to pay dividends above the market average, and that the portfolio managers believe have business models and cash flow generation to support sustained dividend payments. The portfolio managers will typically incorporate both macroeconomic and issuer-specific analysis into their investment process. The portfolio managers will analyze target companies’ dividend payout policies, their dividend payment histories, their current balance sheet positions and their potential for generating sufficient cash flow to sustain dividend payments in the future. For each potential investment target, the portfolio managers will typically perform detailed bottom-up cash flow analysis, including consideration of competitive position, bargaining power with customers, sales and distribution prospects, operating expenses, working capital and capital expenditure needs and interest and tax expenses. Under normal circumstances, every stock in the portfolio is expected to be a dividend paying stock.

In addition to equity securities (such as preferred stocks, convertible securities and warrants), the Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. The Fund also may employ a strategy of writing (selling) call options, typically on common stocks held in its portfolio; such strategy is intended to enhance Fund distributions and reduce overall portfolio risk, though there is no assurance that it will succeed. The Fund may achieve its exposure to European securities either directly, or through equity-linked securities or derivatives, or through depository receipts such as American Depositary Receipts (ADRs). Although the Fund does not intend to invest significantly in derivative instruments, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

38	Allianz Multi-Strategy Funds

AllianzGI Europe Equity Dividend Fund (continued)

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser  Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Neil Dwane, CFA, CIO-Europe and portfolio manager, has managed the Fund since its inception in 2015.

Gregor Rudolph-Dengel, CFA, portfolio manager, has managed the Fund since its inception in 2015.

Joerg de Vries-Hippen, CFA, CIO-European Equities and portfolio manager, has managed the Fund since its inception in 2015.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A and Class C shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class and Class P shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class C shares and 1-800-498-5413 for Institutional Class and Class P shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	39

AllianzGI Global Allocation Fund

Investment Objective	The Fund seeks after-inflation capital appreciation and current income.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 293 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class B	None	5%
Class C	None	1%
Class R	None	None
Institutional	None	None
Class P	None	None
Administrative	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses(2)	Total Annual Fund Operating Expenses(3)	Expense Reductions(4)(5)	Total Annual Fund Operating Expenses After Expense Reductions(4)(5)
Class A	0.70%	0.25%	0.24%	0.45%	1.64%	(0.55)%	1.09%
Class B	0.70	1.00	0.25	0.45	2.40	(0.59)	1.81
Class C	0.70	1.00	0.23	0.45	2.38	(0.55)	1.83
Class R	0.70	0.50	0.18	0.45	1.83	(0.57)	1.26
Institutional	0.70	None	0.26	0.45	1.41	(0.56)	0.85
Class P	0.70	None	0.27	0.45	1.42	(0.56)	0.86
Administrative	0.70	0.25	0.17	0.45	1.57	(0.47)	1.10
Class D	0.70	0.25	0.27	0.45	1.67	(0.58)	1.09
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class B shares, the maximum CDSC is imposed on shares redeemed in the first year, with CDSCs decreasing over time to zero for shares held longer. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Acquired Fund Fees and Expenses have been restated based upon an estimated allocation of the Fund’s assets among acquired funds. The fees and expenses borne indirectly by the Fund by investing in acquired funds will vary to the extent the Fund invests more or less in acquired funds, the mix of acquired funds differs from past investments, and/or there are changes in the expenses of the acquired funds. As a result, these indirect fees and expenses may be higher or lower than the Acquired Fund Fees and Expenses shown above.

(3)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4)

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) has contractually agreed to irrevocably waive a portion of its management fee equal to 0.55% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2016.

(5)

The Manager has contractually agreed, until March 31, 2016, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 4 above, Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.64% for Class A shares, 1.36% for Class B shares, 1.38% for Class C shares, 0.81% for Class R shares, 0.40% for Institutional Class shares, 0.41% for Class P shares, 0.65% for Administrative Class shares and 0.64% for Class D shares of the Fund’s average net assets attributable to Class A shares, Class B shares, Class C shares, Class R shares, Institutional Class shares, Class P shares, Administrative Class shares and Class D shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. The Examples also assume conversion of Class B shares to Class A shares after seven years. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

40	Allianz Multi-Strategy Funds

AllianzGI Global Allocation Fund (continued)

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$655	$988	$1,344	$2,343	$655	$988	$1,344	$2,343
Class B	684	992	1,427	2,328	184	692	1,227	2,328
Class C	286	690	1,221	2,674	186	690	1,221	2,674
Class R	128	520	937	2,101	128	520	937	2,101
Institutional	87	391	718	1,642	87	391	718	1,642
Class P	88	394	723	1,654	88	394	723	1,654
Administrative	112	450	811	1,828	112	450	811	1,828
Class D	111	470	853	1,928	111	470	853	1,928

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2014 was 48% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its investment objective through a combination of active allocation between asset classes and actively managed strategies within those asset classes. The Fund allocates its investments among asset classes in response to changing market, economic, and political factors and events that the portfolio managers believe may affect the value of the Fund’s investments. In making investment decisions for the Fund, the portfolio managers seek to identify trends and turning points in the global markets. To gain exposure to the various asset classes, the Fund incorporates actively managed strategies and/or passive instruments, including exchange-traded funds (“ETFs”) and exchange-traded notes, and derivative instruments such as futures. The Fund also seeks to limit portfolio volatility. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time.

The Fund invests directly and indirectly in globally diverse equity securities, including emerging market equities, and in U.S. dollar denominated fixed income securities. The Fund targets a long-term average strategic asset allocation of 60% to global equity exposure (the “Equity Component”) and 40% to fixed income exposure (the “Fixed Income Component”). The Fund may also use an “Opportunistic Component” whereby it invests up to 10% of its assets in any combination of the following asset classes: emerging market debt, international debt, intermediate and long-term high yield debt (commonly known as “junk bonds”), commodities, U.S. and international small capitalization stocks and real estate securities, including U.S. and non-U.S. real estate investment trusts (“REITs”). The Fund may either invest directly in these different asset classes or indirectly through derivatives and other instruments.

Allocations to “opportunistic” asset classes within underlying diversified strategies are not included in the calculation of the Opportunistic Component of the Fund. For example, allocations to REITs within diversified equity strategies or instruments that are similar to that of the MSCI ACWI are not counted within the Fund’s Opportunistic Component; however, direct allocations to REITS using futures on a REIT index or REIT ETFs will be counted within the Fund’s Opportunistic Component. Similarly, when underlying diversified bond funds have risk and volatility profiles that the portfolio managers believe to be similar to (or less than) that of the Barclays U.S. Aggregate Bond index, any allocations within those underlying diversified bond funds to “opportunistic” asset classes, such as high yield or emerging market debt, are also not counted towards the Opportunistic Component’s 10% limit. Only securities, instruments or actively managed strategies whose primary purpose is to gain exposure to one or more of the opportunistic asset classes count towards the Opportunistic Component’s 10% limit.

The portfolio managers analyze market cycles, economic cycles and valuations, of each asset class and their components and may adjust the Fund’s exposures to individual holdings and asset classes. Depending on market conditions, the Equity Component may range between approximately 50% and 70% of the Fund’s assets and the Fixed Income Component may range between approximately 30% and 50% of the Fund’s assets. Apart from this strategic asset allocation, the Fund may use its Opportunistic Component. Combined investments in the Equity Component and the Opportunistic Component are limited to 80% of the Fund’s assets at the time of investment. The portfolio managers adjust the Fund’s exposure to the Equity Component, the Fixed Income Component, and the Opportunistic Component in response to momentum and momentum reversion signals in an effort to mitigate downside risk in times of severe market stress, and to increase the return potential in favorable markets.

Prospectus	41

AllianzGI Global Allocation Fund (continued)

While the portfolio managers attempt to mitigate the downside risk to stabilize performance, there can be no assurance that the Fund will be successful in doing so. Momentum is the tendency of investments to exhibit persistence in their performance. Momentum reversion is the tendency that a performance trend will ultimately change and move in an opposite direction. The portfolio managers believe negative momentum suggests future periods of negative investment returns and increased volatility. When the portfolio managers recognize negative momentum for an asset class, the Fund may reduce its exposure to that asset class.

The portfolio managers believe positive momentum suggests future periods of positive investment returns and typical levels of market volatility. When the momentum signals for an asset class indicate positive momentum, the portfolio managers may increase the Fund’s exposure to that asset class.

In addition to the momentum and momentum reversion signals, the portfolio managers also apply fundamental analysis to locate opportunities to seek to improve the Fund’s return. Fundamental analysis may contribute to an adjustment of the Fund’s exposure to the asset classes that exhibit the strongest return prospects. The fundamental analysis attempts to locate opportunities not identified from momentum-related signals.

After determining the asset allocation among the Components, the portfolio managers select particular investments in an effort to obtain exposure to the relevant mix of asset classes. The Fund may invest in any type of equity or fixed income security, including common and preferred stocks, mutual funds, ETFs, warrants and convertible securities, mortgage-backed securities, asset-backed securities and government and corporate bonds. The Fund may invest in securities of companies of any capitalization, including smaller capitalization companies. The Fund also may make investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities. The Fund is expected to be highly diversified across industries, sectors, and countries. The Fund may liquidate a holding if it locates another instrument that offers a more attractive exposure to an asset class or when there is a change in the Fund’s target asset allocation, or if the instrument is otherwise deemed inappropriate.

In implementing these investment strategies, the Fund may make substantial use of over-the-counter (OTC) or exchange-traded derivatives, including futures contracts, interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the Fund, currency forwards, and structured notes. The Fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. The Fund may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the Fund’s obligations under derivative transactions.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

42	Allianz Multi-Strategy Funds

AllianzGI Global Allocation Fund (continued)

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Tax Risk:  Income from commodity-linked investments may limit the Fund’s ability to qualify as a “regulated investment company” for U.S. federal income tax purposes.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Underlying Fund and Other Acquired Fund Risks:  The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of two broad-based market indices, a custom-blended index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class D performance would be similar to Class A performance because of the similar expenses paid by Class D shares. Class B, Class C, Class R and Administrative Class performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Institutional Class and Class P performance would be higher than Class A

Prospectus	43

AllianzGI Global Allocation Fund (continued)

performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns – Class A

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 04/01/2009–06/30/2009	14.79%
Lowest 07/01/2011–09/30/2011	-13.24%

Average Annual Total Returns (for periods ended 12/31/14)

	1 Year	5 Years	10 Years	Fund Inception (9/30/98)
Class A — Before Taxes	-3.87%	5.91%	4.65%	5.51%
Class A — After Taxes on Distributions	-5.69%	4.53%	2.97%	3.79%
Class A — After Taxes on Distributions and Sale of Fund Shares	-1.97%	4.03%	2.98%	3.68%
Class B — Before Taxes	-3.80%	6.02%	4.70%	5.54%
Class C — Before Taxes	0.06%	6.31%	4.46%	5.09%
Class R — Before Taxes	1.58%	6.89%	5.01%	5.64%
Institutional Class — Before Taxes	1.99%	7.40%	5.66%	6.34%
Class P — Before Taxes	1.97%	7.34%	5.47%	6.10%
Administrative Class — Before Taxes	1.74%	7.12%	5.29%	5.93%
Class D — Before Taxes	1.76%	7.09%	5.25%	5.88%
MSCI AC World Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	4.16%	9.17%	6.09%	5.74%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.97%	4.45%	4.71%	5.22%
60% MSCI ACWI 40% Barclays U.S. Aggregate Bond Index	4.96%	7.56%	5.89%	5.89%
Lipper Mixed-Asset Target Allocation Moderate Funds Average	5.04%	8.26%	5.34%	5.64%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

44	Allianz Multi-Strategy Funds

AllianzGI Global Allocation Fund (continued)

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser  Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Giorgio Carlino, lead portfolio manager and director, has managed the Fund since 2015.

James Macey, CFA, CAIA, portfolio manager and director, has managed the Fund since 2011.

Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2009.

Rahul Malhotra, portfolio manager and vice-president, has managed the Fund since 2013.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A, Class B, Class C and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P, Administrative Class and Class D shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class B, Class C and Class R shares and 1-800-498-5413 for Institutional Class, Class P, Administrative Class and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. Class B shares are no longer available for purchase, except through exchanges and dividend reinvestments as described under “Sales of Class B Shares” in the Fund’s prospectus. For Institutional Class, Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	45

AllianzGI Global Dynamic Allocation Fund (formerly AllianzGI Global Growth Allocation Fund)

Investment Objective	The Fund seeks after-inflation capital appreciation and, secondarily, current income.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 293 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Class R	None	None
Institutional	None	None
Class P	None	None
Administrative	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses(2)	Total Annual Fund Operating Expenses(3)	Expense Reductions(4)(5)	Total Annual Fund Operating Expenses After Expense Reductions(4)(5)
Class A	0.70%	0.25%	3.43%	0.34%	4.72%	(3.62)%	1.10%
Class C	0.70	1.00	3.46	0.34	5.50	(3.67)	1.83
Class R	0.70	0.50	3.64	0.34	5.18	(3.83)	1.35
Institutional	0.70	None	3.45	0.34	4.49	(3.64)	0.85
Class P	0.70	None	3.55	0.34	4.59	(3.64)	0.95
Administrative	0.70	0.25	3.45	0.34	4.74	(3.64)	1.10
Class D	0.70	0.25	3.41	0.34	4.70	(3.60)	1.10
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Acquired Fund Fees and Expenses have been restated based upon an estimated allocation of the Fund’s assets among acquired funds. The fees and expenses borne indirectly by the Fund by investing in acquired funds will vary to the extent the Fund invests more or less in acquired funds, the mix of acquired funds differs from past investments, and/or there are changes in the expenses of the acquired funds. As a result, these indirect fees and expenses may be higher or lower than the Acquired Fund Fees and Expenses shown above.

(3)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4)

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) has contractually agreed to irrevocably waive a portion of its management fee equal to 0.55% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2016.

(5)

The Manager has contractually agreed, until March 31, 2016, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 4 above, Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.76% for Class A shares, 1.49% for Class C shares, 1.01% for Class R shares, 0.51% for Institutional Class shares, 0.61% for Class P shares, 0.76% for Administrative Class shares, and 0.76% for Class D shares of the Fund’s average net assets attributable to Class A shares, Class C shares, Class R shares, Institutional Class shares, Class P shares, Administrative Class shares and Class D shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

46	Allianz Multi-Strategy Funds

AllianzGI Global Dynamic Allocation Fund (continued)

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$656	$1,585	$2,520	$4,880	$656	$1,585	$2,520	$4,880
Class C	286	1,315	2,433	5,179	186	1,315	2,433	5,179
Class R	137	1,209	2,277	4,931	137	1,209	2,277	4,931
Institutional	87	1,027	1,976	4,393	87	1,027	1,976	4,393
Class P	97	1,056	2,023	4,475	97	1,056	2,023	4,475
Administrative	112	1,100	2,092	4,597	112	1,100	2,092	4,597
Class D	112	1,092	2,077	4,567	112	1,092	2,077	4,567

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2014 was 62% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its investment objective through a combination of active allocation between asset classes and actively managed strategies within those asset classes. The Fund allocates its investments among asset classes in response to changing market, economic, and political factors and events that the portfolio managers believe may affect the value of the Fund’s investments. In making investment decisions for the Fund, the portfolio managers seek to identify trends and turning points in the global markets. To gain exposure to the various asset classes, the Fund incorporates actively managed strategies and/or passive instruments, including exchange-traded funds (“ETFs”) and exchange-traded notes, and derivative instruments such as futures. The Fund also seeks to limit portfolio volatility. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time.

The Fund invests directly and indirectly in globally diverse equity securities, including emerging market equities, and in U.S. dollar denominated fixed income securities. The Fund targets a long-term average strategic asset allocation of 60% to global equity exposure (the “Equity Component”) and 40% to fixed income exposure (the “Fixed Income Component”). The Fund may also use an “Opportunistic Component” whereby it invests up to 10% of its assets in any combination of the following asset classes: emerging market debt, international debt, intermediate and long-term high yield debt (commonly known as “junk bonds”), commodities, U.S. and international small capitalization stocks and real estate securities, including U.S. and non-U.S. real estate investment trusts (“REITs”). The Fund may either invest directly in these different asset classes or indirectly through derivatives and other instruments.

Allocations to “opportunistic” asset classes within underlying diversified strategies are not included in the calculation of the Opportunistic Component of the Fund. For example, allocations to REITs within diversified equity strategies or instruments that are similar to that of the MSCI ACWI are not counted within the Fund’s Opportunistic Component; however, direct allocations to REITS using futures on a REIT index or REIT ETFs will be counted within the Fund’s Opportunistic Component. Similarly, when underlying diversified bond funds have risk and volatility profiles that the portfolio managers believe to be similar to (or less than) that of the Barclays U.S. Aggregate Bond index, any allocations within those underlying diversified bond funds to “opportuntistic” asset classes, such as high yield or emerging market debt, are also not counted towards the Opportunistic Component’s 10% limit. Only securities, instruments or actively managed strategies whose primary purpose is to gain exposure to one or more of the opportunistic asset classes count towards the Opportunistic Component’s 10% limit.

The portfolio managers analyze market cycles, economic cycles and valuations, of each asset class and their components and may adjust the Fund’s exposures to individual holdings and asset classes. The portfolio managers also employ a risk management strategy, which may cause an adjustment to the Fund’s asset allocation in an effort to mitigate certain downside risks.

Depending on market conditions, the Equity Component may range between approximately 20% and 80% of the Fund’s assets and the Fixed Income Component may range between approximately 20% and 80% of the Fund’s assets. Apart from this strategic asset allocation, the Fund may use its Opportunistic Component. Combined investments in the Equity Component and the Opportunistic Component are limited to 90% of the Fund’s assets at the time of investment. The portfolio managers adjust the Fund’s exposure to the Equity

Prospectus	47

AllianzGI Global Dynamic Allocation Fund (continued)

Component, the Fixed Income Component, and the Opportunistic Component in response to momentum and momentum reversion signals in an effort to mitigate downside risk in times of severe market stress, and to increase the return potential in favorable markets. While the portfolio managers attempt to mitigate the downside risk to stabilize performance, there can be no assurance that the Fund will be successful in doing so. Momentum is the tendency of investments to exhibit persistence in their performance. Momentum reversion is the tendency that a performance trend will ultimately change and move in an opposite direction. The portfolio managers believe negative momentum suggests future periods of negative investment returns and increased volatility. When the portfolio managers recognize negative momentum for an asset class, the Fund may reduce its exposure to that asset class.

The portfolio managers believe positive momentum suggests future periods of positive investment returns and typical levels of market volatility. When the momentum signals for an asset class indicate positive momentum, the portfolio managers may increase the Fund’s exposure to that asset class.

In addition to the momentum and momentum reversion signals, the portfolio managers also apply fundamental analysis to locate opportunities to seek to improve the Fund’s return. Fundamental analysis may contribute to an adjustment of the Fund’s exposure to the asset classes that exhibit the strongest return prospects. The fundamental analysis attempts to locate opportunities not identified from momentum-related signals.

After determining the asset allocation among the Components, the portfolio managers select particular investments in an effort to obtain exposure to the relevant mix of asset classes. The Fund may invest in any type of equity or fixed income security, including common and preferred stocks, mutual funds, ETFs, warrants and convertible securities, mortgage-backed securities, asset-backed securities and government and corporate bonds. The Fund may invest in securities of companies of any capitalization, including smaller capitalization companies. The Fund also may make investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities. The Fund is expected to be highly diversified across industries, sectors, and countries. The Fund may liquidate a holding if it locates another instrument that offers a more attractive exposure to an asset class or when there is a change in the Fund’s target asset allocation, or if the instrument is otherwise deemed inappropriate.

In implementing these investment strategies, the Fund may make substantial use of over-the-counter (OTC) or exchange-traded derivatives, including futures contracts, interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the Fund, currency forwards, and structured notes. The Fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. The Fund may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the Fund’s obligations under derivative transactions.

Separately, the Fund will use a combination of interest rate swaps, interest rate futures, Treasury futures and total return swaps (“Interest Rate Derivatives”). The portfolio managers expect these instruments to provide additional diversification and balance the sources of risk in the Fund. Under certain market conditions, however, the investment performance of the Fund may be less favorable than it would be if the Fund did not use Interest Rate Derivatives.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

48	Allianz Multi-Strategy Funds

AllianzGI Global Dynamic Allocation Fund (continued)

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Tax Risk:  Income from commodity-linked investments may limit the Fund’s ability to qualify as a “regulated investment company” for U.S. federal income tax purposes.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Underlying Fund and Other Acquired Fund Risks:  The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus	49

AllianzGI Global Dynamic Allocation Fund (continued)

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of two broad-based market indices, a custom-blended index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Administrative Class and Class D performance would be similar to Class A performance because of the similar expenses paid by Class A shares. Class C and Class R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Institutional Class and Class P performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 07/01/2010–09/30/2010	12.86%
Lowest 07/01/2011–09/30/2011	-17.70%

Average Annual Total Returns (for periods ended 12/31/14)

	1 Year	5 Years	Fund Inception (4/27/09)
Class A — Before Taxes	-5.61%	6.47%	11.61%
Class A — After Taxes on Distributions	-9.53%	3.82%	8.99%
Class A — After Taxes on Distributions and Sale of Fund Shares	-1.52%	4.43%	8.63%
Class C — Before Taxes	-1.76%	6.88%	11.89%
Class R — Before Taxes	-0.31%	7.44%	12.47%
Institutional Class — Before Taxes	0.19%	8.01%	13.06%
Class P — Before Taxes	0.04%	7.89%	12.94%
Administrative Class — Before Taxes	-0.08%	7.73%	12.78%
Class D – Before Taxes	-0.12%	7.69%	12.73%
MSCI AC World Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	4.16%	9.17%	14.32%
Barclays U.S. Aggregate Bond Index (reflects no reduction for fees, expenses or taxes)	5.97%	4.45%	4.82%
60% MSCI ACWI 40% Barclays U.S. Aggregate Bond Index*	4.96%	7.56%	10.74%
Lipper Global Flexible Portfolio Funds Average	2.91%	8.12%	11.55%
*	Prior to certain changes to the Fund’s principal investment strategies that went into effect January 1, 2015, the Fund disclosed a custom secondary benchmark with a different blend of these two broad-based market indices (80% MSCI ACWI and 20% Barclays U.S. Aggregate Bond Index).

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser  Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

50	Allianz Multi-Strategy Funds

AllianzGI Global Dynamic Allocation Fund (continued)

Portfolio Managers

Claudio Marsala, lead portfolio manager and director, has managed the Fund since 2015.

Giorgio Carlino, portfolio manager and director, has managed the Fund since 2015.

James Macey, CFA, CAIA, portfolio manager and director, has managed the Fund since 2011.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A, Class C and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P, Administrative Class and Class D shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C and Class R shares and 1-800-498-5413 for Institutional Class, Class P, Administrative Class and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Institutional Class, Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	51

AllianzGI Global Fundamental Strategy Fund

Investment Objective	The Fund seeks to generate positive real absolute returns through a complete market cycle (rolling 3-year period) by investing in a broad range of global asset classes.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 293 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Institutional	None	None
Class P	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.75%	0.25%	1.36%	2.36%	(1.11)%	1.25%
Class C	0.75	1.00	1.39	3.14	(1.14)	2.00
Institutional	0.75	None	1.40	2.15	(1.15)	1.00
Class P	0.75	None	1.39	2.14	(1.04)	1.10
Class D	0.75	0.25	1.95	2.95	(1.70)	1.25
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2016 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.25% for Class A shares, 2.00% for Class C shares, 1.00% for Institutional Class shares, 1.10% for Class P shares and 1.25% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$670	$1,145	$1,646	$3,017	$670	$1,145	$1,646	$3,017
Class C	303	862	1,546	3,369	203	862	1,546	3,369
Institutional	102	562	1,049	2,392	102	562	1,049	2,392
Class P	112	570	1,054	2,390	112	570	1,054	2,390
Class D	127	752	1,403	3,150	127	752	1,403	3,150

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2014 was 28% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

52	Allianz Multi-Strategy Funds

AllianzGI Global Fundamental Strategy Fund (continued)

Principal Investment Strategies	The Fund’s investment objective is to generate positive real absolute returns (i.e., after-inflation returns that are greater than zero) through a complete market cycle (rolling 3-year period) by investing in a broad range of global asset classes. The Fund seeks to achieve its investment objective and generate current income by normally investing in a broad range of U.S. and non-U.S. securities with a focus on equities, fixed income securities and related derivative instruments. The Fund will, under normal circumstances, invest at least 40% of its total assets in non-U.S. securities, including emerging markets securities, and will allocate its investments among securities that are economically tied to issuers in at least three countries (one of which may be the United States). The Fund may have exposure to issuers in a broad range of market capitalizations, geographies and industries, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. It is expected that the Fund’s debt and convertible securities may include significant exposure to securities rated below investment grade or unrated securities deemed to be of equivalent quality by the portfolio managers (sometimes referred to as “high yield securities” or “junk bonds”). The Fund invests across the entire range of maturities in its fixed income portfolio. In order to gain exposure to desired asset classes or securities, or for hedging or other investment purposes, the Fund expects to utilize derivative instruments, such as foreign currency exchange contracts, options, stock index futures contracts, warrants, forwards, futures contracts and swap agreements (including credit default swaps).

The Fund may gain exposure to commodities through investments in acquired funds and/or derivatives that reference individual commodities or commodity indices. In particular, the Fund expects to invest in swaps, futures, options on futures and/or options on commodities in order to gain commodities exposure.

The Fund may, at any time, invest in certain acquired funds and may invest up to 10% of its net assets in unaffiliated hedge funds, funds of hedge funds and acquired funds that are Undertakings for Collective Investment in Transferable Securities (“UCITS”). A portion of the Fund’s positions in acquired funds (but no more than 15% of the Fund’s net assets when taken together with any other illiquid assets held by the Fund) is expected to be illiquid (i.e., securities that the Fund would not be able to sell or dispose of in the ordinary course of business within seven calendar days).

The allocation of the Fund’s investments across asset classes will vary from time to time, based upon the portfolio managers’ consideration of factors, including but not limited to, changes in equity prices, changes in interest rates and other economic and market factors. One or more asset classes may be more heavily weighted than others in the Fund’s portfolio at any time and from time to time, and sometimes to a substantial extent.

The investment decisions of the portfolio managers are based on a fundamental management approach. The portfolio generally consists of a core portion and an opportunistic portion which are managed as part of a single portfolio or strategy. The portion of the Fund’s assets that comprise the core portion serves as a foundation for the overall portfolio, as it seeks to generate stable returns over the market cycle. The opportunistic portion is designed to capture shorter term investment opportunities and could be considered as riskier relative to the core portion of the Fund. Typically, the opportunistic portion will target investments that can provide capital gains over a relatively short time horizon, and is expected to exhibit higher turnover than the core portion.

The portfolio managers regularly monitor the risk and return profile of both the core and opportunistic portions of the portfolio. While the team generally has a longer time horizon for holdings in the core portion of the portfolio, the team will review a holding for sale if the underlying issuer’s fundamental characteristics no longer meet the investment team’s criteria. For holdings in the opportunistic portion of the portfolio, the team evaluates holdings for potential changes in their fundamental position and also monitors price movement relative to the applicable price target. Holdings at or near their price target would generally be liquidated in order to make room for new opportunistic investment ideas. The portfolio managers actively monitor volatility and, as a result, may adjust the Fund’s holdings consistent with its investment objective.

The allocation of the Fund’s capital between the core and opportunistic components will vary, reflecting market circumstances and the manager’s ability to locate suitable investments for the two components.

The opportunistic portion of the portfolio may include short positions in individual securities or options. The Fund will typically take such short positions where it does not own the security sold short or have the immediate right to acquire the security at no cost (i.e., the Fund will not typically sell short “against the box”). The Fund may incur certain expenses with respect to securities sold short, including short sale fees and substitute dividend expense.

The Fund may invest in issuers of any capitalization and may participate in initial public offerings (“IPOs”). The Fund may invest significantly in inflation-linked bonds, emerging markets equities, and U.S. government bonds.

The Fund may also invest a portion of its assets in real estate investment trusts (REITs).

Prospectus	53

AllianzGI Global Fundamental Strategy Fund (continued)

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first eight risks):

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Commodity Risk:  Commodity-linked derivative instruments may increase volatility.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk:  Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Tax Risk:  Income from commodity-linked investments may limit the Fund’s ability to qualify as a “regulated investment company” for U.S. federal income tax purposes.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

54	Allianz Multi-Strategy Funds

AllianzGI Global Fundamental Strategy Fund (continued)

Underlying Fund and Other Acquired Fund Risks:  The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a blend of two broad-based market indices, the USD Overnight LIBOR, the USD Overnight LIBOR + 4% and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class D performance would be similar to Class A performance because of the similar expenses paid by Class A shares. Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Institutional Class and Class P performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns – Class A

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 04/01/2014–06/30/2014	2.92%
Lowest 07/01/2014–09/30/2014	-2.09%

Average Annual Total Returns (for periods ended 12/31/14)

	1 Year	Fund Inception (7/1/13)
Class A — Before Taxes	-2.90%	0.18%
Class A — After Taxes on Distributions	-4.40%	-1.19%
Class A —After Taxes on Distributions and Sale of Fund Shares	-1.64%	-0.48%
Class C — Before Taxes	0.96%	3.23%
Institutional Class — Before Taxes	2.98%	4.27%
Class P — Before Taxes	2.87%	4.16%
Class D — Before Taxes	2.69%	3.98%
USD Overnight LIBOR	0.09%	0.10%
70% MSCI ACWI, 30% Barclays Global Aggregate Bond Index	3.13%	9.45%
USD Overnight LIBOR + 4%	4.24%	4.24%
Lipper Absolute Return Funds Average	1.61%	2.99%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax- deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser  Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Prospectus	55

AllianzGI Global Fundamental Strategy Fund (continued)

Portfolio Managers

Andreas E. F. Utermann, lead portfolio manager, Global CIO and board member, has managed the Fund since its inception in 2013.

Armin Kayser, senior portfolio manager, has managed the Fund since its inception in 2013.

Eric Boess, CFA, portfolio manager, director and Global Head of Derivatives, has managed the Fund since its inception in 2013.

Karl Happe, portfolio manager and CIO Insurance Related Strategies, has managed the Fund since its inception in 2013.

Steven J. Berexa, CFA, senior portfolio manager, director and Global Co-Head of Research, has managed the Fund since its inception in 2013.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A and Class C shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P and Class D shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class C shares and 1-800-498-5413 for Institutional Class, Class P and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

56	Allianz Multi-Strategy Funds

AllianzGI Global Managed Volatility Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 293 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Institutional	None	None
Class P	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses(2)	Total Annual Fund Operating Expenses(3)	Expense Reductions(4)	Total Annual Fund Operating Expenses After Expense Reductions(4)
Class A	0.40%	0.25%	1.94%	0.09%	2.68%	(1.66)%	1.02%
Class C	0.40	1.00	1.90	0.09	3.39	(1.68)	1.71
Institutional	0.40	None	1.81	0.09	2.30	(1.61)	0.69
Class P	0.40	None	1.89	0.09	2.38	(1.60)	0.78
Class D	0.40	0.25	2.05	0.09	2.79	(1.81)	0.98
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Acquired Fund Fees and Expenses have been restated based upon an estimated allocation of the Fund’s assets among acquired funds. The fees and expenses borne indirectly by the Fund by investing in acquired funds will vary to the extent the Fund invests more or less in acquired funds, the mix of acquired funds differs from past investments, and/or there are changes in the expenses of the acquired funds. As a result, these indirect fees and expenses may be higher or lower than the Acquired Fund Fees and Expenses shown above.

(3)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2016 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, extraordinary expenses, Acquired Fund Fees and Expenses, and certain credits and other expenses, exceed 0.93% for Class A shares, 1.62% for Class C shares, 0.60% for Institutional Class shares, 0.69% for Class P shares and 0.89% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$648	$1,187	$1,752	$3,281	$648	$1,187	$1,752	$3,281
Class C	274	885	1,620	3,563	174	885	1,620	3,563
Institutional	70	563	1,083	2,511	70	563	1,083	2,511
Class P	274	885	1,620	3,563	174	885	1,620	3,563
Class D	100	693	1,313	2,987	100	693	1,313	2,987

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2014 was 118%. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Prospectus	57

AllianzGI Global Managed Volatility Fund (continued)

Principal Investment Strategies	The Fund seeks to achieve its investment objective by creating a portfolio of global equities that manages overall portfolio volatility. The Fund normally invests primarily in equity securities of companies located both in the U.S. and outside of the U.S., and will not invest the greater of: (i) 50% of its net assets, or (ii) a portion of its net assets equal to 5% more than the applicable country’s weight in the MSCI World Index, in companies within any single country (including the U.S.). As of February 28, 2015, the capitalization weighting of the U.S. in the MSCI World Index was approximately 57.69%. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies. The Fund may also invest in initial public offerings (IPOs). The Fund will normally focus its investments in developed countries, but reserves the flexibility to invest in emerging market securities as well.

The portfolio managers use a dynamic quantitative process combined with a fundamentals-based, actively-managed security selection process to make individual security and sector selection decisions. Under the Sub-Adviser’s managed volatility strategy, the portfolio managers seek to emphasize stocks that exhibit a lower sensitivity to broader market movements (or “beta”), as they believe that stocks with higher betas are not rewarded with commensurately higher returns by the market. The portfolio construction process is iterative in nature. Initially, the portfolio managers build a fully invested and diversified portfolio subject to country, sector, capitalization and security constraints with a goal of minimizing total volatility as measured by the standard deviation of returns (a measure of risk) with a preference for investments with risk profiles that are generally lower than in the market. The team then overlays a proprietary stock selection model and seeks to build a final portfolio of stocks that considers the trade off between volatility and sources of relative performance (or “alpha”). The portfolio managers consider whether to sell a particular security when the model identifies that any of the above factors materially changes, or when a more attractive investment candidate is available.

The Fund may have a high portfolio turnover rate, which may be in excess of 150%.

In addition to equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments, the Fund may invest in securities issued in initial public offerings (IPOs) and real estate investment trusts (REITs), and utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

58	Allianz Multi-Strategy Funds

AllianzGI Global Managed Volatility Fund (continued)

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index, the MSCI World Minimum Volatility Index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Institutional Class, Class P and Class D performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 01/01/2013–03/31/2013	12.41%
Lowest 04/01/2013–06/30/2013	-4.82%

Average Annual Total Returns (for periods ended 12/31/14)

	1 Year	Fund Inception (12/19/11)
Class A — Before Taxes	4.74%	9.22%
Class A — After Taxes on Distributions	0.63%	6.51%
Class A — After Taxes on Distributions and Sale of Fund Shares	3.88%	6.19%
Class C — Before Taxes	9.16%	10.49%
Institutional Class — Before Taxes	11.21%	11.65%
Class P — Before Taxes	11.12%	11.56%
Class D — Before Taxes	10.89%	11.31%
MSCI World Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	4.94%	16.87%
MSCI World Minimum Volatility Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	11.37%	13.73%
Lipper Global Multi-Cap Value Funds Average	1.94%	13.10%

Prospectus	59

AllianzGI Global Managed Volatility Fund (continued)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Kunal Ghosh, portfolio manager and director, has managed the Fund since 2011.

Mark P. Roemer, portfolio manager and director, has managed the Fund since 2013.

Steven Tael, Ph.D., CFA, portfolio manager and vice president, has managed the Fund since 2013.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A and Class C shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P and Class D shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class C shares and 1-800-498-5413 for Institutional Class, Class P and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

60	Allianz Multi-Strategy Funds

AllianzGI Global Megatrends Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 293 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Institutional	None	None
Class P	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1 Fees)	Other Expenses(2)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reductions(3)	Total Annual Fund Operating Expenses After Expense Reductions(3)
Class A	None	0.25%	6.84%	1.16%	8.25%	(6.95)%	1.30%
Institutional	None	None	6.84	1.16	8.00	(6.95)	1.05
Class P	None	None	6.94	1.16	8.10	(6.95)	1.15
(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
(2)	Other Expenses are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2015 and include organizational expenses.
(3)

The Manager has contractually agreed, until March 31, 2016, to reimburse Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 1.30% for Class A shares, 1.05% for Institutional Class shares and 1.15% for Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period		Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	1 Year	3 Years
Class A	$675	$1,514	$675	$1,514
Institutional	107	947	107	947
Class P	117	976	117	976

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance. Because the Fund has not yet completed its initial fiscal year, the Fund has no reportable turnover rate.

Principal Investment Strategies	The Fund seeks to achieve its investment objective by investing under normal circumstances in certain affiliated mutual funds sponsored and managed by Allianz Global Investors Fund Management LLC and/or its affiliates (the “Underlying Funds”). Through its allocations across Underlying Funds, the Fund seeks to capitalize on the secular (or long-term) growth trends across a range of sectors and asset classes that the portfolio manager believes to be strong and sustainable in the global economy.

Prospectus	61

AllianzGI Global Megatrends Fund (continued)

While the portfolio manager retains flexibility to invest in a wide range of Underlying Funds and direct positions in securities, the Fund currently intends to target an allocation of approximately 20% of its assets to each of the following five Underlying Funds:

•	AllianzGI Emerging Markets Consumer Fund (the “Consumer Fund”)

The Consumer Fund invests principally in securities and instruments that are tied economically to emerging markets countries and in securities of companies in the consumer and consumer-related sectors, which include a range of industries within the consumer staples, consumer discretionary, healthcare, information technology, industrials, financials and telecommunications sectors.

•	AllianzGI Global Natural Resources Fund (the “Natural Resources Fund”)

The Natural Resources Fund invests principally in equity securities of companies that are associated with natural resources, including those companies that are principally engaged in the research, development, manufacturing, extraction, distribution or sale of materials, energy or goods related to the Agriculture, Energy, Materials or Commodity-Related Industrials sectors.

•	AllianzGI Global Water Fund (the “Global Water Fund”)

The Global Water Fund invests principally in common stocks and other equity securities of companies that are represented in one or more of the S&P Global Water Index, the Palisades Water or Global Water Indices or the S-Network Global Water Index (Composite), or that are substantially engaged in water-related activities, which generally are activities that relate to the quality or availability of, or demand for, potable and non-potable water.

•	AllianzGI Health Sciences Fund (the “Health Sciences Fund”)

The Health Sciences Fund invests principally in health sciences-related companies, which include companies that design, manufacture or sell products or services used for or in connection with healthcare, medicine or life sciences or that otherwise promote healthy living.

•	AllianzGI Technology Fund (the “Technology Fund”)

The Technology Fund invests principally in common stocks and other equity securities of technology companies and in derivatives and other synthetic instruments that have economic characteristics similar to common stocks and other equity securities of technology companies. The Technology Fund’s use of derivative instruments will often give rise to forms of leverage and could have the effect of either magnifying or limiting the Technology Fund’s gains and losses depending upon the particular derivative strategies used.

Each of these Underlying Funds invests primarily in U.S. and foreign equity securities that the Fund’s portfolio manager believes will permit the Fund to benefit from long-term secular trends as they unfold over a multi-year period. The portfolio manager will rebalance the Fund’s investments in these five Underlying Funds periodically and may select additional or different Underlying Funds or other securities for investment (without approval by or notice to shareholders).

In response to price changes and/or performance divergence among the Underlying Funds, the portfolio manager may, from time to time, reallocate the Fund’s investments or use Fund inflows or outflows to bring the Fund’s asset allocation in-line with the targeted allocation.

The Fund normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and will invest directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States). Although not expected to be a significant part of the Fund’s strategy, the Fund may invest a portion of its assets directly or indirectly in securities and instruments other than Underlying Funds, including ETFs, mutual funds and pooled vehicles other than the Underlying Funds, subject to any limitations imposed by the Investment Company Act of 1940 and the rules thereunder (the “1940 Act”) or by other applicable law. Such investments may be used as a complement or adjustment to the Fund’s exposure to Underlying Funds, and therefore may from time to time be focused in a limited number of asset classes or investment types.

Although the Fund does not intend to invest significantly in derivative instruments, it may do so at any time. Moreover, Underlying Funds may hold derivatives. Please see the “Underlying Funds” section of the Prospectus for further information on the Underlying Funds which the Fund currently intends to include in its portfolio.

62	Allianz Multi-Strategy Funds

AllianzGI Global Megatrends Fund (continued)

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks:  The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Short Selling Risk:  Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Water-Related Risk:  Because the AllianzGI Global Water Fund focuses its investments in water-related companies, it is particularly affected by events or factors relating to this sector, which may increase risk and volatility.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus	63

AllianzGI Global Megatrends Fund (continued)

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser  Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Manager

John Schroer, CFA, portfolio manager and director, has managed the Fund since its inception in 2015.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121- 9968) for Institutional Class shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A shares and 1-800-498-5413 for Institutional Class and Class P shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

64	Allianz Multi-Strategy Funds

AllianzGI Global Sustainability Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 293 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Institutional	None	None
Class P	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses	Expense Reductions(3)	Total Annual Fund Operating Expenses After Expense Reductions(3)
Class A	0.80%	0.25%	8.97%	10.02%	(8.82)%	1.20%
Institutional	0.80	None	8.97	9.77	(8.82)	0.95
Class P	0.80	None	9.07	9.87	(8.82)	1.05
(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
(2)	Other Expenses are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2015 and include organizational expenses.
(3)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2016 to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.20% for Class A shares, 0.95% for Institutional Class shares and 1.05% for Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period		Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	1 Year	3 Years
Class A	$666	$1,925	$666	$1,925
Institutional	97	1,385	97	1,385
Class P	107	1,413	107	1,413

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance. Because the Fund has not yet completed its initial fiscal year, the Fund has no reportable portfolio turnover rate.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by creating a portfolio of global equities with a focus on companies that the portfolio managers believe exhibit strong records with respect to environmental, social, and corporate governance (“ESG”) factors. The Fund normally invests primarily in equity securities and equity-related instruments of both U.S. and non-U.S. companies, including emerging market securities. Under normal market conditions, the Fund will invest at least 40% of its assets in non-U.S. securities. Notwithstanding the previous sentence, if the weighting of non-U.S. securities in the Dow Jones Sustainability World Index drops below 45%, the Fund may invest a lower amount in non-U.S. securities, which will normally be such that the minimum level for non-U.S. securities will be 5% below the weighting of non-U.S. securities in the Dow Jones Sustainability

Prospectus	65

AllianzGI Global Sustainability Fund (continued)

World Index as of the most recently published month-end composition. As of February 28, 2015, the capitalization weighting of non-U.S. securities in the Dow Jones Sustainability World Index was approximately 71.04%. The portfolio managers intend to diversify the Fund’s investments across geographic regions and economic sectors. The Fund intends, but is not required, to hold stocks that are not included in the benchmark index. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies.

The portfolio managers begin with an investment universe comprised of more than 3,000 equity securities and assess individual securities using a disciplined investment process that integrates a focus on the ESG records of the issuers of such securities with proprietary fundamental, company-specific research and quantitative analysis.

The portfolio managers use a proprietary ESG model to evaluate and rate the securities in the investment universe. The portfolio managers believe that there are long-term benefits in an investment philosophy that attaches material weight to certain issues not captured by traditional investment analysis, such as the environment, workplace relations, human rights, community relations, product safety and impact, and corporate governance and business ethics. The portfolio managers also believe that investing in companies with strong records for managing ESG risks can generate long-term competitive financial returns and positive societal impact and that companies that do not exhibit strong records with respect to ESG factors may be at a greater long-term risk of negative economic consequences. With respect to ESG factors, the portfolio managers will aim to invest the majority of the Fund’s portfolio in stocks rated as best-in-class (i.e., top 30%), while avoiding stocks rated worst-in-class (i.e., bottom 30%).

The portfolio managers then analyze specific companies for possible investment through a disciplined, fundamental, bottom up-research process and quantitative analysis. In doing so, the portfolio managers ordinarily focus first on “quality” companies (companies with stable, above average returns). In identifying quality companies, the portfolio managers ordinarily look for companies that exhibit some or all of the following characteristics: a strong record with respect to ESG factors; long-term competitive advantage; a strong balance sheet; high barriers to entry in the company’s industry or area of business; experienced and respected management; and a strong record of capital discipline. The portfolio managers then seek to identify quality companies that exhibit growth characteristics (companies that the portfolio managers believe are expected to grow returns over and above the cost of capital). The portfolio managers construct the Fund’s portfolio with the expectation that stock-specific risk will drive the Fund’s returns over a complete market cycle and may reallocate the portfolio’s holdings in attempting to mitigate other risk factors, such as currency risk, country/regional risk, investment style risk, and sector risk, among others. Under normal circumstances, the portfolio managers typically select approximately 45 to 65 stocks for the Fund.

In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments, the Fund may invest in securities issued in initial public offerings (IPOs). The Fund may also utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund does not intend to invest significantly in derivative instruments during its initial fiscal year, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Sustainable Investing Risk:  Because the Fund focuses on investments in companies that the Sub-Adviser believes exhibit strong environmental, social, and corporate governance records, the Fund’s universe of investments may be smaller than that of other funds and broad equity benchmark indices.

66	Allianz Multi-Strategy Funds

AllianzGI Global Sustainability Fund (continued)

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser  Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Paul Schofield, portfolio manager on the Global Equities and Global Sustainability teams, has managed the Fund since its inception in 2014.

Jeremy Kent, portfolio manager, has managed the Fund since its inception in 2014.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class and Class P shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A shares and

1-800-498-5413 for Institutional Class and Class P shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For

Prospectus	67

AllianzGI Global Sustainability Fund (continued)

Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

68	Allianz Multi-Strategy Funds

AllianzGI Global Water Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 293 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Institutional	None	None
Class P	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
Class A	0.95%	0.25%	0.26%	1.46%
Class C	0.95	1.00	0.27	2.22
Institutional	0.95	None	0.20	1.15
Class P	0.95	None	0.26	1.21
Class D	0.95	0.25	0.29	1.49
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$690	$986	$1,304	$2,200	$690	$986	$1,304	$2,200
Class C	325	694	1,190	2,554	225	694	1,190	2,554
Institutional	117	365	633	1,398	117	365	633	1,398
Class P	123	384	665	1,466	123	384	665	1,466
Class D	152	471	813	1,779	152	471	813	1,779

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2014 was 28% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that are represented in one or more of the S&P Global Water Index, the Palisades Water or Global Water Indices or the S-Network Global Water Index (Composite), or that are substantially engaged in water-related activities. The portfolio manager considers “water-related activities” as those that relate to the quality or availability of or demand for potable and non-potable water and include but are not necessarily limited to the following: water production, storage, transport and distribution; water supply-enhancing or water demand-reducing technologies and materials; water planning, control and research; water conditioning, such as filtering, desalination, disinfection and purification; sewage and liquid waste treatment; and water delivery-related equipment and technology, consulting or engineering services relating to any of the above-mentioned activities. Normally, the

Prospectus	69

AllianzGI Global Water Fund (continued)

Fund invests at least 40% of its total assets in non-U.S. securities and allocates its investments among securities of issuers located in at least eight different countries (which may include the U.S.), and may invest in emerging market securities. The portfolio manager selects investments on a bottom-up basis irrespective of market capitalization, geography, industry/sector or growth- or value-orientation, and ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. In analyzing specific companies for possible investment, the portfolio manager may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In selecting investments, the portfolio manager may seek the input of a global research platform, regional portfolio managers and single country managers. The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Water-Related Risk:  Because the Fund focuses its investments in water-related companies, it is particularly affected by events or factors relating to this sector, which may increase risk and volatility.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

70	Allianz Multi-Strategy Funds

AllianzGI Global Water Fund (continued)

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Management of the Fund	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index, the S&P Global Water Index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C and Class D performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Institutional Class and Class P performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 04/01/2009–06/30/2009	24.96%
Lowest 07/01/2011–09/30/2011	-18.24%

Average Annual Total Returns (for periods ended 12/31/14)

	1 Year	5 Years	Fund Inception (3/31/08)
Class A — Before Taxes	-6.61%	8.47%	3.51%
Class A — After Taxes on Distributions	-6.70%	8.29%	3.22%
Class A — After Taxes on Distributions and Sale of Fund Shares	-3.74%	6.61%	2.59%
Class C — Before Taxes	-2.89%	8.85%	3.58%
Institutional Class — Before Taxes	-0.84%	10.04%	4.71%
Class P — Before Taxes	-0.91%	9.93%	4.60%
Class D — Before Taxes	-1.31%	9.62%	4.32%
MSCI All Country World Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	4.16%	9.17%	4.32%
S&P Global Water Index (reflects no deduction for fees, expenses or taxes)	4.57%	11.79%	6.65%
Lipper Global Natural Resources Funds Average	-13.89%	-0.86%	-4.23%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Prospectus	71

AllianzGI Global Water Fund (continued)

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser  Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Manager

Andreas Fruschki, CFA, lead portfolio manager and analyst, has managed the Fund since 2008.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A and Class C shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P and Class D shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call

1-800-988-8380 for Class A and Class C shares and 1-800-498-5413 for Institutional Class, Class P and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

72	Allianz Multi-Strategy Funds

AllianzGI High Yield Bond Fund

Investment Objective	The Fund seeks a high level of current income and capital growth.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 293 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	3.75%	1%
Class C	None	1%
Class R	None	None
Institutional	None	None
Class P	None	None
Administrative	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
Class A	0.48%	0.25%	0.21%	0.94%
Class C	0.48	1.00	0.19	1.67
Class R	0.48	0.50	0.47	1.45
Institutional	0.48	None	0.16	0.64
Class P	0.48	None	0.23	0.71
Administrative	0.48	0.25	0.24	0.97
Class D	0.48	0.25	0.28	1.01
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$467	$663	$876	$1,486	$467	$663	$876	$1,486
Class C	270	526	907	1,976	170	526	907	1,976
Class R	148	459	792	1,735	148	459	792	1,735
Institutional	65	205	357	798	65	205	357	798
Class P	73	227	395	883	73	227	395	883
Administrative	99	309	536	1,190	99	309	536	1,190
Class D	103	322	558	1,236	103	322	558	1,236

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2014 was 66% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in high yield securities (“junk bonds”), which are fixed income securities rated below investment grade or unrated and determined to be of similar quality. The Fund’s fixed income securities may be fixed-, variable- or floating-rate. The Fund invests across the entire range of maturities of high yield securities.

Prospectus	73

AllianzGI High Yield Bond Fund (continued)

The portfolio managers follow a disciplined, fundamental bottom-up research process, which facilitates the early identification of high yield issuers demonstrating their ability to improve their fundamental characteristics. The portfolio managers select issuers that exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. The portfolio managers look for the following in high yield investment candidates: ability to exceed market expectations of operating earnings; the potential for bond rating upgrades; debt reduction capabilities; the ability to secure other sources of capital; and the potential to be recognized as an acquisition candidate. The fundamental research process generally includes: breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate. The Fund may invest in the securities of issuers of any market capitalization, including smaller capitalization companies. The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class A, Class C, Class R, Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges (loads). As of April 2, 2012, the Fund’s maximum sales charge (load) for purchases of Class A shares was reduced from 5.50% to 3.75%, and performance of the Fund’s Class A

74	Allianz Multi-Strategy Funds

AllianzGI High Yield Bond Fund (continued)

shares in the Average Annual Total Returns table reflects the impact of the 3.75% sales charge. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 04/01/2009–06/30/2009	15.04%
Lowest 10/01/2008–12/31/2008	-15.49%

Average Annual Total Returns (for periods ended 12/31/14)

	1 Year	5 Years	10 Years	Fund Inception (7/31/96)
Institutional Class — Before Taxes	0.58%	8.39%	7.39%	8.18%
Institutional Class — After Taxes on Distributions	-2.46%	5.16%	4.25%	4.45%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	0.36%	5.24%	4.45%	4.69%
Class A — Before Taxes	-3.43%	7.18%	6.53%	7.48%
Class C — Before Taxes	-1.30%	7.25%	6.17%	6.92%
Class R — Before Taxes	-0.19%	7.70%	6.66%	7.43%
Class P — Before Taxes	0.63%	8.25%	7.14%	7.89%
Administrative Class — Before Taxes	0.26%	8.04%	6.96%	7.72%
Class D — Before Taxes	0.16%	7.98%	6.93%	7.70%
BofA Merrill Lynch High Yield Master II Index (reflects no deduction for fees, expenses or taxes)	2.50%	8.88%	7.61%	7.36%
Lipper High Yield Funds Average	1.00%	7.86%	6.33%	6.37%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser  Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Douglas G. Forsyth, CFA, portfolio manager and CIO Fixed Income US, has managed the Fund since 1996.

William L. Stickney, portfolio manager and managing director, has managed the Fund since 1999.

Prospectus	75

AllianzGI High Yield Bond Fund (continued)

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A, Class C and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P, Administrative Class and Class D shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C and Class R shares and 1-800-498-5413 for Institutional Class, Class P, Administrative Class and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Institutional Class, Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

76	Allianz Multi-Strategy Funds

AllianzGI International Growth Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 293 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Institutional	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1 Fees)	Other Expenses(2)	Total Annual Fund Operating Expenses	Expense Reductions(3)	Total Annual Fund Operating Expenses After Expense Reductions(3)
Class A	0.80%	0.25%	9.54%	10.59%	(9.39)%	1.20%
Institutional	0.80	None	9.54	10.34	(9.39)	0.95
(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
(2)	Other expenses are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2015 and include organizational expenses.
(3)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive, through March 31, 2016, its management fee and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, taxes, and extraordinary expenses, and certain credits and other expenses, exceed 1.20% for Class A shares and 0.95% for Institutional Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period		Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	1 Year	3 Years
Class A	$666	$2,028	$666	$2,028
Institutional	97	1,494	97	1,494

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance. Because the Fund has not yet completed its initial fiscal year, the Fund has no reportable turnover rate.

Principal Investment Strategies	The Fund seeks to achieve its investment objective by creating a diversified portfolio of non-U.S. stocks exhibiting long-term growth and quality characteristics. The portfolio managers will attempt to include in the Fund’s portfolio securities that exhibit the greatest combination of earnings and cash flow growth potential, quality (as reflected in consistent business fundamentals) and attractive valuation. The Fund will normally invest primarily in non-U.S. securities, including emerging market securities, and is not limited in the percentage of its assets that it may invest in any one country, region or geographic area. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies. The Fund may invest in initial public offerings (IPOs).

The portfolio managers will follow a disciplined, bottom-up approach to stock selection that is based on fundamental, company-specific analysis. The Fund will target investments in companies primarily based on analysis of three criteria: structural growth, quality and valuation. In identifying issuers likely to benefit from structural growth, the portfolio managers will seek out issuers with superior business models, best-in-class

Prospectus	77

AllianzGI International Growth Fund (continued)

technology and exposure to secular market growth drivers in order to compound issuers’ earnings and cash flows over the long term. In evaluating the quality of potential investment targets, the portfolio managers will consider issuers’ balance sheet strength, long-term competitive position and the presence of barriers to entry to defend pricing power over the long term. The portfolio managers will apply the valuation criterion by making investments in companies whose potential value they believe is not yet reflected in market valuations, and whose ability to satisfy the Funds’ key investment criteria is likely to be sustainable in the long-term. The investment decisions of the portfolio managers will not be guided by sector or geography, weightings of the Fund’s performance benchmark or any other index.

In addition to equity securities, the Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments, as well as access products such as participatory notes. Although the Fund does not expect to invest significantly in derivative instruments, it may do so at any time. The Fund may achieve its exposure to non-U.S. securities either directly or through depository receipts such as American Depositary Receipts (ADRs).

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

78	Allianz Multi-Strategy Funds

AllianzGI International Growth Fund (continued)

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser  Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Robert Hofmann, lead portfolio manager, has managed the Fund since its inception in 2015.

Martin Hermann, portfolio manager, has managed the Fund since its inception in 2015.

Tobias Kohls, portfolio manager, has managed the Fund since its inception in 2015.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A shares and 1-800-498-5413 for Institutional Class shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	79

AllianzGI International Small-Cap Fund

Investment Objective	The Fund seeks maximum long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 293 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Class R	None	None
Institutional	None	None
Class P	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	1.00%	0.25%	0.51%	1.76%	(0.31)%	1.45%
Class C	1.00	1.00	0.45	2.45	(0.26)	2.19
Class R	1.00	0.50	0.60	2.10	(0.40)	1.70
Institutional	1.00	None	0.46	1.46	(0.25)	1.21
Class P	1.00	None	0.54	1.54	(0.26)	1.28
Class D	1.00	0.25	0.46	1.71	(0.26)	1.45
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2016, to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.45% for Class A shares, 2.19% for Class C shares, 1.70% for Class R shares, 1.21% for Institutional Class shares, 1.28% for Class P shares and 1.45% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$689	$1,045	$1,424	$2,485	$689	$1,045	$1,424	$2,485
Class C	322	739	1,282	2,767	222	739	1,282	2,767
Class R	173	619	1,092	2,399	173	619	1,092	2,399
Institutional	123	437	774	1,725	123	437	774	1,725
Class P	130	461	815	1,812	130	461	815	1,812
Class D	148	513	904	1,998	148	513	904	1,998

Portfolio Turnover.  The Fund pays transaction such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2014 was costs, 77% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

80	Allianz Multi-Strategy Funds

AllianzGI International Small-Cap Fund (continued)

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations. The Fund currently considers smaller market capitalization companies to be companies with market capitalizations of below $5 billion. The Fund normally invests principally in securities of issuers located outside the United States and allocates its investments among at least eight different countries. The Fund may invest up to 30% of its assets in emerging market securities (but no more than 10% in any one emerging market country). Regional portfolio managers in Europe and Asia collaborate to produce a portfolio that is believed likely to have the best investment opportunities from each of those regions. The portfolio managers develop forecasts of economic growth, inflation and interest rates that are used to help identify regions and countries that are likely to offer the best investment opportunities. The portfolio managers may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which a company is located. The portfolio managers ordinarily look for the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or market share; a strong balance sheet; superior management; and differentiated or superior products and services or a steady stream of new products and services. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund does not intend to invest significantly in derivative instruments, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Prospectus	81

AllianzGI International Small-Cap Fund (continued)

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of two broad-based market indices and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class A, Class C, Class R, Class P and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges (loads). For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Prior to July 16, 2012, the Fund was managed by a different sub-adviser pursuant to a different investment strategy and would not necessarily have achieved the performance results shown below under its current investment strategy. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 04/01/2009–06/30/2009	30.54%
Lowest 07/01/2008–09/30/2008	-27.92%

Average Annual Total Returns (for periods ended 12/31/14)

	1 Year	5 Years	10 Years	Fund Inception (12/31/97)
Institutional Class — Before Taxes	-8.42%	8.99%	8.93%	12.44%
Institutional Class — After Taxes on Distributions	-11.03%	7.56%	6.88%	10.49%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	-2.72%	6.87%	6.98%	10.15%
Class A — Before Taxes	-13.64%	7.44%	7.92%	11.64%
Class C — Before Taxes	-10.09%	7.85%	7.73%	11.17%
Class R — Before Taxes	-8.86%	8.38%	8.26%	11.73%
Class P — Before Taxes	-8.46%	8.88%	8.80%	12.34%
Class D — Before Taxes	-8.64%	8.65%	8.53%	12.00%
MSCI World ex USA Small Cap Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	-5.35%	7.91%	5.87%	7.56%
MSCI EAFE Small Cap Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	-4.95%	8.63%	6.04%	7.54%
Lipper International Small/Mid Cap Growth Funds Average	-5.67%	9.06%	7.36%	8.75%

82	Allianz Multi-Strategy Funds

AllianzGI International Small-Cap Fund (continued)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser  Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Andrew Neville, lead portfolio manager, director and Head of European investment opportunities, has managed the Fund since 2012.

Dennis Lai, senior portfolio manager and Head of Asia-Pacific (ex-Japan) investment opportunities, has managed the Fund since 2012.

Koji Nakatsuka, CFA, CMA, portfolio manager and Head of Japanese investment opportunities, has managed the Fund since 2012.

Bjoern Mehrmann, portfolio manager responsible for European investment opportunities, has managed the Fund since 2012.

Frank Hansen, portfolio manager responsible for European investment opportunities, has managed the Fund since 2012.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A, Class C and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P and Class D shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C and Class R shares and 1-800-498-5413 for Institutional Class, Class P and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	83

AllianzGI Micro Cap Fund

Investment Objective	The Fund seeks maximum long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 293 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Institutional	None	None
Class P	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	1.25%	0.25%	0.60%	0.01%	2.11%	(0.48)%	1.63%
Institutional	1.25	None	0.55	0.01	1.81	(0.26)	1.55
Class P	1.25	None	0.56	0.01	1.82	(0.27)	1.55
(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2016, to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, extraordinary expenses, Acquired Fund Fees and Expenses, and certain credits and other expenses, exceed 1.62% for Class A shares, 1.54% for Institutional Class shares and 1.54% for Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$707	$1,131	$1,580	$2,821	$707	$1,131	$1,580	$2,821
Institutional	158	544	956	2,105	158	544	956	2,105
Class P	158	546	960	2,115	158	546	960	2,115

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2014 was 48% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of micro-cap companies. The Fund currently defines micro-cap companies as those with market capitalizations comparable to companies included in the Russell Microcap Growth Index (between $4 million and $3.98 billion as of February 28, 2015). The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance and related multiple expansion. Company-specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once

84	Allianz Multi-Strategy Funds

AllianzGI Micro Cap Fund (continued)

the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will be a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. In addition to common stocks and other equity securities (such as preferred stocks and convertible securities), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class A performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. Class P performance would be similar to Institutional Class performance because of the similar expenses paid by Institutional Class shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges (loads). For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the

Prospectus	85

AllianzGI Micro Cap Fund (continued)

particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 10/01/2010–12/31/2010	25.39%
Lowest 07/01/2011–09/30/2011	-30.51%

Average Annual Total Returns (for periods ended 12/31/14)

	1 Year	5 Years	10 Years	Fund Inception (7/12/95)
Institutional Class — Before Taxes	-0.53%	15.88%	8.31%	11.93%
Institutional Class — After Taxes on Distributions	-2.78%	13.90%	6.74%	9.20%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	1.42%	12.84%	6.58%	9.08%
Class A — Before Taxes	-6.13%	14.28%	7.39%	11.26%
Class P — Before Taxes	-0.47%	15.77%	8.21%	11.82%
Russell Microcap Growth Index (reflects no deduction for fees, expenses or taxes)	4.30%	16.84%	6.38%	7.03%
Lipper Small-Cap Growth Funds Average	2.23%	15.75%	7.91%	9.30%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser  Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

K. Matthew Axline, CFA, portfolio manager and director, has managed the Fund since 2010.

John C. McCraw, portfolio manager and managing director, has managed the Fund since 1995.

Robert S. Marren, portfolio manager and managing director, has managed the Fund since 2007.

Stephen Lyford, portfolio manager and director, has managed the Fund since 2013.

Blake Burdine, portfolio manager and director, has managed the Fund since 2015.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class and Class P shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be

86	Allianz Multi-Strategy Funds

AllianzGI Micro Cap Fund (continued)

able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A shares and 1-800-498-5413 for Institutional Class and Class P shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	87

AllianzGI Multi-Asset Real Return Fund

Investment Objective	The Fund seeks long-term capital appreciation emphasizing inflation-adjusted returns.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 293 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Institutional	None	None
Class P	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses(2)	Expense Reductions(3)	Total Annual Fund Operating Expenses After Expense Reductions(3)
Class A	0.75%	0.25%	3.61%	0.47%	5.08%	(3.76)%	1.32%
Class C	0.75	1.00	3.71	0.47	5.93	(3.86)	2.07
Institutional	0.75	None	3.73	0.47	4.95	(3.88)	1.07
Class P	0.75	None	3.75	0.47	4.97	(3.80)	1.17
Class D	0.75	0.25	59.76	0.47	61.23	(59.91)	1.32
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) to waive, through March 31, 2016, its management fee and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses, excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses, and certain credits and other expenses, exceed 0.85% for Class A shares, 1.60% for Class C shares, 0.60% for Institutional Class shares, 0.70% for Class P shares and 0.85% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$677	$1,672	$2,665	$5,140	$677	$1,672	$2,665	$5,140
Class C	310	1,419	2,606	5,479	210	1,419	2,606	5,479
Institutional	109	1,139	2,169	4,750	109	1,139	2,169	4,750
Class P	119	1,152	2,185	4,770	119	1,152	2,185	4,770
Class D	134	6,695	7,952	8,245	134	6,695	7,952	8,245

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2014 was 41% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

88	Allianz Multi-Strategy Funds

AllianzGI Multi-Asset Real Return Fund (continued)

Principal Investment Strategies	The Fund’s objective is long-term capital appreciation emphasizing inflation-adjusted returns. In seeking to achieve this objective, the Fund focuses on asset classes that are highly correlated to inflation. The portfolio managers believe that the following selected asset classes can provide attractive returns in inflationary environments.

•	Commodities investments can track inflation because commodity prices drive input costs, which in turn influence Consumer Price Index (CPI) changes.

•

Real Estate-related investments, such as securities of real estate-related companies, real estate investment trusts (REITs), real estate operating companies (REOCs) and related instruments and derivatives, can provide a link to inflation (e.g., if property owners are able to raise rents to offset rising input costs.)

•

Global resource equities are linked to inflation because resource-related businesses typically provide productivity-enhancing inputs and generally are able to benefit from rising raw material prices and by including any cost increases associated with inflation to the final costs charged to customers.

•

Treasury Inflation Protected Securities (TIPS) are debt securities with notional amounts that are directly linked to the development of CPI measures. As such, TIPS can be used directly to hedge against inflation.

The portfolio managers believe that they can enhance the Fund’s ability to meet its objective by building a diversified portfolio with multiple asset classes that have different risk and return profiles but are highly correlated to inflation. The Fund mainly invests in active or passive mutual funds, exchange traded funds (ETFs), stocks, fixed income securities, and derivatives. The Fund, as long as it remains small, will gain exposure to the desired asset classes partially through acquired funds. As the Fund grows in size, it will seek to achieve economies of scale by investing to an increasing degree directly in individual securities and other instruments. The managers may also allocate a portion of the portfolio to emerging market equities and emerging market fixed income securities, and such allocation would be separate from the Fund’s exposure to the current primary asset classes associated with inflation (i.e., TIPS, real estate-related investments, commodities and global resource equities).

The portfolio managers apply an active asset allocation approach based on their assessments of market cycles, economic cycles, and asset class valuations to enhance the risk and return profile of the Fund. As a consequence of the manager’s asset allocation shifts, the Fund may have a high portfolio turnover rate, which may exceed of 100% per annum.

The Fund may invest using a “fund of funds” structure, which is a term used to describe mutual funds that pursue their investment objective by investing largely or entirely in other funds. The Fund may invest up to 10% of its assets in unaffiliated investment companies. The Fund may invest in issuers of any capitalization and may participate in initial public offerings (IPOs). The Fund may invest significantly in short-term inflation-linked bonds, emerging market equities, and U.S. government bonds. The Fund may also invest in fixed income securities of any duration as well as high yield or junk bonds. In order to gain exposure to desired asset classes or securities, or for hedging or other investment purposes, the Fund may also utilize foreign currency exchange contracts, options, futures contracts (including stock index and other types of futures), warrants and other derivative instruments.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks:  The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Commodity Risk:  Commodity-linked derivative instruments may increase volatility.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Prospectus	89

AllianzGI Multi-Asset Real Return Fund (continued)

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class D performance would be similar to Class A performance because of the similar expenses paid by Class A shares. Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Institutional Class and Class P performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

90	Allianz Multi-Strategy Funds

AllianzGI Multi-Asset Real Return Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 04/01/2014–06/30/2014	5.59%
Lowest 07/01/2014–09/30/2014	-7.12%

Average Annual Total Returns (for periods ended 12/31/14)

	1 Year	Fund Inception (12/17/12)
Class A — Before Taxes	-9.76%	-3.55%
Class A — After Taxes on Distributions	-10.27%	-4.21%
Class A — After Taxes on Distributions and Sale of Fund Shares	-5.49%	-2.97%
Class C — Before Taxes	-6.12%	-1.54%
Institutional Class — Before Taxes	-4.19%	-0.56%
Class P — Before Taxes	-4.26%	-0.66%
Class D — Before Taxes	-4.44%	-0.83%
Barclays U.S. Government Inflation-Linked Bond Index (reflects no deduction for fees, expenses or taxes)	4.43%	-2.70%
Custom Real Asset Benchmark	-1.07%	-0.94%
Lipper Alternative Global Macro Portfolio Funds Average	0.87%	2.40%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax- deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser  Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Dr. Michael Stamos, CFA, lead portfolio manager, has managed the Fund since 2012.

Giorgio Carlino, portfolio manager, has managed the Fund since 2012.

James Macey, CFA, CAIA, portfolio manager and director, has managed the Fund since 2014.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A and Class C shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P and Class D shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class C shares and 1-800-498-5413 for Institutional Class, Class P and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial

Prospectus	91

AllianzGI Multi-Asset Real Return Fund (continued)

investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

92	Allianz Multi-Strategy Funds

AllianzGI NFJ Emerging Markets Value Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 293 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Institutional	None	None
Class P	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	1.00%	0.25%	3.61%	4.86%	(3.31)%	1.55%
Class C	1.00	1.00	3.60	5.60	(3.30)	2.30
Institutional	1.00	None	3.63	4.63	(3.33)	1.30
Class P	1.00	None	3.64	4.64	(3.25)	1.39
Class D	1.00	0.25	4.51	5.76	(4.21)	1.55
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) to waive, through March 31, 2016, its management fee and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses, excluding interest, taxes, extraordinary expenses, and certain credits and other expenses, exceed 1.55% for Class A shares, 2.30% for Class C shares, 1.30% for Institutional Class shares, 1.39% for Class P shares and 1.55% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$699	$1,651	$2,605	$5,002	$699	$1,651	$2,605	$5,002
Class C	333	1,376	2,506	5,272	233	1,376	2,506	5,272
Institutional	132	1,096	2,067	4,526	132	1,096	2,067	4,526
Class P	142	1,106	2,078	4,539	142	1,106	2,078	4,539
Class D	158	1,340	2,505	5,341	158	1,340	2,505	5,341

Portfolio Turnover.  The Fund pays costs, transaction such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2014 was 85% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are domiciled in or tied economically to countries with emerging securities markets—that is, countries with securities markets which

Prospectus	93

AllianzGI NFJ Emerging Markets Value Fund (continued)

are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Most countries with emerging securities markets are located in Asia, Africa, the Middle East, Latin America and Eastern Europe. The Fund may achieve its exposure to non-U.S. equity securities in several ways, including through investing in American Depositary Receipts (ADRs) and other depositary receipts, in addition to direct investments in the securities of non-U.S. issuers. The Fund may also utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments, as well as access products such as participatory notes. Although the Fund does not expect to invest significantly in foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments, it may do so at any time.

In selecting investments for the Fund, the portfolio managers use a value investing style focusing on equity securities of companies whose securities the portfolio managers believe have low valuations, including smaller capitalization securities and real estate investment trusts (REITs). The portfolio managers partition the Fund’s initial selection universe of non-U.S. and U.S. companies for dividend-paying value opportunities across the emerging markets to determine potential holdings for the Fund representing broad diversification by sector, industry, country and issue. The portfolio managers use quantitative factors to screen the Fund’s selection universe, analyzing factors such as price-to-earnings ratios (i.e., share price relative to a company’s earnings), dividend yield, price-to-book ratios (i.e., share price relative to a company’s balance sheet value), price-to-cash-flow ratios (i.e., share price relative to a company’s cash flow). After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select securities for the Fund.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

94	Allianz Multi-Strategy Funds

AllianzGI NFJ Emerging Markets Value Fund (continued)

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class D performance would be similar to Class A performance because of the similar expenses paid by Class A shares. Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Institutional Class and Class P performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 04/01/2014–06/30/2014	7.32%
Lowest 04/01/2013–06/30/2013	-7.60%

Average Annual Total Returns (for periods ended 12/31/14)

	1 Year	Fund Inception (12/18/12)
Class A — Before Taxes	-8.00%	-1.73%
Class A — After Taxes on Distributions	-9.97%	-3.35%
Class A — After Taxes on Distributions and Sale of Fund Shares	-4.35%	-1.98%
Class C — Before Taxes	-4.25%	0.28%
Institutional Class — Before Taxes	-2.39%	1.29%
Class P — Before Taxes	-2.51%	1.19%
Class D — Before Taxes	-2.61%	1.04%
MSCI Emerging Markets Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	-2.19%	-1.91%
Lipper Emerging Markets Funds Average	-3.23%	-1.78%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax- deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser  NFJ Investment Group LLC (“NFJ”)

Prospectus	95

AllianzGI NFJ Emerging Markets Value Fund (continued)

Portfolio Managers

Morley D. Campbell, CFA, lead portfolio manager, analyst and managing director, has managed the Fund since 2012.

L. Baxter Hines, CFA, portfolio manager, analyst and managing director, has managed the Fund since 2012.

R. Burns McKinney, CFA, portfolio manager, analyst and managing director, has managed the Fund since 2012.

Thomas W. Oliver, CFA, CPA, portfolio manager, analyst and managing director, has managed the Fund since 2012.

John R. Mowrey, CFA, portfolio manager, analyst and director, has managed the Fund since 2013.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A and Class C shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P and Class D shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class C shares and 1-800-498-5413 for Institutional Class, Class P and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

96	Allianz Multi-Strategy Funds

AllianzGI NFJ Global Dividend Value Fund

Investment Objective	The Fund seeks long-term growth of capital and income.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 293 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Institutional	None	None
Class P	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.80%	0.25%	0.41%	1.46%	(0.26)%	1.20%
Class C	0.80	1.00	0.42	2.22	(0.23)	1.99
Institutional	0.80	None	0.38	1.18	(0.23)	0.95
Class P	0.80	None	0.48	1.28	(0.24)	1.04
Class D	0.80	0.25	0.42	1.47	(0.27)	1.20
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2016, to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.20% for Class A shares, 1.99% for Class C shares, 0.95% for Institutional Class shares, 1.04% for Class P shares and 1.20% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$666	$962	$1,280	$2,179	$666	$962	$1,280	$2,179
Class C	302	672	1,169	2,536	202	672	1,169	2,536
Institutional	97	352	627	1,411	97	352	627	1,411
Class P	106	382	679	1,524	106	382	679	1,524
Class D	122	438	777	1,734	122	438	777	1,734

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2014 was 49% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its objective by normally investing primarily in common stocks of U.S. and non-U.S. companies with market capitalizations in excess of $1 billion. Under normal circumstances, the Fund invests at

Prospectus	97

AllianzGI NFJ Global Dividend Value Fund (continued)

least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that pay or are expected to pay dividends. The Fund normally invests at least 40% of its total assets in non-U.S. securities (directly or through depositary receipts) and at least 25% of its total assets in U.S. securities, and allocates its investments among securities of issuers located in at least three different countries (which may include the U.S.). The Fund normally invests no more than 30% of its total assets in emerging market securities. The portfolio managers focus on securities of companies that they believe have low valuations and they use quantitative factors to screen the Fund’s initial selection universe. The portfolio managers classify this universe by industry (without regard to geographic concentration) in order to determine potential holdings representing a broad range of industry groups. Within each industry group, the portfolio managers further narrow the universe by analyzing factors such as price-to-earnings ratios (i.e., share price relative to a company’s earnings), dividend yield, price-to-book ratios (i.e., share price relative to a company’s balance sheet value), price-to-cash-flow ratios (i.e., share price relative to a company’s cash flow) and price momentum (i.e., changes in security price relative to changes in overall market prices). After narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select securities for the Fund. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in real estate investment trusts (REITs).

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

98	Allianz Multi-Strategy Funds

AllianzGI NFJ Global Dividend Value Fund (continued)

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class D performance would be similar to Class A performance because of the similar expenses paid by Class A shares. Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Institutional Class and Class P performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 07/01/2010–09/30/2010	14.15%
Lowest 07/01/2011–09/30/2011	-18.69%

Average Annual Total Returns (for periods ended 12/31/14)

	1 Year	5 Years	Fund Inception (06/26/09)
Class A — Before Taxes	-5.12%	6.40%	9.99%
Class A — After Taxes on Distributions	-7.79%	4.49%	8.01%
Class A — After Taxes on Distributions and Sale of Fund Shares	-1.90%	4.35%	7.24%
Class C — Before Taxes	-1.28%	6.79%	10.27%
Institutional Class — Before Taxes	0.66%	7.91%	11.43%
Class P — Before Taxes	0.56%	7.81%	11.33%
Class D — Before Taxes	0.35%	7.56%	11.08%
MSCI AC World Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	4.16%	9.17%	12.48%
Lipper Global Equity Income Funds Average	2.22%	8.57%	11.69%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser  NFJ Investment Group LLC (“NFJ”)

Portfolio Managers

R. Burns McKinney, CFA, lead portfolio manager, analyst and managing director, has managed the Fund since 2009.

Benno J. Fischer, CFA, portfolio manager, analyst, managing director, CIO and founding partner, has managed the Fund since 2009.

L. Baxter Hines, CFA, portfolio manager, analyst and managing director, has managed the Fund since 2010.

Prospectus	99

AllianzGI NFJ Global Dividend Value Fund (continued)

John R. Mowrey, CFA, portfolio manager, analyst and director, has managed the Fund since 2013.

Thomas W. Oliver, CFA, CPA, portfolio manager, analyst and managing director, has managed the Fund since 2009.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A and Class C shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P and Class D shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class C shares and 1-800-498-5413 for Institutional Class, Class P and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

100	Allianz Multi-Strategy Funds

AllianzGI NFJ International Small-Cap Value Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 293 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Institutional	None	None
Class P	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.95%	0.25%	1.44%	2.64%	(1.19)%	1.45%
Class C	0.95	1.00	1.45	3.40	(1.20)	2.20
Institutional	0.95	None	1.36	2.31	(1.11)	1.20
Class P	0.95	None	1.44	2.39	(1.09)	1.30
Class D	0.95	0.25	2.27	3.47	(2.02)	1.45
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2016 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.45% for Class A shares, 2.20% for Class C shares, 1.20% for Institutional Class shares, 1.30% for Class P shares and 1.45% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$689	$1,218	$1,773	$3,277	$689	$1,218	$1,773	$3,277
Class C	323	933	1,667	3,605	223	933	1,667	3,605
Institutional	122	615	1,134	2,560	122	615	1,134	2,560
Class P	132	641	1,177	2,643	132	641	1,177	2,643
Class D	148	877	1,629	3,613	148	877	1,629	3,613

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2014 was 76%. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities (such as preferred stocks, convertible securities and warrants) with smaller market capitalizations. The Fund currently considers smaller market

Prospectus	101

AllianzGI NFJ International Small-Cap Value Fund (continued)

capitalization companies to be companies with market capitalization of between $500 million and $5 billion. Under normal circumstances, the Fund expects to invest at least 65% of its net assets in non-U.S. equity securities. The Fund may invest up to 20% of its assets in emerging market securities. The Fund may also achieve its exposure to non-U.S. equity securities through investing in American Depositary Receipts (ADRs).

The portfolio managers seek stocks that are attractively priced, based on their industry relative P/E multiples and dividend yields. The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe are undervalued. The portfolio managers partition the Fund’s selection universe by industry and then identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe, analyzing factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. After narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select securities for the Fund. In addition to common stocks and other equity securities, the Fund may invest in securities issued in initial public offerings (IPOs).

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first nine risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

102	Allianz Multi-Strategy Funds

AllianzGI NFJ International Small-Cap Value Fund (continued)

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class D performance would be similar to Class A performance because of the similar expenses paid by Class A shares. Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Institutional Class and Class P performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 07/01/2013–09/30/2013	11.43%
Lowest 07/01/2014–09/30/2014	-6.06%

Average Annual Total Returns (for periods ended 12/31/14)

	1 Year	Fund Inception (6/1/12)
Class A – Before Taxes	-4.63%	14.04%
Class A – After Taxes on Distributions	-7.97%	11.58%
Class A – After Taxes on Distributions and Sale of Fund Shares	-1.31%	10.17%
Class C – Before Taxes	-0.72%	15.74%
Institutional Class – Before Taxes	1.16%	16.87%
Class P – Before Taxes	1.05%	16.74%
Class D – Before Taxes	0.93%	16.58%
MSCI World ex USA Small Cap Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	-5.35%	14.78%
Lipper International Small/Mid-Cap Value Funds Average	-3.10%	16.22%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax- deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser  NFJ Investment Group LLC (“NFJ”)

Portfolio Managers

L. Baxter Hines, CFA, lead portfolio manager, analyst and managing director, has managed the Fund since 2012.

Benno J. Fischer, CFA, portfolio manager, analyst, managing director, CIO and founding partner, has managed the Fund since 2012.

Paul A. Magnuson, portfolio manager, analyst and managing director, has managed the Fund since 2012.

John R. Mowrey, CFA, portfolio manager, analyst and director, has managed the Fund since 2013.

Prospectus	103

AllianzGI NFJ International Small-Cap Value Fund (continued)

Morley D. Campbell, CFA, portfolio manager, analyst and managing director, has managed the Fund since 2012.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A and Class C shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, and P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P and Class D shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class C shares and 1-800-498-5413 for Institutional Class, Class P and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

104	Allianz Multi-Strategy Funds

AllianzGI NFJ International Value II Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 293 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Institutional	None	None
Class P	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.80%	0.25%	1.41%	2.46%	(1.26)%	1.20%
Class C	0.80	1.00	1.43	3.23	(1.28)	1.95
Institutional	0.80	None	0.98	1.78	(0.83)	0.95
Class P	0.80	None	1.31	2.11	(1.11)	1.00
Class D	0.80	0.25	1.40	2.45	(1.25)	1.20
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2016 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.20% for Class A shares, 1.95% for Class C shares, 0.95% for Institutional Class shares, 1.00% for Class P shares and 1.20% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$666	$1,160	$1,681	$3,102	$666	$1,160	$1,681	$3,102
Class C	298	876	1,577	3,443	198	876	1,577	3,443
Institutional	97	479	887	2,026	97	479	887	2,026
Class P	102	554	1,032	2,353	102	554	1,032	2,353
Class D	122	644	1,193	2,691	122	644	1,193	2,691

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2014 was 34% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in non U.S. equity securities with market capitalizations greater than $1 billion. The

Prospectus	105

AllianzGI NFJ International Value II Fund (continued)

Fund normally invests significantly in securities that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may invest up to 20% of its assets in emerging market securities. The Fund may also achieve its exposure to non-U.S. equity securities through investing in American Depositary Receipts (ADRs). The Fund normally will allocate its investments among securities of issuers located in at least three different countries (which may include the United States).

The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe are undervalued. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select securities for the Fund.

In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs).

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those

106	Allianz Multi-Strategy Funds

AllianzGI NFJ International Value II Fund (continued)

of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class D performance would be similar to Class A performance because of the similar expenses paid by Class A shares. Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Institutional Class and Class P performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 01/01/2012–03/31/2012	10.43%
Lowest 04/01/2012–06/30/2012	-6.10%

Average Annual Total Returns (for periods ended 12/31/14)

	1 Year	Fund Inception (12/1/11)
Class A — Before Taxes	-9.11%	6.36%
Class A — After Taxes on Distributions	-9.97%	5.13%
Class A — After Taxes on Distributions and Sale of Fund Shares	-5.08%	4.52%
Class C — Before Taxes	-5.49%	7.52%
Institutional Class — Before Taxes	-3.56%	8.65%
Class P — Before Taxes	-3.60%	8.56%
Class D — Before Taxes	-3.87%	8.32%
MSCI EAFE Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	-4.90%	10.29%
Lipper International Multi-Cap Value Funds Average	-6.50%	8.61%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser  NFJ Investment Group LLC (“NFJ”)

Portfolio Managers

L. Baxter Hines, CFA, lead portfolio manager, analyst and managing director, has managed the Fund since 2011.

Benno J. Fischer, CFA, portfolio manager, analyst, managing director, CIO and founding partner, has managed the Fund since 2011.

Paul A. Magnuson, portfolio manager, analyst and managing director, has managed the Fund since 2011.

R. Burns McKinney, CFA, portfolio manager, analyst and managing director, has managed the Fund since 2011.

John R. Mowrey, CFA, portfolio manager, analyst and director, has managed the Fund since 2013.

Thomas W. Oliver, CFA, CPA, portfolio manager and managing director, has managed the Fund since 2011.

Prospectus	107

AllianzGI NFJ International Value II Fund (continued)

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A and Class C shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P and Class D shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class C shares and 1-800-498-5413 for Institutional Class, Class P and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

108	Allianz Multi-Strategy Funds

AllianzGI Retirement 2015 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2015 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 293 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Class R	None	None
Class R6	None	None
Class P	None	None
Administrative	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Advisory Fees(2)	Distribution Fee and/or Service (12b-1) Fees	Other Expenses(2)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses(3)	Expense Reductions(4)	Total Annual Fund Operating Expenses After Expense Reductions(4)
Class A	0.05%	0.25%	0.30%	0.56%	1.16%	(0.19)%	0.97%
Class C	0.05	1.00	0.30	0.56	1.91	(0.19)	1.72
Class R	0.05	0.50	0.30	0.56	1.41	(0.09)	1.32
Class R6	0.05	None	0.05	0.56	0.66	(0.09)	0.57
Class P	0.05	None	0.15	0.56	0.76	(0.09)	0.67
Administrative	0.05	0.25	0.15	0.56	1.01	(0.09)	0.92
Class D	0.05	0.25	0.30	0.56	1.16	(0.09)	1.07
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) pursuant to an Administration Agreement between Allianz Global Fund Management and the Trust.

(3)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4)

The Manager has contractually agreed, until March 31, 2016, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 0.97% for Class A shares, 1.72% for Class C shares, 1.32% for Class R shares, 0.57% for Class R6 shares, 0.67% for Class P shares, 0.92% for Administrative Class shares and 1.07% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$644	$880	$1,136	$1,865	$644	$880	$1,136	$1,865
Class C	275	582	1,014	2,217	175	582	1,014	2,217
Class R	134	437	763	1,683	134	437	763	1,683
Class R6	58	202	359	814	58	202	359	814
Class P	68	234	414	934	68	234	414	934
Administrative	94	313	549	1,228	94	313	549	1,228
Class D	109	360	630	1,401	109	360	630	1,401

Prospectus	109

AllianzGI Retirement 2015 Fund (continued)

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2014 was 114% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities of all market capitalizations, commodities, real estate, mortgage securities, high yield securities (“junk bonds”), corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may utilize derivative instruments, such as options, forwards or futures contracts and swap agreements to a significant degree, to gain exposure to certain classes of equity securities and Treasury bonds and to hedge its currency exposure, or for other purposes. The Fund may invest up to 10% of its assets in equity index futures and up to 10% of its assets in interest rate futures. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Fund may have exposure to companies in a broad range of market capitalizations and geographic (U.S. and non-U.S.) and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund uses an actively-managed strategy and modifies asset allocations over time with the intent of progressively reducing anticipated risk and volatility as the target date of 2015 approaches and becoming increasingly conservative over time. The chart below illustrates the Sub-Adviser’s schedule of target allocations between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the AllianzGI Retirement Income Fund, into which the Fund is expected to merge within three years of its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, capital appreciation. More information about the Fund’s asset allocation and portfolio construction strategy, the Retirement Income Fund and the Underlying Funds is available in the Fund’s prospectus.

Sub-Adviser’s Glidepath

110	Allianz Multi-Strategy Funds

AllianzGI Retirement 2015 Fund (continued)

The table below illustrates the Sub-Adviser’s allocations among different asset classes within the defensive and return-gathering categories, as reflected in the Fund’s portfolio as of February 28, 2015. The asset allocation is computed by assigning each underlying investment to the most representative asset class(es).

Fund Asset Allocation as of February 28, 2015

Asset Group	Asset Class	Percent of the Portfolio Invested
Defensive	Short-Duration Bonds & Cash	10.5%
	US Core Fixed Income	24.9%
	Non-US Core Bonds	2.5%
	Inflation-Protected Bonds	24.8%
Return-Generating	US Large Cap Equity	14.9%
	US Small Cap Equity	2.0%
	Developed Non-US Large Cap Equity	7.8%
	Developed Non-US Small/Mid Cap Equity	0.0%
	Emerging Market Equity	3.2%
	Global Fixed-Income	0.0%
	Commodity-Related Futures & Equities	3.9%
	Global Real Estate	2.5%
	Alternatives	3.1%

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks:  The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk:  Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk:  Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Prospectus	111

AllianzGI Retirement 2015 Fund (continued)

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk:  Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of two broad-based market indices and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C, Class R and Class D performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Class R6, Class P and Administrative Class performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 07/01/2009–09/30/2009	9.02%
Lowest 07/01/2011–09/30/2011	-6.65%

112	Allianz Multi-Strategy Funds

AllianzGI Retirement 2015 Fund (continued)

Average Annual Total Returns (for periods ended 12/31/14)

	1 Year	5 Years	Fund Inception (12/29/08)
Class A — Before Taxes	-3.51%	4.45%	7.25%
Class A — After Taxes on Distributions	-4.93%	3.05%	5.78%
Class A — After Taxes on Distributions and Sale of Fund Shares	-1.77%	2.98%	5.19%
Class C — Before Taxes	0.36%	4.84%	7.45%
Class R — Before Taxes	1.73%	5.30%	7.94%
Class R6 — Before Taxes	2.48%	6.02%	8.65%
Class P — Before Taxes	2.34%	5.91%	8.55%
Administrative — Before Taxes	2.13%	5.67%	8.32%
Class D — Before Taxes	1.97%	5.55%	8.20%
Morningstar Lifetime Conservative 2015 Index* (reflects no deduction for fees, expense or taxes)	5.14%	7.19%	8.81%
Real Return Target 2015 Index* (reflects no deduction for fees, expenses or taxes)	3.88%	5.50%	7.46%
Lipper Mixed-Asset Target 2015 Funds Average	4.44%	7.49%	10.11%
*	The Morningstar Lifetime Conservative 2015 Index replaced the Real Return Target 2015 Index as the Fund’s primary benchmark as of April 1, 2015 because Allianz Global Fund Management and Allianz Global Investors U.S. LLC believe the Morningstar Lifetime Conservative 2015 Index is more representative of the Fund’s investment strategies. Previously, as of July 1, 2014, the Real Return Target 2015 Index replaced the Dow Jones Real Return 2015 Index as the Fund’s primary benchmark. The Real Return Target 2015 Index is based on the methodology designed and produced by S&P Dow Jones Indices for the Dow Jones Real Return 2015 Index, which was terminated on June 30, 2014, and the performance figures for the two indices are identical for all periods shown in the table above.

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser  Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2008.

James Macey, CFA, CAIA, portfolio manager and director, has managed the Fund since 2011.

Claudio Marsala, portfolio manager and director, has managed the Fund since 2015.

Rahul Malhotra, portfolio manager and vice president, has managed the Fund since 2015.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A, Class C and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Class R6, Class P, Administrative Class and Class D shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C and Class R shares and 1-800-498-5413 for Class R6, Class P, Administrative Class and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is

Prospectus	113

AllianzGI Retirement 2015 Fund (continued)

$1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums. For Class R6 shares, there is no minimum initial investment for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

114	Allianz Multi-Strategy Funds

AllianzGI Retirement 2020 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2020 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 293 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Class R	None	None
Class R6	None	None
Class P	None	None
Administrative	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Advisory Fees(2)	Distribution Fee and/or Service (12b-1) Fees	Other Expenses(2)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses(3)	Expense Reductions(4)	Total Annual Fund Operating Expenses After Expense Reductions(4)
Class A	0.05%	0.25%	0.30%	0.57%	1.17%	(0.18)%	0.99%
Class C	0.05	1.00	0.30	0.57	1.92	(0.18)	1.74
Class R	0.05	0.50	0.30	0.57	1.42	(0.08)	1.34
Class R6	0.05	None	0.05	0.57	0.67	(0.08)	0.59
Class P	0.05	None	0.15	0.57	0.77	(0.08)	0.69
Administrative	0.05	0.25	0.15	0.57	1.02	(0.08)	0.94
Class D	0.05	0.25	0.30	0.57	1.17	(0.08)	1.09
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) pursuant to an Administration Agreement between Allianz Global Fund Management and the Trust.

(3)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4)

The Manager has contractually agreed, until March 31, 2016, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 0.99% for Class A shares, 1.74% for Class C shares, 1.34% for Class R shares, 0.59% for Class R6 shares, 0.69% for Class P shares, 0.94% for Administrative Class shares and 1.09% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$645	$884	$1,142	$1,877	$645	$884	$1,142	$1,877
Class C	277	586	1,020	2,229	177	586	1,020	2,229
Class R	136	441	769	1,695	136	441	769	1,695
Class R6	60	206	365	827	60	206	365	827
Class P	70	238	420	947	70	238	420	947
Administrative	96	317	555	1,241	96	317	555	1,241
Class D	111	364	636	1,413	111	364	636	1,413

Prospectus	115

AllianzGI Retirement 2020 Fund (continued)

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2014 was 89% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities of all market capitalizations, commodities, real estate, mortgage securities, high yield securities (“junk bonds”), corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may utilize derivative instruments, such as options, forwards or futures contracts and swap agreements to a significant degree, to gain exposure to certain classes of equity securities and Treasury bonds and to hedge its currency exposure, or for other purposes. The Fund may invest up to 10% of its assets in equity index futures and up to 10% of its assets in interest rate futures. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Fund may have exposure to companies in a broad range of market capitalizations and geographic (U.S. and non-U.S.) and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund uses an actively-managed strategy and modifies asset allocations over time with the intent of progressively reducing anticipated risk and volatility as the target date of 2020 approaches and becoming increasingly conservative over time. The chart below illustrates the Sub-Adviser’s schedule of target allocations between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the AllianzGI Retirement Income Fund, into which the Fund is expected to merge within three years of its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, capital appreciation. More information about the Fund’s asset allocation and portfolio construction strategy, the Retirement Income Fund and the Underlying Funds is available in the Fund’s prospectus.

Sub-Adviser’s Glidepath

116	Allianz Multi-Strategy Funds

AllianzGI Retirement 2020 Fund (continued)

The table below illustrates the Sub-Adviser’s allocations among different asset classes within the defensive and return-gathering categories, as reflected in the Fund’s portfolio as of February 28, 2015. The asset allocation is computed by assigning each underlying investment to the most representative asset class(es).

Fund Asset Allocation as of February 28, 2015

Asset Group	Asset Class	Percent of the Portfolio Invested
Defensive	Short-Duration Bonds & Cash	10.6%
	US Core Fixed Income	22.4%
	Non-US Core Bonds	2.5%
	Inflation-Protected Bonds	24.0%
Return-Generating	US Large Cap Equity	15.9%
	US Small Cap Equity	2.7%
	Developed Non-US Large Cap Equity	8.4%
	Developed Non-US Small/Mid Cap Equity	0.0%
	Emerging Market Equity	3.7%
	Global Fixed-Income	0.0%
	Commodity-Related Futures & Equities	4.4%
	Global Real Estate	2.5%
	Alternatives	3.0%

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks:  The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk:  Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk:  Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Prospectus	117

AllianzGI Retirement 2020 Fund (continued)

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk:  Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of two broad-based market indices and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C, Class R and Class D performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Class R6, Class P and Administrative Class performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 07/01/2009–09/30/2009	9.98%
Lowest 07/01/2011–09/30/2011	-8.04%

118	Allianz Multi-Strategy Funds

AllianzGI Retirement 2020 Fund (continued)

Average Annual Total Returns (for periods ended 12/31/14)

	1 Year	5 Years	Fund Inception (12/29/08)
Class A — Before Taxes	-3.88%	4.46%	7.49%
Class A — After Taxes on Distributions	-5.15%	3.03%	5.98%
Class A — After Taxes on Distributions and Sale of Fund Shares	-2.13%	3.02%	5.41%
Class C — Before Taxes	-0.02%	4.82%	7.68%
Class R — Before Taxes	1.39%	5.31%	8.18%
Class R6 — Before Taxes	2.16%	6.02%	8.90%
Class P — Before Taxes	2.08%	5.94%	8.80%
Administrative — Before Taxes	1.82%	5.68%	8.56%
Class D — Before Taxes	1.66%	5.57%	8.44%
Morningstar Lifetime Conservative 2020 Index* (reflects no deduction for fees, expenses or taxes	5.57%	7.83%	9.73%
Real Return Target 2020 Index* (reflects no deduction for fees, expenses or taxes)	3.95%	5.70%	7.88%
Lipper Mixed-Asset Target 2020 Funds Average	4.75%	7.89%	10.51%
*	The Morningstar Lifetime Conservative 2020 Index replaced the Real Return Target 2020 Index as the Fund’s primary benchmark as of April 1, 2015 because Allianz Global Fund Management and Allianz Global Investors U.S. LLC believe the Morningstar Lifetime Conservative 2020 Index is more representative of the Fund’s investment strategies. Previously, as of July 1, 2014, the Real Return Target 2020 Index replaced the Dow Jones Real Return 2020 Index as the Fund’s primary benchmark. The Real Return Target 2015 Index is based on the methodology designed and produced by S&P Dow Jones Indices for the Dow Jones Real Return 2020 Index, which was terminated on June 30, 2014, and the performance figures for the two indices are identical for all periods shown in the table above.

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2008.

James Macey, CFA, CAIA, portfolio manager and director, has managed the Fund since 2011.

Claudio Marsala, portfolio manager and director, has managed the Fund since 2015.

Rahul Malhotra, portfolio manager and vice president, has managed the Fund since 2015.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A, Class C and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Class R6, Class P, Administrative Class and Class D shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C and Class R shares and 1-800-498-5413 for Class R6, Class P, Administrative Class and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is

Prospectus	119

AllianzGI Retirement 2020 Fund (continued)

$1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums. For Class R6 shares, there is no minimum initial investment for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

120	Allianz Multi-Strategy Funds

AllianzGI Retirement 2025 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2025 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 293 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class R	None	None
Class R6	None	None
Class P	None	None
Administrative	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Advisory Fees(2)	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses(3)	Expense Reductions(4)	Total Annual Fund Operating Expenses After Expense Reductions(4)
Class A	0.05%	0.25%	0.30%	0.59%	1.19%	(0.18)%	1.01%
Class R	0.05	0.50	0.30	0.59	1.44	(0.08)	1.36
Class R6	0.05	None	0.05	0.59	0.69	(0.08)	0.61
Class P	0.05	None	0.15	0.59	0.79	(0.08)	0.71
Administrative	0.05	0.25	0.15	0.59	1.04	(0.08)	0.96
(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
(2)

Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) pursuant to an Administration Agreement between Allianz Global Fund Management and the Trust.

(3)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4)

The Manager has contractually agreed, until March 31, 2016, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding interest, taxes, and extraordinary expenses, exceed 1.01% for Class A shares, 1.36% for Class R shares, 0.61% for Class R6 shares, 0.71% for Class P shares and 0.96% for Administrative Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$647	$890	$1,152	$1,899	$647	$890	$1,152	$1,899
Class R	138	448	779	1,717	138	448	779	1,717
Class R6	62	213	376	851	62	213	376	851
Class P	73	244	431	970	73	244	431	970
Administrative	98	323	566	1,264	98	323	566	1,264

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2014 was 93%. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Prospectus	121

AllianzGI Retirement 2025 Fund (continued)

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities of all market capitalizations, commodities, real estate, mortgage securities, high yield securities (“junk bonds”), corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may utilize derivative instruments, such as options, forwards or futures contracts and swap agreements to a significant degree, to gain exposure to certain classes of equity securities and Treasury bonds and to hedge its currency exposure, or for other purposes. The Fund may invest up to 10% of its assets in equity index futures and up to 10% of its assets in interest rate futures. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Fund may have exposure to companies in a broad range of market capitalizations and geographic (U.S. and non-U.S.) and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund uses an actively-managed strategy and modifies asset allocations over time with the intent of progressively reducing anticipated risk and volatility as the target date of 2025 approaches and becoming increasingly conservative over time. The chart below illustrates the Sub-Adviser’s schedule of target allocations between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the AllianzGI Retirement Income Fund, into which the Fund is expected to merge within three years of its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, capital appreciation. More information about the Fund’s asset allocation and portfolio construction strategy, the Retirement Income Fund and the Underlying Funds is available in the Fund’s prospectus.

Sub-Adviser’s Glidepath

122	Allianz Multi-Strategy Funds

AllianzGI Retirement 2025 Fund (continued)

The table below illustrates the Sub-Adviser’s allocations among different asset classes within the defensive and return-gathering categories, as reflected in the Fund’s portfolio as of February 28, 2015. The asset allocation is computed by assigning each underlying investment to the most representative asset class(es).

Fund Asset Allocation as of February 28, 2015

Asset Group	Asset Class	Percent of the Portfolio Invested
Defensive	Short-Duration Bonds & Cash	10.6%
	US Core Fixed Income	21.1%
	Non-US Core Bonds	2.5%
	Inflation-Protected Bonds	20.3%
Return-Generating	US Large Cap Equity	16.3%
	US Small Cap Equity	3.0%
	Developed Non-US Large Cap Equity	9.5%
	Developed Non-US Small/Mid Cap Equity	2.0%
	Emerging Market Equity	3.8%
	Global Fixed-Income	0.0%
	Commodity-Related Futures & Equities	4.9%
	Global Real Estate	2.4%
	Alternatives	3.5%

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks:  The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk:  Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk:  Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Prospectus	123

AllianzGI Retirement 2025 Fund (continued)

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk:  Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of two broad-based market indices and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Class R6, Class P and Administrative Class performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 01/01/2012–03/31/2012	5.18%
Lowest 04/01/2013–06/30/2013	-4.00%

124	Allianz Multi-Strategy Funds

AllianzGI Retirement 2025 Fund (continued)

Average Annual Total Returns (for periods ended 12/31/14)

	1 Year	Fund Inception (12/19/11)
Class A — Before Taxes	-3.91%	4.15%
Class A — After Taxes on Distributions	-5.14%	3.00%
Class A — After Taxes on Distributions and Sale of Fund Shares	-2.21%	2.70%
Class R — Before Taxes	1.27%	5.71%
Class R6 — Before Taxes	2.07%	6.52%
Class P — Before Taxes	1.94%	6.42%
Administrative — Before Taxes	1.68%	6.15%
Morningstar Lifetime Conservative 2025 Index* (reflects no deduction for fees, expenses or taxes)	5.90%	9.55%
Real Return Target 2025 Index* (reflects no deduction for fees, expenses or taxes)	3.99%	5.27%
Lipper Mixed-Asset Target 2025 Funds Average	5.15%	11.04%
*	The Morningstar Lifetime Conservative 2025 Index replaced the Real Return Target 2025 Index as the Fund’s primary benchmark as of April 1, 2015 because Allianz Global Fund Management and Allianz Global Investors U.S. LLC believe the Morningstar Lifetime Conservative 2025 Index is more representative of the Fund’s investment strategies. Previously, as of July 1, 2014, the Real Return Target 2025 Index replaced the Dow Jones Real Return 2025 Index as the Fund’s primary benchmark. The Real Return Target 2025 Index is based on the methodology designed and produced by S&P Dow Jones Indices for the Dow Jones Real Return 2025 Index, which was terminated on June 30, 2014, and the performance figures for the two indices are identical for all periods shown in the table above.

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser   Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2011.

James Macey, CFA, CAIA, portfolio manager and director, has managed the Fund since 2011.

Claudio Marsala, portfolio manager and director, has managed the Fund since 2015.

Rahul Malhotra, portfolio manager and vice president, has managed the Fund since 2015.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Class R6, Class P and Administrative Class shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class R shares and 1-800-498-5413 for Class R6, Class P and Administrative Class shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	125

AllianzGI Retirement 2030 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2030 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 293 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Class R	None	None
Class R6	None	None
Class P	None	None
Administrative	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Advisory Fees(2)	Distribution Fee and/or Service (12b-1) Fees	Other Expenses(2)	Acquired Fund Fees and Expenses(3)	Total Annual Fund Operating Expenses(4)	Expense Reductions(5)	Total Annual Fund Operating Expenses After Expense Reductions(5)
Class A	0.05%	0.25%	0.30%	0.64%	1.24%	(0.21)%	1.03%
Class C	0.05	1.00	0.30	0.64	1.99	(0.21)	1.78
Class R	0.05	0.50	0.30	0.64	1.49	(0.11)	1.38
Class R6	0.05	None	0.05	0.64	0.74	(0.11)	0.63
Class P	0.05	None	0.15	0.64	0.84	(0.11)	0.73
Administrative	0.05	0.25	0.15	0.64	1.09	(0.11)	0.98
Class D	0.05	0.25	0.30	0.64	1.24	(0.11)	1.13
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) pursuant to an Administration Agreement between Allianz Global Fund Management and the Trust.

(3)

Acquired Fund Fees and Expenses have been restated based upon an estimated allocation of the Fund’s assets among acquired funds. The fees and expenses borne indirectly by the Fund by investing in acquired funds will vary to the extent the Fund invests more or less in acquired funds, the mix of acquired funds differs from past investments, and/or there are changes in the expenses of the acquired funds. As a result, these indirect fees and expenses may be higher or lower than the Acquired Fund Fees and Expenses shown above.

(4)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(5)

The Manager has contractually agreed, until March 31, 2016, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 1.03% for Class A shares, 1.78% for Class C shares, 1.38% for Class R shares, 0.63% for Class R6 shares, 0.73% for Class P shares, 0.98% for Administrative Class shares and 1.13% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

126	Allianz Multi-Strategy Funds

AllianzGI Retirement 2030 Fund (continued)

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$649	$902	$1,174	$1,950	$649	$902	$1,174	$1,950
Class C	281	604	1,053	2,300	181	604	1,053	2,300
Class R	140	460	803	1,770	140	460	803	1,770
Class R6	64	225	401	908	64	225	401	908
Class P	75	257	455	1,027	75	257	455	1,027
Administrative	100	336	590	1,319	100	336	590	1,319
Class D	115	383	670	1,490	115	383	670	1,490

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2014 was 93% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities of all market capitalizations, commodities, real estate, mortgage securities, high yield securities (“junk bonds”), corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may utilize derivative instruments, such as options, forwards or futures contracts and swap agreements to a significant degree, to gain exposure to certain classes of equity securities and Treasury bonds and to hedge its currency exposure, or for other purposes. The Fund may invest up to 10% of its assets in equity index futures and up to 10% of its assets in interest rate futures. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Fund may have exposure to companies in a broad range of market capitalizations and geographic (U.S. and non-U.S.) and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund uses an actively-managed strategy and modifies asset allocations over time with the intent of progressively reducing anticipated risk and volatility as the target date of 2030 approaches and becoming increasingly conservative over time. The chart below illustrates the Sub-Adviser’s schedule of target allocations between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the AllianzGI Retirement Income Fund, into which the Fund is expected to merge within three years of its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, capital appreciation. More information about the Fund’s asset allocation and portfolio construction strategy, the Retirement Income Fund and the Underlying Funds is available in the Fund’s prospectus.

Prospectus	127

AllianzGI Retirement 2030 Fund (continued)

Sub-Adviser’s Glidepath

The table below illustrates the Sub-Adviser’s allocations among different asset classes within the defensive and return-gathering categories, as reflected in the Fund’s portfolio as of February 28, 2015. The asset allocation is computed by assigning each underlying investment to the most representative asset class(es).

Fund Asset Allocation as of February 28, 2015

Asset Group	Asset Class	Percent of the Portfolio Invested
Defensive	Short-Duration Bonds & Cash	10.3%
	US Core Fixed Income	17.0%
	Non-US Core Bonds	2.5%
	Inflation-Protected Bonds	15.9%
Return-Generating	US Large Cap Equity	19.4%
	US Small Cap Equity	4.0%
	Developed Non-US Large Cap Equity	11.5%
	Developed Non-US Small/Mid Cap Equity	2.0%
	Emerging Market Equity	5.0%
	Global Fixed-Income	0.0%
	Commodity-Related Futures & Equities	5.9%
	Global Real Estate	3.0%
	Alternatives	3.5%

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks:  The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk:  Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk:  Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

128	Allianz Multi-Strategy Funds

AllianzGI Retirement 2030 Fund (continued)

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk:  Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of two broad-based market indices and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C, Class R and Class D performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Class R6, Class P and Administrative Class performance would be higher than Class A performance because of

Prospectus	129

AllianzGI Retirement 2030 Fund (continued)

the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 04/01/2009–06/30/2009	13.97%
Lowest 07/01/2011–09/30/2011	-11.80%

Average Annual Total Returns (for periods ended 12/31/14)

	1 Year	5 Years	Fund Inception (12/29/08)
Class A — Before Taxes	-4.19%	5.09%	9.00%
Class A — After Taxes on Distributions	-5.90%	3.41%	7.33%
Class A — After Taxes on Distributions and Sale of Fund Shares	-2.22%	3.45%	6.61%
Class C — Before Taxes	-0.41%	5.51%	9.26%
Class R — Before Taxes	0.98%	5.96%	9.75%
Class R6 — Before Taxes	1.76%	6.68%	10.47%
Class P — Before Taxes	1.62%	6.58%	10.37%
Administrative — Before Taxes	1.39%	6.35%	10.14%
Class D — Before Taxes	1.25%	6.22%	10.01%
Morningstar Lifetime Conservative 2030 Index* (reflects no deduction for fees, expenses or taxes)	6.09%	9.31%	12.12%
Real Return Target 2030 Index* (reflects no deduction for fees, expenses or taxes)	4.00%	6.41%	9.38%
Lipper Mixed-Asset Target 2030 Funds Average	5.13%	9.20%	12.28%
*	The Morningstar Lifetime Conservative 2030 Index replaced the Real Return Target 2030 Index as the Fund’s primary benchmark as of April 1, 2015 because Allianz Global Fund Management and Allianz Global Investors U.S. LLC believe the Morningstar Lifetime Conservative 2030 Index is more representative of the Fund’s investment strategies. Previously, as of July 1, 2014, the Real Return Target 2030 Index replaced the Dow Jones Real Return 2030 Index as the Fund’s primary benchmark. The Real Return Target 2030 Index is based on the methodology designed and produced by S&P Dow Jones Indices for the Dow Jones Real Return 2030 Index, which was terminated on June 30, 2014, and the performance figures for the two indices are identical for all periods shown in the table above.

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser  Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2008.

James Macey, CFA, CAIA, portfolio manager and director, has managed the Fund since 2011.

Claudio Marsala, portfolio manager and director, has managed the Fund since 2015.

Rahul Malhotra, portfolio manager and vice president, has managed the Fund since 2015.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A, Class C and Class R shares, or directly from the Fund’s

130	Allianz Multi-Strategy Funds

AllianzGI Retirement 2030 Fund (continued)

transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Class R6, Class P, Administrative Class and Class D shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C and Class R shares and 1-800-498-5413 for Class R6, Class P, Administrative Class and Class D with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums. For Class R6 shares, there is no minimum initial investment for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	131

AllianzGI Retirement 2035 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2035 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 293 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class R	None	None
Class R6	None	None
Class P	None	None
Administrative	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Advisory Fees(2)	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses(3)	Expense Reductions(4)	Total Annual Fund Operating Expenses After Expense Reductions(4)
Class A	0.05%	0.25%	0.30%	0.67%	1.27%	(0.21)%	1.06%
Class R	0.05	0.50	0.30	0.67	1.52	(0.11)	1.41
Class R6	0.05	None	0.05	0.67	0.77	(0.11)	0.66
Class P	0.05	None	0.15	0.67	0.87	(0.11)	0.76
Administrative	0.05	0.25	0.15	0.67	1.12	(0.11)	1.01
(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
(2)

Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) pursuant to an Administration Agreement between Allianz Global Fund Management and the Trust.

(3)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4)

The Manager has contractually agreed, until March 31, 2016, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 1.06% for Class A shares, 1.41% for Class R shares, 0.66% for Class R6 shares, 0.76% for Class P shares and 1.01% for Administrative Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$652	$911	$1,190	$1,982	$652	$911	$1,190	$1,982
Class R	144	469	819	1,803	144	469	819	1,803
Class R6	67	235	417	944	67	235	417	944
Class P	78	267	471	1,062	78	267	471	1,062
Administrative	103	345	606	1,353	103	345	606	1,353

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2014 was 90%. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

132	Allianz Multi-Strategy Funds

AllianzGI Retirement 2035 Fund (continued)

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities of all market capitalizations, commodities, real estate, mortgage securities, high yield securities (“junk bonds”), corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may utilize derivative instruments, such as options, forwards or futures contracts and swap agreements to a significant degree, to gain exposure to certain classes of equity securities and Treasury bonds and to hedge its currency exposure, or for other purposes. The Fund may invest up to 10% of its assets in equity index futures and up to 10% of its assets in interest rate futures. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Fund may have exposure to companies in a broad range of market capitalizations and geographic (U.S. and non-U.S.) and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund uses an actively-managed strategy and modifies asset allocations over time with the intent of progressively reducing anticipated risk and volatility as the target date of 2035 approaches and becoming increasingly conservative over time. The chart below illustrates the Sub-Adviser’s schedule of target allocations between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the AllianzGI Retirement Income Fund, into which the Fund is expected to merge within three years of its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, capital appreciation. More information about the Fund’s asset allocation and portfolio construction strategy, the Retirement Income Fund and the Underlying Funds is available in the Fund’s prospectus.

Sub-Adviser’s Glidepath

Prospectus	133

AllianzGI Retirement 2035 Fund (continued)

The table below illustrates the Sub-Adviser’s allocations among different asset classes within the defensive and return-gathering categories, as reflected in the Fund’s portfolio as of February 28, 2015. The asset allocation is computed by assigning each underlying investment to the most representative asset class(es).

Fund Asset Allocation as of February 28, 2015

Asset Group	Asset Class	Percent of the Portfolio Invested
Defensive	Short-Duration Bonds & Cash	9.0%
	US Core Fixed Income	14.3%
	Non-US Core Bonds	2.0%
	Inflation-Protected Bonds	11.6%
Return-Generating	US Large Cap Equity	22.3%
	US Small Cap Equity	5.7%
	Developed Non-US Large Cap Equity	14.1%
	Developed Non-US Small/Mid Cap Equity	2.0%
	Emerging Market Equity	5.6%
	Global Fixed-Income	0.0%
	Commodity-Related Futures & Equities	6.9%
	Global Real Estate	2.9%
	Alternatives	3.5%

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks:  The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk:  Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk:  Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

134	Allianz Multi-Strategy Funds

AllianzGI Retirement 2035 Fund (continued)

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk:  Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of two broad-based market indices and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Class R6, Class P and Administrative Class performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 01/01/2012–03/31/2012	7.37%
Lowest 04/01/2013–06/30/2013	-3.17%

Prospectus	135

AllianzGI Retirement 2035 Fund (continued)

Average Annual Total Returns (for periods ended 12/31/14)

	1 Year	Fund Inception (12/19/11)
Class A — Before Taxes	-4.30%	6.62%
Class A — After Taxes on Distributions	-5.94%	5.20%
Class A — After Taxes on Distributions and Sale of Fund Shares	-2.29%	4.53%
Class R — Before Taxes	0.93%	8.27%
Class R6 — Before Taxes	1.69%	9.07%
Class P — Before Taxes	1.61%	8.98%
Administrative — Before Taxes	1.36%	8.70%
Morningstar Lifetime Conservative 2035 Index* (reflects no deduction for fees, expenses or taxes)	6.06%	12.82%
Real Return Target 2035 Index* (reflects no deduction for fees, expenses or taxes)	3.96%	7.87%
Lipper Mixed-Asset Target 2035 Funds Average	5.29%	13.08%
*	The Morningstar Lifetime Conservative 2035 Index replaced the Real Return Target 2035 Index as the Fund’s primary benchmark as of April 1, 2015 because Allianz Global Fund Management and Allianz Global Investors U.S. LLC believe the Morningstar Lifetime Conservative 2035 Index is more representative of the Fund’s investment strategies. Previously, as of July 1, 2014, the Real Return Target 2035 Index replaced the Dow Jones Real Return 2035 Index as the Fund’s primary benchmark. The Real Return Target 2035 Index is based on the methodology designed and produced by S&P Dow Jones Indices for the Dow Jones Real Return 2035 Index, which was terminated on June 30, 2014, and the performance figures for the two indices are identical for all periods shown in the table above.

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2011.

James Macey, CFA, CAIA, portfolio manager and director, has managed the Fund since 2011.

Claudio Marsala, portfolio manager and director, has managed the Fund since 2015.

Rahul Malhotra, portfolio manager and vice president, has managed the Fund since 2015.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Class R6, Class P and Administrative Class shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class R shares and 1-800-498-5413 for Class R6, Class P and Administrative Class shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

136	Allianz Multi-Strategy Funds

AllianzGI Retirement 2040 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2040 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 293 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Class R	None	None
Class R6	None	None
Class P	None	None
Administrative	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Advisory Fees(2)	Distribution Fee and/or Service (12b-1) Fees	Other Expenses(2)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses(3)	Expense Reductions(4)	Total Annual Fund Operating Expenses After Expense Reductions(4)
Class A	0.05%	0.25%	0.30%	0.70%	1.30%	(0.21)%	1.09%
Class C	0.05	1.00	0.30	0.70	2.05	(0.21)	1.84
Class R	0.05	0.50	0.30	0.70	1.55	(0.11)	1.44
Class R6	0.05	None	0.05	0.70	0.80	(0.11)	0.69
Class P	0.05	None	0.15	0.70	0.90	(0.11)	0.79
Administrative	0.05	0.25	0.15	0.70	1.15	(0.11)	1.04
Class D	0.05	0.25	0.30	0.70	1.30	(0.11)	1.19
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) pursuant to an Administration Agreement between Allianz Global Fund Management and the Trust.

(3)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4)

The Manager has contractually agreed, until March 31, 2016, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 1.09% for Class A shares, 1.84% for Class C shares, 1.44% for Class R shares, 0.69% for Class R6 shares, 0.79% for Class P shares, 1.04% for Administrative Class shares and 1.19% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$655	$920	$1,205	$2,014	$655	$920	$1,205	$2,014
Class C	287	622	1,084	2,363	187	622	1,084	2,363
Class R	147	479	834	1,836	147	479	834	1,836
Class R6	70	244	433	980	70	244	433	980
Class P	81	276	488	1,098	81	276	488	1,098
Administrative	106	354	622	1,388	106	354	622	1,388
Class D	121	401	702	1,558	121	401	702	1,558

Prospectus	137

AllianzGI Retirement 2040 Fund (continued)

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2014 was 84% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities of all market capitalizations, commodities, real estate, mortgage securities, high yield securities (“junk bonds”), corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may utilize derivative instruments, such as options, forwards or futures contracts and swap agreements to a significant degree, to gain exposure to certain classes of equity securities and Treasury bonds and to hedge its currency exposure, or for other purposes. The Fund may invest up to 10% of its assets in equity index futures and up to 10% of its assets in interest rate futures. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Fund may have exposure to companies in a broad range of market capitalizations and geographic (U.S. and non-U.S.) and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund uses an actively-managed strategy and modifies asset allocations over time with the intent of progressively reducing anticipated risk and volatility as the target date of 2040 approaches, and becoming increasingly conservative over time. The chart below illustrates the Sub-Adviser’s schedule of target allocations between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the AllianzGI Retirement Income Fund, into which the Fund is expected to merge within three years of its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, capital appreciation. More information about the Fund’s asset allocation and portfolio construction strategy, the Retirement Income Fund and the Underlying Funds is available in the Fund’s prospectus.

Sub-Adviser’s Glidepath

138	Allianz Multi-Strategy Funds

AllianzGI Retirement 2040 Fund (continued)

The table below illustrates the Sub-Adviser’s allocations among different asset classes within the defensive and return-gathering categories, as reflected in the Fund’s portfolio as of February 28, 2015. The asset allocation is computed by assigning each underlying investment to the most representative asset class(es).

Fund Asset Allocation as of February 28, 2015

Asset Group	Asset Class	Percent of the Portfolio Invested
Defensive	Short-Duration Bonds & Cash	8.5%
	US Core Fixed Income	12.3%
	Non-US Core Bonds	2.0%
	Inflation-Protected Bonds	5.1%
Return-Generating	US Large Cap Equity	24.8%
	US Small Cap Equity	6.1%
	Developed Non-US Large Cap Equity	17.8%
	Developed Non-US Small/Mid Cap Equity	2.6%
	Emerging Market Equity	6.3%
	Global Fixed-Income	0.0%
	Commodity-Related Futures & Equities	7.6%
	Global Real Estate	3.0%
	Alternatives	4.0%

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks:  The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk:  Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk:  Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Prospectus	139

AllianzGI Retirement 2040 Fund (continued)

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk:  Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of two broad-based market indices and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C, Class R and Class D performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Class R6, Class P and Administrative Class performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 04/01/2009–06/30/2009	18.93%
Lowest 07/01/2011–09/30/2011	-16.36%

140	Allianz Multi-Strategy Funds

AllianzGI Retirement 2040 Fund (continued)

Average Annual Total Returns (for periods ended 12/31/14)

	1 Year	5 Years	Fund Inception (12/29/08)
Class A — Before Taxes	-4.35%	5.86%	10.51%
Class A — After Taxes on Distributions	-6.66%	3.91%	8.62%
Class A — After Taxes on Distributions and Sale of Fund Shares	-2.13%	4.07%	7.88%
Class C — Before Taxes	-0.48%	6.26%	10.70%
Class R — Before Taxes	0.87%	6.73%	11.22%
Class R6 Before Taxes	1.59%	7.44%	11.94%
Class P — Before Taxes	1.56%	7.36%	11.85%
Administrative — Before Taxes	1.31%	7.11%	11.61%
Class D — Before Taxes	1.14%	6.97%	11.46%
Morningstar Lifetime Conservative 2040 Index* (reflects no deduction for fees, expenses or taxes)	5.84%	10.51%	13.89%
Real Return Target 2040 Index* (reflects no deduction for fees, expenses or taxes)	3.90%	7.29%	11.04%
Lipper Mixed-Asset Target 2040 Funds Average	5.36%	9.91%	13.14%

*	The Morningstar Lifetime Conservative 2040 Index replaced the Real Return Target 2040 Index as the Fund’s primary benchmark as of April 1, 2015 because Allianz Global Fund Management and Allianz Global Investors U.S. LLC believe the Morningstar Lifetime Conservative 2040 Index is more representative of the Fund’s investment strategies. Previously, as of July 1, 2014, the Real Return Target 2040 Index replaced the Dow Jones Real Return 2040 Index as the Fund’s primary benchmark. The Real Return Target 2040 Index is based on the methodology designed and produced by S&P Dow Jones Indices for the Dow Jones Real Return 2040 Index, which was terminated on June 30, 2014, and the performance figures for the two indices are identical for all periods shown in the table above.

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser  Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2008.

James Macey, CFA, CAIA, portfolio manager and director, has managed the Fund since 2011.

Claudio Marsala, portfolio manager and director, has managed the Fund since 2015.

Rahul Malhotra, portfolio manager and vice president, has managed the Fund since 2015.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A, Class C and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Class R6, Class P, Administrative Class and Class D shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C and Class R shares and 1-800-498-5413 for Class R6, Class P, Administrative Class and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is

Prospectus	141

AllianzGI Retirement 2040 Fund (continued)

$1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums. For Class R6 shares, there is no minimum initial investment for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

142	Allianz Multi-Strategy Funds

AllianzGI Retirement 2045 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2045 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 293 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class R	None	None
Class R6	None	None
Class P	None	None
Administrative	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Advisory Fees(2)	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses(3)	Expense Reductions(4)	Total Annual Fund Operating Expenses After Expense Reductions(4)
Class A	0.05%	0.25%	0.30%	0.73%	1.33%	(0.23)%	1.10%
Class R	0.05	0.50	0.30	0.73	1.58	(0.13)	1.45
Class R6	0.05	None	0.05	0.73	0.83	(0.13)	0.70
Class P	0.05	None	0.15	0.73	0.93	(0.13)	0.80
Administrative	0.05	0.25	0.15	0.73	1.18	(0.13)	1.05
(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
(2)

Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) pursuant to an Administration Agreement between Allianz Global Fund Management and the Trust.

(3)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4)

The Manager has contractually agreed, until March 31, 2016, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 1.10% for Class A shares, 1.45% for Class R shares, 0.70% for Class R6 shares, 0.80% for Class P shares and 1.05% for Administrative Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$656	$927	$1,218	$2,044	$656	$927	$1,218	$2,044
Class R	148	486	848	1,867	148	486	848	1,867
Class R6	72	252	448	1,013	72	252	448	1,013
Class P	82	283	502	1,131	82	283	502	1,131
Administrative	107	362	636	1,420	107	362	636	1,420

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2014 was 69%. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Prospectus	143

AllianzGI Retirement 2045 Fund (continued)

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities of all market capitalizations, commodities, real estate, mortgage securities, high yield securities (“junk bonds”), corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may utilize derivative instruments, such as options, forwards or futures contracts and swap agreements to a significant degree, to gain exposure to certain classes of equity securities and Treasury bonds and to hedge its currency exposure, or for other purposes. The Fund may invest up to 10% of its assets in equity index futures and up to 10% of its assets in interest rate futures. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Fund may have exposure to companies in a broad range of market capitalizations and geographic (U.S. and non-U.S.) and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund uses an actively-managed strategy and modifies asset allocations over time with the intent of progressively reducing anticipated risk and volatility as the target date of 2045 approaches, and becoming increasingly conservative over time. The chart below illustrates the Sub-Adviser’s schedule of target allocations between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the AllianzGI Retirement Income Fund, into which the Fund is expected to merge within three years of its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, capital appreciation. More information about the Fund’s asset allocation and portfolio construction strategy, the Retirement Income Fund and the Underlying Funds is available in the Fund’s prospectus.

Sub-Adviser’s Glidepath

144	Allianz Multi-Strategy Funds

AllianzGI Retirement 2045 Fund (continued)

The table below illustrates the Sub-Adviser’s allocations among different asset classes within the defensive and return-gathering categories, as reflected in the Fund’s portfolio as of February 28, 2015. The asset allocation is computed by assigning each underlying investment to the most representative asset class(es).

Fund Asset Allocation as of February 28, 2015

Asset Group	Asset Class	Percent of the Portfolio Invested
Defensive	Short-Duration Bonds & Cash	2.9%
	US Core Fixed Income	10.0%
	Non-US Core Bonds	0.0%
	Inflation-Protected Bonds	5.1%
Return-Generating	US Large Cap Equity	26.9%
	US Small Cap Equity	7.0%
	Developed Non-US Large Cap Equity	21.5%
	Developed Non-US Small/Mid Cap Equity	3.7%
	Emerging Market Equity	7.8%
	Global Fixed-Income	0.0%
	Commodity-Related Futures & Equities	8.2%
	Global Real Estate	3.0%
	Alternatives	3.9%

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks:  The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk:  Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk:  Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Prospectus	145

AllianzGI Retirement 2045 Fund (continued)

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk:  Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of two broad-based market indices and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Class R6, Class P and Administrative Class performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 01/01/2012–03/31/2012	8.59%
Lowest 04/01/2012–06/30/2012	-3.26%

146	Allianz Multi-Strategy Funds

AllianzGI Retirement 2045 Fund (continued)

Average Annual Total Returns (for periods ended 12/31/14)

	1 Year	Fund Inception (12/19/11)
Class A — Before Taxes	-4.30%	8.07%
Class A — After Taxes on Distributions	-6.31%	6.38%
Class A — After Taxes on Distributions and Sale of Fund Shares	-2.25%	5.55%
Class R — Before Taxes	0.88%	9.71%
Class R6 — Before Taxes	1.64%	10.53%
Class P — Before Taxes	1.58%	10.44%
Administrative — Before Taxes	1.28%	10.11%
Morningstar Lifetime Conservative 2045 Index* (reflects no deduction for fees, expenses or taxes)	5.57%	14.41%
Real Return Target 2045 Index* (reflects no deduction for fees, expenses or taxes)	3.86%	10.19%
Lipper Mixed-Asset Target 2045 Funds Average	5.42%	14.31%
*	The Morningstar Lifetime Conservative 2045 Index replaced the Real Return Target 2045 Index as the Fund’s primary benchmark as of April 1, 2015 because Allianz Global Fund Management and Allianz Global Investors U.S. LLC believe the Morningstar Lifetime Conservative 2045 Index is more representative of the Fund’s investment strategies. Previously, as of July 1, 2014, the Real Return Target 2045 Index replaced the Dow Jones Real Return 2045 Index as the Fund’s primary benchmark. The Real Return Target 2045 Index is based on the methodology designed and produced by S&P Dow Jones Indices for the Dow Jones Real Return 2045 Index, which was terminated on June 30, 2014, and the performance figures for the two indices are identical for all periods shown in the table above.

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser  Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2011.

James Macey, CFA, CAIA, portfolio manager and director, has managed the Fund since 2011.

Claudio Marsala, portfolio manager and director, has managed the Fund since 2015.

Rahul Malhotra, portfolio manager and vice president, has managed the Fund since 2015.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Class R6, Class P and Administrative Class shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class R shares and 1-800-498-5413 for Class R6, Class P and Administrative Class shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	147

AllianzGI Retirement 2050 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2050 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 293 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Class R	None	None
Class R6	None	None
Class P	None	None
Administrative	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Advisory Fees(2)	Distribution Fee and/or Service (12b-1) Fees	Other Expenses(2)	Acquired Fund Fees and Expenses(3)	Total Annual Fund Operating Expenses(4)	Expense Reductions(5)	Total Annual Fund Operating Expenses After Expense Reductions(5)
Class A	0.05%	0.25%	0.30%	0.75%	1.35%	(0.25)%	1.10%
Class C	0.05	1.00	0.30	0.75	2.10	(0.25)	1.85
Class R	0.05	0.50	0.30	0.75	1.60	(0.15)	1.45
Class R6	0.05	None	0.05	0.75	0.85	(0.15)	0.70
Class P	0.05	None	0.15	0.75	0.95	(0.15)	0.80
Administrative	0.05	0.25	0.15	0.75	1.20	(0.15)	1.05
Class D	0.05	0.25	0.30	0.75	1.35	(0.15)	1.20
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) pursuant to an Administration Agreement between Allianz Global Fund Management and the Trust.

(3)

Acquired Fund Fees and Expenses have been restated based upon an estimated allocation of the Fund’s assets among acquired funds. The fees and expenses borne indirectly by the Fund by investing in acquired funds will vary to the extent the Fund invests more or less in acquired funds, the mix of acquired funds differs from past investments, and/or there are changes in the expenses of the acquired funds. As a result, these indirect fees and expenses may be higher or lower than the Acquired Fund Fees and Expenses shown above.

(4)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(5)

The Manager has contractually agreed, until March 31, 2016, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 1.10% for Class A shares, 1.85% for Class C shares, 1.45% for Class R shares, 0.70% for Class R6 shares, 0.80% for Class P shares, 1.05% for Administrative Class shares and 1.20% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$656	$931	$1,226	$2,064	$656	$931	$1,226	$2,064
Class C	288	634	1,106	2,411	188	634	1,106	2,411
Class R	148	490	857	1,888	148	490	857	1,888
Class R6	72	256	457	1,035	72	256	457	1,035
Class P	82	288	511	1,153	82	288	511	1,153
Administrative	107	366	645	1,441	107	366	645	1,441
Class D	122	413	725	1,611	122	413	725	1,611

148	Allianz Multi-Strategy Funds

AllianzGI Retirement 2050 Fund (continued)

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2014 was 78% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities of all market capitalizations, commodities, real estate, mortgage securities, high yield securities (“junk bonds”), corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may utilize derivative instruments, such as options, forwards or futures contracts and swap agreements to a significant degree, to gain exposure to certain classes of equity securities and Treasury bonds and to hedge its currency exposure, or for other purposes. The Fund may invest up to 10% of its assets in equity index futures and up to 10% of its assets in interest rate futures. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Fund may have exposure to companies in a broad range of market capitalizations and geographic (U.S. and non-U.S) and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund uses an actively-managed strategy and modifies asset allocations over time with the intent of progressively reducing anticipated risk and volatility as the target date of 2050 approaches, and becoming increasingly conservative over time. The chart below illustrates the Sub-Adviser’s schedule of target allocations between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the AllianzGI Retirement Income Fund, into which the Fund is expected to merge within three years of its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, capital appreciation. More information about the Fund’s asset allocation and portfolio construction strategy, the Retirement Income Fund and the Underlying Funds is available in the Fund’s prospectus.

Sub-Adviser’s Glidepath

Prospectus	149

AllianzGI Retirement 2050 Fund (continued)

The table below illustrates the Sub-Adviser’s allocations among different asset classes within the defensive and return-gathering categories, as reflected in the Fund’s portfolio as of February 28, 2015. The asset allocation is computed by assigning each underlying investment to the most representative asset class(es).

Fund Asset Allocation as of February 28, 2015

Asset Group	Asset Class	Percent of the Portfolio Invested
Defensive	Short-Duration Bonds & Cash	0.7%
	US Core Fixed Income	7.2%
	Non-US Core Bonds	0.0%
	Inflation-Protected Bonds	4.5%
Return-Generating	US Large Cap Equity	28.9%
	US Small Cap Equity	7.6%
	Developed Non-US Large Cap Equity	22.1%
	Developed Non-US Small/Mid Cap Equity	4.0%
	Emerging Market Equity	8.5%
	Global Fixed-Income	0.0%
	Commodity-Related Futures & Equities	9.5%
	Global Real Estate	3.0%
	Alternatives	4.1%

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks:  The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk:  Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk:  Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

150	Allianz Multi-Strategy Funds

AllianzGI Retirement 2050 Fund (continued)

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk:  Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of two broad-based market indices and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C, Class R and Class D performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Class R6, Class P and Administrative Class performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 04/01/2009–06/30/2009	18.71%
Lowest 07/01/2011–09/30/2011	-17.46%

Prospectus	151

AllianzGI Retirement 2050 Fund (continued)

Average Annual Total Returns (for periods ended 12/31/14)

	1 Year	5 Years	Fund Inception (12/29/08)
Class A — Before Taxes	-4.47%	6.40%	10.99%
Class A — After Taxes on Distributions	-7.02%	4.24%	8.92%
Class A — After Taxes on Distributions and Sale of Fund Shares	-2.02%	4.44%	8.22%
Class C — Before Taxes	-0.58%	6.81%	11.22%
Class R — Before Taxes	0.72%	7.28%	11.73%
Class R6 — Before Taxes	1.49%	8.00%	12.45%
Class P — Before Taxes	1.40%	7.90%	12.35%
Administrative — Before Taxes	1.09%	7.66%	12.12%
Class D — Before Taxes	0.98%	7.54%	11.99%
Morningstar Lifetime Conservative 2050 Index* (reflects no deduction for fees, expenses or taxes)	5.31%	10.63%	14.21%
Real Return Target 2050 Index* (reflects no deduction for fees, expenses or taxes)	3.85%	7.89%	11.94%
Lipper Mixed-Asset Target 2050 Funds Average	5.53%	10.13%	13.38%
*	The Morningstar Lifetime Conservative 2050 Index replaced the Real Return Target 2050 Index as the Fund’s primary benchmark as of April 1, 2015 because Allianz Global Fund Management and Allianz Global Investors U.S. LLC believe the Morningstar Lifetime Conservative 2050 Index is more representative of the Fund’s investment strategies. Previously, as of July 1, 2014, the Real Return Target 2050 Index replaced the Dow Jones Real Return 2050 Index as the Fund’s primary benchmark. The Real Return Target 2050 Index is based on the methodology designed and produced by S&P Dow Jones Indices for the Dow Jones Real Return 2050 Index, which was terminated on June 30, 2014, and the performance figures for the two indices are identical for all periods shown in the table above. For periods prior to December 31, 2009, performance information for the Dow Jones Real Return 40+ Index is shown, as the former Dow Jones Real Return 2050 Index was first constituted as of that date.

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2008.

James Macey, CFA, CAIA, portfolio manager and director, has managed the Fund since 2011.

Claudio Marsala, portfolio manager and director, has managed the Fund since 2015.

Rahul Malhotra, portfolio manager and vice president, has managed the Fund since 2015.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A, Class C and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Class R6, Class P, Administrative Class and Class D shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C and Class R shares and 1-800-498-5413 for Class R6, Class P, Administrative Class and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that

152	Allianz Multi-Strategy Funds

AllianzGI Retirement 2050 Fund (continued)

aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums. For Class R6 shares, there is no minimum initial investment for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	153

AllianzGI Retirement 2055 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2055 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 293 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class R	None	None
Class R6	None	None
Class P	None	None
Administrative	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Advisory Fees(2)	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses(3)	Expense Reductions(4)	Total Annual Fund Operating Expenses After Expense Reductions(4)
Class A	0.05%	0.25%	0.30%	0.75%	1.35%	(0.25)%	1.10%
Class R	0.05	0.50	0.30	0.75	1.60	(0.15)	1.45
Class R6	0.05	None	0.05	0.75	0.85	(0.15)	0.70
Class P	0.05	None	0.15	0.75	0.95	(0.15)	0.80
Administrative	0.05	0.25	0.15	0.75	1.20	(0.15)	1.05
(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
(2)

Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) pursuant to an Administration Agreement between Allianz Global Fund Management and the Trust.

(3)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4)

The Manager has contractually agreed, until March 31, 2016, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 1.10% for Class A shares, 1.45% for Class R shares, 0.70% for Class R6 shares, 0.80% for Class P shares and 1.05% for Administrative Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$656	$931	$1,226	$2,064	$656	$931	$1,226	$2,064
Class R	148	490	857	1,888	148	490	857	1,888
Class R6	72	256	457	1,035	72	256	457	1,035
Class P	82	288	511	1,153	82	288	511	1,153
Administrative	107	366	645	1,441	107	366	645	1,441

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2014 was 74%. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

154	Allianz Multi-Strategy Funds

AllianzGI Retirement 2055 Fund (continued)

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities of all market capitalizations, commodities, real estate, mortgage securities, high yield securities (“junk bonds”), corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may utilize derivative instruments, such as options, forwards or futures contracts and swap agreements to a significant degree, to gain exposure to certain classes of equity securities and Treasury bonds and to hedge its currency exposure, or for other purposes. The Fund may invest up to 10% of its assets in equity index futures and up to 10% of its assets in interest rate futures. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Fund may have exposure to companies in a broad range of market capitalizations and geographic (U.S. and non-U.S.) and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund uses an actively-managed strategy and modifies asset allocations over time with the intent of progressively reducing anticipated risk and volatility as the target date of 2055 approaches, and becoming increasingly conservative over time. The chart below illustrates the Sub-Adviser’s schedule of target allocations between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the AllianzGI Retirement Income Fund, into which the Fund is expected to merge within three years of its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, capital appreciation. More information about the Fund’s asset allocation and portfolio construction strategy, the Retirement Income Fund and the Underlying Funds is available in the Fund’s prospectus.

Sub-Adviser’s Glidepath

Prospectus	155

AllianzGI Retirement 2055 Fund (continued)

The table below illustrates the Sub-Adviser’s allocations among different asset classes within the defensive and return-gathering categories, as reflected in the Fund’s portfolio as of February 28, 2015. The asset allocation is computed by assigning each underlying investment to the most representative asset class(es).

Fund Asset Allocation as of February 28, 2015

Asset Group	Asset Class	Percent of the Portfolio Invested
Defensive	Short-Duration Bonds & Cash	0.5%
	US Core Fixed Income	5.3%
	Non-US Core Bonds	0.0%
	Inflation-Protected Bonds	4.0%
Return-Generating	US Large Cap Equity	30.0%
	US Small Cap Equity	8.0%
	Developed Non-US Large Cap Equity	23.1%
	Developed Non-US Small/Mid Cap Equity	4.1%
	Emerging Market Equity	8.5%
	Global Fixed-Income	0.0%
	Commodity-Related Futures & Equities	9.6%
	Global Real Estate	2.9%
	Alternatives	4.1%

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks:  The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk:  Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk:  Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

156	Allianz Multi-Strategy Funds

AllianzGI Retirement 2055 Fund (continued)

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk:  Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of two broad-based market indices and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Class R6, Class P and Administrative Class performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 01/01/2012–03/31/2012	9.10%
Lowest 04/01/2012–06/30/2012	-3.66%

Prospectus	157

AllianzGI Retirement 2055 Fund (continued)

Average Annual Total Returns (for periods ended 12/31/14)

	1 Year	Fund Inception (12/19/11)
Class A — Before Taxes	-4.33%	8.46%
Class A — After Taxes on Distributions	-6.79%	6.27%
Class A — After Taxes on Distributions and Sale of Fund Shares	-1.94%	5.73%
Class R — Before Taxes	0.85%	10.13%
Class R6 — Before Taxes	1.67%	10.96%
Class P — Before Taxes	1.56%	10.86%
Administrative — Before Taxes	1.25%	10.55%
Morningstar Lifetime Conservative 2055 Index* (reflects no deduction for fees, expenses or taxes)	5.07%	14.41%
Real Return Target 40+ Index* (reflects no deduction for fees, expenses or taxes)	3.85%	11.17%
Lipper Mixed-Asset Target 2055+ Funds Average	5.63%	14.70%
*	The Morningstar Lifetime Conservative 2055 Index replaced the Real Return Target 40+ Index as the Fund’s primary benchmark as of April 1, 2015 because Allianz Global Fund Management and Allianz Global Investors U.S. LLC believe the Morningstar Lifetime Conservative 2055 Index is more representative of the Fund’s investment strategies. Previously, as of July 1, 2014, the Real Return Target 40+ Index replaced the Dow Jones Real Return 40+ Index as the Fund’s primary benchmark. The Real Return Target 40+ Index is based on the methodology designed and produced by S&P Dow Jones Indices for the Dow Jones Real Return 40+ Index, which was terminated on June 30, 2014, and the performance figures for the two indices are identical for all periods shown in the table above.

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser  Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2011.

James Macey, CFA, CAIA, portfolio manager and director, has managed the Fund since 2011.

Claudio Marsala, portfolio manager and director, has managed the Fund since 2015.

Rahul Malhotra, portfolio manager and vice president, has managed the Fund since 2015.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Class R6, Class P and Administrative Class shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class R shares and 1-800-498-5413 for Class R6, Class P and Administrative Class shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

158	Allianz Multi-Strategy Funds

AllianzGI Retirement Income Fund

Investment Objective	The Fund seeks current income and, secondarily, capital appreciation. The Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 293 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Class R	None	None
Class R6	None	None
Class P	None	None
Administrative	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Advisory Fees(2)	Distribution Fee and/or Service (12b-1) Fees	Other Expenses(2)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses(3)	Expense Reductions(4)	Total Annual Fund Operating Expenses After Expense Reductions(4)
Class A	0.05%	0.25%	0.30%	0.55%	1.15%	(0.20)%	0.95%
Class C	0.05	1.00	0.30	0.55	1.90	(0.20)	1.70
Class R	0.05	0.50	0.30	0.55	1.40	(0.10)	1.30
Class R6	0.05	None	0.05	0.55	0.65	(0.10)	0.55
Class P	0.05	None	0.15	0.55	0.75	(0.10)	0.65
Administrative	0.05	0.25	0.15	0.55	1.00	(0.10)	0.90
Class D	0.05	0.25	0.30	0.55	1.15	(0.10)	1.05
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) pursuant to an Administration Agreement between Allianz Global Fund Management and the Trust.

(3)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4)

The Manager has contractually agreed, until March 31, 2016, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.55% for Class R6 shares, 0.65% for Class P shares, 0.90% for Administrative Class shares and 1.05% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$642	$877	$1,130	$1,854	$642	$877	$1,130	$1,854
Class C	273	578	1,008	2,206	173	578	1,008	2,206
Class R	132	433	756	1,671	132	433	756	1,671
Class R6	56	198	352	801	56	198	352	801
Class P	66	230	407	921	66	230	407	921
Administrative	92	308	543	1,216	92	308	543	1,216
Class D	107	355	623	1,389	107	355	623	1,389

Prospectus	159

AllianzGI Retirement Income Fund (continued)

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2014 was 101% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities of all market capitalizations, commodities, real estate, mortgage securities, high yield securities (“junk bonds”), corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may utilize derivative instruments, such as options, forwards or futures contracts and swap agreements to a significant degree, to gain exposure to certain classes of equity securities and Treasury bonds and to hedge its currency exposure, or for other purposes. The Fund may invest up to 10% of its assets in equity index futures and up to 10% of its assets in interest rate futures. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Fund may have exposure to companies in a broad range of market capitalizations and geographic (U.S. and non-U.S.) and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. Normally, the Sub-Adviser will generally seek to maintain an allocation of 25% of the Fund’s assets in return-generating assets and 75% in defensive assets, though may cause the Fund to deviate from these allocations, for example, during periods of significant performance differential between the two categories. The Fund may also deviate from its allocation targets when expected returns are judged to be below or above long-term averages. In these cases, the Sub-Adviser would seek to overweight what it deems to be the undervalued category and underweight the overvalued category. These decisions will normally be within the allocation ranges of 15% to 40% for return-generating assets and 60% to 85% for defensive assets. More information about the Fund, the Fund’s asset allocation and portfolio construction strategy, and the Underlying Funds is available in the Fund’s prospectus.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks:  The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk:  Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk:  Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

160	Allianz Multi-Strategy Funds

AllianzGI Retirement Income Fund (continued)

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk:  Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of two broad-based market indices and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C, Class R and Class D performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Class R6, Class P and Administrative Class performance would be higher than Class A performance because of

Prospectus	161

AllianzGI Retirement Income Fund (continued)

the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 07/01/2009–09/30/2009	8.53%
Lowest 07/01/2011–09/30/2011	-5.55%

Average Annual Total Returns (for periods ended 12/31/14)

	1 Year	5 Years	Fund Inception (12/29/08)
Class A — Before Taxes	-3.56%	4.26%	6.96%
Class A — After Taxes on Distributions	-5.66%	2.75%	5.33%
Class A — After Taxes on Distributions and Sale of Fund Shares	-1.69%	2.76%	4.86%
Class C — Before Taxes	0.36%	4.66%	7.17%
Class R — Before Taxes	1.75%	5.12%	7.66%
Class R6 — Before Taxes	2.49%	5.84%	8.37%
Class P — Before Taxes	2.39%	5.74%	8.26%
Administrative — Before Taxes	2.14%	5.51%	8.04%
Class D — Before Taxes	2.00%	5.39%	7.92%
Morningstar Lifetime Conservative Income Index* (reflects no deduction for fees, expenses or taxes)	3.33%	5.29%	6.50%
Real Return Target Today Index* (reflects no deduction for fees, expenses or taxes)	3.87%	5.47%	7.29%
Lipper Mixed-Asset Target Today Funds Average	3.94%	5.79%	7.64%

*	The Morningstar Lifetime Conservative Income Index replaced the Real Return Target Today Index as the Fund’s primary benchmark as of April 1, 2015 because Allianz Global Fund Management and Allianz Global Investors U.S. LLC believe the Morningstar Lifetime Conservative Income Index is more representative of the Fund’s investment strategies. Previously, as of July 1, 2014, the Real Return Target Today Index replaced the Dow Jones Real Return Today Index as the Fund’s primary benchmark. The Real Return Target Today Index is based on the methodology designed and produced by S&P Dow Jones Indices for the Dow Jones Real Return Today Index, which was terminated on June 30, 2014, and the performance figures for the two indices are identical for all periods shown in the table above.

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser  Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2008.

James Macey, CFA, CAIA, portfolio manager and director, has managed the Fund since 2011.

Claudio Marsala, portfolio manager and director, has managed the Fund since 2015.

Rahul Malhotra, portfolio manager and vice president, has managed the Fund since 2013.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC,

162	Allianz Multi-Strategy Funds

AllianzGI Retirement Income Fund (continued)

P.O. Box 8050, Boston, MA 02266-8050) for Class A, Class C and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Class R6, Class P, Administrative Class and Class D shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C and Class R shares and 1-800-498-5413 for Class R6, Class P, Administrative Class and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums. For Class R6 shares, there is no minimum initial investment for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	163

AllianzGI Short Duration High Income Fund

Investment Objective	The Fund seeks a high level of current income with lower volatility than the broader high yield market.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 293 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	2.25%	0.50%
Class C	None	1%
Institutional	None	None
Class P	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.48%	0.25%	0.15%	0.88%	None	0.88%
Class C	0.48	0.50	0.15	1.13	None	1.13
Institutional	0.48	None	0.12	0.60	None	0.60
Class P	0.48	None	0.20	0.68	None	0.68
Class D	0.48	0.25	0.24	0.97	(0.12)%	0.85
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2016, to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.85% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$313	$499	$702	$1,285	$313	$499	$702	$1,285
Class C	215	359	622	1,375	115	359	622	1,375
Institutional	61	192	335	750	61	192	335	750
Class P	69	218	379	847	69	218	379	847
Class D	87	297	525	1,179	87	297	525	1,179

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2014 was 94% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in debt securities (“junk bonds”) issued by public and private companies, which are rated below investment grade (rated Ba or below by Moody’s or BB or below by S&P or Fitch, or if unrated, determined by the Sub-Adviser to be of comparable quality), while maintaining an average

164	Allianz Multi-Strategy Funds

AllianzGI Short Duration High Income Fund (continued)

duration of less than three years, and in derivatives and other synthetic instruments that have economic characteristics similar to such debt securities. Derivatives transactions may have the effect of either magnifying or limiting the Fund’s gains and losses. To illustrate the effects of changes in interest rates on a portfolio with a similar average duration, generally, a portfolio with an average duration of three years would be expected to fall approximately 3% if interest rates rose by one percentage point.

The Fund may invest up to 20% of its assets in bank loans. The Fund may invest up to 20% of its assets in non-U.S. securities, which will typically be U.S. dollar-denominated but may also include securities denominated in non-U.S. currencies. The Fund invests in high yield securities (“junk bonds”) and bank loans, collecting coupons, and protecting from adverse market conditions, with incremental benefit from capital preservation. The Fund will invest less than 10% of its net assets in securities rated CCC or below by Standard and Poor’s.

The portfolio managers apply a disciplined investment approach, making use of fundamental research, to construct a portfolio for investment. The team’s fundamental research process includes: breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; evaluation of the experience and quality of a company’s management team; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and analysis of the macroeconomic climate. In selecting specific debt instruments for investment, the portfolio managers may look to such factors as the issuer’s creditworthiness, the investment’s yield in relation to its credit quality and the investment’s relative value in relation to the high yield market. The portfolio managers seek to construct a portfolio with lower volatility than the broader high yield market in part through the Fund’s approach to duration and credit quality. The portfolio managers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

Fixed Income Risk: Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

High Yield Risk: High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Interest Rate Risk: Fixed income securities may decline in value because of increases in interest rates.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Confidential Information Access Risk: The Fund’s Sub-Adviser normally will seek to avoid the receipt of material, non-public information (“Confidential Information”) about the issuers of Senior Loans, other bank loans and related investments being considered for acquisition or held in the Fund’s portfolio, and thus the Fund may be disadvantaged in comparison to other investors who have received Confidential Information from issuers.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Prospectus	165

AllianzGI Short Duration High Income Fund (continued)

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Institutional Class, Class P and Class D performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 01/01/2012–03/31/2012	2.53%
Lowest 07/01/2014–09/30/2014	-1.01%

Average Annual Total Returns (for periods ended 12/31/14)

	1 Year	Fund Inception (10/3/11)
Class A — Before Taxes	-0.46%	4.82%
Class A — After Taxes on Distributions	-2.57%	2.90%
Class A — After Taxes on Distributions and Sale of Fund Shares	-0.26%	2.89%
Class C — Before Taxes	0.64%	5.17%
Institutional Class — Before Taxes	2.04%	5.83%
Class P — Before Taxes	1.97%	5.72%
Class D — Before Taxes	1.84%	5.57%
BofA Merrill Lynch 1-3 Year BB U.S. Cash Pay High Yield Index (reflects no deduction for fees, expenses or taxes)	1.92%	6.70%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser  Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Douglas G. Forsyth, CFA, portfolio manager, managing director and CIO Fixed Income US, has managed the Fund since 2013.

James Dudnick, CFA, portfolio manager and director, has managed the Fund since 2014.

Steven Gish, CFA, portfolio manager and director, has managed the Fund since 2014.

166	Allianz Multi-Strategy Funds

AllianzGI Short Duration High Income Fund (continued)

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A and Class C shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P and Class D shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class C shares and 1-800-498-5413 for Institutional Class, Class P and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	167

AllianzGI Structured Return Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 293 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Institutional	None	None
Class P	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees(2)	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses(3)	Total Annual Fund Operating Expenses(4)	Expense Reductions(5)	Total Annual Fund Operating Expenses After Expense Reductions(5)
Class A	0.60%	0.25%	3.37%	0.09%	4.31%	(3.07)%	1.24%
Class C	0.60	1.00	3.14	0.09	4.83	(2.84)	1.99
Institutional	0.60	None	3.05	0.09	3.74	(2.75)	0.99
Class P	0.60	None	3.13	0.09	3.82	(2.73)	1.09
Class D	0.60	0.25	4.20	0.09	5.14	(3.90)	1.24
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)	Management fees have been restated to reflect current fee rates, which were reduced to 0.60% effective July 1, 2014.
(3)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Other Acquired Funds and upon the total annual operating expenses of Other Acquired Funds for the current fiscal year. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

(4)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(5)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) to waive, through March 31, 2016, its management fee and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses, excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses, and certain credits and other expenses, exceed 1.15% for Class A shares, 1.90% for Class C shares, 0.90% for Institutional Class shares, 1.00% for Class P shares and 1.15% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$669	$1,520	$2,383	$4,593	$669	$1,520	$2,383	$4,593
Class C	302	1,199	2,199	4,714	202	1,199	2,199	4,714
Institutional	101	889	1,697	3,807	101	889	1,697	3,807
Class P	111	914	1,737	3,879	111	914	1,737	3,879
Class D	126	1,191	2,254	4,896	126	1,191	2,254	4,896

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2014 was 229% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs

168	Allianz Multi-Strategy Funds

AllianzGI Structured Return Fund (continued)

and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	In pursuing its investment objective of long-term capital appreciation, the Fund combines long equity exposure with an in-the-money short call overlay strategy.

To achieve its long equity exposure, the Fund expects to invest typically in one or more exchange traded funds (ETFs), such as the SPDR® S&P 500® ETF, that are intended to achieve exposure to and approximate the relative weighting of stocks in the S&P 500 Index, which may include real estate investment trusts (REITs). The Fund may also invest substantially in all of the companies included in the S&P 500 Index, seeking to replicate approximately the relative weighting of the stocks in the S&P 500 Index. To the extent the portfolio managers identify efficiencies in achieving exposure to the desired investments through other instruments, the Fund may also invest in stock index futures, other ETFs and other derivative instruments.

Under normal market and other conditions, in addition to the stock portfolio described above, the Fund will employ a strategy of writing (selling) exchange-traded call options or FLEX call options (i.e. listed options that are traded on an exchange, but with customized strike prices and expiration dates) on the S&P 500 Index that are at a strike price below the current market price, typically with an aggregate notional value roughly equal to the full value of the Fund’s stock portfolio. Additionally, under certain circumstances, the portfolio managers may utilize long calls or puts and short or long put or call spreads of exchange-traded or FLEX options on equity and volatility indices, such as the CBOE Volatility Index (VIX), to enhance the portfolio’s return. Option spreads are generally the purchase and sale of options on the same underlying security, index or instrument but may have different strike prices or expiration dates. It is the Fund’s intention to normally hold spread positions with different capped returns and maturities to expiration. All options are expected to be held to expiration unless market conditions or redemptions make earlier closeout appropriate or necessary. The Fund may invest in exchange-traded notes (ETNs), including ETNs that provide exposure to market volatility.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first two risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Underlying Fund and Other Acquired Fund Risks:  The Fund will be affected by factors, risks and performance specific to Other Acquired Funds.

Prospectus	169

AllianzGI Structured Return Fund (continued)

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class D performance would be similar to Class A performance because of the similar expenses paid by Class A shares. Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Institutional Class and Class P performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Prior to July 1, 2014, the Fund was managed pursuant to a different investment strategy and would not necessarily have achieved the performance results shown below under its current investment strategy. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Return — Class A

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 01/01/2013–03/31/2013	2.01%
Lowest 01/01/2014–03/31/2014	0.20%

Average Annual Total Returns (for periods ended 12/31/14)

	1 Year	Fund Inception (12/3/12)
Class A — Before Taxes	-1.61%	1.96%
Class A — After Taxes on Distributions	-2.87%	0.67%
Class A — After Taxes on Distributions and Sale of Fund Shares	-0.31%	1.21%
Class C — Before Taxes	2.37%	3.97%
Institutional Class — Before Taxes	4.40%	5.05%
Class P — Before Taxes	4.31%	4.94%
Class D — Before Taxes	4.12%	4.85%
BofA Merrill Lynch 3-Month US T-Bill Index (reflects no deduction for fees, expenses or taxes)	0.03%	0.06%
Lipper Absolute Return Funds Average	1.61%	3.05%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax- deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser  Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

170	Allianz Multi-Strategy Funds

AllianzGI Structured Return Fund (continued)

Portfolio Managers

Greg P. Tournant, lead portfolio manager, managing director and CIO US Structured Products has managed the Fund since 2012.

Stephen G. Bond-Nelson, portfolio manager and director, has managed the Fund since 2012.

Trevor Taylor, portfolio manager and director, has managed the Fund since 2012.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A and Class C shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P and Class D shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class C shares and 1-800-498-5413 for Institutional Class, Class P and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	171

AllianzGI Ultra Micro Cap Fund

Investment Objective	The Fund seeks maximum long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 293 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Institutional	None	None
Class P	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
Class A	1.50%	0.25%	0.34%	0.01%	2.10%
Institutional	1.50	None	0.38	0.01	1.89
Class P	1.50	None	0.33	0.01	1.84
(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
(2)

Other Expenses for Institutional Class shares have been restated to include an estimated 0.12% in expected payments to Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”), for the fiscal year ending November 30, 2015, as recoupment for fees and/or expenses that the Manager waived or reimbursed in a prior fiscal year pursuant to a contractual expense limitation arrangement with the Fund. There is no recoupment to be paid by Class A or Class P shares.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$751	$1,172	$1,617	$2,847	$751	$1,172	$1,617	$2,847
Institutional	192	569	970	2,094	192	569	970	2,094
Class P	187	579	995	2,159	187	579	995	2,159

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2014 was 66% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of ultra micro-cap companies. The Fund currently defines ultra micro-cap companies as those with market capitalizations less than two times the weighted average of the Russell Microcap Growth Index, i.e., capitalizations less than $1.44 billion as of February 28, 2015. Under normal market conditions, the Fund expects to maintain a weighted average market capitalization below that of the Russell Microcap Growth Index ($720 million as of February 28, 2015). The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance and related multiple expansion. Company-specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will be a longer-term sustainable trend. Lastly,

172	Allianz Multi-Strategy Funds

AllianzGI Ultra Micro Cap Fund (continued)

the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. In addition to common stocks and other equity securities (such as preferred stocks and convertible securities), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class A performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. Class P performance would be higher than Institutional Class performance because of the higher expenses paid by Institutional Class shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges (loads). For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund,

Prospectus	173

AllianzGI Ultra Micro Cap Fund (continued)

as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 04/01/2009–06/30/2009	34.08%
Lowest 07/01/2011–09/30/2011	-28.80%

Average Annual Total Returns (for periods ended 12/31/14)

	1 Year	5 Years	Fund Inception (1/28/08)
Institutional Class — Before Taxes	-3.53%	21.77%	15.05%
Institutional Class — After Taxes on Distributions	-3.79%	21.43%	14.81%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	-1.80%	17.88%	12.40%
Class A — Before Taxes	-8.97%	20.04%	13.75%
Class P — Before Taxes	-3.46%	21.68%	14.95%
Russell Microcap Growth Index (reflects no deduction for fees, expenses or taxes)	4.30%	16.84%	9.61%
Lipper Small-Cap Growth Funds Average	2.23%	15.75%	9.24%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser  Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

K. Matthew Axline, CFA, portfolio manager and director, has managed the Fund since 2010.

John C. McCraw, portfolio manager and managing director, has managed the Fund since 1995.

Robert S. Marren, portfolio manager and managing director, has managed the Fund since 1995.

Stephen Lyford, portfolio manager and director, has managed the Fund since 2013.

Blake Burdine, portfolio manager and director, has managed the Fund since 2015.

Purchase and Sale of Fund Shares

As described under “How to Buy and Sell Shares” in the Fund’s prospectus, as of January 16, 2014, the Fund is no longer available for purchase by new investors, with certain exceptions. Subject to those restrictions you may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA, 02266-8050) for Class A shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class and Class P shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on

174	Allianz Multi-Strategy Funds

AllianzGI Ultra Micro Cap Fund (continued)

the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A shares and 1-800-498-5413 for Institutional Class and Class P shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	175

AllianzGI U.S. Equity Hedged Fund

Investment Objective	The Fund seeks capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 293 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Institutional	None	None
Class P	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses(2)	Total Annual Fund Operating Expenses(3)	Expense Reductions(4)	Total Annual Fund Operating Expenses After Expense Reductions(4)
Class A	0.70%	0.25%	2.75%	0.09%	3.79%	(2.45)%	1.34%
Class C	0.70	1.00	2.78	0.09	4.57	(2.48)	2.09
Institutional	0.70	None	2.34	0.09	3.13	(2.04)	1.09
Class P	0.70	None	2.68	0.09	3.47	(2.28)	1.19
Class D	0.70	0.25	7.48	0.09	8.52	(7.18)	1.34
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Other Acquired Funds and upon the total annual operating expenses of Other Acquired Funds for the current fiscal year. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

(3)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) to waive, through March 30, 2016, its management fee and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses, excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses, and certain credits and other expenses, exceed 1.25% for Class A shares, 2.00% for Class C shares, 1.00% for Institutional Class shares, 1.10% for Class P shares and 1.25% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$679	$1,430	$2,200	$4,208	$679	$1,430	$2,200	$4,208
Class C	312	1,157	2,109	4,528	212	1,157	2,109	4,528
Institutional	111	774	1,462	3,297	111	774	1,462	3,297
Class P	121	853	1,607	3,595	121	853	1,607	3,595
Class D	136	1,841	3,428	6,931	136	1,841	3,428	6,931

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2014 was 5% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

176	Allianz Multi-Strategy Funds

AllianzGI U.S. Equity Hedged Fund (continued)

Principal Investment Strategies	The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of U.S. companies. The Fund may gain exposure to such stocks directly or indirectly. The Fund currently defines “U.S. companies” as those companies whose securities are traded in U.S. markets and that (i) are organized or headquartered in the United States or (ii) are designated as U.S. companies by commonly recognized market data services. To achieve its long equity exposure, the Fund expects to invest typically in one or more exchange traded funds (ETFs), such as the SPDR® S&P 500® ETF, that are intended to achieve exposure to and approximate the relative weighting of stocks in the S&P 500 Index, which may include real estate investment trusts (REITs). The Fund may also invest in substantially all of the companies included in the S&P 500 Index, seeking to replicate approximately the relative weighting of the stocks in the S&P 500 Index. To the extent the portfolio managers identify efficiencies in achieving exposure to the desired investments through other instruments, the Fund may also invest in stock index futures, other ETFs and other derivative instruments.

Under normal market and other conditions, in addition to the stock portfolio described above, the Fund seeks to employ a strategy of investing in exchange-traded options or FLEX options (i.e. listed options that are traded on an exchange, but with customized strike prices and expiration dates) that, when paired with the equity portfolio, promote the protection of capital during unfavorable market conditions (the “Index Option Strategy”). Under normal market conditions, the option positions will consist of long puts expiring in roughly equal proportions over longer periods (e.g., the next 12 months), and short call positions expiring over a shorter period (e.g. less than 45 days) with notional value roughly equal to the full value of the Fund’s stock portfolio. The long puts are designed to significantly protect the downside of the Fund’s stock portfolio, which means that the notional value may be roughly equal to or may significantly exceed the full value of the Fund’s stock portfolio. Additionally, under certain circumstances, the portfolio managers may construct paired option positions, or so-called “option spreads,” such as by pairing a long put position with a short put position. The Fund may enter into put spreads to seek to capture value from slight market decreases. All options are expected to be held to expiration (unless redemptions require earlier close-out), and strike prices are systematically selected.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Underlying Fund and Other Acquired Fund Risks:  The Fund will be affected by factors, risks and performance specific to Other Acquired Funds.

Prospectus	177

AllianzGI U.S. Equity Hedged Fund (continued)

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class D performance would be similar to Class A performance because of the similar expenses paid by Class A shares. Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Institutional Class and Class P performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 10/01/2013–12/31/2013	6.99%
Lowest 07/01/2014–09/30/2014	-0.89%

Average Annual Total Returns (for periods ended 12/31/14)

	1 Year	Fund Inception (12/3/12)
Class A — Before Taxes	1.34%	8.76%
Class A — After Taxes on Distributions	-2.12%	6.46%
Class A — After Taxes on Distributions and Sale of Fund Shares	0.71%	5.66%
Class C — Before Taxes	5.49%	10.98%
Institutional Class — Before Taxes	7.49%	12.07%
Class P — Before Taxes	7.44%	11.97%
Class D — Before Taxes	7.21%	11.78%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	13.69%	22.59%
Lipper Alternative Long/Short Equity Funds Average	3.30%	8.95%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax- deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser  Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Greg P. Tournant, lead portfolio manager, managing director and CIO US Structured Products, has managed the Fund since 2012.

Stephen G. Bond-Nelson, portfolio manager and director, has managed the Fund since 2012.

Trevor Taylor, portfolio manager and director, has managed the Fund since 2012.

178	Allianz Multi-Strategy Funds

AllianzGI U.S. Equity Hedged Fund (continued)

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A and Class C shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P and Class D shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class C shares and 1-800-498-5413 for Institutional Class, Class P and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	179

AllianzGI U.S. Small-Cap Growth Fund

Investment Objective	The Fund seeks maximum long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 293 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Class R	None	None
Institutional	None	None
Class P	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.90%	0.25%	0.74%	1.89%	(0.49)%	1.40%
Class C	0.90	1.00	0.79	2.69	(0.49)	2.20
Class R	0.90	0.50	0.80	2.20	(0.55)	1.65
Institutional	0.90	None	0.76	1.66	(0.50)	1.16
Class P	0.90	None	0.86	1.76	(0.51)	1.25
Class D	0.90	0.25	0.77	1.92	(0.50)	1.42
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) to waive its management fee and/or reimburse the Fund through March 31, 2016 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.40% for Class A shares, 2.20% for Class C shares, 1.65% for Class R shares, 1.16% for Institutional Class shares, 1.25% for Class P shares and 1.42% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$685	$1,066	$1,472	$2,602	$685	$1,066	$1,472	$2,602
Class C	323	789	1,381	2,986	223	789	1,381	2,986
Class R	168	635	1,129	2,491	168	635	1,129	2,491
Institutional	118	475	855	1,924	118	475	855	1,924
Class P	127	504	906	2,031	127	504	906	2,031
Class D	145	555	990	2,203	145	555	990	2,203

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2014 was 69% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

180	Allianz Multi-Strategy Funds

AllianzGI U.S. Small-Cap Growth Fund (continued)

Principal Investment Strategies	The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of U.S. companies with smaller market capitalizations. The Fund currently defines “U.S. companies” as those companies whose securities are traded in U.S. markets and that (i) are organized or headquartered in the United States or (ii) are designated as U.S. companies by commonly recognized market data services. The Fund currently considers smaller market capitalization companies to be companies with market capitalizations that are below the highest market capitalization of companies represented in the Russell 2000 Growth Index (approximately $9.94 billion as of February 28, 2015). The Fund may continue to hold securities of a portfolio company that subsequently appreciates above the smaller market capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in smaller market capitalization stocks at any given time. The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance and related multiple expansion. Company-specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will be a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. In addition to common stocks and other equity securities (such as preferred stocks and convertible securities), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Prospectus	181

AllianzGI U.S. Small-Cap Growth Fund (continued)

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class A, Class C, Class R, Class P and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges (loads). For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 04/01/2009–06/30/2009	28.68%
Lowest 10/01/2008–12/31/2008	-28.63%

Average Annual Total Returns (for periods ended 12/31/14)

	1 Year	5 Years	10 Years	Fund Inception (10/1/93)
Institutional Class — Before Taxes	0.69%	14.89%	9.33%	8.20%
Institutional Class — After Taxes on Distributions	-2.38%	13.45%	8.43%	6.42%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	2.40%	11.90%	7.64%	6.17%
Class A — Before Taxes	-5.11%	13.21%	8.34%	7.53%
Class C — Before Taxes	-1.25%	13.67%	8.15%	7.02%
Class R — Before Taxes	0.13%	14.26%	8.70%	7.56%
Class P — Before Taxes	0.58%	14.79%	9.23%	8.09%
Class D — Before Taxes	0.41%	14.52%	8.96%	7.83%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	5.60%	16.80%	8.54%	7.35%
Lipper Small-Cap Growth Funds Average	2.23%	15.75%	7.91%	9.28%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return

182	Allianz Multi-Strategy Funds

AllianzGI U.S. Small-Cap Growth Fund (continued)

after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser  Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

K. Matthew Axline, CFA, portfolio manager and director, has managed the Fund since 2010.

Robert S. Marren, portfolio manager and managing director, has managed the Fund since 2007.

John C. McCraw, portfolio manager and managing director, has managed the Fund since 1993.

Stephen Lyford, portfolio manager and director, has managed the Fund since 2013.

Blake Burdine, portfolio manager and director, has managed the Fund since 2015.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A, Class C or Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P or Class D shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C and Class R shares and 1-800-498-5413 for Institutional Class, Class P and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	183

Principal Investments and Strategies of Each Fund

This section, together with the next section entitled “Summary of Principal Risks,” provides more detailed information regarding each Fund’s investment objective, principal investments and strategies and principal risks.

Descriptions of different Funds should be read independently of one another. How or whether a particular Fund utilizes an investment strategy, technique or instrument should not be inferred from how or whether other Funds are described as utilizing the same investment strategy, technique or instrument in their descriptions. Some Funds are subject to capitalization criteria and percentage investment limitations, as noted in their Fund Summaries above and in the descriptions below. See “Characteristics and Risks of Securities and Investment Techniques—Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure” for more information about these limitations.

It is possible to lose money on an investment in the Funds.  The fact that a Fund may have had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate.

184	Allianz Multi-Strategy Funds

AllianzGI Behavioral Advantage Large Cap Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Blend stocks	Fund Focus Large capitalization U.S. common stocks	Approximate Primary Capitalization Range Large-Capitalization (in the top 1,000 U.S. stocks based on market capitalization) Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large capitalization companies based in the U.S. For purposes of this policy, the Fund currently considers a company to be a large capitalization U.S.-based company if it is in the top 1,000 largest U.S.-based companies ranked by market capitalization (i.e., market capitalization of between $748.25 billion and $2.57 billion as of February 28, 2015). As of February 28, 2015, the top 1,000 largest U.S.-based companies had a weighted average market capitalization of $117.02 billion and a median market capitalization of $7.40 billion. As the portfolio managers’ initial investment universe generally consists of stocks of the top 1,500 companies ranked by market capitalization based in the U.S., a portion (though typically less than 20%) of the Fund’s assets will be invested in companies ranked between the 1,001st and the 1,500th largest by market capitalization (i.e., between $2.56 billion and $1.15 billion as of February 28, 2015). The Fund considers a company to be based in the U.S. if it is publicly traded in the U.S. and it satisfies one or more of the following additional criteria: it is incorporated in the U.S., it is headquartered in the U.S., its reported assets are primarily located in the U.S., or it derives the majority of its revenue from the U.S.

The Fund seeks to achieve its investment objective by building a diversified portfolio of large capitalization U.S. stocks in a disciplined process that applies Fuller & Thaler’s proprietary research on the behavioral biases of other investors. The portfolio managers begin with a universe of the largest 1,500 U.S. stocks and ultimately select approximately 300-500 stocks through a two-step process.

First, the Fund starts with Fuller & Thaler’s proprietary alternative U.S. equity index which represents the U.S. large capitalization universe but does not weight stocks by market capitalization. Fuller & Thaler believes that market capitalizations are a combination of size and investor errors; so traditional market cap-weighted indices by definition buy more of large capitalization stocks and more of over-priced stocks. Fuller & Thaler’s proprietary alternative U.S. equity index is based on accounting measures of size and past investor over-reaction. The starting index is expected to have the broad diversification of the S&P 500 Index with respect to position count, and similar sector and style exposures to the Index.

Second, the portfolio managers apply a behavioral overlay that capitalizes on the biases of other investors. This is based on Fuller & Thaler’s more than 20 years of proprietary research applying behavioral finance insights to the stock market. Fuller & Thaler’s research finds that stocks are good investments when other investors under-react to good news or over-react to bad news. The Fund buys more of stocks where the portfolio managers believe investors are likely under-reacting to dull, unexpected good news and more of stocks where the portfolio managers believe investors are likely over-reacting to bad news and biased against the stock.

Before trading, the portfolio managers review the portfolio’s characteristics relative to its benchmark, the S&P 500 Index, and may adjust allocations as the portfolio managers deem necessary or appropriate.

The portfolio managers expect to rebalance the Fund’s portfolio periodically, typically on at least a quarterly basis. The Fund may sell individual holdings, outside of periodic rebalancing of the portfolio, if cash is required to meet shareholder redemptions or if significant news is announced that causes the portfolio managers to change materially their view of the relative attractiveness of a holding. The portfolio managers may buy additional shares of existing positions or may add a new position in response to increases in the percentage cash position of the portfolio. The Fund may also invest a portion of its assets in real estate investment trusts (REITs).

The Fund may utilize stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest in derivative instruments as of the most recent fiscal year end, it may do so at any time. The Fund may also invest in exchange traded funds (ETFs). In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Reorganization.  The Board of Trustees approved an Agreement and Plan of Reorganization pursuant to which the Fund (for purposes of this section, the “Existing Fund”) would be reorganized with and into Fuller & Thaler Behavioral Core Equity Fund (the “New Fund” and together with the Existing Fund, the “Funds”), a corresponding, newly-created series of Capitol Series Trust (the “Reorganization”). The Reorganization is subject to the satisfaction of a number of conditions, including approval by the shareholders of the Existing Fund at a special meeting of the shareholders

Prospectus	185

AllianzGI Behavioral Advantage Large Cap Fund (continued)

expected to be held in the third quarter of 2015 (the “Closing Conditions”). If the Closing Conditions are satisfied, the Reorganization is expected to occur in the third quarter of 2015, although the Reorganization may be delayed.

Following the Reorganization (assuming the satisfaction of the Closing Conditions), Fuller & Thaler, the current sub-adviser of the Existing Fund, will serve as investment adviser to the New Fund. Huntington Asset Services, Inc. will serve as the administrator and transfer agent to the New Fund. In the Reorganization (assuming the satisfaction of the Closing Conditions), the New Fund will receive all of the assets and assume all of the liabilities of the Existing Fund, and the Existing Fund’s shareholders will receive shares of the New Fund in exchange for their shares of the Existing Fund. Shareholders of Class A, Class C and Class D shares of the Existing Fund will receive Class A shares of the New Fund, while shareholders of Class P and Institutional Class shares of the Existing Fund will receive Select shares and Institutional shares, respectively, of the New Fund.

The New Fund will have an identical investment objective and its investment strategies, policies and restrictions will be substantially similar, though not identical, to those of the Existing Fund. Whereas the Existing Fund seeks to achieve its objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large capitalization companies based in the U.S., the New Fund will seek to achieve its objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of companies based in the U.S. (without the large capitalization criterion). The New Fund will also be able to invest in fewer securities than the Existing Fund. The New Fund’s portfolio will be managed by the same Fuller & Thaler personnel involved in the day-to-day management of the Existing Fund.

The Reorganization is (assuming the satisfaction of the Closing Conditions) expected to result in slightly higher expenses for shareholders. The New Fund is expected to pay a management fee to Fuller & Thaler of 0.60% of the Fund’s net assets, which is a higher rate than the 0.40% the Existing Fund pays to its current adviser, Allianz Global Investors Fund Management LLC (“AGIFM”). Correspondingly, the pro forma gross expense ratio for the New Fund will also be higher. However, Fuller & Thaler has proposed to cap expenses of the New Fund to 0.90%, 0.65% and 0.75% of the New Fund’s total annual fund operating expenses for each of the Class A shares, Institutional shares and Select shares, respectively, through December 31, 2016, and 1.05%, 0.80% and 0.90% for each of Class A shares, Institutional shares and Select shares, respectively, from January 1, 2017 through December 31, 2017. Currently, the Existing Fund shareholders, except for Class C shareholders, are incurring expenses at slightly lower rates. The Existing Fund is subject to expense limitations of 0.81% for Class A shares, 1.57% for Class C shares, 0.55% for Institutional Class shares, 0.65% for Class P shares and 0.81% for Class D shares. The Existing Fund’s net expense ratios were equal to these capped rates for the most recently completed fiscal year.

The Reorganization is intended to be a tax-free transaction and it is anticipated that no gain or loss will be recognized by shareholders as a result of the Reorganization for U.S. federal income tax purposes. Additionally, Existing Fund shareholders will not incur any sales loads or similar transaction charges as a result of the Reorganization.

It is expected that Fuller & Thaler, and not AGIFM, the Existing Fund or its shareholders, will bear the proxy and solicitation costs and other expenses of the Reorganization, except that: (i) the Funds will bear the costs, if any, of restructuring the Existing Fund’s portfolio, such as brokerage commissions and other transaction costs; (ii) the Funds will bear any expenses associated with the registration of the New Fund shares that will be issued in connection with the Reorganization; and (iii) the Existing Fund will bear any legal costs from Ropes & Gray LLP, legal counsel to the Trust, in connection with the Reorganization. The expense limitations set forth above under would apply to the expenses referred to in clauses (ii) and (iii) of the preceding sentence.

No action by shareholders of the Existing Fund is necessary at this time. Additional information, including a description of the Reorganization and detailed information about fees, expenses, risk factors and conditions to closing, will be provided to shareholders of the Existing Fund in a prospectus/proxy statement that is expected to be mailed in May 2015. The prospectus/proxy statement will provide information regarding the date, time and location of the special shareholders meeting at which the Reorganization will be considered.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Credit and Counterparty Risk	• Derivatives Risk • Focused Investment Risk • Leveraging Risk • Liquidity Risk	• Management Risk • REIT and Real Estate-Related Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

186	Allianz Multi-Strategy Funds

AllianzGI Best Styles Emerging Markets Equity Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Blend Stocks	Fund Focus Emerging markets equity securities	Approximate Primary Capitalization Range All capitalizations Dividend Frequency Annually

The Fund seeks to achieve its investment objective by creating a diversified portfolio of emerging market equity securities. The Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments, and the Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in securities of companies that are tied economically to emerging markets countries. Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. The Fund currently defines emerging markets countries as countries with securities markets that are, in the opinion of the portfolio manager, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. The Fund’s portfolio manager considers a security to be tied economically to a country with an emerging securities market if it is classified as an emerging market security by MSCI Inc. (“MSCI”), incorporated in an Emerging Market Country (as defined below), traded on an exchange in an Emerging Market Country or if it has exposure to an Emerging Market Country. The Fund will normally invest primarily in companies located in the countries represented in the Fund’s benchmark, the MSCI Emerging Markets Index (“Emerging Market Countries”). The portfolio manager intends to diversify the Fund’s investments across geographic regions and economic sectors. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies.

The Fund’s investment strategy centers on the portfolio manager’s belief that individual investment styles (as described below) carry long-term “risk premiums” that are largely independent of the current economic or market environment and that can be captured using a disciplined investment approach.

The investment process begins with a broad investment universe containing at least 1,000 equity securities. Next, individual securities are evaluated based on quantitative “investment style” research and may also be evaluated by the Sub-Adviser’s fundamental research team. Investment style research categorizes companies through a proprietary quantitative model that scores each company along several investment style categories, described below (Value, Earnings Change, Price Momentum, Growth, and Quality). Fundamental research evaluates each company identified as an investment candidate through the quantitative “investment style” research process using a wide range of company-specific information gathered by in-house analysts and external sources. In selecting individual stocks with attractive fundamental characteristics, the portfolio manager seeks to diversify the mix of investment styles represented across the whole portfolio (i.e., by making sure high-scoring issuers from all of the investment styles are among the final holdings). The portfolio manager attempts to control for risk factors (such as over- and under-weights relative to the MSCI Emerging Markets Index and the portfolio’s sensitivity to broader market movements (or “beta”)). The portfolio is managed with reference to the MSCI Emerging Markets Index and the portfolio manager intends, under normal circumstances, to have at least 150 equity securities in the Fund’s portfolio. The Fund may and intends to hold stocks that are not included in the MSCI Emerging Markets Index. The Fund, at inception and as long as it remains small, may gain exposure to some desired asset classes and securities through futures and other derivatives. As the Fund grows in size, it will seek to achieve economies of scale by investing directly in individual securities and other instruments.

The following investment styles are considered in managing the Fund’s portfolio:

•

The Value investment style selects equity securities that the portfolio manager believes have attractive valuations based on metrics including dividend yield and price-to-earnings, price-to-cash flow and price-to-book ratios, as compared to other equity securities in the investable universe.

•

The Earnings Change investment style is designed to capture shorter-term, trend-following investment opportunities and generally selects equity securities with positive earnings revisions, announcements or surprises.

•	The Price Momentum investment style is also trend-following and generally selects equity securities with positive price momentum and relative strength within the investable universe.

•	The Growth investment style generally selects equity securities with expected and historical earnings growth and dividend growth.

Prospectus	187

AllianzGI Best Styles Emerging Markets Equity Fund (continued)

•

The Quality investment style generally emphasizes equity securities with strong profitability and historical earnings stability, and considers additional factors, such as whether a company has improving margins, positive net income, positive operating capital, decreasing long-term debt and high-quality earnings, among others.

The Fund’s research suggests that, while each of the investment styles described above can be individually successful over the long-term and during certain periods, each investment style may also experience “down-swings” (i.e., during certain market, economic, or other conditions an individual investment style may underperform compared to the relevant broad equity market). Building a portfolio with a diversified mix of investment styles is the Fund’s attempt to mitigate what the portfolio manager believes to be the cyclical nature of the individual investment styles. The Fund’s diversified mix of investment styles is expected to remain fairly stable over time.

The portfolio manager expects to rebalance the Fund’s portfolio periodically. The portfolio manager also regularly monitors the risk and return profiles of the portfolio and each investment style, and considers whether to sell a particular security when any factors materially change, or when a more attractive investment candidate is available.

The Fund may participate in initial public offerings (IPOs). The Fund may also invest a portion of its assets in real estate investment trusts (REITs). The Fund may also utilize foreign currency exchange contracts, stock index futures contracts, warrants and other derivative instruments.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk • Smaller Company Risk	• Credit and Counterparty Risk • Currency Risk • Derivatives Risk • Focused Investment Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • REIT and Real Estate-Related Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

188	Allianz Multi-Strategy Funds

AllianzGI Best Styles Global Equity Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Blend Stocks	Fund Focus Global Equity Securities	Approximate Primary Capitalization Range All capitalizations Dividend Frequency Annually

The Fund seeks to achieve its investment objective by creating a diversified portfolio of global equities. The Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. The Fund normally invests at least 40% of its assets in non-U.S. securities, including emerging market securities. The portfolio managers intend to diversify the Fund’s investments across geographic regions and economic sectors. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies.

The Fund’s investment strategy centers on the portfolio managers’ belief that individual investment styles (as described below) carry long-term “risk premiums” that are largely independent of the current economic or market environment and that can be captured using a disciplined investment approach.

The investment process begins with a broad investment universe containing at least 4,000 equity securities. Next, individual securities are evaluated based on quantitative “investment style” research and may also be evaluated by the Sub-Adviser’s fundamental research team. Investment style research categorizes companies through a proprietary quantitative model that scores each company along several investment style categories, described below (Value, Earnings Change, Price Momentum, Growth, and Quality). Fundamental research evaluates each company identified as an investment candidate through the quantitative “investment style” research process using a wide range of company-specific information gathered by in-house analysts and external sources. In selecting individual stocks with attractive fundamental characteristics, the portfolio managers seek to diversify the mix of investment styles represented across the whole portfolio (i.e., by making sure high-scoring issuers from all of the investment styles are among the final holdings). The portfolio managers attempt to control for risk factors (such as over- and under-weights relative to the MSCI All Country World Index and the portfolio’s sensitivity to broader market movements (or “beta”)). The portfolio is managed with reference to the MSCI All Country World Index and the portfolio managers intend, under normal circumstances, to have at least 300 equity securities in the Fund’s portfolio. The Fund may and intends to hold stocks that are not included in the MSCI All Country World Index.

The following investment styles are considered in managing the Fund’s portfolio:

•

The Value investment style selects equity securities that the portfolio managers believe have attractive valuations based on metrics including dividend yield and price-to-earnings, price-to-cash flow and price-to-book ratios, as compared to other equity securities in the investable universe.

•

The Earnings Change investment style is designed to capture shorter-term, trend-following investment opportunities and generally selects equity securities with positive earnings revisions, announcements or surprises.

•	The Price Momentum investment style is also trend-following and generally selects equity securities with positive price momentum and relative strength within the investable universe.

•	The Growth investment style generally selects equity securities with expected and historical earnings growth and dividend growth.

•

The Quality investment style generally emphasizes equity securities with strong profitability and historical earnings stability, and considers additional factors, such as whether a company has improving margins, positive net income, positive operating capital, decreasing long-term debt and high-quality earnings, among others.

The Fund’s research suggests that, while each of the investment styles described above can be individually successful over the long-term and during certain periods, each investment style may also experience “down-swings” (i.e., during certain market, economic, or other conditions an individual investment style may underperform compared to the relevant broad equity market). Building a portfolio with a diversified mix of investment styles is the Fund’s attempt to mitigate what the portfolio managers believe to be the cyclical nature of the individual investment styles. The Fund’s diversified mix of investment styles is expected to remain fairly stable over time.

Prospectus	189

AllianzGI Best Styles Global Equity Fund (continued)

The portfolio managers expect to rebalance the Fund’s portfolio periodically. The portfolio managers also regularly monitor the risk and return profiles of the portfolio and each investment style, and consider whether to sell a particular security when any factors materially change, or when a more attractive investment candidate is available.

The Fund may participate in initial public offerings (IPOs). The Fund may also utilize foreign currency exchange contracts, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Equity Securities Risk • Market Risk • Issuer Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit and Counterparty Risk • Currency Risk • Derivatives Risk • Focused Investment Risk	• IPO Risk • Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

190	Allianz Multi-Strategy Funds

AllianzGI Best Styles International Equity Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Blend Stocks	Fund Focus Equity securities of non-U.S. companies	Approximate Primary Capitalization Range All capitalizations Dividend Frequency Annually

The Fund seeks to achieve its investment objective by creating a diversified portfolio of international equities. The Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. The Fund ordinarily allocates its investments among a number of countries (i.e., at least three), including those in the MSCI EAFE Index, and normally invests at least 80% of its assets in non-U.S. securities. The Fund normally focuses its non-U.S. investments in developed countries but may also invest in emerging markets securities. The portfolio manager intends to diversify the Fund’s investments across geographic regions and economic sectors. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies.

The Fund’s investment strategy centers on the portfolio manager’s belief that individual investment styles (as described below) carry long-term “risk premiums” that are largely independent of the current economic or market environment and that can be captured using a disciplined investment approach.

The investment process begins with a broad investment universe containing at least 1,500 equity securities. Next, individual securities are evaluated based on quantitative “investment style” research and may also be evaluated by the Sub-Adviser’s fundamental research team. Investment style research categorizes companies through a proprietary quantitative model that scores each company along several investment style categories, described below (Value, Earnings Change, Price Momentum, Growth, and Quality). Fundamental research evaluates each company identified as an investment candidate through the quantitative “investment style” research process using a wide range of company-specific information gathered by in-house analysts and external sources. In selecting individual stocks with attractive fundamental characteristics, the portfolio manager seeks to diversify the mix of investment styles represented across the whole portfolio (i.e., by making sure high-scoring issuers from all of the investment styles are among the final holdings). The portfolio manager attempts to control for risk factors (such as over- and under-weights relative to the MSCI EAFE Index and the portfolio’s sensitivity to broader market movements (or “beta”)). The portfolio is managed with reference to the MSCI EAFE Index and the portfolio manager intends, under normal circumstances, to have at least 200 equity securities in the Fund’s portfolio. The Fund may and intends to hold stocks that are not included in the MSCI EAFE Index. At inception and as long as the Fund remains small, the Fund may gain exposure to some desired asset classes and securities through futures and other derivatives. As the Fund grows in size, it will seek to achieve economies of scale by investing directly in individual securities and other instruments.

The following investment styles are considered in managing the Fund’s portfolio:

•

The Value investment style selects equity securities that the portfolio manager believes have attractive valuations based on metrics including dividend yield and price-to-earnings, price-to-cash flow and price-to-book ratios, as compared to other equity securities in the investable universe.

•

The Earnings Change investment style is designed to capture shorter-term, trend-following investment opportunities and generally selects equity securities with positive earnings revisions, announcements or surprises.

•	The Price Momentum investment style is also trend-following and generally selects equity securities with positive price momentum and relative strength within the investable universe.

•	The Growth investment style generally selects equity securities with expected and historical earnings growth and dividend growth.

•

The Quality investment style generally emphasizes equity securities with strong profitability and historical earnings stability, and considers additional factors, such as whether a company has improving margins, positive net income, positive operating capital, decreasing long-term debt and high-quality earnings, among others.

Prospectus	191

AllianzGI Best Styles International Equity Fund (continued)

The Fund’s research suggests that, while each of the investment styles described above can be individually successful over the long-term and during certain periods, each investment style may also experience “down-swings” (i.e., during certain market, economic, or other conditions an individual investment style may underperform compared to the relevant broad equity market). Building a portfolio with a diversified mix of investment styles is the Fund’s attempt to mitigate what the portfolio manager believes to be the cyclical nature of the individual investment styles. The Fund’s diversified mix of investment styles is expected to remain fairly stable over time.

The portfolio manager expects to rebalance the Fund’s portfolio periodically. The portfolio manager also regularly monitors the risk and return profiles of the portfolio and each investment style, and considers whether to sell a particular security when any factors materially change, or when a more attractive investment candidate is available.

The Fund may participate in initial public offerings (IPOs). The Fund may also invest a portion of its assets in real estate investment trusts (REITs). The Fund may also utilize foreign currency exchange contracts, stock index futures contracts, warrants and other derivative instruments.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk • Credit and Counterparty Risk	• Currency Risk • Derivatives Risk • Focused Investment Risk • IPO Risk • Leveraging Risk • Liquidity Risk	• Management Risk • REIT and Real Estate-Related Investment Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

192	Allianz Multi-Strategy Funds

AllianzGI Best Styles U.S. Equity Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Blend Stocks	Fund Focus U.S. equity securities	Approximate Primary Capitalization Range All capitalizations Dividend Frequency Annually

The Fund seeks to achieve its investment objective by creating a diversified portfolio of U.S. equity securities. The Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments, and the Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in securities of U.S. companies. Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. The Fund currently defines “U.S. companies” as those companies whose securities are traded in U.S. markets and that (i) are organized or headquartered in the United States or (ii) are designated as U.S. companies by commonly recognized market data services. The portfolio manager intends to diversify the Fund’s investments across economic sectors. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies.

The Fund’s investment strategy centers on the portfolio manager’s belief that individual investment styles (as described below) carry long-term “risk premiums” that are largely independent of the current economic or market environment and that can be captured using a disciplined investment approach.

The investment process begins with a broad investment universe containing at least 1,000 equity securities. Next, individual securities are evaluated based on quantitative “investment style” research and may also be evaluated by the Sub-Adviser’s fundamental research team. Investment style research categorizes companies through a proprietary quantitative model that scores each company along several investment style categories, described below (Value, Earnings Change, Price Momentum, Growth, and Quality). Fundamental research evaluates each company identified as an investment candidate through the quantitative “investment style” research process using a wide range of company-specific information gathered by in-house analysts and external sources. In selecting individual stocks with attractive fundamental characteristics, the portfolio manager seeks to diversify the mix of investment styles represented across the whole portfolio (i.e., by making sure high-scoring issuers from all of the investment styles are among the final holdings). The portfolio manager attempts to control for risk factors (such as over- and under-weights relative to the S&P 500 Index and the portfolio’s sensitivity to broader market movements (or “beta”)). The portfolio is managed with reference to the S&P 500 Index and the portfolio manager intends, under normal circumstances, to have at least 150 equity securities in the Fund’s portfolio. The Fund may and intends to hold stocks that are not included in the S&P 500 Index.

The following investment styles are considered in managing the Fund’s portfolio:

•

The Value investment style selects equity securities that the portfolio manager believes have attractive valuations based on metrics including dividend yield and price-to-earnings, price-to-cash flow and price-to-book ratios, as compared to other equity securities in the investable universe.

•

The Earnings Change investment style is designed to capture shorter-term, trend-following investment opportunities and generally selects equity securities with positive earnings revisions, announcements or surprises.

•	The Price Momentum investment style is also trend-following and generally selects equity securities with positive price momentum and relative strength within the investable universe.

•	The Growth investment style generally selects equity securities with expected and historical earnings growth and dividend growth.

•

The Quality investment style generally emphasizes equity securities with strong profitability and historical earnings stability, and considers additional factors, such as whether a company has improving margins, positive net income, positive operating capital, decreasing long-term debt and high-quality earnings, among others.

The Fund’s research suggests that, while each of the investment styles described above can be individually successful over the long-term and during certain periods, each investment style may also experience “down-swings” (i.e., during certain market, economic, or other conditions an individual investment style may underperform compared to the relevant broad equity market). Building a portfolio with a diversified mix of

Prospectus	193

AllianzGI Best Styles U.S. Equity Fund (continued)

investment styles is the Fund’s attempt to mitigate what the portfolio manager believes to be the cyclical nature of the individual investment styles. The Fund’s diversified mix of investment styles is expected to remain fairly stable over time.

The portfolio manager expects to rebalance the Fund’s portfolio periodically. The portfolio manager also regularly monitors the risk and return profiles of the portfolio and each investment style, and considers whether to sell a particular security when any factors materially change, or when a more attractive investment candidate is available.

The Fund may participate in initial public offerings (IPOs). The Fund may also invest a portion of its assets in real estate investment trusts (REITs) and utilize foreign currency exchange contracts, stock index futures contracts, warrants and other derivative instruments. Although the Fund does not expect to invest significantly in derivative instruments during its initial fiscal year, it may do so at any time.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Credit and Counterparty Risk • Derivatives Risk	• Focused Investment Risk • IPO Risk • Leveraging Risk • Liquidity Risk • Management Risk	• REIT and Real Estate-Related Investment Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

194	Allianz Multi-Strategy Funds

AllianzGI China Equity Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category International Stocks	Fund Focus Equity securities of Chinese companies	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of Chinese companies. The portfolio managers consider “Chinese companies” as those companies that (i) are incorporated in Mainland China, (ii) derive at least 50% of their revenue or profits from business activities in Mainland China, or (iii) maintain at least 50% of their assets in Mainland China. Under normal circumstances, the Fund will invest primarily in Chinese companies that are incorporated in Mainland China and listed on the Hong Kong Stock Exchange (commonly referred to as “H-shares”) or those that are incorporated internationally and listed on the Hong Kong Stock Exchange (commonly referred to as “Red-chips”). Under normal circumstances, no more than 50% of the Fund’s assets will ordinarily be invested in Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges as A-shares (which are denominated in Renminbi, Mainland China’s currency) or B-shares (which are denominated in the United States dollar and Hong Kong dollar). The Fund may invest in securities of companies with any size market capitalization, including small- and medium-capitalization companies. The Fund may also invest its assets in securities issued in initial public offerings (IPOs). The Fund may gain exposure to equity securities of Chinese companies directly or indirectly, including through exchange-traded funds (ETFs) and participatory notes (“P-Notes”). The Fund may also invest in A-Shares using the Hong Kong – Shanghai Stock Connect (“Stock Connect”) program.

In selecting investments for the Fund, the portfolio manager uses a disciplined, bottom-up security selection methodology. The objective is to identify investment opportunities among large, medium and small capitalization companies that have attractive risk-return profiles based on fundamental analysis and, when necessary, supported by GrassrootsSM Research, as described below. The portfolio manager focuses on growth securities that she believes are trading at reasonable valuations, securities with positive transformations (e.g., re-ratings, or earning surprises) and securities that she believes have turn-around potential. Other characteristics that may be considered during the security selection process include an issuer’s ability to benefit from: growing consumer affluence and brand-building; growing cross-straits ties between the People’s Republic of China and Taiwan; Government fiscal stimuli; and its own rising potential as an industry leader with international competitiveness. The portfolio manager sells securities as she deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In selecting investments, the portfolio manager may seek the input of a global research platform. In addition to traditional research activities, the portfolio manager uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. Under normal circumstances, the portfolio manager typically selects approximately 25 to 50 securities for the Fund.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first seven risks):

• Market Risk • Issuer Risk • Equity Securities Risk • China-Related Risk • Non-U.S. Investment Risk • Focused Investment Risk	• Emerging Markets Risk • Credit and Counterparty Risk • Currency Risk • Derivatives Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	195

AllianzGI Convertible Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consisting of capital appreciation and current income Fund Category Convertible Securities	Fund Focus Convertible securities	Approximate Primary Capitalization Range All capitalizations Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in convertible securities, which include, but are not limited to, corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) equity securities or other securities, such as warrants or options, which provide an opportunity for equity participation. For purposes of this policy, the Fund may also gain exposure to convertible securities through derivatives or other “synthetic” means. The Fund may invest in securities of any market capitalization or credit quality, and may from time to time invest a significant amount of its assets in securities of smaller companies. The Fund may also invest up to 20% of its net assets in nonconvertible debt securities rated below investment grade (rated Ba or below by Moody’s, or BB or below by S&P or Fitch, or if unrated, determined by the Sub-Adviser to be of comparable quality). The Fund may also invest in securities issued by the U.S. government and its agencies and instrumentalities.

The portfolio managers follow a disciplined, fundamental bottom-up research process, which facilitates the early identification of convertible securities issuers demonstrating the ability to improve their fundamental characteristics. The portfolio managers select issuers that exceed minimum fundamental metrics and exhibit the highest visibility of future expected operating performance. The fundamental research process generally includes: a breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; analysis of experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate analysis. The portfolio managers may consider selling a particular security when the portfolio managers perceive a change in company fundamentals, a decline in relative attractiveness to other issues, and/or a decline in industry fundamentals, or if any of the original reasons for purchase materially changes.

The portfolio managers evaluate each security’s investment characteristics as a fixed income instrument as well as its potential for capital appreciation. Under normal market conditions, the portfolio managers seek to capture approximately 60-80% of the upside performance of the underlying equities with 50% or less of the downside exposure.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first nine risks):

• Market Risk • Issuer Risk • Convertible Securities Risk • Interest Rate Risk • Credit and Counterparty Risk	• Call Risk • Equity Securities Risk • High Yield Risk • Liquidity Risk • Derivatives Risk	• Focused Investment Risk • Leveraging Risk • Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

196	Allianz Multi-Strategy Funds

AllianzGI Emerging Markets Consumer Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category International Stocks	Fund Focus Emerging markets consumer-related securities	Approximate Primary Capitalization Range All capitalizations Dividend Frequency Annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in securities and instruments that are tied economically to emerging markets countries and by investing at least 80% of its net assets (plus borrowings made for investment purposes) in securities of companies in the consumer and consumer-related sectors. The Fund currently defines emerging markets countries as countries with securities markets that are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. The Fund’s portfolio managers consider a security to be tied economically to a country with an emerging securities market if it is classified as an emerging market security by MSCI Inc. (“MSCI”), incorporated in an Emerging Market Country (as defined below), traded on an exchange in an Emerging Market Country or if it has exposure to an Emerging Market Country. The Fund will normally invest primarily in companies located in the countries represented in the Fund’s primary benchmark index, which, as of the date of this Prospectus, is currently the MSCI Emerging Markets Index (“Emerging Market Countries”).

The Fund seeks to capitalize on the economic growth, a significant young population, and expanding middle class consumption within emerging market countries via consumer-related companies. Generally, companies in the consumer and consumer-related sectors are companies principally engaged in the manufacture, sale or distribution of goods and services to consumers. The Fund may generally invest in all industries within the consumer staples, consumer discretionary and health care sectors, and select consumer-oriented industries within information technology, industrials, financials and telecommunications sectors. The consumer staples sector comprises those companies whose consumer products are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. It also includes food and drug retailing companies as well as hypermarkets and consumer super centers. The consumer discretionary sector encompasses those businesses whose consumer products tend to be the most sensitive to economic cycles. Its manufacturing segment includes automotive, household durable goods, leisure equipment and textiles and apparel. Its services segment includes hotels, restaurants and other leisure facilities, media production and services, and consumer retailing and services. The health care sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. Consumer-oriented companies in other sectors may include, but are not limited to, airlines, wireless telecommunications, consumer-related financials, internet software and services, communication equipment and computers and peripherals industries.

The Fund normally invests primarily in common stocks, either directly or indirectly through American Depositary Receipts (ADRs) and other depositary receipts. The Fund may also use participatory notes (“P-Notes”) to gain exposure to issuers in certain countries.

The portfolio managers seek to invest in consumer-oriented securities in emerging and developed markets which they believe capitalize on secular growth of the emerging market consumer. The portfolio managers believe that behavioral biases of investors contribute to market inefficiencies, which in turn can be exploited by sophisticated investors. The Fund’s investment universe consists primarily of approximately 1,300 emerging market consumer-related equities within the capitalization range of the MSCI Emerging Markets Index (between $306.43 million and $136.59 billion as of February 28, 2015) and approximately 200 developed market equities that have exposure to emerging markets. The team’s quantitative investment process begins with a proprietary alpha model which blends behavioral and fundamental factors. This multi-factor approach is integrated with a sophisticated risk model to form the basis of portfolio construction, with constraints at the individual security, industry and country levels to manage exposures relative to the benchmark. Additionally, all investment recommendations are thoroughly vetted on a bottom-up basis to confirm the investment thesis and suitability before a purchase or sale. The portfolio managers consider whether to sell a particular security based on its attractiveness in the team’s alpha model, an increase in stock-specific risk metrics, or because they consider the stock to be overly correlated with other stocks in the portfolio. The integrated relationship between research and portfolio management combines the latest research from the academic and investment management communities with real-world portfolio management experience to attempt to maximize excess return

Prospectus	197

AllianzGI Emerging Markets Consumer Fund (continued)

opportunities within a framework that seeks to control risk. The investment approach is quantitative in nature, therefore the majority of research is conducted to improve the alpha model, risk model and portfolio construction process.

In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest a portion of its assets in securities issued in initial public offerings (IPOs). The Fund may invest in the securities of issuers of any market capitalization, including smaller capitalization companies. The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund does not expect to invest significantly in derivative instruments during its initial fiscal year, it may do so at any time.

In response to adverse market, economic, political and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk • Focused Investment Risk (Consumer-Related Companies Risk)	• Credit and Counterparty Risk • Currency Risk • Derivatives Risk • IPO Risk • Leveraging Risk • Liquidity Risk	• Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

198	Allianz Multi-Strategy Funds

AllianzGI Emerging Markets Debt Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation and current income Fund Category Fixed Income Securities	Fund Focus Debt instruments issued by Emerging Market Sovereign, Emerging Market Quasi-Sovereign or Emerging Market Corporate issuers	Credit Quality No limitation Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in debt instruments issued by Emerging Market Sovereign, Emerging Market Quasi-Sovereign and Emerging Market Corporate issuers. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to these investments will be counted toward satisfaction of the Fund’s 80% investment policy above. The instruments in which the Fund may invest may be denominated in non-U.S. currencies or the U.S. dollar. The Fund’s average portfolio duration varies based on, among other things, the Sub-Adviser’s forecast for interest rates. The Sub-Adviser currently expects that the Fund’s average portfolio duration typically will vary from 2 to 12 years, but reserves the flexibility to deviate from this range and, at times, the Fund may have a negative average portfolio duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. Negative duration occurs when bond prices move in the same direction as interest rates which would only be accomplished through the use of derivatives. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest in securities of any credit quality, and the Fund’s average credit quality can vary as the portfolio managers deem appropriate.

“Emerging Market Sovereigns,” as used in the description above, refers to governments of emerging market countries. “Emerging Market Quasi-Sovereigns” refers to governmental entities, agencies and other issuers that are more than 50% owned, directly or indirectly, by an Emerging Market Sovereign, or whose obligations are guaranteed by an Emerging Market Sovereign. An “Emerging Market Corporate” issuer refers to any issuer other than an Emerging Market Sovereign or an Emerging Market Quasi-Sovereign that is located in an emerging market country. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. Countries with emerging market economies are those with securities markets that are, in the opinion of the Sub-Adviser, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Such countries typically have economies undergoing rapid growth driven by industrialization, rising exports, and increased business activity. Emerging market securities may include those listed in standard indices (e.g., in the JP Morgan family of emerging market debt indices) as well as securities not represented in these indices, if they are domiciled or issued in emerging markets, or if they generate a majority of their revenue or earnings in these markets.

The portfolio managers use a multi-step process in selecting securities to buy and sell that combines top-down and bottom-up analysis. In the top-down element of the process, the portfolio managers seek opportunities in selected emerging markets by identifying markets that they believe may benefit from broader macroeconomic, industry or capital market developments. Examples would include analysis of significant positive changes, such as political and economic trends and reforms, Central Bank policy adjustments, economic productivity, policy consistency, legislative initiatives, foreign currency reserves, interest-rate cycles, industrial production, commodities and manufacturing dependence, public-sector borrowing, expected bond issues, foreign exchange vulnerability and foreign ownership of an issuer’s bonds. Bottom-up analysis focuses upon an individual issuer, its fundamental condition and the current market value of its debt instruments. The portfolio managers analyze hard currency Emerging Market Sovereigns and Emerging Market Quasi-Sovereigns, hard currency Emerging Market Corporates and local currency bonds separately and the bottom-up approach may vary for each. As an example, in this step of the investment process, the portfolio managers may focus on business analysis (analysis of a company and consideration of its corporate culture, management’s track record and industry position), financial analysis (analysis of profitability and free cash flow and the quality of accounting practices and related disclosures), “covenants” (protection provided to the debt owner) and an issuer’s capital structure (analysis of the total composition of an issuer’s obligations and the protections provided to debt holders by an issuer’s different instruments). As part of its investment process, the portfolio managers also employ a risk management strategy. The risk management strategy considers markets, duration, credit risk and liquidity risk. In selecting investments, the portfolio managers may also seek to maximize emerging market returns by locating inefficiencies and often mispriced investments in Emerging Market Sovereigns, Emerging Market Quasi-Sovereigns, Emerging Market Corporates, local rates, and foreign exchange rates. The portfolio managers seek to build a final portfolio of securities that considers relative value.

Prospectus	199

AllianzGI Emerging Markets Debt Fund (continued)

The Fund may invest in debt instruments of all types and denominated in any currency (including, without limitation, U.S. Dollars, Euros, Swiss Francs, Japanese Yen, British Pound Sterling and other major currencies, as well as local currencies of emerging market countries) whether subordinated or unsubordinated, secured or unsecured, quoted or unquoted, rated or unrated, or floating or fixed rate. These may include, without limitation, bonds, debentures, notes, convertible securities, commercial paper, loans, participations, certificates of deposit, asset-backed securities and mortgage-backed securities. The Fund may also invest a portion of its assets in money market instruments, including money market funds denominated in U.S. dollars or other currencies, as well as other investment companies, if the investment companies invest principally in the types of investments in which the Fund may invest directly. Shorting of individual bonds may also be part of the investment strategy. The Fund may enter into short sales of bonds for a range of purposes, including: (i) to offset potential declines in long positions in similar securities; (ii) to increase the flexibility of the Fund; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments.

The Fund may utilize various derivative instruments and related strategies, including to gain exposure to one or more of the issuers referred to above or other assets. The Fund may utilize derivatives of all types and may invest in, without limitation, call and put options, forward contracts and swap agreements (including as the buyer or seller of credit default swaps), credit-linked notes and other related instruments with respect to individual currencies, bonds, and securities of any kind, indices and baskets of securities, interest rates and currencies as part of its principal investment strategies. The Fund may use derivatives for hedging or efficient portfolio management purposes, but also may use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities. The Fund may invest in currency-related transactions, such as forward transactions (including deliverable and non-deliverable forwards), currency futures transactions and currency options transactions, and may also invest directly in foreign currencies, in each case for hedging or other investment purposes.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk.

The Fund may, at any time, invest in affiliated and unaffiliated funds (which may include certain affiliated mutual funds and ETFs sponsored by Allianz Asset Management of America L.P. or its subsidiaries (the “Underlying Funds”) and ETFs, mutual funds and pooled investment vehicles other than the Underlying Funds (“Other Acquired Funds”)) and may invest up to 10% of its net assets in unaffiliated non-U.S. funds that are Undertakings for Collective Investment in Transferable Securities (“UCITS”). A portion of the Fund’s positions in acquired funds (but no more than 15% of the Fund’s net assets when taken together with any other illiquid assets held by the Fund) is expected to be illiquid (i.e., securities that the Fund would not be able to sell or dispose of in the ordinary course of business within seven calendar days). In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in cash or cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first seven risks):

• Emerging Markets Risk • Non-U.S. Investment Risk • Fixed Income Risk • Market Risk • Issuer Risk • Interest Rate Risk • Derivatives Risk • Confidential Information Access Risk	• Credit and Counterparty Risk • Currency Risk • Focused Investment Risk • High Yield Risk • Leveraging Risk • Liquidity Risk • Management Risk	• Mortgage-Related and Other Asset-Backed Risk • Short Selling Risk • Turnover Risk • Underlying Fund and Other Acquired Fund Risks • Variable Distribution Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

200	Allianz Multi-Strategy Funds

AllianzGI Emerging Markets Small-Cap Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category International Stocks	Fund Focus Emerging markets small-cap securities	Approximate Primary Capitalization Range Comparable to those of companies included in the MSCI Emerging Markets Small Cap Index Dividend Frequency Annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in securities and instruments that are tied economically to emerging markets countries and by investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with market capitalizations comparable to those of companies included in the MSCI Emerging Markets Small Cap Index (between $79.3 million and $4.7 billion as of February 28, 2015). The Fund currently defines emerging markets countries as countries with securities markets that are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. The Fund’s portfolio managers consider a security to be tied economically to a country with an emerging securities market if it is classified as an emerging market security by MSCI Inc. (“MSCI”), incorporated in an Emerging Market Country (as defined below), traded on an exchange in an Emerging Market Country or if it has exposure to an Emerging Market Country. The Fund will normally invest primarily in companies located in the countries represented in the Fund’s benchmark, which, as of the date of this Prospectus, is currently the MSCI Emerging Markets Small Cap Index (“Emerging Market Countries”). The Fund normally invests primarily in common stocks, either directly or indirectly through American Depositary Receipts (ADRs) and other depositary receipts. The Fund may also use participatory notes (“P-Notes”) to gain exposure to issuers in certain countries and may invest in exchange-traded funds (ETFs) to gain exposure to various markets and for other investment purposes.

The portfolio managers seek to invest in emerging markets small-cap equities which they believe are benefiting from change not yet fully reflected in the market. The portfolio managers believe that behavioral biases of investors contribute to market inefficiencies, which can be exploited by sophisticated investors. The portfolio managers begin with a selection universe of approximately 4,000 emerging markets small-cap securities. Their quantitative investment process uses a proprietary alpha model which blends behavioral and fundamental factors. This multi-factor approach is integrated with a sophisticated risk model to form the basis of portfolio construction, with constraints at the individual security, industry and country levels to manage exposures relative to the benchmark. Additionally, all investment recommendations are thoroughly vetted on a bottom-up basis to confirm the investment thesis and suitability before a purchase or sale. The portfolio managers consider whether to sell a particular security based on its attractiveness in the team’s alpha model, an increase in stock-specific risk metrics, or because they consider the stock to be overly correlated with other stocks in the portfolio. The integrated relationship between research and portfolio management combines the latest research from the academic and investment management communities with real-world portfolio management experience to attempt to maximize excess return opportunities within a framework that seeks to control risk. The investment approach is quantitative in nature, therefore the majority of research is conducted to improve the alpha model, risk model and portfolio construction process.

In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest a portion of its assets in securities issued in initial public offerings (IPOs). The Fund may also invest a portion of its assets in real estate investment trusts (REITs). The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund does not expect to invest significantly in derivative instruments during its initial fiscal year, it may do so at any time.

In response to adverse market, economic, political and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Prospectus	201

AllianzGI Emerging Markets Small-Cap Fund (continued)

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk • Smaller Company Risk	• Credit and CounterpartyRisk • Currency Risk • Derivatives Risk • Focused Investment Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • REIT and Real Estate-Related Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

202	Allianz Multi-Strategy Funds

AllianzGI Europe Equity Dividend Fund

Principal Investments and Strategies	Investment Objective Long-term capital appreciation Fund Category European stocks	Fund Focus Income-producing common stocks of European companies	Approximate Primary Capitalization Range All capitalizations Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by creating a diversified portfolio of equity securities issued by European companies that are expected to pay above-average dividends and that the portfolio managers consider to have high-quality business fundamentals. The Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. The Fund will also normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in securities of European issuers or in cash equivalents or fixed income securities denominated in euros or other European currencies. The Fund currently considers European countries to include the European Union member states, Norway, Iceland, Russia, Switzerland and Turkey. Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. The Fund’s portfolio will normally consist of 30-60 securities.

The Fund may invest in emerging markets and in non-European markets. The Fund may hold deposit and money market instruments in an aggregate amount of up to 20% of Fund assets. The Fund may participate in initial public offerings (“IPOs”). The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies, and is not subject to any asset allocation guidelines based on country or sector.

The investment selection process focuses on European companies that the portfolio managers expect to pay dividends above the market average, and that the portfolio managers believe have business models and cash flow generation to support sustained dividend payments. The portfolio managers will typically incorporate both macroeconomic and issuer-specific analysis into their investment process. The portfolio managers will analyze target companies’ dividend payout policies, their dividend payment histories, their current balance sheet positions and their potential for generating sufficient cash flow to sustain dividend payments in the future. For each potential investment target, the portfolio managers will typically perform detailed bottom-up cash flow analysis, including consideration of competitive position, bargaining power with customers, sales and distribution prospects, operating expenses, working capital and capital expenditure needs and interest and tax expenses. Under normal circumstances, every stock in the portfolio is expected to be a dividend-paying stock. The portfolio managers will consider reducing or eliminating positions in stocks that cease to satisfy the managers’ yield and other criteria.

In making their investment decisions, the portfolio managers typically take into account both company-specific research and macroeconomic insights from the global network of analysts of the broader Allianz Global Investors organization and may meet with key executives of selected issuers. In addition to traditional research activities, the portfolio managers will use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

In addition to equity securities (such as preferred stocks, convertible securities and warrants), the Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. The Fund also may employ a strategy of writing (selling) call options, typically on common stocks held in its portfolio; such strategy is intended to enhance Fund distributions and reduce overall portfolio risk, though there is no assurance that it will succeed. The Fund may achieve its exposure to European securities either directly, or through equity-linked securities or derivatives, or through depository receipts such as American Depositary Receipts (ADRs). Although the Fund does not intend to invest significantly in derivative instruments, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Prospectus	203

AllianzGI Europe Equity Dividend Fund (continued)

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Focused Investment Risk • Non-U.S. Investment Risk	• Smaller Company Risk • Credit and Counterparty Risk • Currency Risk • Derivatives Risk • Emerging Markets Risk	• IPO Risk • Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

204	Allianz Multi-Strategy Funds

AllianzGI Global Allocation Fund

Principal Investments and Strategies	Investment Objective Seeks after-inflation capital appreciation and current income Allocation Strategy Equity Exposure Fixed Income Exposure	Target 60% 40%	Dividend Frequency At least quarterly Range 50% to 70% 30% to 50%

The Fund seeks to achieve its investment objective through a combination of active allocation between asset classes and actively managed strategies within those asset classes. The Fund allocates its investments among asset classes in response to changing market, economic, and political factors and events that the portfolio managers believe may affect the value of the Fund’s investments. In making investment decisions for the Fund, the portfolio managers seek to identify trends and turning points in the global markets. To gain exposure to the various asset classes, the Fund incorporates actively managed strategies and/or passive instruments, including exchange-traded funds (“ETFs”) and exchange-traded notes, and derivative instruments such as futures. The Fund also seeks to limit portfolio volatility. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time.

The Fund invests directly and indirectly in globally diverse equity securities, including emerging market equities, and in U.S. dollar denominated fixed income securities. The Fund targets a long-term average strategic asset allocation of 60% to global equity exposure (the “Equity Component”) and 40% to fixed income exposure (the “Fixed Income Component”). The Fund may also use an “Opportunistic Component” whereby it invests up to 10% of its assets in any combination of the following asset classes: emerging market debt, international debt, intermediate and long-term high yield debt (commonly known as “junk bonds”), commodities, U.S. and international small capitalization stocks and real estate securities, including U.S. and non-U.S. real estate investment trusts (“REITs”). The Fund may either invest directly in these different asset classes or indirectly through derivatives and other instruments.

Allocations to “opportunistic” asset classes within underlying diversified strategies are not included in the calculation of the Opportunistic Component of the Fund. For example, allocations to REITs within diversified equity strategies or instruments that are similar to that of the MSCI ACWI are not counted within the Fund’s Opportunistic Component; however, direct allocations to REITS using futures on a REIT index or REIT ETFs will be counted within the Fund’s Opportunistic Component. Similarly, when underlying diversified bond funds have risk and volatility profiles that the portfolio managers believe to be similar to (or less than) that of the Barclays U.S. Aggregate Bond index, any allocations within those underlying diversified bond funds to “opportuntistic” asset classes, such as high yield or emerging market debt, are also not counted towards the Opportunistic Component’s 10% limit. Only securities, instruments or actively managed strategies whose primary purpose is to gain exposure to one or more of the opportunistic asset classes count towards the Opportunistic Component’s 10% limit.

The portfolio managers analyze market cycles, economic cycles and valuations, of each asset class and their components and may adjust the Fund’s exposures to individual holdings and asset classes. Depending on market conditions, the Equity Component may range between approximately 50% and 70% of the Fund’s assets and the Fixed Income Component may range between approximately 30% and 50% of the Fund’s assets. Apart from this strategic asset allocation, the Fund may use its Opportunistic Component. Combined investments in the Equity Component and the Opportunistic Component are limited to 80% of the Fund’s assets at the time of investment. The portfolio managers adjust the Fund’s exposure to the Equity Component, the Fixed Income Component, and the Opportunistic Component in response to momentum and momentum reversion signals in an effort to mitigate downside risk in times of severe market stress, and to increase the return potential in favorable markets. While the portfolio managers attempt to mitigate the downside risk to stabilize performance, there can be no assurance that the Fund will be successful in doing so. Momentum is the tendency of investments to exhibit persistence in their performance. Momentum reversion is the tendency that a performance trend will ultimately change and move in an opposite direction. The portfolio managers believe negative momentum suggests future periods of negative investment returns and increased volatility. When the portfolio managers recognize negative momentum for an asset class, the Fund may reduce its exposure to that asset class.

The portfolio managers believe positive momentum suggests future periods of positive investment returns and typical levels of market volatility. When the momentum signals for an asset class indicate positive momentum, the portfolio managers may increase the Fund’s exposure to that asset class.

Prospectus	205

AllianzGI Global Allocation Fund (continued)

In addition to the momentum and momentum reversion signals, the portfolio managers also apply fundamental analysis to locate opportunities to seek to improve the Fund’s return. Fundamental analysis may contribute to an adjustment of the Fund’s exposure to the asset classes that exhibit the strongest return prospects. The fundamental analysis attempts to locate opportunities not identified from momentum-related signals.

After determining the asset allocation among the Components, the portfolio managers select particular investments in an effort to obtain exposure to the relevant mix of asset classes. The Fund may invest in any type of equity or fixed income security, including common and preferred stocks, mutual funds, ETFs, warrants and convertible securities, mortgage-backed securities, asset-backed securities and government and corporate bonds. The Fund may invest in securities of companies of any capitalization, including smaller capitalization companies. The Fund also may make investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities. The Fund is expected to be highly diversified across industries, sectors, and countries. The Fund may liquidate a holding if it locates another instrument that offers a more attractive exposure to an asset class or when there is a change in the Fund’s target asset allocation, or if the instrument is otherwise deemed inappropriate.

In implementing these investment strategies, the Fund may make substantial use of over-the-counter (OTC) or exchange-traded derivatives, including futures contracts, interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the Fund, currency forwards, and structured notes. The Fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. The Fund may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the Fund’s obligations under derivative transactions.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Allocation Risk • Market Risk • Issuer Risk • Equity Securities Risk • Management Risk • Credit and Counterparty Risk • Currency Risk • Derivatives Risk • Emerging Markets Risk	• Fixed Income Risk • Focused Investment Risk • High Yield Risk • Index Risk • Interest Rate Risk • IPO Risk • Leveraging Risk • Liquidity Risk • Mortgage-Related and Other Asset-Backed Risk	• Non-U.S. Investment Risk • REIT and Real Estate-Related Investment Risk • Smaller Company Risk • Tax Risk • Turnover Risk • Underlying Fund and Other Acquired Fund Risks • Variable Distribution Risk

206	Allianz Multi-Strategy Funds

AllianzGI Global Dynamic Allocation Fund

Principal Investments and Strategies	Investment Objective Seeks after-inflation capital appreciation and, secondarily, current income Allocation Strategy Equity Exposure Fixed Income Exposure	Target 60% 40%	Dividend Frequency At least annually Range 20% to 80% 20% to 80%

The Fund seeks to achieve its investment objective through a combination of active allocation between asset classes and actively managed strategies within those asset classes. The Fund allocates its investments among asset classes in response to changing market, economic, and political factors and events that the portfolio managers believe may affect the value of the Fund’s investments. In making investment decisions for the Fund, the portfolio managers seek to identify trends and turning points in the global markets. To gain exposure to the various asset classes, the Fund incorporates actively managed strategies and/or passive instruments, including exchange-traded funds (“ETFs”) and exchange-traded notes, and derivative instruments such as futures. The Fund also seeks to limit portfolio volatility. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time.

The Fund invests directly and indirectly in globally diverse equity securities, included emerging market equities, and in U.S. dollar denominated fixed income securities. The Fund targets a long-term average strategic asset allocation of 60% to global equity exposure (the “Equity Component”) and 40% to fixed income exposure (the “Fixed Income Component”). The Fund may also use an “Opportunistic Component” whereby it invests up to 10% of its assets in any combination of the following asset classes: emerging market debt, international debt, intermediate and long-term high yield debt (commonly known as “junk bonds”), commodities, U.S. and international small capitalization stocks and real estate securities, including U.S. and non-U.S. real estate investment trusts (“REITs”). The Fund may either invest directly in these different asset classes or indirectly through derivatives and other instruments.

Allocations to “opportunistic” asset classes within underlying diversified strategies are not included in the calculation of the Opportunistic Component of the Fund. For example, allocations to REITs within diversified equity strategies or instruments that are similar to that of the MSCI ACWI are not counted within the Fund’s Opportunistic Component; however, direct allocations to REITS using futures on a REIT index or REIT ETFs will be counted within the Fund’s Opportunistic Component. Similarly, when underlying diversified bond funds have risk and volatility profiles that the portfolio managers believe to be similar to (or less than) that of the Barclays U.S. Aggregate Bond index, any allocations within those underlying diversified bond funds to “opportuntistic” asset classes, such as high yield or emerging market debt, are also not counted towards the Opportunistic Component’s 10% limit. Only securities, instruments or actively managed strategies whose primary purpose is to gain exposure to one or more of the opportunistic asset classes count towards the Opportunistic Component’s 10% limit.

The portfolio managers analyze market cycles, economic cycles and valuations, of each asset class and their components and may adjust the Fund’s exposures to individual holdings and asset classes. The portfolio managers also employ a risk management strategy, which may cause an adjustment to the Fund’s asset allocation in an effort to mitigate certain downside risks. Depending on market conditions, the Equity Component may range between approximately 20% and 80% of the Fund’s assets and the Fixed Income Component may range between approximately 20% and 80% of the Fund’s assets. Apart from this strategic asset allocation, the Fund may use its Opportunistic Component. Combined investments in the Equity Component and the Opportunistic Component are limited to 90% of the Fund’s assets at the time of investment. The portfolio managers adjust the Fund’s exposure to the Equity Component, the Fixed Income Component, and the Opportunistic Component in response to momentum and momentum reversion signals in an effort to mitigate downside risk in times of severe market stress, and to increase the return potential in favorable markets. While the portfolio managers attempt to mitigate the downside risk to stabilize performance, there can be no assurance that the Fund will be successful in doing so. Momentum is the tendency of investments to exhibit persistence in their performance. Momentum reversion is the tendency that a performance trend will ultimately change and move in an opposite direction. The portfolio managers believe negative momentum suggests future periods of negative investment returns and increased volatility. When the portfolio managers recognize negative momentum for an asset class, the Fund may reduce its exposure to that asset class.

Prospectus	207

AllianzGI Global Dynamic Allocation Fund (continued)

The portfolio managers believe positive momentum suggests future periods of positive investment returns and typical levels of market volatility. When the momentum signals for an asset class indicate positive momentum, the portfolio managers may increase the Fund’s exposure to that asset class.

In addition to the momentum and momentum reversion signals, the portfolio managers also apply fundamental analysis to locate opportunities to seek to improve the Fund’s return. Fundamental analysis may contribute to an adjustment of the Fund’s exposure to the asset classes that exhibit the strongest return prospects. The fundamental analysis attempts to locate opportunities not identified from momentum-related signals.

After determining the asset allocation among the Components, the portfolio managers select particular investments in an effort to obtain exposure to the relevant mix of asset classes. The Fund may invest in any type of equity or fixed income security, including common and preferred stocks, mutual funds, ETFs, warrants and convertible securities, mortgage-backed securities, asset-backed securities and government and corporate bonds. The Fund may invest in securities of companies of any capitalization, including smaller capitalization companies. The Fund also may make investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities. The Fund is expected to be highly diversified across industries, sectors, and countries. The Fund may liquidate a holding if it locates another instrument that offers a more attractive exposure to an asset class or when there is a change in the Fund’s target asset allocation, or if the instrument is otherwise deemed inappropriate.

In implementing these investment strategies, the Fund may make substantial use of over-the-counter (OTC) or exchange-traded derivatives, including futures contracts, interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the Fund, currency forwards, and structured notes. The Fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. The Fund may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the Fund’s obligations under derivative transactions.

Separately, the Fund will use a combination of interest rate swaps, interest rate futures, Treasury futures and total return swaps (“Interest Rate Derivatives”). The portfolio managers expect these instruments to provide additional diversification and balance the sources of risk in the Fund. Under certain market conditions, however, the investment performance of the Fund may be less favorable than it would be if the Fund did not use Interest Rate Derivatives.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Effective February 2, 2015, the Fund changed its name from “AllianzGI Global Growth Allocation Fund.”

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Allocation Risk • Market Risk • Issuer Risk • Equity Securities Risk • Management Risk • Credit and Counterparty Risk • Currency Risk • Derivatives Risk • Emerging Markets Risk	• Fixed Income Risk • Focused Investment Risk • High Yield Risk • Index Risk • Interest Rate Risk • IPO Risk • Leveraging Risk • Liquidity Risk • Mortgage-Related and Other Asset-Backed Risk	• Non-U.S. Investment Risk • REIT and Real Estate-Related Investment Risk • Smaller Company Risk • Tax Risk • Turnover Risk • Underlying Fund and Other Acquired Fund Risks • Variable Distribution Risk

208	Allianz Multi-Strategy Funds

AllianzGI Global Fundamental Strategy Fund

Principal Investments and Strategies

Investment Objective

Seeks to generate positive real absolute returns through a complete market cycle (rolling 3-year period) by investing in a broad range of global asset classes

Fund Category

Multi-Asset

	Fund Focus Global Equities, Global Fixed Income Securities and Derivatives on Equity and Fixed Income Securities	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund’s investment objective is to generate positive real absolute returns (i.e., after-inflation returns that are greater than zero) through a complete market cycle (rolling 3-year period) by investing in a broad range of global asset classes. The Fund seeks to achieve its investment objective and generate current income by normally investing in a broad range of U.S. and non-U.S. securities with a focus on equities, fixed income securities and related derivative instruments. The Fund will, under normal circumstances, invest at least 40% of its total assets in non-U.S. securities, including emerging markets securities, and will allocate its investments among securities that are economically tied to issuers in at least three countries (one of which may be the United States). The Fund may gain such exposure to non-U.S. securities either directly or through indirect means (as discussed generally in “Characteristics and Risks of Securities and Investment Techniques – Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure”), provided that the Fund will generally not consider currency related instruments to provide such exposure. The Fund may have exposure to issuers in a broad range of market capitalizations, geographies and industries, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. It is expected that the Fund’s debt and convertible securities may include significant exposure to securities rated below investment grade or unrated securities deemed to be of equivalent quality by the portfolio managers (sometimes referred to as “high yield securities” or “junk bonds”). The Fund invests across the entire range of maturities in its fixed income portfolio. In order to gain exposure to desired asset classes or securities, or for hedging or other investment purposes, the Fund expects to utilize derivative instruments, such as foreign currency exchange contracts, options, stock index futures contracts, warrants, forwards, futures contracts and swap agreements (including credit default swaps).

The Fund may gain exposure to commodities through investments in acquired funds and/or derivatives that reference individual commodities or commodity indices. In particular, the Fund expects to invest in swaps, futures, options on futures and/or options on commodities in order to gain commodities exposure. The Fund’s intention to qualify as a regulated investment company for U.S. federal income tax purposes may limit the manner in or extent to which the Fund gains such exposure.

The Fund may, at any time, invest in certain acquired funds (which may include certain affiliated mutual funds and ETFs sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”) and ETFs, mutual funds and pooled investment vehicles other than the Underlying Funds (“Other Acquired Funds”). The Fund may invest up to 10% of its net assets in unaffiliated hedge funds, funds of hedge funds and acquired funds that are Undertakings for Collective Investment in Transferable Securities (“UCITS”). A portion of the Fund’s positions in acquired funds (but no more than 15% of the Fund’s net assets when taken together with any other illiquid assets held by the Fund) is expected to be illiquid (i.e., securities that the Fund would not be able to sell or dispose of in the ordinary course of business within seven calendar days).

The allocation of the Fund’s investments across asset classes will vary from time to time, based upon the portfolio managers’ consideration of factors, including but not limited to, changes in equity prices, changes in interest rates and other economic and market factors. One or more asset classes may be more heavily weighted than others in the Fund’s portfolio at any time and from time to time, and sometimes to a substantial extent.

The investment decisions of the portfolio managers are based on a fundamental management approach. The portfolio generally consists of a core portion and an opportunistic portion which are managed as part of a single portfolio or strategy. The portion of the Fund’s assets that comprise the core portion serves as a foundation for the overall portfolio, as it seeks to generate stable returns over the market cycle as the portfolio managers buy investments that they expect to deliver what the portfolio managers consider attractive, stable returns (e.g., dividend paying stocks or fixed income instruments providing current income, which are trading at attractive valuations) and is generally expected to exhibit a lower turnover rate.

Prospectus	209

AllianzGI Global Fundamental Strategy Fund (continued)

The opportunistic portion is designed to capture shorter term investment opportunities and could be considered as riskier relative to the core portion of the Fund. Typically, the opportunistic portion will target investments that can provide capital gains over a relatively short time horizon, and is expected to exhibit higher turnover than the core portion.

The portfolio managers regularly monitor the risk and return profile of both the core and opportunistic portions of the portfolio. While the team generally has a longer time horizon for holdings in the core portion of the portfolio, the team will review a holding for sale if the underlying issuer’s fundamental characteristics no longer meet the investment team’s criteria. For holdings in the opportunistic portion of the portfolio, the team evaluates holdings for potential changes in their fundamental position and also monitors price movement relative to the applicable price target. Holdings at or near their price target would generally be liquidated in order to make room for new opportunistic investment ideas. The portfolio managers actively monitor volatility and, as a result, may adjust the Fund’s holdings consistent with its investment objective.

The allocation of the Fund’s capital between the core and opportunistic components will vary, reflecting market circumstances and the manager’s ability to locate suitable investments for the two components. Such allocations may not be equal and an allocation to one component may be significantly larger than an allocation to the other component.

The opportunistic portion of the portfolio may include short positions in individual securities or options. The Fund at inception may gain short exposure through the use of derivatives. As the Fund grows in size, it may seek to gain short exposure through transactions in which the Fund sells a security or other instrument (such as an option forward, futures or other derivative contract) that it does not own. The Fund will typically take such short positions where it does not own the security sold short or have the immediate right to acquire the security at no cost (i.e., the Fund will not typically sell short “against the box”). The Fund may incur certain expenses with respect to securities sold short, including short sale fees and substitute dividend expense. The level of these expenses will vary based on, among other factors, the extent of the Fund’s short positions, the dividends paid with respect to securities sold short, and the timing of the Fund’s short sale transactions, each of which will vary over time and from time to time. Short sale fees are amounts paid to borrow securities from the lender’s inventory. Substitute dividend expense on securities sold short refers to paying the value of dividends to the securities’ lenders.

In selecting investments, the portfolio managers may seek the input of a global research platform. In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may invest in issuers of any capitalization and may participate in initial public offerings (“IPOs”). The Fund may invest significantly in inflation-linked bonds, emerging markets equities, and U.S. government bonds. The Fund may also invest a portion of its assets in real estate investment trusts (REITs). In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first eight risks):

• Allocation Risk • Derivatives Risk • Issuer Risk • Management Risk • Non-U.S. Investment Risk • Commodity Risk • Market Risk • Emerging Markets Risk • Credit and Counterparty Risk	• Currency Risk • Equity Securities Risk • Fixed Income Risk • Focused Investment Risk • Index Risk • Interest Rate Risk • IPO Risk • High Yield Risk • Leveraging Risk	• Liquidity Risk • REIT and Real Estate-Related Investment Risk • Short Selling Risk • Smaller Company Risk • Tax Risk • Turnover Risk • Underlying Fund and Other Acquired Fund Risks

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

210	Allianz Multi-Strategy Funds

AllianzGI Global Managed Volatility Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Blend Stocks	Fund Focus Global All Cap Equity Securities	Approximate Primary Capitalization Range All Capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by creating a portfolio of global equities that manages overall portfolio volatility. The Fund normally invests primarily in equity securities of companies located both in the U.S. and outside of the U.S., and will not invest the greater of: (i) 50% of its net assets, or (ii) a portion of its net assets equal to 5% more than the applicable country’s weight in the MSCI World Index, in companies within any single country (including the U.S.). As of February 28, 2015, the capitalization weighting of the U.S. in the MSCI World Index was approximately 57.69%. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies. The Fund may also invest in initial public offerings (IPOs). The Fund will normally focus its investments in developed countries, but reserves the flexibility to invest in emerging market securities as well.

The portfolio managers use a dynamic quantitative process combined with a fundamentals-based, actively managed security selection process to make individual security and sector selection decisions. Under the Sub-Adviser’s managed volatility strategy, the portfolio managers seek to emphasize stocks that exhibit a lower sensitivity to broader market movements (or “beta”), as they believe that stocks with higher betas are not rewarded with commensurately higher returns by the market. The portfolio construction process is iterative in nature. Initially, the portfolio managers build a fully invested and diversified portfolio subject to country, sector, capitalization and security constraints with a goal of minimizing total volatility as measured by the standard deviation of returns (a measure of risk) with a preference for investments with risk profiles that are generally lower than in the market. The team then overlays a proprietary stock selection model and seeks to build a final portfolio of stocks that considers the trade off between volatility and sources of relative outperformance (or “alpha”). The portfolio managers consider whether to sell a particular security when the model identifies that any of the above factors materially changes, or when a more attractive investment candidate is available.

The Fund may have a high portfolio turnover rate, which may be in excess of 150%.

In addition to equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments, the Fund may invest in securities issued in initial public offerings (IPOs) and real estate investment trusts (REITs), and utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Credit and Counterparty Risk • Currency Risk • Derivatives Risk	• Emerging Markets Risk • Focused Investment Risk • IPO Risk • Leveraging Risk • Liquidity Risk	• Management Risk • Non-U.S. Investment Risk • REIT and Real Estate-Related Investment Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	211

AllianzGI Global Megatrends Fund

Principal Investments and Strategies	Investment Objective Long-term capital appreciation Fund Category Fund of funds	Fund Focus Sector funds	Approximate Primary Capitalization Range The Underlying Funds may invest in securities of issuers of all capitalizations Dividend Frequency Annually

The Fund seeks to achieve its investment objective by investing under normal circumstances in certain affiliated mutual funds sponsored and managed by Allianz Global Investors Fund Management LLC and/or its affiliates (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Through its allocations across Underlying Funds, the Fund seeks to capitalize on the secular (or long-term) growth trends across a range of sectors and asset classes that the portfolio manager believes to be strong and sustainable in the global economy.

While the portfolio manager retains flexibility to invest in a wide range of Underlying Funds and direct positions in securities, the Fund currently intends to target an allocation of approximately 20% of its assets to each of the following five Underlying Funds: AllianzGI Emerging Markets Consumer Fund (the “Consumer Fund”), the AllianzGI Global Natural Resources Fund (the “Natural Resources Fund”), the AllianzGI Global Water Fund (the “Global Water Fund”), the AllianzGI Technology Fund (the “Technology Fund”) and the AllianzGI Health Sciences Fund (the “Health Sciences Fund”). A description of each Underlying Fund to be included in the initial portfolio and its principal investment strategies is provided below:

•	AllianzGI Emerging Markets Consumer Fund (a series of the Trust)

Investment Objective:  Long-term capital appreciation

Fund Focus:  Emerging markets securities

Approximate Primary Capitalization Range:  All capitalizations

The Consumer Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in securities and instruments that are tied economically to emerging markets countries and by investing at least 80% of its net assets (plus borrowings made for investment purposes) in securities of companies in the consumer and consumer-related sectors. The Consumer Fund may generally invest in all industries within the consumer staples, consumer discretionary and health care sectors, and select consumer-oriented industries within information technology, industrials, financials and telecommunications sectors. The Consumer Fund’s portfolio managers seek to invest in consumer-oriented securities in emerging and developed markets which they believe capitalize on secular growth of the emerging market consumer. The Consumer Fund’s investment universe consists primarily of approximately 1,300 emerging market consumer-related equities within the capitalization range of the MSCI Emerging Markets Index (between $306.43 million and $136.58 billion as of February 28, 2015) and approximately 100 developed market equities that have exposure to emerging markets.

•	AllianzGI Global Natural Resources Fund (a series of Allianz Funds)

Investment Objective:  Long-term capital appreciation

Fund Focus:  Equity securities of U.S. and non-U.S. natural resources companies

Approximate Primary Capitalization Range:  All capitalizations

The Natural Resources Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are associated with natural resources, including those companies that are principally engaged in the research, development, manufacturing, extraction, distribution or sale of materials, energy or goods related to the Agriculture, Energy, Materials or Commodity-Related Industrials sectors. The Natural Resources Fund expects to invest most of its assets in U.S. and non-U.S. common stocks. Under normal circumstances, the Fund will invest a minimum of 1/3 of its assets in non-U.S. securities and will allocate its investments among securities of issuers located in at least eight different countries (which may include the United States). The Natural Resources Fund may also invest up to 10% of its net assets in securities issued by other investment companies, including ETFs. The Natural Resources Fund may also invest in securities issued in initial public offerings (IPOs).

212	Allianz Multi-Strategy Funds

AllianzGI Global Megatrends Fund (continued)

•	AllianzGI Global Water Fund (as series of the Trust)

Investment Objective:  Seeks long-term capital appreciation

Fund Focus:  Equity securities of water-related companies worldwide

Approximate Primary Capitalization Range:  All capitalizations

The Global Water Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that are represented in one or more of the S&P Global Water Index, the Palisades Water or Global Water Indices or the S-Network Global Water Index (Composite), or that are substantially engaged in water-related activities. The Global Water Fund considers “water-related activities” as those that relate to the quality or availability of, or demand for, potable and non-potable water. The Global Water Fund invests, under normal circumstances, at least 40% of its total assets in non-U.S. securities, and allocates its investments among securities of issuers located in at least eight different countries (which may include the United States). The Global Water Fund may invest in emerging market securities. The Global Water Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. The Global Water Fund may also purchase securities in initial public offerings (IPOs).

•	AllianzGI Health Sciences Fund (a series of Allianz Funds)

Investment Objective:  Seeks long-term capital appreciation

Fund Focus:  Equity securities of health sciences-related companies

Approximate Primary Capitalization Range:  All capitalizations

The Health Sciences Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in health sciences-related companies. The Health Sciences Fund considers health sciences-related companies to include companies that design, manufacture or sell products or services used for or in connection with healthcare, medicine or life sciences or that otherwise promote healthy living, in each case as determined by the Fund’s sub-adviser. The Health Sciences Fund will invest primarily in common stocks and other equity securities, such as preferred stocks, convertible securities and warrants. Although the Health Sciences Fund may invest in companies of any market capitalization, the Health Sciences Fund does not currently intend to invest more than 15% of its assets in companies with market capitalizations below $100 million. The Health Sciences Fund may invest in U.S. and non-U.S. companies, and currently expects the majority of its non-U.S. investments will normally be in Asia and Western Europe. The Health Sciences Fund may invest up to 15% of its assets in emerging market securities (but no more than 10% in any one emerging market country). The Health Sciences Fund may also invest a portion of its assets in securities issued in initial public offerings (IPOs). The Health Sciences Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk.

•	AllianzGI Technology Fund (a series of Allianz Funds)

Investment Objective:  Seeks long-term capital appreciation

Fund Focus:  Equity securities of U.S. and non-U.S. technology-related companies

Approximate Primary Capitalization Range:  Greater than $500 million

The Technology Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of technology companies and in derivatives and other synthetic instruments that have economic characteristics similar to common stocks and other equity securities of technology companies. The Technology Fund’s use of derivative instruments will often give rise to forms of leverage and could have the effect of either magnifying or limiting the Technology Fund’s gains and losses depending upon the particular derivative strategies used. The Technology Fund normally will allocate its investments among securities of issuers located in at least three different countries, and may invest up to 50% of its assets in non-U.S. securities, including emerging market securities. The Technology Fund intends to invest primarily in companies with market capitalizations greater than $500 million, with no more than 15% of its assets in technology companies with market capitalizations below $100 million. The Technology Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. The Technology Fund may write “naked” options and engage in short sales to the maximum extent permitted under applicable regulation. The Technology Fund may enter into futures and forward contracts. The

Prospectus	213

AllianzGI Global Megatrends Fund (continued)

Technology Fund may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to manage its exposure to credit, currency and interest rate risk. The Technology Fund may invest a portion of its assets in securities issued in initial public offerings (IPOs).

Each of these Underlying Funds invests primarily in U.S. and foreign equity securities that the Fund’s portfolio manager believes will permit the Fund to benefit from long-term secular trends as they unfold over a multiyear period. The portfolio manager will rebalance the Fund’s investments in these five Underlying Funds periodically and may select additional or different Underlying Funds or other securities for investment (without approval by or notice to shareholders).

For example, the portfolio manager may make material reallocations of assets, or acquire assets other than the initial Underlying Funds, if he determines that a material change is expected to occur in one or more of the secular growth trends underpinning the initial portfolio composition, or if he otherwise determines that such a change is appropriate. Moreover, the portfolio manager may invest in one or more additional Underlying Funds that he determines is likely to benefit from a major, long-term secular trend in the coming years. The portfolio manager may also implement a material change to portfolio composition in response to certain changes at one or more of the Underlying Funds, such as the departure of key personnel. The portfolio manager will meet periodically with the portfolio management teams of each Underlying Fund to discuss asset allocation and management of the Fund. In response to price changes and/or performance divergence among the Underlying Funds, the portfolio manager may, from time to time, reallocate the Fund’s investments or use Fund inflows or outflows to bring the Fund’s asset allocation in-line with the targeted allocation.

The Fund normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and will invest directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States). Although not expected to be a significant part of the Fund’s strategy, the Fund may invest a portion of its assets directly or indirectly in securities and instruments other than Underlying Funds, including ETFs, mutual funds and pooled vehicles other than the Underlying Funds, subject to any limitations imposed by the Investment Company Act of 1940 and the rules there under (the “1940 Act”) or by other applicable law. Such investments may be used as a complement or adjustment to the Fund’s exposure to Underlying Funds, and therefore may from time to time be focused in a limited number of asset classes or investment types.

Although the Fund does not intend to invest significantly in derivative instruments, it may do so at any time. Moreover, Underlying Funds may hold derivatives. Please see the “Underlying Funds” section of the Prospectus for further information on the Underlying Funds which the Fund currently intends to include in its portfolio.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Allocation Risk • Underlying Fund and Other Acquired Fund Risks • Market Risk • Issuer Risk • Equity Securities Risk • Credit and Counterparty Risk	• Currency Risk • Derivatives Risk • Emerging Markets Risk • Focused Investment Risk • IPO Risk • Leveraging Risk • Liquidity Risk	• Management Risk • Non-U.S. Investment Risk • Short Selling Risk • Smaller Company Risk • Turnover Risk • Water-Related Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

214	Allianz Multi-Strategy Funds

AllianzGI Global Sustainability Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Global Stocks	Fund Focus Global Equity Securities	Approximate Primary Capitalization Range All capitalizations Dividend Frequency Annually

The Fund seeks to achieve its investment objective by creating a portfolio of global equities with a focus on companies that the portfolio managers believe exhibit strong records with respect to environmental, social, and corporate governance (“ESG”) factors. The Fund normally invests primarily in equity securities and equity-related instruments of both U.S. and non-U.S. companies, including emerging market securities. Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. Under normal market conditions, the Fund will invest at least 40% of its assets in non-U.S. securities. Notwithstanding the previous sentence, if the weighting of non-U.S. securities in the Dow Jones Sustainability World Index drops below 45%, the Fund may invest a lower amount in non-U.S. securities, which will normally be such that the minimum level for non-U.S. securities will be 5% below the weighting of non-U.S. securities in the Dow Jones Sustainability World Index as of the most recently published month-end composition. As of February 28, 2015, the capitalization weighting of non-U.S. securities in the Dow Jones Sustainability World Index was approximately 71.04%. The portfolio managers intend to diversify the Fund’s investments across geographic regions and economic sectors. The Fund intends, but is not required, to hold stocks that are not included in the benchmark index. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies.

The portfolio managers begin with an investment universe comprised of more than 3,000 equity securities and assess individual securities using a disciplined investment process that integrates a focus on the ESG records of the issuers of such securities with proprietary fundamental, company-specific research and quantitative analysis.

The portfolio managers use a proprietary ESG model to evaluate and rate the securities in the investment universe. The portfolio managers believe that there are long-term benefits in an investment philosophy that attaches material weight to certain issues not captured by traditional investment analysis, such as the environment, workplace relations, human rights, community relations, product safety and impact, and corporate governance and business ethics. The portfolio managers also believe that investing in companies with strong records for managing ESG risks can generate long-term competitive financial returns and positive societal impact and that companies that do not exhibit strong records with respect to ESG factors may be at a greater long-term risk of negative economic consequences. With respect to ESG factors, the portfolio managers will aim to invest the majority of the Fund’s portfolio in stocks rated as best-in-class (i.e., top 30%), while avoiding stocks rated worst-in-class (i.e., bottom 30%).

The portfolio managers then analyze specific companies for possible investment through a disciplined, fundamental, bottom up-research process and quantitative analysis. In doing so, the portfolio managers ordinarily focus first on “quality” companies (companies with stable, above average returns). In identifying quality companies, the portfolio managers ordinarily look for companies that exhibit some or all of the following characteristics: a strong record with respect to ESG factors; long-term competitive advantage; a strong balance sheet; high barriers to entry in the company’s industry or area of business; experienced and respected management; and a strong record of capital discipline. The portfolio managers then seek to identify quality companies that exhibit growth characteristics (companies that the portfolio managers believe are expected to grow returns over and above the cost of capital). The portfolio managers construct the Fund’s portfolio with the expectation that stock-specific risk will drive the Fund’s returns over a complete market cycle and may reallocate the portfolio’s holdings in attempting to mitigate other risk factors, such as currency risk, country/regional risk, investment style risk, and sector risk, among others. Under normal circumstances, the portfolio managers typically select approximately 45 to 65 stocks for the Fund.

In connection with its ESG-related investment activities, the Fund may engage in a variety of activities, both as a shareholder in certain portfolio companies (“Downstream Actions”) and as a participant in broader investor and corporate initiatives (“Upstream Actions”).

The Fund’s Downstream Actions are intended to raise issues related to ESG factors with the management of certain portfolio companies and to protect long-term investor interests. In seeking to accomplish these goals, the Fund may engage in active share ownership of its portfolio companies, including by initiating or supporting shareholder resolutions, voting shareholder proxies and engaging in dialogue with the management.

Prospectus	215

AllianzGI Global Sustainability Fund (continued)

The Fund’s Upstream Actions are intended to encourage more sustainable government policies, financial markets and corporate practices in keeping with the Fund’s focus on issues related to ESG factors. In seeking to accomplish this goal, the Fund may participate in corporate or multi-stakeholder initiatives and investor networks that promote corporate social responsibility.

In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The portfolio managers regularly monitor the ESG ratings of individual holdings, the risk and return profile of the portfolio, and each investment style within the portfolio and may consider whether to sell a particular security when any of the above factors materially changes, or when a more attractive investment candidate is available.

In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments, the Fund may invest in securities issued in initial public offerings (IPOs). The Fund may also utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund does not intend to invest significantly in derivative instruments during its initial fiscal year, it may do so at any time.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Sustainable Investing Risk • Credit and Counterparty Risk	• Currency Risk • Derivatives Risk • Emerging Markets Risk • Focused Investment Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

216	Allianz Multi-Strategy Funds

AllianzGI Global Water Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Sector-Related Stocks	Fund Focus Equity securities of water-related companies worldwide	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that are represented in one or more of the S&P Global Water Index, the Palisades Water or Global Water Indices or the S-Network Global Water Index (Composite), or that are substantially engaged in water-related activities. For purposes of the 80% test, the portfolio manager considers a company to be “substantially engaged” in water-related activities if it derives at least 50% of its revenues or profits from, or devotes at least 50% of its assets to, such activities. The portfolio manager considers “water-related activities” as those commercial activities that relate to the quality or availability of or demand for potable and non-potable water and include but are not necessarily limited to the following: water production, storage, transport and distribution; water supply-enhancing or water demand-reducing technologies and materials; water planning, control and research; water conditioning, such as filtering, desalination, disinfection and purification; sewage and liquid waste treatment; and water delivery-related equipment and technology, consulting or engineering services relating to any of the above-mentioned activities. See “Summary of Principal Risks – Water-Related Risk” in this Prospectus. The Fund’s portfolio manager is not constrained by capitalization limitations. The Fund invests, under normal circumstances, at least 40% of its total assets in non-U.S. securities, and allocates its investments among securities of issuers located in at least eight different countries (which may include the United States). The Fund may invest in emerging market securities. The Fund may also purchase securities in initial public offerings (IPOs).

In making investment decisions for the Fund, the portfolio manager selects investments on a bottom-up basis irrespective of market capitalization, geography, industry/sector or growth- or value-orientation. In selecting investments for the Fund, the portfolio manager ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. In analyzing specific companies for possible investment, the portfolio manager may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio manager sells securities as he deems appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In selecting investments, the portfolio manager may seek the input of a global research platform, regional portfolio managers and single country managers. In addition to traditional research activities, the portfolio manager uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. Under normal circumstances, the portfolio manager typically selects approximately 25 to 60 securities for the Fund.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Prospectus	217

AllianzGI Global Water Fund (continued)

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Water-Related Risk • Focused Investment Risk • Non-U.S. Investment Risk	• Credit and Counterparty Risk • Currency Risk • Derivatives Risk • Emerging Markets Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

218	Allianz Multi-Strategy Funds

AllianzGI High Yield Bond Fund

Principal Investments and Strategies	Investment Objective Seeks a high level of current income and capital growth Fund Category Fixed Income Securities	Fund Focus Higher yielding fixed income securities	Credit Quality Minimum 80% of assets below rated Ba/BB or below Dividend Frequency Monthly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in high yield securities (“junk bonds”), which are fixed income securities rated below investment grade (rated Ba or below by Moody’s, or BB or below by S&P or Fitch, or if unrated, determined by the Sub-Adviser to be of comparable quality). The Fund’s fixed income securities may be fixed-, variable- or floating-rate. The Fund invests across the entire range of maturities of high yield securities.

The portfolio managers follow a disciplined, fundamental bottom-up research process, which facilitates the early identification of high yield issuers demonstrating their ability to improve their fundamental characteristics. The portfolio managers select issuers that exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. The portfolio managers look for the following in high yield investment candidates: ability to exceed market expectations of operating earnings; the potential for bond rating upgrades; debt reduction capabilities; the ability to secure other sources of capital; and the potential to be recognized as an acquisition candidate. The fundamental research process generally includes: breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate. The portfolio managers may consider selling a particular security when the portfolio managers perceive a change in credit fundamentals, a decline in relative attractiveness to other issues, and/or a decline in industry fundamentals, or if any of the original reasons for purchase materially changes.

The Fund may invest in the securities of issuers of any market capitalization, including smaller capitalization companies. The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Interest Rate Risk • High Yield Risk	• Credit and Counterparty Risk • Liquidity Risk • Derivatives Risk • Focused Investment Risk	• Leveraging Risk • Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	219

AllianzGI International Growth Fund

Principal Investments and Strategies	Investment Objective Long-term capital appreciation Fund Category International stocks	Fund Focus Non-U.S. companies with the potential for long-term growth	Approximate Primary Capitalization Range All capitalizations Dividend Frequency Annually

The Fund seeks to achieve its investment objective by creating a diversified portfolio of non-U.S. stocks exhibiting long-term growth and quality characteristics. The portfolio managers will attempt to include in the Fund’s portfolio securities that exhibit the greatest combination of earnings and cash flow growth potential, quality (as reflected in consistent business fundamentals) and attractive valuation. The Fund will normally invest primarily in non-U.S. securities, including emerging market securities, and is not limited in the percentage of its assets that it may invest in any one country, region or geographic area. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies. The Fund may invest in initial public offerings (IPOs).

The portfolio managers will follow a disciplined, bottom-up approach to stock selection that is based on fundamental, company-specific analysis. The Fund will target investments in companies primarily based on analysis of three criteria: structural growth, quality and valuation.

•

Structural Growth.  In identifying issuers likely to benefit from structural growth, the portfolio managers will seek out issuers with superior business models, best-in-class technology and exposure to secular market growth drivers in order to compound issuers’ earnings and cash flows over the long term.

•

Quality.  In evaluating the quality of potential investment targets, the portfolio managers will consider issuers’ balance sheet strength, long-term competitive position and the presence of barriers to entry to defend pricing power over the long term. Management quality with regards to implementation of operational excellence and with regards to making superior capital allocation decisions is also taken into consideration.

•

Valuation.  The portfolio managers will make investments in companies whose potential value they believe is not yet reflected in market valuations, and whose ability to satisfy the Funds’ key investment criteria is likely to be sustainable in the long-term.

The investment decisions of the portfolio managers will not be guided by sector or geography, weightings of the Fund’s performance benchmark or any other index.

The portfolio managers will receive insights from the global network of analysts of the broader Allianz Global Investors organization and will meet in person with key executives of selected issuers. In addition to traditional research activities, the portfolio managers will use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

In addition to equity securities (such as preferred stocks, convertible securities and warrants), the Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments, as well as access products such as participatory notes. Although the Fund does not expect to invest significantly in derivative instruments, it may do so at any time. The Fund may achieve its exposure to non-U.S. securities either directly or through depository receipts such as American Depositary Receipts (ADRs). In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Smaller Company Risk	• Emerging Markets Risk • Credit and Counterparty Risk • Currency Risk • Derivatives Risk • Focused Investment Risk	• IPO Risk • Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

220	Allianz Multi-Strategy Funds

AllianzGI International Small-Cap Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category International Growth Stocks	Fund Focus Equity securities of smaller non-U.S. companies	Approximate Primary Capitalization Range Less than $5 billion Dividend Frequency At least annually

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations. The Fund currently considers smaller market capitalization companies to be companies with market capitalizations of below $5 billion. The Fund normally invests principally in securities of issuers located outside the United States and allocates its investments among at least eight different countries. The Fund may invest up to 30% of its assets in emerging market securities (but no more than 10% in any one emerging market country). The Fund may invest in initial public offerings (IPOs).

Regional portfolio managers in Europe and Asia collaborate to produce a portfolio that is believed likely to have the best investment opportunities from each of those regions. The allocation of Fund assets among these regions is set from time to time and is expected to be comparable to those in the MSCI World ex USA Small Cap Index. The lead portfolio manager oversees weighting determinations and has discretion to deviate from the regional weights of the MSCI World ex USA Small Cap Index. In making investment decisions for the Fund, the portfolio managers develop forecasts of economic growth, inflation and interest rates that are used to help identify regions and countries that are likely to offer the best investment opportunities. The portfolio managers may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which a company is located. In addition, the portfolio managers ordinarily look for the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or market share; a strong balance sheet; superior management; and differentiated or superior products and services or a steady stream of new products and services. The portfolio managers in each region may approach country, region and security selection in different orders and may weigh the above factors and characteristics differently from one another. Investments are not restricted to companies with a record of dividend payments. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the fund’s investment objectives and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit and Counterparty Risk • Currency Risk • Derivatives Risk • Focused Investment Risk	• IPO Risk • Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	221

AllianzGI Micro Cap Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category Growth Stocks	Fund Focus Micro-capitalization common stocks	Approximate Primary Capitalization Range Similar to Russell Microcap Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of micro-cap companies. The Fund currently defines micro-cap companies as those with market capitalizations comparable to companies included in the Russell Microcap Growth Index (between $4 million and $3.98 billion as of February 28, 2015). The Fund may invest in initial public offerings (IPOs).

The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance and related multiple expansion. Company specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will not be short-lived but rather a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially changes or a more attractive total return candidate is identified. The portfolio managers may consider the capitalization of the Fund’s holdings in making sell decisions.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk	• Credit and Counterparty Risk • Derivatives Risk • Focused Investment Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

222	Allianz Multi-Strategy Funds

AllianzGI Multi-Asset Real Return Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation emphasizing inflation-adjusted returns Fund Category Multi-Asset	Fund Focus Exposure to a combination of commodities, REITS, global resource equities, TIPs	Approximate Primary Capitalization Range All Capitalizations Dividend Frequency Annually

The Fund’s objective is long-term capital appreciation emphasizing inflation-adjusted returns. In seeking to achieve this objective, the Fund focuses on asset classes that are highly correlated to inflation. The portfolio managers believe that the following selected asset classes can provide attractive returns in inflationary environments.

•	Commodities investments can track inflation because commodity prices drive input costs, which in turn influence Consumer Price Index (CPI) changes.

•

Real Estate-related investments, such as securities of real estate-related companies, real estate investment trusts (REITs), real estate operating companies (REOCs) and related instruments and derivatives, can provide a link to inflation (e.g., if property owners are able to raise rents to offset rising input costs.)

•

Global resource equities are linked to inflation because resource-related businesses typically provide productivity-enhancing inputs and generally are able to benefit from rising raw material prices and by including any cost increases associated with inflation to the final costs charged to customers.

•

Treasury Inflation Protected Securities (TIPS) are debt securities with notional amounts that are directly linked to the development of CPI measures. As such, TIPS can be used directly to hedge against inflation.

The portfolio managers believe that they can enhance the Fund’s ability to meet its objective by building a diversified portfolio with multiple asset classes that have different risk and return profiles but are highly correlated to inflation. The Fund mainly invests in active or passive mutual funds, exchange traded funds (ETFs), stocks, fixed income securities, and derivatives. The Fund, as long as it remains small, will gain exposure to the desired asset classes partially through acquired funds. As the Fund grows in size, it will seek to achieve economies of scale by investing to an increasing degree directly in individual securities and other instruments.

The managers may also allocate a portion of the portfolio to emerging market equities and emerging market fixed income securities, and such allocation would be separate from the Fund’s exposure to the current primary asset classes associated with inflation (i.e., TIPS, real estate-related investments, commodities and global resource equities). Emerging market exposure serves the Fund’s investment objective because these economies tend to benefit from rising commodity prices and because investments in emerging markets provide additional portfolio diversity and may present opportunities to generate additional return.

The portfolio managers apply an active asset allocation approach based on their assessments of market cycles, economic cycles, and asset class valuations to enhance the risk and return profile of the Fund. As such, the exposures to the asset classes can vary substantially over time. Further, with the intention of mitigating downside risks, the portfolio managers may decide to reduce the portion of the Fund’s assets invested in its current four major asset classes and raise holdings in cash, cash equivalents and U.S. Treasury bonds. As a consequence of the manager’s asset allocation shifts, the Fund may have a high portfolio turnover rate, which may exceed of 100% per annum.

The Fund’s portfolio managers conduct an active selection process for acquired funds and/or direct investments to gain the intended exposure to the relevant asset classes. The manager has the flexibility to select either (i)“passive” instruments that are chosen for their ability to track a particular asset class in what the portfolio managers believe to be the most effective and cost-efficient manner, (ii)“active” funds that may not track the asset class as tightly but provide the potential to generate return via active security selection (by the managers of such funds) within an asset class, or (iii)direct investments by the Fund in individual securities and other instruments to generate return via active selection within an asset class. The Fund may exit a position if the portfolio managers locate another instrument that offers a more attractive exposure to an asset class or when there is a change in the Fund’s target asset allocation.

The Fund currently intends to gain its commodity exposure principally through acquired funds, but may gain exposure in other ways that the portfolio managers believe are beneficial. The Fund initially intends to gain its principal exposure to global resource equities through acquired funds. As the Fund grows in size, it may increasingly hold individual equity and fixed-income securities (or derivatives on such securities) of global resources companies, which the portfolio managers consider to be companies principally engaged in the

Prospectus	223

AllianzGI Multi-Asset Real Return Fund (continued)

research, development, manufacturing, extraction, distribution, or sale of materials, energy, or goods related to cyclical or commodity industries, such as oil & gas, minerals, base metals, precious metals, chemicals, fertilizers, paper products, coal, alternative energy and steel. The Fund may gain exposure to real estate-related investments and TIPS through acquired funds or through direct investments in these instruments.

The Fund may invest using a “fund of funds” structure, which is a term used to describe mutual funds that pursue their investment objective by investing largely or entirely in other funds. To the extent that the Fund utilizes a “fund of funds” structure, it may invest in certain acquired funds (which may include certain affiliated mutual funds and ETFs sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”) and ETFs, mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”)). The Fund may invest up to 10% of its assets in unaffiliated investment companies.

The Fund may invest in issuers of any capitalization and may participate in initial public offerings (IPOs). The Fund may invest significantly in short-term inflation-linked bonds, emerging market equities, and U.S. government bonds. The Fund may also invest in fixed income securities of any duration as well as high yield or junk bonds. In order to gain exposure to desired asset classes or securities, or for hedging or other investment purposes, the Fund may also utilize foreign currency exchange contracts, options, futures contracts (including stock index and other types of futures), warrants and other derivative instruments. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Allocation Risk • Underlying Fund and Other Acquired Fund Risks • Management Risk • Commodity Risk • Currency Risk • Derivatives Risk	• Emerging Markets Risk • Equity Securities Risk • Fixed Income Risk • Focused Investment Risk • High Yield Risk • Index Risk • Interest Rate Risk • IPO Risk	• Issuer Risk • Liquidity Risk • Market Risk • Non-U.S. Investment Risk • REIT and Real Estate-Related Investment Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

224	Allianz Multi-Strategy Funds

AllianzGI NFJ Emerging Markets Value Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category International Stocks	Fund Focus Equity securities of companies domiciled in emerging market countries	Approximate Primary Capitalization Range Greater than $500 million Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are domiciled in or tied economically to countries with emerging securities markets – that is, countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Most countries with emerging securities markets are located in Asia, Africa, the Middle East, Latin America and Eastern Europe. The Fund may achieve its exposure to non-U.S. equity securities in several ways, including through investing in American Depositary Receipts (ADRs) and other depositary receipts, in addition to direct investments in the securities of non-U.S. issuers. The Fund may also utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments, as well as access products such as participatory notes. Additionally, the Fund may invest in certain eligible Chinese securities (“China A-shares”) listed and traded on the Shanghai Stock Exchange through the Hong Kong – Shanghai Stock Connect (“Stock Connect”) program. Although the Fund does not expect to invest significantly in foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments, it may do so at any time.

In selecting investments for the Fund, the portfolio managers use a value investing style focusing on equity securities of companies whose securities the portfolio managers believe have low valuations, including smaller capitalization securities and real estate investment trusts (REITs). The portfolio managers partition the Fund’s initial selection universe of non-U.S. and U.S. companies for dividend-paying value opportunities across the emerging markets to determine potential holdings for the Fund representing broad diversification by sector, industry, country and issue. The portfolio managers use quantitative factors to screen the Fund’s selection universe, analyzing factors such as price-to-earnings ratios (i.e., share price relative to a company’s earnings), dividend yield, price-to-book ratios (i.e., share price relative to a company’s balance sheet value), price-to-cash-flow ratios (i.e., share price relative to a company’s cash flow). After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 125 to 175 securities for the Fund. The portfolio managers may consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security demonstrates a lower price-to-earnings ratio, a higher dividend yield or other, favorable qualitative metrics.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit and Counterparty Risk • Currency Risk • Derivatives Risk • Focused Investment Risk	• Liquidity Risk • Management Risk • REIT and Real Estate-Related Investment Risk • Turnover Risk

Prospectus	225

AllianzGI NFJ Global Dividend Value Fund

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Global Stocks	Fund Focus Income-producing common stocks of U.S. and non-U.S. companies with potential for capital appreciation	Approximate Primary Capitalization Range In excess of $1 billion Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing primarily in common stocks of U.S. and non-U.S. companies with market capitalizations in excess of $1 billion. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that pay or are expected to pay dividends. The Fund will, under normal circumstances, invest at least 40% of its total assets in non-U.S. securities and at least 25% of its total assets in U.S. securities, and will allocate its investments among securities of issuers located in at least three different countries (which may include the United States). The Fund will normally invest no more than 30% of its total assets in emerging market securities. The Fund may achieve its exposure to non-U.S. equity securities in several ways, including through investing in American Depositary Receipts (ADRs) and other depositary receipts, in addition to direct investments in the securities of non-U.S. issuers. The Fund may also invest a portion of its assets in real estate investment trusts (REITs).

In selecting investments for the Fund, the portfolio managers use a value investing style focusing on equity securities of companies whose securities the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe of U.S. and non-U.S. companies. The portfolio managers classify the Fund’s selection universe by industry (without regard to geographic concentration) in order to determine potential holdings for the Fund representing a broad range of industry groups. Within each industry group, the portfolio managers further narrow the universe by analyzing factors such as price-to-earnings ratios (i.e., share price relative to a company’s earnings), dividend yield, price-to-book ratios (i.e., share price relative to a company’s balance sheet value), price-to-cash-flow ratios (i.e., share price relative to a company’s cash flow) and price momentum (i.e., changes in stock price relative to changes in overall market prices). After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 securities for the Fund. The portfolio managers may consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or other, favorable qualitative metrics.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit and Counterparty Risk • Currency Risk • Focused Investment Risk • Leveraging Risk	• Liquidity Risk • Management Risk • REIT and Real Estate-Related Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

226	Allianz Multi-Strategy Funds

AllianzGI NFJ International Small-Cap Value Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Value Stocks	Fund Focus Undervalued equity securities of non-U.S. companies with small capitalizations	Approximate Primary Capitalization Range Between $500 million and $5 billion Dividend Frequency Annually

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities (such as preferred stocks, convertible securities and warrants) with smaller market capitalizations. The Fund currently considers smaller market capitalization companies to be companies with market capitalization of between $500 million and $5 billion. Under normal circumstances, the Fund expects to invest at least 65% of its net assets in non-U.S. equity securities. The Fund may invest up to 20% of its assets in emerging market securities. The Fund may also achieve its exposure to non-U.S. equity securities through investing in American Depositary Receipts (ADRs).

The portfolio managers seek stocks that are attractively priced, based on their industry relative P/E multiples and dividend yields. The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe are undervalued. The portfolio managers partition the Fund’s selection universe by industry and then identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe, analyzing factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. After narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select securities for the Fund. In addition to common stocks and other equity securities, the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first nine risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Credit and Counterparty Risk	• Currency Risk • Emerging Markets Risk • Smaller Company Risk • Liquidity Risk • Derivatives Risk	• Focused Investment Risk • IPO Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	227

AllianzGI NFJ International Value II Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category International Stocks	Fund Focus Undervalued equity securities of non-U.S. companies with capitalizations greater than $1 billion	Approximate Primary Capitalization Range Greater than $1 billion Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in non U.S. equity securities with market capitalizations greater than $1 billion. The Fund normally invests a significant portion of its assets in securities that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may invest up to 20% of its assets in emerging market securities. The Fund may also achieve its exposure to non-U.S. equity securities through investing in American Depositary Receipts (ADRs). The Fund normally will allocate its investments among securities of issuers located in at least three different countries (which may include the United States).

The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe are undervalued. The portfolio managers partition the Fund’s selection universe by industry to identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. The portfolio managers use quantitative factors to screen the Fund’s selection universe analyzing factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 75 to 125 securities for the Fund. The portfolio managers consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or favorable qualitative metrics.

In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk	• Emerging Markets Risk • Smaller Company Risk • Credit and Counterparty Risk • Currency Risk	• Focused Investment Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

228	Allianz Multi-Strategy Funds

AllianzGI Short Duration High Income Fund

Principal Investments and Strategies	Investment Objective Seeks a high level of current income with lower volatility than the broader high yield market Fund Category Fixed Income Securities	Fund Focus High Yield Bonds and Bank Loans	Credit Quality Minimum 80% of assets rated Ba/BB or below Dividend Frequency Monthly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in debt securities (“junk bonds”) issued by public and private companies, which are rated below investment grade (rated Ba or below by Moody’s or BB or below by S&P or Fitch, or if unrated, determined by the Sub-Adviser to be of comparable quality), while maintaining an average duration of less than three years, and in derivatives and other synthetic instruments that have economic characteristics similar to such debt securities. Derivatives transactions may have the effect of either magnifying or limiting the Fund’s gains and losses. Duration is a measure of the weighted average maturity of cash flows on the bonds held by the Fund and can be used by the portfolio managers as a measure of the sensitivity of the market value of the Fund’s portfolio to changes in interest rates. Generally, the longer the duration of the Fund, the more sensitive its market value will be to changes in interest rates. To illustrate the effects of changes in interest rates on a portfolio with a similar average duration, generally, a portfolio with an average duration of three years would be expected to fall approximately 3% if interest rates rose by one percentage point.

The Fund may invest up to 20% of its assets in bank loans. The Fund may invest up to 20% of its assets in non-U.S. securities, which will typically be U.S. dollar-denominated but may also include securities denominated in non-U.S. currencies.

The Fund invests in high yield securities (“junk bonds”) and bank loans, collecting coupons, and protecting from adverse market conditions, with incremental benefit from capital preservation. The Fund will invest less than 10% of its net assets in securities rated CCC or below by Standard and Poor’s.

The portfolio managers apply a disciplined investment approach, making use of fundamental research, to construct a portfolio for investment. The team’s fundamental research process includes: breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; evaluation of the experience and quality of a company’s management team; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and analysis of the macroeconomic climate. In selecting specific debt instruments for investment, the portfolio managers may look to such factors as the issuer’s creditworthiness, the investment’s yield in relation to its credit quality and the investment’s relative value in relation to the high yield market. The portfolio managers seek to construct a portfolio with lower volatility than the broader high yield market in part through the Fund’s approach to duration and credit quality. The portfolio managers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Fixed Income Risk • High Yield Risk • Market Risk • Issuer Risk	• Interest Rate Risk • Credit and Counterparty Risk • Confidential Information Access Risk • Derivatives Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Smaller Company Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	229

AllianzGI Structured Return Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Options	Fund Focus Equity index options	Approximate Primary Capitalization Range Same as the S&P 500 Index Dividend Frequency At least annually

In pursuing its investment objective of long-term capital appreciation, the Fund combines long equity exposure with an in-the-money short call overlay strategy.

To achieve its long equity exposure, the Fund expects to invest typically in one or more exchange traded funds (ETFs), such as the SPDR® S&P 500® ETF, that are intended to achieve exposure to and approximate the relative weighting of stocks in the S&P 500 Index, which may include real estate investment trusts (REITs). The Fund may also invest in substantially all of the companies included in the S&P 500 Index, seeking to replicate approximately the relative weighting of the stocks in the S&P 500 Index. To the extent the portfolio managers identify efficiencies in achieving exposure to the desired investments through other instruments, the Fund may also invest in stock index futures, other ETFs and other derivative instruments.

Under normal market and other conditions, in addition to the stock portfolio described above, the Fund will employ a strategy of writing (selling) exchange-traded call options or FLEX call options (i.e. listed options that are traded on an exchange, but with customized strike prices and expiration dates) on the S&P 500 Index that are at a strike price below the current market price, typically with an aggregate notional value roughly equal to the full value of the Fund’s stock portfolio. Additionally, under certain circumstances, the portfolio managers may utilize long calls or puts and short or long put or call spreads of exchange-traded or FLEX options on equity and volatility indices, such as the CBOE Volatility Index (VIX), to enhance the portfolio’s return. Option spreads are generally the purchase and sale of options on the same underlying security, index or instrument but may have different strike prices or expiration dates. The number of contracts bought and sold can be different in a spread (normally called a “ratio spread”) or they can be the same. It is the Fund’s intention to normally hold spread positions with different capped returns and maturities to expiration. All options are expected to be held to expiration unless market conditions or redemptions make earlier closeout appropriate or necessary. The Fund may invest in exchange-traded notes (ETNs), including ETNs that provide exposure to market volatility.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in long call options or call option spreads, high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first two risks):

• Market Risk • Fixed Income Risk • Credit and Counterparty Risk • Derivatives Risk	• Focused Investment Risk • Leveraging Risk • Liquidity Risk • Management Risk	• REIT and Real Estate-Related Investment Risk • Turnover Risk • Underlying Funds and Other Acquired Fund Risks

230	Allianz Multi-Strategy Funds

AllianzGI Ultra Micro Cap Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category Growth Stocks	Fund Focus Ultra micro-capitalization common stocks	Approximate Primary Capitalization Range Less than two times the weighted average of Russell Microcap Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of ultra micro-cap companies. The Fund currently defines ultra micro-cap companies as those with market capitalizations less than two times the weighted average of the Russell Microcap Growth Index, i.e., capitalizations less than $1.44 billion as of February 28, 2015. Under normal market conditions, the Fund expects to maintain a weighted average market capitalization below that of the Russell Microcap Growth Index ($720 million as of February 28, 2015). The Fund may invest in initial public offerings (IPOs).

The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance and related multiple expansion. Company specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will not be short-lived but rather a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially changes or a more attractive total return candidate is identified. The portfolio managers may consider the capitalization of the Fund’s holdings in making sell decisions.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk	• Credit and Counterparty Risk • Derivatives Risk • Focused Investment Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	231

AllianzGI U.S. Equity Hedged Fund

Principal Investments and Strategies	Investment Objective Seeks capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions	Fund Category Common Stocks Fund Focus U.S. equity securities	Approximate Primary Capitalization Range Same as the S&P 500 Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of U.S. companies. The Fund may gain exposure to such stocks directly or indirectly. The Fund currently defines “U.S. companies” as those companies that are deemed to be United States companies for purposes of their geographical eligibility for inclusion in the S&P 500 Index, a broad-based index of U.S. stocks. To achieve its long equity exposure, the Fund expects to invest typically in one or more exchange traded funds (ETFs), such as the SPDR® S&P 500® ETF, that are intended to achieve exposure to and approximate the relative weighting of stocks in the S&P 500 Index, which may include real estate investment trusts (REITs). The Fund may also invest in substantially all of the companies included in the S&P 500 Index, seeking to replicate approximately the relative weighting of the stocks in the S&P 500 Index. From time to time, the portfolio managers may deviate from these allocations, for example, during periods immediately following adjustments to the composition of the S&P 500 Index or for purposes of efficient portfolio management. When investing directly in companies included in the S&P 500 Index, the portfolio managers may consider selling a particular position if the security ceases to be included in the S&P 500 Index (either through quarterly rebalancing of the index or otherwise) or if a more attractive means of achieving the same exposure is identified. Because the S&P 500 Index does not incur the types of transaction costs that the Fund bears in connection with rebalancing and responding to cash flows, the Fund’s stock portfolio (regardless of whether through direct or indirect holdings) may consistently underperform the S&P 500 Index. To the extent the portfolio managers identify efficiencies in achieving exposure to the desired investments through other instruments, the Fund may complement direct stock or ETF positions with temporary or medium-term investments in stock index futures, other ETFs and other derivative instruments.

Under normal market and other conditions, in addition to the stock portfolio described above, the Fund seeks to employ a strategy of investing in exchange-traded options or FLEX options (i.e. listed options that are traded on an exchange, but with customized strike prices and expiration dates) that, when paired with the equity portfolio, promote the protection of capital during unfavorable market conditions (the “Index Option Strategy”). The Fund will utilize (buy) equity index put options (long puts) on U.S. equity indexes with the purpose of protecting the Fund from a significant market decline while limiting the cost and interference of this “protection,” and will write (sell) equity index call options (short calls) on U.S. equity indexes to offset some or all of the cost of the put options. Under normal market conditions, the option positions will consist of long puts expiring in roughly equal proportions over longer periods (e.g., the next 12 months), and short call positions expiring over a shorter period (e.g. less than 45 days) with notional value roughly equal to the full value of the Fund’s stock portfolio. The long puts are designed to significantly protect the downside of the Fund’s stock portfolio, which means that the notional value may be roughly equal to or may significantly exceed the full value of the Fund’s stock portfolio. Additionally, under certain circumstances, the portfolio managers may construct paired option positions, or so-called “option spreads,” such as by pairing a long put position with a short put position. Option spreads are generally the purchase and sale of options on the same underlying security, index or instrument but may have different strike prices or expiration dates. The number of contracts bought and sold can be different in a spread (normally called a “ratio spread”) or they can be the same. The Fund may enter into put spreads to seek to capture value from slight market decreases. All options are expected to be held to expiration (unless redemptions require earlier close-out), and strike prices are systematically selected. In pursuing the Index Option Strategy, the Fund generally will not be able to offset the full cost of the “protection” it is seeking and must keep significant cash and cash equivalents available, and therefore the Fund will typically underperform the S&P 500 Index during periods of market increases and slight market decreases.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in long call options or call option spreads, high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

232	Allianz Multi-Strategy Funds

AllianzGI U.S. Equity Hedged Fund (continued)

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Derivatives Risk • Credit and Counterparty Risk	• Focused Investment Risk • Leveraging Risk • Liquidity Risk • Management Risk	• REIT and Real Estate-Related Investment Risk • Turnover Risk • Underlying Fund and Other Acquired Fund Risks

Prospectus	233

AllianzGI U.S. Small-Cap Growth Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category Growth Stocks	Fund Focus Smaller capitalization common stocks	Approximate Primary Capitalization Range Below the highest market capitalization of companies represented in the Russell 2000 Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of U.S. companies with smaller market capitalizations. The Fund currently defines “U.S. companies” as those companies whose securities are traded in U.S. markets and that (i) are organized or headquartered in the United States or (ii) are designated as U.S. companies by commonly recognized market data services. The Fund currently considers smaller market capitalization companies to be companies with market capitalizations that are below the highest market capitalization of companies represented in the Russell 2000 Growth Index (approximately $9.94 billion as of February 28, 2015). The Fund may continue to hold securities of a portfolio company that subsequently appreciates above the smaller market capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in smaller market capitalization stocks at any given time. The Fund may invest in initial public offerings (IPOs).

The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance and related multiple expansion. Company specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will not be short-lived but rather a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially changes or a more attractive total return candidate is identified. The portfolio managers may consider the capitalization of the Fund’s holdings in making sell decisions.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Credit and Counterparty Risk	• Derivatives Risk • Focused Investment Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

234	Allianz Multi-Strategy Funds

Overview of Allianz Target Funds

As described below, the AllianzGI Retirement Income Fund (the “Retirement Income Fund”) targets an allocation of its investments between return-generating assets and defensive assets. The Retirement Income Fund generally maintains a conservative target allocation. This target allocation is expected to remain relatively constant over time, though the Manager and the Sub-Adviser may make adjustments in response to market and other conditions.

The AllianzGI Retirement 2015 Fund, the AllianzGI Retirement 2020 Fund, the AllianzGI Retirement 2025 Fund, the AllianzGI Retirement 2030 Fund, the AllianzGI Retirement 2035 Fund, the AllianzGI Retirement 2040 Fund, the AllianzGI Retirement 2045 Fund, the AllianzGI Retirement 2050 Fund and the AllianzGI Retirement 2055 Fund are sometimes referred to collectively in this Prospectus as the “Target Date Funds.” Together, the Target Date Funds and Retirement Income Fund are referred to collectively in this Prospectus as the “Target Funds.” The asset allocation of each Target Date Fund is adjusted over time to meet the evolving needs of individual investors for after-inflation wealth accumulation and income as they approach and reach retirement. Allocation of investments to return-generating assets and defensive assets is actively managed toward a specific target retirement date, becoming increasingly conservative over time until the target date is reached and the Target Date Fund’s investment strategy closely resembles that of the Retirement Income Fund. It is intended that the target date will be, under normal circumstances, the approximate point in time at which the Target Date Fund reaches its most conservative target allocation.

The Target Funds invest primarily using a “fund of funds” structure, which is a term used to describe mutual funds that pursue their investment objective by investing in other funds. The Target Funds invest primarily in certain affiliated mutual funds and exchange-traded funds (ETFs), which are sponsored by Allianz and PIMCO, and which are called “Underlying Funds” in this Prospectus. The Target Funds may also invest a portion of their assets in ETFs and mutual funds and pooled vehicles other than Underlying Funds (together, “Other Acquired Funds”), and directly in other securities and instruments. Neither the Underlying Funds (other than series of Allianz Funds Multi-Strategy Trust) nor the Other Acquired Funds are offered in this Prospectus. Please see the “Underlying Funds” in this Prospectus for more information about the Underlying Funds. Other important characteristics of the Target Funds are described in the “Summary of the Funds” below, and are discussed in greater detail under “Investment Objectives and Principal Investment Strategies.”

The table below lists the investment objectives and compares certain investment characteristics of the Target Funds. Under “Summary of the Funds” you will find a description of each Target Fund’s investment objective, principal investments and strategies, principal risks and asset allocation strategies and examples of return-generating and defensive assets. Under “Summary of Principal Risks” you will find a discussion of the principal risks of the Target Funds and the Underlying Funds.

Target Fund	Investment Objective	Dividend Frequency	Allocation Strategy	Target	Range
Retirement Income Fund	Seeks current income and, secondarily, capital appreciation	At least quarterly	Return-Generating Asset Classes Defensive Asset Classes	25% 75%	15% to 40% 60% to 85%
Retirement 2015 Fund Retirement 2020 Fund Retirement 2025 Fund Retirement 2030 Fund Retirement 2035 Fund Retirement 2040 Fund Retirement 2045 Fund Retirement 2050 Fund Retirement 2055 Fund	Seeks capital growth and preservation consistent with its asset allocation as the target date in the Fund name approaches, and thereafter current income, and secondarily, capital appreciation	At least annually	Varies according to the number of years remaining to target date

Investors should choose whether to invest in a Target Fund based on personal investment objectives, investment time horizon, tolerance for risk and personal financial circumstances. Generally speaking, historical data suggests that the longer the time horizon, the greater the likelihood that the total return of a portfolio that invests primarily in return-generating securities will be higher than the total return of a portfolio that invests primarily in fixed income instruments. However, a return-generating portfolio is generally subject to higher levels of overall risk and price volatility than a defensive portfolio and is considered to be a more aggressive investment.

Prospectus	235

Overview of Allianz Target Funds (continued)

Based on these assumptions, the Retirement Income Fund might be suitable if you have a short-range time horizon, seek primarily current income, and have a generally low tolerance for risk and volatility. Each Target Fund might be suitable for an investor anticipating retirement, or otherwise planning to begin withdrawing portions of his or her investments, on or about the target date of the Target Fund, as asset allocations of the Target Fund are modified annually with the intent of progressively reducing anticipated risk and volatility as the target date approaches. Note that these assumptions may not be correct depending upon future market conditions, which may differ substantially from historical conditions and the Target Funds may not perform as intended or provide the anticipated balance of risk and returns.

Because each Target Fund utilizes a “fund of funds” structure, your cost of investing in a Target Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a Target Fund, you will indirectly bear fees and expenses charged by the Underlying Funds and Other Acquired Funds in which the Target Fund invests, in addition to directly bearing the Target Fund’s own fees and expenses. In addition, the use of a “fund of funds” structure could affect the timing, amount and character of distributions to you, and therefore may increase the amount of taxes payable by you.

While each Target Fund provides a relatively high level of diversification in comparison to most mutual funds, the Target Funds may not be suitable as a complete investment program. In addition, because multiple Underlying Funds may be managed by the same money manager or have similar investment strategies, each Target Fund’s relative diversification may be somewhat limited. Each Target Fund may invest in any or all of the Underlying Funds, but will not normally invest in every Underlying Fund at any particular time. Each Target Fund may concentrate its investments in a particular Underlying Fund by investing more than 25% of its assets in that Underlying Fund. Moreover, the fact that a Target Fund, Underlying Fund or Other Acquired Fund may have had good performance in the past is no assurance that the value of the Target Fund’s investments will not decline in the future or appreciate at a slower rate.

Investment Objectives of the Funds	The Target Funds listed above are designed to meet the different needs of individual investors for after-inflation wealth accumulation and income.

Retirement Income Fund.  The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its investment objective is to seek current income, and, secondarily, capital appreciation.

Target Date Funds.  Each of the Retirement 2015 Fund, Retirement 2020 Fund, Retirement 2025 Fund, Retirement 2030 Fund, Retirement 2035 Fund, Retirement 2040 Fund, Retirement 2045 Fund, Retirement 2050 Fund and Retirement 2055 Fund follows an asset allocation strategy that is actively managed toward a specific target retirement date, during which time each Target Date Fund seeks after-inflation capital growth and preservation consistent with its asset allocation, becoming increasingly conservative over time. Each such Target Date Fund’s objective will change to seeking current income and, secondarily, capital appreciation, upon reaching the target date in the Target Date Fund name, at which point its investment strategy will closely resemble that of the Retirement Income Fund. It is expected that each of these Target Date Funds will merge into the Retirement Income Fund within 3 years of its target date, provided that the Target Date Fund’s Board of Trustees determines that such a transaction is in the best interest of shareholders.

Principal Investments and Strategies	The Target Funds seek to achieve their investment objectives by investing under normal circumstances primarily in Underlying Funds that are sponsored and managed by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) and/or its affiliates. Potential Underlying Funds currently include all series of Allianz Funds, Allianz Multi-Strategy Funds, PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust, except those that principally employ a “fund-of-funds” strategy. Each Target Fund may invest without limit in Underlying Funds and may invest a significant percentage of its assets in a small number, or even one, of the Underlying Funds.

Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities of all market capitalizations, commodities, real estate, mortgage securities, high yield securities (“junk bonds”), corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. An Underlying Fund or Other Acquired Fund may invest in both return-generating and defensive asset

236	Allianz Multi-Strategy Funds

Overview of Allianz Target Funds (continued)

classes. When computing a Target Fund’s exposure to return-generating and defensive categories, an underlying fund (or a portion of an underlying fund) is assigned to either defensive or return-generating. Underlying funds may be assigned to the defensive category even if that fund holds return-generating securities, as long as the Sub-Adviser judges the overall risk profile of the underlying fund to be consistent with a defensive risk profile in the expected market environment. Over time, the characteristics of certain return-generating or defensive assets may change, so Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Sub-Adviser”) will regularly evaluate whether asset classes should be considered return-generating or defensive. Some classes of assets may include assets with both return-generating and defensive characteristics, such as investment grade corporate bonds; under such circumstances, the Sub-Adviser will determine the assignment of the relevant assets to either defensive or return-generating.

The Target Funds may also invest a portion of their assets in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Target Funds do not currently intend to invest more than 10% of their assets in Other Acquired Funds. The Target Funds may utilize derivative instruments, such as options, forwards or futures contracts and swap agreements to a significant degree, to gain exposure to certain classes of equity securities and Treasury bonds and to hedge its currency exposure, or for other purposes. Each Target Fund may invest up to 10% of its assets in equity index futures and up to 10% of its assets in interest rate futures.

The Target Funds may also invest a significant portion of their assets directly or indirectly in securities and instruments other than Underlying Funds and Other Acquired Funds, subject to any limitations imposed by the Investment Company Act of 1940 and the rules thereunder (the “1940 Act”) or by other applicable law. Such investments may be used as a complement or adjustment to the Target Funds’ exposure to Underlying Funds and Other Acquired Funds, and therefore may from time to time be focused in a limited number of asset classes or investment types. The Target Funds’ investments in a combination of return-generating assets and defensive assets may give them exposure to companies in a broad range of market capitalization ranges and geographic (U.S. and non-U.S.) and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. See “Characteristics and Risks of Securities and Investment Techniques” below.

In response to unfavorable market and other conditions, a Target Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income instruments, cash and cash equivalents. A Target Fund may not achieve its investment objective when it does so.

Asset Allocation Process	Allianz Global Fund Management serves as the investment manager to the Target Funds. Allianz Global Fund Management has retained as Sub-Adviser AllianzGI U.S., an affiliate of Allianz Global Fund Management, to provide a continuous investment program for the Target Funds and select and allocate the Funds’ investments among the Underlying Funds, Other Acquired Funds and/or other investments. AllianzGI U.S. attempts to diversify the Target Funds’ assets broadly among the major asset classes and sub-classes represented by the Underlying Funds and Other Acquired Funds.

The Sub-Adviser constructs the target asset allocations and makes investment decisions for the Target Funds based on a combination of economic analysis, capital markets research and fundamental research including, in the case of Underlying Funds and Other Acquired Funds, detailed evaluation of the managers of such pooled vehicles. In making allocation decisions, the Sub-Adviser follows the three-step asset allocation process described below.

First Step.  The first step is to determine the target allocation of each Target Fund’s assets between defensive and return-generating assets (each as described above). Compared to return-generating assets, defensive assets tend to have lower risk of loss with limited possibility for gain and provide more stable income, whereas return-generating assets tend to have higher long-term total return potential but are subject to higher volatility and risk of loss, compared to defensive assets.

Retirement Income Fund.  The Sub-Adviser allocates investments between return-generating and defensive asset groups according to the targeted risk level of the Retirement Income Fund. Under normal circumstances, the Sub-Adviser will generally seek to maintain an allocation of 25% of the Retirement Income Fund’s assets in return-generating assets and 75% in defensive assets. The Sub-Adviser may cause the Retirement Income Fund to deviate from these allocations, for example, during periods of significant expected performance differential between the two categories. These decisions will normally be within the allocation ranges of 15% to 40% for return-generating assets and 60% to 85% for defensive assets for the Retirement Income Fund.

Prospectus	237

Overview of Allianz Target Funds (continued)

Target Date Funds.  The chart below illustrates AllianzGI U.S.’s schedule of target allocations between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date. The Sub-Adviser developed this schedule using modeling and optimization tools and assumptions of life expectancy, retirement age, savings rates and levels of consumption. Based on the Sub-Adviser’s judgment of current market conditions and other relevant factors, the allocation to defensive and return-generating assets implemented for a Fund may deviate from the target allocation, and in some instances, may deviate from the target allocation for an extended period of time. As previously highlighted, upon reaching the target date in the Target Date Fund’s name, each such Target Date Fund’s objective will change to seeking current income and, secondarily, capital appreciation, at which point the Target Date Fund will reach its most conservative target asset allocation and its investment strategy will closely resemble that of the Retirement Income Fund, which is described above.

The glidepath for the Target Date Funds is currently based on the asset allocations of the Dow Jones Real Return Target Date Indices, which are indices designed to measure the performance of multi-asset-class portfolios and for use as benchmarks for “lifecycle” funds such as the Target Date Funds. In researching the glidepath for the Target Date Funds and making the decision to base the glidepath on a public benchmark, the portfolio managers used data, research and analyses prepared by Risklab, which is a research center operated by an affiliate of the Sub-Adviser and based in Germany. Risklab’s staff includes academic researchers and professionals who focus on matters relating to strategic asset allocation, risk management and quantitative market research. In connection with their continued use of various research tools and services provided by Risklab, the portfolio managers of the Target Date Funds may commission reports that provide quantitative data on expected market returns and correlations, as well as illustrative portfolios based on these numbers. The portfolio managers may, from time to time, direct Risklab to undertake special studies or research projects.

Allocation to Return-Generating Assets and Defensive Assets

Second Step.  In the second step, the Sub-Adviser further divides the Target Funds’ allocations to the return-generating asset group and to the defensive asset group into a number of global asset classes to which the Funds seek to gain economic exposure. For each Fund, the relative weighting of asset classes within the defensive and return-generating groups respectively will vary significantly over time. The table below illustrates the Sub-Adviser’s allocations among different asset classes within the defensive and return-generating categories, as reflected in the Fund’s portfolio as of February 28, 2015. The asset allocation is computed by assigning each underlying investment to the single most representative asset class.

Target Fund’s Asset Allocation as of February 28, 2015

Asset Group	Asset Class	2015	2020	2025	2030	2035	2040	2045	2050	2055	Retirement Income
Defensive	Short-Duration Bonds & Cash	10.5%	10.6%	10.6%	10.3%	9.0%	8.5%	2.9%	0.7%	0.5%	11.3%
	US Core Fixed Income	24.9%	22.4%	21.1%	17.0%	14.3%	12.3%	10.0%	7.2%	5.3%	26.2%
	Non-US Core Bonds	2.5%	2.5%	2.5%	2.5%	2.0%	2.0%	0.0%	0.0%	0.0%	2.5%
	Inflation-Protected Bonds	24.8%	24.0%	20.3%	15.9%	11.6%	5.1%	5.1%	4.5%	4.0%	26.0%

238	Allianz Multi-Strategy Funds

Overview of Allianz Target Funds (continued)

Asset Group	Asset Class	2015	2020	2025	2030	2035	2040	2045	2050	2055	Retirement Income
Return-Generating	US Large Cap Equity	14.9%	15.9%	16.3%	19.4%	22.3%	24.8%	26.9%	28.9%	30.0%	13.8%
	US Small Cap Equity	2.0%	2.7%	3.0%	4.0%	5.7%	6.1%	7.0%	7.6%	8.0%	2.0%
	Developed Non-US Large Cap Equity	7.8%	8.4%	9.5%	11.5%	14.1%	17.8%	21.5%	22.1%	23.1%	6.4%
	Developed Non-US Small/Mid Cap Equity	0.0%	0.0%	2.0%	2.0%	2.0%	2.6%	3.7%	4.0%	4.1%	0.0%
	Emerging Market Equity	3.2%	3.7%	3.8%	5.0%	5.6%	6.3%	7.8%	8.5%	8.5%	3.0%
	Global Fixed-Income	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	Commodity-Related Futures & Equities	3.9%	4.4%	4.9%	5.9%	6.9%	7.6%	8.2%	9.5%	9.6%	3.7%
	Global Real Estate	2.5%	2.5%	2.4%	3.0%	2.9%	3.0%	3.0%	3.0%	2.9%	2.6%
	Alternatives	3.1%	3.0%	3.5%	3.5%	3.5%	4.0%	3.9%	4.1%	4.1%	2.5%

Third Step.  The third step is to assign one or more potential investments to each of the asset classes represented in the Target Funds’ asset allocations. The Sub-Adviser attempts to create portfolios for the Target Funds consisting primarily of Underlying Funds and ETFs using the following key considerations when applicable:

•

Whether an Underlying Fund’s or ETF’s investment strategy corresponds to, or is representative of, an asset class or combination of asset classes included in the asset allocation for each Fund. Some Underlying Funds and ETFs will have exposure to assets in both the return-generating and defensive asset groups.

•	The appropriateness of the risk profile of the Underlying Fund or ETF, relative to each Target Fund’s asset allocation and current market conditions.

•	The Sub-Adviser’s assessment of the ability of the manager of the Underlying Fund to outperform an associated benchmark or peer group.

The Sub-Adviser will determine each Underlying Fund’s and ETF’s specific exposure to the set of asset classes.

Although the steps comprising the asset allocation process are described separately above, the division of the Target Funds’ allocations to the return-generating asset group and to the defensive asset group into a number of global asset classes to which the Funds seek to gain economic exposure in the second step is inextricably linked to the assignment of one or more potential investments to each of the asset classes represented in the Target Funds’ asset allocations in this third step.

The Target Funds may also invest directly in derivatives, equities and equity-related instruments, fixed-income and other instruments, as well as in Other Acquired Funds (other than ETFs), that the Sub-Adviser believes complement the primary fund-of-funds portfolio or to adjust the Target Funds’ overall mix of investments.

Adjustments to Portfolio Allocations	A full review of each Target Date Fund is undertaken at least annually, at which time the Fund’s allocation between return-generating and defensive assets will be reviewed and may be adjusted to reflect that the Fund is now closer to the target retirement date or if the Sub-Adviser chooses to deviate from the target allocation based on market conditions.

The Sub-Adviser may adjust the asset allocation as between different asset classes (e.g., U.S. equities or core fixed income) of any Target Fund at any time, if the Sub-Adviser considers such changes to be necessary or appropriate. Based on its ongoing monitoring of the financial markets, especially in periods that the Sub-Adviser considers to include major market movements or instability, the Sub-Adviser may make frequent changes to the asset allocations.

Matching a Target Date Fund to Investor Needs	The asset allocation of each Target Date Fund is designed to provide an investment that the Sub-Adviser believes is neither overly aggressive nor overly conservative for a typical investor planning to retire, or otherwise to begin withdrawing portions of his or her investments, within a few years of the target date indicated in the Target Date Fund’s name. Generally, if you choose to invest in a Target Date Fund, you should choose a Target Date Fund with a target date that comes close to the year in which you expect to retire. However, you should also consider other factors, such as your age, how your Target Date Fund investment will fit into your overall investment program, and your personal risk tolerance. Choosing a Target Date Fund with an earlier target date in its name represents what is designed to be a more conservative choice, while choosing a Target Date Fund with a later target date represents what is designed to be a more aggressive choice.

Principal Risks	Allocation Risk. Each Target Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds, as well as potentially Other Acquired Funds and/or direct investments in securities and other instruments. A principal risk of investing in a Target Fund is that the Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds, Other Acquired Funds and other instruments will not produce the desired results, and therefore the Target Fund may not achieve its investment objective.

Prospectus	239

Overview of Allianz Target Funds (continued)

Underlying Fund and Other Acquired Fund Risks.  The ability of a Target Fund to achieve its investment objective will depend upon the ability of the Underlying Funds and Other Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying Fund or Other Acquired Fund will be achieved. A Target Fund’s net asset value will fluctuate in response to changes in the net asset values of Underlying Funds and Other Acquired Funds in which the Target Fund invests. The extent to which the investment performance and risks associated with a Target Fund correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which it invests in such Underlying Fund or Other Acquired Fund. Therefore, the principal risks of investing in a Target Fund are closely related to the principal risks associated with the Underlying Funds and Other Acquired Funds and their investments. Because a Target Fund’s allocation among the Underlying Funds will vary, an investment may be subject to any and all of these risks at different times and to different degrees. A Target Fund’s investment in a particular fund may exceed 25% of the Target Fund’s assets. To the extent that a Target Fund invests a significant portion of its assets in such an Underlying Fund or Other Acquired Fund, it will be particularly sensitive to the risks associated with that Underlying Fund or Other Acquired Fund, as applicable. In addition, a Target Fund may be subject to additional risk to the extent that it invests in Other Acquired Funds. Because certain Other Acquired Funds may not be advised by Allianz Global Fund Management or its affiliates, there may be less transparency with respect to management strategy, investments and other matters than is the case with affiliated funds.

Other (Direct) Investment Risk.  To the extent that a Target Fund invests directly in investments other than Underlying Funds or Other Acquired Funds, the value of an investment will be directly related to the investment performance of those investments. Thus, exposure to the principal investment risks of a Target Fund can come either directly or indirectly through Underlying Funds and Other Acquired Funds. Among the principal risks of the Underlying Funds, Other Acquired Funds and other investments, which could adversely affect the net asset value, yield and total return of a Target Fund, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Commodity Risk • Convertible Securities Risk • Credit and Counterparty Risk • Currency Risk • Derivatives Risk • Emerging Markets Risk	• Fixed Income Risk • Focused Investment Risk • High Yield Risk • Index Risk • Interest Rate Risk • IPO Risk • Leveraging Risk • Liquidity Risk • Management Risk	• Mortgage-Related and Other Asset-Backed Risk • Non-U.S. Investment Risk • REIT and Real Estate-Related Investment Risk • Short Selling Risk • Smaller Company Risk • Variable Distribution Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks associated with an investment in a Target Fund and the Underlying Funds, Other Acquired Funds and other investments.

240	Allianz Multi-Strategy Funds

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund and Underlying Fund are summarized in the Fund Summaries and are described in more detail in this section. Each Fund may be subject to additional risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques appearing in bold type below are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund. For Target Date Funds, this also means that there is no guarantee that the Fund will provide adequate income at and/or through an investor’s retirement and it is possible to lose money on an investment in a Target Date Fund near, at, or after the Fund’s target date.

As AllianzGI Global Megatrends Fund (the “Global Megatrends Fund”) and each of the Target Funds intends to invest its assets primarily in shares of the Underlying Funds, the risks of investing in the Global Megatrends Fund and the Target Funds are closely related to the risks associated with the Underlying Funds and their investments. As each of the AllianzGI Emerging Markets Debt Fund (the “Emerging Markets Debt Fund”), AllianzGI Multi-Asset Real Return Fund (the “Multi-Asset Real Return Fund”), AllianzGI Global Allocation Fund (the “Global Allocation Fund”), AllianzGI Global Dynamic Allocation Fund (the “Global Dynamic Allocation Fund” and, together with the Global Allocation Fund, the “Allocation Funds”) and AllianzGI Global Fundamental Strategy Fund (the “Global Fundamental Strategy Fund”) may invest its assets primarily or partially in shares of the Underlying Funds, the risks of investing in those Funds may be closely related to the risks associated with the Underlying Funds and their investments. However, as the Target Funds, Global Megatrends Fund, Allocation Funds, Emerging Markets Debt Fund, Multi-Asset Real Return Fund and Global Fundamental Strategy Fund may also invest their assets directly in stocks or bonds of other issuers and in other instruments, such as forwards, options, futures contracts or swap agreements, they may be directly exposed to certain risks described below. As such, unless stated otherwise, any reference in this section to “Fund” or “Funds” includes all Funds of the Trust and the Underlying Funds.

Each of the Target Funds are generally subject to a different level and amount of risk that is relative to that Fund’s targeted risk exposure (in the case of the Retirement Income Fund) or target date and time horizon (in the case of the Target Date Funds). A Target Date Fund with an earlier target date as specified in its name, or the Retirement Income Fund represents what is designed to be a more conservative choice and tends to have more exposure to fixed income securities and associated risks, while choosing a Target Date Fund with a later target date represents what is designed to be a more aggressive choice that tends to have more exposure to equity securities and associated risks.

The summary is not intended to be exhaustive. For more information about these risks and the securities and investment techniques used by the Underlying Funds, please refer to the Statement of Additional Information (including the summary descriptions of the Underlying Funds contained therein) and the Underlying Funds’ prospectuses. This summary is qualified in its entirety by reference to the prospectuses and statements of additional information of each Underlying Fund, which are available free of charge by telephoning Allianz Funds at 1-800-988-8380 for Class A, Class B, Class C and Class R shares and 1-800-498-5413 for Institutional Class, Class R6, Class P, Administrative Class and Class D shares.

Underlying Fund and Other Acquired Fund Risks	Because the Global Megatrends Fund and each of the Target Funds intends to invest primarily in Underlying Funds and may also invest in Other Acquired Funds, and each of the Allocation Funds, Emerging Markets Debt Fund, Multi-Asset Real Return Fund and Global Fundamental Strategy Fund may invest its assets partially, significantly or primarily in Underlying Funds and may also invest in Other Acquired Funds, the risks associated with investing in these Funds may be closely related to the risks associated with the securities and other investments held by the Underlying Funds and Other Acquired Funds. The AllianzGI Structured Return Fund (the “Structured Return Fund”) and the AllianzGI U.S. Equity Hedged Fund (the “U.S. Equity Hedged Fund”) expect to achieve their exposure to equity securities by investing in Other Acquired Funds, and the risks associated with investing in the Structured Return Fund and the U.S. Equity Hedged Fund may be closely related to the risks associated with the securities and other investments held by such Other Acquired Funds. The ability of each of these Funds to achieve its investment objective will depend upon the ability of the Underlying Funds and Other Acquired Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund or Other Acquired Fund will be achieved.

Prospectus	241

To the extent that a Target Fund, Global Megatrends Fund, Allocation Fund, Emerging Markets Debt Fund, Multi-Asset Real Return Fund, Global Fundamental Strategy Fund, Structured Return Fund, or U.S. Equity Hedged Fund invests in Underlying Funds and/or Other Acquired Funds, each such Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds and/or Other Acquired Funds in which it invests. The extent to which the investment performance and risks associated with each of these Funds correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which each Fund’s assets are allocated from time to time for investment in the Underlying Fund or Other Acquired Fund, which will vary. Each of the Structured Return Fund’s and the U.S. Equity Hedged Fund’s investment in a particular Other Acquired Fund may exceed 25% of its assets. To the extent that either of the Structured Return Fund and/or the U.S. Equity Hedged Fund invests a significant portion of its assets in an Other Acquired Fund, it will be particularly sensitive to the risks associated with that Other Acquired Fund. Each of the Target Funds’, Global Megatrends Fund’s, Allocation Funds’, Emerging Markets Debt Fund’s, Multi-Asset Real Return Fund’s and Global Fundamental Strategy Fund’s investment in a particular Underlying Fund may exceed 25% of its assets. To the extent that a Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund. For more information about the risks associated with Underlying Funds, please see the Trust’s Statement of Additional Information and the Underlying Funds’ prospectuses, which may be obtained free of charge by telephoning the Distributor at 1-800-988-8380 for Class A, Class B, Class C and Class R shares and at 1-800-498-5413 for Institutional Class, Class R6, Class P, Administrative Class and Class D shares.

Allocation Risk	The Global Megatrends Fund’s and each Target Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments according to each Target Fund’s and Global Megatrends Fund’s applicable allocation targets and ranges. The investment performance of each of the Allocation Funds, Emerging Markets Debt Fund, Multi-Asset Real Return Fund and Global Fundamental Strategy Fund may depend upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. A principal risk of investing in each Target Fund, Global Megatrends Fund, Allocation Fund, Emerging Markets Debt Fund, Multi-Asset Real Return Fund and Global Fundamental Strategy Fund is that Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), the Funds’ sub-adviser, will make less than optimal or poor asset allocation decisions and/or that the Sub-Adviser will make less than optimal or poor decisions in selecting the Underlying Funds and other investments in which each Fund invests. AllianzGI U.S. attempts to identify asset classes and sub-classes represented by the Underlying Funds and other investments that will provide consistent, quality performance for each Fund, but there is no guarantee that AllianzGI U.S.’s allocation techniques will produce the desired results. It is possible that AllianzGI U.S. will focus on Underlying Funds and other investments that perform poorly or underperform other available Funds under various market conditions.

You could lose money on your investment in the Funds as a result of these allocation decisions.

Call Risk	An issuer may redeem a fixed-income security before maturity (“call”) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price. If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

China-Related Risk	The Chinese economy is generally considered an emerging and volatile market. Although China has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. As an emerging market, many factors may affect such stability—such as increasing gaps between the rich and poor or agrarian unrest and instability of existing political structures—and may result in adverse consequences to a Fund investing in securities and instruments economically tied to China. A small number of companies represent a large portion of the Chinese market as a whole, and prices for securities of these companies may be very sensitive to adverse political, economic, or regulatory developments in China and other Asian countries, and may experience significant losses in such conditions. The value of Chinese currencies may also vary significantly relative to the U.S. dollar, affecting a Fund’s investments, to the extent the Fund invests in China-related investments.

Historically, China’s central government has exercised substantial control over the Chinese economy through administrative regulation, state ownership, the allocation, expropriation or nationalization of resources, by controlling payment of foreign currency-denominated obligations, by setting monetary policy and by providing preferential treatment to particular industries or companies. The emergence of domestic economic demand is still at an early stage, making China’s economic health largely dependent upon exports. China’s growing trade surplus with the U.S. has increased the risk of trade disputes, which could potentially have adverse effects on China’s management strategy of its currency, as well as on some export-dependent sectors. As China’s economic

242	Allianz Multi-Strategy Funds

and political strength has grown in recent years, it has shown a greater willingness to assert itself militarily in the region. Military or diplomatic moves to resolve any issues could adversely affect the economies in the region.

Despite economic reforms that have resulted in less direct central and local government control over Chinese businesses, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. These activities, which may include central planning, partial state ownership of or government actions designed to substantially influence certain Chinese industries, market sectors or particular Chinese companies, may adversely affect the public and private sector companies in which a Fund invests. Government actions may also affect the economic prospects for, and the market prices and liquidity of, the securities of Chinese companies and the payments of dividends and interest by Chinese companies. In addition, currency fluctuations, monetary policies, competition, social instability or political unrest may adversely affect economic growth in China. The Chinese economy and Chinese companies may also be adversely affected by regional security threats, as well as adverse developments in Chinese trade policies, or in trade policies toward China by countries that are trading partners with China. The economies, industries, and securities and currency markets of the China region may also be adversely affected by slow economic activity worldwide, dependence on exports and international trade, increasing competition from Asia’s other low-cost emerging economies, and environmental events and natural disasters that may occur in China.

Natural disasters such as droughts, floods, earthquakes and tsunamis have affected China in the past, and the region’s economy may be affected by such environmental events in the future. A Fund’s investment in China is, therefore, subject to the risk of such events. In addition, the relationship between China and Taiwan is particularly sensitive, and hostilities between China and Taiwan may present a risk to a Fund’s investments in China.

The greater China region includes mainland China, Hong Kong, Macau and Taiwan, and a Fund’s investments in the region are particularly susceptible to risks in that region. Events in any one country within the region may impact the other countries in the region or the Asia region as a whole. As a result, events in the region will generally have a greater effect on a Fund to the extent that it focuses its investments in the greater China region than if the Fund were more geographically diversified, which could result in greater volatility and losses. Markets in the greater China region can experience significant volatility due to social, regulatory and political uncertainties.

Commodity Risk	A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Confidential Information Access Risk	In managing the AllianzGI Short Duration High Income Fund and the AllianzGI Emerging Markets Debt Fund (for purposes of this section, the “Funds”), AllianzGI U.S. normally will seek to avoid the receipt by the portfolio managers and analysts of material, non-public information (“Confidential Information”) about the issuers of Senior Loans, other bank loans and related investments being considered for acquisition by a Fund or held in a Fund’s portfolio. In many instances, issuers offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s loans. In circumstances when the AllianzGI U.S. portfolio managers and analysts do not receive Confidential Information from these issuers, a Fund may be disadvantaged in comparison to other bank loan investors, including with respect to the price the Fund pays or receives when it buys or sells a bank loan. Further, in situations when a Fund is asked, for example, to grant consents, waivers or amendments with respect to bank loans, AllianzGI U.S.’s ability to assess the desirability of such consents, waivers and amendments may be compromised. For these and other reasons, it is possible that AllianzGI U.S.’s decision not to receive Confidential Information under normal circumstances could adversely affect a Fund’s investment performance.

Notwithstanding its intention generally not to receive Confidential Information with respect to its management of investments in loans, AllianzGI U.S. may from time to time come into possession of confidential information about the issuers of loans that may be held in a Fund’s portfolio. Possession of such information may in some instances occur despite AllianzGI U.S.’s efforts to avoid such possession, but in other instances AllianzGI U.S. may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, AllianzGI U.S.’s ability to trade in these loans for the account of a Fund could potentially be limited by its possession of such information. Such limitation on AllianzGI U.S.’s ability to trade could have an adverse effect on a Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

Prospectus	243

Convertible Securities Risk	Convertible securities are fixed income securities, preferred stocks or other securities that normally pay interest or dividends and are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate (the “conversion price”). To the extent the market price of the underlying stock approaches or is greater than the conversion price, the convertible security’s market value tends to correlate with the market price of the underlying stock and will be subject to the risks affecting equity securities in general. See “Equity Securities Risk” below. To the extent the market price of the underlying stock declines below the conversion price, the value of the convertible security tends to be influenced by the yield of the convertible security. See “Interest Rate Risk” below.

Convertible securities generally offer lower interest or dividend yields than non-convertible fixed income or other securities of similar quality. In the event of a liquidation of the issuing company, holders of convertible securities would generally be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return. The Funds may also invest in synthetic convertible securities, which involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security). Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. See “Derivatives Risk” below.

Credit and Counterparty Risk	A Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending cash collateral) is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings and a Fund holding a fixed income security is subject to the risk that the security’s credit rating will be downgraded. Securities issued by the U.S. Treasury historically have presented minimal credit risk. However, recent events have led to a downgrade in the long-term U.S. credit rating by at least one major rating agency in 2011 due to the rising public debt burden and perception of greater policymaking uncertainty in the U.S. and have introduced greater uncertainty about the ability of the U.S. to repay its obligations. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of the Fund’s investments, to the extent that the Fund has exposure to securities issued by the U.S. Treasury. Credit risk is particularly pronounced for below investment grade securities (also known as “high yield” or “junk” bonds.) See “High Yield Risk.”

Counterparty Risk.  A Fund is also subject to the risk that a counterparty to a derivatives contract, repurchase agreement, a loan of portfolio securities or an unsettled transaction may be unable or unwilling to make timely settlement payments or otherwise honor its obligations to the Fund. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. Counterparty risk may be pronounced during unusually adverse market conditions and may be particularly acute in environments in which financial services firms are exposed to systemic risks of the type evidenced by the 2008 insolvency of Lehman Brothers and subsequent market disruptions.

Currency Risk	Funds that invest directly in foreign (non-U.S.) currencies, or in securities that trade in, or receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s exposure to foreign currencies, including investments in foreign currency-denominated securities, may reduce the returns of the Fund. The local emerging market currencies in which a Fund may be invested from time to time may experience substantially greater volatility against the U.S. dollar than the major convertible currencies of developed countries.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The derivatives that may be used by the Funds are discussed in more detail under “Characteristics and Risks of Securities and Investment Techniques–Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information.

244	Allianz Multi-Strategy Funds

The Funds may (but are not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to gain exposure to issuers, indices, sectors, currencies and/or geographic regions. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. A Fund investing in a derivative instrument could lose more than the principal amount invested, and the use of certain derivatives may subject a Fund to the potential for unlimited loss. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit and counterparty risk and management risk. As a seller of a credit default swap, a Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. See “Leveraging Risk.” Additionally, holding a position in a credit default swap could result in losses if the Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. To the extent a Fund writes call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position. Naked call options have speculative characteristics and the potential for unlimited loss. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may affect the amount, timing or character of distributions payable to, and thus taxes payable by, shareholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. Finally, federal legislation has been recently enacted in the U.S. that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a cleared derivatives transaction, a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Funds will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

Centrally cleared derivative arrangements may be less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, following a period of notice to a Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known.

Emerging Markets Risk	A Fund that invests in non-U.S. securities and/or currencies may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. See “Non-U.S. Investment Risk” below. Non-U.S. investment risk may be particularly high to the extent that a Fund invests in emerging market securities, that is, securities of issuers tied economically to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Certain emerging market countries may impose restrictions on foreign investment and repatriation of investment income and capital. In addition, foreign investors, including the Funds, may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. See “Currency Risk.” Inflation and rapid fluctuations in inflation rates have had, and

Prospectus	245

may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Emerging market securities may trade in more limited volume than comparable securities in developed foreign markets.

Emerging market securities may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security, all of which would negatively affect the Fund’s performance.

In addition, the risks associated with investing in a narrowly-defined geographic area (discussed below under “Non-U.S. Investment Risk” and “Focused Investment Risk”) are generally more pronounced with respect to investments in emerging market countries. For example, to the extent a Fund invests in companies incorporated or doing significant business in China, which may be considered an emerging market, the risks associated with China-related investments may be more pronounced for such Fund. See “China-Related Risk” above. Funds may also be subject to Emerging Markets Risk if they invest in derivatives or other securities or instruments whose value or returns are related to the value or returns of emerging market securities.

The Funds may invest in some emerging markets through trading structures or protocols that subject them to risks such as those associated with illiquidity, custodying assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets. For example, the Funds may invest in certain eligible Chinese securities (“China A-shares”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Hong Kong – Shanghai Stock Connect (“Stock Connect”) program. Stock Connect is a securities trading and clearing program developed by the Hong Kong Stock Exchange (“SEHK”), SSE, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited for the establishment of mutual market access between SEHK and SSE that commenced operations in November 2014. Stock Connect is subject to regulations promulgated by regulatory authorities for both SSE and SEHK and further regulations or restrictions, such as trading suspensions, may adversely affect Stock Connect and the value of the China A-shares held by the Funds. There is no guarantee that the systems required to operate Stock Connect will function properly or will continue to be adapted to changes and developments in both markets or that both exchanges will continue to support Stock Connect in the future. In the event that the relevant systems do not function properly, trading through the Stock Connect program could be disrupted. While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to the aggregate volume on Stock Connect, which may restrict or preclude a Fund’s ability to invest in Stock Connect securities or to enter into or exit trades on a timely basis. In addition, Stock Connect securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with the program’s rules, which may further subject the Funds to liquidity risk with respect to China A-shares. A Fund may be restricted in its ability to dispose of its China A-shares purchased through Stock Connect in a timely manner. As an example, Stock Connect is generally available only on business days when both the SEHK and SSE are open. When either the SEHK or SSE is closed, a Fund will not be able to trade Stock Connect securities at a time that may otherwise be beneficial to trade. Additionally, the SSE may be open at a time when the Stock Connect program is not trading, with the result that prices of China A-shares may fluctuate at times when a Fund is unable to add to or exit its position. Because of the way in which China A-shares are held in Stock Connect, a Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the SSE becomes insolvent. Only certain China A-shares are eligible to be accessed through the Stock Connect program. Such securities may lose their eligibility at any time, in which case they presumably could be sold but could no longer be purchased through the Stock Connect program. Because the Stock Connect program is new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is unknown. Investments in China A-shares may not be covered by the securities investor protection programs of either exchange and, without the protection of such programs, will be subject to the risk of default by the broker. The limitations and risks described above with respect to Stock Connect are specific to that program; however, these and other risks may exist to varying degrees in connection with the Funds’ investments through other trading structures, protocols and platforms in other emerging markets.

Equity Securities Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities may take the form of shares of common stock of a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. Equity securities also include, among other things, preferred stocks, convertible securities and warrants. The value of a company’s

246	Allianz Multi-Strategy Funds

equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. To the extent a Fund invests in equity-related instruments it will also be subject to these risks.

The Funds may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth (growth securities) or that their portfolio managers believe are selling at a price lower than their true value (value securities). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Fixed Income Risk	All of the Funds that invest in fixed income instruments are subject to interest rate risk. Changes in the market values of fixed income instruments are largely a function of changes in the current level of interest rates. The value of a Fund’s investments in fixed income instruments will typically change as the level of interest rates fluctuate. During periods of declining interest rates, the value of fixed income instruments generally rise. Conversely, during periods of rising interest rates, the value of fixed income instruments generally decline.

“Duration” is one measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Accordingly, underlying bond funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than underlying bond funds with shorter average portfolio durations. As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of positive duration. Similarly, as a general rule, if the Fund exhibited a negative duration profile and interest rates declined by 1%, there would be a 1% fall in value for every year of negative duration. Inflation-indexed securities, including Treasury Inflation Protected Securities (TIPs), decline in value when interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income instruments with similar durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Also, some portfolios (e.g., portfolios with mortgage-backed and other prepayable securities) have changing durations and may have increasing durations precisely when that is least advantageous (i.e., when interest rates are rising).

Many Funds, including most of the underlying bond funds, may invest in securities that are particularly sensitive to fluctuations in prevailing interest rates and have relatively high levels of interest rate risk. These include various mortgage-related securities (e.g., the interest-only or “IO” class of a stripped mortgage-backed security) and “zero coupon” securities (fixed income instruments, including certain U.S. Government securities, that do not make periodic interest payments and are purchased at a discount from their value at maturity).

Certain of the Funds may invest in securities issued by U.S. Government agencies or government enterprises. Although some of these securities may be guaranteed as to the payment of principal or interest by the relevant enterprise or agency, others may not be guaranteed, and therefore may be riskier than securities guaranteed by the U.S. Treasury.

Focused Investment Risk

Focusing Fund investments in a small number of issuers, industries, foreign currencies or regions increases risk. Funds that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value. Similarly, certain underlying bond funds may have more risk because they may invest a substantial portion of their assets in bonds of similar projects or from issuers of the same status. Some of those issuers also may present substantial credit or other risks. Diversified Funds that invest in a relatively small number of issuers are subject to similar risks. In addition, certain Funds may be subject to increased risk to the extent they focus their

Prospectus	247

investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area, for example, regional economic risks relating to weather emergencies and natural disasters. Similarly, a Fund that focuses its investments in a certain type of issuer is particularly vulnerable to events affecting such type of issuer. Also, certain Funds may have greater risk to the extent they invest a substantial portion of their assets in a group of related industries (or “sectors”). The industries comprising any particular sector and investments in a particular foreign currency or in a narrowly defined geographic area outside the United States may share common characteristics, are often subject to similar business risks and regulatory burdens, and react similarly to economic, market, political or other developments. Furthermore, certain issuers, industries and regions may be adversely affected by the impacts of climate change on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change. Funds that focus investments of their assets in a particular industry or group of related industries (e.g., the AllianzGI Emerging Markets Consumer Fund) are subject, and have heightened exposure, to the risks factors particular to each such industry as described below and under “Characteristics and Risks of Securities and Investment Techniques—Industry Focus.”

As discussed above, certain Underlying Funds (or Other Acquired Funds) may have more risk because they have a particular geographic or sector focus. An Underlying Fund that holds or obtains exposure to a particular geography, such as Europe or the Far East, may be affected by economic, regulatory or political developments affecting issuers in that geography. Similarly, Underlying Funds (or Other Acquired Funds) that focus their investments in companies that have exposure, directly or indirectly, to a particular sector, such as the eco-sectors or water-related sectors, will be impacted more by events or factors affecting those sectors than if their portfolios were more diversified among a number of unrelated sectors and industries.

Although Global Megatrends Fund and each Target Fund normally invests in a number of different Underlying Funds, to the extent that Global Megatrends Fund or a Target Fund concentrates a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and any investments in which that Underlying Fund concentrates. See “Underlying Funds Risks” above.

Consumer-Related Companies Risk:  The AllianzGI Emerging Markets Consumer Fund focuses its investments in the consumer and consumer-related sectors, which include the consumer staples, consumer discretionary and healthcare industries, will be associated with the risks particular to those sectors, including demographic and product trends, performance of the overall economy, competition, marketing campaigns, environmental factors, government regulation, interest rates, consumer confidence and disposable household income and consumer spending.

The AllianzGI Emerging Markets Consumer Fund may from time to time invest a substantial portion of its assets in these and other industries or sectors, and during those periods will be subject to a greater extent to the risks associated with those industries or sectors.

High Yield Risk	A Fund that invests in high yield securities and unrated securities of similar credit quality (sometimes referred to as “high yield securities” or “junk bonds”) may be subject to greater levels of credit and liquidity risk than a fund that does not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in a Fund that invests in such securities should be considered speculative. The debt instruments of many non-U.S. governments, including their agencies, sub-divisions and instrumentalities, are below investment grade, and are therefore considered high yield instruments.

Index Risk	Because certain Underlying Funds invest in derivatives that are linked to the performance of an index, they will be subject to the risks associated with changes in the applicable index. If the applicable index changes, such a Fund could receive lower interest payments (in the case of a debt-related derivative) or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities will decline in value because of increases in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed

248	Allianz Multi-Strategy Funds

income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

IPO Risk	Securities offered in initial public offerings (IPOs) are subject to many of the same risks of investing in companies with smaller market capitalizations and often to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Issuer Risk	The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services as well as the historical and prospective earnings of the issuer and the value of its assets.

Leveraging Risk	Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives and short sales may also involve leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund’s investment returns, resulting in greater losses.

Liquidity Risk	Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from purchasing or selling such illiquid securities at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain issuer or sector.

Management Risk	Each Fund is subject to management risk because it is an actively managed investment portfolio. The Manager, the Sub-Advisers and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

To the extent the portfolio managers employ quantitative models, whether proprietary or maintained by third parties, there can be no assurance that such models will behave as expected in all market conditions, including due to deviations between expected and actual relationships among variables. Any imperfections, errors, or

Prospectus	249

limitations in such models could affect a Fund’s performance. By necessity, such models make simplifying assumptions that limit their effectiveness. In addition, the computer programming used to construct, or the data employed by, quantitative models may contain errors, which may cause losses for the Fund or reduce performance. In the event third-party models become increasingly costly or unavailable, the portfolio managers may be forced to rely on proprietary models or to reduce or discontinue their use of quantitative models.

The Funds are also subject to the risk that deficiencies in the operational systems or controls of the Manager or another service provider will cause losses for the Funds or hinder Fund operations. For example, trading delays or errors (both human and systemic) could prevent a Fund from purchasing a security expected to appreciate in value. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to Allianz Global Fund Management and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives.

Market Risk	The market prices of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. To the extent a Fund invests substantially in common stocks and/or other equity securities, a principal risk of investing in the Fund is that the investments in its portfolio will decline in value due to factors affecting securities markets generally or particular industries or sectors represented in those markets. The values of securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. They may also decline due to factors that disproportionately affect a particular industry, group of related industries or sector, such as labor shortages or increased production costs and competitive conditions within an industry or sector. The market price of fixed income securities, as well as equity securities and other types of investments, may decline due to changes in interest rates or other factors affecting the applicable markets generally. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in securities markets, multiple asset classes may decline in value simultaneously.

The Funds are subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Funds’ investments. The wars in Iraq and Afghanistan have had a substantial effect on the economies and securities markets of the U.S. and other countries. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Funds. While the U.S. government has honored its credit obligations continuously for the last 200 years, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively impact the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Summary of Principal Risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a market

250	Allianz Multi-Strategy Funds

disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the securities index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

Mortgage-Related and Other Asset- Backed Risk	The Emerging Markets Debt Fund and most of the underlying bond funds may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-related securities may involve special risks relating to unanticipated rates of prepayment on the mortgages underlying the securities. This is known as prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The market for mortgage-backed and other asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

Non-U.S. Investment Risk	A Fund that invests in non-U.S. securities may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of non-U.S. securities are often not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund’s investments in a non-U.S. country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in non-U.S. securities. To the extent that a Fund invests a significant portion of its assets in a particular currency or geographic area, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters. For example, because certain of the Funds may invest more than 25% of their assets in particular countries, these Funds may be subject to increased risks due to political, economic, social or regulatory events in those countries. Adverse developments in certain regions can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, a Fund’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S., which could reduce the return on an investment in a Fund.

REIT and Real Estate-Related Investment Risk	To the extent that a Fund invests in real estate-related investments, such as securities of real estate-related companies, real estate investment trusts (REITs), real estate operating companies (REOCs) and related instruments and derivatives, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. The value of investments in the real estate sector also may be affected by macroeconomic developments, and social and economic trends. To the extent a Fund invests in REITs and/or REOCs, it will also be subject to the risk that a REIT or REOC will default on its obligations or go bankrupt. By investing in REITs and/or REOCs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of such REITs or REOCs.

Short Selling Risk

Short sales may be used by a Fund for investment and risk management purposes, including when a Sub-Adviser anticipates that the market price of securities will decline or will underperform relative to other securities held in the Fund’s portfolio, or as part of an overall portfolio strategy to minimize the effects of market volatility (i.e., a “market neutral” strategy). Short sales are transactions in which the Fund sells a security or other instrument (such as an option forward, futures or other derivative contract) that it does not own. Short exposure with

Prospectus	251

respect to securities or market segments may also be achieved through the use of derivatives, such as futures on indices or swaps on individual securities. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. A Fund may, to the extent permitted by law, engage in short sales where it does not own or have the right to acquire the security (or basket of securities) sold short at no additional cost. A Fund’s loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. The use by a Fund of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that a Fund’s long equity positions will decline in value at the same time that the value of the securities underlying its short positions increase, thereby increasing potential losses to the Fund. If the Fund is required to return a borrowed security at a time when other short sellers are also required to return the same security, a “short squeeze” can occur, and the Fund may be forced to purchase the security at a disadvantageous price. In addition, a Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, the potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. Short selling also involves a form of financial leverage that may exaggerate any losses realized by a Fund that utilizes short sales. See “Leveraging Risk.” Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a Fund. See “Credit and Counterparty Risk.” To the extent a Fund seeks to obtain some or all of its short exposure by using derivative instruments instead of engaging directly in short sales on individual securities, it will be subject to many of the foregoing risks, as well as to those described under “Derivatives Risk” above.

Smaller Company Risk	The general risks associated with investing in equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Companies with medium-sized market capitalizations also have substantial exposure to these risks.

Sustainable Investing Risk	Because AllianzGI Global Sustainability Fund (for purposes of this section, the “Fund”) focuses its investments in companies that the Sub-Adviser believes exhibit strong records with respect to environmental, social, and corporate governance (“ESG”) factors, the Fund may choose to sell, or not to purchase, investments that are otherwise consistent with its investment objective. Environmental performance criteria rate a company’s management of its environmental challenges, including its effort to reduce or offset the impacts of its products and operations. Social criteria measure how well a company manages its impact on the communities where it operates, including its treatment of local populations, its handling of human rights issues, its commitment to philanthropic activities, its record regarding labor-management relations, anti-discrimination policies and practices, employee safety and the quality and safety record of a company’s products, its marketing practices and any involvement in regulatory or anti-competitive controversies. Governance criteria address a company’s investor relations and management practices, including company sustainability reporting, board accountability and business ethics policies and practices.

In general, the application of the Sub-Adviser’s ESG criteria to investments will affect the Fund’s exposure to certain issuers, industries, sectors, regions, and countries; may lead to a smaller universe of investments than other funds that do not incorporate ESG analysis; and may negatively impact the relative performance of the Fund depending on whether such investments are in or out of favor. In addition, the Fund may sell a security based on ESG-related factors when it might otherwise be disadvantageous to do so.

252	Allianz Multi-Strategy Funds

Due to its focus on investing in companies that the Sub-Adviser believes exhibit strong ESG records, the Fund invests in companies that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to various events and other factors. To the extent it focuses a significant portion of its assets in a limited number of issuers, sectors, industries or geographic regions, the Fund is further subject to focused investment risk and is more susceptible to events or factors affecting companies in that particular sector, industry or geographic region. See “Focused Investment Risk.” The Fund may also have focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region. Prolonged drought, floods, weather, disease and other natural disasters, as well as war and political instability, may significantly reduce the ability of companies in such regions to maintain or expand their operations or their marketing efforts in affected countries or geographic regions. See “Non-U.S. Investment Risk” and “Emerging Markets Risk.”

Tax Risk	Income from certain commodity-linked investments does not constitute “qualifying income” to a Fund for purposes of the Fund’s qualification as a regulated investment company for U.S. federal income tax purposes. Income from other commodity-linked investments may not constitute qualifying income. If such income were determined not to constitute qualifying income and were to cause a Fund’s nonqualifying income to exceed 10% of the Fund’s gross income for any year, the Fund would be subject to a tax at the Fund level.

Turnover Risk	A change in the securities held by a Fund is known as “portfolio turnover.” Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed as ordinary income when distributed to individual shareholders), and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Variable Distribution Risk	Because securities held by Emerging Markets Debt Fund and a significant portion of securities held by certain underlying bond funds may have variable or floating interest rates, the amounts of Emerging Markets Debt Fund’s or the underlying bond fund’s periodic distributions to shareholders may, or in the case of certain underlying bonds funds, are expected to, vary with fluctuations in market interest rates. Generally, when market interest rates fall, the amount of the distributions to shareholders will likewise decrease. Because of the nature of distributions received by the underlying stock funds, it is expected that the underlying stock funds, to the extent they make distributions, will make them in varying amounts.

Water-Related Risk	Because the AllianzGI Global Water Fund (for purposes of this section, the “Fund”) focuses its investments in companies that are substantially engaged in water-related activities, events or factors affecting the sector consisting of companies engaged in such activities (the “water-related resource sector”) will have a greater effect on, and may more adversely affect, the Fund than they would with respect to a fund that is more diversified among a number of unrelated sectors and industries.

Companies in the water-related resource sector may be significantly affected by events relating to international political and economic developments, water conservation, the success of exploration projects, commodity prices and tax and other government regulations. There are substantial differences between the water-related, environmental and other regulatory practices and policies in various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. Other economic and market developments that may significantly affect companies in the water-related resource sector include, without limitation, inflation, rising interest rates, fluctuations in commodity prices, raw material costs and other operating costs, and competition from new entrants into the sector.

Companies in the water-related resource sector are susceptible to changes in investment in water purification technology globally, and a slackening in the pace of new infrastructure projects in developing or developed countries may constrain such companies’ ability to grow in global markets. Other reductions in demand for clean water, such as significant decreases in world population or increased availability of potable water in arid regions, may reduce demand for certain products and services provided by companies in the water-related resource sector.

While the water-related resource sector includes established and mature companies, portions of the sector are newly developing and strongly influenced by technological changes. The sector can be significantly affected by the level and volatility of technological change in industries focusing on the quality or availability of or demand for potable and non-potable water. In particular, technological advances can render an existing product, which may account for a substantial portion of a company’s revenue, obsolete. Product development efforts by companies in the sector that are focused on developing newer technologies may not result in viable commercial

Prospectus	253

products, and such companies in the sector typically bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Many companies in the sector are in the early stages of operation and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in companies in the water-related resource sector tends to be considerably more volatile than that of companies in more established sectors and industries.

Due to its focus on the water-related resource sector, the Fund invests in companies that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to various events and other factors. To the extent it focuses a significant portion of its assets in any particular industry within the water-related resource sector, the Fund is further subject to focused investment risk and is more susceptible to events or factors affecting companies in that particular industry. See “Focused Investment Risk.”

The Fund may also have focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region. Prolonged drought, floods, weather, disease and other natural disasters, as well as war and political instability, may significantly reduce the ability of companies in the water-related resource sector to maintain or expand their operations or their marketing efforts in affected countries or geographic regions. See “Non-U.S. Investment Risk” and “Emerging Markets Risk.”

To the extent the Fund invests in companies that derive substantial revenues from activities outside the water-related resource sector, those investments may be significantly affected by developments in other industries in which such companies are active. See “Equity Securities Risk” and “Market Risk.”

Additional Risks of Investing in the Funds	In addition to the risks described above, certain of the Funds are newly or relatively recently formed and therefore have limited or no history for investors to evaluate. Certain Funds have recently changed investment strategies and/or portfolio management personnel, and they would not necessarily have achieved the same performance results if the current strategies had been followed and/or the current personnel had been in place. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

254	Allianz Multi-Strategy Funds

Underlying Funds and Other Acquired Funds

Because Global Megatrends Fund and each of the Target Funds intends to invest its assets primarily in Underlying Funds, and each of the Allocation Funds, Emerging Markets Debt Fund, Multi-Asset Real Return Fund and Global Fundamental Strategy Fund may invest its assets significantly or primarily in Underlying Funds, the following provides a general description of the main investments of, and other information about, the Underlying Funds. Some of the Underlying Funds invest primarily in equity securities while others invest primarily fixed income instruments. Some Underlying Funds invest in both equity and fixed income instruments, and many Underlying Funds may invest in derivatives and other instruments. The fact that an Underlying Fund invests primarily in equity securities, fixed income instruments and/or other securities and instruments is not necessarily determinative of whether the Underlying Fund is categorized as investing primarily in “return-generating” assets or “defensive” assets.

At the discretion of Allianz Global Fund Management and without shareholder approval (though subject to any applicable Fund-specific investment restrictions), the Target Funds, Global Megatrends Fund, Allocation Funds, Emerging Markets Debt Fund, Multi-Asset Real Return Fund and Global Fundamental Strategy Fund may invest in additional funds of the Trust, Allianz Funds, PIMCO Equity Series, PIMCO ETF Trust, PIMCO Funds or other affiliated and non-affiliated funds created in the future. The Trust and Allianz Funds are advised by Allianz Global Fund Management. The PIMCO Equity Series, PIMCO ETF Trust and PIMCO Funds are advised by Pacific Investment Management Company LLC (“PIMCO”). PIMCO is affiliated with Allianz Global Fund Management, and is an indirect subsidiary of Allianz Asset Management of America L.P. (“Allianz”). For a more complete description of an Underlying Fund, please see the Statement of Additional Information and such Underlying Fund’s prospectuses, which are available free of charge by telephoning the Distributor at the numbers below.

The portfolio managers of each of the Target Funds, Global Megatrends Fund, each of the Allocation Funds, Emerging Markets Debt Fund, Multi-Asset Real Return Fund and Global Fundamental Strategy Fund may at times be restricted from trading in shares of the Underlying Funds due to a portfolio manager’s possession of certain nonpublic information relating to the Underlying Funds. Such a restriction could prevent a portfolio manager from rebalancing or reallocating Fund assets at desired times.

Summary Description of Underlying Funds	The following provides a concise description of the investment objectives, main investments and other information about each Underlying Fund. The information and tables below list the Underlying Funds in alphabetical order according to the trust of which each Underlying Fund is a series, without regard to the investment strategy the Underlying Fund employs. For additional discussion of the investments and strategies that may be employed by the Funds and the Underlying Funds, see “Principal Investments and Strategies of Each Fund” above or “Characteristics and Risks of Securities and Investment Techniques” below. For more information about these funds, please see the applicable prospectus and Statement of Additional Information. A more complete description of these underlying funds may be found in the prospectuses and Statements of Additional Information of each applicable fund, which are available free of charge by calling the numbers below:

Allianz Funds and Allianz Funds Multi-Strategy Trust:
(Class A, Class B, Class C and Class R shares)	1-800-988-8380
(Institutional Class, Class R6, Class P, Administrative Class and Class D shares)	1-800-498-5413
PIMCO Funds and Equity Series Institutional:	800-927-4648
PIMCO Funds and Equity Series Retail:	800-426-0107
PIMCO ETF Trust:	888-400-4383

	Allianz Fund	Investment Objective	Fund Focus	Approximate Primary Capitalization Range
Allianz Funds	AllianzGI Emerging Markets Opportunities	Maximum long-term capital appreciation	Emerging market stocks	All capitalizations
	AllianzGI Focused Growth	Long-term capital appreciation	Larger capitalization common stocks	$1 billion or more
	AllianzGI Global Natural Resources	Long-term capital appreciation	Equity securities of U.S. and non-U.S. natural resources companies	All capitalizations

Prospectus	255

Allianz Fund	Investment Objective	Fund Focus	Approximate Primary Capitalization Range
AllianzGI Global Small-Cap	Long-term capital appreciation	Equity securities of smaller capitalization U.S. and non-U.S. issuers	Weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the MSCI World Small-Cap Index
AllianzGI Health Sciences Fund	Long-term capital appreciation	Equity securities of health sciences-related companies	All capitalizations
AllianzGI Income & Growth	Total return comprised of current income, current gains and capital appreciation	Combination of common stocks and other equity securities, debt securities and convertible securities	All capitalizations
AllianzGI International Managed Volatility	Maximum long-term capital appreciation	Companies located in developed countries represented in the MSCI EAFE Index	All capitalizations
AllianzGI Mid-Cap	Long-term capital appreciation	Medium capitalization equity securities	Same as the Russell Midcap Growth Index
AllianzGI NFJ All-Cap Value	Long-term growth of capital and income	Undervalued common stocks in a broad range of capitalizations	All capitalizations
AllianzGI NFJ Dividend Value	Long-term growth of capital and income	Income producing common stocks with potential for capital appreciation	Greater than $3.5 billion
AllianzGI NFJ International Value	Long-term growth of capital and income	Undervalued equity securities of non-U.S. companies with capitalizations greater than $1 billion	Greater than $1 billion
AllianzGI NFJ Large-Cap Value	Long-term growth of capital and income	Undervalued large capitalization common stocks	Market capitalizations that equal or exceed the market capitalization of the 400th largest company represented in the Russell 1000 Index
AllianzGI NFJ Mid-Cap Value	Long-term growth of capital and income	Undervalued medium capitalization common stocks	At least $3 billion and up to the largest company held in the Russell Midcap Index
AllianzGI NFJ Small-Cap Value	Long-term growth of capital and income	Undervalued small capitalization common stocks	Between $100 million and $4 billion
AllianzGI Opportunity	Capital appreciation; no consideration is given to income	Smaller capitalization common stocks	Less than $2 billion

256	Allianz Multi-Strategy Funds

	Allianz Fund	Investment Objective	Fund Focus	Approximate Primary Capitalization Range
	AllianzGI Small-Cap Blend	Long-term capital appreciation	Equity securities of smaller and micro capitalization U.S. issuers	Smaller than the largest company in the Russell 2000 Index
	AllianzGI Technology	Long-term capital appreciation	Equity securities of U.S. and non-U.S. technology-related companies	Greater than $500 million
	AllianzGI U.S. Managed Volatility	Long-term capital appreciation	U.S. large-cap equity securities	Same as the Russell 1000 Index
Allianz Funds Multi-Strategy Trust	AllianzGI Behavioral Advantage Large Cap	Long-term capital appreciation	Large capitalization U.S. common stocks	Large-Capitalization (in the top 1,000 U.S. stocks based on market capitalization)
	AllianzGI Best Styles Emerging Markets Equity	Long-term capital appreciation	Emerging markets equity securities	All capitalizations
	AllianzGI Best Styles Global Equity	Long-term capital appreciation	Global Equity Securities	All capitalizations
	AllianzGI Best Styles International Equity	Long-term capital appreciation	Equity securities of non-U.S. companies	All capitalizations
	AllianzGI Best Styles U.S. Equity	Long-term capital appreciation	U.S. equity securities	All capitalizations
	AllianzGI China Equity	Long-term capital appreciation	Equity securities of Chinese companies	All capitalizations
	AllianzGI Convertible(1)	Maximum total return, consisting of capital appreciation and current income	Convertible securities	All capitalizations
	AllianzGI Emerging Markets Consumer	Long-term capital appreciation	Emerging markets consumer-related securities	All capitalizations
	AllianzGI Emerging Markets Small-Cap	Long-term capital appreciation	Emerging markets small-cap securities	Comparable to those of companies included in the MSCI Emerging Markets Small Cap Index
	AllianzGI Europe Equity Dividend	Long-term capital appreciation	Income-producing common stocks of European companies	All capitalizations
	AllianzGI Global Managed Volatility	Long-term capital appreciation	Global All Cap Equity securities	All capitalizations
	AllianzGI Global Sustainability	Long-term capital appreciation	Global Equity Securities	All capitalizations
	AllianzGI Global Water	Long-term capital appreciation	Equity securities of water-related companies worldwide	All capitalizations
	AllianzGI High Yield Bond(2)	High level of current income and capital growth	Higher yielding fixed income securities	N/A
	AllianzGI International Growth	Long-term capital appreciation	Non-U.S. companies with potential for long-term growth	All capitalizations

Prospectus	257

Allianz Fund	Investment Objective	Fund Focus	Approximate Primary Capitalization Range
AllianzGI International Small-Cap	Maximum long-term capital appreciation	Equity securities of smaller non-U.S. companies	Less than $5 billion
AllianzGI Micro Cap	Maximum long-term capital appreciation	Micro-capitalization common stocks	Similar to Russell Microcap Growth Index
AllianzGI NFJ Emerging Markets Value	Long-term capital appreciation.	Equity securities of companies domiciled in emerging market countries	Greater than $500 million
AllianzGI NFJ Global Dividend Value	Long-term growth of capital and income	Income producing common stocks of U.S. and non-U.S. companies with potential for capital appreciation	In excess of $1 billion
AllianzGI NFJ International Small-Cap Value	Long-term capital appreciation	Undervalued equity securities of non-U.S. companies with small capitalizations	Between $500 million and $5 billion
AllianzGI NFJ International Value II	Long-term capital appreciation	Undervalued equity securities of non-U.S. companies with capitalizations greater than $1 billion	Greater than $1 billion
AllianzGI Short Duration High Income	High level of current income with lower volatility than the broader high yield market	High yield bonds and bank loans	N/A
AllianzGI Ultra Micro Cap	Maximum long-term capital appreciation	Ultra micro-capitalization common stocks	Less than two times the weighted average of Russell Microcap Growth Index
AllianzGI U.S. Small-Cap Growth	Maximum long-term capital appreciation	Smaller capitalization common stocks	Below the highest market capitalization of companies represented in the Russell 2000 Growth Index
(1)	The AllianzGI Convertible Fund normally invests at least 80% of its net assets in U.S. securities that are convertible into common stock.
(2)

The AllianzGI High Yield Bond Fund normally invests at least 80% of its net assets in high yield securities (“junk bonds”), which are fixed income securities rated below investment grade or unrated and determined to be of similar quality

	PIMCO Equity Series Fund	Investment Objective	Fund Focus	Approximate Primary Capitalization Range
PIMCO Equity Series	PIMCO EqS Global Dividend	Current income exceeding average yield on global stocks and secondarily, long-term capital appreciation	Equity securities of attractively valued issuers that currently pay dividends	All capitalizations
	PIMCO EqS Emerging Markets	Capital appreciation	Diversified portfolio of investments economically tied to emerging market countries	All capitalizations
	PIMCO EqS Long/Short	Long-term capital appreciation.	Long and short exposure to equity securities	All capitalizations
	PIMCO EqS Pathfinder	Capital appreciation	Equity securities of issuers that PIMCO believes are undervalued	All capitalizations

258	Allianz Multi-Strategy Funds

	PIMCO Fund	Investment Objective	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO Funds	PIMCO California Intermediate Municipal Bond	High current income exempt from federal and California income tax. Capital appreciation is a secondary objective.	Intermediate maturity municipal securities (exempt from federal and California income tax)	3–7 years	B to Aaa; max 10% below Baa	0%
	PIMCO California Municipal Bond	High current income exempt from federal and California income tax.	Municipal securities (exempt from federal and California income tax)	7–12 years	B to Aaa; max 10% of total assets below Baa	0%
	PIMCO California Short Duration Municipal Income	Maximum total return, consistent with preservation of capital and prudent investment management.	Short to intermediate maturity municipal securities (exempt from federal and California income tax)	≤3 years	Caa to Aaa; max 10% of total assets below Baa	0%
	PIMCO Commodities PLUSTM Strategy	Total return which exceeds that of its benchmark, consistent with prudent investment management.	Commodity-linked derivative instruments backed by an actively managed low volatility bond portfolio	≤1 year	Baa to Aaa; max 10% of total assets below A	0–10%(4)
	PIMCO Commodities PLUSTM Short Strategy	Total return which exceeds that of the inverse return of its benchmark, consistent with prudent investment management.	Commodity-linked derivative instruments backed by an actively managed low volatility bond portfolio	≤1 year	Baa to Aaa; max 10% of total assets below A	0–10% of total assets(5)
	PIMCO Commodity-RealReturn Strategy®	Maximum real return consistent with prudent investment management.	Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments	≤10 years	B to Aaa; max 10% of total assets below Baa	0–30% of total assets(3)

Prospectus	259

PIMCO Fund	Investment Objective	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO Convertible	Maximum total return, consistent with prudent investment management.	Convertible securities	N/A	Max 20% of total assets below B	0–30% of total assets
PIMCO Credit Absolute Return	Maximum total return, consistent with preservation of capital and prudent investment management.	Broad range of fixed income investments	0 to 6 years	Max 50% of total assets below B–	No limitation(3)
PIMCO Dividend and Income Builder	Provide current income that exceeds the average yield on global stocks, and to provide a growing stream of income per share over time. The Fund’s secondary objective is to seek to provide long-term capital appreciation.	Diversified portfolio of income producing assets	N/A	N/A	No Limitation
PIMCO Emerging Markets Currency	Maximum total return, consistent with preservation of capital and prudent investment management.	Currencies or fixed income instruments denominated in currencies of non-U.S. countries	≤2 years	Max 15% of total assets below B	≥80% of assets
PIMCO Diversified Income	Maximum total return, consistent with preservation of capital and prudent investment management.	Investment grade corporate, high yield and emerging market fixed income instruments	3–8 years	Max 10% below B	No limitation
PIMCO Emerging Local Bond	Maximum total return, consistent with preservation of capital and prudent investment management.	Fixed income instruments denominated in currencies of non-U.S. countries	+/– 2 years of its benchmark	Max 15% of total assets below B	≥80% of assets

260	Allianz Multi-Strategy Funds

PIMCO Fund	Investment Objective	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO Emerging Markets Corporate Bond	Maximum total return, consistent with preservation of capital and prudent investment management.	Diversified portfolio of fixed income instruments economically tied to emerging market countries	+/– 2 years of its benchmark	Max 20% of total assets below Ba	No limitation
PIMCO Emerging Markets Bond	Maximum total return, consistent with preservation of capital and prudent investment management.	Emerging market fixed income instruments	+/– 2 years of its benchmark	Max 15% of total assets below B	≥80% of assets(6)
PIMCO EM Fundamental IndexPLUSTM AR Strategy	Total return which exceeds that of its benchmarks.	Enhanced RAFI® Emerging Markets Strategy Index® derivatives backed by a portfolio of fixed income instruments	(–3) to 8 years	B to Aaa; max 20% of total assets below Baa(7)	No limitation(8)
PIMCO EMG Intl Low Volatility RAFI®-Plus AR	Total return which exceeds that of its benchmark.	RA Emerging Markets Low Volatility Equity Income Index derivatives backed by a portfolio of fixed income instruments	(–3) to 8 years	B to Aaa; max 20% of total assets below Baa(7)	No Limitation(8)
PIMCO Extended Duration	Maximum total return, consistent with prudent investment management.	Long-term maturity fixed income instruments	+/– 3 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets(3)
PIMCO Floating Income	Maximum current yield consistent with prudent investment management.	Variable and floating-rate fixed income instruments and their economic equivalents	≤1 year	Caa to Aaa; max 10% of total assets below B	No limitation
PIMCO Foreign Bond (Unhedged)	Maximum total return, consistent with preservation of capital and prudent investment management.	Intermediate maturity non-U.S. fixed income instruments	+/– 3 years of its benchmark	B to Aaa; max 10% of total assets below Baa(7)	No limitation

Prospectus	261

PIMCO Fund	Investment Objective	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO Foreign Bond (U.S. Dollar-Hedged)	Maximum total return, consistent with preservation of capital and prudent investment management.	Intermediate maturity hedged non-U.S. fixed income instruments	+/– 3 years of its benchmark	B to Aaa; max 10% of total assets below Baa(7)	No limitation(3)
PIMCO Fundamental Advantage Absolute Return Strategy	Maximum total return, consistent with prudent investment management.	Long exposure to Enhanced RAFI® U.S. Large Index hedged by short exposure to S&P 500 Index, backed by a portfolio of fixed income instruments	(–3) to 8 years	B to Aaa; max 20% of total assets below Baa(7)	No limitation(3)
PIMCO Fundamental IndexPLUS® AR	Total return which exceeds that of its benchmark	Enhanced RAFI® U.S. Large Index derivatives backed by a portfolio of fixed income instruments	(–3) to 8 years	B to Aaa; max 20% of total assets below Baa(7)	No limitation(3)
PIMCO Global Advantage® Strategy Bond	Total return which exceeds that of its benchmarks, consistent with prudent investment management.	U.S. and non-U.S. fixed income instruments	≤8 years	Max 15% of total assets below B	No limitation
PIMCO Global Bond (Unhedged)	Maximum total return, consistent with preservation of capital and prudent investment management.	U.S. and non-U.S. intermediate maturity fixed income instruments	+/– 3 years of its benchmark	B to Aaa; max 10% of total assets below Baa(7)	No limitation
PIMCO Global Bond (U.S. Dollar Hedged)	Maximum total return, consistent with preservation of capital.	U.S. and hedged non-U.S. intermediate maturity fixed income instruments	+/– 3 years of its benchmark	B to Aaa; max 10% of total assets below Baa(7)	No limitation(3)
PIMCO GNMA	Maximum total return, consistent with preservation of capital and prudent investment management.	Short and intermediate maturity mortgage-related fixed income securities issued by the Government National Mortgage Association	1–7 years	Baa to Aaa; max 10% of total assets below Aaa	0%

262	Allianz Multi-Strategy Funds

PIMCO Fund	Investment Objective	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO Government Money Market	Maximum current income, consistent with preservation of capital and daily liquidity.	U.S. government securities	≤60 days dollar-weighted average maturity	Min 97% of total assets Prime1; ≤3% of total assets Prime 2	0%
PIMCO High Yield	Maximum total return, consistent with preservation of capital and prudent investment management.	Higher yielding fixed income securities	+/– 1 year of its benchmark	Min 80% of assets below Baa; max 20% of total assets Caa or below	0–20% of total assets(3)
PIMCO High Yield Municipal Bond	High current income exempt from federal income tax. Total return is a secondary objective.	Intermediate to long-term maturity high yield municipal securities (exempt from federal income tax)	4–11 years	No limitation	0%
PIMCO High Yield Spectrum	Maximum total return, consistent with prudent investment management.	High yielding fixed income securities	+/– 1 year of its benchmark	Min 80% of assets below Baa	No limitation(9)
PIMCO Income	Maximize current income. Long-term capital appreciation is a secondary objective.	Broad range of fixed income instruments	0–8 years	Caa to Aaa; max 50% of total assets below Baa(10)	No limitation(11)
PIMCO International Fundamental IndexPLUS® AR Strategy	Total return which exceeds that of its benchmark.	Enhanced RAFI® Institutional Large Index derivatives backed by a portfolio of fixed income instruments	(–3) to 8 years	B to Aaa; Max 20% of total assets below Baa(7)	No limitation(8)
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	Total return which exceeds that of its benchmark index consistent with prudent investment management.	Non-U.S. equity derivatives (hedged to U.S. dollars) backed by a portfolio of fixed income instruments.	(–3) to 8 years	B to Aaa; max 20% of total assets below Baa(7)	No limitation(3)(8)

Prospectus	263

PIMCO Fund	Investment Objective	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO International StocksPLUS® AR Strategy (Unhedged)	Total return which exceeds that of its benchmark index consistent with prudent investment management.	Non-U.S. equity derivatives backed by a portfolio of fixed income instruments	(–3) to 8 years	B to Aaa; max 20% of total assets below Baa(7)	No limitation(8)
PIMCO Intl Low Volatility RAFI®-Plus AR	Total return which exceeds that of its benchmark.	RA International Low Volatility Equity Income Index derivatives backed by a portfolio of fixed income instruments	(–3) to 8 years	B to Aaa; max 20% of total assets below Baa(7)	No Limitation(8)
PIMCO Investment Grade Corporate Bond	Maximum total return, consistent with preservation of capital and prudent investment management.	Corporate fixed income securities	+/– 2 years of its benchmark	B to Aaa; max 15% of total assets below Baa	0–30% of total assets(3)
PIMCO Long Duration Total Return	Maximum total return, consistent with prudent investment management.	Long-term maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets(3)
PIMCO Long-Term Credit	Total return which exceeds that of its benchmark, consistent with preservation of capital and prudent investment management.	Long-term maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; maximum 20% of total assets below Baa	0–30% of total assets(3)
PIMCO Long-Term U.S. Government	Maximum total return, consistent with preservation of capital and prudent investment management.	Long-term maturity fixed income securities	≥8 years	A to Aaa; max 25% Aa; max 10% A	0%
PIMCO Low Duration	Maximum total return, consistent with preservation of capital and prudent investment management.	Short maturity fixed income instruments	1–3 years	B to Aaa; max 10% of total assets below Baa	0–30% of total assets(3)

264	Allianz Multi-Strategy Funds

PIMCO Fund	Investment Objective	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO Low Duration II	Maximum total return, consistent with preservation of capital and prudent investment management.	Short maturity fixed income instruments with quality and non-U.S. issuer restrictions	1–3 years	A to Aaa	0%
PIMCO Low Duration III	Maximum total return, consistent with preservation of capital and prudent investment management.	Short maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	1–3 years	B to Aaa; max 10% of total assets below Baa	0–30% of total assets(3)
PIMCO Low Volatility RAFI®-Plus AR	Total return which exceeds that of its benchmark.	RA US Low Volatility Equity Income Index derivatives backed by a portfolio of fixed income instruments	(–3) to 8 years	B to Aaa; max 20% of total assets below Baa(7)	No Limitation(8)
PIMCO Moderate Duration	Maximum total return, consistent with preservation of capital and prudent investment management.	Short and intermediate maturity fixed income securities	+/– 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets(3)
PIMCO Money Market	Maximum current income, consistent with preservation of capital and daily liquidity.	Money market instruments	≤60 days dollar-weighted average maturity	Min 97% of total assets rated Prime1; ≤3% of total assets rated Prime2	0%
PIMCO Mortgage-Backed Securities	Maximum total return, consistent with preservation of capital and prudent investment management.	Short and intermediate maturity mortgage-related fixed income instruments	1–7 years	Baa to Aaa; max 10% of total assets below Aaa	0%
PIMCO Mortgage Opportunities	Maximum long-term return, consistent with prudent investment management.	Mortgage-related assets	(–1) to 8 years	Max 50% of total assets Caa or higher(12)	No limitation

Prospectus	265

PIMCO Fund	Investment Objective	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO Municipal Bond	High current income exempt from federal income tax, consistent with preservation of capital. Capital appreciation is a secondary objective.	Intermediate to long-term maturity municipal securities (exempt from federal income tax)	3–12 years	Ba to Aaa; max 10% of total assets below Baa	0%
PIMCO National Intermediate Municipal Bond	Maximum tax exempt income.	Municipal securities (exempt from federal income tax)	3–9 years	Ba to Aaa; max 10% of total assets below Baa	0%
PIMCO New York Municipal Bond	High current income exempt from federal and New York income tax. Capital appreciation is a secondary objective.	Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax)	3–12 years	B to Aaa; max 10% of total assets below Baa	0%
PIMCO RealEstate-RealReturn Strategy	Maximum real return consistent with prudent investment management.	Real estate-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments	≤10 years	B to Aaa; max 10% of total assets below Baa	0–30% of total assets(3)
PIMCO Real Return	Maximum real return, consistent with preservation of capital and prudent investment management.	Inflation-indexed fixed income instruments	+/– 3 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets(3)
PIMCO Real Return Asset	Maximum real return, consistent with prudent investment management.	Inflation-indexed fixed income securities	+/– 4 years of its benchmark	B to Aaa; max 20% of total assets below Baa	0–30% of total assets(3)
PIMCO Senior Floating Rate	A high level of current income, consistent with prudent investment management.	Portfolio of senior secured loans, senior corporate debt and other senior fixed income instruments	+/– 1 year of its benchmark	Max 5% of total assets below Caa	0–20% of total assets(13)
PIMCO Short Asset Investment	Maximum current income, consistent with daily liquidity.	Short maturity fixed income instruments	≤1.5 years	Baa to Aaa	0%

266	Allianz Multi-Strategy Funds

PIMCO Fund	Investment Objective	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO Short Duration Municipal Income	High current income exempt from federal income tax, consistent with preservation of capital.	Short to intermediate maturity municipal securities (exempt from federal income tax)	≤3 years	Baa to Aaa	0%
PIMCO Short-Term	Maximum current income, consistent with preservation of capital and daily liquidity.	Money market instruments and short maturity fixed income instruments	≤1 year	B to Aaa; max 10% of total assets below Baa	0–10% of total assets(3)
PIMCO Small Cap StocksPLUS® AR Strategy	Total return which exceeds that of the Russell 2000® Index.	Russell 2000® Index derivatives backed by a diversified portfolio of fixed income instruments	(–3) to 8 years	B to Aaa; max 20% of total assets below Baa(7)	No Limitation(3)
PIMCO Small Company Fundamental IndexPLUS® AR Strategy	Total return which exceeds that of its benchmark.	Enhanced RAFI® Small Company Fundamental Index derivatives backed by a portfolio of fixed income instruments	(–3) to 8 years	B to Aaa; max 20% of total assets below Baa(7)	No limitation(8)
PIMCO StocksPLUS®	Total return which exceeds that of the S&P 500 Index.	S&P 500 Index derivatives backed by a portfolio of short-term fixed income instruments	≤ 1 year	B to Aaa; max 10% of total assets below Baa(7)	0–30% of total assets(3)
PIMCO StocksPLUS® Long Duration	Total return which exceeds that of its benchmarks consistent with prudent investment management.	S&P 500 Index derivatives backed by a portfolio of actively managed long-term fixed income instruments	+/– 2 years of Barclays Capital Long-Term Government/ Credit Index(17)	B to Aaa; max 10% of total assets below Baa	0–30% of total assets(3)
PIMCO StocksPLUS® Absolute Return	Total return which exceeds that of the S&P 500 Index.	S&P 500 Index derivatives backed by a portfolio of fixed income instruments	(–3) to 8 years	B to Aaa; max 20% of total assets below Baa(7)	No limitation(3)

Prospectus	267

PIMCO Fund	Investment Objective	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO StocksPLUS® AR Short Strategy	Total return through the implementation of short investment positions on the S&P 500 Index.	Short S&P 500 Index derivatives backed by a portfolio of fixed income instruments	(–3) to 8 years	B to Aaa; max 20% of total assets below Baa(7)	No limitation(3)
PIMCO Tax Managed Real Return	After-tax inflation protected return, consistent with prudent investment management.	Investment grade municipal bonds (including pre-refunded municipal bonds) and inflation-indexed securities	≤ 8 years for the fixed income portion of the Fund	Baa to Aaa	No limitation(4)
PIMCO Total Return	Maximum total return, consistent with preservation of capital and prudent investment management.	Intermediate maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets(3)
PIMCO Total Return II	Maximum total return, consistent with preservation of capital and prudent investment management.	Intermediate maturity fixed income instruments with quality and non-U.S. issuer restrictions	+/– 2 years of its benchmark	Baa to Aaa	0%
PIMCO Total Return III	Maximum total return, consistent with preservation of capital and prudent investment management.	Intermediate maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	+/– 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa(14)	0–30% of total assets(3)
PIMCO TRENDS Managed Futures Strategy	Positive, risk-adjusted returns, consistent with prudent investment management.	Financial and commodity-linked derivative instruments selected by a quantitative strategy and backed by a portfolio of cash equivalent securities and fixed income instruments	No Limitation	No Limitation	No Limitation

268	Allianz Multi-Strategy Funds

PIMCO Fund	Investment Objective	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO Total Return Fund IV	Maximum total return, consistent with preservation of capital and prudent investment management.	Diversified portfolio of fixed income instruments of varying maturities	+/– 1.5 years of its benchmark	Baa to Aaa	0–15% of total assets(13)
PIMCO Treasury Money Market	Maximum current income, consistent with preservation of capital and daily liquidity.	U.S. Treasury securities	≤60 days dollar-weighted average maturity	Min 97% of total assets Prime 1; ≤3% of total assets Prime 2	0%
PIMCO Unconstrained Bond	Maximum long-term return, consistent with preservation of capital and prudent investment management.	Broad range of fixed income instruments	(–3) to 8 years	Max 40% of total assets below Baa	No limitation(15)
PIMCO Unconstrained Tax Managed Bond	Maximum long-term after-tax return, consistent with preservation of capital and prudent investment management.	Broad range of fixed income instruments	(–3) to 10 years	Max 40% of total assets of total assets below Baa	0–50% of total assets(15)
PIMCO Worldwide Fundamental Advantage AR Strategy	Total return which exceeds that of its benchmark.	RAFI® Country Neutral U.S. Global Index derivatives backed by a portfolio of fixed income instruments	(–3) to 8 years	B to Aaa; max 20% of total assets below Baa(7)	No limitation(16)

	PIMCO ETF Trust Fund	Investment Objective	Duration	Credit Quality	Non-U.S. Dollar Denominated Securities
PIMCO ETF Trust	PIMCO Enhanced Short Maturity Active Exchange-Traded	Seeks maximum current income, consistent with preservation of capital and daily liquidity	≤1 Year	Baa to Aaa	0%
	PIMCO Foreign Currency Strategy Exchange-Traded	Maximum total return, consistent with prudent investment management.	0–3 Years	Ba to Aaa	No Limitation(18)

Prospectus	269

PIMCO ETF Trust Fund	Investment Objective	Duration	Credit Quality	Non-U.S. Dollar Denominated Securities
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded	Total return which exceeds that of its benchmark indexes, consistent with prudent investment management.	+/–2 years of its secondary benchmark	Baa to Aaa	No Limitation
PIMCO Government Limited Maturity Exchange-Traded	Maximum current income, consistent with preservation of capital and daily liquidity.	≤1 year	Aa to Aaa	0%
PIMCO Prime Limited Maturity Exchange-Traded	Maximum current income, consistent with preservation of capital and daily liquidity.	≤90 days	A to Aaa	0%
PIMCO Short Term Municipal Bond Active Exchange-Traded	Seeks attractive tax-exempt income, consistent with preservation of capital	≤3 Years	Baa to Aaa	0%
PIMCO Intermediate Municipal Bond Active Exchange-Traded	Seeks attractive tax-exempt income, consistent with preservation of capital	3 to 8 Years	Baa to Aaa	0%
PIMCO Total Return Active Exchange-Traded	Seeks maximum total return, consistent with preservation of capital and prudent investment management	+/– 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets(3)

PIMCO ETF Trust Fund	Investment Objective	Underlying Index	Underlying Index Duration (as of 9/30/14)	Non-U.S. Dollar Denominated Securities
PIMCO 1–3 Year U.S. Treasury Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 1–3 year US Treasury IndexSM	The BofA Merrill Lynch 1–3 Year US Treasury Index	1.92 years	0%
PIMCO 3–7 Year U.S. Treasury Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 3–7 Year US Treasury IndexSM	The BofA Merrill Lynch 3–7 Year US Treasury Index	4.55 years	0%

270	Allianz Multi-Strategy Funds

PIMCO ETF Trust Fund	Investment Objective	Underlying Index	Underlying Index Duration (as of 9/30/14)	Non-U.S. Dollar Denominated Securities
PIMCO 7–15 Year U.S. Treasury Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 7–15 Year US Treasury IndexSM	The BofA Merrill Lynch 7–15 Year US Treasury Index	7.93 years	0%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch Long US Treasury Principal STRIPS IndexSM	The BofA Merrill Lynch Long US Treasury Principal STRIPS Index	28.75 years	0%
PIMCO Investment Grade Corporate Bond Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch US Corporate IndexSM	The BofA Merrill Lynch US Corporate IndexSM	6.64 years	0%
PIMCO 0–5 Year High Yield Corporate Bond Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 0–5 Year US High Yield Constrained IndexSM	The BofA Merrill Lynch 0–5 Year US High Yield Constrained IndexSM	2.13 years	0%

PIMCO ETF Trust Fund	Investment Objective	Underlying Index	Underlying Index Average Maturity (as of 9/30/14)
PIMCO 1–5 Year U.S. TIPS Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 1–5 Year US Inflation-Linked Treasury IndexSM	The BofA Merrill Lynch 1–5 Year US Inflation-Linked Treasury Index	2.97 years
PIMCO Broad U.S. TIPS Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch US Inflation-Linked Treasury IndexSM	The BofA Merrill Lynch US Inflation-Linked Treasury Index	9.35 years
PIMCO 15+ Year U.S. TIPS Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 15+ Year US Inflation-Linked Treasury IndexSM	The BofA Merrill Lynch 15+ Year US Inflation-Linked Treasury Index	26.48 years

Prospectus	271

(1)	As rated by Moody’s, or equivalently rated by S&P’s or Fitch, or if unrated, determined by Pacific Investment Management Company to be of comparable quality.
(2)	Certain Underlying PIMCO Funds may invest beyond these limits in U.S. dollar-denominated instruments of non-U.S. issuers.
(3)	The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.
(4)	The Fund will normally limit its non-U.S. dollar denominated securities exposure to 5% of its total assets.
(5)

The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to within 1% (plus or minus) of the foreign currency exposure of the Fund’s benchmark.

(6)	The percentage limitation relates to Fixed Income Instruments of non-U.S. issuers denominated in any currency.
(7)	Within such limitation, the Fund may invest in mortgage-related securities rated below B.
(8)	With respect to the Fund’s fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.
(9)	The Fund will normally limit its foreign currency exposure (from non-U.S. denominated securities or currencies) to within 10% (plus or minus) of the Fund’s benchmark’s foreign currency exposure.
(10)	Such limitation shall not apply to the Fund’s investments in mortgage- and asset-backed securities.
(11)	The Fund will normally limit its foreign currency exposure (from non-U.S. denominated securities or currencies) to 10% of its total assets.
(12)	Such limitation shall not apply to the Fund’s investments in mortgage-related securities.
(13)	The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 5% of its total assets.
(14)	Within such limitation, the Fund may invest in mortgage-backed securities rated below B.
(15)	The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets.
(16)

The Fund will normally limit its foreign currency exposure from non U.S. dollar-denominated Fixed Income Instruments to 20% of its total assets, but may gain foreign currency exposure beyond this limit through other securities and instruments.

(17)	The Barclays Long-Term Government/Credit Index is an unmanaged index of U.S. Government or investment grade credit securities having a maturity of 10 years or more.
(18)	The Fund will normally limit its exposure to a single non-U.S. currency (from currency holdings or investments in securities denominated in that currency) to 20% of its total assets.

Other Investment Practices of the Underlying Funds	In addition to purchasing the securities listed above under “Fund Focus” or “Main Investments,” some or all of the Underlying Funds may to varying extents: lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options (including uncovered, or “naked” options) on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in non-U.S. securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and the other types of securities and investment techniques used by the Underlying Funds all have attendant risks. The Target Funds and Global Megatrends Fund are indirectly subject to some or all of these risks to varying degrees because they invest primarily in the Underlying Funds. The Allocation Funds, Emerging Markets Debt Fund, Multi-Asset Real Return Fund and Global Fundamental Strategy Fund may also be indirectly subject to these risks, to the extent that they invest in the Underlying Funds. For further information concerning the investment practices of and risks associated with the Underlying Funds, please see the Underlying Fund summaries included in the Statement of Additional Information and the Underlying Fund prospectuses, which are available free of charge by calling the phone numbers provided above under “Underlying Funds—Summary Description of Underlying Funds.”

Summary Description of the SPDR® S&P® 500 ETF	Effective September 29, 2014, the Trust entered into an agreement with State Street Bank and Trust Company (“State Street”) in its capacity as trustee and on behalf of the SPDR® S&P® 500 ETF Trust (the “SPDR S&P 500 ETF”) authorizing the Structured Return Fund and the U.S. Equity Hedged Fund to invest in the SPDR S&P 500 ETF in excess of the limitations of Section 12(d)(1)(A) of the 1940 Act pursuant to an exemptive order granted by the Securities and Exchange Commission (“SEC”) to, among other parties, the SPDR S&P 500 ETF.

To the extent that the Structured Return Fund and/or the U.S. Equity Hedged Fund invest significantly in the SPDR S&P 500 ETF, such funds will utilize a “fund of funds” structure. By investing in the Structured Return Fund and/or the U.S. Equity Hedged Fund, you will indirectly bear fees and expenses charged by the SPDR S&P 500 ETF, in addition to directly bearing the relevant Fund’s own fees and expenses. In addition, the use of a “fund of funds” structure could affect the timing, amount and character of distributions to you, and therefore may increase the amount of taxes payable by you.

The SPDR S&P 500 ETF seeks to achieve its investment objective of providing investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500 Index by holding a portfolio of the common stocks that are included in the S&P 500 Index with the weight of each stock substantially corresponding to the weight of such stock in the S&P 500 Index.

For more information on the SPDR S&P 500 ETF, including the risks of investing in the SPDR S&P 500 ETF, please refer to the SPDR S&P 500 ETF’s prospectus and Statement of Additional Information which is available at www.spdrs.com. You may also access the prospectus, Statement of Additional Information, reports and other information about the SPDR S&P 500 ETF on the EDGAR Database on the SEC’s Web site at www.sec.gov. Additionally, the above summary is qualified in its entirety by reference to the prospectus and Statement of Additional Information of the SPDR S&P 500 ETF.

272	Allianz Multi-Strategy Funds

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings, together with additional information about portfolio holdings disclosure, is available in the Trust’s Statement of Additional Information. In addition, the Manager will post each Fund’s portfolio holdings information on the Funds’ website at us.allianzgi.com. The Funds’ website will contain each Fund’s complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately thirty (30) calendar days after the relevant month’s end, and such information will remain accessible on the website until the Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Trust’s policies with respect to the disclosure of portfolio holdings are subject to change without notice.

Prospectus	273

Prior Related Performance Information

A number of the Funds were recently organized and have little or no performance record of their own. The following tables set forth historical performance information for all actual discretionary institutional accounts managed by AllianzGI U.S., its predecessor advisers and affiliates that have substantially similar investment objectives, policies, strategies, risks and investment restrictions as the AllianzGI Best Styles Emerging Markets Equity Fund, AllianzGI Best Styles Global Equity Fund, AllianzGI Best Styles U.S. Equity Fund, AllianzGI China Equity Fund, AllianzGI Emerging Markets Consumer Fund, AllianzGI Emerging Markets Small-Cap Fund, AllianzGI Europe Equity Dividend Fund, AllianzGI Global Fundamental Strategy Fund, AllianzGI Global Sustainability Fund, AllianzGI International Growth Fund, AllianzGI Short Duration High Income Fund and AllianzGI Structured Return Fund.

The data for each Composite (defined as an “aggregation of one or more portfolios managed according to similar investment mandate, objective or strategy”) is provided to illustrate the past performance of AllianzGI U.S. and its predecessor advisers and affiliates in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the above-mentioned Funds. The accounts in the Composites are separate and distinct from the Funds; their performance is not intended as a substitute for the Funds’ performance and should not be considered a prediction of the future performance of a Fund or of AllianzGI U.S. AllianzGI U.S. claims compliance with the Global Investment Performance Standards (“GIPS®”). For GIPS purposes, AllianzGI U.S. is defined and held out to the public as the investment management and advisory services provided by AllianzGI U.S. and its SEC-registered investment adviser subsidiary NFJ Investment Group LLC; excluding (1) administrative and/or sub adviser oversight services, and (2) separately managed account (wrap) services. AllianzGI U.S.’s list of composite descriptions, as well as information regarding its policies for valuing portfolios, calculating performance, and preparing compliant presentations, are available upon request.

The Composites’ performance data shown below was calculated in accordance with recognized industry standards, consistently applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of brokerage commissions and execution costs paid by the discretionary institutional accounts, without provision for federal or state income taxes. “Net of Fees” figures also reflect the deduction of investment advisory fees and for certain discretionary institutional accounts managed outside of the United States, may also reflect the deduction of other fees, including, without limitation, custodial fees. The Composites include all actual discretionary institutional accounts managed by AllianzGI U.S., its predecessor advisers and affiliates for at least one full month that have investment objectives, policies, strategies and risks substantially similar to those of the corresponding Funds. The Composites may include both tax-exempt and taxable accounts and all reinvestment of earnings.

Securities transactions are accounted for on trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. Monthly returns of the Composites combine the individual accounts’ returns (calculated on a time-weighted rate of return basis that is revalued daily) by asset-weighting each account’s asset value as of the beginning of the month. Annual returns are calculated by geometrically linking (i.e., calculating the product of) the monthly returns. Investors should be aware that the performance information shown below was calculated differently than the methodology mandated by the SEC for registered investment companies.

The discretionary institutional accounts that are included in the Composites may be subject to lower expenses than the Funds and are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Funds by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Consequently, the performance results for the Composites may have been less favorable had they been subject to the same expenses as the Funds or had they been regulated as investment companies under the federal securities laws.

The results presented below may not necessarily equate with the return experienced by any particular investor as a result of the timing of investments and redemptions. In addition, the effect of taxes on any investor will depend on such person’s tax status, and the results have not been reduced to reflect any income tax that may have been payable.

Each table below shows the annual total returns for the corresponding Composite, and a broad-based securities market index for periods ended December 31.

274	Allianz Multi-Strategy Funds

AllianzGI U.S.’s Prior Performance of Similar Accounts AllianzGI Best Styles Emerging Markets Equity Fund	Year	Systematic Equity Emerging Markets Composite (Net of Fees)	Systematic Equity Emerging Markets Composite (Gross of Fees)	MSCI Emerging Markets Index
	Since Inception(1)	-2.17%	-1.66%	-2.57%
	Three-Year Return	5.38%	5.90%	4.04%
	2014	-0.43%	0.04%	-2.19%
	2013	-0.27%	0.03%	-2.60%
	2012	17.86%	18.68%	18.22%

	(1) Composite Inception date: August 1, 2011. Return annualized from 8/1/2011 to 12/31/2014.

AllianzGI U.S.’s Prior Performance of Similar Accounts Relating to the AllianzGI Best Styles Global Equity Fund	Year	Systematic Equity Global Best Styles All Country Composite (Net of Fees)	Systematic Equity Global Best Styles All Country Composite (Gross of Fees)	MSCI All Country World Index
	Since Inception(1)	11.20%	11.58%	8.97%
	Three-Year Return	15.92%	16.34%	14.10%
	2014	7.22%	7.57%	4.16%
	2013	26.25%	26.80%	22.80%
	2012	15.06%	15.45%	16.13%
	2011	-3.28%	-3.03%	-7.35%
	(1) Composite Inception date: April 1, 2010. Return annualized 4/1/2010 to 12/31/2014.

AllianzGI U.S.’s Prior Performance of Similar Accounts Relating to the AllianzGI Best Styles U.S. Equity Fund	Year	Best Styles U.S. Composite Net of Fees)	Best Styles U.S. Composite (Gross of Fees)	S&P 500 Index
	Since Inception(1)	19.53%	19.93%	20.27%
	2014	13.97%	14.27%	13.69%
	2013	30.98%	31.44%	32.39%
	(1) Composite Inception date: September 1, 2012. Return annualized from 9/1/2012 to 12/31/2014.

AllianzGI U.S.’s Prior Performance of Similar Accounts Relating to the AllianzGI Emerging Markets Consumer Fund	Year	Emerging Markets Consumer Composite (Net of Fees)	Emerging Markets Consumer Composite (Gross of Fees)	MSCI Emerging Markets Index
	Since Inception(1)	6.35%	6.86%	-3.19%
	2014	3.74%	4.44%	-2.19%
	(1) Composite Inception date: February 1, 2013. Return from 2/1/2013 to 12/31/2014.

AllianzGI U.S.’s Prior Performance of Similar Accounts Relating to the AllianzGI Emerging Markets Small-Cap Fund	Year	Emerging Markets Small Cap Composite (Net of Fees)(2)	Emerging Markets Small Cap Composite (Gross of Fees)(2)	MSCI Emerging Markets Small Cap Index
	Since Inception(1)	18.00%	18.00%	3.86%
	2014	10.83%	10.83%	1.01%
	(1) Composite Inception date: July 1, 2013. Return from 7/1/2013 to 12/31/2014. (2) The only account in the composite is seed capital and no fees are charged on this account.

AllianzGI U.S.’s Prior Performance of Similar Accounts Relating to the AllianzGI Europe Equity Dividend Fund	Year	Equity European Dividend Composite (Net of Fees)	Equity European Dividend Composite (Gross of Fees)	MSCI Europe Index
	Since Inception(1)	10.95%	12.67%	10.98%
	Five-Year Return	6.37%	8.11%	5.28%
	Three-Year Return	11.15%	13.23%	11.86%
	2014	-6.48%	-4.74%	-6.18%
	2013	29.51%	31.93%	25.23%
	2012	13.38%	15.51%	19.12%
	2011	-6.47%	-5.12%	-11.06%
	2010	6.02%	7.23%	3.88%
	(1) Composite inception date: May 1, 2009. Return annualized from 5/1/2009 to 12/31/14.

AllianzGI U.S.’s Prior Performance of Similar Accounts Relating to the AllianzGI Global Fundamental Strategy Fund	Year	Global Fundamental Strategy Composite (Net of Fees)	Global Fundamental Strategy Composite (Gross of Fees)	USD Overnight LIBOR Index
	Since Inception(1)	3.13%	4.50%	0.11%
	2014	2.97%	4.10%	0.09%
	(1) Composite Inception date: February 28, 2013. Return annualized 2/28/2013 to 12/31/2014.

Prospectus	275

AllianzGI U.S.’s Prior Performance of Similar Accounts Relating to the AllianzGI Global Sustainability Fund	Year	Global Equity Sustainability Composite (Net of Fees)	Global Equity Sustainability Composite (Gross of Fees)	MSCI All Country World Index	Dow Jones Sustainability World Total Return Index
	Since Inception(1)	3.89%	4.60%	N/A	3.65%
	Ten-Year Return	6.10%	6.91%	6.09%	5.09%
	Five-Year Return	8.59%	9.57%	9.17%	6.97%
	Three-Year Return	14.49%	15.47%	14.10%	12.60%
	2014	0.54%	1.09%	4.16%	1.11%
	2013	27.23%	28.52%	22.80%	22.23%
	2012	17.33%	18.52%	16.13%	15.51%
	2011	-8.42%	-7.57%	-7.35%	-7.88%
	2010	9.83%	10.96%	12.67%	6.52%
	2009	34.64%	35.41%	34.63%	36.06%
	2008	-45.02%	-44.63%	-42.19%	-42.98%
	2007	16.97%	17.61%	11.66%	11.67%
	2006	21.57%	22.44%	20.95%	24.08%
	2005	13.72%	14.37%	10.84%	9.12%
	2004	12.78%	13.30%	15.23%	12.83%
	2003	28.37%	29.29%	33.99%	36.41%
	2002	-22.81%	-22.14%	-19.32%	-21.26%
	2001	-26.34%	-26.07%	-16.21%	-15.54%
	2000	-14.38%	-14.11%	-14.20%	-16.90%
	(1) Inception date: January 31, 1999. Return annualized from 1/31/1999 to 12/31/2014.

AllianzGI U.S.’s Prior Performance of Similar Accounts Relating to the AllianzGI International Growth Fund	Year	International Growth Equity Composite (Net of Fees)	International Growth Equity Composite (Gross of Fees)	MSCI ACWI ex. USA Index	MSCI ACWI ex. USA Growth Index
	Since Inception(1)	5.80%	6.08%	2.15%	2.61%
	2014	0.31%	0.57%	-3.87%	-2.65%
	(1) Composite inception date: May 1, 2013. Return annualized from 5/1/2013 to 12/31/14.

AllianzGI U.S.’s Prior Performance of Similar Accounts Relating to AllianzGI Short Duration High Income Fund	Year	Short Duration High Yield Composite (Net of Fees)	Short Duration High Yield Composite (Gross of Fees)	BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index
	Since Inception(1)	5.61%	5.80%	7.03%
	Five-Year Return	5.35%	5.54%	6.69%
	Three-Year Return	4.96%	5.22%	5.85%
	2014	2.52%	2.82%	1.92%
	2013	4.73%	5.00%	5.58%
	2012	7.69%	7.93%	10.22%
	2011	4.79%	4.90%	4.36%
	2010	7.08%	7.18%	11.67%
	(1) Composite Inception date: November 1, 2009. Return annualized 11/1/2009 to 12/31/2014.

AllianzGI U.S.’s Prior Performance of Similar Accounts Relating to the AllianzGI China Equity Fund	Year	China Equity Composite (Net of Fees)	China Equity Composite (Gross of Fees)	MSCI China Index
	Since Inception(1)	9.85%	11.81%	7.85%
	Ten-Year Return	11.98%	13.97%	12.29%
	Five-Year Return	3.10%	4.91%	3.23%
	Three-Year Return	10.38%	12.33%	11.16%
	2014	7.28%	9.06%	7.96%
	2013	7.74%	9.71%	3.64%
	2012	16.33%	18.47%	22.75%
	2011	-23.34%	-22.03%	-18.41%
	2010	13.02%	14.97%	4.63%
	2009	70.08%	72.99%	62.29%
	2008	-49.93%	-48.95%	-50.83%
	2007	60.47%	63.31%	66.24%
	2006	92.50%	95.82%	82.87%
	2005	1.18%	2.99%	19.77%
	2004	3.56%	5.45%	1.89%
	2003	92.93%	96.32%	87.57%
	2002	6.91%	8.88%	-14.05%
	2001	-17.91%	-16.40%	-24.70%
	2000	-16.80%	-15.27%	-30.54%
	(1) Composite Inception date: December 31, 1997. Return annualized 12/31/1997 to 12/31/2014.

276	Allianz Multi-Strategy Funds

AllianzGI U.S.’s Prior Performance of Similar Accounts Relating to the AllianzGI Structured Return Fund	Year	Structured Return Composite (Net of Fees)	Structured Return Composite (Gross of Fees)	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index
	Since Inception(1)	3.71%	4.22%	0.27%
	Five-Year Return	5.84%	6.35%	0.09%
	Three-Year Return	6.45%	6.96%	0.07%
	2014	5.09%	5.60%	0.03%
	2013	7.27%	7.79%	0.07%
	2012	6.99%	7.52%	0.11%
	2011	5.01%	5.52%	0.10%
	2010	4.86%	5.37%	0.13%
	2009	9.91%	10.45%	0.21%
	(1) Composite Inception date April 1, 2008. Return annualized from 4/1/2008 to 12/31/2014.

Prospectus	277

Management of the Funds

Investment Manager	Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) serves as the investment manager for all of the Funds. In this capacity, the Manager provides investment advisory and certain administrative services to all Funds, and has special arrangements to provide or procure essentially all administrative services required by the Target Funds (defined below) as described under “Management of the Funds.” Subject to the supervision of the Trust’s Board of Trustees, Allianz Global Fund Management is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

The Manager is located at 1633 Broadway, New York, New York 10019. Organized in 2000, the Manager provides investment management and advisory services to open-end mutual funds and closed-end funds. The Manager is a wholly-owned indirect subsidiary of Allianz Asset Management of America L.P. (“Allianz”) and of Allianz SE, a publicly-traded European insurance and financial services company. As of December 31, 2014, the Manager had approximately $35.9 billion in assets under management.

The Manager has retained investment management firms (“Sub-Advisers”) to manage each Fund’s investments. See “Sub-Advisers” below. The Manager may retain affiliates to provide various administrative and other services required by the Funds.

Management Fees	The advisory and administrative arrangements of AllianzGI Retirement 2015 Fund, AllianzGI Retirement 2020 Fund, AllianzGI Retirement 2025 Fund, AllianzGI Retirement 2030 Fund, AllianzGI Retirement 2035 Fund, AllianzGI Retirement 2040 Fund, AllianzGI Retirement 2045 Fund, AllianzGI Retirement 2050 Fund, AllianzGI Retirement 2055 Fund and AllianzGI Retirement Income Fund (together, the “Target Funds”) differ from those of the other Funds, as described below.

All Funds Other Than Target Funds.  Each Fund pays a monthly management fee to the Manager in return for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters. In addition to the fees of the Manager, each Fund pays all other costs and expenses of its operations, including, without limitation, compensation of its Trustees (other than those affiliated with the Manager), custodial expenses, shareholder servicing expenses, transfer agency expenses, sub-transfer agency expenses, dividend disbursing expenses, legal fees, expenses of an independent registered public accounting firm, expenses of preparing, printing and distributing proxy statements and reports to governmental agencies, and taxes, if any.

Target Funds.  Each Target Fund pays for the advisory and administrative services it requires under what is essentially an all-in fee structure. Each Target Fund pays a monthly advisory fee to the Manager in return for managing, either directly or through others selected by it, the investment activities of the Fund. In addition, pursuant to a separate administration agreement, each share class of each Target Fund pays a monthly administrative fee to the Manager in return for managing the Fund’s business affairs and other administrative matters, as well as for providing or procuring, at the Manager’s expense, essentially all other administrative and related services required for the operations of the Fund and such share class (i.e., generally, the services giving rise to the other costs and expenses that are borne directly by Funds other than the Target Funds as described in the prior paragraph). See “Administrative Fees.” While each Target Fund pays fees under separate agreements for the advisory and administrative services it requires, these services are provided in a “suite of services” that are essential to the daily operations of the Target Funds.

All Funds.  The Manager (and not the Fund) pays a portion of the management fees it receives to the Sub-Advisers in return for their services.

During the fiscal year ended November 30, 2014 (except as noted), the Funds paid monthly management fees to the Manager at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Allianz Multi-Strategy Fund Management Fees	Management Fees
AllianzGI Convertible Fund	0.57%
AllianzGI Europe Equity Dividend Fund(1)	0.80%
AllianzGI Global Managed Volatility Fund	0.40%
AllianzGI Global Megatrends Fund(1)	0.00%
AllianzGI High Yield Bond Fund	0.48%
AllianzGI International Growth Fund(1)	0.80%
AllianzGI International Small-Cap Fund	1.00%
AllianzGI Micro Cap Fund	1.25%
AllianzGI Ultra Micro Cap Fund	1.50%

278	Allianz Multi-Strategy Funds

Allianz Multi-Strategy Fund Management Fees	Management Fees
AllianzGI Behavioral Advantage Large Cap Fund	0.40%
AllianzGI Best Styles Emerging Markets Equity Fund(1)	0.40%
AllianzGI Best Styles Global Equity Fund	0.30%
AllianzGI Best Styles International Equity Fund(1)	0.30%
AllianzGI Best Styles U.S. Equity Fund(1)	0.30%
AllianzGI China Equity Fund	1.10%
AllianzGI Emerging Markets Consumer Fund(1)	1.00%
AllianzGI Emerging Markets Debt Fund	0.75%
AllianzGI Emerging Markets Small-Cap Fund(1)	1.20%
AllianzGI Global Allocation Fund(2)	0.15%
AllianzGI Global Dynamic Allocation Fund(2)	0.15%
AllianzGI Global Fundamental Strategy Fund	0.75%
AllianzGI Global Sustainability Fund(1)	0.80%
AllianzGI Global Water Fund	0.95%
AllianzGI Multi-Asset Real Return Fund	0.75%
AllianzGI NFJ Emerging Markets Value Fund	1.00%
AllianzGI NFJ Global Dividend Value Fund	0.80%
AllianzGI NFJ International Small-Cap Value Fund	0.95%
AllianzGI NFJ International Value II Fund	0.80%
AllianzGI Retirement 2015 Fund	0.05%
AllianzGI Retirement 2020 Fund	0.05%
AllianzGI Retirement 2025 Fund	0.05%
AllianzGI Retirement 2030 Fund	0.05%
AllianzGI Retirement 2035 Fund	0.05%
AllianzGI Retirement 2040 Fund	0.05%
AllianzGI Retirement 2045 Fund	0.05%
AllianzGI Retirement 2050 Fund	0.05%
AllianzGI Retirement 2055 Fund	0.05%
AllianzGI Retirement Income Fund	0.05%
AllianzGI Short Duration High Income Fund	0.48%
AllianzGI Structured Return Fund(3)	0.92%
AllianzGI U.S. Equity Hedged Fund	0.70%
AllianzGI U.S. Small-Cap Growth Fund	0.90%
(1)

The Fund recently commenced investment operations as a series of the Trust and, as a result, management fees paid to the Manager during the most recently completed fiscal year are not available. The fee rate presented in this table reflects the management fee payable for the current fiscal year.

(2)

The Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.55% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2016.

(3)	The Fund’s management fee was reduced to 0.60% on July 1, 2014.

Except as noted below, a discussion regarding the basis for the Board of Trustees’ approval of the investment management agreement between Allianz Global Fund Management and each Fund and the sub-advisory agreements between Allianz Global Fund Management and each Sub-Adviser with respect to each applicable Fund is available in the Funds’ most recent semi-annual report to shareholders for the six month period ended May 31.

A discussion regarding the basis for the initial approval by the Board of Trustees of the investment management agreement between Allianz Global Fund Management and the AllianzGI Global Fundamental Strategy Fund and the sub-advisory agreement between Allianz Global Fund Management and AllianzGI U.S. with respect to the AllianzGI Global Fundamental Strategy Fund is available in the annual report to shareholders for the fiscal year ended November 30, 2013.

A discussion regarding the basis for the initial approval by the Board of Trustees of the investment management agreement between Allianz Global Fund Management and the AllianzGI Best Styles Global Equity Fund and the sub-advisory agreement between Allianz Global Fund Management and AllianzGI U.S. with respect to the AllianzGI Best Styles Global Equity Fund is available in the semi-annual report to shareholders for the fiscal period ended May 31, 2014.

A discussion regarding the basis for the Board of Trustees’ initial approval of the investment management agreement between Allianz Global Fund Management and AllianzGI Emerging Markets Debt Fund and the sub-advisory agreement between Allianz Global Fund Management and AllianzGI U.S. with respect to AllianzGI Emerging Markets Debt Fund is available in the annual report to shareholders for the fiscal year ended November 30, 2014.

A discussion regarding the basis for the Board of Trustees’ initial approval of the investment management agreement between Allianz Global Fund Management and AllianzGI Best Styles Emerging Markets Equity Fund, AllianzGI Best Styles International Equity Fund, AllianzGI Best Styles U.S. Equity Fund, AllianzGI Emerging

Prospectus	279

Markets Consumer Fund, AllianzGI Emerging Markets Small-Cap Fund, AllianzGI Europe Equity Dividend Fund, AllianzGI Global Megatrends Fund, AllianzGI Global Sustainability Fund and AllianzGI International Growth Fund and the sub-advisory agreement between Allianz Global Fund Management and AllianzGI U.S. with respect to AllianzGI Best Styles Emerging Markets Equity Fund, AllianzGI Best Styles International Equity Fund, AllianzGI Best Styles U.S. Equity Fund, AllianzGI Emerging Markets Consumer Fund, AllianzGI Emerging Markets Small-Cap Fund, AllianzGI Europe Equity Dividend Fund, AllianzGI Global Megatrends Fund, AllianzGI Global Sustainability Fund and AllianzGI International Growth Fund will be available in the semi-annual report to shareholders for the fiscal period ending May 31, 2015.

Administrative Fees for the Target Funds.  Each Target Fund pays for the administrative services it requires under what is essentially an all-in fee structure. Class A, Class C, Class R, Class D, Class P, Class R6 and Administrative Class shareholders of each Fund pay an administrative fee to the Manager, computed as a percentage of the Fund’s average daily net assets attributable in the aggregate to those classes of shares. The Manager, in turn, provides or procures administrative services for Class A, Class C, Class R, Class D, Class P, Class R6 and Administrative Class shareholders and also bears the costs of most third-party administrative services required by the Target Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs, as well as fees and expenses of the Trust’s disinterested Trustees and their counsel. The Target Funds do bear other expenses that are not covered by the administrative fee and that may vary and affect the total level of expenses borne by Class A, Class C, Class R, Class D, Class P, Class R6 and Administrative Class shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses).

The Manager expects to realize losses on these administration arrangements for the Target Funds for the foreseeable future (i.e., the cost to the Manager of providing the administrative services is expected to exceed the administrative fees paid to the Manager). However, because the costs borne by the Manager include a fixed component, the Manager will benefit from economies of scale if assets under management increase and it is therefore possible that the Manager may realize a profit on the administrative fees in the future.

Shareholders of the Funds pay the Manager monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Class A, Class C, Class R, Class D, Class P, Class R6 and Administrative Class shares):

Share Class	Total
Class A	0.30%
Class C	0.30%
Class R	0.30%
Class D	0.30%
Class P	0.15%
Class R6	0.05%
Administrative Class	0.15%

During the most recently completed fiscal year, the Target Funds paid the Manager monthly Administration fees for the Class A, Class C, Class R, Class D, Class P, Class R6 and Administrative Class shares at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class taken separately).

	Administration Fees
Allianz Multi-Strategy Fund	Class A	Class C	Class R	Class D	Class P	Class R6	Administrative Class
AllianzGI Retirement 2015 Fund	0.30%	0.30%	0.30%	0.30%	0.15%	0.05%	0.15%
AllianzGI Retirement 2020 Fund	0.30	0.30	0.30	0.30	0.15	0.05	0.15
AllianzGI Retirement 2025 Fund	0.30	0.30	0.30	0.30	0.15	0.05	0.15
AllianzGI Retirement 2030 Fund	0.30	0.30	0.30	0.30	0.15	0.05	0.15
AllianzGI Retirement 2035 Fund	0.30	0.30	0.30	0.30	0.15	0.05	0.15
AllianzGI Retirement 2040 Fund	0.30	0.30	0.30	0.30	0.15	0.05	0.15
AllianzGI Retirement 2045 Fund	0.30	0.30	0.30	0.30	0.15	0.05	0.15
AllianzGI Retirement 2050 Fund	0.30	0.30	0.30	0.30	0.15	0.05	0.15
AllianzGI Retirement 2055 Fund	0.30	0.30	0.30	0.30	0.15	0.05	0.15
AllianzGI Retirement Income Fund	0.30	0.30	0.30	0.30	0.15	0.05	0.15

Management Fee Waiver and Expense Limitation Arrangements

Management Fee Waiver.  For each of the AllianzGI Global Allocation Fund and the AllianzGI Global Dynamic Allocation Fund, the Manager has contractually agreed to waive a portion of its Management Fee with respect to Fund assets that are attributable to investments in Underlying Funds or Other Acquired Funds, such that the unwaived fee amount paid with respect to such assets equals 0.15% of the portion of the average daily net assets of the Fund attributable to investments in Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person

280	Allianz Multi-Strategy Funds

thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2016. This waiver does not apply to net assets of each Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments).

Expense Limitation Arrangements.  For certain Funds, the Manager has contractually agreed to expense limitation arrangements as specified under “Fees and Expenses of the Fund” in the Fund Summary of each such Fund. Specifically, the Manager will waive its Management Fee or reimburse the Fund until the date indicated to the extent that Total Annual Fund Operating Expenses (after application of any additional fee waiver as described above) including the payment of organizational expenses, but excluding interest, tax and extraordinary expenses, Acquired Fund Fees and Expenses (except in the case of the Target Funds, for which Acquired Fund Fees and Expenses are included) (as calculated in accordance with the 1940 Act), and certain credits and other expenses, including custodial credits, transfer agency credits and expense offset arrangements, exceed the amount specified for each share class of the Fund as a percentage of average net assets. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties. Acquired Fund Fees and Expenses for a Fund are based upon an estimated allocation of the Fund’s assets among the Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown below. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see “Underlying Fund Expenses” below.

Sub-Advisers	Each Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Manager and the Board of Trustees. The following provides summary information about each Sub-Adviser, including the Funds it manages.

Sub-Adviser*	Allianz Multi-Strategy Fund(s)
Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) 1633 Broadway New York, NY 10019 600 West Broadway San Diego, CA 92101 555 Mission Street, Suite 1700 San Francisco, CA 94105	AllianzGI Best Styles Emerging Markets Equity, AllianzGI Best Styles Global Equity, AllianzGI Best Styles International Equity, AllianzGI Best Styles U.S. Equity, AllianzGI China Equity, AllianzGI Convertible, AllianzGI Emerging Markets Consumer, AllianzGI Emerging Markets Debt, AllianzGI Emerging Markets Small-Cap, AllianzGI Europe Equity Dividend, AllianzGI Global Allocation, AllianzGI Global Dynamic Allocation, AllianzGI Global Fundamental Strategy, AllianzGI Global Managed Volatility, AllianzGI Global Megatrends, AllianzGI Global Sustainability, AllianzGI Global Water, AllianzGI High Yield Bond, AllianzGI International Growth, AllianzGI International Small-Cap, AllianzGI Micro Cap, AllianzGI Multi-Asset Real Return, AllianzGI Retirement 2015, AllianzGI Retirement 2020, AllianzGI Retirement 2025, AllianzGI Retirement 2030, AllianzGI Retirement 2035, AllianzGI Retirement 2040, AllianzGI Retirement 2045, AllianzGI Retirement 2050, AllianzGI Retirement 2055, AllianzGI Retirement Income, AllianzGI Structured Return, AllianzGI Ultra Micro Cap, AllianzGI U.S. Equity Hedged, AllianzGI U.S. Small-Cap Growth and AllianzGI Short Duration High Income Funds
NFJ Investment Group LLC (“NFJ”) 2100 Ross Avenue, Suite 700 Dallas, TX 75201	AllianzGI NFJ Emerging Markets Value, AllianzGI NFJ Global Dividend Value, AllianzGI NFJ International Small-Cap Value, AllianzGI NFJ International Value II Funds (the “NFJ Funds”)
Fuller & Thaler Asset Management, Inc. (“Fuller & Thaler”) 411 Borel Avenue, Suite 300 San Mateo, CA 94402	AllianzGI Behavioral Advantage Large Cap Fund
*	Each of the Sub-Advisers, except Fuller & Thaler, is affiliated with the Manager.

The following provides additional information about each Sub-Adviser and the individual portfolio manager(s) who are either individually or jointly and primarily responsible for managing the Funds’ investments. For each Fund, the Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds they manage.

AllianzGI U.S.	AllianzGI U.S. is registered as an investment adviser with the SEC and is organized as a Delaware limited liability company. Its principal place of business is located at 1633 Broadway, New York, New York 10019. AllianzGI U.S. also has offices located at 600 West Broadway, San Diego, California 92101, and 555 Mission Street, San Francisco, California 94105.

AllianzGI U.S. provides investment management services across a broad class of assets including equity, fixed income, futures and options, convertibles and other securities and derivative instruments. AllianzGI U.S.’s primary business is to provide discretionary advisory services to institutional clients through its separate account management services. In addition, AllianzGI U.S. provides discretionary investment advisory services to a variety

Prospectus	281

of commingled funds (including SEC registered open-end investment companies, SEC registered closed-end investment companies and other commingled funds that are not registered with the SEC), which may be sponsored or established by AllianzGI U.S., its affiliates or by unaffiliated third parties. AllianzGI U.S. also participates as a non-discretionary investment adviser providing investment models to unaffiliated third parties. As of December 31, 2014, AllianzGI U.S. had assets under management of $55.6 billion.

In addition to the advisory-related services noted above, AllianzGI U.S. also provides administration and legal/compliance oversight services, as well as global client service, marketing and sales support to NFJ Investment Group LLC.

The individuals at AllianzGI U.S. listed below are either individually or jointly and primarily responsible for the day-to-day management of the noted Funds. Employees of AllianzGI U.S. affiliates outside the US participate in the management of certain Funds as “associated persons” of AllianzGI U.S. under the firm’s compliance oversight, in accordance with SEC guidance as to so-called “participating affiliate” arrangements. These associated persons may, on behalf of AllianzGI U.S., provide discretionary investment management services, research and related services to the Funds.

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
AllianzGI Best Styles Emerging Markets Equity Fund	Dr. Michael Heldmann, CFA	2014 (Inception)	Dr. Heldmann is a portfolio manager with Allianz Global Investors, which he joined in 2007. He is a member of the Systematic Equity team and manages Best Styles Europe Equity and Best Styles Emerging Markets Equity mandates. He has seven years of investment-industry experience. Dr. Heldmann previously worked at CERN in Geneva, Switzerland, as a researcher in particle physics. He has a master’s degree in physics from the University of Mainz, Germany, and a doctorate from the University of Freiburg, Germany. Dr. Heldmann is a CFA charterholder.

AllianzGI Best Styles Global Equity Fund	Dr. Klaus Teloeken (Lead)	2013 (Inception)	Dr. Teloeken is Co-CIO Systematic Equity with Allianz Global Investors, which he joined in 1996. He is responsible for the Systematic Equity team’s development and the management of active investment strategies. Dr. Teloeken was previously a quantitative analyst for the firm and has 18 years of investment-industry experience. He studied mathematics and computer science and has a master’s degree and a doctorate from the University of Dortmund, Germany.

	Dr. Rainer Tafelmayer	2013 (Inception)	Dr. Tafelmayer, FRM, is a portfolio manager with Allianz Global Investors, which he joined in 2002. He is a member of the Systematic Equity team and has 19 years of investment-industry experience. Before joining the firm, he worked as a business consultant in finance and risk management, and was a researcher in operations research at the Technical University of Chemnitz, Germany. Dr. Tafelmayer has a master’s degree and a doctorate in physics from the University of Heidelberg, Germany.

AllianzGI Best Styles International Equity Fund	Dr. Michael Heldmann, CFA	2014 (Inception)	See above.

AllianzGI Best Styles U.S. Equity Fund	Karsten Niemann, CFA	2014 (Inception)	Mr. Niemann is a portfolio manager with Allianz Global Investors, which he joined in 1998. He is a member of the Systematic Equity team and manages Best Styles U.S. Equity mandates. Mr. Niemann is also responsible for the team’s European high-dividend products. He previously managed Best Styles Global Equity and Best Styles Euroland Equity mandates for the firm; before that, he was a quantitative analyst. Mr. Niemann has 17 years of investment-industry experience. He has a master’s degree in economics from the University of Bonn, Germany, and is a CFA charterholder.

AllianzGI China Equity Fund	Christina Chung, CFA	2010 (Inception)	Ms.Chung, CFA, CMA, is a senior portfolio manager with Allianz Global Investors. She heads the Greater China team and has 24 years of investment-industry experience. Before joining the firm in 1998, Ms.Chung was a senior portfolio manager with Royal Bank of Canada Investment Management, a portfolio manager with Search International and an economist with HSBC Asset Management. Ms.Chung has a B.A. from Brock University and an M.A. in economics from the University of Alberta.

AllianzGI Convertible Fund	Douglas G. Forsyth, CFA	1994*	Mr. Forsyth, CFA, CAIA, is a portfolio manager, a managing director and CIO Fixed Income US with Allianz Global Investors, which he joined in 1994. He is the head of the Income and Growth Strategies team. Mr. Forsyth has portfolio management, trading and research responsibilities, and oversees all aspects of the Income and Growth platform’s business, including product development and implementation. He has more than 22 years of investment-industry experience and was previously an analyst at AEGON USA. He has a B.B.A. from the University of Iowa.

	Justin Kass, CFA	2003*	Mr. Kass, CFA, is a portfolio manager and managing director with Allianz Global Investors, which he joined in 2000. He has portfolio management and research responsibilities for the Income and Growth Strategies team. Mr. Kass has more than 16 years of investment-industry experience. He has a B.S. from the University of California, Davis, and an M.B.A. from the UCLA Anderson School of Management.

AllianzGI Emerging Markets Consumer Fund	Kunal Ghosh (Lead)	2014 (Inception)	Mr. Ghosh is a portfolio manager and a director with Allianz Global Investors, which he joined in 2006. He is head of the Systematic team and has more than 11 years of investment-industry experience. Mr. Ghosh was previously a research associate and portfolio manager for Barclays Global Investors, and a quantitative analyst for the Cayuga Hedge Fund. He has a B.Tech. from the Indian Institute of Technology, an M.S. in material engineering from the University of British Columbia and an M.B.A. from Cornell University.

282	Allianz Multi-Strategy Funds

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
	Lu Yu, CFA, CIPM	2014 (Inception)	Ms. Yu, CFA, CIPM, is a portfolio manager and director with Allianz Global Investors. She joined the firm in 2003 and has portfolio-management and research responsibilities for the Systematic team. Ms. Yu has more than 12 years of investment-industry experience and was previously a risk analyst for Provident Advisors LLC. She has a B.S. from Nanjing University, China, and an M.S. from the University of Southern California and the National University of Singapore.

AllianzGI Emerging Markets Debt Fund	Greg Saichin	2014 (Inception)	Mr. Saichin is a senior portfolio manager, a managing director and CIO Global Emerging Markets Fixed Income with Allianz Global Investors, which he joined in 2013. He is the head of the Emerging Markets Fixed Income team and is responsible for developing the team and its range of strategies. Mr. Saichin has 31 years of investment-industry experience. He was previously the head of emerging markets and a senior portfolio manager with Pioneer Investments. Mr. Saichin has a B.A. from the University of Buenos Aires, Argentina and an M.B.A. from the University of Pennsylvania.

	Zeke Diwan	2014 (Inception)	Mr. Diwan is a senior portfolio manager and a director with Allianz Global Investors, which he joined in 2013. He is a member of the firm’s Emerging Markets Fixed Income team and has portfolio-management responsibilities for the team’s strategies. Mr. Diwan has 19 years of investment-industry experience. Before joining the firm, he worked at Rogge Global Partners, where he was a senior portfolio manager focusing on emerging-market debt and global high yield. Before that, Mr. Diwan worked at Pioneer Investments as a senior portfolio manager, focusing on emerging-market debt, European high yield and total return strategies; at Citigroup Global Markets as a high-yield research analyst and loan desk analyst; and at Bear Stearns as a US high-yield syndicate analyst. He has a B.S. in operations research from Columbia University.

	Daniel Ha, CFA	2014 (Inception)	Mr. Ha, CFA, is a senior portfolio manager with Allianz Global Investors, which he joined in 2014. He is a member of the firm’s Emerging Markets Fixed Income team and has portfolio management responsibilities for the team’s strategies. Mr. Ha has seven years of investment industry experience. He was previously a portfolio manager at Income Partners Asset Management. Mr. Ha has a B.B.A. from Hong Kong University of Science and Technology and an M.B.A. from The Chinese University of Hong Kong.

AllianzGI Emerging Markets Small-Cap Fund	Kunal Ghosh (Lead)	2014 (Inception)	See above.

	Lu Yu, CFA, CIPM	2014 (Inception)	See above.

	Jie Wei, CFA	2014 (Inception)	Mr. Wei, CFA, is a portfolio manager and vice president with Allianz Global Investors, which he joined in 2008. He has portfolio-management and research responsibilities for the Systematic team. Mr. Wei has nine years of investment-industry experience and was previously a quantitative strategist at GMN (GSA) Capital, where he built data systems for research, alpha generation and performance analysis. Before that, he was an intern with the fixed-income research group at Barclays Global Investors, where he developed multifactor risk models for US Treasury and agency bonds. Mr. Wei has a B.S. from Wuhan University, China; an M.S. from the National University of Singapore; and a master’s in financial engineering from the University of California, Berkeley.

AllianzGI Europe Equity Dividend Fund	Neil Dwane	2015 (Inception)	Mr. Dwane is CIO Equity Europe with Allianz Global Investors, which he joined in 2001. He is responsible for equity portfolio management, research and trading activities in Frankfurt, Paris and London, overseeing 130 investment professionals and EUR 63 billion in assets under management. Mr. Dwane is a member of the firm’s European Executive Committee and the chairperson of the European Equity Management Group. As a portfolio manager, he manages nearly EUR 4 billion in assets for the firm. Mr. Dwane has 26 years of investment-industry experience. He previously worked at JP Morgan Investment Management as a UK and European specialist portfolio manager. Before that, Mr. Dwane worked at Fleming Investment Management and at Kleinwort Benson Investment Management as an analyst and a fund manager. He has a B.A. in classics from Durham University and is a member of the Institute of Chartered Accountants.

	Joerg de Vries-Hippen	2015 (Inception)	Mr. de Vries-Hippen is a senior portfolio manager, a managing director and Head of Equity Investment, Frankfurt with Allianz Global Investors, which he joined in 1992. He is Investment Style Leader of the European Dividend and Value Equity team, responsible for the firm’s European Equity Dividend and Swiss Equity Market strategies. Previously, Mr. de Vries-Hippen was a junior portfolio manager for Japanese equities. He has 23 years of investment-industry experience. Mr. de Vries-Hippen has an undergraduate degree and an M.B.A. in banking/financial system and accountancy from the University of Mannheim. He holds the DVFA/CIIA designations.

	Gregor Rudolph-Dengel	2015 (Inception)	Mr. Rudolph-Dengel is a portfolio manager and a vice president with Allianz Global Investors, which he joined in 2007. As a member of the European Equity team, he is responsible for the European Equity Dividend strategy; he is also the lead portfolio manager of the Europe Equity Value strategy. Mr. Rudolph-Dengel previously participated in the firm’s graduate program, where he worked with the Fund of Funds, Emerging Markets and Multi Asset teams. He has seven years of investment-industry experience. Mr. Rudolph-Dengel has a bachelor’s degree in European business from the European School of Business in Reutlingen, Germany, in conjunction with Dublin City University.

Prospectus	283

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
AllianzGI Global Allocation Fund	Giorgio Carlino (Lead)	2015	Mr. Carlino is a portfolio manager with Allianz Global Investors, which he joined in 2001. He is on the Multi Asset-Multi Strategy team and was previously a private client portfolio manager, responsible for multi-manager selection. Mr. Carlino has 14 years of investment industry experience. He previously worked in fund management at Commerzbank AM. Mr. Carlino has a degree in economics and finance from La Sapienza University in Rome, and a master’s degree in portfolio management and asset allocation from the Department of Statistics at the University of Bologna.

	James Macey, CFA, CAIA	2011	Mr. Macey, CFA, CAIA, is a portfolio manager and a director with Allianz Global Investors, which he joined in 2006. As a member of the Multi Asset US team, he is a portfolio manager for the target-date portfolios, as well as for other asset-allocation portfolios, including 529 college-savings plans. Mr. Macey has 14 years of investment-industry experience and was previously an equity research analyst at Lehman Brothers. Before that, he worked at Bloomberg Financial Markets. Mr. Macey has an M.Sci. in astrophysics from University College London.

	Paul Pietranico, CFA	2009

Mr. Pietranico, CFA, is a portfolio manager and director with Allianz Global Investors, which he joined in 2005. As a member of the Multi Asset US team, he has direct responsibility for target-date portfolio risk profiles, asset allocation and fund selection. Mr. Pietranico also participates in research and analysis for the team’s 529 programs and portfolios. He has more than 19 years of investment industry experience. Mr. Pietranico has a B.S. in physics, an M.A. in philosophy of science and an M.S. in engineering economic systems and operations research from Stanford University.

	Rahul Malhotra	2013	Mr. Malhotra, Ph.D., is a portfolio manager and a vice president with Allianz Global Investors, which he joined in 2012. As a member of the Multi Asset US team, he is responsible for quantitative research and development. Mr. Malhotra has seven years of investment industry experience. He has a B.S. in physics from the California Institute of Technology and a Ph.D. in theoretical particle physics from the University of Texas at Austin.

AllianzGI Global Dynamic Allocation	Claudio Marsala (Lead)	2015	Mr. Marsala is a portfolio manager and director with Allianz Global Investors, which he joined in 2001. As a member of the Multi Asset US team, he manages multi-asset mandates for retail and institutional clients. Mr. Marsala previously led the quantitative efforts of the firm’s Multi Asset team in Italy, focusing on systematic multi-asset products; before that, he worked in risk management. Mr. Marsala has 14 years of investment industry experience. He has a degree in economics and financial markets from the University of Pisa in Italy, and a master’s degree in quantitative finance from the University of Turin.

	Giorgio Carlino	2015	See above.

	James Macey, CFA, CAIA	2011	See above.

AllianzGI Global Fundamental Strategy Fund	Andreas E. F. Utermann (Lead)	2013 (Inception)	Mr. Utermann, ASIP, is co-head and Global Chief Investment Officer of Allianz Global Investors. He joined the firm and its Global Executive Committee in 2002. Mr. Utermann has 25 years of investment-industry experience, including 12 years at Merrill Lynch Investment Managers (formerly Mercury Asset Management), where he was Global Head and CIO, Equities. He has a B.Sc. in economics from the London School of Economics and an M.A. in economics from Katholieke Universiteit Leuven. Mr. Utermann is on the board of the CFA Society of the UK and the AMIC Council of the ICMA, and is fluent in English, German, French and Dutch.

	Armin Kayser	2013 (Inception)	Mr. Kayser is a senior portfolio manager with Allianz Global Investors, which he joined in 1998. He is a member of the Multi-Asset team and manages retail and institutional strategies with a European and global focus. Mr. Kayser has also managed emerging-market bond funds with the firm’s fixed-income team. He has 26 years of investment-industry experience and previously worked at Swiss Bank Corporation. Mr. Kayser has a master’s degree in economics from the University of Mannheim.

	Eric Boess, CFA	2013 (Inception)	Mr. Boess, CFA, is the global head of derivatives and a director with Allianz Global Investors, which he joined in 1994. He runs the European Equity Derivatives team. Mr. Boess recently developed and implemented overlay and absolute-return strategies for the firm, and helped integrate derivatives in investment processes. He has also traded fixed-income, equity and commodity derivatives. Mr. Boess has 20 years of investment-industry experience and previously worked at Dresdner Bank.

	Karl Happe	2013 (Inception)	Mr. Happe is a portfolio manager with Allianz Global Investors, which he joined in 2013. As CIO Insurance Related Strategies, he leads a team that manages equity and fixed-income portfolios. Mr. Happe was previously the head of the global fixed-income strategy team and has 19 years of investment experience. Before joining the firm, Mr. Happe worked at McKinsey & Co., at Bank Boston and at Morgan Stanley. He has a B.S.E in civil engineering and operations research, summa cum laude, from Princeton University and an M.B.A. with distinction from INSEAD.

	Steven J. Berexa, CFA	2013 (Inception)	Mr. Berexa, CFA, is a senior portfolio manager and managing director with Allianz Global Investors, which he joined in 1997. He is the Global Head of Research and is involved with the management of several portfolios. Mr. Berexa has 27 years of investment-industry experience and previously worked at Prudential and Chancellor/LGT Asset Management. He has a B.S.E.E. and an M.B.A. from Duke University, where he studied electrical engineering and computer science.

284	Allianz Multi-Strategy Funds

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
AllianzGI Global Managed Volatility Fund	Kunal Ghosh	2011	See above.

	Mark P. Roemer	2013	Mr. Roemer is a portfolio manager and director with Allianz Global Investors, which he joined in 2001. He has portfolio-management and research responsibilities for the Systematic team. Mr. Roemer has more than 19 years of investment-industry experience. He previously worked at Barclays Global Investors as a principal and a US equity product manager, and at Kleinwort Benson Investment Management of London. Mr. Roemer has a B.S. from Virginia Tech, an M.S. from Stanford University and a master’s in finance from the London Business School.

	Steven Tael, PhD, CFA	2013	Mr. Tael, Ph.D., CFA, is a portfolio manager and vice president with Allianz Global Investors, which he joined in 2005. He has portfolio-management and research responsibilities with the Systematic team. Mr. Tael has 18 years of investment-industry experience and previously worked at Mellon Capital Management Corporation, Affinicorp USA and Bank of America. He has a B.S. and an M.A. from the University of California at Santa Barbara, and a Ph.D. in applied mathematics and statistics from SUNY at Stony Brook.

AllianzGI Global Megatrends Fund	John Schroer	2015 (Inception)	Mr. Schroer, CFA, is a portfolio manager and a director with Allianz Global Investors, which he joined in 2014. He is the sector head of the Health Care team. Mr. Schroer has more than 20 years of investment-industry experience. He was previously the president of Schroer Capital, L.P.; an equity analyst with HealthCor Management, L.P.; a managing member and portfolio manager for ITROS Capital Management, LLC; a global partner, senior vice president, and portfolio manager for INVESCO; and an analyst for Trust Company of the West. Mr. Schroer has a B.S. in history and international relations and an M.B.A. in finance from the University of Wisconsin.

AllianzGI Global Sustainability Fund	Paul Schofield	2014 (Inception)	Mr. Schofield is a portfolio manager with Allianz Global Investors, which he joined in 1998. As a member of the Global Equities team, he provides support for the lead portfolio manager of the Global High Alpha strategy. Mr. Schofield also manages the Global Sustainability portfolio and was previously the lead portfolio manager for this strategy. In addition, he is responsible for managing high-alpha mandates, including the Kokusai strategy, to customized benchmarks. He has 17 years of investment-industry experience.

	Jeremy Kent	2014 (Inception)	Mr. Kent is an assistant vice president, ESG analyst and portfolio manager with Allianz Global Investors, which he joined in 2008. He has analytical responsibilities on the Environmental, Social and Governance (ESG) Research team for the industrial sector and is the back-up portfolio manager for the Global Sustainability strategy. Mr. Kent has six years of investment-industry experience. Before joining Allianz Global Investors, he founded and operated a small business. Mr. Kent has a B.A. in entrepreneurial management from California State University. He is a CFA charterholder and holds the IMC designation.

AllianzGI Global Water Fund	Andreas Fruschki, CFA (Lead)	2008 (Inception)	Mr. Fruschki, CFA, is the lead portfolio manager and an analyst at Allianz Global Investors, which he joined in 2007. He has 9 years of investment-industry experience. Mr. Fruschki previously worked at the Berlin Court of Appeal, PriceWaterhouseCoopers, the German Chamber of Commerce and Berlin’s City Development Department. He also worked as a consultant in the corporate-finance practice at PriceWaterhouseCoopers in Hamburg. Mr. Fruschki has an M.B.A. from the University of Western Sydney and a law degree from Humboldt University in Berlin.

AllianzGI High Yield Bond Fund	Douglas G. Forsyth, CFA	1996* (Inception)	See above.

	William L. Stickney	1999*	Mr. Stickney is a portfolio manager and managing director with Allianz Global Investors, which he joined in 1999. He has portfolio-management and research responsibilities for the Income and Growth Strategies team. Mr. Stickney has 25 years of investment-industry experience. He was previously a vice president of institutional fixed-income sales with ABN AMRO, Inc.; before that, he worked for Cowen & Company and Wayne Hummer & Company. Mr. Stickney has a B.S. from Miami University, Ohio, and an M.B.A. from the Kellogg School of Management, Northwestern University.

AllianzGI International Growth Fund	Robert Hofmann (lead)	2015 (Inception)

Mr. Hofmann is a portfolio manager and a vice president with Allianz Global Investors, which he joined in 2005. As a member of the European Equities team, he is deputy portfolio manager for the Europe Equity Growth strategy and lead portfolio manager for the International Equity Growth strategy. Mr. Hofmann has nine years of investment-industry experience. He has an M.B.A. in finance and accounting from the University of Frankfurt am Main. Mr. Hofmann is a CFA charterholder.

	Tobias Kohls	2015 (Inception)	Mr. Kohls is a portfolio manager with Allianz Global Investors, which he joined in 2005. He has portfolio-management responsibilities on the Global Equities team. Mr. Kohls was previously a member of the Japanese Equities team and also worked at Dresdner Bank in Düsseldorf, where he spent two years in their apprentice banking, finance and securities training program. He has eight years of investment-industry experience. Mr. Kohls has a B.B.A. from the Frankfurt School of Finance and Management, and an M.B.A. with distinction from Warwick Business School. Mr. Kohls is a CFA charterholder and holds the Financial Risk Manager (FRM) designation.

Prospectus	285

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
	Martin Hermann	2015 (Inception)	Mr. Hermann is a portfolio management associate with Allianz Global Investors, which he joined in 2010. As a member of the European Equities team, he is involved in the management of the Europe Equity Growth portfolios and the International Equity Growth strategy. Mr. Hermann was previously a portfolio management associate for the Emerging Markets team. He has three year of investment-industry experience. Mr. Hermann has a master’s degree in corporate finance and investment analysis from the University of Vienna. He is a CFA charterholder.

AllianzGI International Small-Cap Fund**	Andrew Neville (Lead)	2012	Mr. Neville is a portfolio manager and director with Allianz Global Investors, which he joined in 2004. He is a member of the European & German Mid/Small Caps team. Mr. Neville has 16 years of investment-industry experience. He previously worked as a portfolio manager at Baring Asset Management, trained as a portfolio manager at AIB Govett Asset Management and worked as an audit manager for Deloitte & Touche. Mr. Neville has a B.S. in civil engineering from Imperial College London.

	Bjoern Mehrmann	2012	Mr. Mehrmann is a portfolio manager with Allianz Global Investors, which he joined in 2001. He is a member of the European & German Mid/Small Caps team. Mr. Mehrmann has 12 years of investment-industry experience. He has a B.S. in computer science from James Madison University and a master’s in business administration from EBS International University Schloss Reichartshausen.

	Dennis Lai	2012	Mr. Lai is a senior portfolio manager with Allianz Global Investors. He has 19 years of investment-industry experience. Before joining the firm in 2003, he was a research analyst with Cazenove Asia, an investment manager with Special Assets Ltd. and chief financial officer for Bridestowe Estates Pty Ltd. Before that, he worked in accounting and corporate finance for Anglo Chinese Corporate Finance Ltd., Citicorp and Price Waterhouse. He has a master’s degree in finance from the University of New South Wales in Sydney, Australia.

	Frank Hansen	2012	Mr. Hansen, CFA, is a portfolio manager with Allianz Global Investors, which he joined in 1999. He is a member of the European & German Mid/Small Caps team. Mr. Hansen has 26 years of investment-industry experience. He previously worked at UBS Frankfurt in the private banking division; at UBS Zurich as a portfolio manager for institutional accounts and a financial analyst for German small caps; and at Dresdner Bank in the institutional asset-management division, with special responsibility for European small caps. Mr. Hansen has an M.B.A. from the University of Hamburg.

	Koji Nakatsuka	2012	Mr. Nakatsuka, CFA, CMA, is a senior portfolio manager and director with Allianz Global Investors, which he joined in 2005. He has 15 years of investment-industry experience and previously managed a mid/small-cap investment trust at Goldman Sachs Asset Management. Before that, he was at Schroder Investment Management Japan as an equity analyst for mid/small caps. Mr. Nakatsuka has a B.A. in law from Sophia University.

AllianzGI Micro Cap Fund	K. Mathew Axline, CFA	2010	Mr. Axline, CFA, is a portfolio manager and director with Allianz Global Investors, which he joined in 2004. He has portfolio-management and research responsibilities for the US Small Cap Growth team. Mr. Axline has more than 15 years of investment-industry experience. He was previously an associate with Pescadero Ventures, LLC, a business development manager for Icarian, Inc. and a wealth-management advisor with Merrill Lynch, Pierce, Fenner & Smith. Mr. Axline has a B.S. from The Ohio State University and an M.B.A. from Indiana University’s Kelley School of Business.

	Robert S. Marren	2007*	Mr. Marren is a portfolio manager and managing director with Allianz Global Investors, which he joined in 2007. He has portfolio-management and research responsibilities on the US Small Cap Growth team. Mr. Marren has more than 24 years of investment-industry experience and was previously the director of research and a portfolio manager for Duncan-Hurst Capital Management, and an assistant manager of corporate finance for Hughes Aircraft Company. Mr. Marren has a B.A. from the University of California, San Diego, and a M.B.A. from Duke University, Fuqua School of Business.

	John C. McCraw	1995* (Inception)	Mr. McCraw is a portfolio manager and managing director with Allianz Global Investors, which he joined in 1992. He oversees portfolio management and research for the US Small Cap Growth team. Mr. McCraw has more than 23 years of investment-industry experience. He was previously a branch manager and loan officer with Citizens & Southern National Bank. Mr. McCraw has a B.A. from Flagler College and an M.B.A. from the Paul Merage School of Business, University of California, Irvine.

	Stephen Lyford	2013	Mr. Lyford is a portfolio manager and a Director with Allianz Global Investors, which he joined in 2005. He has portfolio-management and research responsibilities for the US Small Cap Growth team. Mr. Lyford has 13 years of investment-industry experience. He was previously a co-analyst for small- and micro-cap portfolios with Duncan-Hurst Capital Management; before that, he worked with Trammel Crow. Mr. Lyford has a B.B.A. and a B.S. from Southern Methodist University, and an M.B.A. from the UCLA Anderson School of Management.

	Blake Burdine	2015

Mr. Burdine is a portfolio manager and director with Allianz Global Investors, which he joined in 2007. He has portfolio management and research responsibilities for the US Small Cap Growth team. Mr. Burdine has 22 years of investment-industry experience. He was previously a portfolio manager and research analyst at Duncan-Hurst Capital Management, focusing on micro-cap and small-cap growth strategies; a portfolio manager and research analyst at CapitalWorks Investment Partners; a research analyst at USAA Investment Management and Credit Suisse First Boston; and an investment-banking analyst at Jefferies & Company and Howard, Weil, Labouisse, Friedrichs. Mr. Burdine attained a B.A. and an M.B.A (McCombs School of Business), both from The University of Texas at Austin.

286	Allianz Multi-Strategy Funds

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
AllianzGI Multi-Asset Real Return Fund	Dr. Michael Stamos, CFA (Lead)	2012 (Inception)	Dr. Stamos, CFA, is a portfolio manager with Allianz Global Investors, which he joined in 2007. He has been part of the Multi Asset-Multi Strategy team since 2007, overseeing balanced mandates for institutional and retail clients. Dr. Stamos has 10 years of investment-industry experience. He was previously a researcher at the Institute of Investment, Portfolio Management and Pension Finance at the University of Frankfurt, where he obtained his Ph.D. in Finance.

	Giorgio Carlino	2012 (Inception)	See above.

	James Macey, CFA, CAIA	2014	See above.

AllianzGI Short Duration High Income Fund	Douglas G. Forsyth, CFA	2013	See above.
	James Dudnick, CFA	2014	Mr. Dudnick is a portfolio manager and a director with Allianz Global Investors, which he joined in 2005. He has portfolio-management and research responsibilities for the Short Duration High Income team. Mr. Dudnick has 15 years of investment-industry experience. He was previously a financial advisor at Merrill Lynch, working with both individual and institutional clients. Before that, he worked at Goldman Sachs as a financial analyst in the investment-management division, where he conducted research and executed trades. Mr. Dudnick has a B.B.A. with high distinction in business administration from the University of Michigan Business School. He is a CFA charterholder.

	Steven Gish, CFA	2014	Mr. Gish is a portfolio manager and a director with Allianz Global Investors, which he joined in 2005. He has portfolio-management and research responsibilities on the Short Duration High Income team. Mr. Gish has 19 years of investment-industry experience. He was previously a senior research analyst with Roth Capital Partners; before that, he worked in credit at a division of Deutsche Bank Group. Mr. Gish has a B.A. from the University of New Mexico and an M.B.A. from the University of Colorado. He is a CFA charterholder.

AllianzGI Structured Return Fund	Greg P. Tournant (Lead)	2012 (Inception)	Mr. Tournant, lead portfolio manager, is a managing director and CIO US Structured Products with Allianz Global Investors, which he joined in 2002. He is head of the Structured Products team and has 19 years of investment-industry experience. Mr. Tournant was previously co-CIO at Innovative Options Management, a senior research analyst at Eagle Asset Management, a strategy consultant for McKinsey & Co. and a sell-side research analyst for Raymond James. He has a B.S. from Trinity University and an M.B.A. from the Kellogg School of Business at Northwestern University.

	Stephen G. Bond-Nelson	2012 (Inception)	Mr. Bond-Nelson is a portfolio manager and director with Allianz Global Investors, which he joined in 1999. He has portfolio-management and research responsibilities for the Structured Products team. Mr. Bond-Nelson has more than 22 years of investment-industry experience. He has a B.S. from Lehigh University and an M.B.A. from Rutgers University.

	Trevor Taylor	2012 (Inception)	Mr. Taylor is a portfolio manager and director with Allianz Global Investors, which he joined in 2008. He has portfolio-management and research responsibilities for the Structured Products team, and has more than 16 years of investment-industry experience. He was previously co-CIO at Innovative Options Management, where he managed an equity-index option-based hedge fund and option programs on several open-end mutual funds. Before that, he was CIO at TLT Atlantic Asset Management and TLT Capital Corp. Mr. Taylor has a B.A. from the University of Florida.

AllianzGI Ultra Micro Cap Fund	K. Mathew Axline, CFA	2010	See above.

	Robert S. Marren	2008* (Inception)	See above.

	John C. McCraw	2008* (Inception)	See above.

	Stephen Lyford	2013	See above.

	Blake Burdine	2015	See above.

AllianzGI U.S. Equity Hedged Fund	Greg P. Tournant (Lead)	2012 (Inception)	See above.

	Stephen G. Bond-Nelson	2012 (Inception)	See above.

	Trevor Taylor	2012 (Inception)	See above.

Prospectus	287

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
AllianzGI U.S. Small-Cap Growth Fund	K. Mathew Axline, CFA	2010	See above.

	Robert S. Marren	2007*	See above.

	John C. McCraw	1993*	See above.

	Stephen Lyford	2013	See above.

	Blake Burdine	2015	See above.
*	Each Portfolio Manager served as portfolio manager of the Fund’s predecessor, which reorganized into the Trust on April 12, 2010.
**	Andrew Neville serves as the lead portfolio manager of the AllianzGI International Small-Cap Fund and is based in London, England. The Fund relies on regionally based investment teams to locate investment opportunities. Messrs. Neville, Hansen and Mehrmann are responsible for identifying investments in Europe and the United Kingdom, Mr. Nakatsuka is responsible for stock selection in the Japanese market and Mr. Lai is responsible for identifying investment opportunities in the Asia-Pacific (ex-Japan) region.

AllianzGI U.S. selects the Underlying Funds and other investments in which the Target Date Funds and Retirement Income Fund may invest and allocates the Target Funds’ assets among the Underlying Funds and other investments.

Paul Pietranico, James Macey, Rahul Malhotra and Claudio Marsala are the individuals at AllianzGI U.S. who are jointly and primarily responsible for selecting and allocating the assets of the Target Funds for which each individual serves as a portfolio manager among the Underlying Funds and other investments. The following provides information about Messrs. Pietranico, Macey, Malhotra and Marsala. The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by each portfolio manager and the portfolio managers’ ownership of the securities of the Funds.

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
Target Funds	Paul Pietranico, CFA	2008, 2011* (since inception)	See above.

	James Macey, CFA, CAIA	2011	See above.

	Claudio Marsala	2015	See above.

	Rahul Malhotra	2013,** 2015**	See above.
*	Mr. Pietranico is a portfolio manager of each Target Fund. The 2015, 2020, 2030, 2040 and 2050 Target Date Funds and Retirement Income Fund commenced operations on December 29, 2008. The 2025, 2035, 2045 and 2055 Target Date Funds commenced operations on December 19, 2011.
**	Mr. Malhotra is a portfolio manager of each Target Fund. Mr. Malhotra began managing the Retirement Income Fund in 2013 and began managing each of the Target Date Funds in 2015.

Fuller & Thaler	Fuller & Thaler is registered as an investment adviser with the SEC and is organized as a California corporation. Its principal place of business is located at 411 Borel Avenue, Suite 300, San Mateo, CA 94402. Fuller & Thaler is not an affiliate of Allianz.

Fuller & Thaler provides investment management services primarily in long only and long-short equity strategies. Fuller & Thaler’s primary business is to provide discretionary advisory services to institutional clients such as pension plans, pooled funds and foundations. As of December 31, 2014, Fuller & Thaler had assets under management of approximately $3.1 billion.

The individuals at Fuller & Thaler listed below are jointly and primarily responsible for the day-to-day management of the Fund.

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
AllianzGI Behavioral Advantage Large Cap Fund	Raife Giovinazzo, CFA, Ph.D.	2013	Mr. Giovinazzo, Ph.D., CFA, is a portfolio manager and the director of research with Fuller & Thaler. He has more than 12 years of investment-industry experience. Mr. Giovinazzo was previously a co-portfolio manager and researcher with Blackrock’s Scientific Active Equity group (formerly Barclays Global Investors). Before that, he worked at Wellington Management, Marsh & McLennan and Mercer Management Consulting. Mr. Giovinazzo has a B.A. from Princeton; he also has an M.B.A. and a Ph.D. from the Booth School of Business at the University of Chicago.

	Russell J. Fuller, CFA, Ph.D.	2011 (Inception)	Mr. Fuller, Ph.D., CFA, is a co-portfolio manager and the president and CIO of Fuller & Thaler. He is a founder of the firm and oversees its research and investment activities. Mr. Fuller has 45 years of investment-industry experience. He was previously chairman of the finance department at Washington State University and has also held positions at the University of British Columbia, Canada, and the University of Auckland, New Zealand. He has a B.A., an M.B.A. and a Ph.D. from the University of Nebraska.

288	Allianz Multi-Strategy Funds

NFJ	NFJ provides investment management services to mutual funds, closed-end funds and institutional accounts. NFJ is an investment management firm organized as a Delaware limited liability company and, as noted above, is a wholly-owned subsidiary of AllianzGI U.S., which, in turn, is indirectly owned by Allianz SE. AllianzGI U.S. is the sole member of NFJ. NFJ is the successor investment adviser to NFJ Investment Group, Inc., which commenced operations in 1989. Accounts managed and advised by NFJ (including both discretionary and non-discretionary accounts) had combined assets, as of December 31, 2014, of approximately $40.1 billion.

Each NFJ investment strategy is supported by a team of investment professionals. Every core team consists of two or more portfolio managers who work collaboratively, though ultimate responsibility for investment decisions applicable to the investment strategy’s model portfolio (which are typically implemented for all accounts managed by NFJ in that investment strategy) rests with the designated team leader (identified as “Lead” below). The core team members of the NFJ Funds, who are jointly and primarily responsible for each NFJ Fund’s day-to-day management, are listed below.

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
AllianzGI NFJ Emerging Markets Value Fund	Morley D. Campbell, CFA (Lead)	2012 (Inception)	Mr. Campbell, CFA, is a portfolio manager, analyst and managing director with NFJ, an Allianz Global Investors company. He has 10 years of investment-industry experience. Before joining the firm in 2007, Mr. Campbell was an investment-banking analyst for Lazard Frères and Merrill Lynch. He has a B.B.A. from the University of Texas and an M.B.A. from Harvard Business School.

	L. Baxter Hines, CFA	2012 (Inception)	Mr. Hines, CFA, is a portfolio manager, analyst and managing director with NFJ, an Allianz Global Investors company. He has more than 9 years of investment-industry experience. Before joining the firm in 2008, he was a market-data specialist for Reuters. He has a B.A. from the University of Virginia and an M.B.A. from the University of Texas, McCombs School of Business.

	R. Burns McKinney, CFA	2012 (Inception)	Mr. McKinney, CFA, is a portfolio manager, analyst and managing director with NFJ, an Allianz Global Investors company. He has 17 years of investment experience. He has a B.A. from Dartmouth College and an M.B.A. from the Wharton School of the University of Pennsylvania.

	John R. Mowrey, CFA	2013	Mr. Mowrey, CFA, is a portfolio manager, analyst and director with NFJ, an Allianz Global Investors company, which he joined in 2007. He has more than 7 years of investment experience. Mr. Mowrey has a B.A. in political science from Rhodes College and an M.B.A. from Southern Methodist University.

	Thomas W. Oliver, CFA, CPA	2012 (Inception)	Mr. Oliver, CFA, CPA, is a portfolio manager, analyst and managing director with NFJ, an Allianz Global Investors company. He has 19 years of investment-industry experience. Before joining the firm in 2005, Mr. Oliver worked at Perot Systems Corporation and Deloitte & Touche. He has a B.B.A. and an M.B.A. from the University of Texas.

AllianzGI NFJ Global Dividend Value Fund	R. Burns McKinney, (Lead), CFA	2009 (Inception)	See above.
	L.Baxter Hines, CFA	2010	See above.

	Benno J. Fischer, CFA	2009 (Inception)	Mr. Fischer, CFA, lead portfolio manager, is an analyst, a managing director and CIO of NFJ, an Allianz Global Investors company. He has more than 48 years of investment-industry experience. Before founding NFJ in 1989, he was chief investment officer (institutional and fixed income), a senior vice president and a senior portfolio manager at NationsBank, which he joined in 1971. Before that, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark Dodge Asset Management. He has a B.A. in economics and a J.D. from the University of Oklahoma, and an M.B.A. from New York University.

	John R. Mowrey, CFA	2013	See above.

	Thomas W. Oliver, CFA, CPA	2009 (Inception)	See above.

AllianzGI NFJ International Small-Cap Value Fund	L. Baxter Hines, CFA (Lead)	2012 (Inception)	See above.

	Benno J. Fischer, CFA	2012 (Inception)	See above.

	Paul A. Magnuson	2012 (Inception)	Mr. Magnuson is a portfolio manager, analyst and managing director with NFJ, an Allianz Global Investors company. He has 29 years of investment-industry experience. Before joining the firm in 1992, he was an assistant vice president at NationsBank. Mr. Magnuson has a B.B.A. in finance from the University of Nebraska.

	John R. Mowrey	2013	See above.

	Morley D. Campbell, CFA	2012 (Inception)	See above.

Prospectus	289

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
AllianzGI NFJ International Value II Fund	L. Baxter Hines, CFA (Lead)	2011 (Inception)	See above.

	Benno J. Fischer, CFA	2011 (Inception)	See above.

	Paul A. Magnuson	2011 (Inception)	See above.

	R. Burns McKinney, CFA	2011 (Inception)	See above.

	John R. Mowrey, CFA	2013	See above.

	Thomas W. Oliver, CFA, CPA	2011 (Inception)	See above.

Underlying Fund Expenses	The expenses associated with investing in a “fund of funds,” such as Global Megatrends Fund or one of the Target Funds or, to the extent they make use of such strategy, the Allocation Funds, Emerging Markets Debt Fund, Multi-Asset Real Return Fund, Global Fundamental Strategy Fund, Structured Return Fund, or U.S. Equity Hedged Fund are generally higher than those of mutual funds that do not invest primarily in other mutual funds and/or ETFs. This is because shareholders in a “fund of funds” pay indirectly a portion of the fees and expenses changed at the underlying fund level.

The Funds are structured in the following ways to lessen the impact of expenses incurred at the Underlying Fund level:

•	With respect to the Allocation Funds, the Management Fees payable to the Manager are reduced (as described above) to offset certain fees payable by Underlying Funds.

•

The Funds invest in Institutional Class shares (or a similar share class) of the Underlying Funds, which are not subject to any sales charges or 12b-1 fees, with the exception of the Structured Return Fund and the U.S. Equity Hedged Fund, which may invest in the SPDR S&P 500 ETF, a low-fee index ETF.

Because the Funds invest in Institutional Class shares (or a similar share class) of the Underlying Funds to the extent that they invest in Underlying Funds, shareholders of the Funds indirectly bear a proportionate share of these expenses, depending upon how the Funds’ assets are allocated from time to time among the Underlying Funds. See “Fees and Expenses of the Fund” in each Fund Summary above.

Potential Conflicts of Interest	AllianzGI U.S. has broad discretion to allocate and reallocate the assets of the Target Funds, Global Megatrends Fund, Allocation Funds, Emerging Markets Debt Fund, Multi-Asset Real Return Fund and Global Fundamental Strategy Fund among the Underlying Funds consistent with each Fund’s investment objectives and policies and asset allocation targets and ranges. The Manager and/or its affiliates directly or indirectly receive fees (including investment advisory, investment management and administrative fees) from the Underlying Funds in which the Target Funds, Global Megatrends Fund, Allocation Funds, Emerging Markets Debt Fund, Multi-Asset Real Return Fund and Global Fundamental Strategy Fund invest. In this regard, the Manager and AllianzGI U.S. may have a financial incentive for these Funds’ assets to be invested in Underlying Funds with higher fees than other Underlying Funds, even if it believes that alternate investments would better serve a particular Fund’s investment program. Additionally, because SEC and fiduciary rules and principles may require that the Manager waive a substantial part of its Management Fee with respect to assets invested in Underlying Funds, the Manager may have an incentive to maximize direct investment outside of Underlying Funds and Other Acquired Funds. However, this fee waiver is intended to address the potential conflict of interest as to the incentive of the Manager and AllianzGI U.S. to invest the Target Funds’, Global Megatrends Fund’s, Allocation Funds’, Emerging Markets Debt Fund’s, Multi-Asset Real Return Fund’s or Global Fundamental Strategy Fund’s assets in Underlying Funds and Other Acquired Funds. AllianzGI U.S. and the Manager are legally obligated to disregard those incentives in making asset allocation decisions for the Funds. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Funds and any Underlying Funds for which they also act in a similar capacity.

Manager/Sub- Adviser Relationship

Shareholders of each of the Funds have granted approval to the Manager to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the SEC (the “Exemptive Order”) with respect to certain other open-end funds within the Allianz family of funds. One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Currently

290	Allianz Multi-Strategy Funds

the Exemptive Order does not apply to the Trust. In addition, the Exemptive Order currently does not apply to sub-advisory agreements with affiliates of the Manager without shareholder approval, unless those affiliates are wholly-owned by Allianz.

Distributor	The Trust’s distributor is Allianz Global Investors Distributors LLC (“AGID” or the “Distributor”), an indirect subsidiary of Allianz, Allianz Global Fund Management’s parent company. The Distributor, located at 1633 Broadway, New York, New York 10019, is a broker-dealer registered with the SEC and a member of the Financial Industry Regulatory Authority (“FINRA”).

Prospectus	291

[THIS PAGE INTENTIONALLY LEFT BLANK]

292	Allianz Multi-Strategy Funds

Classes of Shares

The Trust offers investors Class A, Class B, Class C, Class R, Institutional Class, Class R6, Class P, Administrative Class and Class D shares of the Funds in this Prospectus. The Fund Summaries at the beginning of this Prospectus indicate which classes are offered for each Fund. Subject to the qualifications described below under “Sales of Class B Shares,” as of November 1, 2009, Class B shares of the Funds are no longer available for purchase. Each class of shares is subject to different types and levels of sales charges (if applicable) and other fees than the other classes and bears a different level of expenses.

Before purchasing shares of the Funds directly, an investor should inquire about the other classes of shares offered by the Trust and particular Funds. As described herein, each class of shares has particular investment eligibility criteria and is subject to different types and levels of charges, fees and expenses than the other classes. An investor who owns Class A, Class B, Class C or Class R shares may call the Distributor at 1-800-988-8380 and an investor who owns Institutional Class, Class R6, Class P, Administrative Class or Class D shares may call the Distributor at 1-800-498-5413.

Subject to eligibility, the class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. Some of the share classes are generally subject to a higher level of operating expenses than other share classes due to the additional service and/or distribution fees paid by such shares as described below. The share classes that are not subject to these expenses, or that are subject to lower expenses, will generally pay higher dividends and have a more favorable investment return. Individual investors can generally invest in Class A and Class C shares. Only certain investors may purchase Institutional Class, Class R6, Class P, Administrative Class, Class D and Class R shares. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services. More extensive information about the Trust’s multi-class arrangements is included in the Statement of Additional Information, which can be obtained free of charge from the Distributor.

Class A Shares	•

Class A shares are generally available for purchase by all investors, subject to the satisfaction of investment minimums described below under “How to Buy and Sell Shares-Investment Minimums & Account Size.”

•	You pay an initial sales charge of up to 5.50% when you buy Class A shares. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

•

You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Statement of Additional Information for details.

•

Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders, but pay initial sales charges that do not apply to Class B or Class C shares.

•

You normally pay no contingent deferred sales charge (“CDSC”) when you redeem Class A shares, although, with respect to all Funds other than AllianzGI Short Duration High Income Fund, you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. With respect to AllianzGI Short Duration High Income Fund, you may pay a 0.50% CDSC if you purchase $250,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 12 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge. Please see the Statement of Additional Information for details.

•	Class A shares do not convert into any other class of shares.

Class B Shares	•

You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially. Class B shares might be preferred by investors who intend to invest in the Funds for longer periods and who do not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares.

•

You normally pay a CDSC of up to 5% if you redeem Class B shares during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CDSC if you redeem during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Statement of Additional Information for details.

•

Class B shares are subject to higher 12b-1 fees than Class A shares for the first seven years they are held. During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

Prospectus	293

•

Class B shares purchased on or before December 31, 2001 or after September 30, 2004 automatically convert into Class A shares after they have been held for seven years. After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares.

•	For more information about the CDSC calculation and conversion date of shares received in an exchange, please see the Statement of Additional Information.

Class C Shares	•

Class C shares are generally available for purchase by all investors, subject to the satisfaction of investment minimums described below under “How to Buy and Sell Shares—Investment Minimums & Account Size.”

•	You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

•	You normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase. The Class C CDSC is waived for certain categories of investors.

•	Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•

Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after seven years, Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the shares are held for more than seven (or eight) years.

Class R Shares	•	Class R shares are generally available only to specified benefit plans. See “How to Buy and Sell Shares—Class R Shares” below for additional information on eligible investors.

•

You do not pay an initial sales charge when you buy Class R shares and you are not charged a CDSC for redeeming Class R shares, however, you may be charged transaction fees and/or other charges as noted below.

•	Class R shares are subject to higher 12b-1 fees than Class A shares and lower 12b-1 fees than Class B and Class C shares.

Class A, Class B, Class C and Class R Shares	Some or all of the payments described below with respect to Class A, Class B, Class C and Class R shares are paid or “reallowed” to financial intermediaries. See the Statement of Additional Information for details. Additional information about the sales charges and other expenses associated with each share Class is provided below.

Institutional Class, Class R6, Class P, Administrative Class and Class D Shares	The Funds do not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class, Class R6, Class P, Administrative Class or Class D shares of the Funds offered in this Prospectus.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Funds.

Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries, and each Fund pays service fees to these entities for services they provide to Class P shareholders. Class P shares may also be offered for direct investment by other investors such as pension and profit sharing plans, employee benefit trusts and plan alliances, endowments, foundations, corporations and high net worth individuals.

Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

With respect to Institutional Class and Administrative Class shares, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and “wrap account” programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund.

Class R6 shares are continuously offered to specified benefit plans and other eligible investors. See “Buying Shares—Class R6 Shares” below.

Class D shares are continuously offered through financial service firms, such broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of the Funds in particular investment products, programs or accounts for which a fee may be charted. See “Buying Shares—Class D Shares” below.

294	Allianz Multi-Strategy Funds

Initial Sales Charges—Class A Shares	This section includes important information about sales charge reduction programs available to investors in Class A shares of the Funds and describes information or records you may need to provide to the Distributor or your financial intermediary in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the net asset value (“NAV”) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. With respect to all Funds other than AllianzGI Short Duration High Income Fund, investors who purchase $1,000,000 or more of any such Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of 1% if they redeem such shares during the first 18 months after their purchase. With respect to AllianzGI Short Duration High Income Fund, investors who purchase $250,000 or more of the Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of 0.50% if they redeem such shares during the first 12 months after their purchase. See “CDSCs on Class A Shares” below.

All Funds Other Than AllianzGI Emerging Markets Debt Fund, AllianzGI High Yield Bond Fund and AllianzGI Short Duration High Income Fund

Amount of Purchase	Sales Charge as % of Net Amount Invested	Sales Charge as % of Public Offering Price
$0–$49,999	5.82%	5.50%
$50,000–$99,999	4.71%	4.50%
$100,000–$249,999	3.63%	3.50%
$250,000–$499,999	2.56%	2.50%
$500,000–$999,999	2.04%	2.00%
$1,000,000+	0.00%	0.00%

AllianzGI Emerging Markets Debt Fund and AllianzGI High Yield Bond Fund

Amount of Purchase	Sales Charge as % of Net Amount Invested	Sales Charge as % of Public Offering Price
$0–$99,999	3.90%	3.75%
$100,000–$249,999	3.36%	3.25%
$250,000–$499,999	2.30%	2.25%
$500,000–$999,999	1.78%	1.75%
$1,000,000+	0.00%	0.00%

AllianzGI Short Duration High Income Fund

Amount of Purchase	Sales Charge as % of Net Amount Invested	Sales Charge as % of Public Offering Price
$0–$99,999	2.30%	2.25%
$100,000–$249,999	1.27%	1.25%
$250,000+	0.00%	0.00%(1)
(1)

Investors who purchase $250,000 or more of the Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of 0.50% if they redeem such shares during the first 12 months after their purchase.

Investors in the Funds may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, the Cumulative Quantity Discount (Right of Accumulation), a Letter of Intent or the Reinstatement Privilege. These programs, which apply to purchases of one or more Funds or series of Allianz Funds that offer Class A shares (together, “Eligible Funds”), are summarized below and are described in greater detail in the Statement of Additional Information.

Right of Accumulation and Combined Purchase Privilege (Breakpoints).  A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the “Combined Purchase Privilege”) by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sale charge on Class A shares (the “Right of Accumulation” or “Cumulative Quantity Discount”) by combining the purchase of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A, B, and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor for purposes of determining the applicable front-end sales charge.

The term “Qualifying Investor” refers to:

(i) an individual, such individual’s spouse, such individual’s children under the age of 21 years, or such individual’s siblings (each a “family member”) (including family trust* accounts established by such a family member)

Prospectus	295

or

(ii) a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved

or

(iii) an employee benefit plan of a single employer

*	For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.

For example, the following illustrates the operation of the Right of Accumulation:

•

Example:  If a shareholder owned Class A shares of the AllianzGI International Small-Cap Fund with a current net asset value of $10,000, Class B shares of the AllianzGI Global Allocation Fund with a current net asset value of $5,000 and Class C shares of the AllianzGI NFJ Global Dividend Value Fund with a current net asset value of $10,000 and he wished to purchase Class A shares of the AllianzGI China Equity Fund with a purchase price of $30,000 (including sales charge), the sales charge for the $30,000 purchase would be at the 4.50% rate applicable to a single $55,000 purchase of shares of the AllianzGI China Equity Fund, rather than the 5.50% rate that would otherwise apply to a $30,000 purchase. The discount will be applied only to the current purchase (i.e., the $30,000 purchase), not to any previous transaction.

Please see the Statement of Additional Information for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.

Letter of Intent.  An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intent to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Reinstatement Privilege.  A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption or repurchase date. The applicable NAV is determined as described under “How to Buy and Sell Shares—Acceptance and Timing of Purchase Orders, Redemption Orders and Share Price Calculations” and is generally the NAV next calculated after a reinstatement request is received by the Transfer Agent. The limitations and restrictions of this program are described in the Statement of Additional Information.

Method of Valuation of Accounts.  To determine whether a shareholder qualifies for a reduction in sales charges on a purchase of Class A shares of Eligible Funds, the offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Cumulative Quantity Discount.

Sales at Net Asset Value.  In addition to the programs summarized above, the Funds may sell their Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including, but not limited to: Trustees of the Funds or the Underlying Funds; current and former (provided that an account is opened during the time of employment) employees of the Manager, Sub-Advisers and Distributor; employees of participating brokers; certain trustees or other fiduciaries purchasing shares for retirement plans; participants investing in certain “wrap accounts” and investors who purchase shares through a participating broker who has waived all or a portion of the payments it normally would receive from the Distributor at the time of purchase. In addition, Class A shares of the Funds issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

Required Shareholder Information and Records.  In order for investors in Class A shares of the Funds to take advantage of sales charge reductions, an investor or his or her financial intermediary must notify the Distributor that the investor qualifies for such a reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor’s account.

296	Allianz Multi-Strategy Funds

An investor may have to provide certain information or records to his or her financial intermediary or the Distributor to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Funds or other Eligible Funds held in:

•	all of the investor’s accounts held directly with the Trust or through a financial intermediary;

•	any account of the investor at another financial intermediary; and

•	accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.

The Trust makes available free of charge, on the Fund’s Web site at us.allianzgi.com, information regarding eliminations of and reductions in sales charges associated with Eligible Funds.

Initial Sales Charges— Other Share Classes	As discussed above, only Class A shares of the Funds are subject to an initial sales charge. In addition, the maximum allowable single purchase of Class C shares of the AllianzGI Short Duration High Income Fund is limited to $249,999.

Contingent Deferred Sales Charges (CDSCs)—Class B and Class C Shares	Unless you are eligible for a waiver, if you sell (redeem) your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. For investors investing in Class B or Class C shares of the Funds through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Class B Shares	Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
	First	5
	Second	4
	Third	3
	Fourth	3
	Fifth	2
	Sixth	1
	Seventh and thereafter	0

Class C Shares	Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
	First	1
	Thereafter	0

CDSCs on Class A Shares	With respect to all Funds other than AllianzGI Short Duration High Income Fund, unless a waiver applies, investors who purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) will be subject to a 1% CDSC if the shares are redeemed within 18 months of their purchase. With respect to AllianzGI Short Duration High Income Fund, unless a waiver applies, investors who purchase $250,000 or more of Class A shares (and, thus, pay no initial sales charge) will be subject to a 0.50% CDSC if the shares are redeemed within 12 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or if you are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below.

How CDSCs are Calculated	Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV per share of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share. CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC.

For example, the following illustrates the operation of the Class B CDSC:

•

Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

Prospectus	297

Reductions and Waivers of Initial Sales Charges and CDSCs	The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Statement of Additional Information for details. The Statement of Additional Information is available free of charge from the Distributor.

Sales of Class B Shares	Effective November 1, 2009, Class B shares of the Funds are no longer available for purchase, except through exchanges and dividend reinvestments as discussed below. Class B shareholders may continue to hold such shares until they automatically convert to Class A shares under the existing conversion schedule, as outlined in above under “Class B shares.” Dividends and capital gain distributions paid on outstanding Class B shares may continue to be reinvested in Class B shares in accordance with the Funds’ current policies. In addition, Class B shareholders may continue to exchange their shares for Class B shares of other Funds, or for series of Allianz Funds that have Class B shares outstanding in accordance with the Funds’ policies. See “How to Buy and Sell Shares—Exchanging Shares” for details. In certain circumstances, Class B shares of a Fund may also be exchanged directly for shares of another Class of the same Fund, as described in the Statement of Additional Information. Class B shareholders who have direct accounts with the Funds that previously involved recurring investments in Class B shares of any of the Funds through the automated investment plans now have such recurring investments automatically redirected into Class A shares of the same Fund at net asset value, without any sales charges (loads). All other features of Class B shares, including Rule 12b-1 distribution and service fees, contingent deferred sales charge schedules and conversion features, remain unchanged and continue in effect. The Trust and the Distributor each reserves the right at any time to modify or eliminate these policies and restrictions, including on a case-by-case basis. Please call the Distributor at 1-800-988-8380, or your broker or other financial advisor, if you have any questions regarding the restrictions described above.

Class R Shares—Specified Benefit Plans	Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan’s broker, dealer or other financial intermediary (“financial service firm”) has an agreement with the Distributor or the Manager to utilize Class R shares in certain investment products or programs (collectively, “specified benefit plans”). In addition, Class R shares also are generally available only to specified benefit plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the benefit plan level or at the level of the plan’s financial service firm). Class R shares are not available to retail or institutional non-specified benefit plan accounts, traditional and Roth IRAs (except through omnibus accounts), Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans.

The administrator of a specified benefit plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Plan participants may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.

Eligible specified benefit plans generally may open an account and purchase Class R shares by contacting any financial service firm authorized to sell Class R shares of the Funds. Eligible specified benefit plans may also purchase shares directly from the Distributor. See “Buying Shares” below. Additional shares may be purchased through a benefit plan’s administrator or recordkeeper.

Financial service firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by specified benefit plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes. Financial service firms may also perform other functions, including generating confirmation statements, and may arrange with plan administrators for other investment or administrative services. Financial service firms may independently establish and charge specified benefit plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, specified benefit plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R shares of the Funds.

Financial service firms and specified benefit plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing shareholder servicing and other services. A firm or specified benefit plan may be paid for its services directly or indirectly by the Funds, the Manager or an affiliate (normally not to exceed an annual rate of 0.50% of a Fund’s average daily net assets attributable to its Class R shares and purchased through such firm or specified benefit plan for its clients). The Funds, the Manager or their affiliates

298	Allianz Multi-Strategy Funds

may directly or indirectly pay a financial service firm or specified benefit plan an additional amount not to exceed 0.25% for sub-transfer agency or other administrative services. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Your specified benefit plan may establish various minimum investment requirements for Class R shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class R shares or the reinvestment of dividends. Plan participants should contact their plan administrator with respect to these issues. Plan administrators should contact their financial service firm for information about the firm. This Prospectus should be read in connection with the specified benefit plan’s and/or the financial service firm’s materials regarding its fees and services.

Distribution and Servicing (12b-1) Plans, Service Fees, and Arrangements with Service Agents	•

Distribution and Servicing (12b-1) Plans—Class A, Class B, Class C and Class R shares.  With respect to Class A, Class B, Class C and Class R shares, the Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

There is a separate 12b-1 Plan for each of Class A, Class B, Class C and Class R shares offered in this Prospectus. Class A shares pay only servicing fees. Class B, Class C and Class R shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund’s average daily net assets attributable to the particular class of shares):

All Funds	Servicing Fee	Distribution Fee
Class A	0.25%	None
Class B	0.25%	0.75%
Class C	0.25%	0.75%
Class R	0.25%	0.25%

Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. Therefore, although Class B, Class C, and Class R shares of the Funds do not pay initial sales charges, the distribution fees payable on Class B, Class C and Class R shares may, over time, cost you more than the initial sales charge imposed on Class A shares of the Funds. Also, because Class B shares purchased after September 30, 2004 convert into Class A shares after they have been held for seven years and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

•

Service and Distribution (12b-1) Fees—Administrative Class Shares.  The Trust has adopted both an Administrative Services Plan and a Distribution Plan for the Administrative Class shares of each Fund that offers Administrative Class shares. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.

Each Plan allows the Funds that offer Administrative Class shares to use their Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for costs and expenses incurred in connection with providing certain administrative services to Administrative Class shareholders.

In combination, the Plans permit a Fund to make total reimbursements at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of a Fund’s Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

Prospectus	299

•

Service Fees—Class P Shares.  The Trust has adopted an Administrative Services Plan for Class P shares of the Funds (except the Target Funds). The Plan allows a Fund to use its Class P assets to pay financial intermediaries that provide services relating to Class P shares. The Administrative Services Plan permits payments for the provision of certain administrative, recordkeeping and other services to Class P shareholders. The Plan permits a Fund to make service fee payments at an annual rate of up to 0.10% of the Fund’s average daily net assets attributable to its Class P shares. For the Target Funds, such services are paid for with a portion of fees payable by Class P shares under the Administration Agreement. Because these fees are paid out of a Fund’s Class P assets on an ongoing basis, over time they will increase the cost of an investment in Class P shares.

•

Arrangements with Service Agents—Institutional Class, Class P and Administrative Class Shares.  Institutional Class, Class P and Administrative Class shares of the Funds may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with respect to the Trust on behalf of their customers. The Trust pays service and/or distribution fees with respect to Administrative Class shares indirectly to such entities. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. Among the service agents with whom the Trust may enter into a shareholder servicing relationship are firms whose business involves or includes investment consulting, or whose parent or affiliated companies are in the investment consulting business, that may recommend that their clients utilize the Manager’s investment advisory services or invest in the Funds or in other products sponsored by Allianz and its affiliates.

For Class P shares, the Manager may make arrangements for the Funds to make payments, directly or through the Manager or its affiliate, for providing certain sub-transfer agency and related administrative services with respect to Class P shares of the Funds held through such service agents, including, without limitation, the following services: receiving, aggregating and processing purchase, redemption and exchange orders at the service agent level; furnishing shareholder sub-accounting; providing and maintaining elective services with respect to Class P shares such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for holders of Class P shares; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; and performing similar account administrative services. These payments are made to financial intermediaries selected by the Manager and/or its affiliates. The actual services provided, and the payments made for such services, may vary from firm to firm. For these services, each Fund (except for the Target Funds) may pay an annual fee of up to 0.10% of the value of the assets in the relevant accounts. In the event the Distributor provides similar services to certain Class P shareholders, it may receive service agent fees under the Administrative Services Plan for Class P shares. The Manager and/or its affiliates may make payments to service agents for the services described in this paragraph on top of the 0.10% that each Fund (except for the Target Funds) may pay to such agents. The aggregate rate of such payments by a Fund and the Manager and/or its affiliates with regard to Class P shares may vary from service agent to service agent and, in certain circumstances, may exceed 0.10% per annum for any individual service agent. For the Target Funds, the Manager currently estimates that it and/or its affiliates generally expect to pay up to 0.10% per annum of the value of assets in the relevant accounts out of the Class P administrative fees paid under the Administration Agreement for such services. The rate of such payments with regard to Class P shares of the Target Funds may vary from service agent to service agent and, in certain circumstances, may exceed 0.10% per annum for any individual service agent. These amounts would be in addition to amounts paid by the Funds to the Trust’s transfer agents or other service providers as well as in addition to amounts described under “Payments to Financial Firms” below. The Manager and its affiliates rely primarily on contractual arrangements with the service agents to verify whether they are providing the services for which they are receiving such payments. Although the Manager and its affiliates do not audit such service agents, they may make periodic information requests to verify certain information about the services provided.

300	Allianz Multi-Strategy Funds

•

Payments to Service Agents and Financial Service Firms—Class R6.  No dealer compensation is paid from Fund assets on sales of Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in the Distributor’s efforts to promote the sale of a Fund’s shares, sometimes referred to as “revenue sharing.” None of the Funds, the Distributor or Allianz Global Fund Management makes any type of administrative or service payments to financial intermediaries in connection with investment in Class R6 shares.

•

12b-1 Plan for Class D Shares.  The Funds have adopted a servicing plan for their Class D shares in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Funds pay to the Distributor up to 0.25% per annum of the Fund’s average daily net assets attributable to Class D shares as compensation in respect of services in connection with the distribution of Class D shares or the provision of shareholder services. Based on the types of services that are expected to be provided in respect of Class D shares, each Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of FINRA. Some or all of the activities for which these servicing fees are paid may be deemed to be primarily intended to result in the sale of Class D shares. Because Rule 12b-1 fees are paid out of the Fund’s Class D share assets on an ongoing basis, over time these fees will increase the cost of your investment in Class D shares and may cost you more than other types of sales charges.

•

Financial Service Firms—Class D Shares.  Broker-dealers, registered investment advisers and other financial service firms provide varying investment products, programs or accounts, pursuant to arrangements with the Distributor, through which their clients may purchase and redeem Class D shares of the Funds. Firms will generally provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by a shareholder’s account, including, without limitation, transfers of registration and dividend payee changes. Firms may also perform other functions, including generating confirmation statements and disbursing cash dividends, and may arrange with their clients for other investment or administrative services. A firm may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder’s investment returns on Class D shares of the Funds.

A financial service firm may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. A firm may be paid for its services directly or indirectly by a Fund, the Manager or another affiliate of the Fund (at an annual rate generally not to exceed 0.40% (up to 0.25% may be paid by the Fund) of the Fund’s average daily net assets attributable to its Class D shares purchased through such firm for its clients, although payments with respect to shares in retirement plans may be higher). A firm may establish various minimum investment requirements for Class D shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class D shares or the reinvestment of dividends. Shareholders who hold Class D shares of a Fund through a financial service firm should contact that firm for information.

This Prospectus should be read in connection with a financial service firm’s materials regarding its fees and services.

Payments to Financial Firms	Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial advisor (collectively, “financial firms”) through which a shareholder purchases shares. Payments are made to financial firms selected by the Distributor, Allianz Global Fund Management or their affiliates (for purposes of this subsection only, collectively, the “Distributor”). With respect to Class B and Class C shares, the financial firms are also paid at the time of your purchase a commission equal to 4.00% and 1.00%, respectively, of your investment in such share classes. Please see the Statement of Additional Information for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

Pursuant to arrangements with the Distributor, selected financial service firms provide varying investment products, programs or accounts through which their clients may purchase and redeem Class D shares of the Funds. These firms generally provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by client accounts, and may arrange with their clients for other investment or administrative services. Financial service firms typically have omnibus accounts and similar arrangements with the Trust and are paid for providing sub-transfer agency and other administrative and shareholder services. Such services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend

Prospectus	301

checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Each Fund may pay for these services directly or indirectly at an annual rate generally not to exceed 0.40% (up to 0.25% of which may be paid by each Fund under the Rule 12b-1 Plan for Class D shares described above) of each Fund’s average daily net assets attributable to its Class D shares and purchased through a particular firm for its clients, although payments with respect to shares in retirement plans are often higher. These amounts would be in addition to amounts paid to the Trust’s transfer agents or other service providers as well as in addition to any amounts described below. These payments may be material to financial service firms relative to other compensation paid by the Funds and/or the Distributor and may be in addition to other fees, such as the revenue sharing or “shelf space” fees described below. The payments described above may be greater or less than amounts paid by the Funds to the Trust’s transfer agents for providing similar services to other accounts. The Distributor relies primarily on contractual arrangements with financial intermediaries to verify whether such intermediaries are providing the services for which they are receiving such payments. Although the Distributor does not audit such financial intermediaries, it may make periodic information requests to verify certain information about the services provided.

In addition, the Distributor from time to time makes additional payments such as cash bonuses or provides other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings or payments to financial firms to help offset the cost associated with processing transactions in Fund shares.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of the Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor also makes payments to certain participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s expense. These payments are made to financial firms selected by the Distributor, generally to the firms that have sold significant amounts of shares of the Funds or other Allianz-sponsored funds. The level of payments made to a financial firm in any given year will vary and, in the case of most financial firms, will not exceed the sum of (a) 0.10% of such year’s sales by that financial firm of shares of the Trust and Allianz Funds, (b) 0.06% of the assets attributable to that financial firm invested in equity funds of the Trust and Allianz Funds, and (c) 0.03% of the assets attributable to that financial firm invested in fixed income funds of the Trust and Allianz Funds. In certain cases, the payments described in the preceding sentence are subject to minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor makes payments pursuant to an alternative formula or of an agreed-upon amount that, in the case of most financial firms, will not exceed the amount that would have been payable pursuant to the formulae. Notwithstanding the foregoing, the Distributor has entered, and may continue to enter, into arrangements with a small number of financial firms that result in payments in excess of what would have been payable under the formulae outlined above (“Alternative Arrangements”). The Distributor may select financial firms for Alternative Arrangements based on the factors described above, in particular due to large amounts of assets a financial firm’s clients have invested in the funds of the Trust and Allianz Funds and the exclusivity of the financial firm’s partnership with the Distributor. The level of payments under an Alternative Arrangement may be calculated based on the assets invested in the Trust and Allianz Funds by the financial firm’s clients and/or the annual sales by the financial firm of shares of the Trust or Allianz Funds, or using another methodology. Because financial firms may be selected for Alternative Arrangements in part because they have significant client assets invested in the Trust and Allianz Funds, payments under Alternative Arrangements represent a significant percentage of the Distributor’s overall payments to financial firms. Currently, the payments described in this paragraph are not generally made with respect to Class R, Institutional Class, or Administrative Class shares. The payments are also not made with respect to Class R6 shares.

302	Allianz Multi-Strategy Funds

In addition to or separate from the “shelf space” arrangements described above, in some cases, the Distributor will make payments, at its own expense, for special events such as a conference or seminar sponsored by one of the financial firms, which in some cases could represent a significant dollar amount. In certain instances, these special events will be attended by clients of such financial firms. The Distributor may make such payments upon the request of a financial firm and not pursuant to any agreement or commitment by the firm to provide “shelf space” or related services or in return for any level of sales of shares of the Trust or Allianz Funds or other products offered by the Distributor.

In addition, with respect to Class A, Class B, Class C and Class R shares, the Manager may make arrangements for a Fund to make payments, directly or through the Manager or its affiliates, to selected financial intermediaries (such as brokers or third party administrators) for providing certain sub-transfer agency and related administrative services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: maintaining investor accounts at the financial intermediary level and keeping track of purchases, redemptions and exchanges by such accounts; processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. These payments are made to financial intermediaries selected by the Manager and/or its affiliates. The actual services provided, and the payments made for such services, may vary from firm to firm. For these services, a Fund may pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account, and in some cases up to $12 per account for networking fees for NSCC-cleared accounts and from $13 to $21 per account for services to omnibus accounts, or (ii) an annual fee of up to 0.25%, and in some cases up to 0.35%, of the value of the assets in the relevant accounts. These amounts would be in addition to amounts paid by the Funds to the Trust’s transfer agent or other service providers.

The payments described above may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Manager and their affiliates and may be in addition to any (i)distribution and/or servicing (12b-1) fees and (ii)revenue sharing or “shelf space” fees described elsewhere herein paid to such financial intermediaries. Furthermore, the payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. The Distributor and the Manager rely primarily on contractual arrangements with financial intermediaries to verify whether such intermediaries are providing the services for which they are receiving such payments. Although the Distributor and the Manager do not audit such financial intermediaries, they may make periodic information requests to verify certain information about the services provided.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor or plan administrator and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Funds use financial firms that sell Fund shares to effect transactions for the Funds’ portfolios, the Funds, the Manager and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information.

The Distributor also makes payments for recordkeeping and other transfer agency services to selected financial intermediaries that sell Fund shares. Please see “Management of the Funds” above.

Prospectus	303

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Funds. More detailed information about the Trust’s purchase, sale and exchange arrangements for Fund shares is provided in the Statement of Additional Information. The Statement of Additional Information (which is available free of charge by writing the Distributor or calling 1-800-988-8380) provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

•	Wire transfer procedures
•	Automatic purchase, exchange and withdrawal programs
•	Programs that establish a link from your Fund account to your bank account
•	Special arrangements for tax-qualified retirement plans
•	Investment programs that allow you to reduce or eliminate initial sales charges
•	Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Additionally, certain direct shareholders may be able to purchase shares of a Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply.

Acceptance and Timing of Purchase Orders, Redemption Orders and Share Price Calculations	When you buy shares of the Funds, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC or other fee. NAVs are ordinarily determined at the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” below for details.

A purchase order received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day’s NAV. An order received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain financial intermediaries (such as retirement plans and their service providers, clearing agents, and brokerage firms trading with the Trust on an omnibus basis) on a business day prior to the close of regular trading on the NYSE will be effected at the NAV determined on such business day, provided that such order is communicated to the Trust or its designee prior to such time as agreed upon by the Trust and such intermediary after the close of regular trading on the NYSE on such business day or on the following business day. The Trust is “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day’s NAV).

A redemption request received by the Trust or its designee prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. However, orders received by certain broker-dealers and other financial intermediaries on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and intermediary on the following business day will be effected at the NAV determined on the prior business day. The request must properly identify all relevant information such as account number, redemption amount (in dollars or shares), the Fund name and the class of shares and must be executed by an authorized person.

Orders sent to the Distributor’s P.O. Box (as described below for each share class) are not deemed “received” until they arrive at the Distributor’s facility. This may affect the date on which they are processed.

Investors who purchase shares through specified benefit plans should be aware that plan administrators may aggregate purchase, redemption and exchange orders for participants in the plan. Therefore, there may be a delay between the time you place an order with the plan administrator and the time the order is forwarded to the Trust’s transfer agent, Boston Financial Data Services, Inc. (“Transfer Agent”), for execution.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the NYSE is closed for other than weekends or holidays, or

304	Allianz Multi-Strategy Funds

if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Additionally, redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Current net asset values per share for each Fund are available on the Funds’ website at us.allianzgi.com.

Buying Shares—Classes A, B and C	You can buy Class A, Class B or Class C shares of the Funds in the following ways:

•

Through your broker, dealer or other financial intermediary.  Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

•

Directly from the Trust.  To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

If you wish to invest in Class A, Class B or Class C shares directly by mail, please send a check payable to the Allianz Family of Funds along with a completed application form to:

Allianz Family of Funds

P.O. Box 8050

Boston, MA 02266-8050

The Allianz Family of Funds accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to the Allianz Family of Funds and should clearly indicate your account number. Please call the Distributor at 1-800-988-8380 if you have any questions regarding purchases of Class A, Class B or Class C shares by mail.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The Statement of Additional Information describes a number of additional ways you can make direct investments, including through the Allianz Funds Auto-Invest and Allianz Funds Fund Link programs. You can obtain the Statement of Additional Information free of charge from the Distributor by written request or by calling 1-800-988-8380.

Buying Shares— Class R Shares	Class R shares of each Fund are continuously offered to specified benefit plans. See “Class R shares—Specified Benefit Plans” above. Plan participants may purchase Class R shares only through their specified benefit plans. In connection with purchases, specified benefit plans are responsible for forwarding all necessary documentation to their financial service firm or the Distributor. Specified benefit plans and financial service firms may charge for such services.

Specified benefit plans may also purchase Class R shares directly from the Distributor. To make direct investments, a plan administrator must open an account with the Distributor and send payment for Class R shares either by mail or through a variety of other purchase options and plans offered by the Trust. Specified benefit plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the specified benefit plan level.

Specified benefit plans which wish to invest directly by mail should send a check payable to the Allianz Family of Funds, along with a completed application form to:

Allianz Family of Funds

P.O. Box 8050

Boston, MA 02266-8050

Prospectus	305

The Distributor accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. Investors may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Funds and should clearly indicate the relevant account number. Class R investors should call the Distributor at 1-800-988-8380 if they have any questions regarding purchases by mail.

Class R shares of the Funds will be held in a plan participant’s account (which in turn may hold Class R shares through the account of a financial service firm) and, generally, specified benefit plans will hold Class R shares (either directly or through a financial service firm) in nominee or street name as the participant’s agent. In most cases, the Trust’s transfer agent, Boston Financial Data Services, Inc., will have no information with respect to or control over accounts of specific Class R shareholders and participants may obtain information about their accounts only through their plan.

Investment Minimums—Class A, Class B, Class C and Class R Shares	The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The Trust does not currently issue share certificates.

The following investment minimums apply for purchases of Class A, Class B and Class C shares.

Initial Investment	Subsequent Investments
$1,000 per Fund	$50 per Fund

The minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Trust or the Distributor may lower or waive the minimum investment for certain categories of investors at their discretion. Please see the Statement of Additional Information for details.

For Class R shares of the Funds, specified benefit plans may establish various minimum investment and account size requirements. Plan participants should contact their plan administrator for more information.

Buying Shares— Institutional Class, Class P, and Administrative Class Shares	Investors may purchase Institutional Class, Class P and Administrative Class shares of the Funds at the relevant net asset value (“NAV”) of that class without a sales charge. The Statement of Additional Information provides technical information about certain features that are offered exclusively to investors in Institutional Class shares by the Trust.

•

Investment Minimums.  The minimum initial investment for shares of the Institutional Class, Class P and Administrative Class is $1 million, except that the minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors.

The Trust or the Distributor may lower or waive the minimum investment for certain categories of investors at their discretion. Please see the Statement of Additional Information for details.

•

Initial Investment.  Investors may open an account by completing and signing a Client Registration Application and mailing it to Allianz Family of Funds, c/o BFDS Midwest, 330 W. 9th Street, Kansas City, MO 64105 or, for investors in Institutional Class shares, to Allianz Family of Funds, P.O. Box 219968, Kansas City, MO 64121-9968. A Client Registration Application may be obtained by calling 1-800-498-5413.

Except as described below, an investor may purchase Institutional Class, Class P and Administrative Class shares by wiring federal funds to the Trust’s transfer agent, Boston Financial Data Services. In order to receive instructions for wire transfer the investor may telephone the Trust at 1-800-498-5413. At that time investors should provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, and amount being wired.

Additionally, Institutional Class investors may send a check payable to the Allianz Family of Funds along with a completed application form to: Allianz Family of Funds, P.O. Box 219968, Kansas City, MO 64121-9968.

An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with the Manager or one of its affiliates, or from an investment by broker-dealers, institutional clients or other financial intermediaries that have established a shareholder servicing relationship with the Trust on behalf of their customers, or in other circumstances as may be agreed to by the Manager.

•

Additional Investments.  An investor may purchase additional Institutional Class, Class P and Administrative Class shares of the Funds at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above. Additionally, for Institutional Class shares, an investor may send a check payable to the Allianz Family of Funds, c/o BFDS at the P.O. Box address noted above.

306	Allianz Multi-Strategy Funds

•

Other Purchase Information.  Purchases of a Fund’s Institutional Class, Class P and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

Other Purchase Information	The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

Classes of shares of the Trust may not be qualified or registered for sale in all states. Investors should inquire as to whether shares of the Funds are available for offer and sale in the investor’s state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Subject to the approval of the Trust, an investor may purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies. These transactions will be effected only if the Manager or a Sub-Adviser intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

•

Retirement Plans.  Institutional Class, Class P, Administrative Class and Class D shares of the Funds are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

Buying Shares— Class D Shares	Class D shares of each Fund are continuously offered through financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of the Funds in particular investment products, programs or accounts for which a fee may be charged. See “Financial Service Firms—Class D Shares” above.

Class D shares are offered through financial service firms. In connection with purchases, a financial service firm is responsible for forwarding all necessary information to the Distributor, and may charge for such services. To purchase shares of the Funds directly from the Distributor, an investor should inquire about the other classes of shares offered by the Trust. An investor may call the Distributor at 1-800-498-5413 for information about other Class D investment options.

Class D shares of the Funds will be held in a shareholder’s account at a financial service firm and, generally, the firm will hold a shareholder’s Class D shares in nominee or street name as your agent. In most cases, the Transfer Agent will have no information with respect to or control over accounts of specific Class D shareholders and a shareholder may obtain information about accounts only through the financial service firm. In certain circumstances, the firm may arrange to have shares held in a shareholder’s name or a shareholder may subsequently become a holder of record for some other reason (for instance, if you terminate your relationship with your firm). In such circumstances, a Class D shareholder may contact the Distributor at 1-800-498-5413 for information about the account. In the interest of economy and convenience, certificates for Class D shares will not be issued.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

Investment Minimums.  The following investment minimums apply for purchases of Class D shares.

Initial Investment	Subsequent Investments
$1,000 per Fund	$50 per Fund

Prospectus	307

The minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Trust or the Distributor may lower or waive the minimum investment for certain categories of investors at their discretion. Please see the Statement of Additional Information for details. A financial service firm may impose different investment minimums than the Trust. For example, if a shareholder’s firm maintains an omnibus account with a particular Fund, the firm may impose higher or lower investment minimums than the Trust when a shareholder invests in Class D shares of the Fund through the firm. A Class D shareholder should contact the financial service firm for information. The Funds or the Funds’ distributor may waive the minimum initial investment at their discretion.

Buying Shares— Class R6 Shares	Class R6 shares are offered for 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, healthcare benefit funding plans and other specified benefit plans whereby the plan or the plan’s broker, dealer or other financial intermediary (“financial service firm”) has an agreement with the Distributor or the Manager to utilize Class R6 shares in certain investment products or programs (collectively, “Class R6 Eligible Plans”). Class R6 shares are available only to Class R6 Eligible Plans where Class R6 shares are held on the books of the Funds through omnibus accounts (either at the benefit plan level, platform level or at the level of the plan’s financial service firm).

Except as stated below, Class R6 shares are not available to retail or institutional investors that do not qualify as Class R6 Eligible Plans, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans.

Class R6 shares are also available for investment by registered funds and 529 portfolios that are advised or sub-advised by Allianz Global Fund Management, AllianzGI U.S., NFJ or their affiliates.

Class R6 shares may also be available for investment by Trustees, officers and current and former employees of the Trust, Allianz Funds, Allianz Global Fund Management and the Distributor and their affiliates and their immediate family members, and trusts or plans primarily for the benefit of such persons.

Class R6 shares are continuously offered to Class R6 Eligible Plans. Class R6 Eligible Plan participants may purchase Class R6 shares only through their specified benefit plans. In connection with purchases, Class R6 Eligible Plans are responsible for forwarding all necessary documentation to their financial service firm or the Distributor. Class R6 Eligible Plans and financial service firms may charge for such services.

Class R6 Eligible Plans may also purchase Class R6 shares directly from the Distributor. To make direct investments, a plan administrator must open an account with the Distributor and send payment for Class R6 shares either by mail or through a variety of other purchase options and plans offered by the Trust. Class R6 Eligible Plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the specified benefit plan level.

Class R6 Eligible Plans which wish to invest directly by mail should send a check payable to the Allianz Family of Funds, along with a completed application form to:

Allianz Family of Funds

P.O. Box 219968

Kansas City, MO 64121-9968

The Distributor accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. Investors may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Funds and should clearly indicate the relevant account number. Class R6 investors should call the Trust at 1-800-498-5413 if they have any questions regarding purchases by mail.

Class R6 shares of the Funds will be held in a plan participant’s account (which in turn may hold Class R6 shares through the account of a financial service firm) and, generally, Class R6 Eligible Plans will hold Class R6 shares (either directly or through a financial service firm) in nominee or street name as the participant’s agent. In most cases, the Trust’s transfer agent, Boston Financial Data Services, Inc., will have no information with respect to or control over accounts of specific Class R6 shareholders and participants may obtain information about their accounts only through their plan.

Investment Minimums.  There is no minimum initial investment, and no minimum required to maintain an account, for Class R6 shares for Class R6 Eligible Plans and other eligible investors.

308	Allianz Multi-Strategy Funds

Disclosure Relating to the AllianzGI Convertible Fund and AllianzGI Ultra Micro Cap Fund	Effective Thursday, January 16, 2014, (the “Effective Date”), shares of AllianzGI Convertible Fund and shares of AllianzGI Ultra Micro Cap Fund (for purposes of this paragraph only, each, a “Fund,” and together, the “Funds”) are no longer available for purchase by any new investor, and shareholders of other series of the Trust or series of Allianz Funds will no longer be permitted to exchange any of their shares for shares of the Funds. Shareholders of a Fund who held their shares prior to the Effective Date, including Specified Benefit Plans, 529 Plans, affiliated funds-of-funds and certain model based portfolio management programs that include a Fund in their program, may continue to purchase or exchange shares of such Fund, so long as the Plan or program continues to include such Fund. Specified Benefit Plans, for these purposes, include 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and healthcare benefit funding plans. 529 Plans include college savings plans established under Section 529 of the Internal Revenue Code for which the Distributor and its affiliates provide management services, and affiliated funds-of-funds are affiliated with, advised or sub-advised by AllianzGI U.S. Existing shareholders of a Fund may continue to reinvest distributions of the Fund’s shares.

Abusive Trading Practices	The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as “market timing.” However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

In compliance with Rule 22c-2 under the 1940 Act, the Distributor has entered and will enter into agreements with financial intermediaries that trade with the Trust on an omnibus basis pursuant to which such financial intermediaries must, upon request, provide the Funds with certain shareholder identity and trading information so that the Funds can detect, prevent and report market timing or excessive short term trading. If a Fund detects market timing activities either at the omnibus or individual account level, the Fund may require the financial intermediaries to take actions to curtail the activity, which may include restricting a shareholder’s trading activity in the Fund

Certain of the Funds’ and Underlying Funds’ (for purposes of this section, the “Funds”) investment strategies may make the Funds more susceptible to market timing activities. For example, since certain Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Funds’ non-U.S. portfolio securities and the determination of the Funds’ NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for the Funds’ potential investment in securities of smaller capitalization companies, securities of issuers located in emerging markets or any high-yield or other securities that are thinly traded and more difficult to value.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Funds and their shareholders. Such activities may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through a combination of methods. To the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the NAV of the fund’s shares, that fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How Fund Shares Are Priced” below for more information.

The Trust also seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Manager each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Manager, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust and its service providers may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Prospectus	309

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for submission to the Fund on a net basis, conceal the identity of the individual shareholders from the Fund because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of each Fund’s underlying beneficial owners. This makes it more difficult for the Trust and its service providers to identify short-term transactions in the Funds. Although the Trust and its service providers may seek to review trading activity at the omnibus account level in order to identify abusive trading practices with respect to the Funds, there can be no assurance of success in this regard.

Minimum Account Size	Due to the relatively high cost to the Funds of maintaining small accounts, you are asked to maintain an account balance in each Fund in which you invest of at least the minimum investment necessary to open the particular type of account. There is no minimum initial investment for Class R6 shares for Class R6 Eligible Plans and other eligible investors.

•

Class A, Class B, Class C and Class R.  If your balance for any Fund remains below the minimum for three months or longer, the Manager has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your accounts with the Trust and Allianz Funds exceeds $50,000.

•

Institutional Class, Class P and Administrative Class.  The Trust reserves the right to redeem Institutional Class, Class P and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

•

Class D.  Investors should maintain an account balance in Class D shares of each Fund held by an investor of at least the minimum investment necessary to open the particular type of account. If an investor’s Class D shares balance for any Fund remains below the minimum for three months or longer, the Manager has the right (except in the case of employer-sponsored retirement accounts) to redeem an investor’s remaining Class D shares and close that Fund account after giving the investor 60 days to increase the account balance. An investor’s account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or if the aggregate value of all the investor’s holdings in accounts with the Trust and Allianz Funds exceeds $50,000.

Notwithstanding the foregoing, due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any account and without any prior notice for their then-current value (which will be promptly paid to the investor) if at any time, and for any reason, including solely due to declines in NAV, the shares in the account do not have a value of at least $20. Additionally, the Manager and the Distributor each reserves the right to assess an annual fee of $15 for any accounts with balances that fall below $1,000, subject to the Distributor’s right to make exemptions on a case by case basis. For more information, see “Additional Information about Purchases, Exchanges and Redemptions of Class A, Class B, Class C, Class R, Class R6 and Institutional Class Shares” in the Statement of Additional Information.

Exchanging Shares	Except as provided below and/or in the applicable Funds’ or series’ prospectus(es), you may exchange Class A, Class B, Class C, Class R, Institutional Class, Class R6, Class P, Administrative Class and Class D shares of any Fund for the same Class of shares of any other Fund or of another series of Allianz Funds that offers the same Class of shares. Shareholders interested in such an exchange may request a prospectus for these other series by contacting the Trust. Shares are exchanged on the basis of their respective NAVs (without a sales charge) next calculated after your exchange order is received by the Trust or its designee. Currently, the Trust does not charge any exchange fees. Your financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges.

For Class A, Class B, and Class C shares, exchanges are subject to the $1,000 minimum initial purchase requirements for each Fund, except with respect to tax-qualified programs and exchanges effected through the Allianz Funds Auto-Exchange plan.

For Class R shares, specified benefit plans or financial service firms may impose various additional fees and charges, investment minimums and other requirements with respect to exchanges. Specified benefit plans may

310	Allianz Multi-Strategy Funds

also limit exchanges to Funds offered as investment options in the plan, and may establish certain privileges with respect to exchanges of Class R shares. Plan participants should contact their plan administrators to exchange Class R shares and for additional information about the exchange privilege. Plan administrators should contact their financial service firm for information about the firm.

In the case of Institutional Class, Class R6, Class P and Administrative Class shares, an exchange may be made by following the redemption procedure described below under “Redemptions by Mail” or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-498-5413. For Class D shares, please contact your financial service firm to exchange shares and for additional information about the exchange privilege. With respect to Institutional Class, Class R6, Class P, Administrative Class, Class D and Class R shares, an investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available.

In certain circumstances, shares of one Class of a Fund may also be exchanged directly for shares of another Class of the same Fund, as described in the Statement of Additional Information. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to Allianz Funds, P.O. Box 8050, Boston, MA 02266-8050. You can get an exchange form by calling the Distributor at 1-800-988-8380.

Additionally, certain direct shareholders may be able to make exchanges online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply.

An exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information.

The Trust and the Manager each reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Manager, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Manager to be detrimental to the Trust or a particular Fund. See “Abusive Trading Practices” above. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners.

The Statement of Additional Information provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options.

Selling Shares— Class A, B and C	You can sell (redeem) Class A, Class B or Class C shares of the Funds in the following ways:

•

Through your broker, dealer or other financial intermediary.  Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.

•

Directly from the Trust by Written Request.  To redeem Class A, Class B or Class C shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust’s Transfer Agent, Boston Financial Data Services, Inc., P.O. Box 8050, Boston, MA 02266-8050:

(1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Validation” below;

(3) any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

Prospectus	311

(4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature validation is not required for redemptions requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-988-8380 before submitting a request to redeem Class A, Class B or Class C shares. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You can not redeem your shares by written request if they are held in broker “street name” accounts—you must redeem through your broker.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under “Signature Validation” below. The Distributor may, however, waive the signature validation requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

The Statement of Additional Information describes a number of additional ways you can redeem your shares, including:

•	Telephone requests to the Transfer Agent
•	Expedited wire transfers
•	Automatic Withdrawal Plan
•	Allianz Funds Fund Link

Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Statement of Additional Information describes each of these options and provides additional information about selling shares. You can obtain the Statement of Additional Information free of charge from the Distributor by written request or by calling 1-800-988-8380.

Additionally, certain direct shareholders may be able to redeem shares of a Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply.

Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

Selling Shares— Class R Shares	Class R shares may be redeemed through the investor’s plan administrator on any day the NYSE is open. Investors do not pay any fees or other charges to the Trust or the Distributor when selling shares, although specified benefit plans and financial service firms may charge for their services in processing redemption requests. Please contact the plan or firm for details.

Subject to any restrictions in the applicable specified benefit plan documents, plan administrators are obligated to transmit redemption orders to the Distributor or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Specified benefit plans and financial service firms will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge for their services. Redemption proceeds will be forwarded to the specified benefit plan or financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Timing of Redemption Payments—Class A, Class B, Class C and Class R Shares	For Class A, Class B and Class C shares, redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

312	Allianz Multi-Strategy Funds

For Class R shares, redemption proceeds will be forwarded to the specified benefit plan or financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Selling Shares—Institutional Class, Class R6, Class P, Administrative Class and Class D Shares—Redemptions of Shares Held Directly with the Trust	•

Redemptions by Mail.  An investor may redeem (sell) shares held directly with the Trust by submitting a written request to Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968 (regular mail) or Boston Financial Data Services, Inc., 330 W.9th Street, Kansas City, MO 64105 (express, certified or registered mail). The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust’s account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

•

Redemptions by Telephone or Other Means.  An investor who elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-498-5413, by sending a facsimile to 1-816-218-1594, by sending an e-mail to allianzfunds@bfdsmidwest.com or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature sent as an attachment consisting of a PDF file, for example) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or e-mail, but must be confirmed in writing by an authorized party prior to processing.

In electing a telephone redemption, the investor authorizes Allianz Global Fund Management and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Allianz Global Fund Management or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and Allianz Global Fund Management or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays (which may be considerable) in exercising telephone redemption privileges during periods of market volatility. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by facsimile or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

Other Redemption Information. Redemption proceeds will ordinarily be wired to the investor’s bank address of record within three business days after the redemption request, but may take up to seven calendar days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

Prospectus	313

Selling Shares—Institutional Class, Class R6, Class P, Administrative Class and Class D Shares—Redemptions of Shares Held Through Intermediaries or Financial Service Firms	You can sell (redeem) shares through your financial service firm on any day the New York Stock Exchange is open. You do not pay any fees or other charges to the Trust or the Distributor when you sell your shares, although your financial service firm may charge you for its services in processing your redemption request. Please contact your firm for details. If you are the holder of record of your shares, you may contact the Distributor at 1-800-498-5413 for Institutional Class, Class R6, Class P, Administrative Class and Class D shares for information regarding how to sell your shares directly to the Trust.

Your financial service firm is obligated to transmit your redemption orders to the Distributor promptly and is responsible for ensuring that your redemption request is in proper form. Your financial service firm will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge you for its services. Redemption proceeds will be forwarded to your financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Redemption Fees	The Trust does not charge any redemption fees on the redemption or exchange of Fund shares.

Other Redemption Information	For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the completed application that are required to effect a redemption, and accompanied by a signature validation from any eligible guarantor institution, as determined in accordance with the Trust’s procedures, as more fully described below. A signature validation cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the completed application to effect transactions for the organization.

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

In addition, for taxable shareholders, a redemption is generally a taxable event that will generate capital gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information.

Redemptions in Kind	The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Cost Basis Reporting	When you redeem, sell or exchange Fund shares, the Fund or, if you purchase your shares through a broker, dealer or other financial intermediary, your financial intermediary generally is required to report to you and the IRS on an IRS Form 1099-B or other applicable form cost-basis information with respect to those shares, as well as information about whether any gain or loss on your redemption or exchange is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting requirement is effective for Fund shares acquired by you (including through dividend reinvestment) on or after January 1, 2012, when you subsequently redeem, sell or exchange those shares. Such reporting generally is not required for shares held in a retirement or other tax-advantaged account. Cost basis is typically the price you pay for your shares (including reinvested dividends), with adjustments for certain commissions, wash-sales, organizational actions, and other items, including any returns of capital paid to you by the Fund in respect of your shares. Cost basis is used to determine your net gains and losses on any shares you redeem or exchange in a taxable account.

The Fund or your financial intermediary, as applicable, will permit you to select from a list of alternative cost basis reporting methods to determine your cost basis in Fund shares acquired on or after January 1, 2012. If you do not select a particular cost basis reporting method, the Fund or financial intermediary will apply its default cost basis reporting method to your shares. If you hold your shares directly in a Fund account, the Fund’s default method (or the method you have selected by notifying the Fund) will apply; if you hold your shares in an account with a financial intermediary, the intermediary’s default method (or the method you have selected by notifying the intermediary) will apply. Please consult the Fund’s Web site at us.allianzgi.com, or your financial intermediary, as applicable, for more information on the available methods for cost basis reporting and how to select or change a particular method. You should consult your tax advisor concerning the application of these rules to your investment in the Fund, and to determine which available cost basis method is best for you. Please note that you are responsible for calculating and reporting your cost basis in Fund shares acquired prior to January 1, 2012.

314	Allianz Multi-Strategy Funds

Certificated Shares	The Trust currently does not, and has no intention to, issue share certificates. Should it do so in the future, and if you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “Signature Validation” below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Validation	When a signature validation is called for, a “Medallion” signature validation or a Signature Validation Program (SVP) stamp will be required. A Medallion signature validation or an SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or SVP recognized by the Securities Transfer Association. The three recognized Medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature validations from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. The Trust may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

Signature validation cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

Verification of Identity	To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person who opens a new account:

1. Name.

2. Date of birth (for individuals).

3. Residential or business street address.

4. Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Shares of the Funds are publicly offered for sale only in the U.S., its territories and possessions.

Request for Multiple Copies of Shareholder Documents	To reduce expenses, it is intended that only one copy of a Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-988-8380 for Class A, Class B, Class C and Class R shares, and 1-800-498-5413 for Institutional Class, Class R6, Class P, Administrative Class and Class D shares. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

Prospectus	315

How Fund Shares Are Priced

The net asset value per share (“NAV”) of each class of a Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. The assets of Global Megatrends Fund and each Target Fund consist primarily, and the assets of each Allocation Fund and of the Emerging Markets Debt Fund, Multi-Asset Real Return Fund and Global Fundamental Strategy Fund may consist primarily or partially, of shares of the Underlying Funds, which are valued at their respective NAVs. Fund and Underlying Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees of the Funds or an Underlying Fund may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

For purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Net Asset Value” in the Statement of Additional Information. Market values for Underlying Funds are generally equal to their published NAVs as of the Valuation Time. Short-term investments by the Funds and the Underlying Funds having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Funds utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities where appropriate. The Funds’ use of fair value pricing may help deter “stale price arbitrage,” as discussed above under “Abusive Trading Practices.”

For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the NAV of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.

316	Allianz Multi-Strategy Funds

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on certain classes of shares are expected to be lower than dividends on other shares as a result of the administrative fees, distribution and/or servicing fees or other expenses applicable only to certain classes of shares. The table below shows when each Fund intends to declare and distribute income dividends to shareholders of record. To the extent a significant portion of the securities held by a Fund fluctuate in the rate or frequency with which they generate dividends and income, or have variable or floating interest rates, the amounts of the Fund’s income distributions to shareholders are expected to vary.

Allianz Fund	At Least Annually	Quarterly	Monthly

AllianzGI Europe Equity Dividend Fund, Global Allocation Fund, AllianzGI Convertible Fund, AllianzGI NFJ Emerging Markets Value Fund, AllianzGI NFJ Global Dividend Value Fund, AllianzGI NFJ International Value II Fund, AllianzGI Retirement Income Fund and AllianzGI Emerging Markets Debt Fund

•
AllianzGI High Yield Bond Fund and AllianzGI Short Duration High Income Fund			•
All other Funds	•

In addition, each Fund distributes any net capital gains (i.e., the excess of net long-term gains over net short-term losses) it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. The amounts of a Fund’s distributions to shareholders may vary from period to period.

A Fund’s dividend and capital gain distributions with respect to Class R6, Administrative Class, Class P or Institutional Class shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name(s) and wiring instructions.

For Class A, Class B, Class C, Class R and Class D shares, you can choose from the following distribution options:

•	Reinvest all distributions in additional shares of the same class of your Fund at NAV. This will be done unless you elect another option.

•

Invest all distributions in shares of the same class of any other Fund or series of Allianz Funds that offers that class shares at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. Class R shareholders may utilize this distribution option only if it is offered by your specified benefit plan, and only with respect to Funds or other series that are investment options offered by the plan. For Class A, Class B, Class C and Class R shares, you must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-988-8380. For Class D shares, you must elect this option when your account is established.

•

Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial service firm). For Class A, Class B, Class C and Class R shares, you must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-988-8380. For Class R shares, cash distributions will be credited to your account at your specified benefit plan if this option is elected when your account is established. For Class D shares, you must elect this option when your account is established.

Your financial service firm may offer additional distribution reinvestment programs or options. Please contact your firm for details.

You do not pay any sales charges or other fees on the receipt of shares received through the reinvestment of Fund distributions.

Prospectus	317

If you elect to receive Fund distributions in cash and any such dividend or capital gain distribution check(s) remain uncashed for more than six months, the proceeds may be invested in additional Fund shares at the NAV calculated on the day of such investment. Additionally, if you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options, please contact your broker, plan administrator or other financial intermediary, or call the Distributor at 1-800-988-8380 for Class A, Class B, Class C and Class R shares or the Trust at 1-800-498-5413 for Institutional Class, Class R6, Class P and Administrative Class shares. For Class D shares, you should contact your financial service firm or call the Distributor at 1-800-498-5413.

318	Allianz Multi-Strategy Funds

Tax Consequences

This section summarizes some of the important U.S. federal income tax consequences to U.S. persons of investing in the Funds. An investment in the Funds may have other tax implications. You should consult your tax advisor for information concerning the possible application of federal, state, local, or non-U.S. tax laws to you. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Each Fund has elected (or in the case of a new fund intends to elect) to be treated and intends to qualify each year as a regulated investment company under the Internal Revenue Code. A regulated investment company is not subject to U.S. federal income tax on income and gains that are distributed in a timely manner to shareholders. A Fund’s failure to qualify as a regulated investment company would result in fund-level taxation, and, consequently, a reduced return on your investment.

•

Taxes on Fund Distributions.  If you are a shareholder subject to U.S. federal income tax, you will be subject to tax on Fund distributions in the manner described herein whether they are paid in cash or reinvested in additional shares of the Funds. The Funds will provide you with an annual statement showing you the amount and tax character (e.g., ordinary or capital) of the distributions you received each year.

For U.S. federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains. Fund dividends consisting of distributions of investment income are taxable to you as ordinary income. The treatment of Fund distributions of capital gains is based on how long the Fund owned (or is deemed to have owned) the investments that generated those gains, rather than how long you have owned your shares. Distributions of net capital gains (that is, the excess of net long-term capital gains from the sale of investments that a Fund owned for more than 12 months over net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to you as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of net short-term capital gains in excess of net long-term capital losses will be taxable to you as ordinary income.

Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed to individual shareholders at the rates applicable to net capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. If a Fund receives dividends from an Underlying Fund that the Underlying Fund has reported as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Funds meets holding period and other requirements with respect to shares of the Underlying Fund. Distributions from REITs generally do not qualify as qualified dividend income.

A Medicare contribution tax is imposed on the “net investment income” of individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any Capital Gain Dividends, and net gains recognized on the sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds such Fund’s current and accumulated earnings and profits. In that case, the excess generally would be treated as a return of capital, which would reduce your tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of your shares.

To the extent that a Fund has capital loss carryforwards from prior tax years, those carryforwards will reduce the net capital gains that can support the Fund’s distribution of Capital Gain Dividends. If the Fund uses net capital losses incurred in taxable years beginning on or before December 22, 2010, those carryforwards will not reduce the Fund’s current earnings and profits, as losses incurred in later years will. As a result, if that Fund then distributes capital gains recognized during the current year in excess of net capital gains (as reduced by carryforwards), the portion of the excess that is supported by the Fund’s current earnings and profits will be taxable as an ordinary dividend distribution, even though that distributed excess amount would not have been subject to tax if retained by the Fund. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.

Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase

Prospectus	319

shares on or just before the record date of a Fund distribution, you will pay full price for the shares and could receive a portion of your investment back as a taxable distribution.

A Fund’s transactions in derivatives, short sales, or similar or related transactions could affect the amount, timing and character of distributions from the Fund, and could increase the amount and accelerate the timing for payment of taxes payable by shareholders. In particular, a Fund’s options transactions could cause a substantial portion of the Fund’s income to consist of net short-term capital gains, which, when distributed, are treated and taxable to shareholders as ordinary income. A Fund’s use of a fund-of-funds structure could affect the amount, timing and character of distributions from the Fund, and, therefore, could increase the amount of taxes payable by shareholders.

Investments through tax-qualified retirement plans and other tax-advantaged investors are generally not subject to current federal income tax, although certain real estate-related income may be subject to special rules, including potential taxation and reporting requirements. Shareholders should consult their tax advisers to determine the precise effect of an investment in a Fund on their particular tax situation.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things, derive at least 90% of its income from certain specified sources (such income, “qualifying income”). Income from certain commodity-linked investments does not constitute qualifying income to a Fund. The tax treatment of certain other commodity-linked investments is not certain, in particular with respect to whether income and gains from such investments constitute qualifying income. If such income were determined not to constitute qualifying income and were to cause a Fund’s nonqualifying income to exceed 10% of the Fund’s gross income for any year, the Fund would fail the 90% gross income test described above. The Fund could, in some cases, cure such failure by paying a Fund-level tax. If the Fund were ineligible to or otherwise did not cure such failure for any year, its taxable income and gains would be subject to tax at the fund level, and distributions from earnings and profits would be taxable to shareholders as ordinary income. A Fund’s ability to pursue its investment strategy and achieve its investment objective may be limited by its intention to qualify as regulated investment company.

The tax issues relating to these and other types of investments and transactions are described more fully under “Taxation” in the Statement of Additional Information.

•

Taxes When You Sell (Redeem) or Exchange Your Shares.  Any gain resulting from the sale (or redemption) of Fund shares generally will be taxed to you as capital gain. When you exchange shares of a Fund for shares of another series, the transaction generally will be treated as a sale and any gain realized on such transfer will be taxed as capital gain. See “Cost Basis Reporting” above for a description of reporting rules relating to certain redemptions of Fund shares.

•

A Note on Non-U.S. Investments.  A Fund or Underlying Fund’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S. This may reduce the return on your investment. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If a Fund or Underlying Fund meets certain requirements relating to its asset holdings, a Fund may be able to elect to pass through to its shareholders a deduction or credit for foreign taxes. Even if a Fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the Fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction. In addition, a Fund’s investments in non-U.S. securities (other than equity securities) or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

•

Backup Withholding.  The Funds generally are required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder (i) who fails to properly furnish the Funds with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to the Fund that he, she or it is not subject to such withholding. The backup withholding rate is 28%.

320	Allianz Multi-Strategy Funds

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds identified in the Fund Summaries and under “Principal Investments and Strategies of Each Fund” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Manager, the Sub-Advisers and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Disclosure Relating to Target, Global Megatrends, Allocation, Emerging Markets Debt, Multi-Asset Real Return and Global Fundamental Strategy Funds	As Global Megatrends Fund and each Target Fund intends to invest its assets primarily in shares of the Underlying Funds, the risks of investing in Global Megatrends Fund or a Target Fund are closely related to the risks associated with the Underlying Funds and their investments. However, as Global Megatrends Fund and each Target Fund may also invest its assets directly in stocks or bonds of other issuers and in other instruments, such as forwards, options, futures contracts or swap agreements, Global Megatrends Fund or a Target Fund may be directly exposed to certain risks described below. To the extent the Allocation Funds, Emerging Markets Debt Fund, Multi-Asset Real Return Fund and Global Fundamental Strategy Fund invest their assets in shares of the Underlying Funds, the risks of investing in such Funds will be related to the risks associated with the Underlying Funds and their investments. However, as each of the Allocation Funds, Emerging Markets Debt Fund, Multi-Asset Real Return Fund and Global Fundamental Strategy Fund may also invest its assets directly in stocks or bonds of other issuers and in other instruments, such as forwards, options, futures contracts or swap agreements, each such Fund may be directly exposed to certain risks described below. These descriptions are intended to address both direct investments by the Target Funds, Global Megatrends Fund, Allocation Funds, Emerging Markets Debt Fund, Multi-Asset Real Return Fund and Global Fundamental Strategy Fund and, where applicable, indirect exposure to securities and other instruments that the Funds may gain through investing in Underlying Funds and Other Acquired Funds. As such, unless stated otherwise, any reference in this section only to “Funds” includes both the Funds and Underlying Funds.

For more information about these risks and the securities and investment techniques used by the Underlying Funds, please refer to the Statement of Additional Information (including the summary descriptions of the Underlying Funds contained therein) and the Underlying Funds’ prospectuses. This summary is qualified in its entirety by reference to the prospectuses and statements of additional information of each Underlying Fund, which are available free of charge by calling 1-800-988-8380 (for Class A, Class B, Class C and Class R shares of the Trust or Allianz Funds), 1-800-498-5413 (for Institutional Class, Class R6, Class P, Administrative Class and Class D shares of the Trust or Allianz Funds) or 1-800-927-4648 (for PIMCO Institutional Funds and Institutional Equity Series) 800-426-0107 (for PIMCO Retail Funds and Retail Equity Series) or 888-400-4383 (for PIMCO ETF Trust).

Disclosure Relating to Structured Return and U.S. Equity Hedged Funds	As the Structured Return Fund and the U.S. Equity Hedged Fund intend to achieve their exposure to equity securities by investing in shares of Other Acquired Funds, including the SPDR S&P 500 ETF, the risks of investing in the Structured Return Fund or the U.S. Equity Hedged Fund are closely related to the risks associated with such Other Acquired Funds and their investments. However, the Structured Return Fund and the U.S. Equity Hedged Fund may also invest their assets directly in stocks or bonds of other issuers and in other instruments, such as forwards, options, futures contracts or swap agreements, the Structured Return Fund and the U.S. Equity Hedged Fund may be directly exposed to certain risks described below.

For more information about these risks and the securities and investment techniques used by the SPDR S&P 500 ETF, please refer to the SPDR S&P 500 ETF’s prospectus and Statement of Additional Information. This summary is qualified in its entirety by reference to the prospectuses and statements of additional information of the SPDR S&P 500 ETF, which is available at www.spdrs.com and on the EDGAR Database on the SEC’s Web site at www.sec.gov.

Common Stocks and Other Equity Securities

Common stock represents an ownership interest in a company. Common stock may take the form of shares in a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same

Prospectus	321

industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects.

Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. Seeking earnings growth may result in significant investments in sectors that may be subject to greater volatility than other sectors of the economy. Companies that a Fund’s portfolio manager believes are undergoing positive change and whose stock the portfolio manager believes is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If a Fund’s portfolio manager’s assessment of a company’s earnings growth or other prospects is wrong, or if the portfolio manager’s judgment of how other investors will value the company is wrong, then the price of the company’s stock may fall or may not approach the value that the portfolio manager has placed on it.

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stocks, equity securities include, without limitation, preferred stocks, convertible securities and warrants. Equity securities other than common stocks are subject to many of the same risks as common stocks, although possibly to different degrees. A Fund may invest in, and gain exposure to, common stocks and other equity securities through purchasing depositary receipts, such as ADRs, EDRs and GDRs, as described under “Non-U.S. Securities” below.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference for the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specified and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt.

Companies with Smaller Market Capitalizations	Companies that are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets. Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning illiquid securities, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. Companies with medium-sized market capitalizations also have substantial exposure to these risks. Furthermore, as companies’ market capitalizations fall due to declining markets or other circumstances, such companies will have increased exposure to these risks.

Initial Public Offerings

The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a

322	Allianz Multi-Strategy Funds

small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund, if any, may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Industry Focus	Market conditions, interest rates, and economic, regulatory or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. See “Summary of Principal Risks—Focused Investment Risk” above.

Consumer-Related Companies.  The AllianzGI Emerging Markets Consumer Fund focuses its investments in the consumer and consumer-related sectors will be subject to the risks particular to those sectors, including those of the following related industries.

The consumer staples industries can be significantly affected by such factors as demographic and product trends, competitive pricing, marketing campaigns, environmental factors, government regulation, the performance of the overall economy, interest rates and consumer confidence.

The consumer discretionary industries can be significantly affected by such factors as the performance of the overall economy, interest rates, competition, consumer confidence, disposable household income and consumer spending, and changes in demographics and consumer tastes.

The healthcare industry can be significantly affected by such factors as government regulation and reimbursement levels, changes in government subsidies, government approval of products and services that could have a significant effect on price and availability and rising costs of medical products and services. Changes in government and private payment systems, such as increased use of managed-care arrangements also affect the volatility of the industry. A healthcare company’s valuation is often based largely on potential and actual performance of a limited number of products.

Non-U.S. Securities	The Funds may invest in non-U.S. securities. Non-U.S. securities may include, but are not limited to, securities of companies that are organized and headquartered outside the U.S.; non-U.S. equity securities as designated by commonly-recognized market data services; U.S. dollar- or non-U.S. currency-denominated corporate debt securities of non-U.S. issuers; securities of U.S. issuers traded principally in non-U.S. markets; non-U.S. bank obligations; U.S., dollar- or non-U.S. currency-denominated obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities; and securities of other investment companies investing primarily in non-U.S. securities. When assessing compliance with investment policies that designate a minimum or maximum level of investment in “non-U.S. securities” for a Fund, the Manager or the applicable Sub-Adviser may apply a variety of factors (either in addition to or in lieu of one or more of the categories described in the preceding sentence) in order to determine whether a particular security or instrument should be treated as U.S. or non-U.S. For more information about how the Manager or a Sub-Adviser may define non-U.S. securities for purposes of a Fund’s asset tests and investment restrictions, see the Fund’s principal investments and strategies under “Principal Investments and Strategies of Each Fund.” For more information about how the Manager or a Sub-Adviser may determine whether an issuer is located in a particular country, see “Characteristics and Risks of Securities and Investment Techniques—Location of Issuers.”

The Funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a non-U.S. issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries. Investing in these instruments exposes a Fund to credit risk with respect to the issuer of the ADR, EDR or GDR, in addition to the risks of the underlying investment.

Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on non-U.S. portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; market disruption; the possibility of security suspensions; and political instability. Individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate

Prospectus	323

of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with non-U.S. securities markets may change independently of each other. Also, non-U.S. securities and dividends and interest payable on those securities could be subject to withholding and other foreign taxes. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in non-U.S. securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.

Emerging Market Securities	Each of the Funds that may invest in non-U.S. securities may invest in securities of issuers tied economically to countries with developing (or “emerging market”) economies. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. Countries with emerging market economies are those with securities markets that are, in the opinion of the applicable Sub-Adviser, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Funds with maximum percentage limitations on investments in emerging market securities calculate those limitations by defining “emerging market securities” as securities issued by companies located in emerging market countries. For more information about how the Manager or a Sub-Adviser may determine whether an issuer is “located in” a particular country, see “Characteristics and Risks of Securities and Investment Techniques—Location of Issuers.” A Fund with a policy to invest a minimum percentage of its assets in emerging market securities may use a broader measure, for example, by investing in securities of companies that are tied economically to countries with emerging securities markets. For more information about a particular Fund’s measure of such a minimum investment policy, see the Fund’s principal investments and strategies under “Principal Investments and Strategies of Each Fund.”

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in U.S. securities or in developed countries outside the United States. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency or other hedging techniques; companies that are newly organized and/or small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, custodial and share registration systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Currencies	A Fund that invests directly in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or non-U.S. governments or central banks, or by currency controls or political developments. Currencies in which the Funds’ assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Foreign Currency Transactions.  The Funds may (but are not required to) enter into forward foreign currency exchange contracts for a variety of purposes, such as hedging against foreign exchange risk arising from a Fund’s investment or anticipated investment in securities denominated in foreign currencies, gaining leverage and increasing exposure to a foreign currency or shift exposure from one foreign currency to another. In addition,

324	Allianz Multi-Strategy Funds

these Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a date and price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Funds may also use a basket of currencies to hedge against adverse changes in the value of another currency or basket of currencies or to increase the exposure to such currencies. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies or to increase exposure to a currency or to shift exposure of currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, any such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. In addition, to the extent that it engages in foreign currency transactions, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund’s portfolio manager(s).

Derivatives	Unless otherwise stated in the Fund Summaries or under “Principal Investments and Strategies of Each Fund,” the Funds may, but are not required to, use a number of derivative instruments. Derivatives may be used for a variety of reasons, including for risk management, for leverage and to indirectly gain exposure to other types of investments. For example, a Fund may use derivative instruments (such as securities swaps) to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A Sub-Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that the Funds may buy, sell or otherwise utilize (unless otherwise stated in the Fund Summaries or under “Principal Investments and Strategies of Each Fund”) include, among others, option contracts, futures contracts, options on futures contracts, forward contracts, warrants and swap agreements, including swap agreements with respect to securities indexes. The Funds that may use derivatives may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies; and may also purchase and sell futures contracts and options thereon with respect to securities, securities indexes, interest rates and foreign currencies. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments, and the use of certain derivatives may subject a Fund to the potential for unlimited loss. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. To the extent a Fund has significant exposure to a single or small group of counterparties, this risk will be particularly pronounced.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Prospectus	325

Leveraging Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under derivative instruments. In accordance with the 1940 Act restrictions on “senior securities” and SEC staff interpretations on potential leverage through derivatives, a Fund that engages in derivatives trading routinely segregates liquid assets and/or “covers” its derivatives positions, as described in more detail in “Derivative Instruments” in the SAI. While one purpose of segregation and coverage is to mitigate the downside risks of leverage, these practices do not eliminate such risks and cannot prevent a Fund from incurring losses (including significant reductions in net asset value) as a result of investing in derivatives. Leveraging risk may be especially applicable to Funds that may write uncovered (or “naked”) options.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in non-U.S. countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager of a Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a Sub-Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. There are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. In addition, a Fund’s use of derivatives may affect the amount, timing or character of distributions payable to, and thus taxes payable by, shareholders. Derivative instruments are also subject to the risk of ambiguous documentation. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In addition, derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions.

From time to time, a Fund may use participatory notes (“P-Notes”) to gain exposure to issuers in certain countries. P-Notes are a type of equity-linked derivative that generally are traded over-the-counter and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a P-Note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, and P-Notes present similar risks to investing directly in the underlying security. Additionally, P-Notes entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the P-Note may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not

326	Allianz Multi-Strategy Funds

perform as expected. Additionally, while P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a P-Note will be willing to repurchase such instrument when a Fund wishes to sell it.

Equity-Related Instruments	Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. See “Common Stocks and Other Equity Securities” above. To the extent that a Fund invests in equity-related instruments whose return corresponds to the performance of a non-U.S. securities index or one or more non-U.S. equity securities, investing in such equity-related instruments will involve risks similar to the risks of investing in non-U.S. securities. See “Non-U.S. Securities” above. In addition, a Fund bears the risk that the issuer of an equity-related instrument may default on its obligations under the instrument. Equity-related instruments are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments. See “Derivatives” above. Equity-related instruments may be considered illiquid and thus subject to a Fund’s restrictions on investments in illiquid securities.

Defensive Strategies	In response to adverse market, economic political or other conditions, the Funds may deviate from their principal strategies by making temporary investments of some or all of their assets in high-quality fixed income securities, cash and cash equivalents. The Funds may not achieve their investment objectives when they do so. Each of the Funds may maintain a portion of their assets in high-quality fixed income securities, cash and cash equivalents to pay Fund expenses and to meet redemption requests.

Fixed Income Securities	As used in this Prospectus, the term “fixed income securities” includes, without limitation: securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Investments in U.S. Government securities and other government securities remain subject to the risks associated with downside or default. Unless otherwise stated in the Fund Summaries or under “Principal Investments and Strategies of Each Fund,” the Funds may invest in derivatives based on fixed income securities. Although most of the Funds focus on equity and related investments, the Funds may also have significant investment exposure to fixed income securities through investments of cash collateral from loans of portfolio securities.

Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market conditions. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to interest rate movements than those with shorter durations. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of positive duration. Similarly, as a general rule, if a Fund exhibited a negative duration profile and interest rates declined by 1%, there would be a 1% fall in value for every year of negative duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point and the price of a bond fund with a duration of three years would be expected to fall approximately 3% if interest rates rose by one percentage point. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Senior and Other Bank Loans	The Funds may invest in fixed- and floating-rate loans issued by banks or other financial institutions (including, among others, Senior Loans, delayed funding loans and revolving credit facilities). Loan interests may take the form of direct interests acquired during a primary distribution and may also take the form of assignments of, novations of or participations in a bank loan acquired in secondary markets.

Prospectus	327

As noted, the Funds may purchase “assignments” of bank loans from lenders. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The Funds may also invest in “participations” in bank loans. Participations by the Funds in a lender’s portion of a bank loan typically will result in the Funds having a contractual relationship only with such lender, not with the borrower. As a result, the Funds may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of such payments from the borrower.

Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

A loan is often administered by a bank or other financial intermediary acting as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. In addition, the agent is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent or other financial intermediary to apply appropriate credit remedies against a corporate borrower. A financial institution’s employment as agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of Senior Loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate or other borrower for payment of principal and interest. If the Funds do not receive scheduled interest or principal payments on such indebtedness, the net asset value, market price and/or yield of the common shares could be adversely affected. Senior Loans that are fully secured may offer the Funds more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of any collateral from a secured Senior Loan would satisfy the borrower’s obligation, or that such collateral could be liquidated. Also, the Funds may invest in Senior Loans that are unsecured.

Senior Loans and interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Sub-Adviser believes to be a fair price.

Senior Loans usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow. The degree to which borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Funds derive interest income will be reduced. However, the Funds may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. The effect of prepayments on a Fund’s performance may be mitigated by the receipt of prepayment fees and the Fund’s ability to reinvest prepayments in other Senior Loans that have similar or identical yields.

Corporate Debt Securities	Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities or durations tend to be more sensitive to interest rate movements than those with shorter maturities.

328	Allianz Multi-Strategy Funds

High Yield Securities	Securities rated lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or unrated securities deemed by a Sub-Adviser to be of comparable quality, are sometimes referred to as “high yield securities” or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Fixed income securities rated in the lowest investment grade categories by a rating agency may also possess speculative characteristics. If securities are in default with respect to the payment of interest or the repayment on principal, or present an imminent risk of default with respect to such payments, the issuer of such securities may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

Credit Ratings and Unrated Securities	A Fund may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s, S&P and Fitch. Moody’s, S&P, Fitch and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. An Appendix to the Funds’ Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Sub-Advisers do not rely solely on credit ratings, and may develop their own analyses of issuer credit quality.

The Funds may purchase unrated securities (which are not rated by a rating agency) if the applicable Sub-Adviser determines that the security is of comparable quality to a rated security that the Funds may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Sub-Advisers may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. In the event a Fund invests a significant portion of assets in high yield securities and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Sub-Advisers’ creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Rule 144A Securities	Rule 144A securities are securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”). Rule 144A permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid and thus may be subject to each Fund’s limitation to invest not more than 15% of its net assets in securities which are illiquid at the time of investment, although the Funds may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board of Trustees. See “Illiquid Securities” below.

Variable and Floating Rate Securities	Variable- and floating-rate securities provide for a periodic adjustment in the interest rate paid on the obligations. If a Fund invests in floating-rate debt instruments (“floaters”) or engages in credit-spread trades, it may gain a certain degree of protection against rises in interest rates, but will participate in any declines in interest rates as well. This is because variable- and floating-rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating-rate securities will not generally increase in value if interest rates decline. The Funds may also invest in inverse floating-rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When a Fund holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares. Certain of a Fund’s investments, including variable- and floating-rate securities, may require the Fund to accrue and distribute income not yet received. As a result, in order to generate cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it would otherwise have continued to hold.

Convertible Securities

Convertible securities are generally bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value). The price of a convertible security will normally vary in some proportion to changes in the price of the underlying equity security because of this conversion or

Prospectus	329

exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated or high-yield securities subject to greater levels of credit risk, and may also be less liquid than non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return.

Synthetic Convertible Securities.  “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income producing component and a right to acquire an equity security). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments while the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic securities may also be created by third parties, typically investment banks or other financial institutions. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible consists of two or more separate securities, each with its own market value, and has risks associated with derivative instruments. See “Derivatives.”

Loans of Portfolio Securities	For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Each Fund may (but is not required to) lend portfolio securities representing up to 33 1/3% of its total assets, and many Underlying Funds lend securities to a similar degree. Collateral received from loans of portfolio securities can therefore represent a substantial portion of a Fund’s assets. The Funds do not currently have a program in place pursuant to which they could lend portfolio securities. However, they may establish such a program in the future. Please see “Investment Objectives and Policies—Securities Loans” in the Statement of Additional Information for details.

Short Sales	Each Fund may make use of short sales for investment and risk management purposes, including when a Sub-Adviser anticipates that the market price of securities will decline or will underperform relative to other securities held in the Fund’s portfolio. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, futures contract or other derivatives contract) that it does not own. Alternatively or in combination with direct short sales, the Fund may utilize derivative instruments, such as futures on indices or swaps on individual securities, in order to achieve the desired level of short exposure for the portfolio. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividends or interest that accrues on the security during the period of the loan. The amount of any gain from a short sale will be reduced, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the broker requires as collateral. A Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

330	Allianz Multi-Strategy Funds

Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund may engage in short sales that are not “against the box,” which involve additional risks. A Fund’s loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. A Fund’s use of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that a Fund’s long equity positions will decline in value at the same time that the value of the securities underlying its short positions increase, thereby increasing potential losses to the Fund. In addition, a Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, the potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. Short selling also involves a form of financial leverage that may exaggerate any losses realized by Funds that utilize short sales. See “Summary of Principal Risks—Leveraging Risk.” Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a Fund. See “Summary of Principal Risks—Credit and Counterparty Risk”. The SEC and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a Fund may enter into short positions. Any such restrictions may hinder a Fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

In certain market and regulatory environments, a Fund may seek to obtain some or all of its short exposure by using derivative instruments on indices or individual securities, instead of engaging directly in short sales on individual securities. Such environments may include instances of regulatory restrictions as described above. It may also include periods when prime brokers or other counterparties are unable or unwilling to support the Fund’s short-selling of individual securities on adequate terms. Following recent economic developments, including significant turbulence in the credit markets and the financial sector, counterparties that provide prime brokerage services in support of short selling have significantly curtailed their prime brokerage relationships with registered mutual funds. Consequently, Funds may be unable to engage in short sales of individual securities on traditional terms. They may instead seek all of their short exposure through derivatives. To the extent a Fund achieves short exposure by using derivative instruments, it will be subject to many of the foregoing risks, as well as to those described under “Derivatives” above. See “Investment Objectives and Policies—Short Sales” in the Statement of Additional Information for more detail.

When-Issued, Delayed Delivery and Forward Commitment Transactions	Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements	Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings

Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to a Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Fund but only securities that are “substantially identical.” Reverse repurchase agreements and dollar rolls may be considered forms of borrowing

Prospectus	331

for some purposes. A Fund will segregate assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls and other borrowings.

Each Fund also may borrow money to the extent permitted under the 1940 Act, subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information.

In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Manager or its affiliates.

Reverse repurchase agreements, dollar rolls and other forms of borrowings will create leveraging risk for a Fund. See “Summary of Principal Risks—Leveraging Risk.”

Illiquid Securities	Each Fund may invest in illiquid securities so long as not more than 15% of the value of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. A Sub-Adviser may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets. If any Fund determines at any time that it owns illiquid securities in excess of 15% of its net assets, it will cease to undertake new commitments to acquire illiquid securities until its holdings are no longer in excess of 15% of its net asset value, and, depending on circumstances, may take additional steps to reduce its holdings of illiquid securities.

REITs and Real Estate-Related Investments	The Funds may invest in real estate-related investments, such as securities of real estate-related companies, real estate investment trusts (REITs), real estate operating companies (REOCs) and related instruments and derivatives. REITs are entities that primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs generally invest a majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs generally invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

To the extent that a Fund invests in real estate-related investments, such as securities of real estate-related companies, REITs, REOCs and related instruments and derivatives, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. The value of investments in the real estate sector also may be affected by macroeconomic developments, and social economic trends. A Fund investing in REITs and/or REOCs is also subject to the risk that a REIT or REOC will default on its obligations or go bankrupt. As with any investment in real estate, the performance of a REIT or REOC will also depend on factors specific to that instrument, such as the company’s ability to find tenants for its properties, to renew leases, to finance property purchases and renovations, and the skill of the management of such REIT or REOC. To the extent a REIT or REOC is not diversified, it is subject to the risk of financing or investing in a single or a limited number of projects. By investing in REITs and/or ROECs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of such REITs and REOCs. A Fund’s investments in REITs could cause the Fund to recognize income in excess of cash received from those securities and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make required distributions.

332	Allianz Multi-Strategy Funds

Investment in Other Investment Companies	Each Fund may invest in other investment companies, including exchange-traded funds (ETFs). Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information. As a shareholder of another investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent the estimated fees and expenses of a Fund attributable to investment in other investment companies, or in companies that rely on certain exemptions from the definition of that term, exceed 0.01% of the Fund’s average net assets (without taking into account expenses from investing cash collateral for securities loans), those amounts are reflected in the Fund’s expense table in the Fund Summary under the heading “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses do not include expenses associated with investments in the securities of unaffiliated investment companies unless those companies hold themselves out to be investment companies. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Manager or its affiliates.

Portfolio Turnover	The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. The portfolio turnover rate of a Fund employing a written call option strategy or similar strategy may increase to the extent that the Fund is required to sell portfolio securities to satisfy obligations under such a strategy. Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed as ordinary income when distributed to individual shareholders) and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Funds that change Sub-Advisers and/or investment objectives and policies or that engage in reorganization transactions with other funds may experience substantially increased portfolio turnover due to the differences between the Funds’ previous and current investment objectives and policies and portfolio management strategies. During the most recently completed fiscal year, certain of the Funds had a portfolio turnover rate in excess of 100% as noted in the Fund Summary of each such Fund. These and other Funds may have portfolio turnover rates in excess of 100% in the current fiscal year or in future periods.

Changes in Investment Objectives and Policies	The investment objective of each of the Funds is not fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. In addition, each Fund may be subject to additional restrictions on its ability to utilize certain investments or investment techniques described herein or in the Statement of Additional Information. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders. Each of the AllianzGI Behavioral Advantage Large Cap, AllianzGI Best Styles Emerging Markets Equity, AllianzGI Best Styles Global Equity, AllianzGI Best Styles International Equity, AllianzGI Best Styles U.S. Equity, AllianzGI China Equity, AllianzGI Convertible, AllianzGI Emerging Markets Consumer, AllianzGI Emerging Markets Debt, AllianzGI Emerging Markets Small-Cap, AllianzGI Europe Equity Dividend, AllianzGI Global Water, AllianzGI High Yield Bond, AllianzGI International Small-Cap, AllianzGI Micro Cap, AllianzGI NFJ Emerging Markets Value, AllianzGI NFJ Global Dividend Value, AllianzGI NFJ International Small-Cap Value, AllianzGI Short Duration High Income, AllianzGI Ultra Micro Cap, AllianzGI U.S. Small-Cap Growth and AllianzGI U.S. Equity Hedged Funds has adopted an 80% investment policy under Rule 35d-1 under the Investment Company Act of 1940 (which policy is set forth in the Statement of Additional Information) and will not change such policy as it is stated in each Fund’s respective Fund Summary unless such Fund provides shareholders with the notice required by Rule 35d-1, as it may be amended or interpreted by the SEC from time to time. If there is a change in a Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and Smaller-Sized Funds	In addition to the risks described under “Summary of Principal Risks” above and in this section, to the extent a Fund is recently formed, it would have limited performance history, or even none at all, for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds (including Funds that have lost significant assets through market declines or redemptions) may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Prospectus	333

Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure	Unless otherwise stated, all market capitalization criteria and percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Funds’ investments refer to total assets. Unless otherwise stated, if a Fund is described as investing in a particular type of security or other instrument, either generally or subject to a minimum investment percentage, the Fund may make such investments either directly or by gaining exposure through indirect means, such as depositary receipts, derivatives (based on either notional or mark-to-market value depending on the instrument and circumstances), placement warrants or other structured products. Such exposure may be achieved through a combination of multiple instruments or through a combination of one or more investment instruments and cash or cash equivalents.

Location of Issuers	A Fund’s policies may be determined by reference to whether an issuer is “located in” a particular country or group of countries. In determining whether an issuer is “located in” a particular country for those purposes, the Manager or the Sub-Adviser will consider a number of factors, including but not limited to: (i) whether the issuer’s securities are principally traded in the country’s markets; (ii) where the issuer’s principal offices or operations are located; (iii) where the issuer is headquartered or organized; and (iv) the percentage of the issuer’s revenues derived from goods or services sold or manufactured in the country. The Manager or the Sub-Adviser may also consider other factors in making this determination. No single factor will necessarily be determinative nor must all be present for the Manager or the Sub-Adviser to determine that an issuer is in a particular country.

Other Investments and Techniques	The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. The Funds may use GrassrootsSM Research in addition to their traditional research activities. GrassrootsSM Research is a division of AllianzGI U.S. Research data, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-dealers. These broker-dealers supply research to AllianzGI U.S. and certain of its affiliates that is paid for by commissions generated by orders executed on behalf of AllianzGI U.S.’s clients, including the Funds. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

Certain Affiliations	Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Funds, the Manager or a Sub-Adviser. The Funds’ ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Funds’ ability to engage in securities transactions and take advantage of market opportunities.

334	Allianz Multi-Strategy Funds

Financial Highlights

The financial highlights tables below are intended to help you understand the financial performance of each class of shares of each Fund for the past 5 years or, if the class is less than 5 years old, since the class of shares was first offered. The AllianzGI Best Styles Emerging Markets Equity, AllianzGI Best Styles International Equity, AllianzGI Best Styles U.S. Equity, AllianzGI Emerging Markets Consumer, AllianzGI Emerging Markets Small-Cap, AllianzGI Europe Equity Dividend, AllianzGI Global Megatrends, AllianzGI Global Sustainability and AllianzGI International Growth Funds recently commenced operations and as a result audited financial highlights are not available for these Funds; audited financial statements for these Funds are not included in the Trust’s shareholder reports for the periods shown.

Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Trust’s annual reports to shareholders. The Trust’s annual and semi-annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

Prospectus	335

Financial Highlights (continued)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2015:
Class A
11/30/2014	$19.56	$0.42	$0.37	$0.79	$(0.40)	$—
11/30/2013	19.52	0.49	0.10	0.59	(0.55)	—
11/30/2012	18.86	0.48	1.27	1.75	(0.70)	(0.39)
11/30/2011	19.28	0.38	0.23	0.61	(0.74)	(0.29)
11/30/2010	18.38	0.48	1.22	1.70	(0.68)	(0.12)
Class C
11/30/2014	$19.23	$0.28	$0.36	$0.64	$(0.19)	$—
11/30/2013	19.15	0.38	0.05	0.43	(0.35)	—
11/30/2012	18.53	0.35	1.24	1.59	(0.58)	(0.39)
11/30/2011	19.09	0.31	0.14	0.45	(0.72)	(0.29)
11/30/2010	18.25	0.36	1.19	1.55	(0.59)	(0.12)
Class D
11/30/2014	$19.54	$0.41	$0.36	$0.77	$(0.24)	$—
11/30/2013	19.52	0.88	(0.32)	0.56	(0.54)	—
11/30/2012	18.87	0.41	1.34	1.75	(0.71)	(0.39)
11/30/2011	19.30	0.58	—	0.58	(0.72)	(0.29)
11/30/2010	18.40	0.52	1.18	1.70	(0.68)	(0.12)
Class R
11/30/2014	$19.48	$0.36	$0.36	$0.72	$(0.15)	$—
11/30/2013	19.50	0.46	0.05	0.51	(0.53)	—
11/30/2012	18.85	0.19	1.51	1.70	(0.66)	(0.39)
11/30/2011	19.27	0.55	—	0.55	(0.68)	(0.29)
11/30/2010	18.35	0.53	1.13	1.66	(0.62)	(0.12)
Class P
11/30/2014	$19.74	$0.48	$0.38	$0.86	$(0.43)	$—
11/30/2013	19.66	0.51	0.14	0.65	(0.57)	—
11/30/2012	18.97	0.34	1.49	1.83	(0.75)	(0.39)
11/30/2011	19.37	0.65	(0.01)	0.64	(0.75)	(0.29)
11/30/2010	18.43	0.61	1.13	1.74	(0.68)	(0.12)
Class R6
11/30/2014	$19.77	$0.50	$0.38	$0.88	$(0.45)	$—
11/30/2013	19.68	0.54	0.12	0.66	(0.57)	—
11/30/2012	18.99	0.54	1.31	1.85	(0.77)	(0.39)
11/30/2011	19.39	0.66	—	0.66	(0.77)	(0.29)
11/30/2010	18.45	0.61	1.14	1.75	(0.69)	(0.12)
Administrative Class
11/30/2014	$19.68	$0.44	$0.38	$0.82	$(0.40)	$—
11/30/2013	19.60	0.22	0.37	0.59	(0.51)	—
11/30/2012	18.94	0.48	1.29	1.77	(0.72)	(0.39)
11/30/2011	19.34	0.61	—	0.61	(0.72)	(0.29)
11/30/2010	18.40	0.58	1.14	1.72	(0.66)	(0.12)
(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.
(c)	Does not include expenses of the investment companies in which the Fund invests.

336	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Year	Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)	Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover Rate

$(0.40)	$19.95	4.14%	$12,398	0.41%	0.60%	2.15%	114%
(0.55)	19.56	3.10	4,900	0.40	0.60	2.55	94
(1.09)	19.52	9.88	1,798	0.40	0.60	2.57	70
(1.03)	18.86	3.27	1,564	0.47	2.06	2.03	108
(0.80)	19.28	9.67	229	0.50	5.47	2.62	24

$(0.19)	$19.68	3.37%	$1,096	1.16%	1.35%	1.43%	114%
(0.35)	19.23	2.29	1,445	1.15	1.35	2.01	94
(0.97)	19.15	9.08	2,049	1.15	1.35	1.91	70
(1.01)	18.53	2.44	2,347	1.22	2.66	1.65	108
(0.71)	19.09	8.88	305	1.25	7.23	1.99	24

$(0.24)	$20.07	3.99%	$92	0.51%	0.60%	2.09%	114%
(0.54)	19.54	2.95	191	0.50	0.60	4.52	94
(1.10)	19.52	9.82	1,290	0.50	0.60	2.19	70
(1.01)	18.87	3.20	251	0.50	2.22	3.07	108
(0.80)	19.30	9.62	204	0.50	5.74	2.84	24

$(0.15)	$20.05	3.75%	$206	0.76%	0.85%	1.79%	114%
(0.53)	19.48	2.71	227	0.75	0.85	2.39	94
(1.05)	19.50	9.50	469	0.75	0.85	1.01	70
(0.97)	18.85	2.94	14	0.75	2.46	2.91	108
(0.74)	19.27	9.43	13	0.75	5.77	2.87	24

$(0.43)	$20.17	4.43%	$3,720	0.11%	0.20%	2.43%	114%
(0.57)	19.74	3.39	3,925	0.10	0.20	2.65	94
(1.14)	19.66	10.27	3,845	0.10	0.20	1.78	70
(1.04)	18.97	3.44	14	0.25	2.00	3.41	108
(0.80)	19.37	9.88	14	0.30	5.38	3.32	24

$(0.45)	$20.20	4.53%	$13,577	0.01%	0.10%	2.49%	114%
(0.57)	19.77	3.52	7,675	—	0.12	2.77	94
(1.16)	19.68	10.31	8,243	—	0.15	2.84	70
(1.06)	18.99	3.53	5,885	0.15	1.90	3.48	108
(0.81)	19.39	10.02	5,553	0.20	5.26	3.32	24

$(0.40)	$20.10	4.23%	$3,190	0.36%	0.45%	2.21%	114%
(0.51)	19.68	3.08	3,646	0.35	0.45	1.13	94
(1.11)	19.60	9.97	15	0.35	0.45	2.57	70
(1.01)	18.94	3.23	14	0.42	2.17	3.23	108
(0.78)	19.34	9.75	13	0.45	5.54	3.17	24

Prospectus	337

Financial Highlights (continued)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2020:
Class A
11/30/2014	$19.32	$0.41	$0.37	$0.78	$(0.38)	$—
11/30/2013	19.15	0.49	0.21	0.70	(0.48)	(0.05)
11/30/2012	18.82	0.44	1.34	1.78	(0.70)	(0.75)
11/30/2011	19.43	0.49	0.04	0.53	(0.83)	(0.31)
11/30/2010	18.58	0.52	1.18	1.70	(0.66)	(0.19)
Class C
11/30/2014	$19.16	$0.27	$0.35	$0.62	$(0.18)	$—
11/30/2013	18.78	0.31	0.26	0.57	(0.14)	(0.05)
11/30/2012	18.53	0.37	1.23	1.60	(0.60)	(0.75)
11/30/2011	19.21	0.30	0.09	0.39	(0.76)	(0.31)
11/30/2010	18.46	0.32	1.22	1.54	(0.60)	(0.19)
Class D
11/30/2014	$19.37	$0.40	$0.36	$0.76	$(0.33)	$—
11/30/2013	19.16	0.49	0.20	0.69	(0.43)	(0.05)
11/30/2012	18.84	0.39	1.36	1.75	(0.68)	(0.75)
11/30/2011	19.43	0.72	(0.19)	0.53	(0.81)	(0.31)
11/30/2010	18.59	0.52	1.17	1.69	(0.66)	(0.19)
Class R
11/30/2014	$19.27	$0.35	$0.36	$0.71	$(0.28)	$—
11/30/2013	19.14	0.43	0.21	0.64	(0.46)	(0.05)
11/30/2012	18.81	0.18	1.54	1.72	(0.64)	(0.75)
11/30/2011	19.40	0.53	(0.05)	0.48	(0.76)	(0.31)
11/30/2010	18.55	0.55	1.09	1.64	(0.60)	(0.19)
Class P
11/30/2014	$19.53	$0.47	$0.38	$0.85	$(0.40)	$—
11/30/2013	19.30	0.47	0.30	0.77	(0.49)	(0.05)
11/30/2012	18.94	0.37	1.47	1.84	(0.73)	(0.75)
11/30/2011	19.51	0.42	0.16	0.58	(0.84)	(0.31)
11/30/2010	18.62	0.64	1.10	1.74	(0.66)	(0.19)
Class R6
11/30/2014	$19.57	$0.51	$0.35	$0.86	$(0.42)	$—
11/30/2013	19.32	0.58	0.21	0.79	(0.49)	(0.05)
11/30/2012	18.96	0.55	1.31	1.86	(0.75)	(0.75)
11/30/2011	19.53	0.64	(0.04)	0.60	(0.86)	(0.31)
11/30/2010	18.64	0.64	1.12	1.76	(0.68)	(0.19)
Administrative Class
11/30/2014	$19.42	$0.43	$0.36	$0.79	$(0.37)	$—
11/30/2013	19.25	0.24	0.47	0.71	(0.49)	(0.05)
11/30/2012	18.90	0.51	1.28	1.79	(0.69)	(0.75)
11/30/2011	19.48	0.59	(0.05)	0.54	(0.81)	(0.31)
11/30/2010	18.60	0.61	1.10	1.71	(0.64)	(0.19)
(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	See Note 6 in the Notes to Financial Statements.

338	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Year	Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)	Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover Rate

$(0.38)	$19.72	4.11%	$34,624	0.42%	0.60%	2.08%	89%
(0.53)	19.32	3.75	9,102	0.40	0.60	2.60	86
(1.45)	19.15	10.23	985	0.38	0.60	2.40	55
(1.14)	18.82	2.82	351	0.48	2.71	2.56	56
(0.85)	19.43	9.60	154	0.53	6.52	2.79	23

$(0.18)	$19.60	3.29%	$468	1.17%	1.35%	1.39%	89%
(0.19)	19.16	3.02	438	1.15	1.35	1.64	86
(1.35)	18.78	9.29	364	1.13	1.35	2.07	55
(1.07)	18.53	2.07	669	1.23	3.40	1.61	56
(0.79)	19.21	8.72	204	1.28	8.05	1.72	23

$(0.33)	$19.80	3.98%	$274	0.52%	0.60%	2.06%	89%
(0.48)	19.37	3.67	319	0.50	0.60	2.58	86
(1.43)	19.16	10.02	266	0.48	0.60	2.12	55
(1.12)	18.84	2.85	115	0.52	2.91	3.80	56
(0.85)	19.43	9.54	187	0.53	5.95	2.80	23

$(0.28)	$19.70	3.72%	$1,008	0.77%	0.85%	1.81%	89%
(0.51)	19.27	3.40	1,022	0.75	0.85	2.26	86
(1.39)	19.14	9.84	938	0.73	0.85	0.97	55
(1.07)	18.81	2.57	14	0.77	3.09	2.77	56
(0.79)	19.40	9.25	13	0.78	6.30	2.99	23

$(0.40)	$19.98	4.43%	$12,665	0.12%	0.20%	2.38%	89%
(0.54)	19.53	4.06	7,643	0.10	0.20	2.44	86
(1.48)	19.30	10.55	5,323	0.08	0.20	1.95	55
(1.15)	18.94	3.07	42	0.17	1.39	2.24	56
(0.85)	19.51	9.81	14	0.33	5.93	3.44	23

$(0.42)	$20.01	4.48%	$5,574	0.02%	0.10%	2.59%	89%
(0.54)	19.57	4.19	7,457	—	0.12	3.00	86
(1.50)	19.32	10.62	7,708	— (d)	0.15	2.98	55
(1.17)	18.96	3.16	5,157	0.17	2.51	3.34	56
(0.87)	19.53	9.90	4,834	0.23	5.80	3.44	23

$(0.37)	$19.84	4.15%	$7,974	0.37%	0.45%	2.19%	89%
(0.54)	19.42	3.79	7,210	0.35	0.45	1.27	86
(1.44)	19.25	10.20	15	0.33	0.45	2.73	55
(1.12)	18.90	2.87	14	0.44	2.78	3.09	56
(0.83)	19.48	9.63	14	0.48	6.08	3.29	23

Prospectus	339

Financial Highlights (continued)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2025:
Class A
11/30/2014	$16.92	$0.37	$0.33	$0.70	$(0.32)	$—
11/30/2013	16.63	0.41	0.32	0.73	(0.40)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.34	1.43	1.77	(0.14)	—
Class R
11/30/2014	$16.84	$0.32	$0.32	$0.64	$(0.27)	$—
11/30/2013	16.57	0.48	0.19	0.67	(0.36)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.18	1.53	1.71	(0.14)	—
Class P
11/30/2014	$17.02	$0.40	$0.35	$0.75	$(0.34)	$—
11/30/2013	16.67	0.48	0.31	0.79	(0.40)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.38	1.44	1.82	(0.15)	—
Class R6
11/30/2014	$17.04	$0.44	$0.33	$0.77	$(0.36)	$—
11/30/2013	16.68	0.50	0.30	0.80	(0.40)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.45	1.38	1.83	(0.15)	—
Administrative Class
11/30/2014	$16.98	$0.38	$0.33	$0.71	$(0.32)	$—
11/30/2013	16.62	0.20	0.55	0.75	(0.35)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.41	1.35	1.76	(0.14)	—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

340	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.32)	$17.30	4.22%	$31,358	0.41%		0.60%		2.16%		93%
(0.44)	16.92	4.54	13,058	0.40		0.60		2.48		76
(0.14)	16.63	11.86	335	0.38	(d)	0.60	(d)	2.22	(d)	55

$(0.27)	$17.21	3.83%	$1,004	0.76%		0.85%		1.89%		93%
(0.40)	16.84	4.16	753	0.75		0.85		2.88		76
(0.14)	16.57	11.51	1,284	0.73	(d)	0.85	(d)	1.19	(d)	55

$(0.34)	$17.43	4.49%	$13,866	0.11%		0.20%		2.32%		93%
(0.44)	17.02	4.84	4,336	0.10		0.20		2.88		76
(0.15)	16.67	12.21	3,873	0.08	(d)	0.20	(d)	2.47	(d)	55

$(0.36)	$17.45	4.60%	$6,745	0.01%		0.10%		2.54%		93%
(0.44)	17.04	4.93	5,058	—		0.12		3.02		76
(0.15)	16.68	12.28	5,375	—	(d)(e)	0.15	(d)	2.94	(d)	55

$(0.32)	$17.37	4.26%	$12,135	0.36%		0.45%		2.23%		93%
(0.39)	16.98	4.60	10,606	0.35		0.45		1.23		76
(0.14)	16.62	11.86	11	0.33	(d)	0.45	(d)	2.72	(d)	55

Prospectus	341

Financial Highlights (continued)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2030:
Class A
11/30/2014	$20.66	$0.48	$0.38	$0.86	$(0.47)	$—
11/30/2013	19.80	0.52	0.92	1.44	(0.54)	(0.04)
11/30/2012	19.77	0.29	1.61	1.90	(0.70)	(1.17)
11/30/2011	20.78	0.50	(0.10)	0.40	(0.85)	(0.56)
11/30/2010	19.36	0.50	1.59	2.09	(0.51)	(0.16)
Class C
11/30/2014	$20.42	$0.33	$0.36	$0.69	$(0.28)	$—
11/30/2013	19.53	0.35	0.93	1.28	(0.35)	(0.04)
11/30/2012	19.51	0.43	1.30	1.73	(0.54)	(1.17)
11/30/2011	20.59	0.37	(0.09)	0.28	(0.80)	(0.56)
11/30/2010	19.28	0.26	1.66	1.92	(0.45)	(0.16)
Class D
11/30/2014	$20.74	$0.47	$0.38	$0.85	$(0.43)	$—
11/30/2013	19.84	0.52	0.90	1.42	(0.48)	(0.04)
11/30/2012	19.82	0.52	1.36	1.88	(0.69)	(1.17)
11/30/2011	20.82	0.53	(0.12)	0.41	(0.85)	(0.56)
11/30/2010	19.40	0.47	1.62	2.09	(0.51)	(0.16)
Class R
11/30/2014	$20.65	$0.41	$0.37	$0.78	$(0.36)	$—
11/30/2013	19.85	0.46	0.91	1.37	(0.53)	(0.04)
11/30/2012	19.81	0.18	1.67	1.85	(0.64)	(1.17)
11/30/2011	20.80	0.52	(0.15)	0.37	(0.80)	(0.56)
11/30/2010	19.37	0.49	1.54	2.03	(0.44)	(0.16)
Class P
11/30/2014	$20.93	$0.51	$0.43	$0.94	$(0.50)	$—
11/30/2013	20.02	0.51	1.00	1.51	(0.56)	(0.04)
11/30/2012	19.95	0.41	1.57	1.98	(0.74)	(1.17)
11/30/2011	20.92	0.58	(0.12)	0.46	(0.87)	(0.56)
11/30/2010	19.45	0.58	1.56	2.14	(0.51)	(0.16)
Class R6
11/30/2014	$20.98	$0.59	$0.36	$0.95	$(0.51)	$—
11/30/2013	20.04	0.62	0.92	1.54	(0.56)	(0.04)
11/30/2012	19.97	0.61	1.38	1.99	(0.75)	(1.17)
11/30/2011	20.94	0.62	(0.14)	0.48	(0.89)	(0.56)
11/30/2010	19.47	0.59	1.56	2.15	(0.52)	(0.16)
Administrative Class
11/30/2014	$20.87	$0.50	$0.38	$0.88	$(0.47)	$—
11/30/2013	19.96	0.26	1.21	1.47	(0.52)	(0.04)
11/30/2012	19.91	0.57	1.35	1.92	(0.70)	(1.17)
11/30/2011	20.88	0.58	(0.14)	0.44	(0.85)	(0.56)
11/30/2010	19.43	0.55	1.54	2.09	(0.48)	(0.16)
(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	See Note 6 in the Notes to Financial Statements.

342	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Year	Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)	Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover Rate

$(0.47)	$21.05	4.26%	$25,487	0.39%		0.60%	2.28%	93%
(0.58)	20.66	7.48	10,080	0.35		0.60	2.58	79
(1.87)	19.80	10.68	10,692	0.29		0.60	1.48	47
(1.41)	19.77	1.76	460	0.45		2.50	2.43	52
(0.67)	20.78	11.07	286	0.63		5.46	2.57	33

$(0.28)	$20.83	3.43%	$680	1.14%		1.35%	1.59%	93%
(0.39)	20.42	6.63	736	1.10		1.35	1.77	79
(1.71)	19.53	9.80	605	1.04		1.35	2.26	47
(1.36)	19.51	1.20	654	1.21		3.34	1.84	52
(0.61)	20.59	10.17	542	1.38		7.39	1.32	33

$(0.43)	$21.16	4.17%	$639	0.49%		0.60%	2.22%	93%
(0.52)	20.74	7.34	643	0.45		0.60	2.60	79
(1.86)	19.84	10.48	519	0.39		0.60	2.69	47
(1.41)	19.82	1.89	377	0.48		2.51	2.59	52
(0.67)	20.82	11.04	295	0.63		5.63	2.41	33

$(0.36)	$21.07	3.85%	$1,420	0.74%		0.85%	1.94%	93%
(0.57)	20.65	7.09	1,199	0.70		0.85	2.28	79
(1.81)	19.85	10.23	1,103	0.64		0.85	0.95	47
(1.36)	19.81	1.66	14	0.74		2.82	2.54	52
(0.60)	20.80	10.73	14	0.88		5.79	2.53	33

$(0.50)	$21.37	4.58%	$17,741	0.09%		0.20%	2.42%	93%
(0.60)	20.93	7.77	7,748	0.05		0.20	2.54	79
(1.91)	20.02	10.97	5,103	—	(d)	0.20	2.06	47
(1.43)	19.95	2.13	19	0.22		2.27	2.84	52
(0.67)	20.92	11.27	14	0.43		5.41	2.97	33

$(0.51)	$21.42	4.63%	$8,752	—	%(d)	0.10%	2.79%	93%
(0.60)	20.98	7.87	10,854	—	(d)	0.12	3.05	79
(1.92)	20.04	11.07	9,182	—	(d)	0.15	3.14	47
(1.45)	19.97	2.23	5,813	0.13		2.24	3.04	52
(0.68)	20.94	11.35	5,145	0.33		5.29	3.02	33

$(0.47)	$21.28	4.29%	$9,586	0.34%		0.45%	2.37%	93%
(0.56)	20.87	7.55	8,939	0.30		0.45	1.29	79
(1.87)	19.96	10.60	16	0.24		0.45	2.95	47
(1.41)	19.91	1.99	15	0.41		2.52	2.85	52
(0.64)	20.88	11.04	14	0.58		5.55	2.82	33

Prospectus	343

Financial Highlights (continued)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2035:
Class A
11/30/2014	$18.09	$0.41	$0.39	$0.80	$(0.40)	$—
11/30/2013	16.94	0.43	1.20	1.63	(0.42)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.37	1.74	2.11	(0.17)	—
Class R
11/30/2014	$18.00	$0.35	$0.38	$0.73	$(0.30)	$—
11/30/2013	16.89	0.41	1.15	1.56	(0.39)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.16	1.90	2.06	(0.17)	—
Class P
11/30/2014	$18.20	$0.43	$0.43	$0.86	$(0.41)	$—
11/30/2013	16.99	0.49	1.20	1.69	(0.42)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.38	1.79	2.17	(0.18)	—
Class R6
11/30/2014	$18.23	$0.49	$0.38	$0.87	$(0.42)	$—
11/30/2013	17.00	0.54	1.17	1.71	(0.42)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.46	1.72	2.18	(0.18)	—
Administrative Class
11/30/2014	$18.15	$0.43	$0.39	$0.82	$(0.39)	$—
11/30/2013	16.94	0.22	1.43	1.65	(0.38)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.42	1.69	2.11	(0.17)	—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

344	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.40)	$18.49	4.49%	$20,351	0.39%		0.60%		2.27%		90%
(0.48)	18.09	9.83	6,939	0.35		0.60		2.48		67
(0.17)	16.94	14.23	104	0.30	(d)	0.60	(d)	2.36	(d)	38

$(0.30)	$18.43	4.14%	$1,089	0.74%		0.85%		1.93%		90%
(0.45)	18.00	9.46	961	0.70		0.85		2.38		67
(0.17)	16.89	13.88	893	0.65	(d)	0.85	(d)	1.04	(d)	38

$(0.41)	$18.65	4.84%	$14,105	0.09%		0.20%		2.32%		90%
(0.48)	18.20	10.19	5,333	0.05		0.20		2.83		67
(0.18)	16.99	14.58	4,090	—	(d)	0.20	(d)	2.43	(d)	38

$(0.42)	$18.68	4.89%	$6,587	—	%(e)	0.10%		2.66%		90%
(0.48)	18.23	10.24	5,850	—	(e)	0.12		3.10		67
(0.18)	17.00	14.65	5,132	—	(d)(e)	0.15	(d)	3.00	(d)	38

$(0.39)	$18.58	4.60%	$11,550	0.34%		0.45%		2.33%		90%
(0.44)	18.15	9.95	10,427	0.30		0.45		1.29		67
(0.17)	16.94	14.23	12	0.25	(d)	0.45	(d)	2.76	(d)	38

Prospectus	345

Financial Highlights (continued)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2040:
Class A
11/30/2014	$21.45	$0.48	$0.50	$0.98	$(0.51)	$(0.01)
11/30/2013	19.71	0.49	1.82	2.31	(0.53)	(0.04)
11/30/2012	20.22	0.29	1.61	1.90	(0.69)	(1.72)
11/30/2011	21.88	0.52	(0.27)	0.25	(0.97)	(0.94)
11/30/2010	20.08	0.73	1.71	2.44	(0.49)	(0.15)
Class C
11/30/2014	$21.21	$0.33	$0.48	$0.81	$(0.33)	$(0.01)
11/30/2013	19.53	0.34	1.80	2.14	(0.42)	(0.04)
11/30/2012	20.07	0.31	1.43	1.74	(0.56)	(1.72)
11/30/2011	21.65	0.27	(0.18)	0.09	(0.73)	(0.94)
11/30/2010	19.92	0.57	1.69	2.26	(0.38)	(0.15)
Class D
11/30/2014	$21.42	$0.47	$0.48	$0.95	$(0.43)	$(0.01)
11/30/2013	19.61	0.56	1.74	2.30	(0.45)	(0.04)
11/30/2012	20.16	0.41	1.44	1.85	(0.68)	(1.72)
11/30/2011	21.88	0.76	(0.51)	0.25	(1.03)	(0.94)
11/30/2010	20.05	0.52	1.92	2.44	(0.46)	(0.15)
Class R
11/30/2014	$21.31	$0.41	$0.49	$0.90	$(0.40)	$(0.01)
11/30/2013	19.63	0.44	1.80	2.24	(0.52)	(0.04)
11/30/2012	20.16	0.16	1.66	1.82	(0.63)	(1.72)
11/30/2011	21.85	0.56	(0.36)	0.20	(0.95)	(0.94)
11/30/2010	20.03	0.59	1.80	2.39	(0.42)	(0.15)
Class P
11/30/2014	$21.63	$0.50	$0.56	$1.06	$(0.53)	$(0.01)
11/30/2013	19.82	0.49	1.90	2.39	(0.54)	(0.04)
11/30/2012	20.31	0.39	1.57	1.96	(0.73)	(1.72)
11/30/2011	21.97	0.67	(0.36)	0.31	(1.03)	(0.94)
11/30/2010	20.12	0.68	1.80	2.48	(0.48)	(0.15)
Class R6
11/30/2014	$21.66	$0.61	$0.47	$1.08	$(0.54)	$(0.01)
11/30/2013	19.83	0.60	1.81	2.41	(0.54)	(0.04)
11/30/2012	20.33	0.56	1.41	1.97	(0.75)	(1.72)
11/30/2011	22.00	0.68	(0.36)	0.32	(1.05)	(0.94)
11/30/2010	20.13	0.70	1.82	2.52	(0.50)	(0.15)
Administrative Class
11/30/2014	$21.53	$0.50	$0.49	$0.99	$(0.49)	$(0.01)
11/30/2013	19.75	0.26	2.07	2.33	(0.51)	(0.04)
11/30/2012	20.26	0.52	1.38	1.90	(0.69)	(1.72)
11/30/2011	21.93	0.63	(0.36)	0.27	(1.00)	(0.94)
11/30/2010	20.09	0.65	1.80	2.45	(0.46)	(0.15)
(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	See Note 6 in the Notes to Financial Statements.

346	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Year	Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)	Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover Rate

$(0.52)	$21.91	4.65%	$16,631	0.38%		0.60%	2.22%	84%
(0.57)	21.45	12.11	5,513	0.35		0.60	2.40	61
(2.41)	19.71	10.61	1,915	0.28		0.60	1.52	45
(1.91)	20.22	0.81	151	0.42		2.96	2.42	53
(0.64)	21.88	12.48	79	0.56		5.99	3.57	44

$(0.34)	$21.68	3.90%	$269	1.13%		1.35%	1.51%	84%
(0.46)	21.21	11.20	317	1.10		1.35	1.66	61
(2.28)	19.53	9.80	195	1.03		1.35	1.66	45
(1.67)	20.07	0.07	87	1.15		3.56	1.30	53
(0.53)	21.65	11.61	22	1.31		6.66	2.82	44

$(0.44)	$21.93	4.53%	$217	0.48%		0.60%	2.15%	84%
(0.49)	21.42	11.94	229	0.45		0.60	2.76	61
(2.40)	19.61	10.42	245	0.38		0.60	2.16	45
(1.97)	20.16	0.77	187	0.46		3.00	3.57	53
(0.61)	21.88	12.49	177	0.56		6.58	2.51	44

$(0.41)	$21.80	4.31%	$1,343	0.73%		0.85%	1.88%	84%
(0.56)	21.31	11.70	1,167	0.70		0.85	2.15	61
(2.35)	19.63	10.24	848	0.63		0.85	0.87	45
(1.89)	20.16	0.54	15	0.70		3.22	2.63	53
(0.57)	21.85	12.19	15	0.81		6.50	2.90	44

$(0.54)	$22.15	4.99%	$11,734	0.08%		0.20%	2.27%	84%
(0.58)	21.63	12.42	4,704	0.05		0.20	2.37	61
(2.45)	19.82	10.99	2,343	—	(d)	0.20	2.00	45
(1.97)	20.31	1.06	15	0.21		2.75	3.11	53
(0.63)	21.97	12.64	15	0.36		6.10	3.35	44

$(0.55)	$22.19	5.09%	$8,071	—	%(d)	0.10%	2.78%	84%
(0.58)	21.66	12.51	9,939	—	(d)	0.12	2.93	61
(2.47)	19.83	11.04	7,782	—	(d)	0.15	2.95	45
(1.99)	20.33	1.11	5,315	0.10		2.65	3.15	53
(0.65)	22.00	12.83	4,769	0.26		5.98	3.43	44

$(0.50)	$22.02	4.72%	$5,278	0.33%		0.45%	2.31%	84%
(0.55)	21.53	12.13	5,054	0.30		0.45	1.27	61
(2.41)	19.75	10.67	17	0.23		0.45	2.72	45
(1.94)	20.26	0.87	15	0.38		2.93	2.94	53
(0.61)	21.93	12.48	15	0.51		6.24	3.20	44

Prospectus	347

Financial Highlights (continued)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2045:
Class A
11/30/2014	$18.67	$0.41	$0.49	$0.90	$(0.45)	$(0.03)
11/30/2013	17.02	0.41	1.79	2.20	(0.46)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.32	1.92	2.24	(0.22)	—
Class R
11/30/2014	$18.57	$0.34	$0.49	$0.83	$(0.36)	$(0.03)
11/30/2013	16.96	0.38	1.75	2.13	(0.43)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.16	2.02	2.18	(0.22)	—
Class P
11/30/2014	$18.77	$0.40	$0.57	$0.97	$(0.47)	$(0.03)
11/30/2013	17.06	0.47	1.79	2.26	(0.46)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.39	1.89	2.28	(0.22)	—
Class R6
11/30/2014	$18.80	$0.49	$0.49	$0.98	$(0.47)	$(0.03)
11/30/2013	17.07	0.52	1.76	2.28	(0.46)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.50	1.79	2.29	(0.22)	—
Administrative Class
11/30/2014	$18.71	$0.42	$0.49	$0.91	$(0.44)	$(0.03)
11/30/2013	17.01	0.22	1.99	2.21	(0.42)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.44	1.79	2.23	(0.22)	—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

348	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.48)	$19.09	4.89%	$10,080	0.37%		0.60%		2.17%		69%
(0.55)	18.67	13.33	4,313	0.33		0.60		2.31		51
(0.22)	17.02	15.09	61	0.29	(d)	0.60	(d)	2.08	(d)	38

$(0.39)	$19.01	4.52%	$449	0.72%		0.85%		1.82%		69%
(0.52)	18.57	12.94	356	0.68		0.85		2.17		51
(0.22)	16.96	14.67	293	0.64	(d)	0.85	(d)	1.07	(d)	38

$(0.50)	$19.24	5.26%	$8,793	0.07%		0.20%		2.10%		69%
(0.55)	18.77	13.68	2,286	0.03		0.20		2.63		51
(0.22)	17.06	15.37	1,584	—	(d)(e)	0.20	(d)	2.46	(d)	38

$(0.50)	$19.28	5.33%	$5,477	—	%(e)	0.10%		2.55%		69%
(0.55)	18.80	13.80	4,587	—	(e)	0.12		2.91		51
(0.22)	17.07	15.44	3,733	—	(d)(e)	0.15	(d)	3.23	(d)	38

$(0.47)	$19.15	4.95%	$1,763	0.32%		0.45%		2.24%		69%
(0.51)	18.71	13.40	1,542	0.28		0.45		1.23		51
(0.22)	17.01	15.02	12	0.24	(d)	0.45	(d)	2.84	(d)	38

Prospectus	349

Financial Highlights (continued)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2050:
Class A
11/30/2014	$21.55	$0.44	$0.58	$1.02	$(0.57)	$(0.13)
11/30/2013	19.48	0.42	2.32	2.74	(0.60)	(0.07)
11/30/2012	20.16	0.28	1.59	1.87	(0.76)	(1.79)
11/30/2011	22.00	0.61	(0.34)	0.27	(1.09)	(1.02)
11/30/2010	20.07	0.62	1.93	2.55	(0.43)	(0.19)
Class C
11/30/2014	$21.34	$0.30	$0.55	$0.85	$(0.44)	$(0.13)
11/30/2013	19.25	0.30	2.27	2.57	(0.41)	(0.07)
11/30/2012	19.92	0.27	1.44	1.71	(0.59)	(1.79)
11/30/2011	21.85	0.44	(0.34)	0.10	(1.01)	(1.02)
11/30/2010	19.96	0.43	1.96	2.39	(0.31)	(0.19)
Class D
11/30/2014	$21.58	$0.46	$0.52	$0.98	$(0.52)	$(0.13)
11/30/2013	19.48	0.45	2.28	2.73	(0.56)	(0.07)
11/30/2012	20.15	0.48	1.37	1.85	(0.73)	(1.79)
11/30/2011	22.01	0.59	(0.34)	0.25	(1.09)	(1.02)
11/30/2010	20.09	0.62	1.93	2.55	(0.44)	(0.19)
Class R
11/30/2014	$21.46	$0.39	$0.53	$0.92	$(0.45)	$(0.13)
11/30/2013	19.47	0.37	2.29	2.66	(0.60)	(0.07)
11/30/2012	20.12	0.18	1.64	1.82	(0.68)	(1.79)
11/30/2011	21.97	0.58	(0.37)	0.21	(1.04)	(1.02)
11/30/2010	20.06	0.61	1.88	2.49	(0.39)	(0.19)
Class P
11/30/2014	$21.77	$0.45	$0.64	$1.09	$(0.59)	$(0.13)
11/30/2013	19.64	0.48	2.35	2.83	(0.63)	(0.07)
11/30/2012	20.27	0.38	1.56	1.94	(0.78)	(1.79)
11/30/2011	22.10	0.69	(0.39)	0.30	(1.11)	(1.02)
11/30/2010	20.14	0.71	1.89	2.60	(0.45)	(0.19)
Class R6
11/30/2014	$21.80	$0.57	$0.55	$1.12	$(0.59)	$(0.13)
11/30/2013	19.66	0.55	2.29	2.84	(0.63)	(0.07)
11/30/2012	20.30	0.58	1.38	1.96	(0.81)	(1.79)
11/30/2011	22.12	0.69	(0.35)	0.34	(1.14)	(1.02)
11/30/2010	20.16	0.73	1.89	2.62	(0.47)	(0.19)
Administrative Class
11/30/2014	$21.69	$0.49	$0.54	$1.03	$(0.56)	$(0.13)
11/30/2013	19.58	0.22	2.55	2.77	(0.59)	(0.07)
11/30/2012	20.23	0.53	1.36	1.89	(0.75)	(1.79)
11/30/2011	22.06	0.65	(0.38)	0.27	(1.08)	(1.02)
11/30/2010	20.11	0.68	1.89	2.57	(0.43)	(0.19)
(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	See Note 6 in the Notes to Financial Statements.

350	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Year	Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)	Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover Rate

$(0.70)	$21.87	4.85%	$4,772	0.35%		0.60%	2.02%	78%
(0.67)	21.55	14.50	1,014	0.30		0.60	2.08	54
(2.55)	19.48	10.64	1,371	0.26		0.60	1.45	47
(2.11)	20.16	0.80	71	0.41		2.92	2.85	51
(0.62)	22.00	13.02	57	0.56		6.28	3.05	37

$(0.57)	$21.62	4.08%	$138	1.10%		1.35%	1.38%	78%
(0.48)	21.34	13.64	119	1.05		1.35	1.48	54
(2.38)	19.25	9.78	60	1.01		1.35	1.44	47
(2.03)	19.92	(0.01)	48	1.17		3.70	2.09	51
(0.50)	21.85	12.21	35	1.31		7.37	2.11	37

$(0.65)	$21.91	4.68%	$288	0.45%		0.60%	2.13%	78%
(0.63)	21.58	14.42	333	0.40		0.60	2.21	54
(2.52)	19.48	10.51	202	0.36		0.60	2.55	47
(2.11)	20.15	0.75	189	0.44		3.02	2.74	51
(0.63)	22.01	12.99	166	0.56		6.36	3.04	37

$(0.58)	$21.80	4.41%	$584	0.70%		0.85%	1.79%	78%
(0.67)	21.46	14.11	497	0.65		0.85	1.85	54
(2.47)	19.47	10.30	359	0.61		0.85	0.96	47
(2.06)	20.12	0.51	17	0.69		3.21	2.71	51
(0.58)	21.97	12.75	17	0.81		6.49	2.98	37

$(0.72)	$22.14	5.13%	$5,234	0.05%		0.20%	2.06%	78%
(0.70)	21.77	14.90	1,397	—		0.20	2.34	54
(2.57)	19.64	11.00	762	—	(d)	0.20	1.98	47
(2.13)	20.27	0.96	15	0.19		2.75	3.21	51
(0.64)	22.10	13.26	15	0.36		6.08	3.48	37

$(0.72)	$22.20	5.27%	$9,227	—	%(d)	0.10%	2.58%	78%
(0.70)	21.80	14.94	8,935	—	(d)	0.12	2.68	54
(2.60)	19.66	11.06	6,431	—	(d)	0.15	3.03	47
(2.16)	20.30	1.11	5,149	0.09		2.65	3.22	51
(0.66)	22.12	13.34	4,619	0.26		5.97	3.56	37

$(0.69)	$22.03	4.87%	$1,245	0.30%		0.45%	2.25%	78%
(0.66)	21.69	14.66	1,194	0.25		0.45	1.07	54
(2.54)	19.58	10.62	17	0.21		0.45	2.77	47
(2.10)	20.23	0.82	15	0.37		2.93	3.04	51
(0.62)	22.06	13.09	15	0.51		6.23	3.32	37

Prospectus	351

Financial Highlights (continued)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2055:
Class A
11/30/2014	$18.51	$0.39	$0.50	$0.89	$(0.49)	$(0.21)
11/30/2013	17.02	0.26	2.11	2.37	(0.59)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.44	1.80	2.24	(0.22)	—
Class R
11/30/2014	$18.42	$0.30	$0.53	$0.83	$(0.41)	$(0.21)
11/30/2013	16.97	0.30	2.00	2.30	(0.56)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.31	1.88	2.19	(0.22)	—
Class P
11/30/2014	$18.61	$0.38	$0.57	$0.95	$(0.50)	$(0.21)
11/30/2013	17.08	0.34	2.09	2.43	(0.61)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.43	1.87	2.30	(0.22)	—
Class R6
11/30/2014	$18.64	$0.47	$0.50	$0.97	$(0.50)	$(0.21)
11/30/2013	17.09	0.49	1.96	2.45	(0.61)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.50	1.81	2.31	(0.22)	—
Administrative Class
11/30/2014	$18.55	$0.38	$0.52	$0.90	$(0.48)	$(0.21)
11/30/2013	17.03	0.22	2.16	2.38	(0.57)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.44	1.81	2.25	(0.22)	—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

352	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.70)	$18.70	4.96%	$1,089	0.35%		0.60%		2.11%		74%
(0.88)	18.51	14.59	135	0.30		0.60		1.52		41
(0.22)	17.02	15.10	11	0.27	(d)	0.60	(d)	2.82	(d)	31

$(0.62)	$18.63	4.61%	$144	0.70%		0.85%		1.61%		74%
(0.85)	18.42	14.22	72	0.65		0.85		1.75		41
(0.22)	16.97	14.75	39	0.62	(d)	0.85	(d)	1.99	(d)	31

$(0.71)	$18.85	5.27%	$1,362	0.05%		0.20%		2.04%		74%
(0.90)	18.61	14.88	240	—		0.20		1.96		41
(0.22)	17.08	15.52	59	—	(d)(e)	0.20	(d)	2.77	(d)	31

$(0.71)	$18.90	5.37%	$4,934	—	%(e)	0.10%		2.52%		74%
(0.90)	18.64	15.06	4,388	—	(e)	0.12		2.77		41
(0.22)	17.09	15.52	3,509	—	(d)(e)	0.15	(d)	3.21	(d)	31

$(0.69)	$18.76	5.00%	$357	0.30%		0.45%		2.06%		74%
(0.86)	18.55	14.67	221	0.25		0.45		1.22		41
(0.22)	17.03	15.17	11	0.22	(d)	0.46	(d)	2.87	(d)	31

Prospectus	353

Financial Highlights (continued)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement Income:
Class A
11/30/2014	$18.96	$0.42	$0.31	$0.73	$(0.34)	$—
11/30/2013	19.20	0.50	0.03	0.53	(0.66)	(0.08)
11/30/2012	18.27	0.48	1.23	1.71	(0.58)	(0.20)
11/30/2011	18.52	0.37	0.25	0.62	(0.67)	(0.20)
11/30/2010	17.81	0.47	1.05	1.52	(0.61)	(0.20)
Class C
11/30/2014	$18.76	$0.27	$0.31	$0.58	$(0.20)	$—
11/30/2013	18.99	0.37	0.01	0.38	(0.50)	(0.08)
11/30/2012	18.09	0.31	1.24	1.55	(0.45)	(0.20)
11/30/2011	18.36	0.27	0.21	0.48	(0.55)	(0.20)
11/30/2010	17.83	0.28	1.11	1.39	(0.66)	(0.20)
Class D
11/30/2014	$19.05	$0.40	$0.32	$0.72	$(0.32)	$—
11/30/2013	19.29	0.45	0.05	0.50	(0.63)	(0.08)
11/30/2012	18.36	0.30	1.41	1.71	(0.58)	(0.20)
11/30/2011	18.60	0.49	0.13	0.62	(0.66)	(0.20)
11/30/2010	17.83	0.49	1.04	1.53	(0.56)	(0.20)
Class R
11/30/2014	$19.53	$0.36	$0.33	$0.69	$(0.27)	$—
11/30/2013	19.74	0.46	0.01	0.47	(0.57)	(0.08)
11/30/2012	18.77	0.24	1.45	1.69	(0.52)	(0.20)
11/30/2011	18.73	0.53	0.05	0.58	(0.34)	(0.20)
11/30/2010	17.86	0.49	1.01	1.50	(0.43)	(0.20)
Class P
11/30/2014	$19.20	$0.47	$0.34	$0.81	$(0.40)	$—
11/30/2013	19.44	0.46	0.13	0.59	(0.72)	(0.08)
11/30/2012	18.49	0.32	1.48	1.80	(0.65)	(0.20)
11/30/2011	18.41	0.63	0.03	0.66	(0.38)	(0.20)
11/30/2010	17.85	0.57	0.99	1.56	(0.80)	(0.20)
Class R6
11/30/2014	$18.83	$0.49	$0.33	$0.82	$(0.42)	$—
11/30/2013	19.08	0.56	0.03	0.59	(0.73)	(0.08)
11/30/2012	18.16	0.49	1.28	1.77	(0.65)	(0.20)
11/30/2011	18.40	0.65	0.02	0.67	(0.71)	(0.20)
11/30/2010	17.85	0.57	1.01	1.58	(0.83)	(0.20)
Administrative Class
11/30/2014	$19.15	$0.43	$0.33	$0.76	$(0.35)	$—
11/30/2013	19.41	0.22	0.32	0.54	(0.69)	(0.08)
11/30/2012	18.46	0.49	1.26	1.75	(0.60)	(0.20)
11/30/2011	18.40	0.59	0.03	0.62	(0.36)	(0.20)
11/30/2010	17.83	0.54	0.99	1.53	(0.76)	(0.20)
(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	See Note 6 in the Notes to Financial Statements.
(e)	Less than 0.01%.

354	Allianz Multi-Strategy Funds

Distributions from Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)	Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover Rate

$—	$(0.34)	$19.35	3.88%	$6,324	0.40%		0.60%	2.18%	101%
(0.03)	(0.77)	18.96	2.78	4,326	0.39		0.60	2.64	81
—	(0.78)	19.20	9.68	4,891	0.40		0.60	2.57	51
—	(0.87)	18.27	3.45	4,427	0.46		1.60	2.01	74
—	(0.81)	18.52	8.86	595	0.52		5.29	2.65	22

$—	$(0.20)	$19.14	3.12%	$3,984	1.15%		1.35%	1.42%	101%
(0.03)	(0.61)	18.76	2.03	4,359	1.14		1.35	1.99	81
—	(0.65)	18.99	8.84	6,935	1.15		1.35	1.70	51
—	(0.75)	18.09	2.71	5,820	1.22		2.48	1.50	74
—	(0.86)	18.36	8.09	1,398	1.27		6.16	1.56	22

$—	$(0.32)	$19.45	3.79%	$1,012	0.50%		0.60%	2.07%	101%
(0.03)	(0.74)	19.05	2.70	1,111	0.49		0.60	2.37	81
—	(0.78)	19.29	9.53	1,553	0.50		0.60	1.59	51
—	(0.86)	18.36	3.42	326	0.51		2.21	2.65	74
—	(0.76)	18.60	8.89	179	0.52		5.75	2.75	22

$—	$(0.27)	$19.95	3.55%	$215	0.75%		0.85%	1.80%	101%
(0.03)	(0.68)	19.53	2.46	152	0.74		0.85	2.36	81
—	(0.72)	19.74	9.28	183	0.75		0.85	1.29	51
—	(0.54)	18.77	3.18	17	0.76		4.59	2.82	74
—	(0.63)	18.73	8.61	15	0.77		5.62	2.70	22

$—	$(0.40)	$19.61	4.23%	$6,349	0.11%		0.21%	2.39%	101%
(0.03)	(0.83)	19.20	3.12	4,427	0.09		0.20	2.42	81
—	(0.85)	19.44	10.05	4,751	0.10		0.20	1.71	51
—	(0.58)	18.49	3.69	14	0.26		4.47	3.38	74
—	(1.00)	18.41	9.13	13	0.32		5.13	3.20	22

$—	$(0.42)	$19.23	4.36%	$9,496	—	%(d)(e)	0.10%	2.56%	101%
(0.03)	(0.84)	18.83	3.23	9,487	—	(d)	0.12	2.96	81
—	(0.85)	19.08	10.11	11,294	—		0.15	2.64	51
—	(0.91)	18.16	3.77	4,904	0.16		1.81	3.53	74
—	(1.03)	18.40	9.24	4,803	0.22		5.04	3.22	22

$—	$(0.35)	$19.56	3.97%	$2,001	0.35%		0.45%	2.20%	101%
(0.03)	(0.80)	19.15	2.92	2,461	0.34		0.45	1.16	81
—	(0.80)	19.41	9.71	15	0.35		0.45	2.59	51
—	(0.56)	18.46	3.49	14	0.44		4.65	3.21	74
—	(0.96)	18.40	8.94	13	0.47		5.28	3.05	22

Prospectus	355

Financial Highlights (continued)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value, End of Year
AllianzGI Global Allocation:
Class A
11/30/2014	$11.90	$0.30	$0.25	$0.55	$(0.27)	$12.18
11/30/2013	11.07	0.31	0.95	1.26	(0.43)	11.90
11/30/2012	10.30	0.25	0.84	1.09	(0.32)	11.07
11/30/2011	10.58	0.25	(0.14)	0.11	(0.39)	10.30
11/30/2010	9.84	0.26	0.85	1.11	(0.37)	10.58
Class B
11/30/2014	$12.13	$0.23	$0.25	$0.48	$(0.17)	$12.44
11/30/2013	11.27	0.26	0.94	1.20	(0.34)	12.13
11/30/2012	10.48	0.21	0.81	1.02	(0.23)	11.27
11/30/2011	10.74	0.22	(0.20)	0.02	(0.28)	10.48
11/30/2010	9.92	0.22	0.83	1.05	(0.23)	10.74
Class C
11/30/2014	$12.04	$0.22	$0.24	$0.46	$(0.17)	$12.33
11/30/2013	11.19	0.23	0.96	1.19	(0.34)	12.04
11/30/2012	10.41	0.17	0.85	1.02	(0.24)	11.19
11/30/2011	10.69	0.18	(0.16)	0.02	(0.30)	10.41
11/30/2010	9.89	0.19	0.85	1.04	(0.24)	10.69
Class D
11/30/2014	$11.85	$0.28	$0.27	$0.55	$(0.27)	$12.13
11/30/2013	11.03	0.23	1.03	1.26	(0.44)	11.85
11/30/2012	10.27	0.24	0.84	1.08	(0.32)	11.03
11/30/2011	10.56	0.17	(0.06)	0.11	(0.40)	10.27
11/30/2010	9.83	0.23	0.87	1.10	(0.37)	10.56
Class R
11/30/2014	$11.84	$0.28	$0.26	$0.54	$(0.25)	$12.13
11/30/2013	11.02	0.28	0.95	1.23	(0.41)	11.84
11/30/2012	10.26	0.21	0.84	1.05	(0.29)	11.02
11/30/2011	10.54	0.23	(0.15)	0.08	(0.36)	10.26
11/30/2010	9.81	0.24	0.84	1.08	(0.35)	10.54
Class P
11/30/2014	$11.90	$0.32	$0.26	$0.58	$(0.29)	$12.19
11/30/2013	11.07	0.32	0.96	1.28	(0.45)	11.90
11/30/2012	10.28	0.29	0.81	1.10	(0.31)	11.07
11/30/2011	10.56	0.27	(0.14)	0.13	(0.41)	10.28
11/30/2010	9.84	0.26	0.86	1.12	(0.40)	10.56
(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform U.S. GAAP.
(c)	Does not include expenses of the investment companies in which the Fund invests.

356	Allianz Multi-Strategy Funds

Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)	Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover Rate

4.62%	$65,499	0.40%	1.34%	2.48%	48%
11.79	69,565	0.41	1.36	2.68	45
10.64	70,312	0.43	1.38	2.32	57
0.95	73,816	0.47	1.35	2.32	64
11.56	72,415	0.51	1.42	2.58	46

3.96%	$1,823	1.11%	2.10%	1.88%	48%
10.84	2,874	1.14	2.18	2.25	45
9.90	4,307	1.19	2.09	1.96	57
0.15	9,467	1.22	2.10	1.95	64
10.86	18,030	1.26	2.19	2.13	46

3.88%	$62,275	1.13%	2.08%	1.78%	48%
10.81	68,756	1.14	2.10	1.98	45
9.90	71,375	1.18	2.11	1.59	57
0.15	78,367	1.22	2.09	1.64	64
10.65	87,546	1.26	2.16	1.93	46

4.68%	$2,241	0.39%	1.37%	2.31%	48%
11.70	1,189	0.37	1.39	1.99	45
10.68	266	0.46	1.33	2.25	57
0.95	197	0.45	1.38	1.56	64
11.48	34	0.51	1.41	2.28	46

4.57%	$17	0.56%	1.53%	2.32%	48%
11.44	17	0.59	1.54	2.42	45
10.44	15	0.67	1.56	2.02	57
0.73	14	0.72	1.59	2.11	64
11.30	13	0.76	1.64	2.38	46

4.96%	$2,139	0.16%	1.12%	2.68%	48%
11.92	1,960	0.19	1.13	2.81	45
10.91	1,340	0.25	1.37	2.75	57
1.13	1,996	0.27	1.22	2.52	64
11.77	6,433	0.31	1.39	2.54	46

Prospectus	357

Financial Highlights (continued)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value, End of Year
AllianzGI Global Allocation (cont’d)
Institutional Class
11/30/2014	$11.78	$0.32	$0.27	$0.59	$(0.30)	$12.07
11/30/2013	10.97	0.32	0.95	1.27	(0.46)	11.78
11/30/2012	10.21	0.26	0.84	1.10	(0.34)	10.97
11/30/2011	10.48	0.27	(0.13)	0.14	(0.41)	10.21
11/30/2010	9.77	0.29	0.83	1.12	(0.41)	10.48
Administrative Class
11/30/2014	$12.17	$0.30	$0.27	$0.57	$(0.27)	$12.47
11/30/2013	11.30	0.43	0.85	1.28	(0.41)	12.17
11/30/2012	10.51	0.26	0.84	1.10	(0.31)	11.30
11/30/2011	10.78	0.13	(0.01)	0.12	(0.39)	10.51
11/30/2010	9.83	0.27	0.86	1.13	(0.18)	10.78
(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform U.S. GAAP.
(c)	Does not include expenses of the investment companies in which the Fund invests.

358	Allianz Multi-Strategy Funds

Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)	Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover Rate

5.01%	$74,957	0.16%	1.11%	2.69%	48%
11.90	68,675	0.16	1.11	2.81	45
11.01	57,357	0.15	1.14	2.47	57
1.31	47,916	0.16	1.12	2.50	64
11.88	37,093	0.21	1.15	2.91	46

4.68%	$33	0.41%	1.27%	2.45%	48%
11.59	24	0.41	1.48	3.73	45
10.70	1,653	0.40	1.42	2.35	57
1.05	1,649	0.41	1.36	1.19	64
11.62	14	0.46	1.37	2.68	46

Prospectus	359

Financial Highlights (continued)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Dynamic Allocation Fund (formerly AllianzGI Global Growth Allocation Fund):
Class A
11/30/2014	$24.70	$0.44	$0.31	$0.75	$(0.66)	$(2.86)
11/30/2013	22.04	0.42	3.07	3.49	(0.61)	(0.22)
11/30/2012	20.72	0.51	1.71	2.22	(0.59)	(0.31)
11/30/2011	22.03	0.45	(0.33)	0.12	(0.91)	(0.52)
11/30/2010	19.96	0.47	2.09	2.56	(0.35)	(0.14)
Class C
11/30/2014	$24.28	$0.25	$0.32	$0.57	$(0.47)	$(2.86)
11/30/2013	21.71	0.30	2.97	3.27	(0.48)	(0.22)
11/30/2012	20.49	0.30	1.74	2.04	(0.51)	(0.31)
11/30/2011	21.81	0.24	(0.28)	(0.04)	(0.76)	(0.52)
11/30/2010	19.87	0.44	1.96	2.40	(0.32)	(0.14)
Class D
11/30/2014	$24.58	$0.50	$0.25	$0.75	$(0.68)	$(2.86)
11/30/2013	22.00	0.31	3.16	3.47	(0.67)	(0.22)
11/30/2012	20.78	0.37	1.85	2.22	(0.69)	(0.31)
11/30/2011	22.06	0.48	(0.36)	0.12	(0.88)	(0.52)
11/30/2010	19.96	0.63	1.94	2.57	(0.33)	(0.14)
Class R
11/30/2014	$24.62	$0.40	$0.30	$0.70	$(0.67)	$(2.86)
11/30/2013	21.90	0.23	3.20	3.43	(0.49)	(0.22)
11/30/2012	20.73	0.39	1.77	2.16	(0.68)	(0.31)
11/30/2011	22.01	0.40	(0.34)	0.06	(0.82)	(0.52)
11/30/2010	19.93	0.62	1.91	2.53	(0.31)	(0.14)
Class P
11/30/2014	$24.71	$0.46	$0.33	$0.79	$(0.70)	$(2.86)
11/30/2013	22.08	0.38	3.14	3.52	(0.67)	(0.22)
11/30/2012	20.85	0.49	1.77	2.26	(0.72)	(0.31)
11/30/2011	22.12	0.63	(0.48)	0.15	(0.90)	(0.52)
11/30/2010	19.99	0.71	1.91	2.62	(0.35)	(0.14)
Institutional Class
11/30/2014	$24.74	$0.48	$0.34	$0.82	$(0.70)	$(2.86)
11/30/2013	22.10	0.56	2.99	3.55	(0.69)	(0.22)
11/30/2012	20.87	0.51	1.78	2.29	(0.75)	(0.31)
11/30/2011	22.14	0.65	(0.48)	0.17	(0.92)	(0.52)
11/30/2010	20.00	0.73	1.91	2.64	(0.36)	(0.14)
Administrative Class
11/30/2014	$24.67	$0.42	$0.33	$0.75	$(0.66)	$(2.86)
11/30/2013	22.04	0.48	3.01	3.49	(0.64)	(0.22)
11/30/2012	20.81	0.46	1.77	2.23	(0.69)	(0.31)
11/30/2011	22.08	0.59	(0.47)	0.12	(0.87)	(0.52)
11/30/2010	19.97	0.68	1.90	2.58	(0.33)	(0.14)
(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.
(c)	Does not include expenses of the investment companies in which the Fund invests.

360	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Year	Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)	Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover Rate

$(3.52)	$21.93	3.40%	$1,042	0.40%	4.53%	2.00%	62%
(0.83)	24.70	16.42	1,344	0.40	3.84	1.82	101
(0.90)	22.04	11.17	841	0.41	4.12	2.40	51
(1.43)	20.72	0.17	1,283	0.47	3.23	2.02	85
(0.49)	22.03	13.08	815	0.54	5.64	2.29	66

$(3.33)	$21.52	2.57%	$1,346	1.18%	5.31%	1.16%	62%
(0.70)	24.28	15.52	1,455	1.18	4.53	1.33	101
(0.82)	21.71	10.34	1,277	1.18	4.65	1.44	51
(1.28)	20.49	(0.53)	1,241	1.20	4.46	1.13	85
(0.46)	21.81	12.34	497	1.29	6.28	2.18	66

$(3.54)	$21.79	3.41%	$137	0.40%	4.51%	2.29%	62%
(0.89)	24.58	16.43	413	0.40	4.16	1.36	101
(1.00)	22.00	11.13	105	0.41	3.95	1.73	51
(1.40)	20.78	0.19	37	0.45	3.60	2.20	85
(0.47)	22.06	13.15	22	0.54	5.48	3.05	66

$(3.53)	$21.79	3.17%	$145	0.63%	4.99%	1.79%	62%
(0.71)	24.62	16.13	111	0.63	4.28	1.00	101
(0.99)	21.90	10.89	38	0.65	4.16	1.87	51
(1.34)	20.73	(0.08)	36	0.71	3.90	1.84	85
(0.45)	22.01	12.91	15	0.79	5.61	3.04	66

$(3.56)	$21.94	3.57%	$43	0.23%	4.40%	2.06%	62%
(0.89)	24.71	16.62	41	0.23	3.76	1.65	101
(1.03)	22.08	11.35	17	0.23	3.67	2.32	51
(1.42)	20.85	0.34	15	0.27	3.26	2.84	85
(0.49)	22.12	13.38	15	0.34	5.21	3.48	66

$(3.56)	$22.00	3.69%	$3,401	0.13%	4.30%	2.16%	62%
(0.91)	24.74	16.71	3,296	0.13	3.48	2.43	101
(1.06)	22.10	11.51	5,008	0.13	3.84	2.42	51
(1.44)	20.87	0.43	4,483	0.17	3.16	2.95	85
(0.50)	22.14	13.49	4,484	0.24	5.11	3.58	66

$(3.52)	$21.90	3.38%	$26	0.38%	4.55%	1.90%	62%
(0.86)	24.67	16.48	20	0.38	3.79	2.09	101
(1.00)	22.04	11.20	17	0.38	3.82	2.17	51
(1.39)	20.81	0.20	15	0.42	3.41	2.69	85
(0.47)	22.08	13.20	15	0.49	5.36	3.33	66

Prospectus	361

Financial Highlights (continued)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Behavioral Advantage Large Cap:
Class A
11/30/2014	$23.72	$0.24	$2.79	$3.03	$(0.24)	$(0.84)
11/30/2013	19.04	0.24	5.73	5.97	(0.20)	(1.09)
11/30/2012	16.05	0.29	2.76	3.05	(0.06)	—
9/8/2011* - 11/30/2011	15.00	0.04	1.01	1.05	—	—
Class C
11/30/2014	$23.34	$0.07	$2.74	$2.81	$(0.14)	$(0.84)
11/30/2013	18.90	0.09	5.65	5.74	(0.21)	(1.09)
11/30/2012	16.02	0.16	2.74	2.90	(0.02)	—
9/8/2011* - 11/30/2011	15.00	0.01	1.01	1.02	—	—
Class D
11/30/2014	$23.50	$0.28	$2.75	$3.03	$(0.06)	$(0.84)
11/30/2013	19.04	0.23	5.68	5.91	(0.36)	(1.09)
11/30/2012	16.05	0.28	2.77	3.05	(0.06)	—
9/8/2011* - 11/30/2011	15.00	0.04	1.01	1.05	—	—
Class P
11/30/2014	$23.74	$0.31	$2.78	$3.09	$(0.15)	$(0.84)
11/30/2013	19.09	0.29	5.71	6.00	(0.26)	(1.09)
11/30/2012	16.05	0.32	2.79	3.11	(0.07)	—
9/8/2011* - 11/30/2011	15.00	0.05	1.00	1.05	—	—
Institutional Class
11/30/2014	$23.74	$0.31	$2.81	$3.12	$(0.19)	$(0.84)
11/30/2013	19.10	0.30	5.73	6.03	(0.30)	(1.09)
11/30/2012	16.06	0.34	2.77	3.11	(0.07)	—
9/8/2011* - 11/30/2011	15.00	0.05	1.01	1.06	—	—
AllianzGI Best Styles Global Equity:
Class A
9/2/2014* - 11/30/2014	$16.51	$0.05	$0.01	$0.06	$—	$—
Institutional Class
9/2/2014* - 11/30/2014	$16.51	$0.06	$0.01	$0.07	$—	$—
Class R6
12/2/2013* - 11/30/2014	$15.00	$0.38	$1.20	$1.58	$—	$—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than 1%.

362	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(1.08)	$25.67	13.43%	$10,023	0.82%		1.02%		1.02%		89%
(1.29)	23.72	33.61	8,607	0.83		1.25		1.09		64
(0.06)	19.04	19.07	49	0.90		2.76		1.59		76
—	16.05	7.00	11	0.90	(c)	2.84	(c)	1.14	(c)	— (d)

$(0.98)	$25.17	12.61%	$450	1.57%		1.83%		0.29%		89%
(1.30)	23.34	32.60	204	1.59		2.08		0.44		64
(0.02)	18.90	18.15	64	1.65		3.62		0.89		76
—	16.02	6.80	10	1.65	(c)	3.59	(c)	0.38	(c)	— (d)

$(0.90)	$25.63	13.45%	$1,025	0.81%		4.22%		1.19%		89%
(1.45)	23.50	33.57	183	0.85		2.08		1.15		64
(0.06)	19.04	19.07	19	0.90		2.61		1.55		76
—	16.05	7.00	11	0.90	(c)	2.84	(c)	1.14	(c)	— (d)

$(0.99)	$25.84	13.64%	$117	0.65%		0.81%		1.29%		89%
(1.35)	23.74	33.83	17	0.65		1.20		1.42		64
(0.07)	19.09	19.43	13	0.65		2.38		1.76		76
—	16.05	7.00	11	0.65	(c)	2.70	(c)	1.39	(c)	— (d)

$(1.03)	$25.83	13.79%	$74,044	0.55%		0.76%		1.29%		89%
(1.39)	23.74	34.02	48,281	0.55		1.05		1.44		64
(0.07)	19.10	19.46	17,172	0.55		2.32		1.88		76
—	16.06	7.07	10,705	0.55	(c)	2.58	(c)	1.48	(c)	— (d)

$—	$16.57	0.36%	$10	0.75	%(c)	2.53	%(c)	1.31	%(c)	76%

$—	$16.58	0.42%	$10	0.50	%(c)	2.27	%(c)	1.56	%(c)	76%

$—	$16.58	10.53%	$33,422	0.40	%(c)	1.80	%(c)	2.40	%(c)	76%

Prospectus	363

Financial Highlights (continued)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI China Equity:
Class A
11/30/2014	$16.85	$0.20	$0.38	$0.58	$(0.12)	$—
11/30/2013	14.78	0.15	2.13	2.28	(0.21)	—
11/30/2012	15.01	0.16	0.91	1.07	(0.10)	(1.20)
11/30/2011	19.81	0.60	(4.58)	(3.98)	— (d)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.09)	4.90	4.81	—	—
Class C
11/30/2014	$16.78	$(0.02)	$0.46	$0.44	$— (d)	$—
11/30/2013	14.63	(0.03)	2.18	2.15	— (d)	—
11/30/2012	14.88	0.06	0.89	0.95	— (d)	(1.20)
11/30/2011	19.78	(0.10)	(3.98)	(4.08)	— (d)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.17)	4.95	4.78	—	—
Class D
11/30/2014	$16.86	$0.23	$0.34	$0.57	$(0.05)	$—
11/30/2013	14.91	0.07	2.23	2.30	(0.35)	—
11/30/2012	15.04	0.16	0.91	1.07	— (d)	(1.20)
11/30/2011	19.84	0.02	(3.99)	(3.97)	(0.01)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.08)	4.92	4.84	—	—
Class P
11/30/2014	$16.99	$0.19	$0.43	$0.62	$(0.03)	$—
11/30/2013	14.78	0.23	2.11	2.34	(0.13)	—
11/30/2012	15.10	0.01	1.08	1.09	(0.21)	(1.20)
11/30/2011	19.87	0.12	(4.06)	(3.94)	(0.01)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.02)	4.89	4.87	—	—
Institutional Class
11/30/2014	$16.82	$0.22	$0.39	$0.61	$(0.13)	$—
11/30/2013	14.81	0.20	2.13	2.33	(0.32)	—
11/30/2012	15.12	0.20	0.90	1.10	(0.21)	(1.20)
11/30/2011	19.88	0.18	(4.10)	(3.92)	(0.02)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.01)	4.89	4.88	—	—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Payments from Affiliates increased the net asset value and the total return by $0.12 and 0.82%, respectively.
(d)	Less than $(0.01) per share.
(e)	Annualized.

364	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.12)	$17.31		3.47%	$367	1.70%		5.73%		1.21%		123%
(0.21)	16.85	(c)	15.58 (c)	137	1.73		5.88		0.96		36
(1.30)	14.78		8.35	137	1.72		6.54		1.15		36
(0.82)	15.01		(20.45)	191	1.73		5.29		3.25		132
—	19.81		32.07	239	1.90	(e)	8.21	(e)	(0.99	)(e)	21

$— (d)	$17.22		2.63%	$27	2.50%		6.92%		(0.10)%		123%
— (d)	16.78	(c)	14.70 (c)	52	2.56		6.59		(0.20)		36
(1.20)	14.63		7.49	55	2.52		8.46		0.43		36
(0.82)	14.88		(21.02)	108	2.56		6.74		(0.56)		132
—	19.78		31.87	387	2.65	(e)	8.88	(e)	(1.88	)(e)	21

$(0.05)	$17.38		3.40%	$289	1.77%		9.06%		1.34%		123%
(0.35)	16.86	(c)	15.64 (c)	220	1.77		13.23		0.42		36
(1.20)	14.91		8.26	362	1.74		15.31		1.14		36
(0.83)	15.04		(20.40)	232	1.77		6.76		0.14		132
—	19.84		32.27	386	1.90	(e)	8.10	(e)	(0.91	)(e)	21

$(0.03)	$17.58		3.62%	$38	1.51%		4.74%		1.07%		123%
(0.13)	16.99	(c)	15.93 (c)	13	1.51		5.73		1.53		36
(1.41)	14.78		8.51	25	1.50		5.74		0.08		36
(0.83)	15.10		(20.18)	124	1.51		8.18		0.79		132
—	19.87		32.47	13	1.65	(e)	8.13	(e)	(0.19	)(e)	21

$(0.13)	$17.30		3.68%	$4,226	1.45%		5.93%		1.37%		123%
(0.32)	16.82	(c)	15.99 (c)	4,076	1.45		5.69		1.31		36
(1.41)	14.81		8.64	3,490	1.43		6.19		1.41		36
(0.84)	15.12		(20.11)	3,216	1.45		5.96		1.04		132
—	19.88		32.53	3,923	1.55	(e)	8.01	(e)	(0.08	)(e)	21

Prospectus	365

Financial Highlights (continued)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Convertible:
Class A
11/30/2014	$34.91	$0.39	$2.81	$3.20	$(0.73)	$(0.84)
11/30/2013	28.27	0.54	6.59	7.13	(0.49)	—
11/30/2012	28.11	0.53	1.95	2.48	(0.75)	(1.57)
11/30/2011	28.21	0.55	0.01	0.56	(0.66)	—
4/12/2010* - 11/30/2010	26.22	0.38	1.82	2.20	(0.21)	—
Class C
11/30/2014	$34.93	$0.13	$2.80	$2.93	$(0.47)	$(0.84)
11/30/2013	28.30	0.30	6.60	6.90	(0.27)	—
11/30/2012	28.15	0.32	1.96	2.28	(0.56)	(1.57)
11/30/2011	28.30	0.34	0.03	0.37	(0.52)	—
4/12/2010* - 11/30/2010	26.22	0.24	1.84	2.08	— (d)	—
Class D
11/30/2014	$34.86	$0.38	$2.79	$3.17	$(0.68)	$(0.84)
11/30/2013	28.22	0.52	6.57	7.09	(0.45)	—
11/30/2012	28.08	0.51	1.95	2.46	(0.75)	(1.57)
11/30/2011	28.16	0.54	0.03	0.57	(0.65)	—
4/12/2010* - 11/30/2010	26.22	0.40	1.79	2.19	(0.25)	—
Class R
11/30/2014	$34.87	$0.26	$2.81	$3.07	$(0.65)	$(0.84)
11/30/2013	28.20	0.34	6.61	6.95	(0.28)	—
11/30/2012	28.08	0.43	1.95	2.38	(0.69)	(1.57)
11/30/2011	28.17	0.48	0.02	0.50	(0.59)	—
4/12/2010* - 11/30/2010	26.22	0.33	1.82	2.15	(0.20)	—
Class P
11/30/2014	$34.84	$0.47	$2.80	$3.27	$(0.80)	$(0.84)
11/30/2013	28.20	0.63	6.55	7.18	(0.54)	—
11/30/2012	28.04	0.58	1.94	2.52	(0.79)	(1.57)
11/30/2011	28.12	0.60	0.01	0.61	(0.69)	—
6/7/2010* - 11/30/2010	24.02	0.27	4.11	4.38	(0.28)	—
Institutional Class
11/30/2014	$34.80	$0.50	$2.79	$3.29	$(0.83)	$(0.84)
11/30/2013	28.16	0.61	6.59	7.20	(0.56)	—
11/30/2012	28.00	0.62	1.94	2.56	(0.83)	(1.57)
11/30/2011	28.08	0.63	0.01	0.64	(0.72)	—
11/30/2010	23.92	0.62	4.20	4.82	(0.66)	—
Administrative Class
11/30/2014	$34.84	$0.43	$2.79	$3.22	$(0.68)	$(0.84)
11/30/2013	28.20	0.53	6.59	7.12	(0.48)	—
11/30/2012	28.04	0.55	1.94	2.49	(0.76)	(1.57)
11/30/2011	28.14	0.55	0.01	0.56	(0.66)	—
4/12/2010* - 11/30/2010	26.22	0.37	1.83	2.20	(0.28)	—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.
(e)	Payments from Affiliates increased net asset value and total return by less than $0.01 and 0.01%, respectively.

366	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(1.57)	$36.54	(e)	9.47	%(e)	$483,863	0.97%	0.97%	1.09%	94%
(0.49)	34.91		25.49		319,778	0.96	0.96	1.67	81
(2.32)	28.27		9.64		94,347	1.01	1.01	1.91	108
(0.66)	28.11		1.95		64,857	0.97	0.97	1.89	129
(0.21)	28.21		8.46		10,500	0.96 (c)	0.97 (c)	2.25 (c)	116

$(1.31)	$36.55	(e)	8.66	%(e)	$127,201	1.70%	1.70%	0.36%	94%
(0.27)	34.93		24.55		113,799	1.70	1.70	0.94	81
(2.13)	28.30		8.81		36,917	1.76	1.76	1.16	108
(0.52)	28.15		1.26		27,465	1.74	1.74	1.17	129
— (d)	28.30		7.94		227	1.77 (c)	1.77 (c)	1.40 (c)	116

$(1.52)	$36.51	(e)	9.41	%(e)	$79,288	1.02%	1.02%	1.05%	94%
(0.45)	34.86		25.41		121,663	1.02	1.02	1.60	81
(2.32)	28.22		9.57		35,886	1.06	1.06	1.85	108
(0.65)	28.08		1.99		30,176	0.98	0.98	1.83	129
(0.25)	28.16		8.46		2,180	0.93 (c)	0.94 (c)	2.31 (c)	116

$(1.49)	$36.45	(e)	9.10	%(e)	$1,440	1.30%	1.30%	0.74%	94%
(0.28)	34.87		24.86		394	1.51	1.51	1.06	81
(2.26)	28.20		9.25		210	1.36	1.36	1.58	108
(0.59)	28.08		1.76		37	1.22	1.22	1.67	129
(0.20)	28.17		8.29		11	1.25 (c)	1.26 (c)	1.97 (c)	116

$(1.64)	$36.47	(e)	9.71	%(e)	$224,860	0.74%	0.74%	1.32%	94%
(0.54)	34.84		25.76		251,377	0.75	0.75	1.96	81
(2.36)	28.20		9.84		53,368	0.80	0.86	2.12	108
(0.69)	28.04		2.14		37,551	0.80	0.83	2.07	129
(0.28)	28.12		18.34		21,417	0.84 (c)	0.87 (c)	2.35 (c)	116

$(1.67)	$36.42	(e)	9.79	%(e)	$1,781,193	0.65%	0.65%	1.41%	94%
(0.56)	34.80		25.88		1,583,824	0.65	0.65	1.93	81
(2.40)	28.16		10.00		804,646	0.67	0.67	2.26	108
(0.72)	28.00		2.24		521,854	0.70	0.70	2.16	129
(0.66)	28.08		20.46		471,226	0.77	0.80	2.42	116

$(1.52)	$36.54	(e)	9.57	%(e)	$3,783	0.89%	0.89%	1.22%	94%
(0.48)	34.84		25.55		12,951	0.90	0.90	1.65	81
(2.33)	28.20		9.70		2,199	0.92	0.92	2.00	108
(0.66)	28.04		2.00		1,352	0.97	0.97	1.90	129
(0.28)	28.14		8.45		11	0.98 (c)	0.99 (c)	2.23 (c)	116

Prospectus	367

Financial Highlights (continued)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Emerging Markets Debt:
Class A
9/15/2014* - 11/30/2014	$15.00	$0.11	$(0.19)	$(0.08)	$—	$—
Class C
9/15/2014* - 11/30/2014	$15.00	$0.09	$(0.19)	$(0.10)	$—	$—
Class P
9/15/2014* - 11/30/2014	$15.00	$0.12	$(0.20)	$(0.08)	$—	$—
Institutional Class
9/15/2014* - 11/30/2014	$15.00	$0.12	$(0.19)	$(0.07)	$—	$—
AllianzGI Global Fundamental Strategy:
Class A
11/30/2014	$15.45	$0.26	$0.42	$0.68	$(0.12)	$(0.06)
7/1/2013* - 11/30/2013	15.00	0.06	0.39	0.45	—	—
Class C
11/30/2014	$15.40	$0.14	$0.42	$0.56	$(0.06)	$(0.06)
7/1/2013* - 11/30/2013	15.00	0.01	0.39	0.40	—	—
Class D
11/30/2014	$15.45	$0.43	$0.25	$0.68	$(0.12)	$(0.06)
7/1/2013* - 11/30/2013	15.00	0.06	0.39	0.45	—	—
Class P
11/30/2014	$15.46	$0.28	$0.43	$0.71	$(0.13)	$(0.06)
7/1/2013* - 11/30/2013	15.00	0.07	0.39	0.46	—	—
Institutional Class
11/30/2014	$15.47	$0.30	$0.42	$0.72	$(0.14)	$(0.06)
7/1/2013* - 11/30/2013	15.00	0.08	0.39	0.47	—	—
AllianzGI Global Managed Volatility:
Class A
11/30/2014	$17.96	$0.40	$1.42	$1.82	$(0.49)	$(0.56)
11/30/2013	16.68	0.39	1.63	2.02	(0.59)	(0.15)
12/19/2011* - 11/30/2012	15.00	0.39	1.29	1.68	—	—
Class C
11/30/2014	$17.62	$0.26	$1.40	$1.66	$(0.46)	$(0.56)
11/30/2013	16.56	0.24	1.64	1.88	(0.67)	(0.15)
12/19/2011* - 11/30/2012	15.00	0.33	1.23	1.56	—	—
Class D
11/30/2014	$17.88	$0.39	$1.43	$1.82	$(0.42)	$(0.56)
11/30/2013	16.68	0.45	1.58	2.03	(0.68)	(0.15)
12/19/2011* - 11/30/2012	15.00	0.39	1.29	1.68	—	—
Class P
11/30/2014	$18.06	$0.43	$1.45	$1.88	$(0.52)	$(0.56)
11/30/2013	16.71	0.48	1.61	2.09	(0.59)	(0.15)
12/19/2011* - 11/30/2012	15.00	0.48	1.23	1.71	—	—
Institutional Class
11/30/2014	$18.06	$0.46	$1.42	$1.88	$(0.53)	$(0.56)
11/30/2013	16.73	0.50	1.60	2.10	(0.62)	(0.15)
12/19/2011* - 11/30/2012	15.00	0.49	1.24	1.73	—	—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Payments from Affiliates increased net asset value and total return by less than $0.01 and 0.01%, respectively.

368	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$—	$14.92		(0.53)%		$10	1.20	%(c)	2.51	%(c)	3.65	%(c)	27%

$—	$14.90		(0.67)%		$10	1.95	%(c)	3.25	%(c)	2.90	%(c)	27%

$—	$14.92		(0.53)%		$10	1.05	%(c)	2.25	%(c)	3.80	%(c)	27%

$—	$14.93		(0.47)%		$29,856	0.95	%(c)	2.28	%(c)	3.91	%(c)	27%

$(0.18)	$15.95	(d)	4.45	%(d)	$16	1.25%		2.36%		1.62%		28%
—	15.45		3.00		10	1.25	(c)	2.41	(c)	0.96	(c)	2

$(0.12)	$15.84	(d)	3.69	%(d)	$11	2.00%		3.14%		0.88%		28%
—	15.40		2.67		10	2.00	(c)	3.16	(c)	0.21	(c)	2

$(0.18)	$15.95	(d)	4.45	%(d)	$54	1.25%		2.95%		2.75%		28%
—	15.45		3.00		10	1.25	(c)	2.41	(c)	0.97	(c)	2

$(0.19)	$15.98	(d)	4.66	%(d)	$11	1.10%		2.14%		1.79%		28%
—	15.46		3.07		10	1.10	(c)	2.16	(c)	1.12	(c)	2

$(0.20)	$15.99	(d)	4.72	%(d)	$22,115	1.00%		2.15%		1.90%		28%
—	15.47		3.13		20,682	1.00	(c)	2.14	(c)	1.23	(c)	2

$(1.05)	$18.73		10.88%		$197	0.94%		2.59%		2.25%		118%
(0.74)	17.96		12.66		117	0.95		2.63		2.28		92
—	16.68		11.20		50	0.95	(c)	3.24	(c)	2.56	(c)	92

$(1.02)	$18.26		10.07%		$258	1.62%		3.30%		1.49%		118%
(0.82)	17.62		11.90		184	1.64		3.26		1.40		92
—	16.56		10.40		12	1.70	(c)	4.02	(c)	2.18	(c)	92

$(0.98)	$18.72		10.87%		$220	0.93%		2.70%		2.23%		118%
(0.83)	17.88		12.74		57	0.90		2.84		2.61		92
—	16.68		11.20		38	0.95	(c)	3.37	(c)	2.63	(c)	92

$(1.08)	$18.86		11.14%		$14	0.69%		2.29%		2.45%		118%
(0.74)	18.06		13.03		13	0.70		2.38		2.78		92
—	16.71		11.40		11	0.70	(c)	3.11	(c)	3.19	(c)	92

$(1.09)	$18.85		11.19%		$16,069	0.60%		2.21%		2.59%		118%
(0.77)	18.06		13.09		14,156	0.60		2.32		2.92		92
—	16.73		11.53		14,585	0.60	(c)	2.98	(c)	3.22	(c)	92

Prospectus	369

Financial Highlights (continued)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value, End of Year
AllianzGI Global Water:
Class A
11/30/2014	$12.41	$0.07	$0.25	$0.32	$(0.03)	$12.70
11/30/2013	10.26	0.07	2.20	2.27	(0.12)	12.41
11/30/2012	8.89	0.12	1.30	1.42	(0.05)	10.26
11/30/2011	8.75	0.06	0.08	0.14	— (c)	8.89
11/30/2010	7.99	0.03	0.74	0.77	(0.01)	8.75
Class C
11/30/2014	$12.11	$(0.03)	$0.25	$0.22	$— (c)	$12.33
11/30/2013	10.02	(0.02)	2.16	2.14	(0.05)	12.11
11/30/2012	8.70	0.05	1.27	1.32	— (c)	10.02
11/30/2011	8.62	(0.01)	0.09	0.08	— (c)	8.70
11/30/2010	7.93	(0.03)	0.72	0.69	— (c)	8.62
Class D
11/30/2014	$12.38	$0.05	$0.25	$0.30	$(0.02)	$12.66
11/30/2013	10.25	0.07	2.19	2.26	(0.13)	12.38
11/30/2012	8.87	0.10	1.32	1.42	(0.04)	10.25
11/30/2011	8.73	0.04	0.10	0.14	— (c)	8.87
11/30/2010	7.98	0.03	0.73	0.76	(0.01)	8.73
Class P
11/30/2014	$12.49	$0.09	$0.27	$0.36	$(0.05)	$12.80
11/30/2013	10.30	0.09	2.21	2.30	(0.11)	12.49
11/30/2012	8.93	0.14	1.30	1.44	(0.07)	10.30
11/30/2011	8.77	0.07	0.09	0.16	— (c)	8.93
11/30/2010	7.99	0.05	0.74	0.79	(0.01)	8.77
Institutional Class
11/30/2014	$12.37	$0.11	$0.24	$0.35	$(0.11)	$12.61
11/30/2013	10.25	0.09	2.21	2.30	(0.18)	12.37
11/30/2012	8.88	0.12	1.32	1.44	(0.07)	10.25
11/30/2011	8.71	0.08	0.09	0.17	— (c)	8.88
11/30/2010	7.94	0.05	0.74	0.79	(0.02)	8.71
(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.
(c)	Less than $(0.01) per share.

370	Allianz Multi-Strategy Funds

Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

2.57%	$138,219	1.46%	1.46%	0.55%	28%
22.31	118,252	1.54	1.54	0.63	28
16.12	59,611	1.57	1.60	1.27	73
1.62	27,101	1.68	1.68	0.60	73
9.63	22,774	1.80	1.80	0.41	40

1.82%	$77,082	2.23%	2.23%	(0.26)%	28%
21.41	51,767	2.33	2.33	(0.18)	28
15.17	25,870	2.33	2.41	0.48	73
0.93	20,842	2.44	2.44	(0.15)	73
8.70	22,225	2.56	2.60	(0.37)	40

2.42%	$23,056	1.60%	1.60%	0.37%	28%
22.30	17,624	1.60	1.60	0.62	28
16.09	5,869	1.64	2.25	1.02	73
1.60	5,214	1.72	2.00	0.47	73
9.70	1,157	1.84	2.74	0.34	40

2.87%	$84,835	1.21%	1.21%	0.67%	28%
22.58	42,448	1.34	1.34	0.81	28
16.22	16,820	1.41	1.47	1.49	73
1.85	16,118	1.49	1.52	0.79	73
9.95	10,432	1.56	1.64	0.62	40

2.82%	$23,685	1.15%	1.15%	0.84%	28%
22.77	14,429	1.19	1.19	0.77	28
16.44	3,105	1.29	1.29	1.28	73
1.99	1,267	1.37	1.39	0.91	73
9.96	1,378	1.46	1.48	0.61	40

Prospectus	371

Financial Highlights (continued)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI High Yield Bond:
Class A
11/30/2014	$10.36	$0.61	$(0.36)	$0.25	$(0.67)	$(0.09)
11/30/2013	10.16	0.67	0.22	0.89	(0.68)	(0.01)
11/30/2012	9.69	0.72	0.61	1.33	(0.73)	(0.13)
11/30/2011	10.03	0.72	(0.28)	0.44	(0.78)	—
4/12/2010* - 11/30/2010	9.65	0.49	0.19	0.68	(0.30)	—
Class C
11/30/2014	$10.35	$0.54	$(0.37)	$0.17	$(0.60)	$(0.09)
11/30/2013	10.15	0.59	0.22	0.81	(0.60)	(0.01)
11/30/2012	9.68	0.64	0.62	1.26	(0.66)	(0.13)
11/30/2011	10.02	0.65	(0.29)	0.36	(0.70)	—
4/12/2010* - 11/30/2010	9.65	0.45	0.19	0.64	(0.27)	—
Class D
11/30/2014	$10.08	$0.59	$(0.37)	$0.22	$(0.66)	$(0.09)
11/30/2013	9.91	0.64	0.22	0.86	(0.68)	(0.01)
11/30/2012	9.47	0.70	0.60	1.30	(0.73)	(0.13)
11/30/2011	9.79	0.72	(0.28)	0.44	(0.76)	—
4/12/2010* - 11/30/2010	9.65	0.48	0.18	0.66	(0.52)	—
Class R
11/30/2014	$10.05	$0.54	$(0.34)	$0.20	$(0.63)	$(0.09)
11/30/2013	9.88	0.63	0.21	0.84	(0.66)	(0.01)
11/30/2012	9.45	0.67	0.60	1.27	(0.71)	(0.13)
11/30/2011	9.80	0.68	(0.28)	0.40	(0.75)	—
4/12/2010* - 11/30/2010	9.65	0.47	0.18	0.65	(0.50)	—
Class P
11/30/2014	$10.05	$0.62	$(0.35)	$0.27	$(0.70)	$(0.09)
11/30/2013	9.87	0.66	0.23	0.89	(0.70)	(0.01)
11/30/2012	9.44	0.72	0.58	1.30	(0.74)	(0.13)
11/30/2011	9.78	0.72	(0.27)	0.45	(0.79)	—
4/12/2010* - 11/30/2010	9.65	0.50	0.17	0.67	(0.54)	—
Institutional Class
11/30/2014	$10.08	$0.62	$(0.35)	$0.27	$(0.71)	$(0.09)
11/30/2013	9.90	0.68	0.22	0.90	(0.71)	(0.01)
11/30/2012	9.46	0.73	0.60	1.33	(0.76)	(0.13)
11/30/2011	9.80	0.76	(0.30)	0.46	(0.80)	—
11/30/2010	9.17	0.83	0.61	1.44	(0.81)	—
Administrative Class
11/30/2014	$10.04	$0.59	$(0.36)	$0.23	$(0.67)	$(0.09)
11/30/2013	9.87	0.65	0.22	0.87	(0.69)	(0.01)
11/30/2012	9.43	0.70	0.61	1.31	(0.74)	(0.13)
11/30/2011	9.78	0.72	(0.30)	0.42	(0.77)	—
4/12/2010* - 11/30/2010	9.65	0.49	0.17	0.66	(0.53)	—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Payments from Affiliates increased net asset value and total return by less than $0.01 and 0.01%, respectively.

372	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.76)	$9.85	(d)	2.39	%(d)	$76,274	0.94%	0.94%	5.93%	66%
(0.69)	10.36		8.98		73,920	0.91	0.91	6.49	67
(0.86)	10.16		14.34		109,668	0.89	0.90	7.21	86
(0.78)	9.69		4.29		61,339	1.05	1.05	7.19	168
(0.30)	10.03		7.07		1,296	1.11 (c)	1.47 (c)	7.70 (c)	144

$(0.69)	$9.83	(d)	1.57	%(d)	$23,249	1.68%	1.68%	5.23%	66%
(0.61)	10.35		8.14		27,525	1.70	1.70	5.68	67
(0.79)	10.15		13.54		30,692	1.68	1.68	6.43	86
(0.70)	9.68		3.53		12,443	1.82	1.87	6.56	168
(0.27)	10.02		6.73		311	1.87 (c)	2.21 (c)	7.12 (c)	144

$(0.75)	$9.55	(d)	2.17	%(d)	$36,987	1.01%	1.01%	5.90%	66%
(0.69)	10.08		8.92		108,011	1.00	1.02	6.40	67
(0.86)	9.91		14.33		43,921	0.96	1.07	7.14	86
(0.76)	9.47		4.42		20,378	1.07	1.12	7.36	168
(0.52)	9.79		7.09		169	1.11 (c)	1.47 (c)	7.84 (c)	144

$(0.72)	$9.53	(d)	1.91	%(d)	$2,823	1.43%	1.45%	5.48%	66%
(0.67)	10.05		8.72		2,851	1.15	1.32	6.24	67
(0.84)	9.88		14.05		2,111	1.15	1.25	6.95	86
(0.75)	9.45		4.02		342	1.33	1.37	7.23	168
(0.50)	9.80		6.97		11	1.36 (c)	1.63 (c)	7.74 (c)	144

$(0.79)	$9.53	(d)	2.63	%(d)	$47,385	0.71%	0.71%	6.21%	66%
(0.71)	10.05		9.27		77,649	0.74	0.74	6.64	67
(0.87)	9.87		14.48		19,497	0.74	0.79	7.39	86
(0.79)	9.44		4.57		11,096	0.88	0.88	7.49	168
(0.54)	9.78		7.22		11	0.97 (c)	1.14 (c)	8.13 (c)	144

$(0.80)	$9.55	(d)	2.59	%(d)	$163,567	0.64%	0.64%	6.27%	66%
(0.72)	10.08		9.35		139,306	0.62	0.62	6.76	67
(0.89)	9.90		14.68		121,362	0.63	0.63	7.47	86
(0.80)	9.46		4.66		70,174	0.61	0.77	7.65	168
(0.81)	9.80		16.23		93,782	0.63	0.93	8.65	144

$(0.76)	$9.51	(d)	2.27	%(d)	$34,714	0.97%	0.97%	5.93%	66%
(0.70)	10.04		9.02		32,789	0.90	0.91	6.49	67
(0.87)	9.87		14.54		27,274	0.90	1.14	8.92	86
(0.77)	9.43		4.27		11	1.03	1.03	7.25	168
(0.53)	9.78		7.12		11	1.12 (c)	1.28 (c)	7.98 (c)	144

Prospectus	373

Financial Highlights (continued)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI International Small-Cap:
Class A
11/30/2014	$42.30	$0.09	$(2.41)	$(2.32)	$(0.64)	$(3.57)
11/30/2013	31.89	0.09	10.32	10.41	— (c)	—
11/30/2012	28.31	0.16	4.06	4.22	(0.64)	—
11/30/2011	31.36	0.12	(2.56)	(2.44)	(0.61)	—
4/12/2010* - 11/30/2010	28.30	(0.01)	3.07	3.06	—	—
Class C
11/30/2014	$41.78	$(0.18)	$(2.39)	$(2.57)	$(0.31)	$(3.57)
11/30/2013	31.75	(0.17)	10.22	10.05	(0.02)	—
11/30/2012	28.01	(0.07)	4.04	3.97	(0.23)	—
11/30/2011	31.22	0.06	(2.72)	(2.66)	(0.55)	—
4/12/2010* - 11/30/2010	28.30	(0.24)	3.16	2.92	—	—
Class D
11/30/2014	$43.24	$0.16	$(2.52)	$(2.36)	$(1.16)	$(3.57)
11/30/2013	32.60	0.05	10.59	10.64	— (c)	—
11/30/2012	28.33	0.24	4.03	4.27	— (c)	—
11/30/2011	31.37	0.07	(2.53)	(2.46)	(0.58)	—
4/12/2010* - 11/30/2010	28.30	0.04	3.03	3.07	—	—
Class R
11/30/2014	$42.23	$0.07	$(2.47)	$(2.40)	$(0.96)	$(3.57)
11/30/2013	32.25	0.02	10.32	10.34	(0.36)	—
11/30/2012	28.27	0.08	4.10	4.18	(0.20)	—
11/30/2011	31.32	0.16	(2.70)	(2.54)	(0.51)	—
4/12/2010* - 11/30/2010	28.30	0.05	2.97	3.02	—	—
Class P
11/30/2014	$41.97	$0.16	$(2.41)	$(2.25)	$(0.50)	$(3.57)
11/30/2013	31.92	0.16	10.24	10.40	(0.35)	—
11/30/2012	27.86	0.20	4.05	4.25	(0.19)	—
11/30/2011	30.35	0.30	(2.67)	(2.37)	(0.12)	—
11/30/2010	25.86	0.20	4.45	4.65	(0.16)	—
Institutional Class
11/30/2014	$42.94	$0.21	$(2.49)	$(2.28)	$(0.41)	$(3.57)
11/30/2013	32.60	0.17	10.48	10.65	(0.31)	—
11/30/2012	28.58	0.24	4.15	4.39	(0.37)	—
11/30/2011	31.45	0.37	(2.74)	(2.37)	(0.50)	—
11/30/2010	26.91	0.24	4.94	5.18	(0.64)	—
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Less than $(0.01) per share.
(d)	Annualized.

374	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(4.21)	$35.77	(5.84)%	$5,290	1.45%	1.76%	0.23%		77%
— (c)	42.30	32.64	4,569	1.45	1.83	0.23		92
(0.64)	31.89	15.13	2,773	1.50	1.76	0.53		117
(0.61)	28.31	(8.03)	4,103	1.60	1.83	0.40		66
—	31.36	10.81	97	1.66 (d)	1.70 (d)	(0.07	)(d)	57

$(3.88)	$35.33	(6.52)%	$1,135	2.19%	2.45%	(0.47)%		77%
(0.02)	41.78	31.67	702	2.20	2.43	(0.46)		92
(0.23)	31.75	14.26	531	2.26	2.37	(0.24)		117
(0.55)	28.01	(8.75)	455	2.34	2.86	0.19		66
—	31.22	10.32	176	2.44 (d)	2.48 (d)	(1.23	)(d)	57

$(4.73)	$36.15	(5.83)%	$1,453	1.45%	1.71%	0.41%		77%
— (c)	43.24	32.65	339	1.45	1.73	0.13		92
— (c)	32.60	15.07	112	1.56	5.66	0.77		117
(0.58)	28.33	(8.08)	1,440	1.61	2.83	0.22		66
—	31.37	10.85	38	1.66 (d)	1.83 (d)	0.22	(d)	57

$(4.53)	$35.30	(6.06)%	$73	1.70%	2.10%	0.19%		77%
(0.36)	42.23	32.29	27	1.70	1.96	0.05		92
(0.20)	32.25	14.86	12	1.74	1.90	0.26		117
(0.51)	28.27	(8.32)	10	1.82	1.84	0.51		66
—	31.32	10.67	11	1.91 (d)	2.35 (d)	0.27	(d)	57

$(4.07)	$35.65	(5.68)%	$27,882	1.29%	1.54%	0.41%		77%
(0.35)	41.97	32.86	33,574	1.30	1.52	0.45		92
(0.19)	31.92	15.32	28,996	1.31	1.52	0.68		117
(0.12)	27.86	(7.86)	34,772	1.32	1.47	0.95		66
(0.16)	30.35	18.12	46,636	1.37	1.77	0.74		57

$(3.98)	$36.68	(5.61)%	$55,743	1.21%	1.46%	0.53%		77%
(0.31)	42.94	32.96	71,875	1.21	1.44	0.46		92
(0.37)	32.60	15.50	88,301	1.20	1.38	0.80		117
(0.50)	28.58	(7.74)	84,026	1.20	1.34	1.14		66
(0.64)	31.45	18.22	89,186	1.23	1.70	0.86		57

Prospectus	375

Financial Highlights (continued)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Micro Cap:
Class A
11/30/2014	$16.06	$(0.21)	$— (c)	$(0.21)	$—	$(0.97)
11/30/2013	11.62	(0.20)	5.57	5.37	—	(0.93)
12/19/2011* - 11/30/2012	9.84	(0.07)	1.85	1.78	—	—
Class P
11/30/2014	$16.08	$(0.19)	$— (c)	$(0.19)	$—	$(0.97)
11/30/2013	11.61	(0.17)	5.57	5.40	—	(0.93)
11/30/2012	12.20	(0.10)	1.47	1.37	—	(1.96)
12/27/2010* - 11/30/2011	14.20	(0.15)	(1.64)	(1.79)	—	(0.21)
Institutional Class
11/30/2014	$16.15	$(0.19)	$— (c)	$(0.19)	$—	$(0.97)
11/30/2013	11.65	(0.15)	5.58	5.43	—	(0.93)
11/30/2012	12.22	(0.10)	1.49	1.39	—	(1.96)
11/30/2011	13.80	(0.17)	(0.16)	(0.33)	—	(1.25)
11/30/2010	10.44	(0.15)	3.51	3.36	—	—
AllianzGI Multi-Asset Real Return:
Class A
11/30/2014	$15.34	$0.14	$(0.26)	$(0.12)	$(0.23)	$(0.08)
12/17/2012* - 11/30/2013	15.00	0.12	0.22	0.34	—	—
Class C
11/30/2014	$15.24	$0.03	$(0.25)	$(0.22)	$(0.20)	$(0.08)
12/17/2012* - 11/30/2013	15.00	(0.03)	0.27	0.24	—	—
Class D
11/30/2014	$15.34	$0.14	$(0.25)	$(0.11)	$(0.21)	$(0.08)
12/17/2012* - 11/30/2013	15.00	0.14	0.20	0.34	—	—
Class P
11/30/2014	$15.36	$0.18	$(0.27)	$(0.09)	$(0.23)	$(0.08)
12/17/2012* - 11/30/2013	15.00	0.16	0.20	0.36	—	—
Institutional Class
11/30/2014	$15.37	$0.19	$(0.26)	$(0.07)	$(0.25)	$(0.08)
12/17/2012* - 11/30/2013	15.00	0.18	0.19	0.37	—	—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Less than $0.01 per share.
(d)	Annualized.
(e)	Does not include expenses of the investment companies in which the Fund invests.

376	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.97)	$14.88	(1.11)%	$4,684	1.66%		2.10%		(1.40)%		48%
(0.93)	16.06	50.11	1,065	1.80		2.07		(1.45)		63
—	11.62	18.09	135	1.82	(d)	2.18	(d)	(0.62	)(d)	62

$(0.97)	$14.92	(0.98)%	$1,550	1.52%		1.81%		(1.21)%		48%
(0.93)	16.08	50.42	2,192	1.63		1.90		(1.25)		63
(1.96)	11.61	13.90	332	1.65		1.99		(0.85)		62
(0.21)	12.20	(12.43)	426	1.65	(d)	1.85	(d)	(1.35	)(d)	74

$(0.97)	$14.99	(0.97)%	$33,513	1.54%		1.80%		(1.25)%		48%
(0.93)	16.15	50.51	41,713	1.54		2.01		(1.10)		63
(1.96)	11.65	14.09	27,343	1.54		1.84		(0.90)		62
(1.25)	12.22	(2.88)	46,514	1.54		1.65		(1.24)		74
—	13.80	32.18	57,591	1.57		1.64		(1.25)		112

$(0.31)	$14.91	(0.81)%	$143	0.85	%(e)	4.61	%(e)	0.90	%(e)	41%
—	15.34	2.27	45	0.86	(d)(e)	8.42	(d)(e)	0.83	(d)(e)	46

$(0.28)	$14.74	(1.50)%	$114	1.60	%(e)	5.46	%(e)	0.21	%(e)	41%
—	15.24	1.60	81	1.60	(d)(e)	9.55	(d)(e)	(0.17	)(d)(e)	46

$(0.29)	$14.94	(0.79)%	$23	0.85	%(e)	60.76	%(e)	0.88	%(e)	41%
—	15.34	2.27	10	0.86	(d)(e)	19.52	(d)(e)	0.96	(d)(e)	46

$(0.31)	$14.96	(0.64)%	$10	0.70	%(e)	4.50	%(e)	1.14	%(e)	41%
—	15.36	2.40	10	0.71	(d)(e)	7.75	(d)(e)	1.11	(d)(e)	46

$(0.33)	$14.97	(0.50)%	$6,034	0.60	%(e)	4.48	%(e)	1.22	%(e)	41%
—	15.37	2.47	5,155	0.61	(d)(e)	7.74	(d)(e)	1.21	(d)(e)	46

Prospectus	377

Financial Highlights (continued)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI NFJ Emerging Markets Value:
Class A
11/30/2014	$15.42	$0.37	$0.08	$0.45	$(0.42)
12/18/2012* - 11/30/2013	15.00	0.35	0.27	0.62	(0.20)
Class C
11/30/2014	$15.35	$0.28	$0.05	$0.33	$(0.28)
12/18/2012* - 11/30/2013	15.00	0.14	0.36	0.50	(0.15)
Class D
11/30/2014	$15.45	$0.42	$0.03	$0.45	$(0.35)
12/18/2012* - 11/30/2013	15.00	0.25	0.36	0.61	(0.16)
Class P
11/30/2014	$15.45	$0.43	$0.05	$0.48	$(0.37)
12/18/2012* - 11/30/2013	15.00	0.36	0.27	0.63	(0.18)
Institutional Class
11/30/2014	$15.46	$0.46	$0.03	$0.49	$(0.38)
12/18/2012* - 11/30/2013	15.00	0.39	0.26	0.65	(0.19)
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.

378	Allianz Multi-Strategy Funds

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$15.45	2.94%	$110	1.55%		4.86%		2.33%		85%
15.42	4.14	19	1.55	(c)	17.07	(c)	2.41	(c)	67

$15.40	2.19%	$73	2.30%		5.60%		1.82%		85%
15.35	3.40	25	2.30	(c)	19.41	(c)	1.00	(c)	67

$15.55	2.95%	$1,492	1.55%		5.76%		2.68%		85%
15.45	4.10	1,086	1.55	(c)	8.48	(c)	1.75	(c)	67

$15.56	3.13%	$11	1.39%		4.64%		2.77%		85%
15.45	4.25	11	1.41	(c)	7.72	(c)	2.49	(c)	67

$15.57	3.18%	$7,889	1.30%		4.63%		2.96%		85%
15.46	4.38	6,470	1.30	(c)	7.78	(c)	2.70	(c)	67

Prospectus	379

Financial Highlights (continued)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Global Dividend Value:
Class A
11/30/2014	$22.08	$0.61	$0.30	$0.91	$(0.55)	$(1.04)
11/30/2013	18.27	0.54	3.75	4.29	(0.44)	(0.04)
11/30/2012	17.35	0.56	1.10	1.66	(0.40)	(0.34)
11/30/2011	17.91	0.55	(0.19)	0.36	(0.64)	(0.28)
11/30/2010	18.16	0.43	0.38	0.81	(0.71)	(0.35)
Class C
11/30/2014	$21.82	$0.43	$0.31	$0.74	$(0.39)	$(1.04)
11/30/2013	18.05	0.37	3.72	4.09	(0.28)	(0.04)
11/30/2012	17.19	0.42	1.07	1.49	(0.29)	(0.34)
11/30/2011	17.76	0.43	(0.20)	0.23	(0.52)	(0.28)
11/30/2010	18.12	0.28	0.41	0.69	(0.70)	(0.35)
Class D
11/30/2014	$22.30	$0.55	$0.36	$0.91	$(0.56)	$(1.04)
11/30/2013	18.44	0.52	3.80	4.32	(0.42)	(0.04)
11/30/2012	17.38	0.60	1.05	1.65	(0.25)	(0.34)
11/30/2011	17.86	0.61	(0.23)	0.38	(0.58)	(0.28)
11/30/2010	18.17	0.43	0.37	0.80	(0.76)	(0.35)
Class P
11/30/2014	$22.21	$0.65	$0.30	$0.95	$(0.59)	$(1.04)
11/30/2013	18.36	0.57	3.78	4.35	(0.46)	(0.04)
11/30/2012	17.45	0.60	1.10	1.70	(0.45)	(0.34)
11/30/2011	17.82	0.42	(0.02)	0.40	(0.49)	(0.28)
11/30/2010	18.17	0.46	0.38	0.84	(0.84)	(0.35)
Institutional Class
11/30/2014	$21.98	$0.66	$0.30	$0.96	$(0.60)	$(1.04)
11/30/2013	18.18	0.60	3.73	4.33	(0.49)	(0.04)
11/30/2012	17.29	0.60	1.09	1.69	(0.46)	(0.34)
11/30/2011	17.83	0.64	(0.21)	0.43	(0.69)	(0.28)
11/30/2010	18.17	0.41	0.46	0.87	(0.86)	(0.35)
(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.

380	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Year	Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(1.59)	$21.40	4.32%	$11,999	1.20%	1.46%	2.82%	49%
(0.48)	22.08	23.80	10,705	1.21	1.51	2.68	43
(0.74)	18.27	9.98	7,355	1.32	1.71	3.13	41
(0.92)	17.35	1.85	6,821	1.50	1.92	3.01	66
(1.06)	17.91	4.71	1,469	1.50	4.55	2.41	40

$(1.43)	$21.13	3.52%	$5,587	1.99%	2.22%	2.03%	49%
(0.32)	21.82	22.88	5,720	2.00	2.27	1.83	43
(0.63)	18.05	9.03	3,948	2.07	2.46	2.34	41
(0.80)	17.19	1.12	3,020	2.25	2.71	2.39	66
(1.05)	17.76	3.99	1,210	2.25	5.11	1.57	40

$(1.60)	$21.61	4.25%	$3,896	1.28%	1.47%	2.55%	49%
(0.46)	22.30	23.72	753	1.31	1.55	2.53	43
(0.59)	18.44	9.83	480	1.38	3.04	3.31	41
(0.86)	17.38	1.91	558	1.50	3.74	3.27	66
(1.11)	17.86	4.68	203	1.50	4.53	2.44	40

$(1.63)	$21.53	4.48%	$1,811	1.04%	1.28%	2.99%	49%
(0.50)	22.21	24.06	1,685	1.05	1.32	2.77	43
(0.79)	18.36	10.11	1,089	1.12	1.51	3.32	41
(0.77)	17.45	2.13	718	1.30	1.99	2.41	66
(1.19)	17.82	4.90	13	1.30	4.45	2.63	40

$(1.64)	$21.30	4.58%	$42,981	0.95%	1.18%	3.08%	49%
(0.53)	21.98	24.16	51,318	0.96	1.21	2.96	43
(0.80)	18.18	10.19	39,215	1.02	1.40	3.38	41
(0.97)	17.29	2.21	20,556	1.20	1.68	3.51	66
(1.21)	17.83	5.07	15,211	1.20	3.40	2.32	40

Prospectus	381

Financial Highlights (continued)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ International Small-Cap Value:
Class A
11/30/2014	$21.06	$0.39	$0.62	$1.01	$(0.26)	$(0.44)
11/30/2013	17.10	0.35	4.03	4.38	(0.33)	(0.09)
6/1/2012* - 11/30/2012*	15.00	0.07	2.03	2.10	—	—
Class C
11/30/2014	$21.04	$0.23	$0.63	$0.86	$(0.35)	$(0.44)
11/30/2013	17.04	0.16	4.09	4.25	(0.16)	(0.09)
6/1/2012* - 11/30/2012*	15.00	0.09	1.95	2.04	—	—
Class D
11/30/2014	$21.04	$0.38	$0.63	$1.01	$(0.17)	$(0.44)
11/30/2013	17.11	0.42	3.95	4.37	(0.35)	(0.09)
6/1/2012* - 11/30/2012*	15.00	0.13	1.98	2.11	—	—
Class P
11/30/2014	$21.27	$0.44	$0.62	$1.06	$(0.19)	$(0.44)
11/30/2013	17.11	0.39	4.05	4.44	(0.19)	(0.09)
6/1/2012* - 11/30/2012*	15.00	0.16	1.95	2.11	—	—
Institutional Class
11/30/2014	$21.28	$0.45	$0.63	$1.08	$(0.33)	$(0.44)
11/30/2013	17.12	0.43	4.03	4.46	(0.21)	(0.09)
6/1/2012* - 11/30/2012*	15.00	0.17	1.95	2.12	—	—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.

382	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.70)	$21.37	4.98%	$2,736	1.45%		2.64%		1.80%		76%
(0.42)	21.06	26.08	2,272	1.45		4.81		1.81		50
—	17.10	14.00	1,049	1.45	(c)	4.22	(c)	0.82	(c)	19

$(0.79)	$21.11	4.24%	$1,340	2.20%		3.40%		1.07%		76%
(0.25)	21.04	25.20	521	2.20		5.66		0.80		50
—	17.04	13.60	11	2.20	(c)	9.92	(c)	1.08	(c)	19

$(0.61)	$21.44	4.98%	$1,388	1.45%		3.47%		1.74%		76%
(0.44)	21.04	26.03	951	1.45		6.56		2.17		50
—	17.11	14.07	84	1.45	(c)	7.85	(c)	1.59	(c)	19

$(0.63)	$21.70	5.17%	$39	1.30%		2.39%		1.98%		76%
(0.28)	21.27	26.28	14	1.31		4.63		2.04		50
—	17.11	14.07	12	1.30	(c)	8.92	(c)	1.98	(c)	19

$(0.77)	$21.59	5.27%	$13,979	1.20%		2.31%		2.03%		76%
(0.30)	21.28	26.40	11,873	1.21		4.66		2.22		50
—	17.12	14.13	3,551	1.20	(c)	8.90	(c)	2.08	(c)	19

Prospectus	383

Financial Highlights (continued)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ International Value II:
Class A
11/30/2014	$19.17	$0.47	$(0.44)	$0.03	$(0.56)	$(0.65)
11/30/2013	16.36	0.34	2.71	3.05	(0.22)	(0.02)
12/1/2011* - 11/30/2012	15.00	0.29	1.33	1.62	(0.26)	—
Class C
11/30/2014	$19.04	$0.32	$(0.43)	$(0.11)	$(0.46)	$(0.65)
11/30/2013	16.32	0.18	2.73	2.91	(0.17)	(0.02)
12/1/2011* - 11/30/2012	15.00	0.22	1.28	1.50	(0.18)	—
Class D
11/30/2014	$19.20	$0.51	$(0.49)	$0.02	$(0.56)	$(0.65)
11/30/2013	16.36	0.33	2.73	3.06	(0.20)	(0.02)
12/1/2011* - 11/30/2012	15.00	0.34	1.28	1.62	(0.26)	—
Class P
11/30/2014	$19.24	$0.38	$(0.32)	$0.06	$(0.66)	$(0.65)
11/30/2013	16.38	0.36	2.73	3.09	(0.21)	(0.02)
12/1/2011* - 11/30/2012	15.00	0.38	1.28	1.66	(0.28)	—
Institutional Class
11/30/2014	$19.26	$0.57	$(0.50)	$0.07	$(0.65)	$(0.65)
11/30/2013	16.38	0.36	2.76	3.12	(0.22)	(0.02)
12/1/2011* - 11/30/2012	15.00	0.39	1.29	1.68	(0.30)	—
AllianzGI Short Duration High Income:
Class A
11/30/2014	$15.92	$0.64	$(0.23)	$0.41	$(0.74)	$—
11/30/2013	15.97	0.63	0.09	0.72	(0.76)	(0.01)
11/30/2012	15.32	0.64	0.68	1.32	(0.67)	—
10/3/2011* - 11/30/2011	15.00	0.12	0.25	0.37	(0.05)	—
Class C
11/30/2014	$15.89	$0.60	$(0.23)	$0.37	$(0.70)	$—
11/30/2013	15.94	0.59	0.09	0.68	(0.72)	(0.01)
11/30/2012	15.31	0.58	0.64	1.22	(0.59)	—
10/3/2011* - 11/30/2011	15.00	0.10	0.25	0.35	(0.04)	—
Class D
11/30/2014	$15.92	$0.64	$(0.23)	$0.41	$(0.74)	$—
11/30/2013	15.97	0.63	0.09	0.72	(0.76)	(0.01)
11/30/2012	15.32	0.65	0.67	1.32	(0.67)	—
10/3/2011* - 11/30/2011	15.00	0.12	0.25	0.37	(0.05)	—
Class P
11/30/2014	$15.92	$0.66	$(0.23)	$0.43	$(0.77)	$—
11/30/2013	15.96	0.66	0.10	0.76	(0.79)	(0.01)
11/30/2012	15.32	0.66	0.68	1.34	(0.70)	—
10/3/2011* - 11/30/2011	15.00	0.10	0.28	0.38	(0.06)	—
Institutional Class
11/30/2014	$15.94	$0.68	$(0.24)	$0.44	$(0.78)	$—
11/30/2013	15.99	0.67	0.09	0.76	(0.80)	(0.01)
11/30/2012	15.32	0.70	0.67	1.37	(0.70)	—
10/3/2011* - 11/30/2011	15.00	0.11	0.27	0.38	(0.06)	—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.

384	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(1.21)	$17.99	0.25%	$167	1.20%		2.46%		2.53%		34%
(0.24)	19.17	18.89	75	1.23		7.16		1.93		20
(0.26)	16.36	10.99	49	1.30	(c)	10.98	(c)	1.89	(c)	22

$(1.11)	$17.82	(0.53)%	$79	1.95%		3.23%		1.76%		34%
(0.19)	19.04	18.02	47	1.97		8.26		1.02		20
(0.18)	16.32	10.17	11	2.05	(c)	10.82	(c)	1.45	(c)	22

$(1.21)	$18.01	0.20%	$14	1.20%		2.45%		2.72%		34%
(0.22)	19.20	18.93	13	1.23		7.04		1.87		20
(0.26)	16.36	10.97	11	1.30	(c)	10.07	(c)	2.20	(c)	22

$(1.31)	$17.99	0.40%	$118	1.01%		2.11%		2.08%		34%
(0.23)	19.24	19.10	13	1.05		6.87		2.05		20
(0.28)	16.38	11.28	11	1.05	(c)	9.92	(c)	2.45	(c)	22

$(1.30)	$18.03	0.45%	$38,983	0.95%		1.78%		3.05%		34%
(0.24)	19.26	19.25	4,170	0.95		6.77		2.06		20
(0.30)	16.38	11.36	4,396	0.95	(c)	9.93	(c)	2.50	(c)	22

$(0.74)	$15.59	2.60%	$163,070	0.85%		0.88%		4.01%		94%
(0.77)	15.92	4.60	168,536	0.85		0.90		3.98		63
(0.67)	15.97	8.78	80,995	0.89		1.09		4.09		51
(0.05)	15.32	2.50	532	0.95	(c)	2.99	(c)	4.97	(c)	10

$(0.70)	$15.56	2.38%	$89,801	1.10%		1.13%		3.78%		94%
(0.73)	15.89	4.36	63,680	1.10		1.16		3.74		63
(0.59)	15.94	8.18	28,567	1.29		1.50		3.73		51
(0.04)	15.31	2.36	1,245	1.70	(c)	3.72	(c)	4.26	(c)	10

$(0.74)	$15.59	2.62%	$35,821	0.85%		0.97%		4.05%		94%
(0.77)	15.92	4.61	18,902	0.85		1.08		3.99		63
(0.67)	15.97	8.78	10,018	0.90		1.18		4.16		51
(0.05)	15.32	2.50	65	0.95	(c)	2.88	(c)	4.95	(c)	10

$(0.77)	$15.58	2.74%	$248,345	0.70%		0.70%		4.20%		94%
(0.80)	15.92	4.83	121,747	0.70		0.71		4.14		63
(0.70)	15.96	8.91	52,932	0.70		0.92		4.24		51
(0.06)	15.32	2.50	10	0.70	(c)	2.84	(c)	4.22	(c)	10

$(0.78)	$15.60	2.81%	$225,643	0.60%		0.60%		4.28%		94%
(0.81)	15.94	4.87	179,676	0.61		0.61		4.23		63
(0.70)	15.99	9.13	38,247	0.60		0.89		4.48		51
(0.06)	15.32	2.52	8,055	0.60	(c)	2.72	(c)	4.58	(c)	10

Prospectus	385

Financial Highlights (continued)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Structured Return:
Class A
11/30/2014	$15.87	$(0.12)	$0.65	$0.53	$—	$(0.76)
12/3/2012* - 11/30/2013	15.00	(0.28)	1.15	0.87	—	—
Class C
11/30/2014	$15.73	$(0.25)	$0.67	$0.42	$—	$(0.76)
12/3/2012* - 11/30/2013	15.00	(0.39)	1.12	0.73	—	—
Class D
11/30/2014	$15.89	$(0.11)	$0.64	$0.53	$—	$(0.76)
12/3/2012* - 11/30/2013	15.00	(0.28)	1.17	0.89	—	—
Class P
11/30/2014	$15.89	$(0.15)	$0.71	$0.56	$—	$(0.76)
12/3/2012* - 11/30/2013	15.00	(0.26)	1.15	0.89	—	—
Institutional Class
11/30/2014	$15.90	$(0.08)	$0.66	$0.58	$—	$(0.76)
12/3/2012* - 11/30/2013	15.00	(0.24)	1.14	0.90	—	—
AllianzGI Ultra Micro Cap:
Class A
11/30/2014	$24.34	$(0.44)	$(0.04)	$(0.48)	$—	$(0.11)
11/30/2013	15.53	(0.29)	9.11	8.82	—	(0.01)
12/19/2011* - 11/30/2012	12.82	(0.14)	2.85	2.71	—	—
Class P
11/30/2014	$24.40	$(0.39)	$(0.04)	$(0.43)	$—	$(0.11)
11/30/2013	15.54	(0.24)	9.11	8.87	—	(0.01)
11/30/2012	13.26	(0.20)	2.71	2.51	—	(0.23)
12/27/2010* - 11/30/2011	13.80	(0.29)	(0.22)	(0.51)	—	(0.03)
Institutional Class
11/30/2014	$24.49	$(0.40)	$(0.05)	$(0.45)	$—	$(0.11)
11/30/2013	15.59	(0.26)	9.17	8.91	—	(0.01)
11/30/2012	13.29	(0.19)	2.72	2.53	—	(0.23)
11/30/2011	13.25	(0.29)	1.08	0.79	—	(0.75)
11/30/2010	8.93	(0.22)	4.54	4.32	—	—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.

386	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.76)	$15.64	3.52%	$2,551	1.52%	4.22%	(0.75)%		229%
—	15.87	5.80	517	1.90 (c)	7.34 (c)	(1.86	)(c)	N/A

$(0.76)	$15.39	2.82%	$138	2.31%	4.74%	(1.64)%		229%
—	15.73	4.87	74	2.65 (c)	6.91 (c)	(2.60	)(c)	N/A

$(0.76)	$15.66	3.52%	$5,735	1.45%	5.05%	(0.72)%		229%
—	15.89	5.93	1,416	1.90 (c)	6.29 (c)	(1.85	)(c)	N/A

$(0.76)	$15.69	3.72%	$37	1.50%	3.73%	(1.00)%		229%
—	15.89	5.93	61	1.75 (c)	5.97 (c)	(1.69	)(c)	N/A

$(0.76)	$15.72	3.84%	$15,142	1.28%	3.65%	(0.54)%		229%
—	15.90	6.00	7,978	1.65 (c)	5.64 (c)	(1.60	)(c)	N/A

$(0.11)	$23.75	(1.98)%	$53,192	2.16%	2.16%	(1.81)%		66%
(0.01)	24.34	56.82	61,525	2.20	2.30	(1.41)		59
—	15.53	21.14	6,862	2.36 (c)	3.36 (c)	(0.96	)(c)	114

$(0.11)	$23.86	(1.77)%	$10,561	1.94%	1.94%	(1.67)%		66%
(0.01)	24.40	57.10	858	2.01	2.07	(1.19)		59
(0.23)	15.54	19.26	252	2.18	3.08	(1.38)		114
(0.03)	13.26	(3.64)	230	2.41 (c)	3.48 (c)	(2.23	)(c)	101

$(0.11)	$23.93	(1.84)%	$49,525	2.00%	2.00%	(1.65)%		66%
(0.01)	24.49	57.18	62,641	2.00	2.00	(1.24)		59
(0.23)	15.59	19.37	9,296	2.08	3.15	(1.32)		114
(0.75)	13.29	6.04	9,757	2.24	3.53	(2.06)		101
—	13.25	48.38	4,629	2.29	5.40	(1.99)		123

Prospectus	387

Financial Highlights (continued)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI U.S. Equity Hedged:
Class A
11/30/2014	$17.26	$0.12		$1.45	$1.57	$(0.15)	$(0.94)
12/3/2012* - 11/30/2013	15.00	0.12		2.14	2.26	—	—
Class C
11/30/2014	$17.14	$(0.01)		$1.44	$1.43	$(0.18)	$(0.94)
12/3/2012* - 11/30/2013	15.00	—	(d)	2.14	2.14	—	—
Class D
11/30/2014	$17.26	$0.12		$1.47	$1.59	$(0.08)	$(0.94)
12/3/2012* - 11/30/2013	15.00	0.12		2.14	2.26	—	—
Class P
11/30/2014	$17.29	$0.15		$1.47	$1.62	$(0.07)	$(0.94)
12/3/2012* - 11/30/2013	15.00	0.15		2.14	2.29	—	—
Institutional Class
11/30/2014	$17.31	$0.17		$1.46	$1.63	$(0.11)	$(0.94)
12/3/2012* - 11/30/2013	15.00	0.17		2.14	2.31	—	—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.
(e)	Payments from Affiliates increased net asset value and total return by less than $0.01 and 0.01%, respectively.

388	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(1.09)	$17.74	(e)	9.57	%(e)	$1,491	1.25%		3.70%		0.70%		5%
—	17.26		15.07		1,416	1.25	(c)	9.81	(c)	0.74	(c)	6

$(1.12)	$17.45	(e)	8.78	%(e)	$180	2.00%		4.48%		(0.05)%		5%
—	17.14		14.27		122	2.00	(c)	11.10	(c)	(0.01	)(c)	6

$(1.02)	$17.83	(e)	9.59	%(e)	$1,191	1.25%		8.43%		0.72%		5%
—	17.26		15.07		265	1.25	(c)	9.77	(c)	0.76	(c)	6

$(1.01)	$17.90	(e)	9.77	%(e)	$13	1.10%		3.38%		0.85%		5%
—	17.29		15.27		12	1.11	(c)	8.71	(c)	0.96	(c)	6

$(1.05)	$17.89	(e)	9.87	%(e)	$12,678	1.00%		3.04%		1.00%		5%
—	17.31		15.40		5,395	1.00	(c)	8.82	(c)	1.05	(c)	6

Prospectus	389

Financial Highlights (continued)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period
AllianzGI U.S. Small-Cap Growth:
Class A
11/30/2014	$19.09	$(0.19)	$0.36	$0.17	$(1.81)	$17.45
11/30/2013	13.25	(0.15)	6.27	6.12	(0.28)	19.09
11/30/2012	13.34	(0.08)	0.98	0.90	(0.99)	13.25
12/20/2010* - 11/30/2011	13.77	(0.11)	(0.32)	(0.43)	—	13.34
Class C
11/30/2014	$18.68	$(0.31)	$0.34	$0.03	$(1.81)	$16.90
11/30/2013	13.07	(0.25)	6.14	5.89	(0.28)	18.68
11/30/2012	13.25	(0.18)	0.99	0.81	(0.99)	13.07
12/20/2010* - 11/30/2011	13.77	(0.22)	(0.30)	(0.52)	—	13.25
Class D
11/30/2014	$19.11	$(0.18)	$0.35	$0.17	$(1.81)	$17.47
11/30/2013	13.25	(0.11)	6.25	6.14	(0.28)	19.11
11/30/2012	13.34	(0.09)	0.99	0.90	(0.99)	13.25
12/20/2010* - 11/30/2011	13.77	(0.11)	(0.32)	(0.43)	—	13.34
Class R
11/30/2014	$18.98	$(0.22)	$0.34	$0.12	$(1.81)	$17.29
11/30/2013	13.19	(0.17)	6.24	6.07	(0.28)	18.98
11/30/2012	13.31	(0.11)	0.98	0.87	(0.99)	13.19
12/20/2010* - 11/30/2011	13.77	(0.15)	(0.31)	(0.46)	—	13.31
Class P
11/30/2014	$19.25	$(0.15)	$0.35	$0.20	$(1.81)	$17.64
11/30/2013	13.32	(0.11)	6.32	6.21	(0.28)	19.25
11/30/2012	13.37	(0.04)	0.98	0.94	(0.99)	13.32
12/20/2010* - 11/30/2011	13.77	(0.09)	(0.31)	(0.40)	—	13.37
Institutional Class
11/30/2014	$19.30	$(0.14)	$0.36	$0.22	$(1.81)	$17.71
11/30/2013	13.35	(0.08)	6.31	6.23	(0.28)	19.30
11/30/2012	13.39	(0.04)	0.99	0.95	(0.99)	13.35
11/30/2011	12.84	(0.07)	0.62	0.55	—	13.39
11/30/2010	10.05	(0.06)	2.85	2.79	—	12.84
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.

390	Allianz Multi-Strategy Funds

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

1.31%	$3,277	1.44%	1.89%	(1.05)%		69%
47.16	4,971	1.50	1.91	(0.90)		81
7.67	1,359	1.50	2.45	(0.59)		92
(3.12)	837	1.50 (c)	2.70 (c)	(0.92	)(c)	111

0.53%	$661	2.20%	2.69%	(1.81)%		69%
46.03	606	2.21	2.73	(1.57)		81
6.99	228	2.22	3.16	(1.35)		92
(3.78)	134	2.25 (c)	3.04 (c)	(1.60	)(c)	111

1.31%	$117	1.42%	1.92%	(1.01)%		69%
47.32	68	1.44	2.00	(0.71)		81
7.67	57	1.49	2.36	(0.65)		92
(3.12)	27	1.50 (c)	2.31 (c)	(0.86	)(c)	111

1.03%	$29	1.66%	2.20%	(1.26)%		69%
46.99	26	1.67	2.16	(1.03)		81
7.44	10	1.70	2.60	(0.84)		92
(3.34)	10	1.75 (c)	2.50 (c)	(1.14	)(c)	111

1.47%	$214	1.25%	1.76%	(0.84)%		69%
47.60	110	1.25	1.74	(0.69)		81
7.97	19	1.25	2.25	(0.27)		92
(2.90)	15	1.25 (c)	2.13 (c)	(0.65	)(c)	111

1.57%	$33,231	1.16%	1.66%	(0.76)%		69%
47.64	29,116	1.16	1.69	(0.48)		81
8.05	20,140	1.15	2.09	(0.29)		92
4.28	20,862	1.15	1.99	(0.53)		111
27.76	20,079	1.19	1.71	(0.57)		168

Prospectus	391

Additional Performance Information

As noted in the Fund Summaries above, this section contains additional information regarding the calculation of each Fund’s performance and the presentation of such performance (for certain recently-established Funds, once such performance becomes available). The Average Annual Total Returns Table in each Fund’s Fund Summary compares the Fund’s returns with those of at least one broad-based market index as well as a performance average of similar mutual funds as grouped by Lipper. The sub-sections below titled “Index Descriptions” and “Lipper Average Descriptions” describe the market indices and Lipper Inc. (“Lipper”) Averages that are used (or will be used) in each Fund Summary. The sub-section below titled “Share Class Performance” describes the calculation of each Fund’s class-by-class performance.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Index Descriptions.	The Alternative Global Macro Funds Average is a total return performance average of funds tracked by Lipper, Inc., that, by prospectus language, invest around the world using economic theory to justify the decision-making process. The strategy is typically based on forecasts and analysis about interest rate trends, the general flow of funds, political changes, government policies, intergovernmental relations, and other broad systemic factors. These funds generally trade a wide range of markets and geographic regions, employing a broad range of trading ideas and instruments. It does not take into account sales charges.

The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. It is generally considered to be representative of the domestic, investment-grade, fixed-rate, taxable bond market. It is not possible to invest directly in the index.

The Barclays U.S. Government Inflation-Linked Bond Index measures the performance of the US Treasury Inflation Protected Securities (“TIPS”) market. The index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500m or more.

Each of the Real Return Target 2015, Real Return Target 2020, Real Return Target 2025, Real Return Target 2030, Real Return Target 2035, Real Return Target 2040, Real Return Target 2045, Real Return Target 2050, Real Return Target 40+ and Real Return Target Today Indices (for purposes of this paragraph, the “New Primary Indices”) is a composite of other indexes. The sub-indexes represent traditional stocks and bonds in addition to real return assets such as inflation-linked bonds, commodities and real estate securities that are considered to potentially counterbalance inflation. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an index. Each of the New Primary Indices is calculated using the methodology of, and is maintained by, S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC). The New Primary Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the New Primary Indices. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Allianz Global Investors GmbH.

The BofA Merrill Lynch 3-Month U.S. T-Bill Index tracks the performance of the 3-month U.S. Treasury Market.

The BofA Merrill Lynch 1-3 Year BB U.S. Cash Pay High Yield Index is a subset of The BofA Merrill Lynch U.S. Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. The BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market.

The BofA Merrill Lynch All Convertibles Index is an unmanaged index market comprised of convertible bonds and preferred securities. It is not possible to invest directly in an index.

The BofA Merrill Lynch High Yield Master II Index is an unmanaged index consisting of U.S. dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not in default. It is not possible to invest directly in an index.

The Dow Jones Sustainability World Total Return Index tracks the performance of the top 10% of the 2500 largest companies in the S&P Global Broad Market Index that are the world’s sustainability leaders based on economic, environmental and social criteria.

392	Allianz Multi-Strategy Funds

The Morningstar Lifetime Conservative 2015, Morningstar Lifetime Conservative 2020, Morningstar Lifetime Conservative 2025, Morningstar Lifetime Conservative 2030, Morningstar Lifetime Conservative 2035, Morningstar Lifetime Conservative 2040, Morningstar Lifetime Conservative 2045, Morningstar Lifetime Conservative 2050, Morningstar Lifetime Conservative 2055 and Morningstar Conservative Income Indices each represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. The portfolio is held in proportions appropriate for a U.S. investor’s investment horizon until retirement. The conservative risk profile is for investors who are comfortable with below-average exposure to equity market volatility.

The MSCI All Country (“AC”) World Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. It is not possible to invest directly in the index. Performance data shown for the index is net of dividend tax withholding.

The MSCI All Country World ex USA Index (MSCI ACWI ex USA) is a market-capitalization index designed to measure equity market performance in 44 developed and emerging countries, excluding the U.S.

The MSCI ACWI ex USA Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across developed and emerging markets, excluding the U.S. It is not possible to invest directly in the index. Performance data shown for the index is calculated net of dividend tax withholding.

The MSCI Europe Australasia Far East (“EAFE”) Index is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of those markets included in the index on a U.S. Dollar adjusted basis. It is not possible to invest directly in the index. Performance data shown for the index is net of dividend tax withholding.

The MSCI EAFE Small Cap Index is an equity index which captures small cap representation across Developed Markets countries* around the world, excluding the US and Canada.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in emerging markets. Performance data shown for the index is calculated net of dividend tax withholding.

The MSCI China Index captures large and mid cap representation across China H shares, B shares, Red chips and P chips. With 141 constituents, the index covers about 84% of this China equity universe.

The MSCI Emerging Markets Small Cap Index (net of withholding taxes) is a free float-adjusted market capitalization index that is designed to measure equity market performance of constituent small-capitalization companies located in emerging markets countries.

The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. It is not possible to invest directly in the index. Performance data shown for the index is net of dividend tax withholding.

The MSCI World ex USA Small Cap Index captures small cap representation across 23 of 24 Developed Markets (DM) countries (excluding the United States). It is not possible to invest directly in the index. Performance data shown for the index is calculated net of dividend tax withholding.

The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed-market equity performance. It is not possible to invest directly in the index. Performance data shown for the index is net of dividend tax withholding.

The MSCI World Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to the MSCI large and mid cap equity universe across 24 Developed Markets countries. The index is calculated by optimizing the MSCI World Index, its parent index, for the lowest absolute risk (within a given set of constraints). Historically, the index has shown lower beta and volatility characteristics relative to the MSCI World Index.

The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth sales. It is not possible to invest directly in the index.

The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. Equity market. In includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in the index.

The S&P 500 Index is an unmanaged market generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in the index.

Prospectus	393

The S&P Global Water Index is comprised of 50 of the largest publicly traded companies in water-related businesses that meet specific invest ability requirements. The Index is designed to provide liquid exposure to the leading publicly-listed companies in the global water industry, from both developed markets and emerging markets. It is not possible to invest directly in an index.

The USD Overnight LIBOR (London Interbank Offered Rate) Index is the average interest rate at which leading banks in London borrow US dollar funds from one another with a maturity of one day (overnight).

Lipper Average Descriptions.	The Lipper Absolute Return Funds Average is a total return performance average of funds tracked by Lipper, Inc. that aim for positive returns in all market conditions. The funds are not benchmarked against a traditional long-only market index but rather have the aim of outperforming a cash or risk-free benchmark. It does not take into account sales charges.

The Lipper China Region Funds Average is a total return performance average of funds tracked by Lipper, Inc. that includes funds that concentrate their investments in equity securities whose primary trading markets or operations are concentrated in the China region (China, Taiwan and Hong Kong) or in a single country within this region. It does not take into account sales charges.

The Lipper Convertible Securities Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest primarily in convertible bonds and/or convertible preferred stock. It does not take into account sales charges.

The Lipper Emerging Markets Funds Average is a total return performance average of funds tracked by Lipper, Inc. that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. It does not take into account sales charges.

The Lipper Equity Market Neutral Funds Average is a total return performance average of funds tracked by Lipper that, by portfolio practice, seek to employ strategies generating consistent returns in both up and down markets by selecting positions with a total net market exposure of zero.

The Lipper Flexible Portfolio Funds Average is a total return performance average of funds tracked by Lipper, Inc., that allocate their investments to both domestic and foreign securities across traditional asset classes with a focus on total return. The traditional asset classes utilized are common stocks, bonds, and money market instruments. It does not take into account sales charges.

The Lipper Global Equity Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that by prospectus language and portfolio practice seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities of domestic and foreign companies. It does not take into account sales charges.

The Lipper Global Flexible Portfolio Funds Average is a total return performance average of funds tracked by Lipper, Inc. that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return. At least 25% of their portfolio is invested in securities traded outside of the United States. It does not take into account sales charges.

The Lipper Global Multi-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap value funds typically have a below-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P/Citigroup BMI. It does not take into account sales charges.

The Lipper Global Natural Resources Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in the equity securities of domestic and foreign companies engaged in the exploration, development, production, or distribution of natural resources (including oil, natural gas, and base minerals) and/or alternative energy sources (including solar, wind, hydro, tidal, and geothermal). It does not take into account sales charges.

The Lipper High Yield Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. It does not take into account sales charges.

The Lipper International Small/Mid-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper’s international large-cap floor. International small/mid-cap value funds typically have below-average characteristics compared to their mid- and small-cap-specific subset the MSCI EAFE Index. It does not take into account sales charges.

394	Allianz Multi-Strategy Funds

The Lipper International Multi-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap value funds typically have a below-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI. It does not take into account sales charges.

The Lipper International Small/Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper’s international large-cap floor. International small/mid-cap growth funds typically have above-average characteristics compared to their mid- and small-cap-specific subset the MSCI EAFE Index. It does not take into account sales charges.

The Lipper Alternative Long/Short Equity Funds Average is a total return performance average of funds tracked by Lipper, Inc. that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager’s view of the market. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2015 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2011, to December 31, 2015. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2020 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2016, to December 31, 2020. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2025 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2021 to December 31, 2025. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2030 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2026, to December 31, 2030. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2035 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2031 to December 31, 2035. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2040 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2036, to December 31, 2040. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2045 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2041 to December 31, 2045. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2050 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2046 to December 31, 2050. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2055+ Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, seek to maximize assets for retirement or other purposes with an expected time horizon exceeding December 31, 2050. It does not take into account sales charges.

The Lipper Mixed-Asset Target Allocation Moderate Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. It does not take into account sales charges.

The Lipper Mixed-Asset Target Today Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, maintain a conservative mix of equity, bonds, cash, and cash equivalents designed to provide income to investors who are in or close to retirement. It does not take into account sales charges.

Prospectus	395

The Lipper Multi-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. It does not take into account sales charges.

The Lipper Small-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap growth funds typically have an above average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. It does not take into account sales charges.

Share Class Performance	Information about a Fund’s performance is based on that Fund’s (or its predecessor’s) record to a recent date and is not intended to indicate future performance. Investment results of the Funds will fluctuate over time, and any representation of the Funds’ total return or yield for any prior period should not be considered as a representation of what an investor’s total return or yield may be in any future period. The Trust’s annual and semi-annual reports to shareholders contain additional performance information for the Funds and are available upon request, without charge, by calling the telephone numbers listed at the end of this Prospectus. As discussed in the SAI, and in this Prospectus, several of the Funds have had adviser and sub-adviser changes during the periods for which performance is shown. The same or other Funds may have changed their investment objectives, policies and/or strategies during such periods. Those Funds would not necessarily have achieved the results shown under their current investment management arrangements and/or investment objectives, policies and strategies.

For the Funds listed in the tables below, total return presentations in the Fund Summaries for periods prior to the Inception Date of a particular class reflect the prior performance of an older class of the Fund and/or a predecessor fund, adjusted to reflect the actual sales charges and operating expenses applicable to the particular class of the Fund. These include 12b-1 distribution and servicing fees, which are not paid by Institutional Class or Class P and are paid by Class B and Class C (at a maximum rate of 1.00% per annum), Class A and Administrative Class (at a maximum rate of 0.25% per annum) and Class R (at a maximum rate of 0.50% per annum) and which may be paid by Class D (at a maximum rate of 0.25% per annum). Please see the Fund Summaries and “Management of the Funds” in this Prospectus for more detailed information about each Fund’s fees and expenses.

The following table sets forth the inception dates of the classes of shares of the Global Allocation Fund. The Global Allocation Fund reorganized on May 4, 2009, when Allianz Global Investors Multi-Style Fund (the “Predecessor Fund”) merged into the Global Allocation Fund by transferring substantially all of its assets and liabilities to the Global Allocation Fund in exchange for shares of the Global Allocation Fund. For periods prior to May 4, 2009, total return presentations prior to the Inception Date of a class reflect the prior performance for similar share classes of the Predecessor Fund, adjusted as described above. Prior to the reorganization on May 4, 2009, the Predecessor Fund had a different sub-adviser and substantially different principal investment strategies and may not necessarily have achieved the performance results shown below under its current principal investment strategies.

Fund	Inception Date of Fund	Class	Inception Date of Class
Global Allocation Fund	9/30/1998	A	5/4/2009
		B	5/4/2009
		C	5/4/2009
		R	5/4/2009
		Institutional	5/4/2009
		P	5/4/2009
		Administrative	5/4/2009
		D	5/4/2009

The following table sets forth the inception dates of the classes of shares of certain Funds. The AllianzGI Convertible, AllianzGI High Yield Bond, AllianzGI International Small-Cap, AllianzGI Micro Cap, Allianz Ultra Micro Cap and AllianzGI U.S. Small-Cap Growth Funds were each series of Nicholas-Applegate Institutional Funds prior to their reorganizations as Funds of the Trust on April 12, 2010. Accordingly, “Inception Date of Fund” for these Funds refers to the inception date of their Nicholas-Applegate predecessor series. The Nicholas- Applegate predecessor series of each of these Funds did not offer shares corresponding to the Funds’ Class P (except for AllianzGI Convertible and AllianzGI International Small-Cap Funds), Class A, Class C, Class R, Administrative Class or Class D shares. For periods prior to the “Inception Date” of a particular class of each of

396	Allianz Multi-Strategy Funds

the AllianzGI Micro Cap Fund, the AllianzGI Ultra Micro Cap Fund and the AllianzGI U.S. Small-Cap Growth Fund, but following such Fund’s reorganization, total return presentations in such Fund’s Fund Summary are based on the prior performance of Institutional Class shares of such Fund. For periods prior to the reorganizations of the AllianzGI Convertible, AllianzGI High Yield Bond, AllianzGI Micro Cap, AllianzGI Ultra Micro Cap and AllianzGI U.S. Small-Cap Growth Funds, total return presentations in the Fund Summaries for the class are based on the historical performance of the Class I shares of the Nicholas-Applegate U.S. Convertible, Nicholas-Applegate U.S. High Yield Bond, Nicholas-Applegate U.S. Micro Cap, Nicholas-Applegate U.S. Ultra Micro Cap and Nicholas-Applegate U.S. Small-Cap Growth Funds, respectively. For periods prior to the reorganization of the AllianzGI International Small-Cap Fund, total return presentations in the Fund’s Fund Summary are based on the historical performance of the Class II shares (and Class I shares prior to the inception of Class II) of the Nicholas-Applegate International Growth Opportunities Fund (except for the Fund’s Class P shares, for which total return presentations are based solely on Class I).

Fund	Inception Date of Fund	Class	Inception Date of Class
AllianzGI Convertible Fund	4/19/1993	A	4/12/2010
		C	4/12/2010
		R	4/12/2010
		Institutional	4/12/2010
		P	6/7/2010
		Administrative	4/12/2010
		D	4/12/2010
AllianzGI High Yield Bond Fund	7/31/1996	A	4/12/2010
		C	4/12/2010
		R	4/12/2010
		Institutional	4/12/2010
		P	4/12/2010
		Administrative	4/12/2010
		D	4/12/2010
AllianzGI International Small-Cap Fund	12/31/1997	A	4/12/2010
		C	4/12/2010
		R	4/12/2010
		Institutional	4/12/2010
		P	4/12/2010
		D	4/12/2010
AllianzGI Micro Cap Fund	7/12/1995	Institutional	4/12/2010
		P	12/27/2010
AllianzGI Ultra Micro Cap Fund	1/28/2008	Institutional	4/12/2010
		P	12/27/2010
AllianzGI U.S. Small-Cap Growth Fund	10/1/1993	A	12/20/2010
		C	12/20/2010
		R	12/20/2010
		Institutional	4/12/2010
		P	12/20/2010
		D	12/20/2010

The following table sets forth the inception dates of the classes of shares of the Best Styles Global Equity Fund (for purposes of this paragraph only, the “Fund”). For the Fund, total return presentations in its Fund Summary for periods prior to the inception date of a particular share class reflect the prior performance of Class R6 (the oldest class) shares of the Fund. The adjusted performance also reflects the higher Fund operating expenses applicable to Class A, Class P and Institutional Class shares. These include (i) 12b-1 distribution and servicing fees, which are not paid by Institutional Class, Class R6 or Class P shares and are paid by Class A shares (at a maximum rate of 0.25% per annum) and (ii) administrative fee charges, which generally differ from class to class. Please see “Management of the Trust—Fund Administrator” in the SAI for information about the administrative fee charges for the different classes of the Fund, the Fund’s Fund Summary and “Management of the Funds” in this Prospectus above for more detailed information about the Fund’s fees and expenses.

Fund	Inception Date of Fund	Class	Inception Date of Class
AllianzGI Best Styles Global Equity Fund	12/2/2013	Class R6	12/2/2013
		Institutional	9/2/2014
		Class P	12/22/2014
		Class A	9/2/2014

Prospectus	397

[THIS PAGE INTENTIONALLY LEFT BLANK]

398	Allianz Multi-Strategy Funds

Allianz Multi-Strategy Funds

INVESTMENT MANAGER

Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, NY 10019

SUB-ADVISERS

Allianz Global Investors U.S. LLC, 1633 Broadway, New York, NY 10019, 600 West Broadway, San Diego, CA 92101 and 555 Mission Street, Suite 1700 San Francisco, CA 94105; Fuller & Thaler Asset Management Inc., 411 Borel Avenue, Suite 300 San Mateo, CA 94402; NFJ Investment Group LLC, 2100 Ross Avenue, Suite 700 Dallas, TX 75201

DISTRIBUTOR

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY 10019

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania Avenue, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services, Inc., P.O. Box 8050, Boston, MA 02266-8050

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017

LEGAL COUNSEL

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199

For further information about the Allianz Multi-Strategy Funds and Allianz Funds call 1-800-988-8380 for Class A, Class B, Class C and Class R shares, and 1-800-498-5413 for Institutional Class, Class R6, Class P, Administrative Class and Class D shares, or visit our Web site at us.allianzgi.com.

The Trust’s Statement of Additional Information (“SAI”) includes and annual and semi-annual reports to shareholders include, or when they become available, will include, additional information about the Funds. The SAI is incorporated by reference into this Prospectus, which means it is part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, make shareholder inquiries or access our 24 hour automated telephone response system by calling 1-800-988-8380 for Class A, Class B, Class C and Class R shares, and calling 1-800-498-5413 for Institutional Class, Class R6, Class P, Administrative Class and Class D shares, or by writing to:

Allianz Funds

1633 Broadway

New York, NY 10019

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR Database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520. You may need to refer to the Trust’s file number under the Investment Company Act, which is 811-22167.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site at us.allianzgi.com. You can also visit our Web site for additional information about the Funds.

Investment Company Act File No. 811-22167

AZ839_040115

ALLIANZ FUNDS MULTI-STRATEGY TRUST

STATEMENT OF ADDITIONAL INFORMATION

April 1, 2015

AllianzGI Behavioral Advantage Large Cap Fund

Institutional Class	AZFIX
Class P	AZFPX
Class D	AZFDX
Class A	AZFAX
Class C	AZFCX

AllianzGI Best Styles Emerging Markets Equity Fund

Class R6	ABSTX
Institutional Class	AEMKX
Class P	ASMPX

AllianzGI Best Styles Global Equity Fund

Class R6	AGERX
Institutional Class	ALLHX
Class P	ALGPX
Class A	ALLGX

AllianzGI Best Styles International Equity Fund

Class R6	ASESX
Institutional Class	ASTYX
Class P	ASQPX

AllianzGI Best Styles U.S. Equity Fund

Class R6	ALSEX
Institutional Class	ABTLX
Class P	ALBPX

AllianzGI China Equity Fund

Institutional Class	ALQIX
Class P	ALQPX
Class D	ALQDX
Class A	ALQAX
Class C	ALQCX

AllianzGI Convertible Fund

Institutional Class	ANNPX
Class P	ANCMX
Administrative Class	ANNAX
Class D	ANZDX
Class A	ANZAX
Class C	ANZCX
Class R	ANZRX

AllianzGI Emerging Markets Consumer Fund

Institutional Class	AERIX
Class A	AMMAX

AllianzGI Emerging Markets Debt Fund

Institutional Class	AGMIX
Class P	AGMPX
Class A	AGMAX
Class C	AGMCX

AllianzGI Emerging Markets Small-Cap Fund

Institutional Class	ALAIX
Class A	ALMMX

AllianzGI Europe Equity Dividend Fund

Institutional Class	EEDIX
Class P	EEDPX
Class A	EEDFX
Class D	EEDCX

AllianzGI Global Allocation Fund

Institutional Class	PALLX
Class P	AGAPX
Administrative Class	AGAMX
Class D	AGADX
Class A	PALAX
Class B	PALBX
Class C	PALCX
Class R	AGARX

AllianzGI Global Dynamic Allocation Fund (formerly known as, AllianzGI Global Growth Allocation Fund)

Institutional Class	AGAIX
Class P	AGSPX
Administrative Class	AGFAX
Class D	AGSDX
Class A	ASGAX
Class C	ASACX
Class R	ASFRX

AllianzGI Global Fundamental Strategy Fund

Institutional Class	AZDIX
Class P	AZDPX
Class D	AZDDX
Class A	AZDAX
Class C	AZDCX

AllianzGI Global Managed Volatility Fund

Institutional Class	AVYIX
Class P	AVYPX
Class D	AVYDX
Class A	AVYAX
Class C	AVYCX

AllianzGI Global Megatrends Fund

Institutional Class	GMTIX
Class P	GMTPX
Class A	GMFTX

AllianzGI Global Sustainability Fund

Institutional Class	ASTNX
Class P	ASTPX
Class A	ASUAX

AllianzGI Global Water Fund

Institutional Class	AWTIX
Class P	AWTPX
Class D	AWTDX
Class A	AWTAX
Class C	AWTCX

AllianzGI High Yield Bond Fund

Institutional Class	AYBIX
Class P	AYBPX
Administrative Class	AYBVX
Class D	AYBDX
Class A	AYBAX
Class C	AYBCX
Class R	AYBRX

AllianzGI International Growth Fund

Institutional Class	GLIIX
Class A	AIGFX

AllianzGI International Small-Cap Fund

Institutional Class	ALOIX
Class P	ALOPX
Class D	ALODX
Class A	AOPAX
Class C	AOPCX
Class R	ALORX

AllianzGI Micro Cap Fund

Class A	GMCAX
Institutional Class	AMCIX
Class P	AAMPX

AllianzGI Multi-Asset Real Return Fund

Institutional Class	ALRNX
Class P	ALRPX
Class D	ALRDX
Class A	ALRAX
Class C	ALLCX

AllianzGI NFJ Emerging Markets Value Fund

Institutional Class	AZMIX
Class P	AZMPX
Class D	AZMDX
Class A	AZMAX
Class C	AZMCX

AllianzGI NFJ Global Dividend Value Fund

Institutional Class	ANUIX
Class P	ANUPX
Class D	ANUDX
Class A	ANUAX
Class C	ANUCX

AllianzGI NFJ International Small-Cap Value Fund
Institutional Class	AJVIX
Class P	AJVPX
Class D	AJVDX
Class A	AJVAX
Class C	AJVCX

AllianzGI NFJ International Value II Fund

Institutional Class	NFJIX
Class P	NFJPX
Class D	NFJDX
Class A	NFJAX
Class C	NFJCX

AllianzGI Retirement 2015 Fund

Class R6	AZGIX
Class P	AZGPX
Administrative Class	AZAMX
Class D	AZGDX
Class A	AZGAX
Class C	AZGCX
Class R	AZGRX

AllianzGI Retirement 2020 Fund

Class R6	AGNIX
Class P	AGLPX
Administrative Class	AGLMX
Class D	AGLDX
Class A	AGLAX
Class C	ABSCX
Class R	AGLRX

AllianzGI Retirement 2025 Fund

Class R6	GVSIX
Class P	GVSPX
Administrative Class	GVDAX
Class A	GVSAX
Class R	GVSRX

AllianzGI Retirement 2030 Fund

Class R6	ABLIX
Class P	ABLPX
Administrative Class	ABAMX
Class D	ABDIX
Class A	ABLAX
Class C	ABLCX
Class R	ABLRX

AllianzGI Retirement 2035 Fund

Class R6	GVLIX
Class P	GVPAX

Administrative Class	GVLAX
Class A	GVRAX
Class R	GVRRX

AllianzGI Retirement 2040 Fund

Class R6	AVTIX
Class P	AVSPX
Administrative Class	AVAMX
Class D	AVSDX
Class A	AVSAX
Class C	AVSCX
Class R	AVSRX

AllianzGI Retirement 2045 Fund

Class R6	GBVIX
Class P	GBVPX
Administrative Class	GBMAX
Class A	GBVAX
Class R	GBVRX

AllianzGI Retirement 2050 Fund

Class R6	ASNIX
Class P	ASNPX
Administrative Class	ANAMX
Class D	ASNDX
Class A	ASNAX
Class C	ASNCX
Class R	ASNRX

AllianzGI Retirement 2055 Fund

Class R6	GBLIX
Class P	GLIPX
Administrative Class	GLRAX
Class A	GLIAX
Class R	GLLRX

AllianzGI Retirement Income Fund

Class R6	AVRIX
Class P	AGRPX
Administrative Class	ARAMX
Class D	ARTDX
Class A	AGRAX
Class C	ARTCX
Class R	ASRRX

AllianzGI Short Duration High Income Fund

Institutional Class	ASHIX
Class P	ASHPX
Class D	ASHDX
Class A	ASHAX
Class C	ASHCX

AllianzGI Structured Return Fund (formerly known as, AllianzGI Structured Alpha Fund)

Institutional Class	AZIIX
Class P	AZIPX
Class D	AZIDX
Class A	AZIAX
Class C	AZICX

AllianzGI Ultra Micro Cap Fund

Class A	GUCAX
Institutional Class	AUMIX
Class P	AAUPX

AllianzGI U.S. Equity Hedged Fund

Institutional Class	AZUIX
Class P	AZUPX
Class D	AZUDX
Class A	AZUAX
Class C	AZUCX

AllianzGI U.S. Small-Cap Growth Fund

Institutional Class	AEMIX
Class P	AEGPX
Class D	AEGDX
Class A	AEGAX
Class C	AEGCX
Class R	AEGRX

ALLIANZ FUNDS MULTI-STRATEGY TRUST

STATEMENT OF ADDITIONAL INFORMATION

April 1, 2015

This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectus(es) of Allianz Funds Multi-Strategy Trust (the “Trust”), as supplemented from time to time. Through the prospectus (“Prospectus”) dated April 1, 2015, the Trust offers up to nine classes of shares (Class A, Class B, Class C, Class R, Institutional Class, Class R6, Class P, Administrative Class and Class D) of each of the “Funds” (as defined herein).

Audited financial statements for the series of the Trust as of November 30, 2014, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated by reference from the Trust’s November 30, 2014 Annual Reports. Because AllianzGI Best Styles Emerging Markets Equity Fund, AllianzGI Best Styles International Equity Fund, AllianzGI Best Styles U.S. Equity Fund, AllianzGI Emerging Markets Consumer Fund, AllianzGI Emerging Markets Small-Cap Fund, AllianzGI Europe Equity Dividend Fund, AllianzGI Global Megatrends Fund, AllianzGI Global Sustainability Fund and AllianzGI International Growth Fund are newly formed, they do not appear in the Trust’s most recent Annual Reports. The Trust’s November 30, 2014 Annual Reports were filed electronically with the Securities and Exchange Commission (“SEC”) on February 2, 2015 (Accession No. 0001193125-15-030526).

A copy of the Prospectus and the Annual and Semi-Annual Reports corresponding to the Prospectus may be obtained free of charge at the addresses and telephone number(s) listed below.

To obtain the Allianz Funds Multi-Strategy Trust and Allianz Funds Prospectuses, Annual and Semi-Annual Reports, and Statements of Additional Information, please contact:

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Telephone:	Class A, Class B, Class C and Class R — 1-800-988-8380 Class D, Class P, Institutional Class, Class R6 and Administrative Class Shares — 1-800-498-5413

THE TRUST	11
INVESTMENT OBJECTIVES AND POLICIES	13
BORROWING	13
PREFERRED STOCK	14
SECURITIES LOANS	15
CONVERTIBLE SECURITIES AND SYNTHETIC CONVERTIBLE SECURITIES	16
NON-U.S. SECURITIES	17
FOREIGN CURRENCIES AND RELATED TRANSACTIONS	20
COMMODITIES	21
DERIVATIVE INSTRUMENTS	22
SHORT SALES	33
WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS	34
RIGHTS AND WARRANTS TO PURCHASE SECURITIES	35
REPURCHASE AGREEMENTS	35
OTHER INVESTMENT COMPANIES	35
INVESTMENT STRATEGIES OF THE TARGET FUNDS , THE ALLOCATION FUNDS, THE EMERGING MARKETS DEBT FUND, THE GLOBAL FUNDAMENTAL STRATEGY FUND, THE GLOBAL MEGATRENDS FUND AND THE MULTI-ASSET REAL RETURN FUND	36
INVESTMENT STRATEGIES OF THE STRUCTURED RETURN FUND AND THE U.S. EQUITY HEDGED FUND	37
REGULATION S SECURITIES	37
ILLIQUID SECURITIES	37
CORPORATE DEBT SECURITIES	38
U.S. GOVERNMENT SECURITIES	38
HIGH YIELD SECURITIES (“JUNK BONDS”)	40
INFLATION-INDEXED BONDS	41
DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES	41
EVENT-LINKED BONDS	42
LOAN PARTICIPATIONS AND ASSIGNMENTS	42
PARTICIPATION ON CREDITORS COMMITTEES	42
BANK OBLIGATIONS	42
SENIOR AND OTHER BANK LOANS	43
COMMERCIAL PAPER	44
MONEY MARKET INSTRUMENTS	44
VARIABLE AND FLOATING RATE SECURITIES	44
ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES	45
MUNICIPAL SECURITIES	45
MORTGAGE-RELATED AND ASSET-BACKED SECURITIES	47
REAL ESTATE SECURITIES AND RELATED DERIVATIVES	53
EXCHANGE TRADED NOTES	53
HYBRID INSTRUMENTS	54
POTENTIAL IMPACT OF LARGE REDEMPTIONS AND PURCHASES OF FUND SHARES	55
CYBER SECURITY RISK	55
INVESTMENT RESTRICTIONS	55
INVESTMENT OBJECTIVES	55
FUNDAMENTAL INVESTMENT RESTRICTIONS	55
POLICIES RELATING TO RULE 35D-1 UNDER THE 1940 ACT	58
OTHER INFORMATION REGARDING INVESTMENT RESTRICTIONS AND POLICIES	59
MANAGEMENT OF THE TRUST	60
TRUSTEES AND OFFICERS	60
COMMITTEES OF THE BOARD OF TRUSTEES	67
SECURITIES OWNERSHIP	68
TRUSTEES’ COMPENSATION	69

THE TRUST

Allianz Funds Multi-Strategy Trust (the “Trust”) is an open-end management investment company (“mutual fund”) that currently consists of forty-two separate investment series, all of which are offered in this Statement of Additional Information. Except for the China Equity Fund, the Emerging Markets Debt Fund and the Global Water Fund, each of the Trust’s series offered in this Statement of Additional Information is “diversified” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Massachusetts business trust on January 10, 2008.

This Statement of Additional Information relates to the prospectus for the Behavioral Advantage Large Cap Fund (the “F&T Fund”), as well as the prospectus for the Best Styles Emerging Markets Equity Fund, the Best Styles Global Equity Fund, the Best Styles International Equity Fund, the Best Styles U.S. Equity Fund, the China Equity Fund, the Convertible Fund, the Emerging Markets Consumer Fund, the Emerging Markets Debt Fund, the Emerging Markets Small-Cap Fund, the Europe Equity Dividend Fund, the Global Allocation Fund, the Global Dynamic Allocation Fund, the Global Fundamental Strategy Fund, the Global Managed Volatility Fund, the Global Megatrends Fund, the Global Sustainability Fund, the Global Water Fund, the High Yield Bond Fund, the International Growth Fund, the International Small-Cap Fund, the Micro Cap Fund, the Multi-Asset Real Return Fund, the Short Duration High Income Fund, the Structured Return Fund, the Ultra Micro Cap Fund, the U.S. Equity Hedged Fund and the U.S. Small-Cap Growth Fund (together, the “AllianzGI U.S. Funds”), as well as the prospectus for the NFJ Emerging Markets Value Fund, the NFJ Global Dividend Value Fund, the NFJ International Small-Cap Value Fund and the NFJ International Value II Fund (together, the “NFJ Funds”) (each of the F&T Fund, AllianzGI U.S. Funds and NFJ Funds invests directly in equity securities and other securities and instruments), and the prospectus for the Retirement 2015 Fund, the Retirement 2020 Fund, the Retirement 2025 Fund, the Retirement 2030 Fund, the Retirement 2035 Fund, the Retirement 2040 Fund, the Retirement 2045 Fund, the Retirement 2050 Fund, the Retirement 2055 Fund and the Retirement Income Fund (together, the “Target Funds”) (each of which invests primarily in series of the Trust, Allianz Funds, PIMCO Equity Series, PIMCO ETF Trust and PIMCO Funds). The series listed in the preceding sentence are sometimes referred to collectively as the “Funds.” The Multi-Asset Real Return Fund, the Global Fundamental Strategy Fund, the Global Allocation Fund, the Global Dynamic Allocation Fund, the Global Megatrends Fund and the Emerging Markets Debt Fund may also invest in series of the Trust, Allianz Funds, PIMCO Equity Series, PIMCO ETF Trust and PIMCO Funds. The Global Allocation Fund and the Global Dynamic Allocation Fund are sometimes referred to collectively as the “Allocation Funds.” The Trust may from time to time create additional series offered through new, revised or supplemented prospectus or private placement memoranda and statements of additional information.

Pursuant to shareholder approval obtained at a shareholder meeting, on May 4, 2009 the Global Allocation Fund assumed all of the assets and liabilities of the open-end Allianz Global Investors Multi-Style Fund, a series of Allianz Funds. The purpose of the reorganization was to consolidate fund-of-funds sub-advisory functions and to seek enhanced performance.

Pursuant to shareholder approval obtained at a shareholder meeting, on April 12, 2010 the Convertible Fund, High Yield Bond Fund, International Small-Cap Fund (formerly AGIC International Growth Opportunities Fund), Micro Cap Fund, Ultra Micro Cap Fund and U.S. Small-Cap Growth Fund, assumed all of the assets and liabilities of the open-end Nicholas-Applegate U.S. Convertible Fund, Nicholas-Applegate U.S. High Yield Bond Fund, Nicholas-Applegate International Growth Opportunities Fund, Nicholas-Applegate U.S. Micro Cap Fund, Nicholas-Applegate Ultra Micro Cap Fund and Nicholas-Applegate U.S. Emerging Growth Fund, respectively (collectively, the “Predecessor Funds”). The purpose of these reorganizations was to seek economies of scale and reduce shareholder expenses through enhanced distribution opportunities.

On March 30, 2010, the NACM Global Equity 130/30 Fund was liquidated and dissolved. All shares of the Fund outstanding on March 30, 2010 were automatically redeemed.

Prior to August 25, 2010, the Convertible Fund, High Yield Bond Fund, International Small-Cap Fund, Micro Cap Fund, Ultra Micro Cap Fund and U.S. Small-Cap Growth Fund were sub-advised by Nicholas-Applegate Capital Management LLC (“Nicholas-Applegate”) and the Funds were named NACM Convertible Fund, NACM High Yield Bond Fund, NACM International Growth Opportunities Fund, NACM Micro Cap Fund, NACM Ultra Micro Cap Fund and NACM Emerging Growth Fund, respectively (collectively, the “NACM Funds”). On August 25, 2010, the Portfolio Management Agreement between Nicholas-Applegate and the NACM Funds’ Manager, Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) (the “Portfolio Management Agreement”) was novated and Allianz Global Investors Capital LLC (“AGIC”) (which was renamed Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) as of December 31, 2012), the indirect parent of Nicholas-Applegate and an affiliate of Allianz Global Fund Management, became the investment sub-adviser to the NACM Funds and is now responsible for day-to-day portfolio management. In connection with the novation and the substitution of AllianzGI U.S. as sub-adviser for the NACM Funds, these Funds were renamed accordingly.

On April 1, 2011, the name of the Global Allocation Fund changed from Allianz Global Investors Solutions Core Allocation Fund, and the name of the Global Dynamic Allocation Fund changed from Allianz Global Investors Solutions Growth Allocation Fund, to Allianz Global Investors Solutions Global Allocation Fund and Allianz Global Investors Solutions Global Growth Allocation Fund, respectively.

On February 27, 2012, the Global Water Fund assumed all the assets and liabilities of the Allianz RCM Global EcoTrendsSM Fund, a series of the Trust. The purpose of the reorganization was to seek economies of scale and reduce shareholder expenses.

On October 22, 2012, the name of the AllianzGI NFJ Emerging Markets Value Fund changed from Allianz NFJ Emerging Markets Value Fund and the name of the AllianzGI U.S. Equity Hedged Fund changed from Allianz AGIC U.S. Equity Hedged Fund.

On December 17, 2012, the name of the AllianzGI Multi-Asset Real Return Fund changed from Allianz RCM Multi-Asset Real Return Fund.

Prior to January 1, 2013, the Target Funds and the Allocation Funds were sub-advised by Allianz Global Investors Solutions LLC (“AGI Solutions”) pursuant to a Sub-Advisory Agreement between Allianz Global Fund Management and AGI Solutions, which merged into AllianzGI U.S. on January 1, 2013.

Effective January 28, 2013, the name of each Fund listed in the column entitled “Previous Name” in the table below was changed. The Funds’ previous name and current name, as of the date of this Statement of Additional Information, are set forth below.

Previous Name	Current Name
Allianz AGIC Convertible Fund	AllianzGI Convertible Fund
Allianz AGIC Global Managed Volatility Fund	AllianzGI Global Managed Volatility Fund
Allianz AGIC High Yield Bond Fund	AllianzGI High Yield Bond Fund
Allianz AGIC Micro Cap Fund	AllianzGI Micro Cap Fund
Allianz AGIC U.S. Emerging Growth Fund	AllianzGI U.S. Small-Cap Growth Fund (formerly, AllianzGI U.S. Emerging Growth Fund)
Allianz AGIC Ultra Micro Cap Fund	AllianzGI Ultra Micro Cap Fund
Allianz F&T Behavioral Advantage Large Cap Fund	AllianzGI Behavioral Advantage Large Cap Fund
Allianz Global Investors Retirement Income Fund	AllianzGI Retirement Income Fund
Allianz Global Investors Solutions 2015 Fund	AllianzGI Retirement 2015 Fund
Allianz Global Investors Solutions 2020 Fund	AllianzGI Retirement 2020 Fund
Allianz Global Investors Solutions 2025 Fund	AllianzGI Retirement 2025 Fund
Allianz Global Investors Solutions 2030 Fund	AllianzGI Retirement 2030 Fund
Allianz Global Investors Solutions 2035 Fund	AllianzGI Retirement 2035 Fund
Allianz Global Investors Solutions 2040 Fund	AllianzGI Retirement 2040 Fund
Allianz Global Investors Solutions 2045 Fund	AllianzGI Retirement 2045 Fund
Allianz Global Investors Solutions 2050 Fund	AllianzGI Retirement 2050 Fund
Allianz Global Investors Solutions 2055 Fund	AllianzGI Retirement 2055 Fund
Allianz Global Investors Solutions Global Allocation Fund	AllianzGI Global Allocation Fund
Allianz Global Investors Solutions Global Growth Allocation Fund	AllianzGI Global Dynamic Allocation Fund (formerly, AllianzGI Global Growth Allocation Fund)
Allianz NFJ Global Dividend Value Fund	AllianzGI NFJ Global Dividend Value Fund
Allianz NFJ International Small-Cap Value Fund	AllianzGI NFJ International Small-Cap Value Fund
Allianz NFJ International Value II Fund	AllianzGI NFJ International Value II Fund
Allianz RCM China Equity Fund	AllianzGI China Equity Fund
Allianz RCM Global Water Fund	AllianzGI Global Water Fund
Allianz RCM International Small-Cap Fund	AllianzGI International Small-Cap Fund
Allianz RCM Short Duration High Income Fund	AllianzGI Short Duration High Income Fund

Prior to April 1, 2013, the China Equity Fund, the Global Water Fund, the International Small-Cap Fund (formerly the AGIC International Growth Opportunities Fund) and the Short Duration High Income Fund were sub-advised by RCM Capital Management LLC (“RCM”) pursuant to a Sub-Advisory Agreement between Allianz Global Fund Management and RCM, which merged into AllianzGI U.S. on April 1, 2013. Prior to July 13, 2012, the International Small-Cap Fund was sub-advised by Allianz Global Investors U.S. LLC and the Fund was named AGIC International Growth Opportunities Fund.

Effective as of April 1, 2013, former Institutional Class shares of the Target Funds were reclassified as Class R6 shares of the Target Funds and such Target Funds ceased to have any Institutional Class shares authorized or outstanding.

On April 1, 2014, the name of the U.S. Small-Cap Growth Fund changed from AllianzGI U.S. Emerging Growth Fund (which was named AGIC Emerging Growth Fund prior to April 1, 2011).

On July 1, 2014, the name of the Structured Return Fund changed from AllianzGI Structured Alpha Fund (which was named AGIC Structured Alpha Fund prior to October 22, 2012).

On February 2, 2015, the name of the Global Dynamic Allocation Fund changed from AllianzGI Global Growth Allocation Fund.

Allianz Global Fund Management is the investment manager of each Fund. Allianz Global Fund Management is a wholly-owned indirect subsidiary of Allianz Asset Management of America L.P. (“AAMA”).

INVESTMENT OBJECTIVES AND POLICIES

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus, each Fund may employ other investment practices and may be subject to additional risks, which are described below. Because the following is a combined description of investment strategies and risks for all the Funds, certain strategies and/or risks described below may not apply to particular Funds. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, under “Investment Restrictions” in this Statement of Additional Information, or by applicable law, each Fund may engage in each of the practices described below. However, no Fund is required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Fund. Unless otherwise stated herein, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval or notice. In addition, each Fund may be subject to restriction on its ability to utilize certain investments or investment techniques. Unless otherwise stated herein, these additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders.

The Target Funds and the Global Megatrends Fund invest primarily in certain Funds and series of Allianz Funds, PIMCO Equity Series, PIMCO ETF Trust and PIMCO Funds (the “Underlying Funds”). They may also invest in other investment companies that are not Underlying Funds (the “Other Acquired Funds”), and may invest directly in securities and other instruments. The Allocation Funds, the Emerging Markets Debt Fund, the Global Fundamental Strategy Fund and the Multi-Asset Real Return Fund may also invest in Underlying Funds and Other Acquired Funds. For more information about the principal investments and strategies and principal risks of the Underlying Funds, please see Appendix E to this Statement of Additional Information. By investing in the Underlying Funds and Other Acquired Funds, each of the Target Funds, the Global Megatrends Fund, the Allocation Funds, the Emerging Markets Debt Fund, the Global Fundamental Strategy Fund and the Multi-Asset Real Return Fund may have an indirect investment interest in some or all of the securities and instruments described below, depending upon how its assets are allocated among the Underlying Funds and Other Acquired Funds. The Target Funds, the Global Megatrends Fund, the Allocation Funds, the Multi-Asset Real Return Fund, the Global Fundamental Strategy Fund and the Emerging Markets Debt Fund may also have an indirect investment interest in other securities and instruments utilized by the Underlying Funds that are series of Allianz Funds, PIMCO Equity Series and PIMCO Funds. These securities and instruments are described in the current prospectuses and Statements of Additional Information of Allianz Funds, PIMCO Equity Series, PIMCO ETF Trust and PIMCO Funds — See “Investment Strategies of the Target Funds, the Allocation Funds, the Emerging Markets Debt Fund, the Global Fundamental Strategy Fund and the Multi-Asset Real Return Fund” below. The Structured Return Fund and the U.S. Equity Hedged Fund may invest directly in Other Acquired Funds and may invest directly in securities and other instruments — See “Investment Strategies of the Structured Return Fund and the U.S. Equity Hedged Fund” below.

The Funds’ sub-advisers and, in certain cases, individual portfolio managers responsible for making investment decisions for the Funds, are referred to in this section and the remainder of this Statement of Additional Information as “Sub-Advisers.”

Borrowing

Subject to the limitations described under “Investment Restrictions” below, a Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells holdings at that time. Borrowing, like other forms of leverage, will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased, if any. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

From time to time, the Trust may enter into, and make borrowings for temporary purposes related to the redemption of shares under, a credit agreement with third-party lenders. Borrowings made under such a credit agreement will be allocated among the Funds pursuant to guidelines approved by the Board of Trustees. In addition to borrowing money, a Fund may enter into reverse repurchase agreements, dollar rolls, sale-buybacks and other transactions that can be viewed as forms of borrowings.

A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund to another party, such as a bank or broker-dealer, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash.

Dollar rolls are transactions in which a Fund sells mortgage-related securities, such as a security issued by the Government National Mortgage Association (“GNMA”), for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date at a pre-determined price. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar-roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities that are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

A Fund will typically segregate or “earmark” assets determined to be liquid by the Manager or the Fund’s Sub-Adviser in accordance with procedures approved by the Board of Trustees and equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements, dollar rolls and sale-buybacks. Reverse repurchase agreements, dollar rolls and sale-buybacks involve leverage risk and the risk that the market value of securities retained by a Fund may decline below the repurchase price of the securities that the Fund sold and is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement, dollar roll or sale-buyback files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls will be subject to the Funds’ limitations on borrowings as specified under “Investment Restrictions” below.

Preferred Stock

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

The Funds may invest in preferred stocks that pay fixed or adjustable rates of return. Preferred shares are subject to issuer-specific and market risks applicable generally to equity securities. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed Rate Preferred Stocks. Some fixed rate preferred stocks in which a Fund may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than and more sensitive to changes in interest rates than other types of preferred stocks that have a maturity date. The Funds may also invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on another type of preferred stocks in which a Fund may invest, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 7 or 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date, or upon notice, at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks are generally adjusted or reset frequently, the market values of these preferred stocks may still fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached. Auctions for U.S. auction preferred stocks have failed since early 2008, and the dividend rates payable on such preferred shares since that time typically have been paid at their maximum applicable rate (typically a function of a reference rate of interest). The Manager expects that auction preferred stocks will continue to pay dividends at their maximum applicable rate for the foreseeable future and cannot predict whether or when the auction markets for auction preferred stocks may resume normal functioning.

Securities Loans

Subject to certain conditions described in the Prospectus and below, each of the Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrowers (which typically include broker-dealers and other financial services companies) fail financially. However, such loans will be made only to borrowers that are believed by the Manager or the Sub-Advisers to be of satisfactory credit standing. Securities loans are made to borrowers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent.

The Funds may invest the cash collateral received or receive a fee from the borrower. In the case of cash collateral, a Fund typically pays a rebate to the borrower (in addition to payments to its securities lending agent, as described below). Cash collateral that a Fund receives may be invested in overnight time deposits, repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of non-U.S. issuers) and/or other short-term money market instruments (generally with remaining maturities of 397 days or less), either directly through joint accounts along with securities lending cash collateral of other Funds or indirectly through investments in affiliated or unaffiliated money market funds. Any investment of cash collateral through such joint accounts is subject to conditions established by the SEC staff. Under the terms of a securities lending agency agreement, the investment of cash collateral is at the sole risk of the Fund in most cases. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are at the Fund’s risk (except as provided below), and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash. A portion of any income earned through investment of cash collateral and a portion of any fees received from borrowers may be retained by the Funds’ securities lending agent, which currently is an affiliate of the Manager. Notwithstanding the foregoing, to the extent such shortfall is with respect to amounts owed to a borrower as a cash collateral fee, the securities lending agency agreement provides that the securities lending agent and the Fund share the difference between the income generated on the investment of cash collateral with respect to a loan and the amount to be paid to the borrower as a cash collateral fee.

Investments of cash collateral may lose value and/or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to continuing adverse conditions in the mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, any investments of securities lending collateral by the Funds, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, would present increased credit and liquidity risks. See “Mortgage-Related and Asset-Backed Securities” below for more information. To the extent a Fund invests collateral in instruments that become illiquid, efforts to recall securities and return collateral may force the Fund to liquidate other portfolio holdings in an effort to generate cash.

Any securities lending income would be disclosed as such in the “Statement of Operations” in the Trust’s annual report for the applicable fiscal period. The Funds may pay reasonable finders’, administration and custodial fees in connection with a loan of securities and may share the interest earned on the collateral with the borrower.

Each Fund may lend portfolio securities up to the maximum percentage set forth in the Prospectus and under “Investment Restrictions — Fundamental Investment Restrictions” below.

Although control over, and voting rights or rights to consent with respect to, the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice.

The Fund may call such loans in order to sell the securities involved or, if the holders of the securities are asked to vote upon or consent to matters that the Sub-Adviser believes materially affect the investment, in order to vote the securities. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for non-U.S. securities. When engaged in securities lending, each Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities.

The Funds do not currently have a program in place pursuant to which they may lend portfolio securities and do not expect to lend portfolio securities to a significant degree, but they may establish such a program in the future.

Convertible Securities and Synthetic Convertible Securities

Convertible securities are generally bonds, debentures, notes, preferred stocks or other securities or investments that may be converted or exchanged (by the holder or by the issuer) into shares of common stock or other equity securities (or cash or securities of equivalent value) of the same or a different issuer at a stated exchange ratio or predetermined price (the “conversion price”). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives. Convertible securities have general characteristics similar to both debt and equity securities.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

To the extent consistent with its other investment policies, each Fund may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing element”) and the right to acquire an equity security (“convertible element”). The income-producing element is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible element is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing element and its convertible element. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two elements are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when the Manager believes that such a combination may better achieve a Fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index or security involved in the convertible element, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing element as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing element.

The Funds may also purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the underlying investment and a Fund in turn assumes credit risk associated with the convertible note.

Non-U.S. Securities

The Funds may invest in non-U.S. securities. Non-U.S. securities may include, but are not limited to, securities of companies that are organized and headquartered outside the U.S.; non-U.S. equity securities as designated by commonly-recognized market data services; U.S. dollar- or non-U.S. currency-denominated corporate debt securities of non-U.S. issuers; securities of U.S. issuers traded principally in non-U.S. markets; non-U.S. bank obligations; U.S. dollar- or non-U.S. currency-denominated obligations of non-U.S.

governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities; and securities of other investment companies investing primarily in non-U.S. securities. When assessing compliance with investment policies that designate a minimum or maximum level of investment in “non-U.S. securities” for the Fund, the Manager or the Sub-Adviser may apply a variety of factors (either in addition to or in lieu of one or more of the categories described in the preceding sentence) in order to determine whether a particular security or instrument should be treated as U.S. or non-U.S. Some non-U.S. securities may be restricted against transfer within the United States or to a United States person. For more information about how the Manager or Sub-Adviser may define non-U.S. securities for purposes of the Fund’s asset tests and investment restrictions, see the Fund’s principal investments and strategies under “Principal Investments and Strategies of Each Fund” in the Prospectus.

The non-U.S. securities in which a Fund may invest include Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by non-U.S. branches of U.S. banks and by non-U.S. banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by non-U.S. banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of non-U.S. withholding taxes; and the expropriation or nationalization of non-U.S. issuers.

The Funds may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) or Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a non-U.S. issuer. EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the ADRs, EDRs or GDRs. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. For this reason, there may be an increased possibility that the Funds would not become aware of and be able to respond to in a timely manner corporate actions such as stock splits or rights offerings involving the foreign issuer of the security underlying an ADR. While readily exchangeable with stock in local markets, the depository receipts in an unsponsored program may be less liquid than those in a sponsored program.

The Funds may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Albania, Argentina, Bolivia, Brazil, Bulgaria, Columbia, Costa Rica, the Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Morocco, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, Venezuela and Vietnam.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Funds to suffer a loss of interest or principal on any of its holdings.

Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on non-U.S. portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), market disruption, the possibility of security suspensions, political instability that affects U.S. investments in non-U.S. countries and potential restrictions on the flow of international capital. In addition, non-U.S. securities and income derived from those securities may be subject to non-U.S. taxes, including withholding taxes which will reduce investment returns. See “Taxation.” Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities that are denominated or quoted in currencies other than the U.S. dollar. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.

A Fund’s investments in foreign currency-denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference could cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify for treatment as a regulated investment company for U.S. federal tax purposes. A Fund’s use of non-U.S. securities may increase or accelerate the amount of ordinary income recognized by taxable shareholders. See “Taxation.”

Emerging Market Securities. The risks of investing in non-U.S. securities are particularly high when the issuers are tied economically to countries with developing (or “emerging market”) economies. Countries with “emerging market” economies are those with securities markets that are, in the opinion of a Fund’s Sub-Adviser, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in non-U.S., developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Foreign Debt Obligations. The debt obligations of non-U.S. governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the non-U.S. government. The Funds may invest in securities issued by certain supranational entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

The governmental members of these supranational entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supranational entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent non-U.S. governments will be able or willing to honor their capitalization commitments for those entities.

Passive Foreign Investment Companies. Some corporations domiciled outside the U.S. in which the Funds may invest may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws. PFICs are those foreign corporations that generate primarily passive income.

Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There is also the risk that a Fund may not realize that a foreign corporation in which it invests is a PFIC for federal tax purposes, which could cause the Fund to incur U.S. federal income tax (including interest) charges at the Fund level. See “Taxation” below for a more detailed discussion of the tax consequences of a Fund’s investment in PFICs.

Subject to applicable limits under the 1940 Act, the Funds may also invest in foreign mutual funds that are also deemed PFICs (since nearly all of the income of a mutual fund is generally passive income). Investing in these types of PFICs may allow exposure to various countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. In addition to bearing their proportionate share of a fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Additional risks of investing in other investment companies are described below under “Other Investment Companies.”

Foreign Currencies and Related Transactions

Subject to applicable limits set forth in the Prospectus and this Statement of Additional Information, the Funds may invest in or utilize foreign currencies, forward foreign currency exchange contracts, foreign currency futures contracts, options on foreign currencies and foreign currency futures, currency swap transactions and other foreign currency-related transactions may be used for a variety of reasons, including to hedge against foreign exchange risk arising from a Fund’s investment or anticipated investment in securities denominated in foreign currencies, to increase exposure to a foreign currency for investment or hedging purposes, or to shift exposure of foreign currency fluctuations from one currency to another.

A Fund may (but is not required to) hedge some or all of its exposure to foreign currencies derived through its investments to reduce the risk of loss due to fluctuations in currency exchange rates. Suitable currency hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time when it may be beneficial to do so. Foreign currency transactions may also be unsuccessful and may result in losses or may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, a fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain that might be realized by a Fund if the value of the hedged currency increases.

Forward foreign currency exchange contracts may be used for a variety of reasons, including the following circumstances:

Lock In. When a Fund desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If a Fund wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Fund’s Sub-Adviser believes that the Fund can benefit from price appreciation in a given country’s currency but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in the value of the security.

Proxy Hedge. A Fund might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. When a Fund purchases a non-U.S. bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the non-U.S. bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Fund’s net asset value per share.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Manager’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

A Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as to protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Tax Consequences of Hedging. Under applicable tax law, a Fund’s hedging activities could result in the application of special tax rules, which could ultimately affect the amount, timing, and character of distributions to shareholders. Some of a Fund’s hedging transactions are also likely to produce a difference between its book income and tax income, which could cause a portion of the Fund’s income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify for treatment as a regulated investment company for U.S. federal tax purposes. See “Taxation” below for further details.

Among the risks facing Funds that utilize foreign currencies and related transactions is the risk that the relative value of currencies will be different than anticipated by the particular Fund’s Sub-Adviser. A Fund will segregate assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees to cover forward currency contracts entered into for non-hedging purposes. Please see “Derivative Instruments” below for a description of other foreign currency related transactions that may be used by the Funds. Certain foreign currency transactions in which the Funds may invest may be over-the-counter transactions (e.g., currency swap transactions). See “Derivative Instruments—Swap Agreements” for a discussion of certain risks associated with such transactions.

Commodities

Some of the Funds may invest in instruments that provide exposure to, and are subject to the risks of, investments in commodities. These may include futures, options, swaps and other instruments, the return on which is dependent upon the return of one or more commodities or commodity indices. Commodities may include, among other things, oil, gas, coal, alternative energy, steel, timber, agricultural products, minerals, precious metals (e.g., gold, silver, platinum, and palladium) and other resources. In addition, the Funds may invest in companies principally engaged in the commodities industries (such as mining, dealing or transportation companies) with significant exposure to commodities markets or investments in commodities, and through these investments may be exposed to the risks of investing in commodities. Commodities generally and particular commodities have, at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of commodities may be, however, less subject to local and company-specific factors than securities of individual companies. As a result, commodity prices may be more or less volatile in price than securities of companies engaged in commodity-related businesses. Investments in commodities can also present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. To the extent that a Fund invests in companies principally engaged in the commodities industries the Fund will also be subject to these risks. Commodity investments may not correlate with equity market returns. Investments in commodity-related companies are also subject to the risk that the performance of such companies may not correlate with returns on commodity investments to the extent expected by a Fund’s portfolio manager(s).

In order to qualify for the special U.S. federal income tax treatment accorded regulated investment companies and their shareholders described in “Taxation” below, a Fund must, among other things, derive at least 90% of its income from certain specified sources (such income, “qualifying income”). Income from certain commodity-linked investments does not constitute qualifying income to a Fund. The tax treatment of certain other commodity-linked investments is not certain, in particular with respect to whether income and gains from such investments constitute qualifying income. If such income were determined not to constitute qualifying income and were to cause a Fund’s nonqualifying income to exceed 10% of the Fund’s gross income for any year, the Fund would fail the 90% gross income test and fail to qualify as a regulated investment company unless it were eligible to and did pay a tax at the Fund level. See “Taxation.” A Fund’s intention to so qualify can therefore limit the manner in or extent to which the Fund seeks exposure to commodities.

Derivative Instruments

A Fund may (but is not required to) use a variety of other derivative instruments (including both long and short positions) in an attempt to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio, to add leverage to the portfolio and/or to obtain market exposure with reduced transaction costs.

Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. Examples of derivatives and information about some types of derivatives and risks associated therewith follows. The derivatives market is always changing and the Funds may invest in derivatives other than those shown below.

The value of some derivative instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of the Funds to utilize these instruments successfully may depend in part upon their ability to forecast interest rates and other economic factors correctly. If a Fund incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could suffer losses.

The Funds might not employ any of the strategies described herein, and no assurance can be given that any strategy used will succeed. If a Fund incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of derivative strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. A Fund’s use of derivatives may increase or accelerate the amount of ordinary income recognized by shareholders.

Among other trading agreements, certain Funds are also party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) with select counterparties that generally govern over-the-counter derivative transactions entered into by such Funds. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events include the decline in the net assets of a Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Depending on the relative size of a Fund’s derivatives positions, such an election by one or more of the counterparties could have a material adverse impact on a Fund’s operations.

As further described below, federal legislation has been recently enacted in the U.S. that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon a Fund’s ability to participate in derivatives transactions. Similarly, these changes could impose limits or restrictions on the counterparties with which the Fund engages in derivatives transactions. As a result, the Fund may be unable to use certain derivative instruments or otherwise execute its investment strategy. These risks may be particularly acute to the extent the Fund uses commodity-related derivative instruments. Further, the requirements for qualification as a “regulated investment company” under federal income tax law limit the extent to which a Fund may enter into commodity-related derivatives. See “Taxation” below.

Options on Securities and Indexes. As described under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in the Prospectus, the Funds may, among other things, purchase and sell put and call options on equity, debt or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) System or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue from a dealer. Among other reasons, a Fund may purchase put options to protect holdings in an underlying or related security against a decline in market value, and may purchase call options to protect against increases in the prices of securities it intends to purchase pending its ability to invest in such securities in an orderly manner.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

When a Fund writes a call (put) option on an underlying security it owns (is short), the option is sometimes referred to as a “covered option.” All Funds may write such options. When a Fund writes a call (put) option on an underlying security it does not own (is not short), the option is sometimes referred to as a “naked option.” Except for the Emerging Markets Debt Fund, none of the Funds may write “naked” call options on individual securities other than exchange traded funds (“ETFs”).

However, each Fund may write a call or put option only if the option is “covered” as such term is used in the context of Section 18 of the 1940 Act. In the case of a call option on a security, a call option is covered for these purposes if the Fund segregates assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees in an amount equal to the contract value of the position (minus any collateral deposited with a broker-dealer), on a mark-to-market basis. The option is also covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund segregates assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same index or security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is segregated by the Fund in assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees. A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by the Sub-Adviser in accordance with procedures approved by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is segregated by the Fund in assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees.

The Emerging Markets Debt Fund may write “naked” call options on individual securities or instruments in which it may invest but that are not currently held by the Fund. When writing “naked” call options, the Fund must deposit and maintain sufficient margin with the broker-dealer through which it wrote the “naked” call option as collateral to ensure that it meets its obligations as the writer of the option. The Fund is further subject to the segregation requirements described above when it writes “naked” call options. Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing “naked” call options can be a profitable strategy to increase the Fund’s income with minimal capital risk. However, when the price of the security underlying the written option increases, the Fund is exposed to an increased risk of loss, because if the price of the security underlying the option exceeds the option’s exercise price, the Fund will lose the difference. “Naked” written call options are riskier because there is no underlying security held by the Fund that can act as a partial hedge. “Naked” written call options have speculative characteristics, and the potential for loss is theoretically unlimited. When a “naked” written call option is exercised, the Fund must purchase the underlying security to meet its delivery obligation or make a payment equal to the value of its obligation in order to close out the option. There is also a risk, especially with less liquid preferred and debt securities or small capitalization securities, that the securities may not be available for purchase.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). In addition, a Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option that is sold. There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. See “Taxation” below. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued in accordance with the Trust’s valuation policies and procedures.

The Fund may write straddles (covered or uncovered) consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

OTC Options. The Funds may also purchase and write over-the-counter (“OTC”) options. OTC options differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid OTC options purchased and securities being used to cover certain written OTC options, and they will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment. The Funds may also purchase and write so-called dealer options.

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities, including ETFs, and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a call option that it had written on a security held in its portfolio, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on an individual security held in a Fund’s portfolio, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price (the “strike price”) of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security or index position decline. Similarly, as the writer of a call option on a securities index or ETF, a Fund forgoes the opportunity to profit from increases in the index or ETF over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline.

The value of call options written by a Fund will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. The writer of an “American-style” option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The hours of trading for options may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets. In addition, a Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions that could adversely affect a Fund engaging in options transactions.

If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security or index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security or index is purchased to hedge against price movements in a related security or index, the price of the put or call option may move more or less than the price of the related security or index. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Similarly, if restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index or ETF written by a Fund is covered by an option on the same index or ETF purchased by the Fund, movements in the index or ETF may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding (based, in part, on the extent of correlation (if any) between the performance of the index or ETF and the performance of the Fund’s portfolio securities).

Foreign Currency Options. The Funds may buy or sell put and call options on foreign currencies in various circumstances, including, but not limited to, as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which a Fund’s securities may be denominated or to cross-hedge or in an attempt to increase the total return when the Sub-Adviser anticipates that the currency will appreciate or depreciate in value. In addition, the Funds may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using such options.

Futures Contracts and Options on Futures Contracts. The Funds may use interest rate, foreign currency, index and other futures contracts, and options on such contracts. For example, the Funds may invest in foreign exchange futures contracts and options thereon (“futures options”) that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. The Funds may also enter into futures contracts for the purchase or sale of securities. The Funds may purchase and sell futures contracts on various securities indexes (“Index Futures”) and related options for hedging purposes and for investment purposes. For example, the Funds may invest in Index Futures and related options when a Sub-Adviser believes that there are not enough attractive securities available to maintain the standards of diversification and liquidity set for a Fund pending investment in such securities if or when they do become available. Through the use of Index Futures and related options, a Fund may diversify risk in its portfolio without incurring the substantial brokerage costs that may be associated with investment in the securities of multiple issuers. A Fund may also minimize potential market and liquidity problems that may result from increases in positions already held by the Fund. A Fund’s purchase and sale of Index Futures is limited to contracts listed on exchanges that have been approved by the Commodity Futures Trading Commission (“CFTC”).

Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time.

An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. A Fund will ordinarily be able to close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. As described below, a Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

A Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions that remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments. Positions in Index Futures may be closed out by a Fund only on the futures exchanges upon which the Index Futures are then traded.

The following example illustrates generally the manner in which Index Futures operate. The Standard & Poor’s 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

A public market exists in futures contracts covering a number of Indexes as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which the Funds may invest will be developed and traded in the future.

The Funds may purchase and write call and put options on futures contracts (“futures options”). Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant an amount of margin set by the exchange on which the contract is traded (“initial margin”). The required amount of initial margin may be modified by the exchange or the futures commision merchant during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds would ordinarily earn interest income on initial margin deposits. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the exchange of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations.

Commodity Futures Contracts and Options on Commodity Futures Contracts. In addition to other futures contracts and options thereon, the Funds may invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed upon when the contract is made.

Limitations on Use of Futures and Futures Options. The Funds may enter into positions in futures contracts and related options for hedging purposes, for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. In addition, the Funds may utilize futures contracts for investment and/or speculative purposes. For instance, a Fund may invest to a significant degree in Index Futures on stock indexes and related options (including those that may trade outside of the United States) as an alternative to purchasing individual stocks in order to gain or adjust their exposure to a particular market. A Fund may also use these investments to hedge against changes in the value of securities that the Sub-Adviser intends to purchase for the portfolio.

When purchasing a futures contract, a Fund will segregate (and mark to market on a daily basis) assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the total market value of (or in certain cases, such as contracts required to “cash settle,” the Fund’s obligation under) the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will segregate (and mark to market on a daily basis) assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees that are equal to the market value of the instruments underlying the contract (or in certain cases, such as contracts required to “cash settle,” the Fund’s obligation under the contract). Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

When selling a call option on a futures contract, a Fund will segregate (and mark to market on a daily basis) assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or by taking other offsetting positions.

When selling a put option on a futures contract, a Fund will segregate (and mark to market on a daily basis) assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or by taking other offsetting positions.

To the extent that securities with maturities greater than one year are used to segregate liquid assets to cover a Fund’s obligations under futures contracts and related options, such use will not eliminate the leverage risk arising from such use, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so.

Each Fund’s intention to qualify as a regulated investment company and the requirements for so qualifying also may limit the extent to which a Fund may enter into certain futures, options or forward contracts. A Fund’s investment in such contracts may affect the amount, timing or character of the Fund’s distributions. See “Taxation” below.

Commodity Pool Operators and Commodity Trading Advisors. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments regulated under the CEA (“commodity interests”), or if the fund markets itself as providing investment exposure to such instruments. The Manager has claimed an exclusion from the definition of commodity pool operator (“CPO”) pursuant to CFTC Rule 4.5 with respect to all of the Funds (together, the “CFTC Excluded Funds”). To remain eligible for this exclusion, each of the CFTC Excluded Funds must comply with certain limitations, including limits on its ability to use any commodity interests and limits on the manner in which the Fund holds out its use of such commodity interests. These limitations may restrict a Fund’s ability to pursue its investment strategy, increase the costs of implementing its strategy, increase expenses of the Fund, and/or adversely affect the Fund’s total return.

Certain Funds may also have investments in “underlying funds” not advised by the Manager (which for purposes of the no-action letter referenced below may include certain securitized vehicles and/or mortgage REITS that may invest in CFTC Derivatives). The Manager may not have transparency into the holdings of these underlying funds, which may prevent the Manager from being able to claim an exemption for such a Fund under Rule 4.5. To address the issues raised by a lack of transparency into underlying funds, the CFTC staff issued a no-action letter on November 29, 2012 permitting the adviser of a fund that invests in underlying funds and that would otherwise have been eligible to file a claim of exclusion pursuant to Rule 4.5, to request a delay in its obligations to register as a “commodity pool operator” of the fund until June 30, 2013 or six months from the date on which the CFTC issues additional guidance on the treatment of commodity interests held by underlying funds. The Manager has filed a claim with the CFTC with respect to the following Funds to enable it to rely on this no-action relief: AllianzGI Global Dynamic Allocation Fund, AllianzGI Global Allocation Fund, AllianzGI Global Megatrends Fund, AllianzGI Multi-Asset Real Return Fund, AllianzGI Retirement Income Fund, AllianzGI Retirement 2015 Fund, AllianzGI Retirement 2020 Fund, AllianzGI Retirement 2025 Fund, AllianzGI Retirement 2030 Fund, AllianzGI Retirement 2035 Fund, AllianzGI Retirement 2040 Fund, AllianzGI Retirement 2045 Fund, AllianzGI Retirement 2050 Fund, and AllianzGI Retirement 2055 Fund.

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In the case of futures contracts used for hedging purposes, some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of a security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future that is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, the Funds may not choose to use futures and/or suitable hedging transactions may not be available in all circumstances. Even if a hedge is executed successfully, a Fund’s return may have been higher if no hedging had been attempted.

Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures position or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Funds’ dividend distributions and are not reflected in yield.

Additional Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks that subject a Fund’s investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities or Indexes, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities or indexes, futures contracts, options on futures contracts, and options on currencies may be traded on non-U.S. exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, non-U.S. securities. Some non-U.S. exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex non-U.S. political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in non-U.S. markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on non-U.S. exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. The value of some derivative instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to utilize these instruments successfully may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. If the Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could suffer losses. In addition, a Fund’s use of such instruments may increase or accelerate the amount of ordinary income recognized by its shareholders.

Swap Agreements. The Funds may enter into total return swap agreements, credit default swap agreements and other swap agreements made with respect to interest rates, currencies, indexes or baskets of securities (or a single security), commodities and other assets or measures of risk or return. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties generally are calculated with respect to a “notional amount,” such as the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

Forms of swap agreements include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

A Fund may directly or indirectly use credit default swaps to take an active long or short position with respect to the likelihood of default by a corporate or sovereign issuer of fixed income securities (including asset-backed securities). In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties on their obligations. For example, in purchasing a credit default swap, a Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty, such as a U.S. or non-U.S. issuer or basket of such issuers, upon issuer default (or similar events) at their par (or other agreed-upon) value. A Fund, as the purchaser in a credit default swap, bears the risk that the investment might expire worthless. It also would be subject to counterparty risk - the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). In addition, as a purchaser in a credit default swap, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation.

A Fund also may use credit default swaps for investment purposes by selling a credit default swap, in which case the Fund will receive one or more premium payments from its counterparty in return for the Fund’s taking on the obligation to pay the par (or other agreed-upon) value to the counterparty upon issuer default (or similar events). As the seller in a credit default swap, a Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. If no event of default (or similar event) occurs, the Fund would keep the premium payments received from the counterparty and generally would have no payment obligations, with the exception of an initial payment made on the credit default swap or any margin requirements with the credit default swap counterparty. For credit default swap agreements, trigger events for payment under the agreement vary by the type of underlying investment (e.g., corporate and sovereign debt and asset-backed securities) and by jurisdiction (e.g., United States, Europe and Asia).

In connection with credit default swaps in which a Fund is the seller, the Fund will typically segregate or “earmark” cash or liquid assets, or enter into certain offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund).

If the Funds enter into a credit default swap agreement, the Funds will write insurance protection on the full notional amount of the agreement.

The Funds also may enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Funds may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered through the segregation of assets determined to be liquid by the Manager or Sub-Adviser in accordance with procedures approved by the Board of Trustees. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Whether a Fund’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. The Fund bears the risk that the Manager will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund.

Because swaps are two-party contracts that may be subject to contractual restrictions on transferability and termination and because, they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. When a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund (if any), the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.

New rules and regulations affecting the derivatives market affect counterparty risk with respect to derivatives. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the member of the clearing house (“clearing member”) through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts are generally held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, the Funds are subject to the risk that a clearing organization will use a Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Funds are therefore subject to the risk that a clearing organization will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

If the Manager attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Many swaps are complex and often valued subjectively. Many over-the-counter derivatives are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an over-the-counter derivative. Valuation risk is more pronounced when the Fund enters into over-the-counter derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of the Fund’s net asset value.

Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) established a framework for the regulation of OTC swap markets; the framework outlined the joint responsibility of the CFTC and the SEC in regulating swaps. The CFTC is responsible for the regulation of swaps, the SEC is responsible for the regulation of security-based swaps and jointly they are both responsible for the regulation of mixed swaps.

Risk of Governmental Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Funds from using such instruments as a part of their investment strategy, and could ultimately prevent the Funds from being able to achieve their investment objectives. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The regulation of swaps and futures transactions in the U.S., the European Union and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only clearing members can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Funds will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Manager or a Sub-Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the transaction might have to be terminated, and a Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by a Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of risks and costs.

Short Sales

Except as specified in the Prospectus, each of the Funds may make use of short sales transactions. A Fund may make use of short sales for investment and risk management purposes, including when a Sub-Adviser anticipates that the market price of securities will decline or will underperform relative to other securities held in the Fund’s portfolio. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, futures or other derivatives contract) that it does not own. A Fund may engage in short sales by entering into a repurchase agreement with respect to the securities it wishes to sell short. See “Repurchase Agreements.” Short exposure with respect to securities or market segments may also be achieved through the use of derivatives, such as futures on indices or swaps on individual securities. To the extent a Fund seeks to obtain some or all of its short exposure by using derivative instruments instead of engaging directly in short sales on individual securities, it will be subject to many of the risks described in this section, as well as to those described under “Derivative Instruments” above. When a Fund engages in a short sale on a security, it must borrow the security to be sold short and will be subject to an obligation to deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a particular security and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be reduced, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the broker requires as collateral. A Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily, as described further below. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited.

A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. For these purposes, a short sale will be considered to be “against the box” if the Fund holds or has the right to acquire securities which, without the payment of further consideration, are convertible or exchangeable for the securities sold short. Short sales by a Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique.

Short sales may involve unlimited loss potential, as the market price of securities sold short may continuously increase, although it is possible that a Fund could mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market and other conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when investment considerations would not favor such sales. A Fund’s use of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that a Fund’s long equity positions will decline in value at the same time that the value of the securities it has sold short increase, thereby increasing potential losses to the Fund. In addition, a Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, the potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. Short selling also involves a form of financial leverage that may exaggerate any losses realized by a Fund that utilizes short sales. See “Leveraging Risk” in the Prospectus. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a Fund. The SEC and other (including non-U.S.) regulatory authorities have previously imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a Fund may enter into short positions. Any such restrictions may hinder a Fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box,” or unless the Fund’s obligation to deliver the securities sold short is “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short.

Each Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.

A Fund’s use of short sale transactions will likely increase the portion of the Fund’s distributions that are characterized as ordinary income. See “Taxation” below.

When-Issued, Delayed Delivery and Forward Commitment Transactions

A Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a Fund may earn income on segregated securities.

When purchasing a security on a when-issued, delayed delivery or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a capital gain or loss.

Each Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund either (i) segregates until the settlement date assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. The Funds may also enter into forward commitments for the purchase or sale of non-U.S. currencies. Forward commitments may be considered securities themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

To Be Announced Securities (“TBAs”). As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed security transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase market risks because the underlying mortgages may be less favorable than anticipated by the Fund.

Rights and Warrants to Purchase Securities

A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Rights and warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

Repurchase Agreements

For the purposes of maintaining liquidity and achieving income, each Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Manager and the Sub-Advisers, as appropriate, will monitor the creditworthiness of the counterparties.

Other Investment Companies

The Funds may invest in securities of other open-end, closed-end or unit investment trust investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act and related rules and any exemptive relief from or interpretations of the SEC.

In general, under the 1940 Act, an investment company such as the Fund may not (i) own more than 3% of the outstanding voting securities of any one registered investment company, (ii) invest more than 5% of its total assets in the securities of any single registered investment company or (iii) invest more than 10% of its total assets in securities of other registered investment companies. The Target Funds and the Global Megatrends Fund rely, and the Allocation Funds, the Emerging Markets Debt Fund, the Global Fundamental Strategy Fund and the Multi-Asset Real Return may rely, on an exception to these limits provided in Section 12(d)(1)(G) of the 1940 Act to invest without limit in shares of Underlying Funds. In order for the Target Funds and the Global Megatrends Fund to fulfill their intention to invest in Underlying Funds, and in order for the Allocation Funds, the Emerging Markets Debt Fund, the Global Fundamental Strategy Fund and the Multi-Asset Real Return Fund to have the flexibility to invest their assets significantly or primarily in Underlying Funds, the Underlying Funds may not acquire securities of other registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

A Fund may invest in other investment companies during periods when it has large amounts of uninvested cash, during periods when there is a shortage of attractive securities available in the market, or when a Sub-Adviser believes share prices of other investment companies offer attractive values. The Funds may also invest in other investment companies because the laws of some foreign countries may make it difficult or impossible for a Fund to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The most efficient, and sometimes the only practical, means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. The Funds may invest, in excess of the general limits described above, in investment companies that are advised by Allianz Global Fund Management or its affiliates, as well as in money market funds and ETFs, to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. Furthermore, the Structured Return Fund intends to invest in ETFs in excess of the general limits described above prescribed pursuant to exemptive relief granted to such ETFs by the SEC.

Investment companies, and in particular ETFs, may be structured to perform in a similar fashion to a broad-based securities index or may focus on a particular strategy or class of assets. ETFs typically seek to track the performance or dividend yield of specific indexes or companies in related industries. These indexes may be broad-based, sector-based or international. Investing in investment companies involves substantially the same risks as investing directly in the underlying instruments, but also involves expenses at the investment company-level, such as portfolio management fees and operating expenses. These expenses are in addition to the fees and expenses of the fund itself, which may lead to duplication of expenses while the fund owns another investment company’s shares. In addition, investing in investment companies involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the underlying instruments or index. For information regarding the tax treatment of ETFs, please see “Taxation” below.

Open-end investment companies typically offer their shares continuously at net asset value plus any applicable sales charge and stand ready to redeem shares upon shareholder request. The shares of certain other types of investment companies, such as ETFs and closed-end investment companies, typically trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. In the case of closed-end investment companies, the number of shares is typically fixed. The securities of closed-end investment companies and ETFs carry the risk that the price the fund pays or receives may be higher or lower than the investment company’s net asset value. ETFs and closed-end investment companies are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. The shares of investment companies, particularly closed-end investment companies, may also be leveraged, which would increase the volatility of the fund’s net asset value.

As a shareholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. A Fund’s shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same risks of leverage described in the Prospectus and herein.

The Target Funds and the Global Megatrends Fund ordinarily invest primarily, and the Allocation Funds, the Emerging Markets Debt Fund, the Global Fundamental Strategy Fund and the Multi-Asset Real Return Fund may invest, in the Funds or funds advised by the Manager and its affiliates. See “Investment Strategies of the Target Funds, the Allocation Funds, the Emerging Markets Debt Fund, the Global Fundamental Strategy Fund, the Global Megatrends Fund and the Multi-Asset Real Return Fund” below.

Investment Strategies of the Target Funds, the Allocation Funds, the Emerging Markets Debt Fund, the Global Fundamental Strategy Fund, the Global Megatrends Fund and the Multi-Asset Real Return Fund

The Target Funds and the Global Megatrends Fund invest primarily, and the Allocation Funds, the Emerging Markets Debt Fund, the Global Fundamental Strategy Fund and the Multi-Asset Real Return Fund may invest, in Underlying Funds, which include certain series of the Trust and series of Allianz Funds, PIMCO Equity Series, PIMCO ETF Trust and PIMCO Funds, as specified in the Prospectus. By investing in Underlying Funds, the Target Funds, the Global Megatrends Fund, the Allocation Funds, the Emerging Markets Debt Fund, the Global Fundamental Strategy Fund and the Multi-Asset Real Return Fund may be subject to some or all of the risks associated with the securities, instruments and techniques utilized by the Funds as described herein. They may also be subject to additional risks associated with other securities, instruments and techniques utilized by Underlying Funds that are series of Allianz Funds, PIMCO Equity Series, PIMCO ETF Trust and PIMCO Funds. The Allianz Funds, PIMCO Equity Series, PIMCO ETF Trust and PIMCO Funds series and their attendant risks are described in the current prospectuses and Statements of Additional Information of Allianz Funds, PIMCO Equity Series, PIMCO ETF Trust and PIMCO Funds, which are included in the Allianz Funds registration statement (File Nos. 033-36528 and 811-06161), PIMCO Equity Series registration statement (Files Nos. 333-164077 and 811-22375), PIMCO ETF Trust registration statement (Files Nos. 333-155395 and 811-22250) and PIMCO Funds registration statement (File Nos. 033-12113 and 811-5028) on file with the SEC. In addition, summary information about the principal investments and strategies and principal risks of the Underlying Funds is contained in Appendix E to this Statement of Additional Information. These summaries are qualified in their entirety by reference to the prospectuses and Statements of Additional Information of the Trust, Allianz Funds, PIMCO Equity Series, PIMCO ETF Trust and PIMCO Funds, and the Trust disclaims any obligation to update these summaries in the event the information in the applicable Underlying Fund prospectus and/or Statement of Additional Information changes. The principal investments and strategies and principal risks of the Underlying Funds may change following the date of this Statement of Additional Information, and investors should refer to the prospectuses and Statements of Additional Information of the Trust, Allianz Funds, PIMCO Equity Series, PIMCO ETF Trust and PIMCO Funds for the most current information regarding the Underlying Funds. These documents may be obtained free of charge by calling Allianz Global Investors Distributors LLC at 1-800-498-5413.

Investment Strategies of the Structured Return Fund and the U.S. Equity Hedged Fund

The Structured Return Fund and the U.S. Equity Hedged Fund intend to achieve their exposure to equity securities by investing in Other Acquired Funds, including the SPDR® S&P® 500 ETF Trust (the “SPDR S&P 500 ETF”). By investing in Other Acquired Funds, the Structured Return Fund and the U.S. Equity Hedged Fund may be subject to some or all of the risks associated with the securities, instruments and techniques utilized by such Other Acquired Funds. The SPDR S&P 500 ETF’s attendant risks are described in the current prospectus and Statement of Additional Information of the SPDR S&P 500 ETF, which are included in the registration statement (File Nos. 33-46080 and 811-06125) on file with the SEC. The principal investments and strategies and principal risks of the SPDR S&P 500 ETF may change following the date of this Statement of Additional Information, and investors should refer to the prospectus and Statement of Additional Information of the SPDR S&P 500 ETF for the most recent information about the SPDR S&P 500 ETF. These documents are available at www.spdrs.com and on the EDGAR Database on the SEC’s Web site at www.sec.gov.

Regulation S Securities

A Fund may invest in the securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the 1933 Act (“Regulation S Securities”). Offerings of Regulation S Securities may be conducted outside of the United States. Because Regulation S Securities are subject to legal or contractual restrictions on resale, Regulation S Securities may be considered illiquid. If a Regulation S Security is determined to be illiquid, the investment will be included with a Fund’s 15% of net assets limitation on investment in illiquid securities. Furthermore, because Regulation S Securities are generally less liquid than registered securities, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S Securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S Securities may involve a high degree of business and financial risk and may result in substantial losses.

Illiquid Securities

A Fund may invest in securities that are illiquid, so long as no more than 15% of the net assets of the Fund (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. If any Fund determines at any time that it owns illiquid securities in excess of 15% of its net assets, it will cease to undertake new commitments to acquire illiquid securities until its holdings are no longer in excess of 15% of its net asset value, and, depending on circumstances, may take additional steps to reduce its holdings of illiquid securities. A Sub-Adviser may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.

The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Depending on the circumstances, illiquid securities may be considered to include, among other things, written over-the-counter options and other derivative instruments, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits that are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities that legally or in the Manager’s or a Sub-Adviser’s opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Manager or a Sub-Adviser has determined to be liquid under procedures approved by the Board of Trustees).

Corporate Debt Securities

The Funds may invest in a variety of bonds and related debt obligations of varying maturities issued by U.S. and non-U.S. companies, banks and other corporate entities. Corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

U.S. Government Securities

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. U.S. Government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Investments in U.S. Government Securities remain subject to the risks associated with downgrade or default. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as securities issued by members of the Farm Credit System, are supported only by the credit of the agency, instrumentality or corporation. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Prior to September 2008, FNMA and FHLMC were government-sponsored enterprises owned entirely by private stockholders. However, the value of these entities’ stock fell sharply in 2008 due to concerns that the entities did not have sufficient capital to offset losses and in mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the entities’ stock. In September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury would purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. In 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In 2009, the U.S. Treasury further amended the Senior Preferred Stock Purchase Agreement to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in FNMA’s and FHLMC’s net worth through the end of 2012. In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

High Yield Securities (“Junk Bonds”)

The Funds may invest in debt securities, including convertible securities, that are below investment grade quality. A security is considered to be below “investment grade” quality if it is either (1) not rated in one of the four highest rating categories by one of the Nationally Recognized Statistical Rating Organizations (“NRSROs”) (i.e., rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) or BB or below by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”)) or (2) if unrated, determined by the relevant Sub-Adviser to be of comparable quality to obligations so rated. Additional information about Moody’s, S&P’s and Fitch’s securities ratings are included in Appendix A to this Statement of Additional Information.

Below investment grade securities are sometimes referred to as “high yield securities” or “junk bonds.” Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated debt securities. While investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, investments in high yield securities typically entail greater price volatility as well as principal and income risk. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The Funds may continue to hold high yield securities following a decline in their rating if in the opinion of the Manager or the Sub-Adviser, as the case may be, it would be advantageous to do so. Investments in high yield securities are described as “speculative” by ratings agencies. Securities ranked in the lowest investment grade category may also be considered speculative by certain ratings agencies.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery. The market prices of high yield securities structured as “zero-coupon” or “pay-in-kind” securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Prices of high yield securities are generally more sensitive to economic downturns or individual corporate developments than higher quality securities. The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield security, and could adversely affect a Fund’s daily net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value lower rated securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The average maturity or duration of the debt securities in a Fund’s portfolio may vary in response to anticipated changes in interest rates and to other economic factors. Securities may be bought and sold in anticipation of a decline or a rise in market interest rates. In addition, a Fund may sell a security and purchase another of comparable quality and maturity (usually, but not always, of a different issuer) at approximately the same time to take advantage of what are believed to be short-term differentials in values or yields.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are debt obligations whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Many other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed bonds issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation-related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to provide protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Delayed Funding Loans and Revolving Credit Facilities

The Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

The Funds may acquire a participation interest in delayed funding loans or revolving credit facilities from a bank or other financial institution. See “Loan Participations and Assignments” below. The terms of the participation require a Fund to make a pro rata share of all loans extended to the borrower and entitle a Fund to a pro rata share of all payments made by the borrower. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and also limited opportunities may exist to resell such investments. These instruments may often be illiquid. See “Characteristics and Risks of Securities and Investment Techniques—Illiquid Securities” in the Prospectus. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. To the extent that a Fund is committed to advance additional funds, it will at all times segregate assets that the

Manager or Sub-Adviser, in accordance with procedures approved by the Board of Trustees, have determined are liquid in an amount sufficient to meet such commitments.

Event-Linked Bonds

The Funds may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or may implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane or an earthquake or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund would expect to recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for many of these securities, and there can be no assurance that a liquid market in these bonds will develop. See “Characteristics and Risks of Securities and Investment Techniques—Illiquid Securities” in the Prospectus. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so.

Loan Participations and Assignments

The Funds may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions (“lenders”). Generally, a Fund’s investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including liquidity risk and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. With respect to assignments, a Fund’s rights against the borrower may be more limited than those held by the original lender.

Participation on Creditors Committees

A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate in such committees only when the Manager and the relevant Sub-Adviser believe that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Bank Obligations

The Funds may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are three common types of bank capital: Lower Tier II, Upper Tier II and Tier I. Bank capital is generally, but not always, of investment grade quality. Upper Tier II securities are commonly thought of as hybrids of debt and preferred stock. Upper Tier II securities are often perpetual (with no maturity date), callable and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date. However, such deferred interest payments generally earn interest. Tier I securities often take the form of trust preferred securities.

Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. Fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) may be considered illiquid for purposes of the Funds’ restrictions on investments in illiquid securities. Each Fund may also hold funds in an interest-bearing account for temporary purposes.

Obligations of non-U.S. banks involve certain risks associated with investing in non-U.S. securities described under “Non-U.S. Securities” above, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a non-U.S. jurisdiction might impose withholding taxes on interest income payable on those obligations, that non-U.S. deposits may be seized or nationalized, that non-U.S. governmental restrictions such as exchange controls may be adopted and in turn might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning non-U.S. banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to non-U.S. banks may differ from those applicable to United States banks. Non-U.S. banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Senior and Other Bank Loans

The Funds may invest in fixed- and floating-rate loans issued by banks and other financial institutions (including, among others, Senior Loans, delayed funding loans and revolving credit facilities). Loan interests may take the form of direct interests acquired during a primary distribution and may also take the form of assignments of, novations of or participations in a bank loan acquired in secondary markets.

As noted, the Funds may purchase “assignments” of bank loans from lenders. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The Funds may also invest in “participations” in bank loans. Participations by the Funds in a lender’s portion of a bank loan typically will result in the Funds having a contractual relationship only with such lender, not with the borrower. As a result, the Funds may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of such payments from the borrower.

Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

A loan is often administered by a bank or other financial intermediary acting as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. In addition, the agent is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent or other financial intermediary to apply appropriate credit remedies against a corporate borrower. A financial institution’s employment as agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of Senior Loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate or other borrower for payment of principal and interest. If the Funds do not receive scheduled interest or principal payments on such indebtedness, the net asset value, market price and/or yield of the common shares could be adversely affected. Senior Loans that are fully secured may offer the Funds more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of any collateral from a secured Senior Loan would satisfy the borrower’s obligation, or that such collateral could be liquidated. Also, the Funds may invest in Senior Loans that are unsecured.

Senior Loans and interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Sub-Adviser believes to be a fair price.

Senior Loans usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow. The degree to which borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Funds derive interest income will be reduced. However, the Funds may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. The effect of prepayments on a Fund’s performance may be mitigated by the receipt of prepayment fees and the Fund’s ability to reinvest prepayments in other Senior Loans that have similar or identical yields.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds may consist of U.S. dollar- or foreign currency-denominated obligations of domestic or non-U.S. issuers, and may be rated or unrated (see Appendix A for a description of the ratings assigned by various rating agencies to commercial paper). The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. See also “Mortgage-Related and Asset-Backed Securities — Asset-Backed Securities” for a discussion of asset-backed commercial paper.

Money Market Instruments

Money market instruments may include, among other things, (1) short-term U.S. Government securities; (2) certificates of deposit, bankers’ acceptances and other bank obligations; (3) commercial paper; (4) corporate obligations with a remaining maturity of 397 days or less; and (5) repurchase agreements with banks or registered broker dealers. Money market instruments may also include variable amount master demand notes, which are corporate obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest under direct arrangements between the Fund, as lender, and the borrower, and which permit daily changes in the amounts borrowed. The Fund has the right to increase the amount invested under such notes at any time up to the full amount provided by the note agreement or to decrease the amount, while the borrower may prepay up to the full amount of the note without penalty. Variable amount master demand notes may or may not be backed by bank letters of credit.

Variable and Floating Rate Securities

Variable- or floating-rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to an auction) on specified dates (such as the last day of a month or calendar quarter). These instruments may include, without limitation, variable-rate preferred stock, bank loans, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.

The Funds may invest in floating-rate debt instruments (“floaters”) and engage in credit-spread trades. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest-rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit-spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The Funds may also invest in inverse floating-rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When a Fund holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

Certain of a Fund’s investments, including variable- and floating-rate securities, may require the Fund to accrue and distribute income not yet received. As a result, in order to generate cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it would otherwise have continued to hold. Please see “Taxation.”

Zero Coupon, Pay-in-Kind and Step Coupon Securities

Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a face value equal to the amount of the coupon payment that would have been made.

Because the Funds will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years the Funds may have to distribute cash obtained from other sources in order to satisfy the distribution requirements for treatment as a regulated investment company under the Code. The Fund might obtain such cash from selling other portfolio holdings, which might cause the Fund to incur capital gains or losses on the sale. These actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In addition, such sales might be necessary even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time. Please see “Taxation.”

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Under many market and other conditions, investments in zero coupon, step-coupon and pay-in-kind securities may be illiquid, making it difficult for a Fund to dispose of them or to determine their current value.

Municipal Securities

The Funds may invest in municipal securities issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal securities can be affected by changes in their actual or perceived credit quality. The credit quality of municipal securities can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the state or region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which may enable a Fund to demand payment on short notice from the issuer or a financial intermediary.

The Funds may purchase insured municipal debt securities in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of a Fund.

Securities of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Municipal securities may include “moral obligation” securities, which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the maintenance and restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

Municipal securities may also include industrial development bonds and pollution control bonds, which in most cases are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities depend upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

The Funds may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities (“municipal lease obligations”). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation. The Funds may also purchase “certificates of participation,” which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain “non-appropriation” clauses that provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult.

The Funds may also invest in various short-term municipal securities, including tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes. Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due. Revenue Anticipation Notes are generally issued in expectation of receipt of other kinds of revenue, such as the revenues expected to be generated from a particular project. They may also be general obligations of the issuer. Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes. Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many such projects may receive permanent financing through another source. Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by a fund is fund from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government, including its agencies and instrumentalities (“Agency Securities”). While still tax-exempt, pre-refunded municipal bonds usually will bear a Aaa rating (if a re-rating has been requested and paid for) because they are backed by the U.S. Treasury or Agency Securities. As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bonds held by a fund may subject the fund to interest rate risk and market risk. In addition, while a secondary market exists for pre-refunded municipal bonds, if a fund sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

Residual interest bonds (“RIBs”) are municipal bonds that brokers create by depositing a municipal bond in a trust. The interest rate for the variable rate security is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying municipal bond. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase. In a transaction in which a fund purchases a RIB from a trust where the underlying municipal bond was held by a fund prior to being deposited into a trust, a fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, a fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, a funds NAV per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBS acquired by funds where a fund did not previously own the underlying municipal bond.

A Fund may invest in Build America Bonds, which are taxable municipal bonds with federal subsidies for a portion of the issuer’s borrowing costs. Build America Bonds were issued through the Build America Bond program, which was created as part of the American Recovery and Reinvestment Act of 2009 (the “Act”). The objective of the program was to reduce the borrowing costs of state and local governments. Because the Act was not extended beyond its expiration date on December 31, 2010, tax subsidies will not apply to, and the Funds will not purchase, Build America Bonds issued following such date (if any). However, Build America Bonds outstanding and issued before such date remain eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds.

The interest the Fund receives from its investments in either type of Build America Bonds will be included in a Fund’s taxable income and distributed to shareholders as taxable ordinary income. For any tax credit Build America Bond held by the Fund, the Fund may elect to pass through to its shareholders any tax credits from those bonds that otherwise would be allowed to the Fund. These tax credits can generally be used to offset U.S. federal income taxes and the federal alternative minimum tax, but such credits are generally not refundable. Any unused credits may be carried forward to succeeding taxable years.

Mortgage-Related and Asset-Backed Securities

The Funds may invest in mortgage-related securities, and in other asset-backed securities (whether or not related to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like other debt securities, the ability of a Fund to utilize these instruments successfully may depend in part upon the ability of the applicable Sub-Adviser to forecast interest rates and other economic factors correctly. Certain debt securities are also secured with collateral consisting of mortgage-related securities. See “Collateralized Mortgage Obligations” below.

Through investments in mortgage-related securities, including those that are issued by private issuers, the Funds may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as mortgage-related securities.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Mortgage Pass-Through Securities. Mortgage Pass-Through Securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt securities. Adjustable rate mortgage-related and other asset-backed securities are also subject to some interest rate risk. For example, because interest rates on most adjustable rate mortgage- and other asset-backed securities only reset periodically (e.g., monthly or quarterly), changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the market value of these securities, including declines in value as interest rates rise. In addition, to the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Funds’ mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the FNMA or the FHLMC). The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the FHLMC. FNMA is a government-sponsored corporation. As described above under “U.S. Government Securities,” FNMA is now under conservatorship by the FHFA. FNMA primarily purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which includes state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers, although it may purchase other types of mortgages as well. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. As described above under “U.S. Government Securities,” FHLMC is now under conservatorship by the FHFA. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees. Securities issued by certain private organizations may not be readily marketable.

Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to a Fund’s industry concentration restrictions (see “Investment Restrictions”) by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually or on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. This payment structure provides investors with some protection against a premature return of principal.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by a Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.

FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates, which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Commercial Mortgage-Backed Securities. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup some or all of its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. SMBS may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Asset-Backed Securities. The Funds may invest in, or have exposure to, asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool or the financial institution or trust providing the credit support or enhancement. Typically, there is no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-backed securities described above.

The Funds may purchase or have exposure to commercial paper, including asset-backed commercial paper (“ABCP”), that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a short-term debt security, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a Fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers.

However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Collateralized Debt Obligations. The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade debt securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with debt securities discussed elsewhere in this Statement of Additional Information and the Funds’ Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks that include, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Other Asset-Backed Securities. Other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Funds that may invest in mortgage-related securities. Several types of asset-backed securities have already been offered to investors, including Enhanced Equipment Trust Certificates (“EETCs”) and Certificates for Automobile ReceivablesSM (“CARSSM”).

EETCs are typically issued by specially-created trusts established by airlines, railroads, or other transportation corporations. The proceeds of EETCs are used to purchase equipment, such as airplanes, railroad cars, or other equipment, which in turn serve as collateral for the related issue of the EETCs. The equipment generally is leased by the airline, railroad or other corporations, which makes rental payments to provide the projected cash flow for payments to EETC holders. Holders of EETCs must look to the collateral securing the certificates, typically together with a guarantee provided by the lessee corporation or its parent company for the payment of lease obligations, in the case of default in the payment of principal and interest on the EETCs. However, because principal and interest payments of EETCs are funded in the ordinary course by the lessee corporation, the Fund treats EETCs as corporate bonds/obligations for purposes of compliance testing and related classifications.

CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Consistent with a Fund’s investment objective and policies, the Fund also may invest in other types of asset-backed securities. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Investors should note that Congress from time to time may consider actions that would limit or remove the explicit or implicit guarantee of the payment of principal and/or interest on many types of asset-backed securities. Any such action would likely adversely impact the value of such securities.

Real Estate Securities and Related Derivatives

The Funds may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. A Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in S&P 500 Index.

Exchange Traded Notes

The Funds may invest in exchange traded notes (“ETNs”). ETNs are typically senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market index less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. A Fund may hold an ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant market index. ETNs do not make periodic interest payments and principal is not protected.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN despite the underlying market index remaining unchanged. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the fund characterizes and treats ETNs for tax purposes. The extent of a Fund’s investment in commodity-linked ETNs, if any, is limited by tax considerations. For more information regarding the tax treatment of commodity-linked ETNs, please see “Taxation” below.

An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and a Fund would bear a proportionate share of any fees and expenses borne by the ETN in which it invests.

A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in an effort to amplify the returns of an underlying market index can, at times, be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

ETNs are generally similar to structured investments and hybrid instruments. For discussion of these investments and the risks generally associated with them, see “Hybrid Instruments” in this SAI.

Hybrid Instruments

The Funds may invest in “hybrid” or indexed securities. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. If so, a Fund’s investments in these products will be subject to limits applicable to investments in investment companies and may be subject to other restrictions imposed by the 1940 Act.

Structured Notes and Indexed Securities. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. A Fund’s Sub-Adviser analyzes these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.

Potential Impact of Large Redemptions and Purchases of Fund Shares

From time to time, shareholders of a Fund (which may include affiliates of the Manager or, for certain Funds, affiliated and/or non-affiliated registered investment companies that invest in a Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities, or invest additional cash, as the case may be. While the overall impact of these transactions over time is not known, there could be adverse effects on the Fund’s performance to the extent that the Fund is required to sell securities or invest cash at times when it would not otherwise do so, which may result in a loss to the Fund. These transactions may result in higher portfolio turnover, accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and increase transaction costs, which may impact the Fund’s expense ratio. To the extent that such transactions result in short-term capital gains, such gains will generally be taxed at the ordinary income tax rate.

Cyber Security Risk

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies (such as the Funds) and their service providers (including the Manager) may be prone to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the Manager, a Sub-Adviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While the Manager has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

INVESTMENT RESTRICTIONS

Investment Objectives

Except to the extent set forth in the Prospectus, the investment objective(s) of each Fund is/are non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Fundamental Investment Restrictions

The investment restrictions set forth below are fundamental policies of the Target Funds and the Allocation Funds and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding voting securities of that Fund. Under these restrictions, each such Fund:

(1) may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto) or securities issued by any investment company;

(2) may not purchase securities of any issuer unless such purchase is consistent with the maintenance of the Fund’s status as a diversified company under the Investment Company Act of 1940, as amended;

(3) may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or that invest in real estate or interests therein;

(4) may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring delivery of physical commodities;

(5) may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;

(6) may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act;

(7) may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities; and

(8) may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Notwithstanding any other fundamental investment restriction or policy, each of the Target Funds may invest some or all of its assets in a single registered open-end investment company or a series thereof. Unless specified above, any fundamental investment restriction or policy of any such registered open-end investment company or series thereof shall not be considered a fundamental investment restriction or policy of the Target Funds.

The investment restrictions set forth below are fundamental policies of the Behavioral Advantage Large Cap Fund, Best Styles Emerging Markets Equity Fund, Best Styles Global Equity Fund, Best Styles International Equity Fund, Best Styles U.S. Equity Fund, China Equity Fund, Convertible Fund, Emerging Markets Debt Fund, Emerging Markets Small-Cap Fund, Europe Equity Dividend Fund, Global Fundamental Strategy Fund, Global Managed Volatility Fund, Global Megatrends Fund, Global Sustainability Fund, High Yield Bond Fund, International Growth Fund, International Small-Cap Fund, Micro Cap Fund, Multi-Asset Real Return Fund, NFJ Emerging Markets Value Fund, NFJ Global Dividend Value Fund, NFJ International Small-Cap Value Fund, NFJ International Value II Fund, Short Duration High Income Fund, Structured Return Fund, Ultra Micro Cap Fund, U.S. Small-Cap Growth Fund and U.S. Equity Hedged Fund and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding voting securities of that Fund. Under these restrictions, each such Fund:

(1) may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular “industry,” as the term is used in the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. This restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

(2) may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or that invest in real estate or interests therein;

(3) may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

(4) may not purchase or sell commodities. This restriction shall not prohibit a Fund, subject to the restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options, foreign exchange contracts, swap agreements and other financial transactions not requiring delivery of physical commodities;

(5) may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;

(6) may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act; and

(7) may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities.

While each of the above mentioned Funds, except for the China Equity Fund and the Emerging Markets Debt Fund is “diversified” within the meaning of the 1940 Act and may only purchase securities consistent with the maintenance of such Fund’s status as a diversified Company, each of the Behavioral Advantage Large Cap Fund, the International Value II Fund, and the Short Duration High Income Fund have an explicit fundamental policy that they may not purchase securities of any issuer unless such purchase is consistent with the maintenance of the Fund’s status as a diversified company under the Investment Company Act of 1940, as amended.

The investment restrictions set forth below are fundamental policies of the Global Water Fund, and may not be changed with respect to such Fund without shareholder approval by vote of a majority of the outstanding voting securities of that Fund. Under these restrictions, such Fund:

(1) may not concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction;

(2) may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate, or interests therein;

(3) may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

(4) may not purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws;

(5) may not borrow money or issue any senior security, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; and

(6) may not make loans, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

The Global Water Fund would be deemed to “concentrate” in a particular industry if it invested 25% or more of its total assets in that industry. The industry concentration policy of such Fund does not preclude it from focusing investments in issuers in a group of related industrial sectors.

The investment restrictions set forth below are fundamental policies of the Emerging Markets Consumer Fund and may not be changed with respect to such Fund without shareholder approval by vote of a majority of the outstanding voting securities of that Fund. Under these restrictions, such Fund:

(1) may not concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, as interpreted or modified, except as otherwise permitted by regulatory authority having jurisdiction from time to time, except that the Fund may concentrate its investments in securities of issuers in any one industry if the components of the Fund’s primary benchmark index (as stated in the Fund’s prospectus at the time) are concentrated in that industry.

(2) may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or that invest in real estate or interests therein;

(3) may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

(4) may not purchase or sell commodities. This restriction shall not prohibit the Fund, subject to the restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options, foreign exchange contracts, swap agreements and other financial transactions not requiring delivery of physical commodities;

(5) may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;

(6) may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act; and

(7) may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities.

The Emerging Markets Consumer Fund would be deemed to “concentrate” in a particular industry if it invested more than 25% of its total assets (taken at market value at the time of investment) in that particular industry. The industry concentration policy does not preclude the Emerging Markets Consumer Fund from investing in issuers in a group of related sectors or industries.

Currently, under the 1940 Act, a Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund’s total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund’s total assets). In addition, a Fund is not permitted to declare any cash dividend or other distribution on its shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than borrowing, is at least 300% of such principal amount.

Policies Relating to Rule 35d-1 under the 1940 Act

The Funds have adopted policies pursuant to Rule 35d-1(a) under the 1940 Act. The Funds will provide to shareholders the notice required by Rule 35d-1 under the 1940 Act, as such may be interpreted or revised from time to time, with respect to any change in any policy adopted pursuant to Rule 35d-1(a). Under such policies:

1. The Behavioral Advantage Large Cap Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of large capitalization companies based in the U.S.

2. The NFJ Global Dividend Value Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks that pay or are expected to pay dividends.

3. The China Equity Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of Chinese companies. See the Fund’s Fund Summary in the Prospectus for details.

4. The Global Water Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that are represented in one or more of the S&P Global Water Index, the Palisades Water or Global Water Indices or the S-Network Global Water Index (Composite), or that are substantially engaged in water-related activities. See “Summary of Principal Risks—Water-Related Risk” in the Prospectus for a detailed description of water-related activities.

5. The Short Duration High Income Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in debt securities issued by public and private companies, which are rated below investment grade, while maintaining an average duration of less than three years and in derivatives and other synthetic instruments that have economic characteristics similar to such debt securities. Derivatives transactions may have the effect of either magnifying or limiting the Fund’s gains and losses.

6. The Convertible Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in convertible securities, which include, but are not limited to, corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) equity securities or other securities, such as warrants or options, which provide an opportunity for equity participation.

7. The U.S. Small-Cap Growth Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of U.S. companies with smaller market capitalizations.

8. The High Yield Bond Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in high yield securities (“junk bonds”), which are fixed income securities rated below investment grade (rated Ba or below by Moody’s, or BB or below by S&P or Fitch, or if unrated, determined by the Sub-Adviser to be of comparable quality).

9. The Micro Cap Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of micro-cap companies.

10. The Ultra Micro Cap Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of ultra micro-cap companies.

11. The NFJ International Small-Cap Value Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities (such as preferred stocks, convertible securities and warrants) with smaller market capitalizations.

12. The International Small-Cap Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations. As currently contemplated, for purposes of this 80% policy, the Fund would consider smaller market capitalization companies to be companies with market capitalizations of below $5 billion.

13. The U.S. Equity Hedged Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of U.S. companies.

14. The NFJ Emerging Markets Value Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are domiciled in or tied economically to countries with emerging securities markets—that is, countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated that more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation.

15. The Best Styles Global Equity Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments.

16. The Emerging Markets Debt Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in debt instruments issued by Emerging Market Sovereign, Emerging Market Quasi-Sovereign and Emerging Market Corporate issuers.

17. The Best Styles U.S. Equity Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments, and the Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in securities of U.S. companies.

18. The Emerging Markets Consumer Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in securities and instruments that are tied economically to emerging markets countries and will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in securities of companies in the consumer and consumer-related sectors.

19. The Emerging Markets Small-Cap Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in securities and instruments that are tied economically to emerging markets countries and will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in companies with market capitalizations comparable to those of companies included in the MSCI Emerging Markets Small Cap Index.

20. The Best Styles Emerging Markets Equity Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments, and the Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in securities of companies that are tied economically to emerging markets countries.

21. The Best Styles International Equity Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments.

22. The Europe Equity Dividend Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks that pay or are expected to pay dividends, and the Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in securities of European companies.

Other Information Regarding Investment Restrictions and Policies

The Funds are also subject to other restrictions under the 1940 Act; however, the registration of the Trust under the 1940 Act does not involve any supervision by any federal or other agency of the Trust’s management or investment practices or policies, other than incident to occasional or periodic compliance examinations conducted by the SEC staff or other regulators.

Unless otherwise stated, all limitations applicable to a Fund’s investments will apply at the time of investment. A Fund will not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Any subsequent change in the percentage of a Fund’s total assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Fund’s total assets will not require the Fund to dispose of an investment until the Sub-Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. The Manager or applicable Sub-Adviser will take into account market, tax and other consequences to a Fund in considering whether or not sell or close out an investment that has become inconsistent with an investment limitation after its purchase due to market fluctuations, a change in ratings assigned to the security or other factors. In the event that ratings services assign different ratings to the same security, the Manager or Sub-Adviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings. Unless otherwise indicated, references to assets in the percentage limitations on a Fund’s investments refers to total assets.

As noted above, certain Funds have adopted policies pursuant to Rule 35d-1(a) under the 1940 Act. For purposes of determining compliance with its Rule 35d-1 policy, a Fund may account for a derivative position by reference to either its market value or notional value, depending on the circumstances. Consistent with the purposes of Rule 35d-1, a Fund may use a derivative contract’s notional value when notional value is the best measure of the economic exposure the derivative contract provides to investments that are consistent with the Fund’s name. In the event a Fund is the buyer or seller of a credit default swap, the Fund may use the notional value of the credit default swap (as a negative number for buying and as a positive number for selling) for purposes of measuring the Fund’s compliance with its Rule 35d-1 policy.

The Sub-Advisers may use Standard Industrial Classification (SIC) Codes, North American Industry Classification System (NAICS) Codes, the FTSE/Dow Jones Industry Classification Benchmark (ICB) system or any other reasonable industry classification system (including systems developed by the Sub-Advisers) for purposes of the Funds’ investment restrictions and policies relating to industry concentration, and the approaches used by the various Sub-Advisers may differ from one another.

In addition, each Sub-Adviser may use definitions and standards to determine compliance with the investment policies, strategies and restrictions of the Funds it sub-advises that are specific to that Sub-Adviser. For example, the Sub-Advisers may employ its own internally-developed definitions and standards in connection with defining Fund market capitalization criteria (e.g., determining whether a company is a “large,” “mid” or “small” capitalization company), characterizing a security as an “equity” or “fixed income” security, characterizing a security as a “growth” or “value” security, determining the composition of an “industry,” “sector” or group of related industries or sectors, determining the scope of a “geographic region” and characterizing an investment as a U.S. or non-U.S. investment (or otherwise determining the location of an investment for purposes of a Fund’s geographic restrictions). In addition, the definitions and standards used by a Sub-Adviser may change over time and without notice to investors, and in certain cases a Sub-Adviser may use definitions and standards for a Fund that differ from the definitions and standards it uses for other series of the Trust or for other funds and accounts that it advises.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness when such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

To the extent a Fund covers its commitment under a derivative instrument or other borrowing by the segregation of liquid assets, equal in value to the amount of the Fund’s commitment, or by entering into offsetting positions, such instrument is not considered a “senior security” for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund.

A Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for a Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

The phrase “shareholder approval,” as used in the Prospectus, and the phrase a “vote of a majority of the outstanding voting securities,” as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, Trust or share class, as the case may be, or (2) 67% or more of the shares of the Fund, Trust or share class, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Amended and Restated Agreement and Declaration of Trust, its Amended and Restated By-Laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.

Effective December 18, 2014, the Board of Trustees of the Trust, which also serves as the board of trustees of AllianzGI Institutional Multi-Series Trust, an open-end investment company with multiple series for which the Manager serves as investment manager and an affiliate of the Manager serves as investment sub-adviser, and Premier Multi-Series VIT, an open-end investment company with one series for which the Manager serves as investment manager and an affiliate of the Manager serves as investment sub-adviser, was consolidated with the board of trustees of Allianz Funds, an open-end investment company with multiple series for which the Manager serves as investment manager and affiliates of the Manager serve as investment sub-advisers. Effective December 18, 2014, Messrs. Drummond, MacLeod, Scoon and Sluyters and Ms. King became Trustees of the Trust and Mr. Scoon became Chairman of the Board. Each of Messrs. Drummond, MacLeod and Scoon is not an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust or of the Manager. Messrs. Drummond, MacLeod, Scoon and Sluyters are the trustees of Allianz Funds.

Board Leadership Structure — The Trust’s Board of Trustees consists of eleven Trustees, nine of whom are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust or of the Manager (the “Independent Trustees”), which represents over 81% of Board members that are Independent Trustees. An Independent Trustee serves as Chairman of the Board and is selected by vote of the majority of the Independent Trustees. The Chairman of the Board presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Board of Trustees meets regularly four times each year to discuss and consider matters concerning the Trust and the Funds, and also holds special meetings to address matters arising between regular meetings. The Independent Trustees regularly meet outside the presence of Trust management and are advised by independent legal counsel. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone.

The Board of Trustees has established five standing Committees to facilitate the Trustees’ oversight of the management of the Trust: the Audit Oversight Committee, the Contracts Committee, the Governance and Nominating Committee, the Performance Committee and the Valuation Committee. The functions and role of each Committee are described below under “Committees of the Board of Trustees.” The membership of each Committee includes, at a minimum, all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board reviews its leadership structure periodically and has determined that this leadership structure, including an Independent Chairman, a supermajority of Independent Trustees and having Independent Trustees serve as Committee Chairs, is appropriate in light of the characteristics and circumstances of the Trust. In reaching this conclusion, the Board considered, among other things, the predominant role of the Manager and Sub-Advisers in the day-to-day management of Fund affairs, the extent to which the work of the Board is conducted through the Committees, the number of portfolios that comprise the Trust and the Fund Complex, the variety of asset classes those series include, the net assets of each Fund, the Trust and the Fund Complex and the management, distribution and other service arrangements of each Fund, the Trust and the Fund Complex. The Board also believes that its structure, including the presence of two Trustees who are executives with one or more Manager-affiliated entities, facilitates an efficient flow of information concerning the management of the Trust to the Independent Trustees.

Risk Oversight — Each of the Funds has retained the Manager and the applicable Sub-Adviser to provide investment advisory services, and, in the case of the Manager, administrative services, and these service providers are immediately responsible for the management of risks that may arise from Fund investments and operations. Some employees of the Manager and its affiliates serve as the Trust’s officers, including the Trust’s principal executive officer and principal financial and accounting officer, chief compliance officer and chief legal officer. The Manager and the Sub-Advisers employ different processes, procedures and controls to identify and manage different types of risks that may affect the Funds. The Board oversees the performance of these functions by the Manager and Sub-Advisers, both directly and through the Committee structure it has established. The Board receives from the Manager and Sub-Advisers a wide range of reports and presentations, both on a regular and as-needed basis, relating to the Funds’ activities and to the actual and potential risks of the Funds and the Trust as a whole. These include, among others, reports and presentations on investment risks, custody and valuation of the Funds’ assets, compliance with applicable laws, the Funds’ financial accounting and reporting and the Board’s oversight of risk management functions. The Board also regularly receives, from the Funds’ principal underwriter and the CCO (as defined below), reports regarding the distribution, sale and marketing of the Funds’ shares, as well as related risks. In addition, the Board meets periodically with the individual portfolio managers of the Funds or their delegates to receive reports regarding the portfolio management of the Funds and their performance, including their investment risks. In the course of these meetings and discussions with the Manager and the Sub-Advisers, the Board has emphasized the importance of maintaining vigorous risk-management programs and procedures.

In addition, the Board has appointed a Chief Compliance Officer (“CCO”) of the Trust. The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, interacts with individuals within Allianz Global Fund Management’s organization including its Head of Risk Management, and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Trust with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect the Funds can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve the Funds’ investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and for other reasons, the Board’s risk management oversight is subject to substantial limitations.

The Trustees and executive officers of the Trust, their years of birth, the position they hold with the Trust, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustees oversee and other directorships held by the Trustees of the Trust are listed in the following tables. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is 1633 Broadway, New York, NY 10019.

Independent Trustees(1)

Based on a review of the experience, qualifications, attributes and skills of each Trustee, including those enumerated in the table below, the Board has determined that each of the Trustees is qualified to serve as a Trustee of the Trust. Each Independent Trustee has served as a Trustee of the Trust for a number of years and/or has served as a Trustee of one or more investment companies affiliated with the Trust for a number of years. These qualifications, as well as other qualifications preceding the five-year reporting period in the table below, support the conclusion that each individual should serve as a Trustee in light of the Trust’s business and structure.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
Deborah A. DeCotis 1952	Trustee	Since March 2011	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Member, Circle Financial Group (since 2010); Trustee, Stanford University (since 2010); and Member, Council on Foreign Relations (since 2013). Formerly, Director, Helena Rubenstein Foundation (1997-2012); and Director, Armor Holdings (2002-2010).	92	None.

F. Ford Drummond 1962	Trustee	Since December 2014	Owner/Operator, Drummond Ranch; and Director, Oklahoma Water Resources Board. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration).	63	Director, Bancfirst Corporation.

Bradford K. Gallagher 1944	Trustee	Since September 2010	Retired. Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); and Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001); Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); and Chairman and Trustee, Commonfund (2005-2014).	92	Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010).

James A. Jacobson 1945	Trustee	Since December 2009	Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.	92	Trustee, Alpine Mutual Funds Complex consisting of 18 funds.

Hans W. Kertess	Trustee	Since March	President, H. Kertess & Co., a financial	92	None.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
1939		2008	advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

James S. MacLeod 1947	Trustee	Since December 2014	Director, Chairman and Chief Executive Officer, CoastalSouth Bancshares, Inc.; Director and President, CoastalStates Bank; Director, Homeowners Mortgage; and Trustee, University of Tampa. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation. Formerly, Chief Executive Officer of Homeowners Mortgage.	63	Director, Sykes Enterprises, Inc.

William B. Ogden, IV 1945	Trustee	Since March 2008	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	92	None.

Alan Rappaport 1953	Trustee	Since June 2010	Advisory Director (formerly Vice Chairman) (since 2009), Roundtable Investment Partners; Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007); Director, Victory Capital Holdings, Inc., an asset management firm (since 2013).	92	None.

Davey S. Scoon 1946	Trustee, Chairman of the Board	Since December 2014	Adjunct Professor, University of Wisconsin-Madison. Formerly, Chief Administrative and Financial Officer, Tom’s of Maine (personal care products manufacturing); Chief Administrative and Financial Officer, SunLife Financial- U.S. (financial services); and Adjunct Assistant Professor, Tufts University School of Medicine	63	Chairman, Tufts Health Plan; Director, AMAG Pharmaceuticals, Inc.; Director, Orthofix International N.V. and Director, Biodel Inc. Formerly, Director, CardioKine Inc. and Director, NitroMed, Inc.

Interested Trustees(1)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Susan M. King(2) 1963	Trustee	Since December 2014	Chief Marketing Officer, Allianz Global Investors U.S. LLC (since 2013). Formerly, Global Head of Marketing for Morgan Stanley Investment Management (2011-2013). Formerly, Consultant (self-employed) (2009-2011). Formerly, Head of US Distribution Marketing for Legg Mason (2005-2009).	67	None.

Julian Sluyters(2) 1960	Trustee	Since December 2014	Chairman of the Management Board of Allianz Global Investors Fund Management LLC (since 2013); Chief Operating Officer, Managing Director and member of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2012). Formerly, President and Chief Executive Officer, Old Mutual Capital Inc. (2008-2012).	67	None.

*	Unless otherwise indicated, the business address of the persons listed above is c/o Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019.
(1)	“Independent Trustees” are those Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act), and “Interested Trustees” are those Trustees who are “interested persons” of the Funds.
(2)	Each of Ms. King and Mr. Sluyters is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to her or his affiliation with the Manager and its affiliates.

Executive Officers

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Julian Sluyters 1633 Broadway, 43rd Floor New York, NY 10019 1960	Trustee, President and Chief Executive Officer	Trustee—12/2014 to present; President and Chief Executive Officer—3/2014 to present	See above.

Lawrence G. Altadonna 1633 Broadway, 43rd Floor New York, NY 10019 1966	Treasurer, Principal Financial and Accounting Officer	1/2011 to present	Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 67 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Treasurer of numerous funds in the Fund Complex (2005-2010).

Thomas J. Fuccillo 1633 Broadway, 43rd Floor New York, NY 10019 1968	Vice President, Secretary and Chief Legal Officer	3/2008 to present	Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 67 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Thomas L. Harter, CFA 680 Newport Center Drive, Suite 250 Newport Beach, CA 92660 1975	Chief Compliance Officer	6/2013 to present	Director of Allianz Global Investors U.S. Holdings LLC; Chief Compliance Officer of 67 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).

Richard J. Cochran 1633 Broadway, 43rd Floor New York, NY 10019 1961	Assistant Treasurer	5/2008 to present	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 67 funds in the Fund Complex and of The Korea Fund, Inc.

Scott Whisten 1633 Broadway, 43rd Floor New York, NY 10019 1971	Assistant Treasurer	3/2008 to present	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 67 funds in the Fund Complex.

Orhan Dzemaili 1633 Broadway, 43rd Floor New York, NY 10019 1974	Assistant Treasurer	1/2011 to present	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 67 funds in the Fund Complex.

Lagan Srivastava 1633 Broadway, 43rd Floor New York, NY 10019 1977	Assistant Secretary	3/2008 to present	Vice President of Allianz Global Investors U.S. Holdings LLC; Assistant Secretary of 67 funds in the Fund Complex.

Richard H. Kirk 1633 Broadway, 43rd Floor New York, NY 10019 1961	Assistant Secretary	3/2008 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; Director and Senior Counsel of Allianz Global Investors Distributors LLC. Assistant Secretary of 62 funds in the Fund Complex.

Paul Koo(1) 555 Mission Street, Suite 1700 San Francisco, CA 94105 1964	Assistant Secretary	6/2013 to present	Director and Chief Compliance Officer of Allianz Global Investors U.S. LLC; and Assistant Secretary of 62 funds in the Fund Complex. Formerly, Associate Chief Compliance Officer, Dodge & Cox (2010-2011).

Morley D. Campbell(2) 1633 Broadway New York, NY 10019 1981	Assistant Secretary	12/2012 to present	Portfolio Manager and Managing Director of NFJ Investment Group LLC. Assistant Secretary of 42 funds in the Fund Complex.

Thomas W. Oliver(2) 1633 Broadway New York, NY 10019 1971	Assistant Secretary	12/2012 to present	Portfolio Manager and Managing Director of NFJ Investment Group LLC. Assistant Secretary of 42 funds in the Fund Complex.

Each of the Trust’s executive officers is an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

(1)	Paul Koo is Assistant Secretary of the Trust with a limited authority to open, maintain and close certain custodial and trading accounts for all series of the Trust.
(2)	Morley D. Campbell and Thomas W. Oliver are Assistant Secretaries of the Trust with a limited authority to open, maintain and close certain custodial and trading accounts for AllianzGI NFJ Emerging Markets Value Fund.

Trustee Qualifications — The Board has determined that each Trustee should serve as such based on several factors (none of which alone is decisive). As mentioned above, each Independent Trustee has served as a Trustee of the Trust for a number of years and/or has served as a Trustee of one or more investment companies affiliated with the Trust for a number of years. Each Trustee is knowledgeable about the Trust’s business and service provider arrangements, which are for the most part common among the Trust, Allianz Funds, AllianzGI Institutional Multi-Series Trust and Premier Multi-Series VIT. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to qualifications, experiences and skills are not intended to hold out the Board or individual Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Deborah A. DeCotis — Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and/or experience in oversight of investment management functions through her experience as a Director of the Helena Rubenstein Foundation, Stanford Graduate School of Business and Armor Holdings.

F. Ford Drummond — Mr. Drummond has substantial legal background and experience in the oversight and management of regulated companies through his work as General Counsel of BMI Health Plans, a benefits administrator. He has substantial board experience in the banking sector as a director of the BancFirst Corporation, Oklahoma’s largest state chartered bank, and as a former director of The Cleveland Bank. Mr. Drummond also serves as a member and is a past chairman of the Oklahoma Water Resources Board, which provides tax exempt financing for water infrastructure projects in the state.

Bradford K. Gallagher — Mr. Gallagher has substantial executive and board experience in the financial services and investment management industries. He has served as director to several other investment companies. Having served on the Operating Committee of Fidelity Investments and as a Managing Director and President of Fidelity Investments Institutional Services Company, he provides the Trust with significant asset management industry expertise. He also brings significant securities industry experience, having served as a developer and founder of several enterprises and private investment vehicles.

James A. Jacobson — Mr. Jacobson has substantial executive and board experience in the financial services industry. He served for more than 15 years as a senior executive at an NYSE specialist firm. He has also served on the NYSE Board of Directors, including terms as Vice Chair. As such, he provides significant expertise on matters relating to portfolio brokerage and trade execution. He also provides significant financial expertise and serves as the Audit Oversight Committee’s Chair and has been determined by the Board to be an “audit committee financial expert.” He has expertise in investment company matters through his service as a trustee of another fund family.

Hans W. Kertess — Mr. Kertess has substantial executive experience in the investment management industry. He is the president of a financial advisory company, H. Kertess & Co., and formerly served as a Managing Director of Royal Bank of Canada Capital Markets. He has significant expertise in the investment banking industry.

Susan M. King — Ms. King has substantial executive experience in the asset management industry in marketing and product management positions. She also has experience in the investment banking industry. Ms. King currently serves in a senior-level position with an investment advisory firm affiliated with the Manager. Because of her familiarity with the Funds, the Manager and affiliated entities, she serves as an important information resource for the Independent Trustees.

James S. MacLeod — Mr. MacLeod has substantial business and finance experience, including in the banking sector. He has experience as an officer and a board member of public and private companies. He is the Chairman and Chief Executive Officer of Coastal Bancshares and President of CoastalStates Bank. He is also on the board of Homeowners Mortgage and Sykes Enterprises, Inc. He also has experience in the non-profit sector overseeing the endowment of the University of Tampa while serving as Trustee (since 2006), Chairman of the Development Committee and Member of the Executive Committee.

William B. Ogden, IV — Mr. Ogden has substantial senior executive experience in the investment banking industry. He served as Managing Director at Citigroup, where he established and led the firm’s efforts to raise capital for and provide mergers and acquisition advisory services to asset managers and investment advisers. He also has significant expertise with fund products through his senior-level responsibility for originating and underwriting a broad variety of such products.

Alan Rappaport — Mr. Rappaport has substantial senior executive experience in the financial services industry. He formerly served as Chairman and President of the private banking division of Bank of America and as Vice Chairman of U.S. Trust. He is currently Advisory Director of an investment banking firm.

Davey S. Scoon — Mr. Scoon has many years of senior executive experience in the financial services industry, including 14 years as Chief Operating Officer of Colonial Mutual Funds. He has a background and experience in accounting and finance as well as experience as an officer of public companies. He served as Chief Administrative and Financial Officer for Tom’s of Maine and SunLife Financial – U.S. He serves on several public company boards. He is a director of several biomedical companies, including serving as board chair of a health plan with a $1 billion investment portfolio.

Julian Sluyters — Mr. Sluyters has substantial business and finance experience, including an accounting background and experience as an executive in the investment management industry. He has served in a variety of senior-level positions with investment advisory firms affiliated with the Manager. Because of his familiarity with the Funds, the Manager and affiliated entities, he serves as an important information resource for the Independent Trustees and as a facilitator of communication with the Manager.

Committees of the Board of Trustees

Audit Oversight Committee. The Trust’s Board has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Trust’s Audit Oversight Committee is currently composed of Messrs. Drummond, Gallagher, Jacobson, Kertess, MacLeod, Ogden, Rappaport and Scoon, and Ms. DeCotis, each of whom is an Independent Trustee. Mr. Jacobson is the current Chair of the Trust’s Audit Oversight Committee.

The Trust’s Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of each Fund and, among other things, determines the selection of the independent registered public accounting firm for the Funds and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by the independent registered public accounting firm on behalf of the Funds, and approves non-audit services to be performed by the independent registered public accounting firm for certain affiliates, including the Manager, the applicable Sub-Adviser and entities in a control relationship with the Manager or the Sub-Advisers, that provide services to the Funds where the engagement relates directly to the operations and financial reporting of the Funds. The Audit Oversight Committee considers the possible effect of those services on the independence of the Funds’ independent registered public accounting firm. The Audit Oversight Committee adopted a new charter on March 5, 2015 and convened two times during the fiscal year ended November 30, 2014.

Contracts Committee. The Trust’s Contracts Committee is currently composed of Messrs. Drummond, Gallagher, Jacobson, Kertess, MacLeod, Ogden, Rappaport and Scoon, and Ms. DeCotis, each of whom is an Independent Trustee. Ms. DeCotis is the current Chair of the Trust’s Contracts Committee. The Contracts Committee’s responsibilities include reviewing and considering the periodic renewal of the Funds’ investment advisory and administration and distribution agreements and plans. The Contracts Committee was constituted on March 5, 2015, and prior to that date its responsibilities were carried out by the Trust’s Independent Trustees.

Governance and Nominating Committee. The Trust’s Governance and Nominating Committee is currently composed of Messrs. Drummond, Gallagher, Jacobson, Kertess, MacLeod, Ogden, Rappaport and Scoon, and Ms. DeCotis, each of whom is an Independent Trustee. Mr. MacLeod is the Chair of the Trust’s Governance and Nominating Committee. The Governance and Nominating Committee’s responsibilities include the oversight of matters relating to the functions and duties of the Board of Trustees (including Board education) and the screening and nomination of candidates for election to the Board of Trustees as independent trustees of the Trust. It is the policy of the Governance and Nominating Committee to consider trustee nominees recommended by shareholders. The procedures by which shareholders can submit nominee recommendations to the Governance and Nominating Committee are summarized below and set forth as Appendix D to this Statement of Additional Information. The Governance and Nominating Committee succeeds the previously existing Compensation Committee of the Trust and will periodically review and recommend for approval by the Board the structure and level of compensation and any related benefits to be paid or provided by the Trust to the Independent Trustees for their services on the Board and any committees of the Board. The Governance and Nominating Committee was called the Nominating Committee prior to March 5, 2015 and convened two times during the fiscal year ended November 30, 2014.

Qualifications, Evaluation and Identification of Trustee Nominees. The Governance and Nominating Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Governance and Nominating Committee for nomination as a Trustee. The Governance and Nominating Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) ability, judgment and expertise; and (v) overall diversity of the Board’s composition. The Governance and Nominating Committee may consider candidates for Trustee recommended by the Trust’s current Trustees, the Trust’s officers, the Manager or the Sub-Advisers, shareholders of any

Fund and any other source the Governance and Nominating Committee deems appropriate. The Governance and Nominating Committee may, but is not required to, retain a third-party search firm at the Trust’s expense to identify potential candidates.

Consideration of Candidates Recommended by Shareholders. The Governance and Nominating Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided that the recommending shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix A to the Trust’s Governance and Nominating Committee Charter and attached as Appendix D to this Statement of Additional Information. Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. Any recommendation must include certain biographical and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary. Please refer to the Governance and Nominating Committee Charter, available at http://us.allianzgi.com/ClosedEndFund/External%20Documents/nominating_committee_charter.pdf and the Procedures for Shareholders to Submit Nominee Candidates, attached as Appendix D to this Statement of Additional Information.

The Governance and Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of Trustees.

Performance Committee. The Trust’s Performance Committee is currently composed of Messrs. Drummond, Gallagher, Jacobson, Kertess, MacLeod, Ogden, Rappaport, Scoon and Sluyters and Mses. DeCotis and King. Mr. Rappaport is the current Chair of the Trust’s Performance Committee. The Performance Committee’s responsibilities include reviewing the performance of the Funds and any changes in investment philosophy, approach and personnel of the Funds’ Sub-Advisers. The Performance Committee was constituted on March 5, 2015, and prior to that date its responsibilities were carried out by the Trust’s Board of Trustees.

Valuation Committee. The Trust’s Valuation Committee is currently composed of Messrs. Drummond, Gallagher, Jacobson, Kertess, MacLeod, Ogden, Rappaport, Scoon and Sluyters, and Mses. DeCotis and King. Mr. Ogden is the current Chair of the Trust’s Valuation Committee. The Valuation Committee has been delegated responsibility by the Trust’s Board of Trustees for overseeing determinations of the fair value of the Funds’ portfolio securities on behalf of the Board in accordance with the Funds’ valuation procedures. The Valuation Committee reviews and approves procedures for the fair valuation of the Funds’ portfolio securities and periodically reviews information from the Manager and the Sub-Advisers regarding fair value and liquidity determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters. The Valuation Committee adopted a new charter on March 5, 2015 and convened four times separately during the fiscal year ended November 30, 2014.

Securities Ownership

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Trust, and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Trust’s family of investment companies. The dollar ranges used in the table are (i) None; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; and (v) Over $100,000. The following table includes securities in which the Trustees hold an economic interest through their deferred compensation plan. See “Trustees’ Compensation” below.

Securities Ownership as of December 31, 2014 (except as noted)

Name of Trustee	Dollar Range of Equity Securities in Each Fund or Series Overseen by the Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees(1)
Deborah A. DeCotis	Over $100,000	Over $100,000
F. Ford Drummond	Over $100,000	Over $100,000
Bradford K. Gallagher	Over $100,000	Over $100,000
James A. Jacobson	Over $100,000	Over $100,000
Hans W. Kertess	Over $100,000	Over $100,000

Name of Trustee	Dollar Range of Equity Securities in Each Fund or Series Overseen by the Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
James S. MacLeod	None	Over $100,000
William B. Ogden IV	Over $100,000	Over $100,000
Alan Rappaport	$50,001-$100,000	Over $100,000
Davey S. Scoon	None	Over $100,000
Interested Trustees(1)
Susan M. King	$10,001-$50,000	$10,001-$50,000
Julian Sluyters	Over $100,000	Over $100,000

(1)	“Independent Trustees” are those Trustees who are not “Interested Persons” (as defined in Section 2(a)(19) of the 1940 Act), and “Interested Trustees” are those Trustees who are “Interested Persons” of the Funds. Each of Ms. King and Mr. Sluyters is an “Interested Person” of the Funds due to her or his affiliation with the Manager and its affiliates.

To the Trust’s knowledge, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust as of December 31, 2014 by Independent Trustees and their immediate family members:

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
Deborah A. DeCotis	None	None	N/A	N/A	N/A
F. Ford Drummond	None	None	N/A	N/A	N/A
Bradford K. Gallagher	None	None	N/A	N/A	N/A
James A. Jacobson	None	None	N/A	N/A	N/A
Hans W. Kertess	None	None	N/A	N/A	N/A
James S. MacLeod	None	None	N/A	N/A	N/A
William B. Ogden, IV1	None	None	N/A	N/A	N/A
Alan Rappaport	None	None	N/A	N/A	N/A
Davey S. Scoon	None	None	N/A	N/A	N/A

[1]	Mr. Ogden owns a less than 1% limited liability company interest in PIMCO Global Credit Opportunity Onshore Fund LLC, a private investment vehicle sponsored by an affiliate of the Manager.

Trustees’ Compensation

Each of the Independent Trustees also serves as a trustee of Allianz Funds, AllianzGI Institutional Multi-Series Trust, and Premier Multi-Series VIT. Each of Messrs. Gallagher, Jacobson, Kertess, Ogden and Rappaport and Ms. DeCotis also serves as a trustee of AllianzGI Convertible & Income Fund, AllianzGI Convertible & Income Fund II, AllianzGI NFJ Dividend, Interest & Premium Strategy Fund and AllianzGI Equity & Convertible Income Fund, each a closed-end fund for which the Manager serves as investment manager and affiliates of the Manager serve as sub-adviser (together, the “Allianz Closed-End Funds”). In addition, each of Messrs. Gallagher, Jacobson, Kertess, Ogden and Rappaport and Ms. DeCotis serves as a trustee or director of a number of closed-end and open-end funds for which Allianz Global Fund Management previously served as investment manager and its affiliate, Pacific Investment Management Company LLC (“PIMCO”), served as sub-adviser (together, the “PIMCO-Sponsored Funds”). The PIMCO-Sponsored Funds were transitioned to the PIMCO Funds platform effective September 5, 2014, such that Allianz Global Fund Management no longer serves as the investment manager to those funds.

Each of the Allianz Closed-End Funds, AllianzGI Institutional Multi-Series Trust, Premier Multi-Series VIT, Allianz Funds and the Trust is expected to hold joint meetings of their Boards of Trustees whenever possible. Effective January 1, 2015, each Trustee, other than any Trustee who is a director, officer, partner or employee of the Manager or any entity controlling, controlled by or under common control with the Manager receives annual compensation of $225,000, payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $25,000 annually, payable quarterly. Trustees will also be reimbursed for meeting-related expenses.

Each Trustee’s compensation and other costs in connection with joint meetings will be allocated among the Allianz Closed-End Funds, Allianz Funds, AllianzGI Institutional Multi-Series Trust, Premier Multi-Series VIT and the Trust, as applicable, on the basis of fixed percentages as between each such group of funds. Trustee compensation and other costs will then be further allocated pro rata among the individual funds within each grouping (such as among the Funds) based on the complexity of issues relating to each such fund and relative time spent by the Trustees in addressing them, and on each such fund’s relative net assets.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex (see below). The Trust has adopted a deferred compensation plan for the Trustees that went into place during 2015 and permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such compensation. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred compensation had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

The following table sets forth information regarding compensation for the most recent fiscal year (except as noted) received by those Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust. (Trustees who are interested persons of the Trust and Officers of the Trust receive no compensation from the Trust). Prior to January 1, 2015, the compensation arrangements for those Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) differed from the compensation arrangements effective January 1, 2015, as described above

Name of Person	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees for Calendar Year- Ended December 31, 2014(1)
Bradford K. Gallagher	$85,931	0	0	$218,000
James A. Jacobson	$103,117	0	0	$262,000
Hans W. Kertess	$111,713	0	0	$285,000
William B. Ogden IV	$85,931	0	0	$218,000
Alan Rappaport	$85,931	0	0	$218,000
Deborah A. DeCotis	$85,931	0	0	$218,000
F. Ford Drummond(2)	N/A	N/A	N/A	$162,500
James S. MacLeod(2)	N/A	N/A	N/A	$175,000
Davey S. Scoon(2)	N/A	N/A	N/A	$265,000

(1)	Each of Messrs. Drummond, Gallagher, Jacobson, Kertess, MacLeod, Ogden, Rappaport and Scoon and Ms. DeCotis serves as trustee or director of several other closed-end and/or open-end investment companies considered to be in the same Fund Complex as the Trust. Messrs. Gallagher, Jacobson, Kertess, Ogden and Rappaport and Ms. DeCotis currently serve as trustee or director of 50 such investment companies. Messrs. Drummond, MacLeod and Scoon currently serve as trustee or director of 21 such investment companies.
(2)	Each of Messrs. Drummond, MacLeod and Scoon became a Trustee of the Trust on December 18, 2014.

As disclosed in the section titled “Additional Information About Purchases, Exchanges and Redemptions of Class A, Class B, Class C, Class R, Class R6 and Institutional Class Shares,” each Fund may sell its Class A shares at net asset value without a sales charge to certain categories of investors, including current or retired officers, trustees, directors or employees of either the Trust, Allianz Global Fund Management, Pacific Investment Management Company or the Distributor, and certain other affiliates of Allianz Global Fund Management, Pacific Investment Management Company or the Distributor, a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons. The Trust believes that this arrangement encourages affiliated persons of the Funds to invest in the Funds, which further aligns the interests of the Funds and those persons affiliated with them.

Proxy Voting Policies

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities have been included as Appendix C. Summary descriptions of the proxy voting policies and procedures of Allianz Global Fund Management and the Sub-Advisers are also included in Appendix C. Information regarding how the Trust voted proxies relating to securities held by the Funds during the most recent twelve-month period ended June 30 is available, without charge, upon request by calling 1-800-988-8380 (for Class A, Class B, Class C and Class R) or 1-800-498-5413 (Class P, Class D, Institutional Class, Class R6 and Administrative Class) and on the SEC’s website, www.sec.gov and on the Allianz Global Investors website, us.allianzgi.com.

Investment Manager

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) serves as investment manager to each of the Funds pursuant to an investment management agreement (“Management Agreement”) between Allianz Global Fund Management and the Trust. The Manager is a wholly-owned indirect subsidiary of Allianz Asset Management of America L.P. (“AAMA”). AAMA, acting through an investment management division, was the former investment manager to the Trust. AAMA was organized as a limited partnership under Delaware law in 1987. AAMA’s sole general partner is Allianz Asset Management of America LLC. Allianz Asset Management of America LLC has three members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation that owns a 99.8% non-managing interest, Allianz Asset Management Aktiengesellschaft, a German company that owns a 0.1% non-managing interest, and Allianz Asset Management of America Holdings Inc., a Delaware corporation that owns a 0.1% managing interest. Allianz of America is a wholly-owned indirect subsidiary of Allianz SE. Allianz Asset Management of

America Holdings Inc. is a wholly-owned subsidiary of Allianz Asset Management Aktiengesellschaft, which is an indirect subsidiary of Allianz SE. Allianz SE indirectly holds a controlling interest in AAMA. Allianz SE is a European-based, multinational insurance and financial services holding company. The address for AAMA, Allianz Asset Management of America LLC and Allianz Asset Management of America Holdings Inc. is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. The address for Allianz Asset Management Aktiengesellschaft is Seidlstrasse, 24-24a, D-80335, Munich, Germany. Allianz SE’s address is Koeniginstrasse 28, D-80802, Munich, Germany.

The general partner of AAMA has substantially delegated its management and control of AAMA to a Management Board.

The Manager is located at 1633 Broadway, New York, NY 10019. The Manager had approximately $35.9 billion of assets under management as of December 31, 2014.

As of the date of this Statement of Additional Information, there are no significant institutional shareholders of Allianz SE.

Management Agreement

The Manager, subject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Funds and for managing, either directly or through others selected by the Manager, the investments of the Funds. The Manager also furnishes to the Board of Trustees periodic reports on the investment performance of each Fund. As more fully discussed below, the Manager has engaged various affiliates and non-affiliates to serve as Sub-Advisers. If a Sub-Adviser ceases to manage the portfolio of a Fund, the Manager will either assume full responsibility for the management of that Fund, or retain a new sub-adviser subject to the approval of the Trustees and, if required, the Fund’s shareholders.

Under the terms of the Management Agreement, the Manager is obligated to manage the Fund in accordance with applicable laws and regulations. The investment management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement. The Manager is free to, and does, render investment management services to others.

The Management Agreement will continue in effect with respect to a Fund for two years from its effective date, and thereafter on a yearly basis, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund, or by the Board of Trustees, and (ii) by a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Management Agreement. The Management Agreement may be terminated without penalty by vote of the Trustees or the vote of a majority of the outstanding voting shares of the Trust (or with respect to a particular Fund, by the vote of a majority of the outstanding voting shares of such Fund), or by the Manager, on 60 days’ written notice to the other party, and will terminate automatically in the event of its assignment.

The Management Agreement provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The Manager currently receives a monthly investment management fee from each Fund at the following annual rates (based on the average daily net assets of the particular Funds):

Fund	Management Fee Rate
Behavioral Advantage Large Cap Fund	0.40%
Best Styles Emerging Markets Equity Fund	0.40%
Best Styles Global Equity Fund	0.30%
Best Styles International Equity Fund	0.30%
Best Styles U.S. Equity Fund	0.30%
China Equity Fund	1.10%
Convertible Fund	0.57%
Emerging Markets Consumer Fund	1.00%
Emerging Markets Debt Fund	0.75%
Emerging Markets Small-Cap Fund	1.20%
Europe Equity Dividend Fund	0.80%
Global Allocation Fund	0.70%
Global Dynamic Allocation Fund	0.70%
Global Fundamental Strategy Fund	0.75%
Global Managed Volatility Fund	0.40%
Global Megatrends Fund	0.00%
Global Sustainability Fund	0.80%
Global Water Fund	0.95%
High Yield Bond Fund	0.48%
International Growth Fund	0.80%
International Small-Cap Fund	1.00%
Micro Cap Fund	1.25%
Multi-Asset Real Return Fund	0.75%
NFJ Emerging Markets Value Fund	1.00%
NFJ Global Dividend Value Fund	0.80%
NFJ International Small-Cap Value Fund	0.95%
NFJ International Value II Fund	0.80%
Retirement 2015 Fund	0.05%
Retirement 2020 Fund	0.05%
Retirement 2025 Fund	0.05%
Retirement 2030 Fund	0.05%
Retirement 2035 Fund	0.05%
Retirement 2040 Fund	0.05%
Retirement 2045 Fund	0.05%
Retirement 2050 Fund	0.05%
Retirement 2055 Fund	0.05%
Retirement Income Fund	0.05%
Short Duration High Income Fund	0.48%
Structured Return Fund	0.60%
Ultra Micro Cap Fund	1.50%
U.S. Equity Hedged Fund	0.70%
U.S. Small-Cap Growth Fund	0.90%

Management Fee Waiver

Pursuant to a Management Fee Waiver Agreement, the Manager has agreed to waive a portion of its fee with respect to investments by the Global Allocation Fund and the Global Dynamic Allocation Fund in Underlying Funds to the extent it exceeds 0.15% of the portion of Fund assets attributable to investments in Underlying Funds. Similarly, the Manager has agreed to waive, through at least March 31, 2016, an additional portion of its fee with respect to investments by the Global Allocation Fund and the Global Dynamic Allocation Fund in Other Acquired Funds to the extent it exceeds 0.15% of the portion of Fund assets attributable to investments in Other Acquired Funds. Notwithstanding the foregoing, the Manager will continue to receive its full fee on assets invested by the Global Allocation Fund and the Global Dynamic Allocation Fund directly in investments other than Underlying Funds or Other Acquired Funds.

Expense Limitation Agreements

With respect to certain Funds, the Manager has contractually agreed until the date indicated in the applicable Fund’s “Annual Fund Operating Expenses” table in the Fund’s Fund Summary to irrevocably waive its Management Fee or reimburse the Fund, to the extent that Total Annual Fund Operating Expenses (after the application of any additional fee waiver described above) including payment of organizational expenses, but excluding interest, tax and extraordinary expenses, Acquired Fund Fees and Expenses (except in the case of the Target Funds, for which Acquired Fund Fees and Expenses are included) (as calculated in accordance with the 1940 Act), and certain credits and other expenses, including custodial credits, transfer agency credits and expense offset arrangements, exceed the amount specified for each share class of the Fund in its “Annual Fund Operating Expenses” table, as a percentage of average net assets. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

The following table sets forth the amount of the management fee paid by the Trust to the Manager for the last three fiscal years. Certain of the Funds are newly formed, and the Trust did not pay any management fee amounts to the Manager during the periods noted for such Funds.

Fund	Year Ended 11/30/14	Year Ended 11/30/13	Year Ended 11/30/12
Behavioral Advantage Large Cap Fund	$312,514	$144,433	$53,066
Best Styles Emerging Markets Equity Fund	N/A	N/A	N/A
Best Styles Global Equity Fund	97,935	N/A	N/A
Best Styles International Equity Fund	N/A	N/A	N/A
Best Styles U.S. Equity Fund	N/A	N/A	N/A
China Equity Fund	56,165	46,056	43,440
Convertible Fund	14,885,740	9,173,653	4,755,095
Emerging Markets Consumer Fund	N/A	N/A	N/A
Emerging Markets Debt Fund	46,657	N/A	N/A
Emerging Markets Small-Cap Fund	N/A	N/A	N/A
Europe Equity Dividend Fund	N/A	N/A	N/A
Global Allocation Fund	1,820,046	1,774,487	1,787,109
Global Dynamic Allocation Fund	55,421	68,215	60,753
Global Fundamental Strategy Fund	166,063	63,794	N/A
Global Managed Volatility Fund	63,468	61,350	47,046
Global Megatrends Fund	N/A	N/A	N/A
Global Sustainability Fund	N/A	N/A	N/A
Global Water Fund	3,004,660	1,617,962	950,553
High Yield Bond Fund	2,120,363	1,891,256	1,269,056
International Growth Fund	N/A	N/A	N/A
International Small-Cap Fund	1,031,018	1,096,433	1,229,531
Micro Cap Fund	526,462	442,121	546,885
Multi-Asset Real Return Fund	46,514	37,466	N/A
NFJ Emerging Markets Value Fund	93,128	57,739	N/A
NFJ Global Dividend Value Fund	592,745	536,146	350,109
NFJ International Small-Cap Value Fund	203,641	82,593	16,468
NFJ International Value II Fund	227,175	33,331	26,939
Retirement 2015 Fund	15,157	11,053	5,804
Retirement 2020 Fund	26,492	15,228	4,183
Retirement 2025 Fund	28,582	13,991	2,332
Retirement 2030 Fund	29,323	17,497	5,818
Retirement 2035 Fund	23,366	11,179	2,212
Retirement 2040 Fund	20,311	11,212	3,869
Retirement 2045 Fund	11,598	5,185	1,818
Retirement 2050 Fund	9,581	5,556	3,324
Retirement 2055 Fund	3,293	2,135	1,608
Retirement Income Fund	15,106	14,953	10,231
Short Duration High Income Fund	3,354,905	1,847,192	346,101

Fund	Year Ended 11/30/14	Year Ended 11/30/13	Year Ended 11/30/12
Structured Return Fund	152,615	97,944	N/A
Ultra Micro Cap Fund	1,996,782	818,423	202,963
U.S. Equity Hedged Fund	68,580	33,074	N/A
U.S. Small-Cap Growth Fund	325,448	272,301	188,186
TOTAL	$31,430,854	$20,303,958	$11,914,499

Additional Information about Services Provided by Allianz Global Fund Management

As noted above, Allianz Global Fund Management serves as investment manager to the Trust pursuant to the Management Agreement. Allianz Fund Management, subject to the supervision of the Board of Trustees, is responsible for managing the investments of the Funds either directly or through others selected by the Manager.

In addition, Allianz Global Fund Management: (a) recommends and, subject to the approval of the Board of Trustees, approves the funds to be offered by the Trust; (b) subject to the approval of the Board of Trustees and, as applicable, Fund shareholders, selects Sub-Advisers to manage the management of the Funds’ portfolios; (c) monitors, directly, and with the assistance of third parties, the activities of such Sub-Advisers and evaluates the Sub-Advisers’ performance; and (d) supervises Fund compliance, as discussed more fully below. Allianz Fund Management also furnishes to the Board of Trustees periodic reports on the investment performance of each Fund and such other matters as the Trustees may request.

Some of the objectives of Allianz Global Fund Management’s compliance program are to:

•	Continually work to enhance the compliance programs of all Allianz Asset Management of America L.P. subsidiaries;

•	Assess the existing local compliance plans in relation to current business practices from a risk-based perspective and work with local compliance to resolve major issues or gaps; and

•	Provide for the documentation of policies and procedures, with emphasis on incorporating industry best practices.

In its capacity as Manager, in addition to its investment advisory services, Allianz Global Fund Management provides administrative services to the Funds pursuant to the Management Agreement. Such services include shareholder servicing, accounting, bookkeeping, internal audit services and certain other services required by the Funds, and preparation of reports to Funds’ shareholders and regulatory filings. Relatedly, as discussed above, the Manager (in some cases, together with its affiliates or third parties) provides certain other services, including compliance related services such as market timing monitoring and review of regulatory filings, management and coordination of activities of third-party service providers to the Funds such as transfer agency and custodian, maintenance and support services to intermediaries such as broker-dealers and retirement plan administrators, and researching and responding to customer complaints and inquiries and regulatory inquiries.

In addition, the Target Funds have entered into an Administration Agreement with the Manager. In return for an administrative fee, the Manager arranges, at its own expense, for the provision of legal, audit, custody, transfer agency and other services necessary for the ordinary operation of the Target Funds. The Manager is also responsible for the preparation of prospectus and shareholder reports for current shareholders and bears the costs of preparing, printing and mailing such reports for the Target Funds. See “Fund Administrator” below.

The table below contains the business histories of members of the Management Board of Allianz Global Fund Management. In addition to the individuals contained in the chart below, Susan King and Julian Sluyters are members of the Management Board. Information relating to Ms. King and Mr. Sluyters is contained above in “Management of the Trust—Trustees and Officers.”

Name	Position with Allianz Global Fund Management	Recent Professional Experience
John Carroll	Management Board	Mr. Carroll is a managing director and Head of U.S. Retail Distribution with Allianz Global Investors, which he joined in 2008. He has overall accountability for the operating results of the firm’s U.S. retail business, and his sales and national accounts teams are responsible for the placement and distribution of the firm’s asset-management products offered through broker-dealers, financial advisors and platforms. Mr. Carroll is also a member of the firm’s U.S. Executive Committee and U.S. Operating Committee. He has 28 years of investment-industry experience. Before joining the firm, he worked at Merrill Lynch for more than 20 years, where he most recently was a managing director, co-head of the Merrill Lynch Insurance Group and head of insurance distribution; prior to that, he was head of relationship management in the firm’s Distribution and Business Development Group. Mr. Carroll has a B.A. in economics from Rutgers University and an M.B.A. from the Rutgers Graduate School of Business.

David Jobson	Management Board	Mr. Jobson is Head of Product Management and Strategy and a managing director with Allianz Global Investors, which he joined in 2007. He oversees product development and management efforts for all of the firm’s investment strategies managed and distributed in the U.S., and supports the firm’s U.S. sales teams. He is a member of the Global Product Committee, which defines product strategy for the global organization, and the U.S. Executive Committee. Mr. Jobson has 26 years of investment-industry experience. He previously worked at UBS Financial Services Inc., where he oversaw a portfolio-construction team that managed portfolio models offered in various UBS investment programs. Before that, he was the director of the UBS Investment Manager Research group. He also worked at Towers Perrin, where he specialized in researching investment managers and provided consultation on asset allocation and investment-manager selection. Mr. Jobson has a B.S. with honors in statistics from Monash University in Melbourne, Australia. He is a CFA charterholder and a fellow of the Institute of Actuaries of Australia.

Erin Bengtson-Olivieri	Member — Management Board, Managing Director and Chief Financial Officer	Ms. Bengtson-Olivieri is a managing director and U.S. Chief Financial Officer with Allianz Global Investors, which she joined in 2014. She is the head of the firm’s U.S. Finance team and a member of the U.S. Executive Committee. Ms. Bengtson-Olivieri has more than 20 years of financial-services industry experience. Before joining the firm, she was a managing director at Deutsche Bank, where she was most recently the Private Wealth Management CFO and the Private Wealth Management Finance Global COO. Before that, Ms. Bengtson-Olivieri was the controller at D.E. Shaw and a manager at Grant Thornton. She has a B.A. in accounting from Hofstra University.

Sub-Advisory Agreements

The Manager employs Sub-Advisers to provide investment advisory services to each Fund pursuant to sub-advisory agreements (each a “Sub-Advisory Agreement”) between the Manager and the particular Sub-Adviser. The Manager currently has five investment management affiliates that are also indirect subsidiaries of AAMA, two of which, NFJ Investment Group LLC (“NFJ”) and Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), manage one or more of the Funds. Fuller & Thaler Asset Management, Inc. (“Fuller & Thaler”) manages one of the Funds and is not an affiliate of the Manager.

AllianzGI U.S.

Pursuant to an Amended and Restated Sub-Advisory Agreement between the Manager and AllianzGI U.S. (the “AllianzGI U.S. Sub-Advisory Agreement”), AllianzGI U.S. is the Sub-Adviser and provides investment advisory services to the AllianzGI U.S. Funds and the Target Funds. Pursuant to the terms of the AllianzGI U.S. Sub-Advisory Agreement, AllianzGI U.S. is responsible for managing, either directly or through others selected by it, the investment of the assets of the AllianzGI U.S. Funds and the Target Funds, subject to the general oversight and supervision of the Manager and the Board of Trustees. For the services provided to the AllianzGI U.S. Funds, the Manager (not the Trust) pays AllianzGI U.S. a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.00% for Global Megatrends Fund, 0.37% for Convertible Fund, 0.26% for the Global Managed Volatility Fund, 0.31% for the High Yield Bond Fund, 0.81% for the Micro Cap Fund, 0.40% for the Structured Return Fund, 0.98% for the Ultra Micro Cap Fund, 0.59% for U.S. Small-Cap Growth Fund, 0.455% for the U.S. Equity Hedged Fund, 0.715% for the China Equity Fund, 0.50% for the Emerging Markets Debt Fund, 0.20% for the Best Styles Global

Equity Fund, 0.49% for the Global Fundamental Strategy Fund, 0.54% for the Global Water Fund, 0.65% for the International Small-Cap Fund, 0.45% for the Multi-Asset Real Return Fund, 0.29% for Short Duration High Income Fund, 0.20% for Best Styles U.S. Equity Fund, 0.65% for Emerging Markets Consumer Fund, 0.80% for Emerging Markets Small-Cap Fund, 0.25% for Best Styles Emerging Markets Equity Fund, 0.20% for Best Styles International Equity Fund, 0.50% for Europe Equity Dividend Fund, 0.50% for International Growth Fund, 0.50% for Global Sustainability Fund and, for the Global Allocation Fund and Global Dynamic Allocation Fund, 0.15% with respect to Fund assets invested in other Funds of the Trust and other investment companies or series thereof, and 0.455% with respect to assets invested directly in securities and other instruments. For the services provided to the Target Funds, the Manager (not the Trust) pays AllianzGI U.S. a monthly fee for each Fund at the annual rate of 0.05% (based on the average daily net assets of the particular Fund).

On August 25, 2010, AllianzGI U.S. assumed the role of investment sub-adviser to certain of the AllianzGI U.S. Funds from Nicholas-Applegate Capital Management LLC, its subsidiary, pursuant to a Novation of Sub-Advisory Agreement. Please see the section titled “The Trust” for additional information.

The Target Funds and the Allocation Funds were previously managed by AGI Solutions, which merged into AllianzGI U.S. in January 2013. AGI Solutions was organized in 2008 to manage discretionary accounts investing primarily in certain affiliated mutual funds and exchange-traded funds (“ETFs”) sponsored by AAMA and Pacific Investment Management Company (“PIMCO”) (the “Underlying Funds”).

Certain of the AllianzGI U.S. Funds, China Equity Fund, the Global Water Fund, the International Small-Cap Fund (formerly the AGIC International Growth Opportunities Fund) and the Short Duration High Income Fund were previously managed by RCM, which merged into AllianzGI U.S. in April 2013.

As of December 31, 2014, AllianzGI U.S. managed approximately $55.6 billion in assets.

AllianzGI U.S. is registered as an investment adviser with the SEC and is organized as a Delaware limited liability company. Its principal place of business is located at 1633 Broadway, New York, New York 10019.

AllianzGI U.S. provides investment management services across a broad class of assets including equity, fixed income, futures and options, convertibles and other securities and derivative instruments. AllianzGI U.S.’s primary business is to provide discretionary advisory services to institutional clients through its separate account management services. In addition, AllianzGI U.S. provides discretionary investment advisory services to a variety of commingled funds (including SEC registered open-end investment companies, SEC registered closed-end investment companies and other commingled funds that are not registered with the SEC) which may be sponsored or established by AllianzGI U.S., its affiliates or by unaffiliated third parties. AllianzGI U.S. also participates as a non-discretionary investment adviser providing investment models to unaffiliated third parties.

In addition to the advisory-related services noted above, AllianzGI U.S. also provides administration and legal/compliance oversight services, as well as global client service, marketing and sales support to NFJ Investment Group LLC.

Fuller & Thaler

Pursuant to a Sub-Advisory Agreement between the Manager and Fuller & Thaler (the “Fuller & Thaler Sub-Advisory Agreement”), Fuller & Thaler serves as the Sub-Adviser and provides investment advisory services to the Behavioral Advantage Large Cap Fund. Pursuant to the terms of the Fuller & Thaler Sub-Advisory Agreement, Fuller & Thaler is responsible for managing, either directly or through others selected by it, the investment of the Fund’s assets, subject to the general oversight and supervision of the Manager and the Board of Trustees. For the services provided, the Manager (not the Trust) pays Fuller & Thaler a monthly fee for the Behavioral Advantage Large Cap Fund at the annual rate (based on the average daily net assets of the Behavioral Advantage Large Cap Fund) of 0.16%.

Fuller & Thaler is an investment management firm organized as a California corporation. Fuller & Thaler is located at 411 Borel Avenue, Suite 300, San Mateo, CA 94402. Fuller & Thaler provides investment management services primarily in long only and long-short equity strategies. Fuller & Thaler’s primary business is to provide discretionary advisory services to institutional clients such as pension plans, pooled funds, and foundations. As of December 31, 2014, Fuller & Thaler had assets under management of approximately $3.1 billion. Fuller & Thaler is not an affiliate of AAMA.

NFJ

Pursuant to a Sub-Advisory Agreement between the Manager and NFJ (the “NFJ Sub-Advisory Agreement”), NFJ serves as the Sub-Adviser and provides investment advisory services to the NFJ Funds. Pursuant to the terms of the NFJ Sub-Advisory Agreement, NFJ is responsible for managing, either directly or through others selected by it, the investment of the NFJ Funds’ assets, subject to the general oversight and supervision of the Manager and the Board of Trustees. For the services provided, the Manager (not the Trust) pays NFJ a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.65% for the NFJ Emerging Markets Value Fund, 0.50% for the NFJ Global Dividend Value Fund, 0.65% for the NFJ International Small-Cap Value Fund and 0.50% for the NFJ International Value II Fund.

NFJ is an investment management firm organized as a Delaware limited liability company and is wholly-owned subsidiary of AllianzGI U.S., which, in turn is indirectly owned by Allianz SE. AllianzGI U.S. is the sole managing member of NFJ. NFJ is the successor investment adviser to NFJ Investment Group, Inc., which commenced operations in 1989. NFJ is located at 2100 Ross Avenue, Suite 700, Dallas, Texas 75201. AllianzGI U.S. is located at 1633 Broadway, New York, New York 10019. NFJ provides investment management services to institutional accounts. Accounts managed and advised by NFJ (including both discretionary and non-discretionary accounts) had combined assets, as of December 31, 2014, of approximately $40.1 billion.

The following table sets forth the amount of portfolio management fees paid by the Manager to the applicable Sub-Adviser for each of the Funds for the last three fiscal years. Because certain of the Funds are newly formed, the Manager did not pay any sub-advisory fee amounts to Sub-Advisers during the periods noted for such Funds.

Fund	Year Ended 11/30/14	Year Ended 11/30/13	Year Ended 11/30/12
Behavioral Advantage Large Cap Fund	$54,180	$28,888	$21,226
Best Styles Emerging Markets Equity Fund	N/A	N/A	N/A
Best Styles Global Equity Fund	65,287	N/A	N/A
Best Styles International Equity Fund	N/A	N/A	N/A
Best Styles U.S. Equity Fund	N/A	N/A	N/A
China Equity Fund	36,507	29,937	28,236
Convertible Fund	9,662,674	5,954,827	3,086,641
Emerging Markets Consumer Fund	N/A	N/A	N/A
Emerging Markets Debt Fund	31,125	N/A	N/A
Emerging Markets Small-Cap Fund	N/A	N/A	N/A
Europe Equity Dividend Fund	N/A	N/A	N/A
Global Allocation Fund	321,185	313,145	315,372
Global Dynamic Allocation Fund	9,780	12,038	10,721
Global Fundamental Strategy Fund	108,495	41,679	N/A
Global Managed Volatility Fund	41,254	39,877	29,416
Global Megatrends Fund	N/A	N/A	N/A
Global Sustainability Fund	N/A	N/A	N/A
Global Water Fund	1,707,912	919,684	540,314
High Yield Bond Fund	1,369,401	1,221,436	819,599
International Growth Fund	N/A	N/A	N/A
International Small-Cap Fund	670,162	712,682	736,408
Micro Cap Fund	341,147	286,494	354,382
Multi-Asset Real Return Fund	27,909	22,480	N/A
NFJ Emerging Markets Value Fund	60,533	37,530	N/A
NFJ Global Dividend Value Fund	370,466	344,111	205,946
NFJ International Small-Cap Value Fund	139,333	56,511	11,268
NFJ International Value II Fund	141,985	20,832	15,537
Retirement 2015 Fund	15,157	11,053	5,804
Retirement 2020 Fund	26,492	15,228	4,183
Retirement 2025 Fund	28,582	13,991	2,332
Retirement 2030 Fund	29,323	17,497	5,818
Retirement 2035 Fund	23,366	11,179	2,212
Retirement 2040 Fund	20,311	11,212	3,869

Fund	Year Ended 11/30/14	Year Ended 11/30/13	Year Ended 11/30/12
Retirement 2045 Fund	11,598	5,185	1,818
Retirement 2050 Fund	9,581	5,556	3,324
Retirement 2055 Fund	3,293	2,135	1,608
Retirement Income Fund	15,106	14,953	10,231
Short Duration High Income Fund	2,026,922	1,116,012	209,103
Structured Return Fund	99,200	76,129	N/A
Ultra Micro Cap Fund	1,304,564	534,703	132,602
U.S. Equity Hedged Fund	44,577	24,881	N/A
U.S. Small-Cap Growth Fund	213,349	178,509	123,367
TOTAL	$19,030,756	$12,080,374	$6,681,337

Portfolio Manager Compensation, Other Accounts Managed, Conflicts of Interest and Corporate Culture

Fuller & Thaler

Compensation

The following explains the compensation structure of each individual (as listed in the Prospectus) who shares primary responsibility for day-to-day portfolio management of the Fund.

Portfolio managers are compensated with base salaries and annual bonuses that are generally in line with or above industry averages. The bonuses correlate highly with overall firm revenues, are subjective in nature, and not tied to performance in a given year, as Fuller & Thaler believes objective bonuses tied to benchmarks create poor incentives for portfolio managers as opposed to encouraging them to follow a disciplined investment process. Bonuses and equity distribution are determined by the compensation and stock committees with input from various managers throughout the organization.

The firm has Executive Stock Purchase and Deferred Compensation plans that allow key professionals to acquire equity in the firm and receive deferred compensation at retirement. For a key professional who has been with the firm for 5 years or more, the value of these benefits may be a large part of his/her net worth.

All employees also participate in an employee benefit plan. The employee benefit plan includes a health care plan, an employee 401K plan which includes (up to the legal limit) a 50% match by the firm that is immediately fully-vested for the employee, and discretionary profit sharing subject to the profitability of the firm.

Other Accounts Managed

The following summarizes information regarding each of the accounts, excluding the Fund’s portfolio, including amounts managed by a team, committee, or other group that includes the portfolio manager. Except as noted below, the information is as of November 30, 2014.

	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Raife Giovinazzo	0	0	1	110	0	0
Russell J. Fuller	0	0	1	110	1	1,520

The following table provides information regarding other accounts managed for which management fees are based on the performance of the pooled vehicle:

	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Raife Giovinazzo	0	0	0	0	0	0
Russell J. Fuller	0	0	0	0	0	0

Potential Conflicts of Interest

Responsibility for managing Fuller & Thaler’s investment strategies is organized according to investment styles (growth, value or blend) and market capitalization (micro-cap, small-cap, mid-cap, or large-cap). Generally, a portfolio manager is responsible for managing all the client portfolios with a certain investment style and market capitalization. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across portfolios in the same strategy, which minimizes the potential for conflicts of interest.

Another potential conflict of interest may be perceived with respect to compensation. Fuller & Thaler may receive more compensation with respect to certain accounts than that received with respect to the Fund. Such greater compensation may be attributable to the fact that some accounts may be larger than the Fund, some accounts may pay a higher management fee rate than the Fund, or some accounts may also pay a performance fee unlike the Fund. This may create a potential conflict of interest for Fuller & Thaler or its portfolio managers by providing an incentive to favor these other accounts when, for example, placing securities transactions. Fuller & Thaler may have an incentive to allocate securities that are expected to increase in value to favored accounts. To address this, Fuller & Thaler has established policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. As a matter of general policy, Fuller & Thaler aggregates orders for the same equity security placed at around the same time. When aggregated trades are executed, accounts participating in the trade will be allocated their pro rata share on an average price basis, subject to certain limited exceptions. In the event pro rata allocation may not be feasible or in the best interest of its clients, Fuller & Thaler will seek to allocate transactions in a fair and equitable manner over time.

Another potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the cost of securities subsequently purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If Fuller & Thaler manages accounts that engage in short sales of securities of the type in which the Fund invests, Fuller & Thaler could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

A Fund’s portfolio managers may face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts.

Fuller & Thaler believes it has adopted policies and procedures to address actual and potential conflicts of interest; however, there is no guarantee that such policies and procedures will detect each and every situation in which a conflict may arise.

Securities Ownership

The following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the Fund the portfolio manager manages. Except as noted below, the information is as of November 30, 2014.

Dollar Range of Equity Securities
Raife Giovinazzo	$100,001-500,000
Russell J. Fuller	$500,001-1,000,000

Corporate Culture of Fuller & Thaler

Fuller & Thaler’s corporate culture reflects the values of placing the best interest of our clients and prospective clients first while conducting ourselves with the highest level of professionalism and integrity. The firm encourages employee team work in considering unique points of view, as well as supports continued learning through ongoing education with the belief that these values are critical to maintaining an uncompromising pursuit of quality and knowledge which will benefit our clients and contribute to the growth and success of our firm.

AllianzGI U.S.

Compensation Structure for AllianzGI U.S. (including NFJ)

The compensation system is designed to support the organization’s corporate values and culture. While acknowledging the importance of financial incentives and seeking to pay top quartile compensation for top quartile performance, AllianzGI U.S. also believes that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams. AllianzGI U.S.’s compensation system supports its belief that investment professionals are a key element of the company’s success in meeting clients’ objectives. To the extent that there are regional experts located in other AllianzGI U.S.-affiliated offices worldwide who are “associated persons” of AllianzGI U.S. and who serve as portfolio managers for certain of the Funds, this compensation strategy is applied independently by the AllianzGI U.S.-affiliated company that employs such a portfolio manager. In such cases, AllianzGI U.S. compensates the employing company through an affiliated transfer pricing arrangement that takes into account the value placed by AllianzGI U.S. on the shared service of the portfolio manager.

The primary components of compensation are the base salary and an annual variable compensation payment. Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in the company. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it is typically a comparatively small component, often capped and only adjusted every few years.

The variable compensation component typically comprises a cash bonus that pays out immediately after the performance year as well as a deferred component, for members of staff whose variable compensation exceeds a certain threshold. Except for certain specialist investment teams as noted below, variable compensation is determined on a discretionary basis and is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period (one-year (25%) and three year (75%) results) and the latter reflects contributions to broader team goals, contributions made to client review meetings, product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage.

Variable compensation for certain specialist investment teams including AllianzGI U.S. Income & Growth, Structured Products, and NFJ is determined on a formulaic basis. These teams share a percentage of advisory fee revenue including performance fee revenue, if applicable, generated by the investment strategy. Variable compensation for the NFJ Funds also takes into account the performance of the strategy over a five-year period. The relevant performance benchmark for a Fund is the Fund’s primary benchmark index.

After consultation and oversight from the firm’s compensation committee, the lead portfolio manager allocates the team’s share of the shared revenue to the individual team members. Allocation to individual team members is determined based on individual performance and contribution to the team and client success. All team members have agreed upon performance objectives to serve as a basis for performance evaluation during the year. These objectives are both quantitative and qualitative in nature. Quantitative objectives typically align to investment performance and client-stated objectives. Qualitative objectives reflect contributions to broader team goals, such as idea sharing, contributions made to client review meetings, product development or product refinement initiatives, and the way behaviors reflect AllianzGI U.S.’s core values of excellence, passion, integrity and respect. For all investment professionals, a 360 degree feedback evaluation forms part of the qualitative input. Achievement against these goals as measured by the lead portfolio manager and Chief Investment Officer serve to link performance to compensation. Notwithstanding the basis for determining variable compensation, all compensation principles, including the deferral rules and deferred instruments described below, apply.

As noted above, variable compensation includes a deferral component. The deferred component for most recipients would be a notional award of the Long Term Incentive Program (“LTIP”); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split 50%/50% between the LTIP and a Deferral into Funds program (“DIF”). Deferral rates increase in line with the overall variable compensation and can reach up to 42%. Overall awards, splits, components and deferral percentages are regularly reviewed to ensure they are competitive and, where applicable, comply with regulatory standards.

The LTIP element of the variable compensation cliff vests three years after each (typically annual) award. Its value is directly tied to the operating profit of Allianz Global Investors.

The DIF element of the variable compensation cliff vests three years after each (typically annual) award and enables qualifying members of staff to invest in a range of Allianz Global Investors’ funds. Investment professionals are encouraged to invest into their own funds or funds of a similar nature to those that they manage. The value of the DIF award is determined by the performance of the fund over the three-year period covering each award.

Assuming an annual deferral of 33% over a three year period, a typical member of staff will have roughly one year’s variable compensation (3x33%) as a deferred component ‘in the bank’. Three years after the first award, and for as long as deferred components were awarded without break, cash payments in each year will consist of the annual cash bonus for that current year’s performance as well as a payout from LTIP/DIF commensurate with the prior cumulative three-year performance.

In addition to competitive compensation, the firm’s approach to retention includes providing a challenging career path for each professional, a supportive culture to ensure each employee’s progress and a full benefits package.

Other Accounts Managed

The following summarizes information regarding each of the accounts, excluding portfolios of the Funds that were managed by portfolio managers, including amounts managed by a team, committee, or other group that includes the portfolio manager. Except as noted below, the information is as of November 30, 2014.

	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
K. Mathew Axline	8	854	15	906	2	151
Zeke Diwan	4	1,635	3	69	0	0
James Dudnick, CFA	2	225	4	146	0	0
Neil Dwane, CFA*	11	6,221	6	1,023	0	0
Douglas G. Forsyth, CFA	14	20,583	24	4,983	5	5,898
Kunal Ghosh	9	1,141	5	159	4	326
Steven Gish, CFA	2	225	4	146	0	0
Daniel Ha, CFA	4	1,635	3	69	0	0
Martin Hermann*	8	11,311	22	5,326	2	396
Robert Hofmann*	8	11,311	22	5,326	2	396
Justin Kass, CFA	11	20,355	17	3,432	4	5,408
Tobias Kohls*	2	103	1	226	0	0
Robert S. Marren	8	854	15	906	2	32
John C. McCraw	8	854	15	906	2	32
Gregor Rudolph-Dengel, CFA*	11	6,221	6	1,023	0	0
Greg Saichin	4	1635	3	69	0	0
John Schroer, CFA*	3	597	0	0	1	200
William L. Stickney	11	20,355	21	4,841	0	0
Greg P. Tournant	11	2,851	1	5	1	1,700
Steven G. Bond-Nelson	11	2,851	1	5	1	1,700
Trevor Taylor	11	2,851	1	5	1	1,700
Joerg de Vries-Hippen, CFA*	11	6,221	6	1,023	0	0
Mark P. Roemer	9	1,141	5	159	5	300
Steven Tael, PhD, CFA	9	1,141	5	159	1	89
Paul Pietranico, CFA	4	1,309	0	0	0	0
James Macey, CFA, CAIA	4	1,309	0	0	0	0
Rahul Malhotra	4	1,309	0	0	0	0
Claudio Marsala	0	0	3	346	0	0
Andreas Fruschki	0	0	0	0	0	0
Christina Chung, CFA	8	2,085	11	1,359	1	380
Andrew Neville	6	2,304	22	3,978	3	417
Dennis Lai	11	718	5	50	0	0
Koji Nakatsuka, CFA	1	21	1	43	0	0
Frank Hansen	6	2,304	22	3,978	3	417
Bjoern Mehrmann	6	2,304	22	3,978	3	417
Michael Stamos	0	0	5	591	2	4,467
Giorgio Carlino	0	0	3	346	2	4,467
Stephen Lyford	8	854	15	906	3	154
Andreas E. F. Utermann	25	8,451	1	48	0	0
Armin Kayser	25	8,451	1	48	0	0
Eric Boess, CFA	25	8,451	1	48	0	0
Karl Happe	25	8,451	1	48	0	0
Steven J. Berexa, CFA	5	1,064	3	203	0	0
Dr. Klaus Teloeken	12	5,540	55	20,052	1	2,164
Dr. Rainer Tafelmayer	12	5,540	55	20,052	1	2,164
Karsten Niemann, CFA	12	5,540	55	20,052	1	2,164
Jie Wei, CFA	9	1,141	5	159	1	5

	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Lu Yu, CFA, CIPM	9	1,141	5	159	1	127
Dr. Michael Heldmann, CFA	12	5,540	55	20,052	1	2,164
Paul Schofield	2	216	4	1,363	0	0
Jeremy Kent	2	216	4	1,363	0	0
Blake Burdine*	8	886	17	943	0	0

*	Information provided as of February 28, 2015.

The following table provides information regarding other accounts managed for which management fees are based on the performance of the pooled vehicle:

	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
K. Mathew Axline	2	225	1	31	0	0
Zeke Diwan	0	0	0	0	0	0
Neil Dwane, CFA*	5	3,303	0	0	0	0
James Dudnick, CFA	0	0	0	0	0	0
Douglas G. Forsyth, CFA	0	0	5	1,662	0	0
Kunal Ghosh	1	23	0	0	0	0
Steven Gish, CFA	0	0	0	0	0	0
Daniel Ha, CFA	0	0	0	0	0	0
Martin Hermann*	3	3,954	1	75	0	0
Robert Hofmann*	3	3,954	1	75	0	0
Justin Kass, CFA	0	0	1	253	0	0
Tobias Kohls	1	96	0	0	0	0
Robert S. Marren	2	225	1	31	0	0
John C. McCraw	2	225	1	31	0	0
Gregor Rudolph-Dengel, CFA*	5	3,303	0	0	0	0
Greg Saichin	0	0	0	0	0	0
John Schroer, CFA*	0	0	0	0	0	0
William L. Stickney	0	0	4	1,408	0	0
Greg P. Tournant	11	2,851	0	0	0	0
Steven G. Bond-Nelson	11	2,851	0	0	0	0
Trevor Taylor	11	2,851	0	0	0	0
Joerg de Vries-Hippen, CFA*	5	3,303	0		0	0
Mark P. Roemer	1	23	0	0	0	0
Steven Tael, PhD, CFA	1	23	0	0	0	0
Paul Pietranico, CFA	0	0	0	0	0	0
James Macey, CFA, CAIA	0	0	0	0	0	0
Rahul Malhotra	0	0	0	0	0	0
Claudio Marsala	0	0	0	0	0	0
Andreas Fruschki	0	0	0	0	0	0
Christina Chung, CFA	0	0	1	193	0	0
Andrew Neville	2	1,085	6	554	0	0
Dennis Lai	1	47	0	0	0	0
Koji Nakatsuka, CFA	0	0	0	0	0	0
Frank Hansen	2	1,085	6	554	0	0
Bjoern Mehrmann	2	1,085	6	554	0	0
Michael Stamos	0	0	0	0	0	0
Giorgio Carlino	0	0	0	0	0	0
Stephen Lyford	2	225	1	31	0	0
Andreas E. F. Utermann	4	1,294	0	0	0	0
Armin Kayser	4	1,294	0	0	0	0

	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Eric Boess, CFA	4	1,294	0	0	0	0
Karl Happe	0	0	0	0	0	0
Steven J. Berexa, CFA	1	226	0	0	0	0
Dr. Klaus Teloeken	1	370	2	578	0	0
Dr. Rainer Tafelmayer	1	370	2	578	0	0
Karsten Niemann, CFA	1	370	2	578	0	0
Jie Wei, CFA	1	23	0	0	0	0
Lu Yu, CAF, CIPM	1	23	0	0	0	0
Dr. Michael Heldmann, CFA	1	370	2	578	0	0
Paul Schofield	0	0	1	42	0	0
Jeremy Kent	0	0	1	42	0	0
Blake Burdine*	2	238	1	33	0	0

*	Information provided as of February 28, 2015.

Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which AllianzGI U.S. believes are faced by investment professionals at most major financial firms.

AllianzGI U.S. has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher -fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When AllianzGI U.S. considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, AllianzGI U.S.’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. AllianzGI U.S. considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AllianzGI U.S. attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one AllianzGI U.S. account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, AllianzGI U.S. may cross a trade between performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. AllianzGI U.S. has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AllianzGI U.S. maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide AllianzGI U.S. with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AllianzGI U.S. has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and the Sub-Adviser’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

AllianzGI U.S.’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to AllianzGI U.S.’s Code of Business Conduct and Code of Ethics (the “Code”), which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Funds. The Code is designed to ensure that the personal securities transactions, activities and interests of the employees of AllianzGI U.S. will not interfere with (i) making decisions in the best interest of advisory clients (including the Funds) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

Although the Target Funds utilize a primarily fund-of-funds strategy, from time to time, potential conflicts of interest may arise between the portfolio managers’ management of the investments of the Funds, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as a Fund, track the same index as a Fund tracks or otherwise hold, purchase or sell securities that are eligible to be held, purchased or sold by a Fund. The other accounts might also have different investment objectives or strategies than a Fund.

Pallas Investment Partners, L.P. (“Pallas”) and Related Entities. Pallas is an investment adviser registered with the SEC. Pallas is owned by Walter Price and Huachen Chen, portfolio managers of a fund that is part of the same fund complex as the Trust (namely, Allianz Funds). Mr. Price and Mr. Chen are dually employed by Pallas and by AllianzGI U.S.

Pallas serves as investment manager to unregistered investment companies (the “Pallas Hedge Funds”) — Pallas Global Technology Hedge Fund, L.P., Pallas Investments II, L.P., and CP21, L.P., each a Delaware limited partnership. The general partner of Pallas Investments II, L.P., Pallas Global Technology Hedge Fund, L.P. and CP21, L.P. is Pallas Investments, LLC, a Delaware limited liability company (the “General Partner”). Mr. Price and Mr. Chen own a majority of the interests in the General Partner. AllianzGI U.S. has the right to a minority percentage of the profits of Pallas that are derived from the Pallas Hedge Funds. AllianzGI U.S. has a minority ownership interest in the General Partner.

Each of the Pallas Hedge Funds pays a management fee and an incentive fee (based on a percentage of profits) to either Pallas or the General Partner. The management fee is 1.25% for Pallas Investments II, L.P. and 1.50% for Pallas Global Technology Hedge Fund, L.P. and CP21 L.P.

Mr. Price and Mr. Chen act as portfolio managers for certain AllianzGI U.S. client accounts including, among others, the AllianzGI Technology Fund, a series of Allianz Funds.

AllianzGI U.S. and Pallas share common employees, facilities, and systems. Pallas may act as investment adviser to one or more of AllianzGI U.S.’s affiliates, and may serve as sub-adviser for accounts or clients for which AllianzGI U.S. or one of its affiliates serves as investment manager or investment adviser. AllianzGI U.S. also may provide other services, including but not limited to investment advisory services or administrative services, to Pallas.

AllianzGI U.S., certain of its affiliates and Pallas all engage in proprietary research and all acquire investment information and research services from broker-dealers. AllianzGI U.S. and certain of its affiliates share such research and investment information.

In addition, trades entered into by Pallas on behalf of Pallas’ clients are executed through AllianzGI U.S.’s equity trading desk, and trades by Pallas on behalf of Pallas’ clients (including the Pallas Hedge Funds) are aggregated with trades by AllianzGI U.S. on behalf of AllianzGI U.S.’s clients. All trades on behalf of Pallas’ clients that are executed through AllianzGI U.S.’s equity trading desk will be executed pursuant to procedures designed to ensure that all clients of both AllianzGI U.S. and Pallas (including the Pallas Hedge Funds) are treated fairly and equitably over time.

The General Partner and/or Pallas receive a participation in the profits of the Pallas Hedge Funds. Mr. Price also invested personally in one or more of the Pallas Hedge Funds. As a result, Mr. Price has a conflict of interest with respect to the management of the Pallas Hedge Funds and the other accounts that he manages, including the AllianzGI Technology Fund, and he may have an incentive to favor the Pallas Hedge Funds over other accounts that he manages. AllianzGI U.S. has adopted procedures reasonably designed to ensure that Mr. Price meets his fiduciary obligations to all clients for whom he acts as portfolio manager and treats all such clients fairly and equitably over time.

Securities Ownership

The following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the Fund(s) the portfolio manager manages. Except as noted below, the information is as of November 30, 2014.

Dollar Range of Equity Securities
Best Styles Emerging Markets Equity Fund
Dr. Michael Heldmann, CFA*	$0
Best Styles Global Equity Fund
Dr. Klaus Teloeken	$0
Dr. Rainer Tafelmayer	$0
Best Styles International Equity Fund
Dr. Michael Heldmann, CFA*	$0
Best Styles U.S. Equity Fund
Karsten Neimann, CFA*	$0
Convertible Fund
Douglas G. Forsyth, CFA	Over $1,000,000
Justin Kass, CFA	$100,001-$500,000
Emerging Markets Consumer Fund
Kunal Ghosh*	$0-$10,000
Lu Yu, CFA, CIPM*	$10,001-$50,000
Emerging Markets Debt Fund
Greg Saichin	$0
Zeke Diwan	$0
Daniel Ha, CFA	$0
Emerging Markets Small-Cap Fund
Kunal Ghosh*	$100,001-$500,000
Lu Yu, CFA, CIPM*	$10,001-$50,000
Jie Wei, CFA*	$50,001-$100,000
Europe Equity Dividend Fund
Neil Dwane, CFA*	$0
Gregor Rudolph-Dengel, CFA*	$0
Joerg de Vries-Hippen, CFA*	$0
Global Allocation Fund
Giorgio Carlino	$50,001-$100,000
Paul Pietranico, CFA	$50,001-$100,000
James Macey, CFA, CAIA	$50,001-$100,000

Dollar Range of Equity Securities
Rahul Malhotra	$10,001-$50,000
Global Dynamic Allocation Fund
Giorgio Carlino	$0
Claudio Marsala	$0
James Macey, CFA, CAIA	$0
Global Fundamental Strategy Fund
Andreas E. F. Utermann	$0
Armin Kayser	$0
Eric Boess, CFA	$0
Karl Happe	$0
Steven J. Berexa, CFA	$100,001-$500,000
Global Managed Volatility Fund
Kunal Ghosh	$50,001-$100,000
Mark P. Roemer	$0
Steven Tael, PhD, CFA	$0
Global Megatrends Fund
John Schroer, CFA*	$0
Global Sustainability Fund
Paul Schofield*	$0
Jeremy Kent*	$0
High Yield Bond Fund
Douglas G. Forsyth, CFA	Over $1,000,000
William L. Stickney	Over $1,000,000
International Growth Fund
Robert Hofmann*	$0
Martin Hermann*	$0
Tobias Kohls*	$0
Micro Cap Fund
K. Mathew Axline	$50,001-$100,000
John C. McCraw	$100,001-$500,000
Robert S. Marren	$100,001-$500,000
Stephen Lyford	$50,001-$100,000
Blake Burdine*	$0
Multi-Asset Real Return Fund
Dr. Michael Stamos	$10,001-$50,000
James Macey, CFA, CAIA	$0
Giorgio Carlino	$0-$10,000
Retirement 2015 Fund
Paul Pietranico, CFA	$0
James Macey, CFA, CAIA	$0
Claudio Marsala	$0
Rahul Malhotra	$0
Retirement 2020 Fund
Paul Pietranico, CFA	$0
James Macey, CFA, CAIA	$0
Claudio Marsala	$0
Rahul Malhotra	$0
Retirement 2025 Fund
Paul Pietranico, CFA	$0
James Macey, CFA, CAIA	$0
Claudio Marsala	$0
Rahul Malhotra	$0
Retirement 2030 Fund
Paul Pietranico, CFA	$100,001-$500,000
James Macey, CFA, CAIA	$0

Dollar Range of Equity Securities
Claudio Marsala	$50,001-$100,000
Rahul Malhotra	$0
Retirement 2035 Fund
Paul Pietranico	$0
James Macey, CFA, CAIA	$0
Claudio Marsala	$0
Rahul Malhotra	$0
Retirement 2040 Fund
Paul Pietranico	$0
James Macey, CFA, CAIA	$100,001-$500,000
Claudio Marsala	$0
Rahul Malhotra	$10,001-$50,000
Retirement 2045 Fund
Paul Pietranico, CFA	$0
James Macey, CFA, CAIA	$0
Claudio Marsala	$0
Rahul Malhotra	$0
Retirement 2050 Fund
Paul Pietranico, CFA	$100,001-$500,000
James Macey, CFA, CAIA	$50,001-$100,000
Claudio Marsala	$0
Rahul Malhotra	$0
Retirement 2055 Fund
Paul Pietranico, CFA	$0
James Macey, CFA, CAIA	$0
Claudio Marsala	$0
Rahul Malhotra	$0
Retirement Income Fund
Paul Pietranico	$0
James Macey, CFA, CAIA	$10,001-$50,000
Rahul Malhotra	$0
Claudio Marsala	$0
Structured Return Fund
Greg P. Tournant	$100,001-$500,000
Stephen G. Bond-Nelson	$10,001-$50,000
Trevor Taylor	$100,001-$500,000
Ultra Micro Cap Fund
K. Mathew Axline	$50,001-$100,000
John C. McCraw	Over $1,000,000
Robert S. Marren	$500,001-$1,000,000
Stephen Lyford	$100,001-$500,000
Blake Burdine*	$0
U.S. Small-Cap Growth Fund
K. Mathew Axline	$50,001-$100,000
John C. McCraw	$100,001-$500,000
Robert S. Marren	$100,001-$500,000
Stephen Lyford	$50,001-$100,000
Blake Burdine*	$0
U.S. Equity Hedged Fund
Greg P. Tournant	$100,001-$500,000
Stephen G. Bond-Nelson	$100,001-$500,000
Trevor Taylor	$0
China Equity Fund
Christina Chung, CFA	$0
Global Water Fund
Andreas Fruschki	$0

Dollar Range of Equity Securities
International Small-Cap Fund
Andrew Neville	$0
Dennis Lai	$0
Koji Nakatsuka, CFA	$0
Frank Hansen	$0
Bjoern Mehrmann	$0
Short Duration High Income Fund
James Dudnick, CFA	$50,001-$100,000
Douglas G. Forsyth, CFA	$0
Steven Gish, CFA	$500,001-$1,000,000

*	Information provided as of February 28, 2015.

NFJ

Compensation Structure

See “AllianzGI U.S.—Compensation Structure for AllianzGI U.S. (including NFJ)” above.

Other Accounts Managed

The following summarizes information regarding each of the accounts, excluding portfolios of the NFJ Global Dividend Value Fund that were managed by portfolio managers, including amounts managed by a team, committee, or other group that includes the portfolio manager. Except as noted below, the information is as of November 30, 2014.

	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
R. Burns McKinney	2	577.2	50	11,471.1	14	18,985.0
Benno J. Fischer	4	665.7	64	12,368.1	20	27,353.6
L. Baxter Hines	2	577.2	48	11,256.5	13	18,114.8
Thomas W. Oliver	2	577.2	53	11,757.7	16	19,068.9
Paul A. Magnuson	4	665.7	59	11,948.9	18	27,269.6
Morley D. Campbell	2	88.6	36	7,624.7	11	20,251.9
John R. Mowrey	4	665.7	32	4,852.7	9	5,799.9

The following table provides information regarding other accounts managed for which management fees are based on the performance of the pooled vehicle:

	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
R. Burns McKinney	0	0	0	0	0	0
Benno J. Fischer	0	0	0	0	0	0
L. Baxter Hines	0	0	0	0	0	0
Thomas W. Oliver	0	0	0	0	0	0
Paul A. Magnuson	0	0	0	0	0	0
Morley D. Campbell	0	0	0	0	0	0
John R. Mowrey	0	0	0	0	0	0

Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which NFJ believes are faced by investment professionals at most major financial firms. NFJ, the Manager and the

Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interest of a Fund as well as other accounts, the NFJ’s trading desk may, to the extent by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objective, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decision made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security. There may be circumstances when purchased or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may allocate unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage an research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith and the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and NFJ’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she managers.

A Fund’s portfolio managers may also face other potential conflicts of interest in managing a Fund, and the description above is not complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio managers may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Front-running could also exist if a portfolio manager transacted in his own account prior to placing an order for a Fund or other clients. NFJ’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to a Code of Ethics adopted by NFJ, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investments activities and the interest of the Funds.

As part of NFJ’s Compliance Program, NFJ has established a Compliance Committee, a Best Execution Committee, a Proxy Voting Committee, a Performance Measurement Committee and a Pricing Committee to help develop policies and procedures that help NFJ avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

Securities Ownership

The following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the Fund(s) the portfolio manager manages. Except as noted below, the information is as of November 30, 2014.

Dollar Range of Equity Securities
NFJ Emerging Markets Value Fund
Morley D. Campbell, CFA	$100,001-$500,000
L. Baxter Hines, CFA	$0-$10,000
R. Burns McKinney, CFA	$50,001-$100,000
Thomas W. Oliver, CFA, CPA	$50,001-$100,000
John R. Mowrey, CFA	$50,001-$100,000
NFJ Global Dividend Value Fund
R. Burns McKinney, CFA	Over $1,000,000
Benno J. Fischer, CFA	$0
L. Baxter Hines, CFA	$0-$10,000
John R. Mowrey, CFA	$0
Thomas W. Oliver, CFA, CPA	$50,001-$100,000
NFJ International Small-Cap Value Fund
L. Baxter Hines, CFA	$50,001-$100,000
Benno J. Fischer, CFA	$500,001-$1,000,000
Paul A. Maguson	$500,001-$1,000,000
John R. Mowrey, CFA	$10,001-$50,000
Morley D. Campbell, CFA	$100,001-$500,000
NFJ International Value II Fund
L. Baxter Hines, CFA	$10,001-$50,000
Benno J. Fischer, CFA	$500,001-$1,000,000
Paul A. Maguson	$0
R. Burns McKinney, CFA	$10,001-$50,000
John R. Mowrey, CFA	$0
Thomas W. Oliver, CFA, CPA	$0

Codes of Ethics

The Trust, the Manager, the Sub-Advisers and the Distributor have adopted Codes of Ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund.

Fund Administrator

In addition to its investment advisory services, Allianz Global Fund Management serves as administrator to the Target Funds pursuant to an administration agreement (the “Administration Agreement”) with the Trust on behalf of the Target Funds. The Manager provides or procures administrative services to the Target Funds, which include clerical help and accounting, bookkeeping, internal audit services and certain other services they require, and preparation of reports to the Trust’s shareholders and regulatory filings. Allianz Global Fund Management has, at its own expense, retained State Street Bank & Trust Company to perform certain administrative services and may retain affiliates to provide other administrative services. In addition, the Manager arranges at its own expense for the provision of legal, audit, custody, transfer agency and other services necessary for the ordinary operation of the Target Funds and is responsible for the costs of registration of the Target Funds’ shares and the printing of prospectus and shareholder reports for current shareholders. Under the Administration Agreement, the Manager has agreed to provide or procure these services, and to bear these expenses, at the annual rates for each Target Fund (each expressed as a percentage of the Fund’s average daily net assets attributable to the indicated class or classes of shares on an annual basis) in the table below:

Share Class	Total
Classes A, C, D and R	0.30%
Class R6	0.05%
Class P and Administrative Class	0.15%

The Administration Agreement may be terminated by the Trust on behalf of a Target Fund or share class at any time by vote of (1) a majority of the Trustees or (2) a majority of the outstanding voting securities of a Target Fund or share class, on 60 days’ written notice to Allianz Global Fund Management.

The arrangements under which the administrative fees are paid became effective as of September 1, 2011. The following table sets forth the amount paid by the Trust to service providers pursuant to the Administration Agreement in the last three fiscal years.

Fund	Year Ended 11/30/2014	Year Ended 11/30/2013	Year Ended 11/30/2012
Retirement 2015 Fund	$52,259	$38,410	$20,257
Retirement 2020 Fund	112,893	56,066	11,741
Retirement 2025 Fund	118,825	57,312	5,626
Retirement 2030 Fund	114,417	61,591	19,438
Retirement 2035 Fund	86,967	38,037	5,189
Retirement 2040 Fund	75,782	35,439	10,065
Retirement 2045 Fund	42,714	17,020	3,988
Retirement 2050 Fund	26,521	12,286	8,046
Retirement 2055 Fund	6,302	3,296	3,281
Retirement Income Fund	52,033	55,055	46,567

The Manager currently estimates that it and/or its affiliates generally expect to pay up to 0.10% per annum (on top of any 12b-1 and/or “shelf space” fees) of the value of assets in the relevant accounts out of the Class P administrative fees paid under the Administration Agreement to service agents for providing administrative, sub-transfer agency, sub-accounting and other shareholder services to Class P shareholders of the Target Funds. The rate of such payments with regard to Class P shares may vary from service agent to service agent and, in certain circumstances, may exceed 0.10% per annum for any individual service agent. Such administrative services may include, but are not limited to, the following functions: receiving, aggregating and processing purchase, redemption and exchange orders at the service agent level; providing and maintaining elective services with respect to Class P shares such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for holders of Class P shares; maintaining account records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; collecting and posting distributions to shareholder accounts; capturing and processing tax data; processing and mailing trade confirmations, monthly statements, prospectus, shareholder reports and other SEC-required communications; and performing similar account administrative services. These payments are made to service agents selected by the Manager and/or its affiliates. The actual services provided, and the payments made for such services, vary from firm to firm.

DISTRIBUTION OF TRUST SHARES

Distributor and Multi-Class Plan

Allianz Global Investors Distributors LLC (the “Distributor”) serves as the principal underwriter of each class of the Trust’s shares pursuant to a distribution contract (the “Distribution Contract”) with the Trust. The Distributor is an indirect, wholly-owned subsidiary of Allianz Asset Management of America L.P. The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the SEC and a member of the Financial Industry Regulatory Authority Inc. (“FINRA”). The Distribution Contract is terminable with respect to a Fund or class of shares without penalty, at any time, by a Fund or class upon 60 days’ written notice to the Distributor, or by the Distributor upon 60 days’ written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares.

The Distribution Contract will continue in effect with respect to each Fund, and each class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by the majority of the outstanding shares of the Fund or class, and (ii) by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect interest financial interest in the Distribution Contract or the Distribution and/or Servicing Plans described below, by vote cast in person at a meeting called for such purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Funds or classes, it may continue in effect with respect to any Fund or class as to which it has not been terminated (or has been renewed).

The Trust currently offers up to nine classes of shares of each of the Funds: Class A, Class B, Class C, Class D, Class P, Class R, Institutional Class, Class R6 and Administrative Class shares. Effective November 1, 2009, Class B shares of the Funds are no longer available for purchase except through exchanges and dividend reinvestments, as discussed in the Prospectus. Disclosure throughout the Statement of Additional Information regarding the “purchase” of Class B shares only relates to such exchanges and dividend reinvestments.

Class A, Class B and Class C shares of the Trust are offered through financial institutions that have dealer agreements with the Distributor, or that have agreed to act as introducing brokers for the Distributor (“introducing brokers”).

Class D shares are generally offered to clients of financial service firms, such as broker-dealers or registered investment managers, with which the Distributor has an agreement for the use of the Trust’s Funds in particular investment products, programs or accounts for which a fee may be charged.

Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. Class P shares may also be offered for direct investment by other investors such as pension and profit sharing plans, employee benefit trusts and plan alliances, endowments, foundations, corporations and high net worth individuals.

Class R shares are eligible for investment only by certain “Class R Eligible Plans,” as defined in “Additional Information About Purchases, Exchanges and Redemptions of Class A, Class B, Class C, Class R, Class R6 and Institutional Class Shares” below.

Class R6 shares are offered for “Class R6 Eligible Plans,” as defined in “Additional Information About Purchases, Exchanges and Redemptions of Class A, Class B, Class C, Class R, Class R6 and Institutional Class Shares” below. Class R6 shares are also available for investment by registered funds and 529 portfolios that are advised or sub-advised by Allianz Global Fund Management, AllianzGI U.S., NFJ or their affiliates. Class R6 shares may also be available for investment by Trustees, officers and current and former employees of the Trust, Allianz Funds, Allianz Global Fund Management and the Distributor and certain of their affiliates and their immediate family members, and trusts or plans primarily for the benefit of such persons.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, and high net worth individuals (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers’ investments in the Funds).

Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to Administrative Class shareholders.

Under the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act, shares of each class of each Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements; and (c) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. In addition, each class may, at the Trustees’ discretion, also pay a different share of other expenses, not including management or custodial fees or other expenses related to the management of the Trust’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. For instance, the various classes pay different fees under the Management Agreement based on the different levels of administrative services provided to each Class. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. Each class may have a differing sales charge structure, and differing exchange and conversion features.

Contingent Deferred Sales Charge and Initial Sales Charge

As described in the Prospectus under the caption “Classes of Shares,” a contingent deferred sales charge is imposed upon certain redemptions of Class A, Class B and Class C shares. No contingent deferred sales charge is currently imposed upon redemptions of

Class D, Class R, Class P, Class R6, Institutional Class or Administrative Class shares. Because contingent deferred sales charges are calculated on a series-by-series basis, shareholders should consider whether to exchange shares of one Fund for shares of another series of the Trust or series of Allianz Funds prior to redeeming an investment if such an exchange would reduce the contingent deferred sales charge applicable to such redemption.

The following table sets forth the amount of contingent deferred sales charges paid to the Distributor for the last three fiscal years.

Class	Year Ended 11/30/14	Year Ended 11/30/13	Year Ended 11/30/12
Class A	$69,597	$96,824	$45,363
Class B	1,147	3,817	5,688
Class C	71,941	55,026	32,429
Total	142,685	155,667	83,480

As described in the Prospectus under the caption “Classes of Shares,” Class A shares of the Trust are sold pursuant to an initial sales charge, which declines as the amount of the purchase reaches certain defined levels. The following table sets forth the amount of initial sales charges received by the Distributor for the last three fiscal years.

Class	Year Ended 11/30/14	Year Ended 11/30/13	Year Ended 11/30/12
Class A	$264,198	$315,941	$125,011

Distribution and Servicing Plans for Class A, Class B, Class C and Class R Shares

As stated in the Prospectus under the captions “Classes of Shares” and “How to Buy and Sell Shares,” Class A, Class B, Class C and Class R shares of the Trust are continuously offered through participating brokers that are members of FINRA and which have dealer agreements with the Distributor, or that have agreed to act as introducing brokers.

Pursuant to separate Distribution and Servicing Plans for Class A, Class B, Class C and Class R shares (the “Retail Plans”), the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class B, Class C and Class R shares as to which no distribution and servicing fees were paid on account of such limitations.

The Distributor makes distribution and servicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries (including certain benefit plans, their service providers and their sponsors) in connection with the sale of Class B, Class C and Class R shares and servicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B shares, participating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year’s distribution and servicing fee is generally paid at the time of sale. In the case of Class R shares, distribution and servicing fees are paid periodically on a trail-flow basis, either monthly or quarterly. Pursuant to the Distribution Agreement, with respect to each Fund’s Class A, Class B, Class C and Class R shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectus to persons other than current shareholders.

Class A Servicing Fees

As compensation for services rendered and expenses borne by the Distributor in connection with personal services rendered to Class A shareholders of the Trust and the maintenance of Class A shareholder accounts, the Trust pays the Distributor servicing fees up to the annual rate of 0.25% (calculated as a percentage of each Fund’s average daily net assets attributable to Class A shares).

Class B, Class C and Class R Distribution and Servicing Fees

As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class B, Class C and Class R shares of the Trust, and in connection with personal services rendered to Class B, Class C and Class R shareholders of the Trust and the maintenance of Class B, Class C and Class R shareholder accounts (including in each case the accounts of plan participants where shares are held by a benefit plan or its financial service firm through an omnibus account), the Trust pays the Distributor servicing and distribution fees up to the annual rates set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to Class B, Class C and Class R shares, respectively):

Class	Servicing Fee	Distribution Fee
Class B	0.25%	0.75%
Class C	0.25%	0.75%
Class R	0.25%	0.25%

The Retail Plans were adopted pursuant to Rule 12b-1 under the 1940 Act and are of the type known as “compensation” plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the Retail Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor’s expenses.

The distribution fee applicable to Class B, Class C and Class R shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class B, Class C or Class R shares, respectively, including compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in distribution of Class B, Class C or Class R shares, printing of prospectus and reports for other than existing Class B, Class C or Class R shareholders, advertising, and preparation, printing and distributions of sales literature. The servicing fee, which is applicable to Class A, Class B, Class C and Class R shares of the Trust, may be spent by the Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder accounts, including compensation to, and expenses (including telephone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries (including certain benefit plans, their service providers and their sponsors who provide services to plan participants) who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund’s shares, who forward communications from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders’ needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

Many of the Distributor’s sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A, Class B, Class C, Class R or Administrative Class shares of any Fund may indirectly support sales and servicing efforts relating to the other share classes of the same Fund or the other Funds’ shares of the same or different classes. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund’s shares, and allocates other expenses among the Funds, based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers and other financial intermediaries of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

Class	Servicing Fee	Distribution Fee
Class A	0.25%	N/A
Class B	0.25%	0.75%
Class C	0.25%	0.75%
Class R	0.25%	0.25%

Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial advisor (collectively, “financial firms”) through which an investor purchases shares. With respect to Class B and Class C shares, the financial firms are also paid at the time of a purchase a commission equal to 4.00% and 1.00%, respectively, of an investment in such share classes. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including shares of the Trust) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks. Financial firms that receive distribution and/or servicing fees may in certain circumstances pay and/or reimburse all or a portion of those fees to their customers, although neither the Trust nor the Distributor is involved in establishing any such arrangements and may not be aware of their existence.

In addition, the Distributor, Allianz Global Fund Management and their affiliates (for purposes of the discussion in this paragraph, the previous paragraph, and the following three paragraphs only, collectively, the “Distributor”) from time to time make additional payments such as cash bonuses or provide other incentives to selected participating brokers and other financial firms as compensation for the sale or servicing of the Funds, including, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Distributor access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the Funds, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings, or payments to financial firms to help offset the cost associated with processing transactions in Fund shares.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of the Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor also makes payments to certain participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are from the Distributor’s own assets pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments are made to financial firms selected by the Distributor, generally to the firms that have sold significant amounts of shares of the Funds or other Allianz-sponsored funds. The level of payments made to a financial firm in any given year will vary and, in the case of most financial firms, will not exceed the sum of (a) 0.10% of such year’s sales by that financial firm of shares of the Trust and Allianz Funds, (b) 0.06% of the assets attributable to that financial firm invested in equity funds of the Trust and Allianz Funds, and (c) 0.03% of the assets attributable to that financial firm invested in fixed income funds of the Trust and Allianz Funds. In certain cases, the payments described in the preceding sentence are subject to minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor makes payments pursuant to an alternative formula or of an agreed-upon amount that, in the case of most financial firms, will not exceed the amount that would have been payable pursuant to the formulae. Notwithstanding the foregoing, the Distributor has entered, and may continue to enter, into arrangements with a small number of financial firms that result in payments in excess of what would have been payable under the formulae outlined above (“Alternative Arrangements”). The Distributor may select financial firms for Alternative Arrangements based on the factors described above, in particular due to large amounts of assets a financial firm’s clients have invested in the funds of the Trust and Allianz Funds and the exclusivity of the financial firm’s partnership with the Distributor. The level of payments under an Alternative Arrangement may be calculated based on the assets invested in the Trust and Allianz Funds by the financial firm’s clients and/or the annual sales by the financial firm of shares of the Trust or Allianz Funds, or using another methodology. Because financial firms may be selected for Alternative Arrangements in part because they have significant client assets invested in the Trust and Allianz Funds, payments under Alternative Arrangements represent a significant percentage of the Distributor’s overall payments to financial firms. Currently, the payments described above are not generally made with respect to Class R, Administrative Class or Institutional Class shares. The payments described are also not made with respect to Class R6 shares.

In addition to or separate from the “shelf space” arrangements described above, in some cases, the Distributor will make payments, at its own expense, for special events such as a conference or seminar sponsored by one of the financial firms, which in some cases could represent a significant dollar amount. In certain instances, these special events will be attended by clients of such financial firms. The Distributor may make such payments upon the request of a financial firm and not pursuant to any agreement or commitment by the firm to provide “shelf space” or related services or in return for any level of sales of shares of the Trust or Allianz Funds or other products offered by the Distributor.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor or plan administrator and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

As of the date of this Statement of Additional Information, the Distributor anticipates that the firms that will receive the additional payments described above for distribution services and/or educational support include:

Ameriprise Financial Services, Inc.

AXA Advisors, LLC

CCO Investment Services

Citigroup Global Markets, Inc.

Comerica Securities

Commonwealth Financial Network

Cuna Brokerage Services

FSC Securities Corp.

ING Financial Partners, Inc.

Janney, Montgomery, Scott

LPL Financial LLC

Merrill Lynch, Pierce, Fenner & Smith Inc.

Morgan Stanley Smith Barney LLC

National Planning Holdings, Inc.

Oppenheimer & Co., Inc.

Questar Capital

Raymond James & Associates Inc.

Raymond James Financial Services, Inc.

RBC Capital Markets Corp.

Robert W. Baird

Royal Alliance Associates Inc.

Securities America, Inc.

Sterne Agee

Summit Brokerage Services, Inc.

Sun Trust Investment Services

UBS Financial Services Inc.

US Bancorp Investments, Inc.

Waterstone Financial Group

Wells Fargo Advisor LLC

The Distributor expects that additional firms may be added to this list from time to time, and firms may be removed. Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Funds use financial firms that sell Fund shares to effect transactions for the Funds’ portfolio, the Funds, Allianz Global Fund Management and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

If in any year the Distributor’s expenses incurred in connection with the distribution of Class B, Class C and Class R shares and, for Class A, Class B, Class C and Class R shares, in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Retail Plan with respect to such class of shares continues to be in effect in some later year when such distribution and/or servicing fees exceed the Distributor’s expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Retail Plan terminates.

Each Retail Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract (“disinterested Retail Plan Trustees”), or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Retail Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Retail Plan may be amended by vote of the Trustees, including a majority of the disinterested Retail Plan Trustees, cast in person at a meeting called for such purpose. As long as the Retail Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

The Retail Plans will continue in effect with respect to each Fund, and each class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the disinterested Retail Plan Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for the purpose of voting on such approval.

If a Retail Plan is terminated (or not renewed) with respect to one or more Funds or classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

The Trustees believe that the Retail Plans will provide benefits to the Trust. In this regard, the Trustees believe that the Retail Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Retail Plans or under alternative distribution schemes. Although the expenses of the Funds are essentially fixed, the Trustees believe that the effect of the Retail Plans on sales and/or redemptions may benefit the Trust by allowing the Funds to take advantage of “break points” in the Funds’ management fees and/or by affording greater flexibility to the Sub-Adviser. From time to time, expenses of the Distributor incurred in connection with the sale of Class B, Class C and Class R shares of the Trust, and in connection with the servicing of Class A, Class B, Class C and Class R shareholders and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to Class A, Class B, Class C and Class R shares.

Payments Pursuant to Class A Plans

The following table sets forth the amount paid by the Trust pursuant to the Class A Retail Plan for the last three fiscal years. Because certain of the Funds are newly formed, the Trust did not pay any amount pursuant to the Class A Retail Plan during the periods noted for such Funds.

Fund	Year Ended 11/30/14	Year Ended 11/30/13	Year Ended 11/30/12
Behavioral Advantage Large Cap Fund	$23,385	$3,262	$125
Best Styles Global Equity Fund	6	N/A	N/A
China Equity Fund	668	324	441
Convertible Fund	1,108,376	424,026	208,144
Emerging Markets Consumer Fund	N/A	N/A	N/A
Emerging Markets Debt Fund	5	N/A	N/A
Emerging Markets Small-Cap Fund	N/A	N/A	N/A
Europe Equity Dividend Fund	N/A	N/A	N/A
Global Allocation Fund	172,516	175,715	181,872
Global Dynamic Allocation Fund	3,121	2,747	2,563
Global Fundamental Strategy Fund	30	11	N/A
Global Managed Volatility Fund	333	239	91
Global Megatrends Fund	N/A	N/A	N/A
Global Sustainability Fund	N/A	N/A	N/A
Global Water Fund	348,785	213,138	130,614
High Yield Bond Fund	177,279	235,021	236,534
International Growth Fund	N/A	N/A	N/A
International Small-Cap Fund	12,298	8,927	10,744
Micro Cap Fund	8,821	1,156	168
Multi-Asset Real Return Fund	251	81	N/A
NFJ Emerging Markets Value Fund	122	39	N/A
NFJ Global Dividend Value Fund	28,703	23,699	14,030
NFJ International Small-Cap Value Fund	6,701	3,479	226
NFJ International Value II Fund	323	160	31
Retirement 2015 Fund	24,933	13,096	3,730
Retirement 2020 Fund	62,856	23,126	1,118
Retirement 2025 Fund	64,503	29,987	173
Retirement 2030 Fund	53,607	23,250	5,888

Fund	Year Ended 11/30/14	Year Ended 11/30/13	Year Ended 11/30/12
Retirement 2035 Fund	37,808	12,910	70
Retirement 2040 Fund	35,298	12,010	1,237
Retirement 2045 Fund	21,120	7,466	69
Retirement 2050 Fund	8,778	1,915	768
Retirement 2055 Fund	1,549	192	26
Retirement Income Fund	14,239	12,249	11,634
Short Duration High Income Fund	453,369	316,433	52,936
Structured Return Fund	5,156	106	N/A
Ultra Micro Cap Fund	172,817	59,954	5,871
U.S. Equity Hedged Fund	3,731	1,260	N/A
U.S. Small-Cap Growth Fund	12,329	7,234	2,875
Total	$2,863,816	$1,613,212	$871,978

The amounts collected pursuant to the Class A Retail Plan are to be used for the following purposes by the Distributor: sales commissions and other compensation to sales personnel; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses). Based on a number of factors, the Distributor analyzes costs on an annual basis and applies a fixed formula in order to allocate amounts collected pursuant to the Class A Retail Plan to compensation and to sales material and other expenses. Because certain of the Funds are newly formed, the Distributor did not use any amounts collected pursuant to the Class A Retail Plan for these purposes during the periods noted for such Funds.

Fund	Compensation	Sales Material and Other Expenses	Total
Behavioral Advantage Large Cap Fund	$16,136	$7,249	$23,385
Best Styles Global Equity Fund	4	2	6
China Equity Fund	461	207	668
Convertible Fund	764,780	343,598	1,108,376
Emerging Markets Consumer Fund	N/A	N/A	N/A
Emerging Markets Debt Fund	4	1	5
Emerging Markets Small-Cap Fund	N/A	N/A	N/A
Europe Equity Dividend Fund	N/A	N/A	N/A
Global Allocation Fund	119,036	53,480	172,516
Global Dynamic Allocation Fund	2,154	967	3,121
Global Fundamental Strategy Fund	21	9	30
Global Managed Volatility Fund	229	104	333
Global Megatrends Fund	N/A	N/A	N/A
Global Sustainability Fund	N/A	N/A	N/A
Global Water Fund	240,662	108,123	348,785
High Yield Bond Fund	122,322	54,957	177,279
International Growth Fund	N/A	N/A	N/A
International Small-Cap Fund	8,486	3,812	12,298
Micro Cap Fund	6,086	2,735	8,821
Multi-Asset Real Return Fund	173	78	251
NFJ Emerging Markets Value Fund	84	38	122
NFJ Global Dividend Value Fund	19,805	8,898	28,703
NFJ International Small-Cap Value Fund	4,624	2,077	6,701
NFJ International Value II Fund	223	100	323
Retirement 2015 Fund	17,204	7,729	24,933
Retirement 2020 Fund	43,371	19,485	62,856
Retirement 2025 Fund	44,507	19,996	64,503
Retirement 2030 Fund	36,989	16,618	53,607
Retirement 2035 Fund	26,088	11,720	37,808
Retirement 2040 Fund	24,355	10,943	35,298
Retirement 2045 Fund	14,573	6,547	21,120
Retirement 2050 Fund	6,057	2,721	8,778
Retirement 2055 Fund	1,069	480	1,549
Retirement Income Fund	9,825	4,414	14,239

Fund	Compensation	Sales Material and Other Expenses	Total
Short Duration High Income Fund	312,825	140,544	453,369
Structured Return Fund	3,558	1,1598	5,156
Ultra Micro Cap Fund	119,243	53,574	172,817
U.S. Equity Hedged Fund	2,574	1,157	3,731
U.S. Small-Cap Growth Fund	8,507	3,822	12,329
Total	$1,976,035	$887,779	$2,863,816

Payments Pursuant to Class B Plans

The following table sets forth the amount paid by the Trust pursuant to the Class B Retail Plan for the last three fiscal years.

Fund	Year Ended 11/30/14	Year Ended 11/30/13	Year Ended 11/30/12
Global Allocation Fund	$22,299	$35,700	$64,544

The amounts collected pursuant to the Class B Retail Plan will be used for the following purposes by the Distributor: sales commissions and other compensation to sales personnel; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing the prospectus to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses). Based on a number of factors, the Distributor analyzes costs on an annual basis and applies a fixed formula in order to allocate amounts collected pursuant to the Class B Retail Plan to compensation and to sales material and other expenses.

Fund	Compensation	Sales Material and Other Expenses	Total
Global Allocation Fund	$15,386	$6,913	$22,299

Payments Pursuant to Class C Plans

The following table sets forth the amount paid by the Trust pursuant to the Class C Retail Plan for the last three fiscal years. Because certain of the Funds are newly formed, the Trust did not pay any amount pursuant to the Class C Retail Plan during the periods noted for such Funds.

Fund	Year Ended 11/30/14	Year Ended 11/30/13	Year Ended 11/30/12
Behavioral Advantage Large Cap Fund	$3,746	$1,059	$316
China Equity Fund	410	563	905
Convertible Fund	1,315,040	614,025	309,347
Emerging Markets Debt Fund	20	N/A	N/A
Europe Equity Dividend Fund	N/A	N/A	N/A
Global Allocation Fund	655,121	695,745	743,817
Global Dynamic Allocation Fund	13,944	13,460	12,237
Global Fundamental Strategy Fund	105	42	N/A
Global Managed Volatility Fund	1,972	1,102	100
Global Water Fund	688,403	364,382	238,680
High Yield Bond Fund	255,347	294,583	239,068
International Small-Cap Fund	9,923	5,926	5,090
Multi-Asset Real Return Fund	1,017	411	N/A
NFJ Emerging Markets Value Fund	459	135	N/A
NFJ Global Dividend Value Fund	58,779	47,153	36,036
NFJ International Small-Cap Value Fund	11,675	2,039	53
NFJ International Value II Fund	563	231	104
Retirement 2015 Fund	13,180	16,923	21,503
Retirement 2020 Fund	4,424	4,666	6,513
Retirement 2030 Fund	7,343	7,309	6,339
Retirement 2040 Fund	3,277	2,587	1,207
Retirement 2050 Fund	1,310	744	684
Retirement Income Fund	41,862	56,728	69,783
Short Duration High Income Fund	401,862	229,876	57,438
Structured Return Fund	1,183	118	N/A
U.S. Equity Hedged Fund	1,735	198	N/A
U.S. Small-Cap Growth Fund	6,464	3,663	2,056

Fund	Year Ended 11/30/14	Year Ended 11/30/13	Year Ended 11/30/12
Total	$3,499,164	$2,363,668	$1,751,276

The amounts collected pursuant to the Class C Retail Plan will be used for the following purposes by the Distributor: sales commissions and other compensation to sales personnel; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing the prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses). Based on a number of factors, the Distributor analyzes costs on an annual basis and applies a fixed formula in order to allocate amounts collected pursuant to the Class C Retail Plan to compensation and to sales material and other expenses. Because certain of the Funds are newly formed, the Distributor did not use any amounts collected pursuant to the Class C Retail Plan for these purposes during the periods noted for such Funds.

Fund	Compensation	Sales Material and Other Expenses	Total
Behavioral Advantage Large Cap Fund	$2,585	$1,161	$3,746
China Equity Fund	283	127	410
Convertible Fund	907,377	407,663	1,315,040
Emerging Markets Debt Fund	14	6	20
Europe Equity Dividend Fund	N/A	N/A	N/A
Global Allocation Fund	452,034	203,088	655,122
Global Dynamic Allocation Fund	9,621	4,323	13,944
Global Fundamental Strategy Fund	72	33	105
Global Managed Volatility Fund	1,360	612	1,972
Global Water Fund	474,998	213,405	688,403
High Yield Bond Fund	176,189	79,158	255,347
International Small-Cap Fund	6,847	3,076	9,923
Multi-Asset Real Return Fund	702	315	1,017
NFJ Emerging Markets Value Fund	317	142	459
NFJ Global Dividend Value Fund	40,557	18,222	58,779
NFJ International Small-Cap Value Fund	8,055	3,619	11,674
NFJ International Value II Fund	389	174	563
Retirement 2015 Fund	9,094	4,086	13,180
Retirement 2020 Fund	3,052	1,372	4,424
Retirement 2030 Fund	5,067	2,276	7,343
Retirement 2040 Fund	2,261	1,016	3,277
Retirement 2050 Fund	904	406	1,310
Retirement Income Fund	28,885	12,977	41,862
Short Duration High Income Fund	277,285	124,577	401,862
Structured Return Fund	816	367	1,183
U.S. Equity Hedged Fund	1,197	538	1,735
U.S. Small-Cap Growth Fund	4,460	2,004	6,464
Total	$2,414,421	$1,084,742	$3,499,164

Payments Pursuant to Class R Plans

The following table sets forth the amount paid by the Trust pursuant to the Class R Retail Plan for the last three fiscal years. Because certain of the Funds that currently offer Class R Shares are newly formed, the Trust did not pay any amount pursuant to the Class R Retail Plan during the periods noted.

Fund	Year Ended 11/30/14	Year Ended 11/30/13	Year Ended 11/30/12
China Equity Fund	N/A	N/A	N/A
Convertible Fund	$6,000	$1,686	$772
Global Allocation Fund	86	80	72
Global Dynamic Allocation Fund	734	238	194
High Yield Bond Fund	14,778	12,208	6,966
International Small-Cap Fund	312	82	54
Retirement 2015 Fund	994	1,974	464
Retirement 2020 Fund	5,156	5,048	746
Retirement 2025 Fund	5,394	4,484	994
Retirement 2030 Fund	6,584	6,148	990
Retirement 2035 Fund	5,140	4,590	690
Retirement 2040 Fund	6,490	5,132	602
Retirement 2045 Fund	2,016	1,636	312
Retirement 2050 Fund	2,798	2,338	336
Retirement 2055 Fund	518	276	74
Retirement Income Fund	932	714	242
U.S. Small-Cap Growth Fund	126	84	52
Total	$58,058	$46,718	$13,560

The amounts collected pursuant to the Class R Retail Plan will be used for the following purposes by the Distributor: sales commissions and other compensation to sales personnel; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing the prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses). Based on a number of factors, the Distributor analyzes costs on an annual basis and applies a fixed formula in order to allocate amounts collected pursuant to the Class R Retail Plan to compensation and to sales material and other expenses. Because certain of the Funds that currently offer Class R Shares were newly formed during the period, the Distributor has not used any amounts collected pursuant to the Class R Retail Plan for these purposes during the periods noted.

Fund	Compensation	Sales Materials and Other Expenses	Total
Convertible Fund	$4,140	$1,860	$6,000
Global Allocation Fund	59	27	86
Global Dynamic Allocation Fund	506	228	734
High Yield Bond Fund	10,197	4,581	14,778
International Small-Cap Fund	215	97	312
Retirement 2015 Fund	686	308	994
Retirement 2020 Fund	3,557	1,599	5,156
Retirement 2025 Fund	3,722	1,672	5,394
Retirement 2030 Fund	4,543	2,041	6,584
Retirement 2035 Fund	3,547	1,593	5,140
Retirement 2040 Fund	4,478	2,012	6,490
Retirement 2045 Fund	1,391	625	2,016
Retirement 2050 Fund	1,930	868	2,798
Retirement 2055 Fund	358	160	518
Retirement Income Fund	643	289	932
U.S. Small-Cap Growth Fund	87	39	126
Total	$40,059	$17,999	$58,058

From time to time, expenses of principal underwriters incurred in connection with the distribution of Class B, Class C and Class R shares of the Fund, and in connection with the servicing of Class A, Class B, Class C and Class R shareholders of the Fund and the maintenance of Class A, Class B, Class C and Class R shareholder accounts, may exceed the distribution and/or servicing fees collected by the Distributor. The allocation of such excess amounts as of November 30, 2014 is as follows. Because certain of the Funds were newly formed during the period, no such excess expenses have been incurred during the periods noted for such Funds.

Fund	Class A	Class B	Class C	Class R
Behavioral Advantage Large Cap Fund	$(93)	N/A	$1,720	N/A
Best Styles Global Equity Fund	6	N/A	N/A	N/A
China Equity Fund	(15)	N/A	155	N/A
Convertible Fund	29,714	N/A	706,577	$144
Emerging Markets Consumer Fund	N/A	N/A	N/A	N/A
Emerging Markets Debt Fund	N/A	N/A	N/A	N/A
Emerging Markets Small-Cap Fund	N/A	N/A	N/A	N/A
Global Allocation Fund	2,650	$16,679	69,921	86
Global Dynamic Allocation Fund	207	N/A	1,373	48
Global Fundamental Strategy Fund	30	N/A	105	N/A
Global Managed Volatility Fund	48	N/A	225	N/A
Global Sustainability Fund	N/A	N/A	N/A	N/A
Global Water Fund	7,037	N/A	319,237	N/A
High Yield Bond Fund	52,626	N/A	56,529	(76)
International Small-Cap Fund	1,143	N/A	2,140	68
Micro Cap Fund	(127,927)	N/A	N/A	N/A
Multi-Asset Real Return Fund	28	N/A	263	N/A
NFJ Emerging Markets Value Fund	37	N/A	197	N/A
NFJ Global Dividend Value Fund	205	N/A	8,553	N/A
NFJ International Small-Cap Value Fund	11	N/A	9,406	N/A
NFJ International Value II Fund	43	N/A	466	N/A
Retirement 2015 Fund	4,727	N/A	984	166
Retirement 2020 Fund	19,039	N/A	1,551	134
Retirement 2025 Fund	13,099	N/A	N/A	93
Retirement 2030 Fund	10,964	N/A	1,237	196
Retirement 2035 Fund	6,988	N/A	N/A	101
Retirement 2040 Fund	7,328	N/A	708	113
Retirement 2045 Fund	3,003	N/A	N/A	78
Retirement 2050 Fund	2,451	N/A	793	130
Retirement 2055 Fund	523	N/A	N/A	72
Retirement Income Fund	1,529	N/A	3,298	83
Short Duration High Income Fund	48,472	N/A	169,950	N/A
Structured Return Fund	196	N/A	1,114	N/A
Ultra Micro Cap Fund	127,933	N/A	N/A	N/A
U.S. Equity Hedged Fund	1,015	N/A	1,572	N/A
U.S. Small-Cap Growth Fund	204	N/A	1,414	78
Total	$213,224	$16,679	$1,359,488	$1,514

Fund	Class A	Class B	Class C	Class R
Behavioral Advantage Large Cap Fund	0.00%	N/A	0.38%	N/A
Best Styles Global Equity Fund	0.06%	N/A	N/A	N/A
China Equity Fund	0.00%	N/A	0.58%	N/A
Convertible Fund	0.01%	N/A	0.56%	0.01%
Emerging Markets Consumer Fund	N/A	N/A	N/A	N/A
Emerging Markets Debt Fund	0.00%	N/A	0.00%	N/A
Emerging Markets Small-Cap Fund	N/A	N/A	N/A	N/A
Global Allocation Fund	0.00%	0.92%	0.11%	0.49%
Global Dynamic Allocation Fund	0.02%	N/A	0.10%	0.03%
Global Fundamental Strategy Fund	0.19%	N/A	0.98%	N/A
Global Managed Volatility Fund	0.02%	N/A	0.09%	N/A
Global Sustainability Fund	N/A	N/A	N/A	N/A
Global Water Fund	0.01%	N/A	0.41%	N/A
High Yield Bond Fund	0.07%	N/A	0.24%	0.00%
International Small-Cap Fund	0.02%	N/A	0.19%	0.09%
Micro Cap Fund	-2.73%	N/A	N/A	N/A
Multi-Asset Real Return Fund	0.02%	N/A	0.23%	N/A
NFJ Emerging Markets Value Fund	0.03%	N/A	0.27%	N/A
NFJ Global Dividend Value Fund	0.00%	N/A	0.15%	N/A
NFJ International Small-Cap Value Fund	0.00%	N/A	0.70%	N/A
NFJ International Value II Fund	0.03%	N/A	0.59%	N/A
Retirement 2015 Fund	0.04%	N/A	0.09%	0.08%
Retirement 2020 Fund	0.05%	N/A	0.33%	0.01%
Retirement 2025 Fund	0.04%	N/A	N/A	0.01%
Retirement 2030 Fund	0.04%	N/A	0.18%	0.01%
Retirement 2035 Fund	0.03%	N/A	N/A	0.01%
Retirement 2040 Fund	0.04%	N/A	0.26%	0.01%
Retirement 2045 Fund	0.03%	N/A	N/A	0.02%
Retirement 2050 Fund	0.05%	N/A	0.58%	0.02%
Retirement 2055 Fund	0.05%	N/A	N/A	0.05%
Retirement Income Fund	0.02%	N/A	0.08%	0.04%
Short Duration High Income Fund	0.03%	N/A	0.19%	N/A
Structured Return Fund	0.01%	N/A	0.81%	N/A
Ultra Micro Cap Fund	0.24%	N/A	N/A	N/A
U.S. Equity Hedged Fund	0.07%	N/A	0.87%	N/A
U.S. Small-Cap Growth Fund	0.01%	N/A	0.21%	0.27%

Distribution and Administrative Services Plans for Administrative Class Shares

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of each Fund. The Trust also has adopted an Administrative Distribution Plan (together with the Administrative Services Plan, the “Administrative Plans”) with respect to the Administrative Class shares of each Fund.

Under the terms of the Administrative Distribution Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each applicable Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries for costs and expenses incurred in connection with the distribution and marketing of Administrative Class shares and/or the provision of certain shareholder services to its customers that invest in Administrative Class shares of the Funds. Such services may include, but are not limited to, the following: providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering the prospectus and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares; and assisting investors in completing application forms and selecting dividend and other account options.

Under the terms of the Administrative Services Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide certain administrative services for Administrative Class shareholders. Such services may include, but are not limited to, the following: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

In addition, financial intermediaries that receive fees under the Administrative Distribution Plan or the Administrative Services Plan may in turn pay and/or reimburse all or a portion of those fees to their customers.

The same entity may be the recipient of fees under both the Administrative Distribution Plan and the Administrative Services Plan, but may not receive fees under both plans with respect to the same assets. Fees paid pursuant to either Plan may be paid for shareholder services and the maintenance of shareholder accounts, and therefore may constitute “service fees” for purposes of applicable rules of FINRA. The Administrative Distribution Plan has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule.

Each Administrative Plan provides that it may not be amended to increase materially the costs that Administrative Class shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of the Administrative Class, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees (“disinterested Administrative Plan Trustees”) who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

Each Administrative Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Administrative Plan Trustees. Each Administrative Plan provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to the Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

Each Administrative Plan is a “reimbursement plan,” which means that fees are payable to the relevant financial intermediary only to the extent necessary to reimburse expenses incurred pursuant to such plan. Each Administrative Plan provides that expenses payable under the Plan may be carried forward for reimbursement for up to twelve months beyond the date in which the expense is incurred, subject to the limit that not more than 0.25% of the average daily net assets of Administrative Class shares may be used in any month to pay expenses under the Plan. Each Administrative Plan requires that Administrative Class shares incur no interest or carrying charges.

Rules of FINRA limit the amount of distribution fees that may be paid by mutual funds. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that some, if not all, of the fees paid pursuant to both Administrative Plans will qualify as “service fees” and therefore will not be limited by FINRA rules.

Payments Pursuant to the Administrative Plans

The following table sets forth the amount paid by the Trust to service providers pursuant to the Administrative Services Plan and the Administrative Distribution Plan for the last three fiscal years. Because certain of the Funds that currently offer Administrative Class Shares are newly formed, the Trust did not pay any amount pursuant to the Administrative Services Plan and the Administrative Distribution Plan during the periods noted for such Funds.

Fund	Year Ended 11/30/14	Year Ended 11/30/13	Year Ended 11/30/12
China Equity Fund	N/A	N/A	N/A
Convertible Fund	$18,317	$19,401	$4,818
Global Allocation Fund	72	2,538	4,094
Global Dynamic Allocation Fund	51	45	40
High Yield Bond Fund	86,752	74,979	2,234
International Small-Cap Fund(1)	0	34	181
Retirement 2015 Fund	8,921	6,020	36
Retirement 2020 Fund	18,262	11,142	36
Retirement 2025 Fund	27,941	15,002	25
Retirement 2030 Fund	22,090	13,085	39
Retirement 2035 Fund	27,301	14,577	26
Retirement 2040 Fund	12,947	7,411	40
Retirement 2045 Fund	4,162	2,163	28
Retirement 2050 Fund	3,010	1,342	41
Retirement 2055 Fund	715	209	26
Retirement Income Fund	5,226	3,595	36
Total	$235,767	$171,577	$11,881

(1)	Effective May 21, 2014, Administrative Class shares of the Fund were terminated.

Plan for Class D Shares

Each Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of each Fund’s shares (“distribution fees”) and/or in connection with personal services rendered to a Fund’s shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to a Distribution and Servicing Plan (“12b-1 Plan”) adopted by the Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the 12b-1 Plan for Class D shares pay distribution and/or servicing fees (calculated as a percentage of a Fund’s average daily net assets attributable to the particular class of shares) not to exceed 0.25%. Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

In accordance with Rule 12b-1 under the 1940 Act, the Class D Plan may not be amended to increase materially the costs that Class D shareholders may bear under the Plan without the approval of a majority of the outstanding Class D shares, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees (“disinterested Class D Plan Trustees”) who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments. The Class D Plan may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Class D Plan Trustees. In addition, the Class D Plan may not take effect unless it is approved by the vote of a majority of the outstanding Class D shares and it shall continue in effect only so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Class D Plan Trustees.

Rules of FINRA limit the amount of distribution fees that may be paid by mutual funds. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that most, if not all, of the fees paid pursuant to the Class D Plan will qualify as “service fees” and therefore will not be limited by FINRA rules.

Because certain of the Funds are newly formed, the Trust did not pay any amount to qualified service providers pursuant to the Class D Plan during the periods noted for such Funds.

Fund	Year Ended 11/30/14	Year Ended 11/30/13	Year Ended 11/30/12
Behavioral Advantage Large Cap Fund	$845	$519	$34
China Equity Fund	862	739	818
Convertible Fund	282,711	165,531	92,896
Global Allocation Fund	4,245	1,190	521
Global Dynamic Allocation Fund	612	576	148
Global Fundamental Strategy Fund	928	11	N/A
Global Managed Volatility Fund	247	178	34
Global Water Fund	53,164	32,357	11,881
High Yield Bond Fund	173,824	177,986	66,804
International Small-Cap Fund	2,962	405	2,003
Multi-Asset Real Return Fund	67	24	N/A
NFJ Emerging Markets Value Fund	3,566	1,464	N/A
NFJ Global Dividend Value Fund	2,967	1,459	1,497
NFJ International Small-Cap Value Fund	2,897	1,976	40
NFJ International Value II Fund	34	30	26
Retirement 2015 Fund	343	1,247	877
Retirement 2020 Fund	786	687	413
Retirement 2030 Fund	1,635	1,340	1,076
Retirement 2040 Fund	524	570	739
Retirement 2050 Fund	766	604	532
Retirement Income Fund	2,595	3,862	2,800
Short Duration High Income Fund	78,737	38,058	5,112
Structured Return Fund	4,681	1,711	N/A
U.S. Equity Hedged Fund	778	473	N/A
U.S. Small-Cap Growth Fund	245	154	112
Total	$621,021	$433,151	$188,363

Additional Information About Class P Shares

Class P shares of each Fund may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Manager may make arrangements for the Funds to make payments, directly or through the Manager or its affiliate, with respect to Class P shares of each Fund held through such service agents, including, without limitation, the following services: receiving, aggregating and processing purchase, redemption and exchange orders at the service agent level; furnishing shareholder sub-accounting; providing and maintaining elective services with respect to Class P shares such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for holders of Class P shares; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; and performing similar account administrative services. These payments are made to financial intermediaries selected by the Manager and/or its affiliates. The actual services provided, and the payments made for such services, vary from firm to firm. For these services, each Fund (except for the Target Funds) may pay an annual fee of up to 0.10% of the value of the assets in the relevant accounts. The Manager and/or its affiliates may make payments to service agents for the services described in this paragraph on top of the 0.10% that each Fund (except for the Target Funds) may pay to such agents. The aggregate rate of such payments by a Fund and the Manager and/or its affiliates with regard to Class P shares may vary from service agent to service agent and, in certain circumstances, may exceed 0.10% per annum for any individual service agent. For the Target Funds, such services are paid for with a portion of fees payable under the Administration Agreement. Please see “Management of the Trust—Fund Administrator.” These amounts would be in addition to amounts paid to the Trust’s transfer agents or other service providers. Service agents may impose additional or different conditions than the Trust on the purchase, redemption or exchanges of Trust shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemption of Trust shares in addition to any fees charged by the Trust. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. In addition, the Distributor, Allianz Global Fund Management and their affiliates may also make payments out of the fees they receive from the Funds and/or their own resources, to financial intermediaries for services that may be deemed to be primarily intended to result in the sale of Class P shares of the Funds. The payments described in this paragraph may be significant to the payors and the payees.

Additional Information About Institutional Class and Administrative Class Shares

Institutional Class and Administrative Class shares of the Trust may also be offered through brokers, other financial intermediaries and other entities, such as benefit or savings plans and their sponsors or service providers (“service agents”), that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Distributor, Allianz Global Fund Management and their affiliates may pay, out of the fees they receive from the Funds and/or their own assets, amounts to service agents for providing bona fide shareholder services to shareholders holding Institutional Class and Administrative Class shares through such service agents. Such services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectus, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Service agents may impose additional or different conditions than the Trust on the purchase, redemption or exchanges of Trust shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemption of Trust shares in addition to any fees charged by the Trust. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. In addition, the Distributor, Allianz Global Fund Management and their affiliates may also make payments out of the fees they receive from the Funds and/or their own resources, to financial intermediaries for services that may be deemed to be primarily intended to result in the sale of shares of the Funds. The payments described in this paragraph may be significant to the payors and the payees.

Additional Payments to the Distributor

Pursuant to an intercompany agreement between the Manager and the Distributor, the Manager pays the Distributor a monthly fee at the annual rate of 0.90% of the aggregate gross dollar value of sales of Fund shares for the Trust during the applicable month of all share classes, to provide support for the distribution, marketing and servicing activities rendered by the Distributor on behalf of the Funds and related expenses. Pursuant to an intercompany agreement between Pacific Investment Management Company LLC (“PIMCO”) and the Distributor, PIMCO pays the Distributor a fee at the annual rate of 0.09% of the average daily net assets attributable to shares of PIMCO Funds held by the Trust’s Funds that are “funds of funds” (i.e., currently the Target Funds) in return for shareholder, administrative and other support services as requested from time to time by PIMCO on behalf of the applicable PIMCO Funds.

Purchases, Exchanges and Redemptions

Purchases, exchanges and redemptions of the Trust’s shares are discussed in the Prospectus, under the heading “How to Buy and Sell Shares” and that information is incorporated herein by reference. Certain purchases of the Trust’s shares are subject to a reduction or elimination of sales charges, as summarized in the Prospectus and as described in greater detail below. Variations in sales charges reflect the varying efforts required to sell shares to separate categories of investors.

Certain clients of the Manager or a Sub-Adviser whose assets would be eligible for purchase by one or more Funds may purchase shares of the Trust with such assets. Assets so purchased by the Funds will be valued in accordance with procedures adopted by the Board of Trustees.

The minimum initial investment for shares of the Institutional Class, Class P and Administrative Class is $1 million, except that the minimum investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Fund or the Distributor may lower or waive the minimum initial investment for certain categories of investors at their discretion, including for Trustees, officers and current and former employees of the Funds, the Manager, the Sub-Advisers and the Distributor and their immediate family members, and trusts or plans primarily for the benefit of such persons. Under an “Employees as Customers” program, the investment minimum may also be lowered or waived for investments in Institutional Class shares by Trustees of the Trust and Allianz Funds and by current and former employees of certain direct and indirect subsidiaries of Allianz SE (including AAMA, Allianz Asset Management of America LLC, Allianz Global Fund Management, Allianz Global Investors U.S.

Holdings LLC, AllianzGI U.S., NFJ and the Distributor and certain of their affiliates) and certain of their family members. The minimum initial investment for single defined contribution plans is $100,000, unless the plan has 250 eligible participants or is associated with an existing plan that meets the minimum investment criteria. The investment minimum for shareholders with existing accounts is $200,000, provided that the current market value of the account is at least $1,000,000. For omnibus accounts, all minimums stated above apply at the omnibus level and not at the underlying investor level.

For Class R6 shares, there is no minimum initial investment for Class R6 Eligible Plans and other eligible investors.

The minimum initial investment in Class D shares of any Fund is $1,000, with a minimum subsequent investment of $50 per Fund. The minimum investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Fund or the Distributor may lower or waive the minimum initial investment for certain categories of investors at their discretion.

To obtain more information about exceptions to the minimum initial investment for Institutional Class, Class R6, Class P, Administrative Class and Class D shares, please call the Trust at 1-800-498-5413.

One or more classes of shares of the Funds may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of a particular Fund, or class of shares thereof, are available for offer and sale in their State of domicile or residence. Shares of a Fund may not be offered or sold in any State unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

As described and subject to any limits in the Prospectus under the caption “How to Buy and Sell Shares- Exchanging Shares” and in this Statement of Additional Information under the section titled “Additional Information About Purchases, Exchanges and Redemptions of Class A, Class B, Class C, Class R, Class R6 and Institutional Class Shares,” a shareholder may exchange shares of any Fund for shares of the same class of any other series of the Trust that is available for investment or any series of Allianz Funds that is available for investment, on the basis of their respective net asset values. This exchange privilege may in the future be extended to cover any “interval” funds that may be established and managed by the Manager and its affiliates. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new fund. For example, if a shareholder invests in Class C shares of one fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1.00%) exchanges his shares for Class C shares of another fund, no sales charge would be imposed upon the exchange, but the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder’s investment in the first fund as described herein.

Shares of one class of a Fund may be exchanged, at a shareholder’s option, directly for shares of another class of the same Fund (an “intra-Fund exchange”), subject to the terms and conditions described below and to such other fees and charges as set forth in the Prospectus (including the imposition or waiver of any sales charge or CDSC), provided that the shareholder for whom the intra-Fund exchange is being requested meets the eligibility requirements of the class into which such shareholder seeks to exchange. Additional information regarding the eligibility requirements of different share classes, including investment minimums and intended distribution channels, is provided under “Distribution of Trust Shares” above, and/or in the Prospectus. Shares of a Fund will be exchanged for shares of a different class of the same Fund on the basis of their respective NAVs. Ongoing fees and expenses incurred by a given share class will differ from those of other share classes, and a shareholder receiving new shares in an intra-Fund exchange may be subject to higher or lower total expenses following such exchange. In addition to changes in ongoing fees and expenses, a shareholder receiving new shares in an intra-Fund exchange may be required to pay an initial sales charge (load) or CDSC. Generally, intra-Fund exchanges into Class A shares will be subject to a Class A sales charge unless otherwise noted below, and intra-Fund exchanges out of Class A, Class B or Class C shares will be subject to the standard schedule of CDSCs for the share class out of which the shareholder is exchanging, unless otherwise noted below. If Class B shares are exchanged for Class A shares, a shareholder will be responsible for paying any applicable Class B CDSCs and any applicable Class A sales charge. If Class C shares are exchanged for Class A shares, a shareholder will be responsible for paying any Class C CDSCs and any applicable Class A sales charge. With respect to shares subject to a CDSC, if less than all of an investment is exchanged out of one class of a Fund, any portion of the investment exchanged will be from the lot of shares that would incur the lowest CDSC if such shares were being redeemed rather than exchanged. Shareholders generally should not recognize gain or loss for U.S. federal income tax purposes upon such an intra-Fund exchange, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If an intra-Fund exchange incurs a CDSC or sales charge, Fund shares may be redeemed to pay such charge, and that redemption will be taxable. Shareholders should consult their tax advisers as to the federal, state and local or non-U.S. tax consequences of an intra-Fund exchange.

Institutional Class shares of a Fund may be exchanged for Administrative Class shares offered by any other Fund or series of Allianz Funds that offers such class of shares, or vice versa, provided that the Institutional Class or Administrative Class shareholder, as the case may be, meets the eligibility requirements of the class into which such shareholder seeks to exchange.

Orders for exchanges accepted prior to the time Fund shares are valued on any day the Trust is open for business will be executed at the respective net asset values next determined as of the valuation time for Fund shares on that day. Orders for exchanges received after the time Fund shares are valued on any business day will be executed at the respective net asset values determined as of the valuation time for Fund shares on the next business day.

The Trust and the Manager each reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Manager, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Manager to be detrimental to the Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners.

Pursuant to provisions of agreements between the Distributor and participating brokers, introducing brokers, Service Organizations and other financial intermediaries (together, “intermediaries”) that offer and sell shares and/or process transactions in shares of the Funds, intermediaries are required to engage in such activities in compliance with applicable federal and state securities laws and in accordance with the terms of the Prospectus and this Statement of Additional Information. Among other obligations, to the extent an intermediary has actual knowledge of violations of Fund policies (as set forth in the then current Prospectus and this Statement of Additional Information) regarding (i) the timing of purchase, redemption or exchange orders and pricing of Fund shares, or (ii) market timing or excessive short-term trading, the intermediary is required to report such known violations promptly to the Distributor.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency that makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

The Trust is committed to paying in cash all requests for redemptions by any shareholder of record of the Funds, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1.00% of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held by the particular Fund. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least a specified amount. The applicable minimums and other information about such mandatory redemptions are set forth in the Prospectus or in this Statement of Additional Information under the section titled “Additional Information About Purchases, Exchanges and Redemptions of Class A, Class B, Class C, Class R, Class R6 and Institutional Class Shares.” The Trust’s Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.

Redemption Fees

The Funds do not charge a redemption fee.

Additional Information about Purchases, Exchanges and Redemptions of Class A, Class B, Class C, Class R, Class R6 and Institutional Class Shares

How to Buy Shares

Class A, Class B, Class C, Class R and Class R6 shares of each Fund are continuously offered through the Distributor and through other firms that have dealer agreements with the Distributor (“participating brokers”) or that have agreed to act as introducing brokers for the Distributor (“introducing brokers”). Class D shares are offered through financial intermediaries. Class P shares are offered primarily through certain asset allocation, wrap fee and other fee-based programs sponsored by broker-dealers and other financial intermediaries. The Distributor is an affiliate of Allianz Global Fund Management and also a subsidiary of AAMA. As discussed in the Prospectus and noted above, effective November 1, 2009, Class B shares of the Funds are no longer available for purchase except through exchanges and dividend reinvestments. Disclosure throughout the Statement of Additional Information regarding the “purchase” of Class B shares only relates to such exchanges and dividend reinvestments.

Purchases Through Your Financial Advisor. You may purchase Class A or Class C shares through a financial advisor.

Purchases By Mail. Investors who wish to invest in Class A or Class C shares by mail may send a completed application form along with a check payable to the Allianz Family of Funds at:

Regular Mail:

Allianz Family of Funds

P.O. Box 8050

Boston, MA 02266-8050

Overnight Mail:

Allianz Family of Funds

c/o Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021-2809

Investors who wish to invest in Institutional Class or Class R6 shares by mail may send a completed application form along with a check payable to Allianz Family of Funds to:

Allianz Family of Funds

P.O. Box 219968

Kansas City, MO 64121-9968

(The Distributor does not provide investment advice and will not accept any responsibility for your selection of investments as it does not have access to the information necessary to assess your financial situation). All shareholders who establish accounts by mail will receive individual confirmations of each purchase, redemption, dividend reinvestment, exchange or transfer of Fund shares, including the total number of Fund shares owned as of the confirmation date, except that purchases resulting from the reinvestment of daily-accrued dividends and/or distributions will be confirmed once each calendar quarter. See “Fund Distributions” in the Prospectus. Information regarding direct investment or any other features or plans offered by the Trust may be obtained by calling the Distributor at 1-800-988-8380 or 1-800-498-5413 or by calling your broker.

Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within two business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.

The Distributor reserves the right to require payment by wire or official U.S. bank check. The Distributor generally does not accept payments made by cash, money order, temporary/starter checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The Trust or the Distributor may lower or waive the minimum investment amounts for certain categories of investors at their discretion.

Purchases By Telephone. You may elect to purchase shares after enrolling in Fund Link (see “Allianz Funds Fund Link” below). You can purchase fund shares over the phone. To initiate such purchases, call 1-800-988-8380.

Online Purchases. Certain direct shareholders may be able to purchase shares of the Funds online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply.

Purchasing Class R Shares. Class R shares are generally available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans, and other specified benefit plans and accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor or the Manager to utilize Class R shares in certain investment products or programs (each such plan or account, a “Class R Eligible Plan”). Class R shares are not available to traditional and Roth IRAs, SEPs, SAR-SEPs, SIMPLE IRAs, 403(b)(7) custodial accounts, Coverdell Education Savings Accounts or retail or institutional benefit plans other than those specified above. Additionally, Class R shares are generally available only to Class R Eligible Plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial services firm level). Although Class R shares may be purchased by a plan administrator directly from the Distributor, specified benefit plans that purchase Class R shares directly from the Distributor must hold their shares in an omnibus account at the benefit plan level. Plan participants may not directly purchase Class R shares from the Distributor.

Purchasing Class R6 Shares. Class R6 shares are offered for 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, healthcare benefit funding plans and other specified benefit plans whereby the plan or the plan’s broker, dealer or other financial intermediary has an agreement with the Distributor or the Manager to utilize Class R6 shares in certain investment products or programs (each such plan, a “Class R6 Eligible Plan”). Class R6 shares are available only to Class R6 Eligible Plans where Class R6 shares are held on the books of the Fund through omnibus accounts (either at the benefit plan level, platform level or at the level of the plan’s financial service firm). Except as stated below, Class R6 shares are not available to retail or institutional investors that do not qualify as Class R6 Eligible Plans, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans. Class R6 shares are also available for investment by registered funds and 529 portfolios that are advised or sub-advised by Allianz Global Fund Management, AllianzGI U.S., NFJ or their affiliates. Class R6 shares may also be available for investment by Trustees, officers and current and former employees of the Trust, Allianz Funds, Allianz Global Fund Management and the Distributor and their affiliates and their immediate family members, and trusts or plans primarily for the benefit of such persons.

Subsequent Purchases of Shares. Subsequent purchases of Class A, Class B, Class C, Class R6 or Institutional Class shares can be made as indicated above by mailing a check (to the appropriate address) with a letter describing the investment or (with respect to Class A, Class B and Class C shares) with the additional investment portion of a confirmation statement. Except for subsequent purchases through the Allianz Funds Auto-Invest plan, the Allianz Funds Auto-Exchange plan, tax-qualified programs and the Allianz Funds Fund Link referred to below, except during periods when an Automatic Withdrawal Plan is in effect, and except with respect to Class R6 shares of any Fund, the minimum subsequent purchase, unless the minimum has been lowered or waived by the Trust or Distributor at their discretion, in any Fund is $50. There is no minimum subsequent purchase for Class R6 shares of any Fund. All payments should be made payable to Allianz Family of Funds and should clearly indicate the shareholder’s account number. Checks should be mailed to the appropriate address above under “Purchases By Mail.”

Unavailable or Restricted Funds. Certain Funds and/or share classes are not currently offered to the public as of the date of this Statement of Additional Information. Please see the Prospectus for details.

Additional Information About Purchasing Shares. Shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order plus a sales charge, which may be imposed either (i) at the time of the purchase in the case of Class A shares (the “initial sales charge alternative”), (ii) on a contingent deferred basis in the case of Class B shares (the “deferred sales charge alternative”) or (iii) by the deduction of an ongoing asset-based sales charge in the case of Class C shares (the “asset-based sales charge alternative”). Class R shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order. In certain circumstances, Class A and Class C shares are also subject to a Contingent Deferred Sales Charge (“CDSC”). See “Alternative Purchase Arrangements.” Purchase payments for Class B and Class C shares are fully invested at the net asset value next determined after acceptance of the trade. Purchase payments for Class A shares, less the applicable sales charge, are invested at the net asset value next determined after acceptance of the trade.

Orders sent to the Trust’s P.O. Box are not deemed “received” until they arrive at the Trust’s facility. This may affect the date on which they are processed.

All purchase orders received by the Trust prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a regular business day are processed at that day’s offering price. However, orders received by the Trust after the offering price is determined that day from dealers, brokers or certain retirement plans that have an agreement with the Manager or the Distributor will receive such offering price if the orders were received by the dealer, broker or retirement plan from its customer prior to such determination and were transmitted to and received by the Distributor or the Transfer Agent prior to 9:30 a.m., Eastern time on the next business day. Purchase orders received on a day other than a regular business day will be executed on the next succeeding regular business day. The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended on any day on which the New York Stock Exchange is closed and, if permitted by the rules of the SEC, when trading on the New York Stock Exchange is restricted or during an emergency that makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors.

Minimum Purchase Amounts. Except for purchases through the Allianz Funds Auto-Invest plan, the Allianz Funds Auto-Exchange plan, investments pursuant to the Uniform Gifts to Minors Act, tax-qualified plans and, to the extent agreed to by the Distributor, wrap programs referred to below under “Alternative Purchase Arrangements-Sales at Net Asset Value,” and purchases by certain registered representatives as described below under “Registered Representatives’ Investments,” the minimum initial investment in Class A, Class B or Class C shares of any Fund is $1,000, with a minimum additional investment of $50 per Fund, and there is no minimum initial or additional investment in Class R shares because Class R shares may only be purchased through omnibus accounts. The minimum initial investment amount for Institutional Class shares of any Fund is $1,000,000, unless the minimum has been lowered or waived by the Trust or Distributor at their discretion. There is no minimum initial investment amount for Class R6 shares of any Fund. For information about dealer commissions and other payments to dealers, see “Alternative Purchase Arrangements” below. Persons selling Fund shares may receive different compensation for selling Class A, Class B, Class C or
Class R shares. Normally, Fund shares purchased through participating brokers are held in the investor’s account with that broker. No share certificates will be issued except, and to the extent, provided in the Prospectus.

Tax-Qualified Specified Benefit and Other Plans. The Distributor makes available specified benefit plan services and documents for Individual Retirement Accounts (IRAs), including Roth IRAs, for which State Street Bank serves as trustee and for IRA Accounts under the Internal Revenue Code of 1986, as amended (the “Code”). The Distributor makes available services and prototype documents for Simplified Employee Pension Plans (SEP). In addition, prototype documents are available for establishing 403(b)(7) custodial accounts with State Street Bank as custodian. This form of account is available to employees of certain non-profit organizations.

For purposes of this section, a “Plan Investor” means any of the following: 401(k) plan, profit-sharing plan, money purchase pension plan, defined benefit plan, 457 plan, employer-sponsored 403(b) plan, non-qualified deferred compensation plan, health care benefit funding plan and specified benefit plans and accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor or the Manager to utilize Class R shares in certain investment products or programs, or other benefit plan specified as such by the Distributor. The term “Plan Investor” does not include an IRA, Roth IRA, SEP IRA, SIMPLE IRA, SAR-SEP IRA, 403(b)(7) custodial account, a Coverdell Education Savings Account or a College Access 529 Plan Account.

The minimum initial investment for all Plan Investors, IRAs, Roth IRAs, SEP IRAs, SIMPLE IRAs, SAR-SEP IRAs and
403(b)(7) custodial accounts are set forth in the table under “Minimum Account Size” below. For Plan Investors invested in a Fund through “omnibus” account arrangements, there is no minimum initial investment per plan participant. Instead, there is a minimum initial investment per plan, which is agreed upon by the Distributor and the financial intermediary maintaining the omnibus account. However, any Plan Investor that has existing positions in the Funds and that does not already maintain an omnibus account with a Fund and would like to invest in such Fund is subject to the minimum initial investment set forth in the table under “Minimum Account Size” below.

Allianz Funds Auto-Invest. The Allianz Funds Auto-Invest plan provides for periodic investments into a shareholder’s account with the Trust by means of automatic transfers of a designated amount from the shareholder’s bank account. The minimum investment for eligibility in the Allianz Funds Auto-Invest plan is $1,000 per Fund for Class A, Class B and Class C shares and $1,000,000 for Institutional Class shares, unless the minimum has been waived or lowered by the Trust or Distributor at its discretion. Investments may be made monthly or quarterly, and may be in any amount subject to a minimum of $50 per month for each Fund in which shares are purchased through the plan. There is no minimum investment for eligibility in the Allianz Funds Auto-Invest plan for Class R6 shares. Investments in Class R6 shares may be made monthly or quarterly, and may be in any amount. Further information regarding the Allianz Funds Auto-Invest plan is available from the Distributor or participating brokers. You may enroll by completing the appropriate section on the account application, or you may obtain an Auto-Invest application by calling the Distributor or your broker. The use of the Allianz Funds Auto-Invest plan may be limited for certain Funds and/or share classes at the discretion of the Distributor.

Registered Representatives’ Investments. Current registered representatives and other full-time employees of participating brokers or such persons’ spouses or trusts or custodial accounts for their minor children may purchase Class A shares at net asset value without a sales charge. The minimum initial investment in each case is $1,000 per Fund and the minimum subsequent investment is $50.

Allianz Funds Auto-Exchange. The Allianz Funds Auto-Exchange plan establishes regular, periodic exchanges from one Fund account to another Fund account. The plan provides for regular investments into a shareholder’s account in a specific Fund by means of automatic exchanges of a designated amount from another Fund account of the same class of shares and with identical account registration.

Exchanges may be made monthly or quarterly, and may be in any amount subject to a minimum of $1,000 to open a new Fund account for Class A, Class B and Class C shares and $1,000,000 for Institutional Class shares and $50 for any existing Fund account for which shares are purchased through the plan. With respect to Class R6 shares, exchanges may be made monthly or quarterly, and are not subject to any minimums.

Further information regarding the Allianz Funds Auto-Exchange plan is available from the Distributor at 1-800-988-8380 (for Class A shares, Class B shares, Class C shares and Class R shares), 1-800-498-5413 (for Class D shares, Institutional Class shares,
Class R6 shares, Administrative Class shares and Class P shares) or participating brokers. You may enroll by completing an application, which may be obtained from the Distributor or by telephone request at 1-800-988-8380. The use of Allianz Funds Auto-Exchange plan may be limited for certain Funds and/or other share classes at the option of the Distributor, and as set forth in the Prospectus. For more information on exchanges, see “Exchange Privilege.”

Allianz Funds Fund Link. Allianz Funds Fund Link (“Fund Link”) connects your Fund account(s) with a bank account. Fund Link may be used for subsequent purchases and for redemptions and other transactions described under “How to Redeem.” Purchase transactions are effected by electronic funds transfers from the shareholder’s account at a U.S. bank or other financial institution that is an Automated Clearing House (“ACH”) member. Investors may use Fund Link to make subsequent purchases of shares in any amount greater than $50. To initiate such purchases, call 1-800-988-8380. All such calls will be recorded. Fund Link is normally established within 45 days of receipt of a Fund Link application by Boston Financial Data Services, Inc. (the “Transfer Agent”), the Funds’ transfer agent for Class A, B, C and R shares. The minimum investment by Fund Link is $50 per Fund. Shares will be purchased on the regular business day the Distributor receives the funds through the ACH system, provided the funds are received before the close of regular trading on the New York Stock Exchange. If the funds are received after the close of regular trading, the shares will be purchased on the next regular business day.

Fund Link privileges must be requested on the account application. To establish Fund Link on an existing account, complete a Fund Link application, which is available from the Distributor or your broker, with signatures guaranteed from all shareholders of record for the account. See “Signature Validation” below. Such privileges apply to each shareholder of record for the account unless and until the Distributor receives written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new Fund Link application signed by all owners of record of the account, with all signatures guaranteed. The Distributor, the Transfer Agent and the Fund may rely on any telephone instructions believed to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Fund reserves the right to amend, suspend or discontinue Fund Link privileges at any time without prior notice. Fund Link does not apply to shares held in broker “street name” accounts or in other omnibus accounts.

Signature Validation. When a signature validation is called for, a “Medallion” signature validation or a Signature Validation Program (SVP) stamp will be required. A Medallion signature validation or an SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or SVP recognized by the Securities Transfer Association. The three recognized Medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature validations from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. The Trust may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

Signature validation cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

The Distributor reserves the right to modify its signature validation standards at any time. The Funds may change the signature validation requirements from time to time upon notice to shareholders, which may, but is not required to, be given by means of a new or supplemented Prospectus. Shareholders should contact the Distributor for additional details regarding the Funds’ signature validation requirements.

Account Registration Changes. Changes in registration or account privileges may be made in writing to the Transfer Agent. A Medallion Signature Validation may be required. See “Signature Validation” above. All correspondence must include the account number and must be sent to:

Regular Mail for Class A, Class B and Class C:

Allianz Family of Funds

P.O. Box 8050

Boston, MA 02266-8050

Regular Mail for Institutional Class and Class R6:

Allianz Family of Funds

P.O. Box 219968

Kansas City, MO 64121-9968

Overnight Mail:

Allianz Family of Funds

c/o Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021-2809

Minimum Account Size.

Class A, Class B, Class C, Class D and Class R Shares. Due to the relatively high cost to the Funds of maintaining small accounts, shareholders are asked to maintain an account balance in each Fund in which the shareholder invests at least the amount necessary to open the type of account involved. If a shareholder’s balance for any Fund is below such minimum for three months or longer, the Fund’s administrator shall have the right (except in the case of retirement accounts) to close that Fund account after giving the shareholder 60 days in which to increase his or her balance. The shareholder’s Fund account will not be liquidated if the reduction in size is due solely to market decline in the value of the shareholder’s Fund shares or if the aggregate value of the shareholder’s accounts (and the accounts of the shareholder’s spouse and his or her children under the age of 21 years), or all of the accounts of an employee benefits plan of a single employer, in Funds of the Trust and Allianz Funds exceeds $50,000.

All Share Classes. Due to the relatively high cost to the Funds of maintaining small accounts, the Manager and the Distributor each reserves the right to assess an annual fee of $15 for any accounts, including fiduciary accounts, with balances that fall below $1,000, subject to the Distributor’s right to make exemptions on a case by case basis.

Additionally, the Manager and the Distributor each reserves the right to cause the Fund to redeem, without any prior notice, an account when the Fund balance falls below $20 for any reason, including solely due to declines in NAV. Fiduciary accounts are exempt from this provision.

Transfer on Death Registration. The Distributor may accept “transfer on death” (“TOD”) registration requests from investors. The laws of a state selected by the Distributor in accordance with the Uniform TOD Security Registration Act will govern the registration. The Distributor may require appropriate releases and indemnifications from investors as a prerequisite for permitting TOD registration. The Distributor may from time to time change these requirements (including by changes to the determination as to which state’s law governs TOD registrations).

Summary of Minimum Investments and Account Size. The following table provides a summary of the minimum initial investment, minimum subsequent investment and minimum account size for each type of account (including Specified Benefit Accounts):

Type of Account	Initial Minimum Investment	Subsequent Minimum Investment	Minimum Account Size
Regular/General Retail Accounts	$1,000 per Fund	$50 per Fund	$1,000
IRA	$1,000 per Fund	$50 per Fund	$1,000
Roth IRA	$1,000 per Fund	$50 per Fund	$1,000
UTMA	$1,000 per Fund	$50 per Fund	$1,000
UGMA	$1,000 per Fund	$50 per Fund	$1,000
Auto-Invest	$1,000 per Fund	$50 per Fund	$1,000
Auto-Exchange	$1,000 per Fund	$50 per Fund	$1,000
SEP IRA established on or before March 31, 2004	$50 per Fund/ per participant	$0	$50
SEP IRA established after March 31, 2004	$1,000 per Fund/ per participant	$0	$1,000
SIMPLE IRA*	$50 per Fund/ per participant	$0	$50
SAR-SEP IRA*	$50 per Fund/ per participant	$0	$50
403(b)(7) custodial account plan established on or before March 31, 2004	$50 per Fund/ per participant	$0	$50
403(b)(7) custodial account plan established after March 31, 2004	$1,000 per Fund/ per participant	$0	$1,000
Plan Investors held through omnibus accounts-Plan Level	$0	$0	$0

Type of Account	Initial Minimum Investment	Subsequent Minimum Investment	Minimum Account Size
Participant Level	$0	$0	$0
Plan Investors held through non-omnibus accounts (individual participant accounts) established on or before March 31, 2004	$50 per Fund	$0	$50
Plan Investors held through non-omnibus accounts (individual participant accounts) established after March 31, 2004	$1,000 per Fund	$0	$1,000

*	The minimums apply to existing accounts only. No new SIMPLE-IRA or SAR-SEP IRA accounts are being accepted.

Alternative Purchase Arrangements

The Funds offer investors up to nine classes of shares (Class A, Class B, Class C, Class R, Class D, Class P, Class R6, Institutional Class and Administrative Class) in the Prospectus. Class A, Class B and Class C shares bear sales charges in different forms and amounts and bear different levels of expenses, as described below. Class R shares do not bear a sales charge, but are subject to expenses that vary from those levied on Class A, Class B or Class C shares, and are available only to Class R Eligible Plans. Class D shares are offered through financial intermediaries. Class P shares are offered primarily through certain asset allocation, wrap fee and other fee-based programs sponsored by broker-dealers and other financial intermediaries. Institutional Class shares are offered to pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and other high net worth individuals. Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries. Similar to Class R shares, Class D, Class P, Class R6, Institutional Class and Administrative Class shares are sold without a sales charge and have different expenses than Class A, Class B, Class C and Class R shares. As a result of lower sales charges and/or operating expenses, Class D, Class P, Class R6, Institutional Class and Administrative Class shares are generally expected to achieve higher investment returns than Class A, Class B, Class C or Class R shares. To obtain more information about the other classes of shares, please call the Trust at 1-800-498-5413 (for Class D, Institutional Class, Class R6, Administrative Class, and Class P shares) or the Distributor at 1-800-988-8380 (for Class A, Class B, Class C, and Class R shares).

The alternative purchase arrangements described in this Statement of Additional Information are designed to enable a retail investor to choose the method of purchasing Fund shares that is most beneficial to the investor based on all factors to be considered, including the amount and intended length of the investment, the particular Fund and whether the investor intends to exchange shares for shares of other Funds. Generally, when making an investment decision, investors should consider the anticipated life of an intended investment in the Funds, the size of the investment, the accumulated distribution and servicing fees plus CDSCs on Class B or Class C shares, the initial sales charge plus accumulated servicing fees on Class A shares (plus a CDSC in certain circumstances), the possibility that the anticipated higher return on Class A shares due to the lower ongoing charges will offset the initial sales charge paid on such shares, the automatic conversion of Class B shares into Class A shares and the difference in the CDSCs applicable to Class A, Class B and Class C shares.

Investors should understand that initial sales charges, servicing and distribution fees and CDSCs are all used directly or indirectly to fund the compensation of financial intermediaries that sell Fund shares. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive for recommending a particular share class over other share classes.

Class A. The initial sales charge alternative (Class A) might be preferred by investors purchasing shares of sufficient aggregate value to qualify for reductions in the initial sales charge applicable to such shares. Similar reductions are not available on the contingent deferred sales charge alternative (Class B) or the asset-based sales charge alternative (Class C). Class A shares are subject to a servicing fee but are not subject to a distribution fee and, accordingly, such shares are expected to pay correspondingly higher dividends on a per share basis. However, because initial sales charges are deducted at the time of purchase, not all of the purchase payment for Class A shares is invested initially. Class B and Class C shares might be preferable to investors who wish to have all purchase payments invested initially, although remaining subject to higher distribution and servicing fees and, for certain periods, being subject to a CDSC. An investor who qualifies for an elimination of the Class A initial sales charge should also consider whether he or she anticipates redeeming shares in a time period that will subject such shares to a CDSC as described below. See “Class A Deferred Sales Charge” below.

Class B. Class B shares might be preferred by investors who intend to invest in the Funds for longer periods and who do not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Both Class B and Class C shares can be purchased at net asset value without an initial sales charge. However, unlike Class C shares, Class B shares convert into Class A shares after they have been held for a period of time. Class B shares of series of the Funds convert into Class A shares after the shares have been held for seven years. After the conversion takes place, the shares will no longer be subject to a CDSC, and will be subject to the servicing fees charged for Class A shares, which are lower than the distribution and servicing fees charged on either Class B or Class C shares. See “Deferred Sales Charge Alternative—Class B Shares” below. Class B shares are not available for purchase by Plan Investors or by SEP IRAs, SIMPLE IRAs, SAR-SEP IRAs and 403(b)(7) custodial accounts. Traditional and Roth IRAs may invest in Class B shares.

Class C. Class C shares might be preferred by investors who intend to purchase shares that are not of sufficient aggregate value to qualify for Class A sales charges of 1% or less and who wish to have all purchase payments invested initially. Class C shares are preferable to Class B shares for investors who intend to maintain their investment for intermediate periods and therefore may also be preferable for investors who are unsure of the intended length of their investment. Unlike Class B shares, Class C shares are not subject to a CDSC after they have been held for at least one year. However, because Class C shares do not convert into Class A shares, Class B shares are preferable to Class C shares for investors who intend to maintain their investment in the Funds for long periods. See “Asset-Based Sales Charge Alternative—Class C Shares” below.

If an investor intends to purchase Class C shares: (i) for more than one Fund and the aggregate purchase price for all such purchases will exceed $499,999 (or, in the case of the Short Duration High Income Fund, $249,999) for Class C shares or (ii) for one Fund in a series of transactions and the aggregate purchase amount will exceed $499,999 (or, in the case of the Short Duration High Income Fund, $249,999) for Class C shares, then in either such event the investor should consider whether purchasing another share class may be in the investor’s best interests. The Funds may refuse any order to purchase shares.

Class R. Only Class R Eligible Plans may purchase Class R shares. Class R shares might be preferred by a Class R Eligible Plan that intends to invest retirement plan assets held through omnibus accounts and does not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Class R shares are preferable to Class B and Class C shares because Class R shares are not subject to a CDSC and are subject to lower aggregate distribution and/or service (12b-1) fees and may be preferable to Class A shares because Class R shares are not subject to the initial sales charge imposed on Class A shares.

In determining which class of shares to purchase, an investor should always consider whether any waiver or reduction of a sales charge or a CDSC is available. See generally “Initial Sales Charge Alternative—Class A Shares” and “Waiver of Contingent Deferred Sales Charges” below.

For a description of the Distribution and Servicing Plans and distribution and servicing fees payable thereunder with respect to Class A, Class B, Class C and Class R shares, see “Distribution and Servicing (12b-1) Plans—Class A, Class B, Class C and Class R shares” in the Prospectus.

Waiver of Contingent Deferred Sales Charges. The CDSC applicable to Class A and Class C shares is currently waived for:

(i) any partial or complete redemption in connection with (a) required minimum distributions to IRA account owners or beneficiaries who are age 70 1/2 or older or (b) distributions to participants in employer-sponsored retirement plans upon attaining age 59 1/2 or on account of death or permanent and total disability (as defined in Section 22(e) of the Code) that occurs after the purchase of Class A or Class C shares;

(ii) any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan;

(iii) any complete redemption in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer’s plan;

(iv) any partial or complete redemption following death or permanent and total disability (as defined in Section 22(e) of the Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover an individual holding in a fiduciary capacity or as a nominee or agent or a legal entity that is other than an individual or the owners or beneficiaries of any such entity) provided the redemption is requested within one year of the death or initial determination of disability and provided the death or disability occurs after the purchase of the shares;

(v) any redemption resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA;

(vi) up to 10% per year of the value of a Fund account that is subject to an Automatic Withdrawal Plan;

(vii) redemptions by Trustees, officers and employees of any of the Trusts, and by directors, officers and employees of the Distributor, AAMA or Allianz Global Fund Management;

(viii) redemptions effected pursuant to a Fund’s right to involuntarily redeem a shareholder’s Fund account if the aggregate net asset value of shares held in such shareholder’s account is less than a minimum account size specified in the Prospectus;

(ix) redemptions of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction;

(x) redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases;

(xi) redemptions effected by trustees or other fiduciaries who have purchased shares for employer-sponsored plans, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor with respect to such purchases;

(xii) redemptions in connection with IRA accounts established with Form 5305-SIMPLE under the Code for which the Trust is the designated financial institution;

(xiii) a redemption by a holder of Class A or Class C shares where the participating broker or dealer involved in the purchase of such shares waived all payments it normally would receive from the Distributor at the time of purchase (i.e., commissions or reallowances of initial sales charges and advancements of service and distribution fees); and

(xiv) a redemption by a holder of Class A or Class C shares where, by agreement with the Distributor, the participating broker or dealer involved in the purchase of such shares waived a portion of any payment it normally would receive from the Distributor at the time of purchase (or otherwise agreed to a variation from the normal payment schedule) in connection with such purchase.

The CDSC applicable to Class B shares is currently waived for any partial or complete redemption in each of the following cases:

(i) in connection with required minimum distributions to IRA account owners or to plan participants or beneficiaries who are age 70 1/2 or older;

(ii) involuntary redemptions caused by operation of law;

(iii) redemption of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction;

(iv) following death or permanent and total disability (as defined in Section 22(e) of the Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover an individual holding in a fiduciary capacity or as a nominee or agent or a legal entity that is other than an individual or the owners or beneficiaries of any such entity) provided the redemption is requested within one year of the death or initial determination of disability and further provided the death or disability occurs after the purchase of the shares;

(v) up to 10% per year of the value of a Fund account that (a) has a value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan (See “How to Redeem-Automatic Withdrawal Plan”); and

(vi) redemptions effected pursuant to a Fund’s right to involuntarily redeem a shareholder’s Fund account if the aggregate net asset value of shares held in the account is less than a minimum account size specified in the Prospectus.

The Distributor may require documentation prior to waiver of the CDSC for any class, including distribution letters, certification by plan administrators, applicable tax forms, death certificates, physicians’ certificates (e.g., with respect to disabilities), etc.

Exempt Transactions; No CDSCs or Payments to Brokers. Investors will not be subject to CDSCs, and brokers and dealers will not receive any commissions or reallowances of initial sales charges or advancements of service and distribution fees, on the transactions described below (which are sometimes referred to as “Exempt Transactions”):

•	A redemption by a holder of Class A or Class C shares where the Distributor did not pay at the time of purchase to the participating broker or dealer involved in the purchase of such shares the payments the Distributor normally would have paid at the time of purchase (e.g., commissions and/or reallowances of initial sales charges and advancements of service and distribution fees).

•	A redemption by a holder of Class A or Class C shares where, by agreement between the broker-dealer and the Distributor, the Distributor did not pay at the time of purchase all or a portion of payments it normally would have paid to the broker-dealer at the time of purchase (or otherwise agreed to a variation from the normal payment schedule) in connection with such purchase.

•	Transactions described under clause (A) of Note 4 to the tables in the subsection “Initial Sales Charge Alternative—Class A Shares.”

Initial Sales Charge Alternative — Class A Shares. Class A shares are sold at a public offering price equal to their net asset value per share plus a sales charge. As indicated below under “Class A Deferred Sales Charge,” with respect to Funds other than the Short Duration High Income Fund, certain investors who purchase $1,000,000 or more of any such Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of up to 1% if they redeem such shares during the first 18 months after their purchase. With respect to the Short Duration High Income Fund, certain investors who purchase $250,000 or more of the Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of up to 0.50% if they redeem such shares during the first 12 months after their purchase.

All Funds Other Than AllianzGI Short Duration High Income Fund, AllianzGI High Yield Bond Fund and AllianzGI Emerging Markets Debt Fund

Amount of Purchase	Sales Charge as % of Net Amount Invested	Sales Charge as % of Public Offering Price	Discount or Commission to dealers as a % of Public Offering Price*
$0-$49,999	5.82%	5.50%	4.75%
$50,000-$99,999	4.71%	4.50%	4.00%
$100,000-$249,999	3.63%	3.50%	3.00%
$250,000-$499,999	2.56%	2.50%	2.00%
$500,000-$999,999	2.04%	2.00%	1.75%
$1,000,000 +	0.00%	0.00%	0.00	%(1)

*	From time to time, these discounts and commissions may be increased pursuant to special arrangements between the Distributor and certain participating brokers.
(1)	The Distributor will pay a commission to dealers that sell amounts of $1,000,000 or more of Class A shares according to the following schedule: 1.00% of the first $2,000,000, 0.75% of amounts from $2,000,001 to $5,000,000, and 0.50% of amounts over $5,000,000. The Distributor will then also pay to such dealers a Rule 12b-1 trail fee of 0.25% beginning in the thirteenth month after purchase. These payments are not made in connection with sales to employer-sponsored plans.

AllianzGI High Yield Bond Fund and AllianzGI Emerging Markets Debt Fund

Amount of Purchase	Sales Charge as % of Net Amount Invested	Sales Charge as % of Public Offering Price	Discount or Commission to dealers as a % of Public Offering Price*
$0-$99,999	3.90%	3.75%	3.25%
$100,000-$249,999	3.36%	3.25%	2.75%
$250,000-$499,999	2.30%	2.25%	2.00%
$500,000-$999,999	1.78%	1.75%	1.50%
$1,000,000 +	0.00%	0.00%	0.75%

*	From time to time, these discounts and commissions may be increased pursuant to special arrangements between the Distributor and certain participating brokers.

AllianzGI Short Duration High Income Fund

Amount of Purchase	Sales Charge as % of Net Amount Invested	Sales Charge as % of Public Offering Price		Discount or Commission to dealers as a % of Public Offering Price*
$0-$99,999	2.30%	2.25%		2.00%
$100,000-$249,999	1.27%	1.25%		1.00%
$250,000 +	0.00%	0.00	%(1)	0.50%

*	From time to time, these discounts and commissions may be increased pursuant to special arrangements between the Distributor and certain participating brokers.

(1)	Investors who purchase $250,000 or more of the Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of 0.50% if they redeem such shares during the first 12 months after their purchase.

Each Fund receives the entire net asset value of its Class A shares purchased by investors (i.e., the gross purchase price minus the applicable sales charge). The Distributor receives the sales charge shown above less any applicable discount or commission “reallowed” to participating brokers in the amounts indicated in the table above. The Distributor may, however, elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with the Distributor for any particular Fund during a particular period. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class A shares of all or selected Funds purchased to each participating broker that obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

Under the circumstances described below, investors may be entitled to pay reduced sales charges for Class A shares.

These discounts and commissions may be increased pursuant to special arrangements from time to time agreed upon between the Distributor and certain participating brokers.

Right of Accumulation and Combined Purchase Privilege (Breakpoints). A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the “Combined Purchase Privilege”) by combining concurrent purchases of the Class A shares of one or more Eligible Funds (as defined below) into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sale charge on Class A shares (the “Right of Accumulation” or “Cumulative Quantity Discount”) by combining the purchase of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A, B, and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor. An Eligible Fund is a Fund that offers Class A shares.

The term “Qualifying Investor” refers to:

(i)	an individual, such individual’s spouse, such individual’s children under the age of 21 years, or such individual’s siblings (each a “family member”) (including family trust* accounts established by such a family member)

or

(ii)	a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved

or

(iii)	an employee benefit plan of a single employer.

*	For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.

Shares purchased or held through a Plan Investor or any other employer-sponsored benefit program do not count for purposes of determining whether an investor qualifies for a Cumulative Quantity Discount.

Letter of Intent. An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intention to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment amount allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter. At the investor’s option, a Letter of Intent may include purchases of Class A shares of any Eligible Fund made not more than 90 days prior to the date the Letter of Intent is signed; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included and the sales charge on any purchases prior to the Letter of Intent will not be adjusted. In making computations concerning the amount purchased for purpose of a Letter of Intent, any redemptions during the operative period are deducted from the amount invested.

Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Eligible Funds under a single Letter of Intent. For example, if at the time you sign a Letter of Intent to invest at least $100,000 in Class A shares of any Eligible Fund, you and your spouse each purchase Class A shares of the AllianzGI Global Water Fund worth $30,000 (for a total of $60,000), it will only be necessary to invest a total of $40,000 during the following 13 months in Class A shares of any of the Eligible Funds to qualify for the 3.50% sales charge on the total amount being invested.

A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the shares actually purchased in the event the full intended amount is not purchased. If the full amount indicated is not purchased, a sufficient amount of such escrowed shares will be involuntarily redeemed to pay the additional sales charge applicable to the amount actually purchased, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Eligible Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

If an investor wishes to enter into a Letter of Intent in conjunction with an initial investment in Class A shares of a Fund, the investor should complete the appropriate portion of the account application. A current Class A shareholder desiring to do so may obtain a form of Letter of Intent by contacting the Distributor at 1-800-988-8380 or any broker participating in this program.

Shares purchased or held through a Plan Investor or any other employer-sponsored benefit program do not count for purposes of determining whether an investor has qualified for a reduced sales charge through the use of a Letter of Intent.

Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined. See “How Fund Shares Are Priced” in the Prospectus. A reinstatement pursuant to this privilege will not cancel the redemption transaction and, consequently, any gain or loss so realized may be recognized for federal tax purposes except that no loss may be recognized to the extent that the proceeds are reinvested in shares of the same Fund within 30 days. The reinstatement privilege may be utilized by a shareholder only once, irrespective of the number of shares redeemed, except that the privilege may be utilized without limit in connection with transactions whose sole purpose is to transfer a shareholder’s interest in a Fund to his Individual Retirement Account or other qualified retirement plan account. An investor may exercise the reinstatement privilege by written request sent to the Distributor or to the investor’s broker.

Sales at Net Asset Value. Each Fund may sell its Class A shares at net asset value without a sales charge to

(i) current, former or retired officers, trustees, directors or employees of the Trust, Allianz Funds, AAMA, Allianz Global Fund Management or the Distributor, other affiliates of Allianz Global Fund Management and funds advised or subadvised by any such affiliates, provided that any such former employee established an account holding Fund shares during his or her period of employment, in any case at the discretion of Allianz Global Fund Management or the Distributor; a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons, or any trust, profit-sharing or pension plan for the benefit of any such person and to any other person if the Distributor anticipates that there will be minimal sales expenses associated with the sale;

(ii) current registered representatives and other full-time employees of participating brokers or such persons’ spouses or for trust or custodial accounts for their minor children;

(iii) trustees or other fiduciaries purchasing shares for certain plans sponsored by employers, professional organizations or associations or charitable organizations, the trustee, administrator, recordkeeper, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor or Allianz Global Fund Management with respect to such purchases, and to participants in such plans;

(iv) participants investing through accounts known as “wrap accounts” established with brokers or dealers approved by the Distributor where such brokers or dealers are paid a single, inclusive fee for brokerage and investment management services;

(v) client accounts of broker-dealers or registered investment advisers affiliated with such broker-dealers with which the Distributor or Allianz Global Fund Management has an agreement for the use of a Fund in particular investment products or programs or in particular situations;

(vi) accounts for which the company that serves as trustee or custodian either (a) is affiliated with Allianz Global Fund Management or (b) has a specific agreement to that effect with the Distributor; and

(vii) investors who purchase shares in “Exempt Transactions,” as described under “Exempt Transactions; No CDSCs or Payments to Brokers” above.

The Distributor will only pay service fees and will not pay any initial commission or other fees to dealers upon the sale of Class A shares to the purchasers described in sub-paragraphs (i) through (vii) above except that the Distributor will pay initial commissions to any dealer for sales to purchasers described under sub-paragraph (iii) above provided such dealer has a written agreement with the Distributor specifically providing for the payment of such initial commissions.

Notification of Distributor. In many cases, neither the Trust or Allianz Funds (together the “Trusts”) as applicable, the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. An investor or participating broker must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount, including such information as is necessary to obtain any applicable “combined treatment” of an investor’s holdings in multiple accounts. Upon such notification, the investor will receive the lowest applicable sales charge. For investors investing in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper quantity discount or reduced sales charge. The quantity discounts and commission schedules described above may be modified or terminated at any time.

Class A Deferred Sales Charge. For purchases of Class A shares of all Funds other than the Short Duration High Income Fund, investors who purchase $1,000,000 or more of Class A shares (and, thus, purchase such shares without any initial sales charge) may be subject to a 1% CDSC if such shares are redeemed within 18 months of their purchase. For purchases of Class A shares of the Short Duration High Income Fund, investors who purchase $250,000 or more of Class A shares (and, thus, purchase such shares without any initial sales charge) may be subject to a 0.50% CDSC if such shares are redeemed within 12 months of their purchase. The CDSCs described in this paragraph are sometimes referred to as the “Class A CDSC.” The Class A CDSC does not apply to investors purchasing any Fund’s Class A shares if such investors are otherwise eligible to purchase Class A shares without any sales charge because they are described under “Sales at Net Asset Value” above.

For purchases subject to the Class A CDSC, a CDSC will apply for any redemption of such Class A shares that occurs within 18 months of their purchase or, in the case of the Short Duration High Income Fund, within 12 months of their purchase. No CDSC will be imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of Class A shares that will incur the lowest CDSC. Any CDSC imposed on a redemption of Class A shares is paid to the Distributor. The manner of calculating the CDSC on Class A shares is described below under “Calculation of CDSC.”

The Class A CDSC is currently waived in connection with certain redemptions as described above under “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.” For more information about the Class A CDSC, call the Distributor at 1-800-988-8380.

For Class A shares outstanding for 18 months or more or, in the case of the Short Duration High Income Fund, 12 months or more, the Distributor may also pay participating brokers annual servicing fees of 0.25% of the net asset value of such shares.

Deferred Sales Charge Alternative — Class B Shares. Class B shares are sold at their current net asset value without any initial sales charge. The full amount of an investor’s purchase payment will be invested in shares of the Fund(s) selected.

Calculation of CDSC. A CDSC may be imposed on Class A, Class B or Class C shares under certain circumstances. A CDSC is imposed on shares redeemed within a certain number of years after their purchase. When shares are redeemed, any shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either the shareholder’s original per-share purchase price or the then current net asset value of the shares being sold, whichever is lower. CDSCs will be deducted from the proceeds of the shareholder’s redemption, not from the amounts remaining in the shareholder’s account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC.

Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor purchased the shares being redeemed.

Class B shares are subject to higher distribution fees than Class A shares for a fixed period after their purchase, after which they automatically convert to Class A shares and are no longer subject to such higher distribution fees. Class B shares automatically convert into Class A shares after they have been held for seven years.

For sales of Class B shares made and services rendered to Class B shareholders, the Distributor intends to make payments to participating brokers, at the time a shareholder purchases Class B shares, of 4.00% of the purchase amount for each of the Funds. For Class B shares outstanding for one year or more, the Distributor may also pay participating brokers annual servicing fees of 0.25% of the net asset value of such shares. Financial intermediaries that receive distribution and/or servicing fees may in turn pay and/or reimburse all or a portion of those fees to their customers. During such periods as may from time to time be designated by the Distributor, the Distributor will pay selected participating brokers an additional amount of up to 0.50% of the purchase price on sales of Class B shares of all or selected Funds purchased to each participating broker that obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

The Class B CDSC is currently waived in connection with certain redemptions as described above under “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.” For more information about the Class B CDSC, call the Distributor at 1-800-988-8380.

Asset-Based Sales Charge Alternative — Class C Shares. Class C shares are sold at their current net asset value without any initial sales charge. A CDSC is imposed if an investor redeems Class C shares within a certain time period after their purchase. When shares are redeemed, any shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either the shareholder’s original per-share purchase price or the then current net asset value of the shares being sold, whichever is lower. CDSCs will be deducted from the proceeds of the shareholder’s redemption, not from the amounts remaining in the shareholder’s account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC. All of an investor’s purchase payments are invested in shares of the Fund(s) selected.

Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed.

Any CDSC imposed on a redemption of Class C shares is paid to the Distributor. For investors investing in Class C shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed. Unlike Class B shares, Class C shares do not automatically convert to any other class of shares of the Funds.

The manner of calculating the CDSC on Class C shares is the same as that of Class B shares, as described above under “Calculation of CDSC.” Except as described below, for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make payments to participating brokers, at the time the shareholder purchases Class C shares, of 1.00% (representing 0.75% distribution fees and 0.25% servicing fees) of the purchase amount for all Funds. For sales of Class C shares made to participants making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases, no payments are made at the time of purchase. For Class C shares, the Distributor expects to make annual payments to participating brokers at the rate of 1.00% for all Funds. This change will not impact the Rule 12b-1 fees or other fees or expenses paid by shareholders. Financial intermediaries that receive distribution and/or service fees may in turn pay and/or reimburse all or a portion of these fees to their customers. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class C shares of all or selected Funds purchased to each participating broker that obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

The Class C CDSC is currently waived in connection with certain redemptions as described above under “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.” For more information about the Class C CDSC, contact the Distributor at 1-800-988-8380.

No Sales Charge Alternative — Class R Shares. Class R shares are sold at their current net asset value without any initial sales charge. The full amount of the investor’s purchase payment will be invested in shares of the Fund(s). Class R shares are not subject to a CDSC upon redemption by an investor. For sales of Class R shares made and services rendered to Class R shareholders, the Distributor expects to make payments to participating brokers and, with respect to servicing fees, other financial intermediaries (which may include specified benefit plans, their service providers and their sponsors), at the time the shareholder purchases Class R shares, of up to 0.50% (representing up to 0.25% distribution fees and up to 0.25% servicing fees) of the purchase.

Information For All Share Classes. Brokers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients’ return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trusts’ Transfer Agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

Exchange Privilege

Except with respect to exchanges for shares of Funds for which sales may be suspended to new investors or as provided in the Prospectus or in this Statement of Additional Information, a shareholder may exchange Class A, Class B, Class C and Class R shares of any Fund for the same Class of shares of any other Fund in an account with identical registration on the basis of their respective net asset values. For Class R shares, specified benefit plans may also limit exchanges to Funds offered as investment options in the plan and exchanges may only be made through the plan administrator. Shares of one Class of a Fund may also be exchanged directly for shares of another Class of the same Fund, as described (and subject to the conditions and restrictions set forth) under “Distribution of Trust Shares—Purchases, Exchanges and Redemptions” in this Statement of Additional Information. There are currently no other exchange fees or charges. Exchanges are subject to any minimum initial purchase requirements for each share class of each Fund, except with respect to exchanges effected through the Trusts’ Auto-Exchange plan. An exchange may constitute a taxable sale for federal income tax purposes.

Investors who maintain their account with the Distributor may exchange shares by a written exchange request sent to Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050, Allianz Family of Funds, PO Box 219968, Kansas City, MO 64121-9968 or, unless the investor has specifically declined telephone exchange privileges on the account application or elected in writing not to utilize telephone exchanges, by a telephone request to the Distributor at 1-800-988-8380. Each Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. Each Trust will require a form of personal identification prior to acting on a caller’s telephone instructions, will provide written confirmations of such transactions and will record telephone instructions. Exchange forms are available from the Distributor at 1-800-988-8380 and may be used if there will be no change in the registered name or address of the shareholder. Changes in registration information or account privileges may be made in writing to the Trust c/o the Transfer Agent, Boston Financial Data Services, Inc., at P.O. Box 8050, Boston, MA 02266-8050, PO Box 219968, Kansas City, MO 64121-9968 or by use of forms that are available from the Distributor. A signature validation is required. See “How to Buy Shares—Signature Validation.” Telephone exchanges for all Funds may be made between 9:00 a.m., Eastern time and the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on any day the Exchange is open (generally weekdays other than normal holidays).

The Trusts reserve the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Manager or a Fund’s Sub-Adviser, such transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Manager to be detrimental to a Trust or a particular Fund. Except as described below, although the Trusts have no current intention of terminating or modifying the exchange privilege, each reserves the right to do so at any time. Except as otherwise permitted by the SEC, each Trust will give 60 days’ advance notice to shareholders of any termination or material modification of the exchange privilege. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners. For further information about exchange privileges, contact your participating broker or call the Distributor at 1-800-988-8380 or
1-800-498-5413 (for Institutional Class shares, Class D shares, Class R6 shares, Administrative Class shares and Class P shares).

With respect to Class A shares subject to a CDSC or Class B shares and Class C shares, if less than all of an investment is exchanged out of a Fund, any portion of the investment exchanged will be from the lot of shares that would incur the lowest CDSC if such shares were being redeemed rather than exchanged.

Except as otherwise disclosed in the Prospectus, shares that are received in an exchange will be subject to the same CDSC as the shares exchanged. For example, Class C shares that have a twelve-month CDSC period received in exchange for Class C shares that have an eighteen-month CDSC period will have the same CDSC period as the shares exchanged (in this case, eighteen months). Note, however, effective January 1, 2010, any Class C shares owned on that date or purchased thereafter will only be subject to a CDSC if redeemed during the first twelve months.

Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption.

Investors may also select the Allianz Funds Auto-Exchange plan, which establishes automatic periodic exchanges. For further information on automatic exchanges see “How to Buy Shares—Allianz Funds Auto-Exchange” above.

How to Redeem

Redemptions of Class A, Class B, Class C or Class R Shares.

Class A, Class B, Class C or Class R shares may be redeemed through a participating broker, by telephone, by submitting a written redemption request directly to the Transfer Agent (for non-broker accounts) or through an Automatic Withdrawal Plan or Allianz Funds Fund Link, if available. Class R shares may be redeemed only through the plan administrator, and not directly by the plan participant.

A CDSC may apply to a redemption of Class A, Class B or Class C shares. See “Alternative Purchase Arrangements” above. Shares are redeemed at their net asset value next determined after a redemption request has been received as described below, less any applicable CDSC. There is no charge by the Distributor (other than an applicable CDSC) with respect to a redemption; however, a participating broker who processes a redemption for an investor may charge customary commissions for its services (which may vary). Dealers and other financial services firms are obligated to transmit orders promptly. Requests for redemption received by dealers or other firms prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a regular business day and received by the Distributor prior to the close of the Distributor’s business day will be confirmed at the net asset value effective at the closing of the Exchange on that day, less any applicable CDSC.

Other than an applicable CDSC, a shareholder will not pay any special fees or charges to a Trust or the Distributor when the shareholder sells his or her shares. However, if a shareholder sells his or her shares through a broker, dealer or other financial intermediary, that firm may charge the shareholder a commission or other fee for processing the shareholder’s redemption request.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency that makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trusts may suspend redemptions or postpone payments for more than seven days, as permitted by law.

Direct Redemption. A shareholder’s original account application permits the shareholder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemptions) and to elect one or more of the additional redemption procedures described below. A shareholder may change the instructions indicated on his original account application, or may request additional redemption options, only by transmitting a written direction to the Transfer Agent. Requests to institute or change any of the additional redemption procedures will require a signature validation.

Redemption proceeds will normally be mailed to the redeeming shareholder within seven days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

Written Requests. To redeem shares in writing (whether or not represented by certificates), a shareholder must send the following items to the Trust c/o Transfer Agent, Boston Financial Data Services, Inc., at P.O. Box 8050, Boston, MA 02266-8050:

(1)	a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2)	for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “How to Buy Shares—Signature Validation”;

(3)	any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4)	any additional documents that may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record.

Transfers of shares are subject to the same requirements. A signature validation is not required for a redemption requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, shareholders having any questions about these requirements should contact the Transfer Agent in writing or call the Distributor at 1-800-988-8380 before submitting a request. Redemption or transfer requests will not be honored until all required documents have been completed by the shareholder and received by the Transfer Agent. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.

Orders sent to the Distributor’s P.O. Box are not deemed “received” until they arrive at the Distributor’s facility. This may affect the date on which they are processed.

If the proceeds of the redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described above, except that the Distributor may waive the signature validation requirement for redemptions up to $2,500 by a trustee of a qualified specified benefit plan, the administrator for which has an agreement with the Distributor.

Telephone Redemptions. Each Trust accepts telephone requests for redemption of uncertificated shares, except for investors who have specifically declined telephone redemption privileges on the account application or elected in writing not to utilize telephone redemptions. The proceeds of a telephone redemption will be sent to the record shareholder at his record address. Changes in account information must be made in a written authorization with a signature validation. See “How to Buy Shares—Signature Validation.” Telephone redemptions will not be accepted during the 30-day period following any change in an account’s record address. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.

By completing an account application, an investor agrees that the Trust, the Distributor and the Transfer Agent shall not be liable for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests for his account if the Trust reasonably believes the instructions to be genuine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. Each Trust may accept telephone redemption instructions from any person identifying himself as the owner of an account or the owner’s broker where the owner has not declined in writing to utilize this service. Each Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. Each Trust will require a form of personal identification prior to acting on a caller’s telephone instructions, will provide written confirmations of such transactions and will record telephone instructions.

A shareholder making a telephone redemption should call the Distributor at 1-800-988-8380 and state (i) the name of the shareholder as it appears on the Transfer Agent’s records, (ii) his account number with the Trust, (iii) the amount to be withdrawn and (iv) the name of the person requesting the redemption. Usually the proceeds are sent to the investor on the next Trust business day after the redemption is effected, provided the redemption request is received prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange that day. If the redemption request is received after the close of the New York Stock Exchange, the redemption is effected on the following Trust business day at that day’s net asset value and the proceeds are usually sent to the investor on the second following Trust business day. Each Trust reserves the right to terminate or modify the telephone redemption service at any time. During times of severe disruptions in the securities markets, the volume of calls may make it difficult to redeem by telephone, in which case a shareholder may wish to send a written request for redemption as described under “Written Requests” above. Telephone communications may be recorded by the Distributor or the Transfer Agent.

Online Redemptions. Certain direct shareholders may be able to redeem shares of the Funds online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply.

Fund Link Redemptions. If a shareholder has established Fund Link, the shareholder may redeem shares by telephone and have the redemption proceeds sent to a designated account at a financial institution. Fund Link is normally established within 45 days of receipt of a Fund Link application by the Transfer Agent. To use Fund Link for redemptions, call the Distributor at 1-800-988-8380 (for Class A shares, Class B shares, Class C shares and Class R shares) or 1-800-498-5413 (for Class D shares, Institutional Class shares, Class R6 shares, Administrative Class shares and Class P shares). Subject to the limitations set forth above under “Telephone Redemptions,” the Distributor, a Trust and the Transfer Agent may rely on instructions by any registered owner believed to be genuine and will not be responsible to any shareholder for any loss, damage or expense arising out of such instructions. Requests received by the Transfer Agent prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a business day will be processed at the net asset value on that day and the proceeds (less any CDSC) will normally be sent to the designated bank account on the following business day and received by the bank on the second or third business day. If the redemption request is received after the close of regular trading on the New York Stock Exchange, the redemption is effected on the following business day. Shares purchased by check may not be redeemed through Fund Link until such shares have been owned (i.e., paid for) for at least 15 days. Fund Link may not be used to redeem shares held in certificated form.

Changes in bank account information must be made by completing a new Fund Link application, signed by all owners of record of the account, with all signatures guaranteed. See “How to Buy Shares—Signature Validation.” See “How to Buy Shares—Allianz Funds Fund Link” for information on establishing the Fund Link privilege. Any of the Trusts may terminate the Fund Link program at any time without notice to its shareholders. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator. Fund Link may not be available to all Funds and/or share classes at the option of the Distributor.

Redemptions. A shareholder may redeem shares by telephone automatically by calling 1-800-988-8380 (Class A, Class B, Class C and Class R) or 1-800-498-5413 (Class D, Class P, Institutional Class, Class R6 and Administrative Class) and the Fund will send the proceeds directly to the shareholder’s Fund bank account. Please refer to “How to Redeem” for details. Plan participants must process their transactions through their plan administrator.

Expedited Wire Transfer Redemptions. If a shareholder has given authorization for expedited wire redemption, shares can be redeemed and the proceeds sent by federal wire transfer to a single previously designated bank account. Requests received by a Trust prior to the close of the New York Stock Exchange will result in shares being redeemed that day at the next determined net asset value (less any CDSC, if applicable). Normally the proceeds will be sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Trust for up to seven days if the Distributor deems it appropriate under then current market and other conditions. Once authorization is on file with a Trust, such Trust will honor requests by any person identifying himself as the owner of an account or the owner’s broker by telephone at 1-800-988-8380 or by written instructions. A Trust cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. None of the Trusts currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder’s bank. The minimum amount that may be wired is $2,500. Each Trust reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until such shares have been owned (i.e., paid for) for at least 15 days. Expedited wire transfer redemptions may be authorized by completing a form available from the Distributor. Wire redemptions may not be used to redeem shares in certificated form. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050. See “How to Buy Shares—Signature Validation.” This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.

Certificated Shares. The Trust currently does not, and has no intention to, issue share certificates. If it does so in the future, to redeem shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “How to Buy Shares—Signature Validation,” above. Further documentation may be requested from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians (“institutional account owners”). The redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Automatic Withdrawal Plan. An investor who owns or buys shares of a Fund having a net asset value of $10,000 or more may open an Automatic Withdrawal Plan and have a designated sum of money paid monthly (or quarterly) to the investor or another person. Such a plan may be established by completing the appropriate section of the account application or by obtaining an Automatic Withdrawal Plan application from the Distributor or your broker. If an Automatic Withdrawal Plan is set up after the account is established providing for payment to a person other than the record shareholder or to an address other than the address of record, a signature validation is required. See “How to Buy Shares—Signature Validation.” In the case of Uniform Gifts to Minors or Uniform Transfers to Minors accounts, the application must state that the proceeds will be for the beneficial interest of the minor. Class A, Class B and Class C shares of any Fund are deposited in a plan account and all distributions are reinvested in additional shares of the particular class of the Fund at net asset value. Shares in a plan account are then redeemed at net asset value (less any applicable CDSC) to make each withdrawal payment. Any applicable CDSC may be waived for certain redemptions under an Automatic Withdrawal Plan. See “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.”

Redemptions for the purpose of withdrawals are ordinarily made on the business day selected by the investor at that day’s closing net asset value. Checks are normally mailed on the following business day. If the date selected by the investor falls on a weekend or holiday, the Transfer Agent will normally process the redemption on the preceding business day. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with an Automatic Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous to the investor because of the CDSC that may become payable on such withdrawals in the case of Class A, Class B or Class C shares and because of the initial sales charge in the case of Class A shares. For this reason, the minimum investment accepted for a Fund while an Automatic Withdrawal Plan is in effect for that Fund is $1,000, and an investor may not maintain a plan for the accumulation of shares of the Fund (other than through reinvestment of distributions) and an Automatic Withdrawal Plan at the same time. The Trusts or the Distributor may terminate or change the terms of the Automatic Withdrawal Plan at any time.

Because the Automatic Withdrawal Plan may involve erosion of capital, investors should consider carefully with their own financial advisors whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Trusts and the Distributor make no recommendations or representations in this regard.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted, on behalf of the Funds, policies and procedures relating to disclosure of a Fund’s portfolio securities. These policies and procedures are designed to protect the confidentiality of each Fund’s portfolio holdings information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board of Trustees.

Each Fund may disclose portfolio holdings information as required by applicable law or as requested by governmental authorities. In addition, Allianz Global Fund Management will post portfolio holdings information on its website at us.allianzgi.com. This website will contain each Fund’s complete schedule of portfolio holdings as of the last day of the most recent month end. Allianz Global Fund Management will post this information on the website approximately thirty (30) calendar days after a month’s end, and such information will remain accessible on the website until the Funds file a Form N-Q or Form N-CSR on the SEC’s EDGAR website for the period that includes the date of the information. Allianz Global Fund Management also may post the largest ten holdings of a Fund and certain portfolio characteristics, such as sector and country breakdowns, on the website on a monthly basis approximately fifteen (15) calendar days after a month’s end, and may post attribution information with the five best-performing and five worst-performing positions for a Fund on the website on a quarterly basis approximately fifteen (15) calendar days after a quarter’s end. For each portfolio security (not including cash positions), the posted information will include such information about each holding as may be determined by the Manager from time to time. If a Fund’s portfolio holdings information is disclosed to the public (either through a filing on the SEC’s EDGAR website or otherwise) before the disclosure of that information on the Manager’s website, the Fund may post such information on the Manager’s website.

Portfolio holdings of each Fund will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year ending November 30 will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the fiscal quarter ending February 28 will be filed on Form N-Q; (iii) portfolio holdings as of the end of the six-month period ending May 31 will be filed as part of the semi-annual report filed on Form N-CSR; and (iv) portfolio holdings as of the end of the fiscal quarter ending August 31 will be filed on Form N-Q. The Trust’s Form N-CSRs and Form N-Qs will be available on the SEC’s website at www.sec.gov.

Disclosure of a Fund’s portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to the Manager or Sub-Advisers (together, the “Investment Managers”) or to the Fund’s principal underwriter or Allianz Asset Management of America L.P., its subsidiaries and advisory affiliates who provide services to the Funds (including to personnel of the Investment Managers involved in the management of affiliated funds-of-funds, Section 529 plan portfolios and institutional accounts that invest in affiliated funds). In addition, to the extent permitted under applicable law, each Investment Manager may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the relevant Fund’s service providers (such as custodial services, pricing services, proxy voting services, accounting and auditing services and research and trading services) that require access to such information in order to fulfill their contractual duties with respect to the Fund (“Service Providers”) and to facilitate the review of a Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the Investment Managers believe is reasonably necessary in connection with the services to be provided. Except to the extent permitted under the Funds’ portfolio holdings disclosure policies and procedures, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the Investment Manager’s Chief Compliance Officer (or persons designated by the Investment Manager’s Chief Compliance Officer)

must determine that, under the circumstances, disclosure is in or not opposed to the best interests of the relevant Fund’s shareholders. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement or other duty of confidentiality that prohibits any trading upon the Confidential Portfolio Information.

The Funds have ongoing arrangements to make Confidential Portfolio Information available to the following Service Providers or Rating Agencies:

Name of Vendor	Type of Service	Frequency	Lag Time
Bloomberg	Trading system, trade execution analysis and compliance monitoring	daily	n/a

Ernst & Young LLP	Independent registered public accounting firm	varied	n/a

FactSet	Provider of financial information and analytical applications	daily	n/a

FX Transparency	FX Execution Evaluation	quarterly	1st business day after each quarter-end

Sales Force-Chatter	Research Database	daily	n/a

IDS GmbH	Analysis and reporting services	daily	n/a

Institutional Shareholder Services	Proxy Voting	daily	n/a

ITG	Trade execution analysis	daily	n/a

Northern Trust	Back-office Outsourcing Service Provider	daily	n/a

PricewaterhouseCoopers LLP	Independent registered public accounting firm	varied	n/a

Ropes & Gray LLP	Legal counsel	varied	n/a

Securities Class Action Services	Class Action	monthly	2 weeks

Simpson Thacher & Bartlett LLP	Legal counsel	varied	n/a

State Street Bank and Trust Co.	Custodial, accounting, and compliance services	daily	n/a

SunGard	Personal trading and insider trading monitoring	daily	n/a

Thomson Financial	Attribution	daily	n/a

Exceptions to these procedures may only be made if the Trust’s Chief Executive Officer and Chief Compliance Officer determine that, under the circumstances, such exceptions are in or not opposed to the best interests of the Funds and if the recipients are subject to a confidentiality agreement or other duty of confidentiality that prohibits any trading upon the Confidential Portfolio Information. All exceptions must be reported to the Board of Trustees at its next regularly scheduled meeting.

In addition, certain Sub-Advisers may provide investment recommendations to the managers or sponsors of managed or “wrap” accounts (collectively, a “non-discretionary accounts”), usually in the form of a “model” portfolio. To the extent a nondiscretionary account employs investment strategies that are substantially similar or identical to those employed by a Fund, the Sub-Adviser’s portfolio recommendations to the non-discretionary account may result in portfolio holdings that are substantially similar and, in certain cases, nearly identical, to those of the Fund. As a result, any persons with access to portfolio holdings information regarding such a non-discretionary account may indirectly acquire information about the portfolio holdings of, or transactions by, the Fund with similar or identical portfolio holdings.

The Investment Managers shall have primary responsibility for ensuring that a Fund’s portfolio holdings information is only disclosed in accordance with the policies described above. As part of this responsibility, the Investment Managers must maintain such internal informational barriers as they believe are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

Other registered investment companies that are advised or sub-advised by the Manager or a Sub-Adviser may be subject to different portfolio holdings disclosure policies, and neither the Manager nor the Board of Trustees of the Trust exercises control over such policies or disclosure. In addition, separate account clients of the Manager and the Sub-Adviser have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies. Some of the registered investment companies that are advised or sub-advised by the Manager or Sub-Adviser and some of the separate accounts managed by the Manager or Sub-Adviser have investment objectives and strategies that are substantially similar or identical to the Funds’, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as certain Funds.

Non-Specific Information. The Funds, the Manager or the Sub-Advisers may distribute non-specific information about the Funds and/or summary information about the Funds at any time. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality or character of a Fund’s holdings.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Trust and for the other investment management clients of the Manager and Sub-Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Some securities considered for investment by the Funds may also be appropriate for other clients served by the Manager or Sub-Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Manager or Sub-Adviser. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of a Fund in determining whether the allocation of an investment is suitable. As a result, larger funds may become more concentrated in more liquid securities than smaller funds or private accounts of the Manager or Sub-Adviser pursuing a small capitalization investment strategy, which could adversely affect performance. The Manager or Sub-Adviser may aggregate orders for the Funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security and the transactions are therefore aggregated, in which event each day’s aggregated transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner that, in the Manager’s or Sub-Adviser’s opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Funds.

In addition, as noted above under “Disclosure of Portfolio Holdings,” a Sub-Adviser may provide investment recommendations to the managers or sponsors of non-discretionary accounts, and the Sub-Adviser’s portfolio recommendations to such a non-discretionary account may result in portfolio holdings that are substantially similar and, in certain cases, nearly identical, to those of a Fund. In an effort to provide fair and equitable treatment in the execution of trades and to ensure that a Fund and a similar non-discretionary account normally will not have competing trades outstanding, the Sub-Adviser may implement rotation procedures for alternating between executing trades for the Fund (and other similarly managed funds and accounts) and notifying the manager/sponsor of the non-discretionary account of changes in the Sub-Adviser’s portfolio recommendations (other than in connection with transactions resulting from account rebalancing or account cash flows).

Brokerage and Research Services

There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

Each Sub-Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for a Fund through a substantial number of brokers and dealers. In so doing, the Sub-Adviser uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Sub-Adviser, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions. Because the Target Funds invest largely, and the Allocation Funds, the Emerging Markets Debt Fund, the Global Fundamental Strategy Fund and the Multi-Asset Real Return Fund may invest largely, in Institutional Class (or a comparable class) shares of Underlying Funds, they generally do not pay brokerage commissions and related costs on such investments, but do indirectly bear a proportionate share of these costs incurred by the Underlying Funds in which they invest.

The foreign exchange trading practices of the Sub-Advisers may vary but as a general matter, each Sub-Adviser employs directly negotiated foreign exchange trades in connection with the purchase and sale of foreign securities. In certain jurisdictions where it is general market practice or under limited circumstances when the Sub-Adviser believes operational or trading efficiencies may be gained (e.g. dividend and income repatriation), a Sub-Adviser may arrange standing instructions with the relevant Fund’s custodian to execute the foreign exchange transaction, subject to the custodian’s terms and conditions. Such transactions tend to be in smaller amounts and given their nature and the general size of the markets, the relevant Sub-Adviser may have limited ability to analyze or review the specific details and efficiency of trading in these amounts.

Because certain of the Funds are newly formed, such Funds did not pay any amount in brokerage commissions during the periods noted:

Fund	Year Ended 11/30/14	Year Ended 11/30/13	Year Ended 11/30/12
Behavioral Advantage Large Cap Fund	$35,899	$23,234	$8,744
Best Styles Emerging Markets Equity Fund	N/A	N/A	N/A
Best Styles Global Equity Fund	10,823	N/A	N/A
Best Styles International Equity Fund	N/A	N/A	N/A
Best Styles U.S. Equity Fund	N/A	N/A	N/A
China Equity Fund	24,139	5,704	5,849
Convertible Fund	188,458	63,300	49,515
Emerging Markets Consumer Fund	N/A	N/A	N/A
Emerging Markets Debt Fund	N/A	N/A	N/A
Emerging Markets Small-Cap Fund	N/A	N/A	N/A
Europe Equity Dividend Fund	N/A	N/A	N/A
Global Allocation Fund	3,756	822	3,030
Global Dynamic Allocation Fund	340	50	N/A
Global Fundamental Strategy Fund	5,053	3,945	N/A
Global Managed Volatility Fund	17,184	18,042	25,795
Global Megatrends Fund	N/A	N/A	N/A
Global Sustainability Fund	N/A	N/A	N/A
Global Water Fund	212,669	201,524	124,193
High Yield Bond Fund	N/A	N/A	N/A
International Growth Fund	N/A	N/A	N/A
International Small-Cap Fund	193,179	293,633	311,029
Micro Cap Fund	84,655	118,254	233,543
Multi-Asset Real Return Fund	1,489	1,356	N/A
NFJ Emerging Markets Value Fund	19,661	15,908	N/A
NFJ Global Dividend Value Fund	81,767	55,379	36,266
NFJ International Small-Cap Value Fund	30,508	16,621	3,509
NFJ International Value II Fund	50,402	2,015	4,063
Retirement 2015 Fund	1,854	979	251
Retirement 2020 Fund	3,163	1,400	172
Retirement 2025 Fund	3,361	997	116
Retirement 2030 Fund	2,746	824	115
Retirement 2035 Fund	2,107	565	45
Retirement 2040 Fund	1,279	429	37
Retirement 2045 Fund	491	129	9
Retirement 2050 Fund	305	136	6
Retirement 2055 Fund	103	50	5
Retirement Income Fund	1,463	1,326	323
Short Duration High Income Fund	N/A	N/A	12,136
Structured Return Fund	42,310	31,241	N/A
Ultra Micro Cap Fund	347,415	284,515	121,995
U.S. Equity Hedged Fund	3,582	1,332	N/A
U.S. Small-Cap Growth Fund	60,814	64,568	78,129
Total	$1,430,975	$1,208,278	$1,018,875

The Sub-Adviser places orders for the purchase and sale of portfolio investments for a Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Funds, the Sub-Adviser will seek the best price and execution of the Funds’ orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Funds may use a broker-dealer that sells Fund shares to effect transactions for the Funds’ portfolios, the Funds, the Manager and the Sub-Adviser will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Sub-Adviser receives services from many broker-dealers with which the Sub-Adviser places the Funds’ portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The management fees paid by the Funds are not reduced because the Sub-Adviser receives such services even though the receipt of such services relieves the Sub-Adviser from expenses they might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Sub-Adviser to place the Funds portfolio transactions may be useful to the Sub-Adviser in providing services to other Sub-Adviser clients, although not all of these services may be necessarily useful and of value to the Sub-Adviser in managing the Funds. Conversely, research and brokerage services provided to the Sub-Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Sub-Adviser may be useful to the Sub-Adviser in managing the Funds, although not all of these services may be necessarily useful and of value to the Sub-Adviser in managing such other clients.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the SEC’s interpretive guidance thereunder, the Sub-Adviser may cause a Fund to pay a broker-dealer that provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Sub-Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Manager’s overall responsibilities to the advisory accounts for which the Sub-Adviser exercises investment discretion.

Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Funds, the Manager or the Sub-Adviser. The Funds’ ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Funds’ ability to engage in securities transactions and take advantage of market opportunities. The Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Manager or Sub-Adviser where, in the judgment of the Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Manager or Sub-Adviser may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by a Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board of Trustees has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

The Funds did not pay any amount in brokerage commissions to affiliated brokers during the fiscal years ended November 30, 2014, November 30, 2013 and November 30, 2012. Because the status of brokers as “affiliated brokers” depends on factors such as potential affiliations between the Manager and its affiliates (e.g., Allianz SE) and such brokers and their affiliates, which may change over time, a broker that is considered an affiliated broker during some time periods may not be considered affiliated during other time periods.

Regular Broker-Dealers

The table below contains the aggregate value of securities of the Trust’s regular broker-dealers* or their parent companies held by each Fund, if any, at the end of fiscal year 2014 (November 30, 2014) (those Funds that have only recently commenced operations and did not hold any securities of the Trust’s regular broker-dealers during this period are not included).

Fund	Regular Broker—Dealer	Aggregate Value of Securities of Regular Broker- Dealer Held by Fund
Structured Return Fund	State Street Bank & Trust Co.	$3,555,000
U.S. Equity-Hedged Fund	State Street Bank & Trust Co.	$956,000
	JPMorgan Chase & Co.	$176,690
	Bank of America Corp.	$139,967
	Citigroup, Inc.	$127,639
	The Goldman Sachs Group, Inc.	$60,480
	State Street Bank & Trust Co.	$25,398
Multi-Asset Real Return Fund	State Street Bank & Trust Co.	$677,000
	Barclays Capital, Inc.	$29,510
Global Allocation Fund	State Street Bank & Trust Co.	$510,000
Retirement 2015 Fund	State Street Bank & Trust Co.	$243,000
Retirement 2020 Fund	State Street Bank & Trust Co.	$323,000
Retirement 2030 Fund	State Street Bank & Trust Co.	$378,000
Retirement 2040 Fund	State Street Bank & Trust Co.	$237,000
Retirement 2050 Fund	State Street Bank & Trust Co.	$245,000
Retirement Income Fund	State Street Bank & Trust Co.	$207,000
Behavioral Advantage Large Cap Fund	State Street Bank & Trust Co.	$733,000
	JPMorgan Chase & Co.	$385,024
Short Duration High Income Fund	State Street Bank & Trust Co.	$13,085,000
Retirement 2025 Fund	State Street Bank & Trust Co.	$235,000
Retirement 2035 Fund	State Street Bank & Trust Co.	$327,000
Retirement 2045 Fund	State Street Bank & Trust Co.	$166,000
NFJ International Value II Fund	State Street Bank & Trust Co.	$574,000
Global Managed Volatility Fund	State Street Bank & Trust Co.	$140,000
NFJ Emerging Markets Value Fund	State Street Bank & Trust Co.	$170,000
Global Water Fund	State Street Bank & Trust Co.	$18,090,000
NFJ Global Dividend Value Fund	JPMorgan Chase & Co.	$1,311,488
	State Street Bank & Trust Co.	$345,000
Convertible Fund	State Street Bank & Trust Co.	$73,011,000
	Bank of America Corp.	$25,877,410
High Yield Bond Fund	State Street Bank & Trust Co.	$6,468,000
International Small-Cap Fund	State Street Bank & Trust Co.	$3,029,000
U.S. Small-Cap Growth Fund	State Street Bank & Trust Co.	$1,334,000
Micro Cap Fund	State Street Bank & Trust Co.	$697,000
Ultra Micro Cap Fund	State Street Bank & Trust Co.	$2,157,000
China Equity Fund	State Street Bank & Trust Co.	$169,000
Global Fundamental Strategy Fund	State Street Bank & Trust Co.	$2,266,000
	Credit Suisse Group	$567,560
Best Styles Global Equity Fund	State Street Bank & Trust Co.	$1,572,000
	JPMorgan Chase & Co.	$240,219
Emerging Markets Debt Fund	State Street Bank & Trust Co.	$1,699,000
Total		$162,539,385

*

“Regular Broker-Dealers” are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.

Portfolio Turnover

The selling of the securities held by a Fund and reinvestment of the proceeds is known as “portfolio turnover.” The Sub-Adviser manages the Funds without regard generally to restrictions on portfolio turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses), and may adversely impact a Fund’s after-tax returns. See “Taxation.”

The portfolio turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.

The Target Funds, the Global Megatrends Fund, the Allocation Funds, the Emerging Markets Debt Fund, the Global Fundamental Strategy Fund and the Multi-Asset Real Return Fund indirectly bear the expenses associated with the portfolio turnover of the Underlying Funds, which may have higher portfolio turnover rates than those Funds. The AllianzGI Structured Return Fund and the AllianzGI U.S. Equity Hedged Fund indirectly bear the expenses associated with the portfolio turnover of the Other Acquired Funds in which they invest, which may have higher portfolio turnover rates than those Funds.

Portfolio turnover rates, if available, for each Fund for which financial highlights are available are provided under “Financial Highlights” in the Prospectus.

With respect to AllianzGI China Equity Fund, the portfolio turnover rate increased from 36% for fiscal year 2013 to 123% for fiscal year 2014. This increase in the portfolio turnover rate can be attributed to more significant inflows and outflows during fiscal year 2014 as compared to fiscal year 2013.

NET ASSET VALUE

As described in the Prospectus under the heading “How Fund Shares are Priced,” the net asset value per share (“NAV”) of a Fund’s shares of a particular class is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. The Prospectus further notes that Fund shares are valued on each day that the New York Stock Exchange is open (a “Business Day”), and describe the time (the “Valuation Time”) as of which Fund shares are valued each Business Day. The Trust expects that the holidays upon which the New York Stock Exchange will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Each Fund’s liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class’s distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in the Fund’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s NAV. Under certain circumstances, NAV of classes of shares of the Funds with higher service and/or distribution fees may be lower than NAV of the classes of shares with lower or no service and/or distribution fees as a result of the relative daily expense accruals that result from paying different service and/or distribution fees. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund’s classes. In accordance with regulations governing registered investment companies, a Fund’s transactions in portfolio securities and purchases and sales of Fund shares (which bear upon the number of Fund shares outstanding) are generally not reflected in NAV determined for the Business Day on which the transactions are effected (the trade date), but rather on the following Business Day.

The Board has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Allianz Global Fund Management and the Sub-Advisers. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. Each Sub-Adviser monitors the continued appropriateness of methods applied and identifies to the Manager circumstances and events that may require fair valuation. The Manager, in turn, determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Manager (in consultation with the Sub-Adviser) determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

As described in the Prospectus, for purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. The following summarizes the methods used by the Funds to determine market values for the noted types of securities or instruments (although other appropriate market-based methods may be used at any time or from time to time):

Equity securities are generally valued at the official closing price or the last sale price on the exchange or over-the-counter market that is the primary market for such securities. If no sales or closing prices are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers, or pricing services.

Debt securities are generally valued using quotes obtained from pricing services or brokers or dealers.

Futures contracts are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded or, if no settlement price is reported during the day for a particular instrument, at the mean of the last available bid and asked quotations on the market in which the instrument is primarily traded, or using other market information obtained from quotation reporting systems, established market makers or pricing services.

Exchange-traded options are generally valued at the settlement price determined by the relevent exchange on which they are primarily traded, or at the mean of the last available bid and asked quotations on the exchange on which they are primarily traded for options for which there were no settlement prices reported during the day. Over-the-counter options not traded on an exchange are valued at a broker-dealer bid quotation.

Swap agreements are generally valued using a broker-dealer bid quotation or on market-based prices provided by other pricing sources. Centrally cleared swaps are valued at the price determined by the relevant exchange. The market value of a derivative instrument is not based on its notional value.

With respect to certain foreign securities, the Funds fair-value securities using modeling tools provided by third-party vendors where appropriate. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates.

Portfolio securities and other assets initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

As described in the Prospectus, if market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to the Valuation Procedures (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine the NAV of each share class of a Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund. The Prospectus provides additional information regarding the circumstances in which fair value pricing may be used and related information.

TAXATION

The following discussion of U.S. federal income tax consequences of investment in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this Statement of Additional Information. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of federal, state, local or non-U.S. tax laws.

Taxation of the Funds

Each Fund has elected (or, in the case of a new Fund, intends to elect) to be treated and intends to qualify and be treated each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund generally must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If a Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a regulated investment company accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions could be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a regulated investment company that is accorded special tax treatment.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (that is, any net long-term capital gains in excess of the sum of net short-term capital losses, in each case determined with reference to any capital loss carryovers from prior years) properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”), if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income and any net capital gains. Investment company taxable income that is retained by a Fund will be subject to tax at regular corporate rates. A Fund may also retain for investment its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at the regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders who, in turn, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on properly-filed U.S. tax returns to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income, under clause (i) of the preceding sentence, and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance that a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, a Fund may elect to treat any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such year (or a later date, if the Fund is eligible to elect and so elects), plus any retained amount for the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 (or a later date, if the Fund makes the election referred to above) are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Funds intend generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that they will be able to do so.

Fund Distributions

Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. Such distributions generally will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Distributions received by tax-exempt shareholders generally will not be subject to U.S. federal income tax to the extent permitted under applicable tax law.

For U.S. federal income tax purposes, distributions of investment income generally are taxable to shareholders as ordinary income. Taxes to shareholders on distributions of capital gains are determined by how long a Fund owned (and is treated for U.S. federal income tax purposes as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of Capital Gain Dividends generally will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of short-term capital gains (as reduced by any long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s “current and accumulated earnings and profits” (generally, the net investment income and net capital gains of the Fund with respect to that year), in which case the excess generally will be treated as a return of capital, which will be tax-free to the holders of the shares, up to the amount of the shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.

To the extent that a Fund has capital loss carryforwards from prior tax years, those carryforwards will reduce the net capital gains that can support the Fund’s distribution of Capital Gain Dividends. Carryforwards from taxable years beginning on or before December 22, 2010 (pre-2011 losses), will not reduce the Fund’s current earnings and profits. As a result, if a Fund with such carryforwards then makes distributions of capital gains recognized during the current year in excess of net capital gains (as reduced by carryforwards), the portion of the excess equal to pre-2011 losses factoring into net capital gain will be taxable as an ordinary dividend distribution, even though that distributed excess amount would not have been subject to tax if retained by the Fund. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.

If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred pre-2011 losses, the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period.

“Qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a PFIC.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided both the shareholder and the Fund meet the holding period and other requirements described above. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

If a Fund (including the Target Funds, Allocation Funds, the Global Megatrends Fund, Emerging Markets Debt Fund, Global Fundamental Strategy Fund, Multi-Asset Real Return Fund, Structured Return Fund and U.S. Equity Hedged Fund) receives dividends from an investment company (including an Underlying Fund or Other Acquired Fund) that qualifies as a regulated investment company (each, an “Underlying RIC”), and the Underlying RIC reports such dividends as qualified dividend income, or if a Fund is allocated qualified dividend income from an Underlying Fund or Other Acquired Fund or a private equity fund or hedge fund that is treated as a partnership for U.S. federal income tax purposes (see “Funds Treated as Partnerships” below), then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided, in the case of an Underlying RIC, that the Fund meets holding period and other requirements with respect to shares of the Underlying RIC.

In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by such Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

If a Fund (including the Target Funds, Allocation Funds, Global Megatrends Fund, Emerging Markets Debt Fund, Global Fundamental Strategy Fund, Multi-Asset Real Return Fund, Structured Return Fund and U.S. Equity Hedged Fund) receives dividends from an Underlying RIC, and the Underlying RIC reports such dividends as eligible for the dividends-received deduction, or if a Fund is allocated such dividends from an Underlying Fund or Other Acquired Fund or a private equity fund or hedge fund that is treated as a partnership for U.S. federal income tax purposes (see “Funds Treated as Partnerships” below), then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided, in the case of an Underlying RIC, that the Fund meets holding period and other requirements with respect to shares of the Underlying RIC.

A Fund’s investment in Underlying RICs can affect the amount, timing and character of distributions to shareholders of such Fund, relative to what those distributions otherwise might have been had the Fund invested directly in the securities owned by those Underlying RICs. For example, a Fund, such as one of the Target Funds or Allocation Funds or the Global Megatrends Fund, Emerging Markets Debt Fund, the Global Fundamental Strategy Fund, the Multi-Asset Real Return Fund, the Structured Return Fund or the U.S. Equity Hedged Fund will not be able to offset losses realized by one Underlying RIC against gains realized by another Underlying RIC in that taxable year. Instead, those losses will reduce the taxable income or gains of the Fund only at the earlier of (i) such time as they reduce gains recognized by the Underlying RIC that previously recognized the losses, or (ii) when the Fund disposes of shares of the Underlying RIC that recognized the losses. Moreover, even when such a Fund disposes of shares of an Underlying RIC, it will not be able to offset any capital loss from such disposition against its ordinary income (including distributions of any net short-term capital gain realized by another Underlying RIC), and part or all of such loss may be treated as a long-term capital loss, that will not be treated as favorably for federal income tax purposes as short-term capital loss. If an Underlying RIC were to cease to qualify as a RIC, the value of a Fund’s investment in such Underlying RIC would be negatively affected.

In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to a Fund’s sales of Underlying RIC shares that have generated losses. A wash sale occurs if shares of an Underlying RIC are sold by a Fund at a loss and the Fund acquires additional shares of that same Underlying RIC 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund’s hands on sales of Underlying RIC shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund, such as one of the Target Funds or Allocation Funds or the Global Megatrends Fund, Emerging Markets Debt Fund, the Global Fundamental Strategy Fund, the Multi-Asset Real Return Fund, the Structured Return Fund or the U.S. Equity Hedged Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by Underlying RICs, rather than investing in shares of the Underlying RICs. For similar reasons, the amount and timing of distributions from a Fund qualifying for treatment as a particular character (e.g., long-term capital gain, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying RICs.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Taxable shareholders should note that the timing of their investment or redemptions could have undesirable tax consequences. Dividends and distributions on shares of a Fund are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains (“current and accumulated earnings and profits”), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the net asset value of a Fund reflects either unrealized gains, or realized undistributed income or gains, that were therefore included in the price the shareholder paid. Such realized income or gains may be required to be distributed regardless of whether a Fund’s net asset value also reflects unrealized losses. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares.

If a Fund holds, directly or indirectly, one or more “tax credit bonds” (including Build America Bonds issued before January 1, 2011) on one or more applicable dates during a taxable year, it is possible that the Fund will elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, a shareholder will be deemed to receive a distribution of money with respect to its Fund shares equal to the shareholder’s proportionate share of the amount of such credits and be allowed a credit against the shareholder’s U.S. federal income tax liability equal to the amount of such deemed distribution, subject to certain limitations imposed by the Code on the credits involved. Even if a Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

Sale, Exchange or Redemption of Shares

The sale, exchange or redemption of shares of a Fund generally will give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the sale, exchange or redemption of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you sold, exchanged or redeemed. See “Cost Basis Reporting” in the Fund’s Prospectus for more information.

Options, Futures, Forward Contracts, Swap Agreements, Hedges, Straddles and Other Transactions

In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized (i) when the option contract expires, (ii) the option is exercised by the holder, or (iii) the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received. As a result of these and other special tax rules generally applicable to the Funds’ options transactions, if any, such transactions could cause a substantial portion of a Fund’s income to consist of net short-term capital gains, which, when distributed, are treated and taxable to shareholders as ordinary income.

Certain covered call writing activities of a Fund may trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain positions entered into by a Fund, including regulated futures contracts, certain foreign currency positions and certain listed non-equity options, will be governed by section 1256 of the Code (“Section 1256 Contracts”). Gains or losses on Section 1256 Contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 Contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures and options transactions, a Fund’s transactions in other derivative instruments (e.g. forward contracts and swap agreements), as well as any of its other hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (including mark-to-market, constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax. Each Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

A Fund’s direct investments in commodities and use of commodity-linked derivatives can be limited by the Fund’s intention to qualify as a regulated investment company, and can bear on the Fund’s ability to so qualify. Income and gains from commodities and certain commodity-linked derivatives does not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked instruments in which the Fund might invest, including ETNs and certain structured notes, is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the Fund level.

To the extent that, in order to achieve exposure to commodities, a Fund invests in entities that are treated as pass-through vehicles for U.S. federal income tax purposes, including, for instance, certain ETFs (e.g., ETFs investing in gold bullion) and partnerships other than qualified publicly traded partnerships (as defined earlier), all or a portion of any income and gains from such entities could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement described above. In such a case, the Fund’s investments in such entities could be limited by its intention to qualify as a regulated investment company and could bear on its ability to so qualify. Certain commodities-related ETFs may qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement and thus could adversely affect the Fund’s ability to qualify as a regulated investment company for a particular year. In addition, the diversification requirement described above for regulated investment company qualification will limit the fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the Fund’s total assets as of the close of each quarter of the fund’s taxable year.

Certain of a Fund’s investments in derivative instruments and in foreign-currency denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify for treatment as a regulated investment company that is accorded special tax treatment and to avoid a Fund-level tax. If, in the alternative, a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Short Sales

To the extent a Fund participates in short sales by contracting for the sale of stock it does not own and later purchasing stock necessary to close the sale, the character of the gain or loss realized on such a short sale is determined by reference to the property used to close the short sale and is thus generally short-term. Because net short-term capital gain (after reduction by any long-term capital loss) is generally taxed at ordinary income rates, a Fund’s short sale transactions will likely increase the percentage of the Fund’s gains that are taxable to shareholders as ordinary income.

Original Issue Discount, Pay-In-Kind Securities, Market Discount and Commodity-Linked Notes

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in a Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time (i.e., upon partial or full repayment or disposition of the debt security) or is received in kind rather than in cash. Increases in the principal amount of inflation-indexed bonds will also be treated as OID.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. In the case of higher-risk securities, the amount of market discount may be unclear. See “Higher-Risk Securities.”

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. A Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Each Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of a Fund or if necessary by liquidation of portfolio securities (including when it is not advantageous to do so). A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Securities Purchased at a Premium

Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require such a Fund to reduce its tax basis by the amount of amortized premium.

Higher-Risk Securities

To the extent such investments are permissible for a Fund, the Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount; whether, when or to what extent a Fund should recognize market discount on a debt obligation; when and to what extent deductions may be taken for bad debts or worthless securities; and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest

A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by a Fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Certain Investments in REITs and Mortgage-Related Securities

To the extent such investments are permissible for a Fund, a Fund may invest in REITs. A Fund’s investments in REIT equity securities may result in a Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities may also require a Fund to accrue and to distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

A Fund may invest directly or indirectly in residual interests of real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage securities (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that “excess inclusion income” of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, “excess inclusion income” allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities subject to tax on unrelated business income (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity), thereby potentially requiring such an entity that is allocated excess inclusion income and otherwise might not be required to file a U.S. federal income tax return, to file such a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax (discussed below). A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Tax-Exempt Shareholders

Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of a regulated investment company. Notwithstanding this “blocking” effect, a tax-exempt shareholder could recognize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made.

CRTs and other tax-exempt shareholders are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Funds Treated as Partnerships

Certain Funds, such as the Target Funds, the Allocation Funds, the Emerging Markets Debt Fund, the Global Fundamental Strategy Fund, the Multi-Asset Real Return Fund, the Structured Return Fund, and the U.S. Equity Hedged Fund, may invest in Underlying Funds, Other Acquired Funds or private equity and hedge funds that are treated as partnerships for U.S. federal income tax purposes. In such cases, the character of such a partnership’s underlying income will pass through to a Fund investing in it on a gross basis (unreduced by expenses). As a result, a Fund’s investment in certain private equity and hedge funds and certain Underlying Funds or Other Acquired Funds may be limited by its intention to qualify as a regulated investment company and in certain cases could potentially jeopardize the Fund’s ability to satisfy the requirements of qualifying as a regulated investment company. A Fund investing in such a partnership generally will be allocated its share of the income, gains, losses, deductions, credits, and other tax items of the partnership so as to reflect the Fund’s interest in the partnership. A Fund will be required to include in its income its share of a partnership’s tax items, including gross income, gain, deduction, or loss, for any partnership taxable year ending within or with the Fund’s taxable year, regardless of whether or not the partnership distributes any cash to the Fund in such year. Where the taxable income allocated from a partnership to a Fund exceeds the amount of cash such partnership distributes thereto, the Fund may be required to dispose other investments in order to satisfy the distribution requirements for treatment as a regulated investment company and to eliminate a Fund-level tax, including when not otherwise advantageous to do so.

Passive Foreign Investment Companies

Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, if a Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, a Fund may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. If a Fund, such as one of the Target Funds or Allocation Funds or the Global Megatrends Fund, Emerging Markets Debt Fund, the Global Fundamental Strategy Fund, the Multi-Asset Real Return Fund, the Structured Return Fund, or the U.S. Equity Hedged Fund, indirectly invests in PFICs by virtue of the Fund’s investments in Underlying RICs, it may not make such PFIC elections; rather, the Underlying RICs directly investing in the PFICs would decide whether to make such elections. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

It is not always possible to identify a foreign corporation as a PFIC, and a Fund may therefore incur the tax and interest charges described above in some instances.

A PFIC is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Foreign Currency Transactions

A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Foreign Taxation

Income received by the Funds, Underlying Funds or Other Acquired Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.

If more than 50% of a Fund’s assets at the close of the taxable year consist of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. For this purpose, “securities of foreign corporations” generally includes securities of foreign governments. In addition, a “qualifying fund of funds” (a regulated investment company that invests at least 50% of its total assets in other regulated investment companies at the close of each quarter of its taxable year, will be permitted to make the same election in respect of foreign taxes paid by such Fund and by Underlying RICs that themselves make such an election. In such cases, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund and, in the case of a qualifying fund of funds, paid by Underlying RICs. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. For example, shareholders who do not itemize on their U.S. federal income tax returns may claim a credit but not a deduction for such foreign taxes. In addition, shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund.

Non-U.S. Shareholders

Capital Gain Dividends are generally not subject to withholding of U.S. federal income tax. Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30%, or lower applicable tax treaty rate, even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding.

Effective for distributions with respect to taxable years beginning before January 1, 2015, a regulated investment company is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (w) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the regulated investment company (“short-term capital gain dividends”). If a Fund, such as a Target Fund, invests in an Underlying RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders.

A Fund is permitted to report such part of its dividends as are eligible to be treated as interest-related or short-term capital gain dividends, but is not required to do so. The Funds do not currently intend to report any eligible part of their dividends as interest-related dividends or short-term capital gain dividends. This exemption from withholding for interest-related and short-term capital gain dividends will expire for distributions with respect to taxable years of a Fund beginning on or after January 1, 2015. It is currently unclear whether Congress will extend this exemption for distributions with respect to taxable years of a Fund beginning on or after January 1, 2015, or what the terms of such an extension would be, including whether such extension would have retroactive effect.

In the case of shares held through an intermediary, the intermediary is permitted to withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

Under U.S. federal tax law, a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

Special rules would apply if a Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If a Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) that are attributable directly or indirectly to distributions received by the Fund from a lower-tier REIT that the Fund is required to treat as USRPI gain in its hands generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund. Prior to January 1, 2015, the special “look-through” rule described above for distributions by the Fund to foreign shareholders also applied to distributions attributable to (i) gains realized on the disposition of USRPIs by the Fund and (ii) distributions received by the Fund from a lower-tier RIC that the Fund is required to treat as USRPI gain in its hands. It is currently unclear whether Congress will extend these “look-through” provisions to distributions made on or after January 1, 2015, and what the terms of any such extension would be, including whether any such extension would have retroactive effect.

In addition, if the Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

Whether or not a Fund is characterized as a USRPHC will depend upon the nature and mix of the Fund’s assets. The Funds do not expect to be USRPHCs.

Foreign shareholders should consult their tax advisors and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

Foreign shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax.

If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders in a Fund should consult their tax advisors in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding shares in a Fund through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding shares in a Fund through foreign entities should consult their tax advisors about their particular situation.

A beneficial holder of Fund shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder (i) who fails to properly furnish a Fund with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to a Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations With Respect To Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts. Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and U.S. Treasury Regulations and IRS guidance issued hereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays after June 30, 2014 (or, in certain cases, after later dates), and 30% of the gross proceeds on sales or exchanges and certain Capital Gain Dividends it pays after December 31, 2016. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends). Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Shares Purchased through Tax-Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

OTHER INFORMATION

Capitalization

The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust on January 10, 2008. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In the event a Fund liquidates, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

Shares begin earning dividends on Fund shares the day after the Trust receives the shareholder’s purchase payment. Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by the Funds. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more frequently. Dividend and capital gain distributions of a Fund will be reinvested in additional shares of that Fund or Portfolio unless the shareholder elects to have the distributions paid in cash.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of a Fund’s property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.

Additional Performance Information

From time to time the Trust may make available certain information about the performance of some or all classes of shares of some or all of the Funds. Information about a Fund’s performance is based on that Fund’s (or its predecessor’s) record to a recent date and is not intended to indicate future performance.

The total return of the classes of shares of the Funds may be included in advertisements or other written material. When a Fund’s total return is advertised, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund (or its predecessor series), as more fully described below. For periods prior to the initial offering date of the advertised class of shares, total return presentations for such class will be based on the historical performance of an older class of the Fund (if any) restated, as necessary, to reflect any different sales charges and/or operating expenses (such as different management fees and/or 12b-1/servicing fee charges) associated with the newer class. In certain cases, such a restatement will result in performance that is higher than if the performance of the older class were not restated to reflect the different operating expenses of the newer class. In such cases, the Trust’s advertisements will also, to the extent appropriate, show the lower performance figure reflecting the actual operating expenses incurred by the older class for periods prior to the initial offering date of the newer class. Total return for each class is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.

The Funds may also provide current distribution information to their shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund’s actual net investment income for that period.

Performance information is computed separately for each class of a Fund. Each Fund may from time to time include the total return of each class of its shares in advertisements or in information furnished to present or prospective shareholders. The Funds may from time to time include the yield and total return of each class of their shares in advertisements or information furnished to present or prospective shareholders. Each Fund may from time to time include in advertisements the total return of each class and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Inc. or another third party as having the same or similar investment objectives, policies and/or strategies. Information provided to any newspaper or similar listing of the Fund’s net asset values and public offering prices will separately present each class of shares. The Funds also may compute current distribution rates and use this information in their Prospectus and Statement of Additional Information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

Investment results of the Funds will fluctuate over time, and any representation of the Funds’ total return or yield for any prior period should not be considered as a representation of what an investor’s total return or yield may be in any future period. The Trust’s Annual and Semi-Annual Reports contain additional performance information for the Funds and are available upon request, without charge, by calling the telephone numbers listed on the cover of this Statement of Additional Information.

The Nicholas-Applegate U.S. Convertible Fund, formerly a series of Nicholas-Applegate Institutional Funds, reorganized into the Convertible Fund on April 12, 2010. Performance information shown for periods prior to the reorganization (including that presented in any advertisements for the Convertible Fund) is based upon the historical performance of the Convertible Fund’s predecessor fund, the Nicholas-Applegate U.S. Convertible Fund, adjusted as set forth herein.

The Nicholas-Applegate U.S. Emerging Growth Fund, formerly a series of Nicholas-Applegate Institutional Funds, reorganized into the U.S. Small-Cap Growth Fund on April 12, 2010. Performance information shown for periods prior to the reorganization (including that presented in any advertisements for the U.S. Small-Cap Growth Fund) is based upon the historical performance of the U.S. Small-Cap Growth Fund’s predecessor fund, the Nicholas-Applegate U.S. Emerging Growth Fund, adjusted as set forth herein.

The Nicholas-Applegate U.S. High Yield Bond Fund, formerly a series of Nicholas-Applegate Institutional Funds, reorganized into the High Yield Bond Fund on April 12, 2010. Performance information shown for periods prior to the reorganization (including that presented in any advertisements for the High Yield Bond Fund) is based upon the historical performance of the High Yield Bond Fund’s predecessor fund, the Nicholas-Applegate U.S. High Yield Bond Fund, adjusted as set forth herein.

The Nicholas-Applegate International Growth Opportunities Fund, formerly a series of Nicholas-Applegate Institutional Funds, reorganized into the International Small-Cap Fund (formerly AGIC International Growth Opportunities Fund), on April 12, 2010. Performance information shown for periods prior to the reorganization (including that presented in any advertisements for the International Small-Cap Fund) is based upon the historical performance of the International Small-Cap Fund’s predecessor fund, the Nicholas-Applegate International Growth Opportunities Fund, adjusted as set forth herein.

The Nicholas-Applegate U.S. Micro Cap Fund, formerly a series of Nicholas-Applegate Institutional Funds, reorganized into the Micro Cap Fund on April 12, 2010. Performance information shown for periods prior to the reorganization (including that presented in any advertisements for the Micro Cap Fund) is based upon the historical performance of the Micro Cap Fund’s predecessor fund, the Nicholas-Applegate U.S. Micro Cap Fund, adjusted as set forth herein.

The Nicholas-Applegate U.S. Ultra Micro Cap Fund, formerly a series of Nicholas-Applegate Institutional Funds, reorganized into the Ultra Micro Cap Fund on April 12, 2010. Performance information shown for periods prior to the reorganization (including that presented in any advertisements for the Ultra Micro Cap Fund) is based upon the historical performance of the Ultra Micro Cap Fund’s predecessor fund, the Nicholas-Applegate U.S. Ultra Micro Cap Fund, adjusted as set forth herein.

The Allianz Global Investors Multi-Style Fund, formerly a series of the Allianz Funds, reorganized into the Global Allocation Fund on May 4, 2009. Performance information shown for periods prior to May 4, 2009 (including that presented in advertisements for the Global Allocation Fund) is based upon the historical performance of the Global Allocation Fund’s predecessor fund, the Allianz Global Investors Multi-Style Fund, adjusted as set forth herein.

Calculation of Total Return

Quotations of average annual total return for a Fund, or a class of shares thereof, will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, five, and ten years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below, all total return figures reflect the deduction of a proportionate share of Fund or class expenses on an annual basis, and assume that (i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and that the maximum contingent deferred sales charge, if any, is deducted at the times, in the amounts, and under the terms disclosed in the Prospectus and (ii) all dividends and distributions are reinvested when paid. Quotations of total return may also be shown for other periods. The Funds may also, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Under applicable regulations, any such information is required to be accompanied by standardized total return information.

Funds may have had adviser and sub-adviser changes during the periods for which performance is shown below. The same or other Funds may have changed their investment objectives, policies and/or strategies during such periods. All such changes would be discussed in the Prospectus, and elsewhere in this Statement of Additional Information. Such Funds would not necessarily have achieved the results shown under their current investment management arrangements and/or investment objectives, policies and strategies.

***

The following table sets forth the average annual total return of certain classes of shares of the Predecessor Funds for periods ended November 30, 2014. The Convertible, U.S. Small-Cap Growth, High Yield Bond, International Small-Cap (formerly International Growth Opportunities), Micro Cap, and Ultra Micro Cap Funds reorganized on April 12, 2010, when the Nicholas-Applegate U.S. Convertible, U.S. Emerging Growth, U.S. High Yield Bond, International Growth Opportunities, U.S. Micro Cap and U.S. Ultra Micro Cap Funds reorganized into the Convertible, U.S. Small-Cap Growth, High Yield Bond, International Small-Cap, Micro Cap, and Ultra Micro Cap Funds, respectively, by transferring substantially all of their assets and liabilities into the Convertible, U.S. Small-Cap Growth, High Yield Bond, International Small-Cap, Micro Cap, and Ultra Micro Cap Funds in exchange for Class P and Institutional Class shares of the Convertible Fund, Institutional Class shares of the U.S. Small-Cap Growth Fund, Institutional Class shares of the High Yield Bond Fund, Class P and Institutional Class shares of the International Small-Cap Fund, Institutional Class shares of the Micro Cap Fund, Institutional Class shares of the Ultra Micro Cap Fund, respectively. Accordingly, “Inception Date of Fund” for these Funds refers to the inception date of their Nicholas-Applegate predecessor series. The Nicholas-Applegate predecessor series of each of these Funds did not offer shares corresponding to the Funds’ Class A, Class B, Class C, Class D, Class P (except for Convertible and International Small-Cap Funds as noted above), Class R or Administrative Class shares. For periods prior to the “Inception Date” of a particular class of the Convertible, U.S. Small-Cap Growth, High Yield Bond, International Small-Cap, Micro Cap, and Ultra Micro Cap Funds’ shares, total return presentations for the class are based on the historical performance of the Class I shares of the Nicholas-Applegate U.S. Convertible Fund, Class I shares of the Nicholas-Applegate U.S. Emerging Growth Fund, Class I shares of the Nicholas-Applegate U.S. High Yield Bond Fund, Class II shares (and Class I shares prior to the inception of Class II) of the Nicholas-Applegate International Growth Opportunities Fund (except for the Fund’s Class P shares, for which total return presentations are based solely on Class I), Class I shares of the Nicholas-Applegate U.S. Micro Cap Fund, Class I shares of the Nicholas-Applegate U.S. Small to Mid Cap Growth Fund and Class I shares of the Nicholas-Applegate U.S. Ultra Micro Cap Fund, adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which were not paid by the predecessor Nicholas-Applegate Funds) and different administrative fee and advisory fee charges.

Average Annual Total Return for Periods Ended November 30, 2014*

Fund	Class	1 Year	5 Year	10 Year	Since Inception Date of Fund (Annualized)	Inception Date of Fund	Inception Date of Class
Convertible Fund(1)	Class A	3.54%	11.78%	8.90%	10.31%	4/19/1993	4/12/2010
	Class C	7.78%	12.22%	8.71%	9.78%		4/12/2010
	Class D	9.47%	13.01%	9.50%	10.59%		4/12/2010
	Class R	9.22%	12.68%	9.21%	10.31%		4/12/2010
	Class P	9.80%	13.27%	9.75%	10.84%		6/7/2010
	Institutional	9.91%	13.39%	9.86%	10.95%		4/19/1993
	Administrative	9.66%	13.10%	9.55%	10.61%		4/12/2010

High Yield Bond Fund(2)	Class A	-1.44%	8.16%	6.82%	7.61%	7/31/1996	4/12/2010
	Class C	0.62%	8.20%	6.45%	7.04%		4/12/2010
	Class D	2.17%	8.96%	7.22%	7.82%		4/12/2010
	Class R	1.91%	8.68%	6.95%	7.55%		4/12/2010
	Class P	2.63%	9.22%	7.43%	8.01%		4/12/2010
	Institutional	2.59%	9.37%	7.67%	8.30%		7/31/1996
	Administrative	2.27%	9.01%	7.24%	7.84%		4/12/2010

Micro Cap Fund(3)	Class A	-6.55%	15.27%	7.62%	11.12%	7/12/1995	12/19/2011
	Class P	-0.98%	16.78%	8.45%	11.68%		12/27/2010
	Institutional	-0.97%	16.90%	8.56%	11.80%		7/12/1995

Ultra Micro Cap Fund(4)	Class A	-7.37%	21.95%	N/A	13.60%	1/28/2008	12/19/2011
	Class P	-1.77%	23.61%	N/A	14.81%		12/27/2010
	Institutional	-1.84%	23.71%	N/A	14.91%		1/28/2008

U.S. Small-Cap Growth Fund(5)	Class A	-4.27%	14.94%	8.61%	7.52%	10/1/1993	12/20/2010
	Class C	-0.38%	15.40%	8.42%	7.01%		12/20/2010
	Class D	1.31%	16.27%	9.23%	7.81%		12/20/2010
	Class R	1.03%	15.99%	8.97%	7.55%		12/20/2010
	Class P	1.47%	16.53%	9.49%	8.08%		12/20/2010
	Institutional	1.57%	16.64%	9.60%	8.18%		10/1/1993

International Small-Cap Fund(6)	Class A	-11.01%	8.02%	8.47%	11.76%	12/31/1997	4/12/2010
	Class C	-7.36%	8.44%	8.27%	11.30%		4/12/2010
	Class D	-5.83%	9.24%	9.08%	12.13%		4/12/2010
	Class R	-6.06%	8.98%	8.81%	11.85%		4/12/2010
	Class P	-5.68%	9.48%	9.35%	12.47%		4/12/2010
	Institutional	-5.61%	9.59%	9.48%	12.56%		12/31/1997

*	Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A and C shares was deducted at the times, in the amounts, and under the terms discussed in the Prospectus.
**	Cumulative.
(1)	The Nicholas-Applegate U.S. Convertible Fund was a series of Nicholas-Applegate Institutional Funds until its reorganization into the Convertible Fund on April 12, 2010. The Prospectus of the Convertible Fund discloses performance information for Class I shares of the predecessor fund.
(2)	The Nicholas-Applegate U.S. High Yield Bond Fund was a series of Nicholas-Applegate Institutional Funds until its reorganization into the High Yield Bond Fund on April 12, 2010. The Prospectus of the High Yield Bond Fund discloses performance information for Class I shares of the predecessor fund.

(3)	The Nicholas-Applegate U.S. Micro Cap Fund was a series of Nicholas-Applegate Institutional Funds until its reorganization into the Micro Cap Fund on April 12, 2010. The Prospectus of the Micro Cap Fund discloses performance information for Class I shares of the predecessor fund.

(4)	The Nicholas-Applegate U.S. Ultra Micro Cap Fund was a series of Nicholas-Applegate Institutional Funds until its reorganization into the Ultra Micro Cap Fund on April 12, 2010. The Prospectus of the Ultra Micro Cap Fund discloses performance information for Class I shares of the predecessor fund.

(5)	The Nicholas-Applegate U.S. Emerging Growth Fund was a series of Nicholas-Applegate Institutional Funds until its reorganization into the U.S. Small-Cap Growth Fund on April 12, 2010. The Prospectus of the U.S. Small-Cap Growth Fund discloses performance information for I shares of the predecessor fund.

(6)	The Nicholas-Applegate International Growth Opportunities Fund was a series of Nicholas-Applegate Institutional Funds until its reorganization into the International Small-Cap Fund on April 12, 2010. The Prospectus of the International Small-Cap Fund discloses performance information for Class I and II shares of the predecessor fund.

The following table sets forth the average annual total return of certain classes of shares of the Global Allocation Fund for periods ended November 30, 2014. The Global Allocation Fund reorganized on May 4, 2009, when the Allianz Global Investors Multi-Style Fund reorganized into the Global Allocation Fund by transferring substantially all of its assets and liabilities to the Global Allocation Fund in exchange for shares of the Global Allocation Fund. Accordingly, “Inception Date of Fund” refers to the inception date of the Allianz Global Investors Multi-Style Fund, the Global Allocation Fund’s predecessor fund. The Allianz Global Investors Multi-Style Fund, the Global Allocation Fund’s predecessor fund, did not offer shares corresponding to the Fund’s Class D, Class P, Class R, and Administrative Class shares. For periods prior to the “Inception Date” of a particular class of the Global Allocation Fund’s shares, total return presentations for the class are based on the historical performance of the Class A or Institutional Class shares of the Allianz Global Investors Multi-Style Fund, adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees.

Average Annual Total Return for Periods Ended November 30, 2014*

Fund	Class	1 Year	5 Years	10 Years	Since Inception Date of Fund (Annualized)	Inception Date of Fund	Inception Date of Class
Global Allocation Fund**	Class A	-1.14%	6.61%	5.12%	5.67%	9/30/1998	9/30/1998
	Class B	-1.04%	6.75%	5.16%	5.69%		9/30/1998
	Class C	2.96%	7.03%	4.93%	5.25%		9/30/1998
	Class D	4.68%	7.81%	5.72%	6.04%		5/4/2009
	Class R	4.57%	7.61%	5.49%	5.80%		5/4/2009
	Class P	4.87%	8.03%	5.94%	6.26%		5/4/2009
	Institutional	4.93%	8.12%	6.14%	6.50%		2/26/1999
	Administrative	4.68%	7.84%	5.76%	6.09%		5/4/2009

*	Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, B and C shares was deducted at the times, in the amounts, and under the terms discussed in the Prospectus.
**	The Allianz Global Investors Multi-Style Fund was a series of Allianz Funds prior to its reorganization into the Global Allocation Fund on May 4, 2009. The Prospectus of the Global Allocation Fund discloses performance information for Class A, Class B, Class C and Institutional Class of the predecessor fund, adjusted to reflect the actual administrative fees and other expenses of the Fund’s corresponding classes.

(#) Where noted, the method of adjustment used in the table above for periods prior to the Inception Date of the noted class resulted in performance for the period shown that is higher than if the performance of the oldest class (Class A) was not adjusted to reflect the lower operating expenses of the newer class.

The following table shows the lower performance figures that would be obtained if the performance for newer classes with lower operating expenses were calculated by tacking to such newer classes’ historical performance the actual performance (with adjustment for actual sales charges) of the older class of shares, with its higher operating expenses, for periods prior to the Inception Date of the newer class (i.e., the total return presentations below are based, for periods prior to the Inception Date of the noted classes, on the historical performance of the older class adjusted to reflect the current sales charges (if any) associated with the newer class, but not reflecting lower operating expenses associated with the newer class).

Total Return for Periods Ended November 30, 2014

(with no adjustment for operating expenses of the noted

classes for periods prior to their inception dates)

Fund	Class	1 Year	5 Years	10 Years	Since Inception Date of Fund (Annualized)
Global Allocation Fund**	Class P	N/A	N/A	5.83%	6.11%
	Institutional	N/A	N/A	N/A	6.27%
	Administrative	N/A	N/A	5.72%	6.04%

The following table sets forth the average annual total return of certain classes of shares of the Global Water Fund for periods ended November 30, 2014. The Global Water Fund was formed on March 31, 2008 (the “Inception Date of Fund”). Institutional Class shares were launched on July 15, 2008. For periods prior to the “Inception Date” of Institutional Class shares, total return presentations for the class are based on the historical performance of the Class A shares of the Global Water Fund, adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees.

Average Annual Total Return for Periods Ended November 30, 2014*

Fund	Class	1 Year	5 Years	Since Inception Date of Fund (Annualized)	Inception Date of Fund	Inception Date of Class
Global Water Fund	Class A	-3.07%	8.93%	3.54%	3/31/2008	3/31/2008
	Class C	0.82%	9.33%	3.64%		3/31/2008
	Class D	2.42%	10.11%	4.38%		3/31/2008
	Class P	2.87%	10.41%	4.66%		3/31/2008
	Institutional	2.82%	10.51%	4.75%		7/15/2008

*	Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A and C shares was deducted at the times, in the amounts, and under the terms discussed in the Prospectus.

(#) Where noted, the method of adjustment used in the table above for periods prior to the Inception Date of the noted class resulted in performance for the period shown that is higher than if the performance of the oldest class (Class A) was not adjusted to reflect the lower operating expenses of the newer class.

The following table shows the lower performance figures that would be obtained if the performance for newer classes with lower operating expenses were calculated by tacking to such newer classes’ historical performance the actual performance (with adjustment for actual sales charges) of the older class of shares, with its higher operating expenses, for periods prior to the Inception Date of the newer class (i.e., the total return presentations below are based, for periods prior to the Inception Date of the noted classes, on the historical performance of the older class adjusted to reflect the current sales charges (if any) associated with the newer class, but not reflecting lower operating expenses associated with the newer class).

Total Return for Periods Ended November 30, 2014

(with no adjustment for operating expenses of the noted

class for periods prior to its inception date)

Fund	Class	1 Year	5 Years	Since Inception Date of Fund (Annualized)
Global Water Fund	Institutional	N/A	N/A	4.75%

Voting Rights

Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. Shareholders may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). All classes of shares of the Funds have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. These shares are entitled to vote at meetings of shareholders. Matters submitted to shareholder vote must be approved by each Fund separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the Trustees have determined that the matter does not affect all series of the Trust, then only shareholders of the series affected shall be entitled to vote on the matter. All classes of shares of the Funds will vote together, except with respect to the Distribution and Servicing Plan applicable to Class A, Class B, Class C or Class R shares, to the Distribution or Administrative Services Plans applicable to Administrative Class shares, to the Management Agreement as applicable to a particular class or classes, or when a class vote is required as specified above or otherwise by the 1940 Act.

The Trust’s shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

The Target Funds and Allocation Funds and the Emerging Markets Debt Fund, the Global Megatrends Fund, the Global Fundamental Strategy Fund, the Multi-Asset Real Return Fund, the Structured Return Fund and the U.S. Equity Hedged Fund will vote shares of each Underlying Fund and/or Other Acquired Fund that they own in their discretion in accordance with their proxy voting policies.

Certain Ownership of Trust Shares

As of February 28, 2015, the Trust believes that the Trustees and officers of the Trust, as a group, owned less than one percent of each class of each Fund and of the Trust as a whole, except that with respect to the Retirement Income Fund, Trustees and officers of the Trust owned 4.46% of Class R6 shares of the Fund; with respect to the Global Allocation Fund, Trustees and officers of the Trust owned 1.69% of Institutional Class shares of the Fund; with respect to the China Equity Fund, Trustees and officers of the Trust owned 1.22% of Institutional Class shares and 16.42% of Class D shares of the Fund; with respect to the NFJ Global Dividend Value Fund, Trustees and officers of the Trust owned 1.73% of Class D shares of the Fund; and with respect to the NFJ Emerging Markets Value Fund, Trustees and officers of the Trust owned 4.46% of Institutional Class shares of the Fund.

Appendix B lists persons who own of record 5% or more of the noted class of shares of the Funds as of the dates noted, as well as information about owners of 25% or more of the outstanding shares of beneficial interest of the Funds, and therefore may be presumed to “control” the specified Fund, as that term is defined in the 1940 Act. To the extent a shareholder “controls” a Fund, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of a Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholders.

Custodian

State Street Bank & Trust Co. (“State Street”), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian for assets of all Funds, including as custodian of the Trust for the custody of the foreign securities acquired by those Funds that invest in foreign securities. Under the agreement, State Street may hold foreign securities at its principal offices and its branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

Pursuant to rules or other exemptions under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is currently made by the Trust’s “foreign custody manager” (currently, its custodian) following a consideration of a number of factors. Currently, the Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust, but reserves the right to discontinue this practice as permitted by Rule 17f-5. No assurance can be given that the appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York, 10017 serves as the independent registered public accounting firm for the Funds. PricewaterhouseCoopers LLP provides audit services, audit-related services, tax services and other services relating to SEC filings.

Transfer and Shareholder Servicing Agents

Boston Financial Data Services, Inc., 30 Dan Road, Canton, Massachusetts 02021-2809, serves as the Transfer and Shareholder Servicing Agent for the Trust’s Class A, Class B, Class C, Class D and Class R shares. Boston Financial Data Services, Inc., 330 West 9th Street, 5th Floor, Kansas City, Missouri 64105 serves as the Transfer Agent for the Trust’s Class P, Institutional Class, Class R6 and Administrative Class shares.

Legal Counsel

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600, serves as legal counsel to the Trust.

Registration Statement

This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust’s registration statements filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.

Forward-Looking Statements

The Trust’s Prospectus and this Statement of Additional Information include forward-looking statements. All statements other than statements of historical facts contained in the Prospectus and this Statement of Additional Information, including statements regarding Funds’ investment strategies, are forward-looking statements. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “will,” “expect” and similar expressions, as they relate to the Funds, are intended to identify forward-looking statements. Forward-looking statements are subject to a number of risks, uncertainties and assumptions, some of which are described in the Prospectus and in this Statement of Additional Information. In addition, the Funds’ past results do not necessarily indicate their future results. You should not rely upon forward-looking statements as predictions of future events or performance. You cannot be assured that the events and circumstances reflected in the forward-looking statements will be achieved or occur.

Financial Statements

Audited financial statements for the Funds as of November 30, 2014, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated by reference from the Trust’s of November 30, 2014 Annual Reports. Because AllianzGI Best Styles Emerging Markets Equity Fund, AllianzGI Best Styles International Equity Fund, AllianzGI Best Styles U.S. Equity Fund, AllianzGI Emerging Markets Consumer Fund, AllianzGI Emerging Markets Small-Cap Fund, AllianzGI Europe Equity Dividend Fund, AllianzGI Global Megatrends Fund, AllianzGI Global Sustainability Fund and AllianzGI International Growth Fund are newly formed, they do not appear in the Trust’s most recent Annual Reports. The Trust’s of November 30, 2014 Annual Reports were filed electronically with the SEC on February 2, 2015 (Accession No. 0001193125-15-030526).

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Manager’s or Sub-Adviser’s view of their comparability to rated securities. A Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch, or, if unrated, determined by the Manager or a Sub-Adviser to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. Following is a description of Moody’s, S&P’s and Fitch’s ratings applicable to fixed income securities.

Moody’s Investors Service, Inc.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. The (sf ) indicator was introduced on August 11, 2010 and explained in a special comment entitled, “Moody’s Structured Finance Rating Scale.” The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Long-Term Obligation Ratings

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-

downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Short-Term Obligation Ratings

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations: likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation, and the promise Standard & Poor’s imputes; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings

Investment Grade

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Active Qualifiers

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

pi: Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix. Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

Preliminary: Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•	Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•	Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•	Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•	Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Active Identifiers

Unsolicited: The ‘u’ identifier and ‘unsolicited’ designation are unsolicited credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

sf: The ‘sf’ identifier shall be assigned to ratings on “structured finance instruments” when required to comply with applicable law or regulatory requirement or when Standard & Poor’s believes it appropriate. The addition of the ‘sf’ identifier to a rating does not change that rating’s definition or our opinion about the issue’s creditworthiness.

jr: The ‘JR’ identifier is assigned to all issues and issuers ratings assigned by either Standard & Poor’s Ratings Japan K.K. or Nippon Standard & Poor’s K.K., each of which is a registered credit rating agency in Japan, as ratings registered under the Japanese regulation. The addition of the identifier does not change the definition of that rating or our opinion about the issue’s or issuer’s creditworthiness.

EU: Standard & Poor’s assigns the ‘EU’ identifier to global scale ratings assigned by Standard & Poor’s rating entities (or branches thereof) regulated in the European Union. The addition of the ‘EU’ identifier to a rating does not change that rating’s definition or our opinion about the issue’s or issuer’s creditworthiness.

EE: Standard & Poor’s assigns the ‘EE’ identifier to global scale ratings assigned by Standard & Poor’s rating entities established outside the European Union which are endorsed by a Standard & Poor’s rating entity regulated in the European Union. The addition of the ‘EE’ identifier to a rating does not change that rating’s definition or our opinion about the issue’s or issuer’s creditworthiness.

XN: Nippon Standard & Poor’s K.K. (Nippon KK) assigns the ‘XN’ identifier to credit ratings assigned by Nippon KK. Nippon KK is not a Nationally Recognized Statistical Rating Organization. The addition of the ‘XN’ identifier to a rating does not change that rating’s definition or our opinion about the issue’s or issuer’s creditworthiness.

UCO: The ‘UCO’ identifier may (or shall, if an EU regulatory requirement) be assigned to credit ratings under review as a result of a criteria revision. The addition of the ‘UCO’ identifier to a rating does not change that rating’s definition or our opinion about the issue’s or issuer’s creditworthiness.

Short Term Issue Credit Ratings

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

The analyses, including ratings, of Standard & Poor’s and its affiliates (together, “Standard & Poor’s”) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings or other analyses should not rely on them in making any investment decision. Standard & Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s does not act as a fiduciary or an investment advisor except where registered as such. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and other opinions may be changed, suspended, or withdrawn at any time.

Fitch, Inc.

Long-Term Rating Scales

Issuer Credit Rating Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

Investment Grade

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

(a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

(b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

(c) Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD: Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

(a) the selective payment default on a specific class or currency of debt;

(b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

(c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

(d) execution of a distressed debt exchange on one or more material financial obligations.

D: Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Corporate Finance Obligations

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%-50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

Investment Grade

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC: Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Structured, Project & Public Finance Obligations

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

Investment Grade

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk. Default appears imminent or inevitable.

D: Indicates a default. Default generally is defined as one of the following:

•	Failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•	The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•	The distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Structured Finance Defaults. “Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. Alternatively where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.

Structured Finance Write-downs. Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible “write-down” of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where the agency believes the “write-down” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed as irreversible, the credit rating will be lowered to ‘D’.

Notes:

In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

The suffix ‘sf’ denotes an issue that is a structured finance transaction. For an explanation of how Fitch determines structured finance ratings, please see our criteria available at www.Fitchratings.com.

In the case of public finance, the ratings do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or categories below ‘B’.

Enhanced Equipment Trust Certificates (EETCs) are corporate-structured hybrid debt securities that airlines typically use to finance aircraft equipment. Due to the hybrid characteristics of these bonds, Fitch’s rating approach incorporates elements of both the structured finance and corporate rating methodologies. Although rated as asset-backed securities, unlike other structured finance ratings, EETC ratings involve a measure of recovery given default akin to ratings of financial obligations in corporate finance, as described under “Corporate Finance Obligations.”

Recovery Ratings

Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate issuers with IDRs in speculative grade categories.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

Recovery Ratings Scale

RR1: Outstanding recovery prospects given default.

RR2: Superior recovery prospects given default.

RR3: Good recovery prospects given default.

RR4: Average recovery prospects given default.

RR5: Below average recovery prospects given default.

RR6: Poor recovery prospects given default.

RR1 rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2 rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3 rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4 rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5 rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6 rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Qualifiers

“NR”: A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

“WD”: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

APPENDIX B

CERTAIN OWNERSHIP OF TRUST SHARES

As of March 1, 2015, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Funds:

a = Entity owned 25% or more of the outstanding shares of beneficial interest of the Funds, and therefore may be presumed to “control” the Funds, as that term is defined in the 1940 Act.

b = Shares are believed to be held only as nominee.

	Fund Name Grand	Registration	Amount & Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	AGI BEST STYLES EMERGING MARKETS EQ I
a	AGI BEST STYLES EMERGING MARKETS EQ I	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	666.847	100.00%
	AGI BEST STYLES EMERGING MARKETS EQ P
a	AGI BEST STYLES EMERGING MARKETS EQ P	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	666.806	100.00%
	AGI BEST STYLES EMERGING MARKETS EQ R6
	AGI BEST STYLES EMERGING MARKETS EQ R6	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI GLOBAL GROWTH ALLOCATION FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	22,383.897	6.29%
a	AGI BEST STYLES EMERGING MARKETS EQ R6	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	333,444.521	93.71%
	AGI BEST STYLES INTL EQUITY FD CL P
	AGI BEST STYLES INTL EQUITY FD CL P	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	667.124	100.00%
a	AGI BEST STYLES INTL EQUITY FD CL R6
	AGI BEST STYLES INTL EQUITY FD CL R6	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT 2020 FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	191,176.607	8.75%
	AGI BEST STYLES INTL EQUITY FD CL R6	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT 2030 FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	286,983.733	13.14%
	AGI BEST STYLES INTL EQUITY FD CL R6	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT 2040 FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	255,107.948	11.68%
	AGI BEST STYLES INTL EQUITY FD CL R6	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT 2050 FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	157,924.579	7.23%
	AGI BEST STYLES INTL EQUITY FD CL R6	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT 2025 FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	225,143.710	10.31%
	AGI BEST STYLES INTL EQUITY FD CL R6	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT 2035 FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	269,392.398	12.33%
	AGI BEST STYLES INTL EQUITY FD CL R6	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT 2045 FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	189,178.372	8.66%
	AGI BEST STYLES INTL EQUITY FD CL R6	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	333,601.409	15.27%
	AGI BEST STYLES INTL EQUITY FD INSTL
a	AGI BEST STYLES INTL EQUITY FD INSTL	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	667.163	100.00%
	AGI BEST STYLES U.S. EQUITY FD CL P
a	AGI BEST STYLES U.S. EQUITY FD CL P	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	667.586	100.00%
	AGI BEST STYLES U.S. EQUITY FD CL R6
	AGI BEST STYLES U.S. EQUITY FD CL R6	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT 2015 FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	349,937.656	7.58%
	AGI BEST STYLES U.S. EQUITY FD CL R6	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT 2020 FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	633,258.033	13.71%
	AGI BEST STYLES U.S. EQUITY FD CL R6	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT 2030 FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	681,244.651	14.75%
	AGI BEST STYLES U.S. EQUITY FD CL R6	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT 2040 FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	488,647.761	10.58%
	AGI BEST STYLES U.S. EQUITY FD CL R6	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT 2050 FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	273,285.239	5.92%
	AGI BEST STYLES U.S. EQUITY FD CL R6	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT INCOME FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	245,203.679	5.31%
	AGI BEST STYLES U.S. EQUITY FD CL R6	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT 2025 FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	671,030.576	14.53%
	AGI BEST STYLES U.S. EQUITY FD CL R6	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT 2035 FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	588,893.828	12.75%
	AGI BEST STYLES U.S. EQUITY FD CL R6	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT 2045 FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	322,349.570	6.98%
	AGI BEST STYLES U.S. EQUITY FD INSTL
b	AGI BEST STYLES U.S. EQUITY FD INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	5,161.398	88.55%
	AGI BEST STYLES U.S. EQUITY FD INSTL	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	667.640	11.45%
	AGI EMERGING MARKETS SMALL-CAP FUND A
b	AGI EMERGING MARKETS SMALL-CAP FUND A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	456.026	40.62%
a	AGI EMERGING MARKETS SMALL-CAP FUND A	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	666.717	59.38%
	AGI EMERGING MARKETS SMALL-CAP FUND I
b	AGI EMERGING MARKETS SMALL-CAP FUND I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	51,665.403	20.52%
a	AGI EMERGING MARKETS SMALL-CAP FUND I	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	200,052.966	79.45%
	ALLIANZGI BEHAVIORAL ADV LARGE CAP A
b	ALLIANZGI BEHAVIORAL ADV LARGE CAP A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	402,067.753	90.75%
	ALLIANZGI BEHAVIORAL ADV LARGE CAP C
b	ALLIANZGI BEHAVIORAL ADV LARGE CAP C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	4,276.040	10.77%
b	ALLIANZGI BEHAVIORAL ADV LARGE CAP C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	22,389.964	56.40%
	ALLIANZGI BEHAVIORAL ADV LARGE CAP C	OPPENHEIMER & CO INC. FBO CHRISTINE PROCIV 2536 THORNWOOD AVE WILMETTE IL 60091-1377	2,155.230	5.43%
	ALLIANZGI BEHAVIORAL ADV LARGE CAP D
b	ALLIANZGI BEHAVIORAL ADV LARGE CAP D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	48,534.502	61.74%

b	ALLIANZGI BEHAVIORAL ADV LARGE CAP D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	23,572.259	29.99%
	ALLIANZGI BEHAVIORAL ADV LRG CAP INST
	ALLIANZGI BEHAVIORAL ADV LRG CAP INST	STATE STREET AS CUSTODIAN FOR SOUTHDAKOTA COLLEGEACCESS 529 PLAN DIVERSIFIED EQUITY P52D ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	204,688.738	10.16%
	ALLIANZGI BEHAVIORAL ADV LRG CAP INST	STATE STREET BANK & TRUST CO CUST FOR MI 529 ADVISOR PLAN AGE-BASED PORTFOLIO 1 P75A 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	263,973.964	13.11%
a	ALLIANZGI BEHAVIORAL ADV LRG CAP INST	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	825,703.313	40.99%
	ALLIANZGI BEHAVIORAL ADV LRG CAP P
b	ALLIANZGI BEHAVIORAL ADV LRG CAP P	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	4,093.374	83.23%
	ALLIANZGI BEHAVIORAL ADV LRG CAP P	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	824.603	16.77%
	ALLIANZGI BEST STYLES GLOBAL EQ INST
a	ALLIANZGI BEST STYLES GLOBAL EQ INST	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	638.752	100.00%
	ALLIANZGI BEST STYLES GLOBAL EQUITY A
b	ALLIANZGI BEST STYLES GLOBAL EQUITY A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	192.184	7.35%
b	ALLIANZGI BEST STYLES GLOBAL EQUITY A	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	976.196	37.34%
	ALLIANZGI BEST STYLES GLOBAL EQUITY A	GENE MOY 4721 OCEANIA ST BAYSIDE NY 11361-3218	807.450	30.89%
	ALLIANZGI BEST STYLES GLOBAL EQUITY A	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	638.244	24.42%
	ALLIANZGI BEST STYLES GLOBAL EQUITY P
a	ALLIANZGI BEST STYLES GLOBAL EQUITY P	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	637.755	100.00%
	ALLIANZGI BEST STYLES GLOBAL EQUITY R6
a	ALLIANZGI BEST STYLES GLOBAL EQUITY R6	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI GLOBAL ALLOCATION FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	5,706,413.637	93.92%
	ALLIANZGI BEST STYLES GLOBAL EQUITY R6	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	350,203.177	5.76%
	ALLIANZGI CHINA EQUITY A
b	ALLIANZGI CHINA EQUITY A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	14,142.708	67.43%
	ALLIANZGI CHINA EQUITY A	TD AMERITRADE FBO MARY E O’NEILL ROLLOVER IRA TD AMERITRADE CLEARING, CUSTODIAN 12225 ROCK LAKE RD TREVOR WI 53179-9109	1,209.990	5.77%
	ALLIANZGI CHINA EQUITY C
b	ALLIANZGI CHINA EQUITY C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	254.395	13.96%
	ALLIANZGI CHINA EQUITY C	SSB&T CUST IRA FBO FRED L BRAUN 829 NEAL DR ALEXANDRIA VA 22308-1925	136.015	7.46%
b	ALLIANZGI CHINA EQUITY C	LPL FINANCIAL FBO: CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS P O BOX 509046 SAN DIEGO CA 92150-9046	360.789	19.80%
a	ALLIANZGI CHINA EQUITY C	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	772.509	42.38%
	ALLIANZGI CHINA EQUITY C	SSB&T CUST ROTH IRA FBO MICHAEL K KOUBA 348 RIVER BEND ST MANCHESTER MI 48158-9532	143.987	7.90%
	ALLIANZGI CHINA EQUITY D
b	ALLIANZGI CHINA EQUITY D	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	2,557.471	16.67%
b	ALLIANZGI CHINA EQUITY D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	6,331.160	41.26%
b	ALLIANZGI CHINA EQUITY D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	2,747.250	17.90%
b	ALLIANZGI CHINA EQUITY D	CAPITAL ONE INVESTING, LLC —OMNIBUS ACCOUNT— 83 S KING ST STE 700 SEATTLE WA 98104-2851	1,638.155	10.67%
b	ALLIANZGI CHINA EQUITY D	TD AMERITRADE INC FEBO OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	1,269.402	8.27%
	ALLIANZGI CHINA EQUITY D	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	802.837	5.23%
	ALLIANZGI CHINA EQUITY INST
a	ALLIANZGI CHINA EQUITY INST	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	244,412.740	96.99%
	ALLIANZGI CHINA EQUITY P
a	ALLIANZGI CHINA EQUITY P	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	790.116	64.07%
b	ALLIANZGI CHINA EQUITY P	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	284.846	23.10%
b	ALLIANZGI CHINA EQUITY P	MATRIX TR CO CUST FBO WOODBRIDGE BOARD OF EDUCATION 403B 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	158.208	12.83%
	ALLIANZGI CONVERTIBLE A
b	ALLIANZGI CONVERTIBLE A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	933,976.196	6.77%
b	ALLIANZGI CONVERTIBLE A	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	9,547,214.393	69.16%
	ALLIANZGI CONVERTIBLE ADMIN
b	ALLIANZGI CONVERTIBLE ADMIN	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	21,829.529	31.34%
b	ALLIANZGI CONVERTIBLE ADMIN	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	14,248.488	20.46%
b	ALLIANZGI CONVERTIBLE ADMIN	VANGUARD MARKETING CORPORATION 100 VANGUARD BLVD MALVERN PA 19355-2331	12,645.472	18.16%
b	ALLIANZGI CONVERTIBLE ADMIN	AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	16,686.597	23.96%
	ALLIANZGI CONVERTIBLE C
b	ALLIANZGI CONVERTIBLE C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	467,614.424	13.49%
b	ALLIANZGI CONVERTIBLE C	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	296,771.689	8.56%
b	ALLIANZGI CONVERTIBLE C	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	305,242.428	8.80%

b	ALLIANZGI CONVERTIBLE C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,149,535.386	33.15%
b	ALLIANZGI CONVERTIBLE C	MORGAN STANLEY &CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FL JERSEY CITY NJ 07311	511,632.308	14.76%
	ALLIANZGI CONVERTIBLE D
b	ALLIANZGI CONVERTIBLE D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	663,421.911	31.95%
b	ALLIANZGI CONVERTIBLE D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	887,311.853	42.73%
b	ALLIANZGI CONVERTIBLE D	AMERITRADE INC FEBO OUR CLIENT PO BOX 2226 OMAHA NE 68103-2226	396,428.386	19.09%
	ALLIANZGI CONVERTIBLE INST
b	ALLIANZGI CONVERTIBLE INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	5,718,100.162	11.63%
b	ALLIANZGI CONVERTIBLE INST	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7,486,236.940	15.22%
b	ALLIANZGI CONVERTIBLE INST	MAC & CO A/C RAYF6182002 MUTUAL FUND OPERATIONS ATTN MUTUAL FUNDS OPS PO BOX 3198 PITTSBURGH PA 15230-3198	3,687,925.918	7.50%
b	ALLIANZGI CONVERTIBLE INST	BROWN BROTHERS HARRIMAN & CO AS CUST FOR 6659361 ATTN MUTUAL FUNDS SERVICES 525 WASHINGTON BLVD JERSEY CITY NJ 07310-1692	2,999,862.874	6.10%
	ALLIANZGI CONVERTIBLE INST	STATE OF WYOMING WYOMING STATE TREASURER ATTN ERICA LEGERSKI 200 W 24TH ST CHEYENNE WY 82001-3642	15,175,508.757	30.86%
	ALLIANZGI CONVERTIBLE P
b	ALLIANZGI CONVERTIBLE P	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	358,972.201	6.06%
b	ALLIANZGI CONVERTIBLE P	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	804,489.223	13.58%
b	ALLIANZGI CONVERTIBLE P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OFITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	1,471,470.010	24.84%
b	ALLIANZGI CONVERTIBLE P	LPL FBO LPL CUSTOMERS ATTN: MUTUAL FUND OPERATIONS 1 BEACON ST FL 22 BOSTON MA 02108-3106	351,564.404	5.93%
b	ALLIANZGI CONVERTIBLE P	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,039,628.617	17.55%
b	ALLIANZGI CONVERTIBLE P	MORGAN STANLEY &CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FL JERSEY CITY NJ 07311	1,273,999.838	21.51%
	ALLIANZGI CONVERTIBLE R
b	ALLIANZGI CONVERTIBLE R	MLPF & S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6,650.002	14.20%
b	ALLIANZGI CONVERTIBLE R	ASCENSUS TRUST COMPANY FBO T. F. HUDGINS, INCORPORATED 401(K) 216021 P.O. BOX 10758 FARGO ND 58106-0758	5,092.169	10.88%
b	ALLIANZGI CONVERTIBLE R	CBNA CUST FBO FRINGE BENEFITS DESIGN RETIREMENT P6 RHOADS DRIVE SUITE 7 UTICA NY 13502-6317	26,452.919	56.49%
b	ALLIANZGI CONVERTIBLE R	RELIANCE TRUST COMPANY FBO CITY OF LENOIR P.O. BOX 48529 ATLANTA GA 30362-1529	6,457.867	13.79%
	ALLIANZGI EMERGING MARKETS CONSUMER A
a	ALLIANZGI EMERGING MARKETS CONSUMER A	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	666.667	100.00%
	ALLIANZGI EMERGING MARKETS CONSUMER I
	ALLIANZGI EMERGING MARKETS CONSUMER I	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT 2015 FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	51,348.135	5.88%
	ALLIANZGI EMERGING MARKETS CONSUMER I	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT 2020 FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	88,120.268	10.09%
	ALLIANZGI EMERGING MARKETS CONSUMER I	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT 2030 FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	92,805.533	10.63%
	ALLIANZGI EMERGING MARKETS CONSUMER I	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT 2040 FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	59,068.407	6.77%
	ALLIANZGI EMERGING MARKETS CONSUMER I	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT 2050 FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	45,227.529	5.18%
	ALLIANZGI EMERGING MARKETS CONSUMER I	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT 2025 FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	93,554.038	10.72%
	ALLIANZGI EMERGING MARKETS CONSUMER I	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT 2035 FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	75,581.111	8.66%
	ALLIANZGI EMERGING MARKETS CONSUMER I	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT 2045 FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	54,808.856	6.28%
	ALLIANZGI EMERGING MARKETS CONSUMER I	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	200,000.000	22.91%
	ALLIANZGI EMERGING MARKETS DEBT A
a	ALLIANZGI EMERGING MARKETS DEBT A	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	673.688	100.00%
	ALLIANZGI EMERGING MARKETS DEBT C
a	ALLIANZGI EMERGING MARKETS DEBT C	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	672.167	100.00%
	ALLIANZGI EMERGING MARKETS DEBT INSTL
a	ALLIANZGI EMERGING MARKETS DEBT INSTL	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	2,022,588.648	99.92%
	ALLIANZGI EMERGING MARKETS DEBT P
a	ALLIANZGI EMERGING MARKETS DEBT P	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	673.992	100.00%
	ALLIANZGI EUROPE EQUITY DIVIDEND FD A
a	ALLIANZGI EUROPE EQUITY DIVIDEND FD A	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	666.667	100.00%
	ALLIANZGI EUROPE EQUITY DIVIDEND FD C
a	ALLIANZGI EUROPE EQUITY DIVIDEND FD C	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	666.667	100.00%
	ALLIANZGI EUROPE EQUITY DIVIDEND FD P
a	ALLIANZGI EUROPE EQUITY DIVIDEND FD P	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	666.667	100.00%
	ALLIANZGI EUROPE EQUITY DIVIDEND INSTL
a	ALLIANZGI EUROPE EQUITY DIVIDEND INSTL	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	200,000.000	100.00%
	ALLIANZGI GLBL DYNAMIC ALLOC ADMIN
a	ALLIANZGI GLBL DYNAMIC ALLOC ADMIN	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	1,067.724	75.87%

b	ALLIANZGI GLBL DYNAMIC ALLOC ADMIN	FIIOC FBO SOUTHERN OREGON NEUROSURGICAL & SPINE ASSOCIATES PC 401K PLAN 53772ATTN TIM MCCLANAHAN 100 MAGELLAN WAY COVINGTON KY 41015-1987	339.627	24.13%
	ALLIANZGI GLBL DYNAMIC ALLOCATION INST
b	ALLIANZGI GLBL DYNAMIC ALLOCATION INST	CHARLES SCHWAB COMPANY 211 MAIN ST SAN FRANCISCO CA 94105-1905	11,541.701	6.40%
a	ALLIANZGI GLBL DYNAMIC ALLOCATION INST	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	166,648.167	92.45%
	ALLIANZGI GLBL MANAGED VOLATILITY INST
b	ALLIANZGI GLBL MANAGED VOLATILITY INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	24,764.259	5.49%
a	ALLIANZGI GLBL MANAGED VOLATILITY INST	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI GLOBAL ALLOCATION FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	370,510.810	82.11%
a	ALLIANZGI GLBL MANAGED VOLATILITY INST	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	54,942.735	12.18%
	ALLIANZGI GLOBAL ALLOCATION A
b	ALLIANZGI GLOBAL ALLOCATION A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	414,209.657	7.94%
b	ALLIANZGI GLOBAL ALLOCATION A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	563,915.019	10.81%
b	ALLIANZGI GLOBAL ALLOCATION A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	457,425.463	8.76%
b	ALLIANZGI GLOBAL ALLOCATION A	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	587,154.979	11.25%
b	ALLIANZGI GLOBAL ALLOCATION A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	676,823.895	12.97%
b	ALLIANZGI GLOBAL ALLOCATION A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	655,178.023	12.55%
	ALLIANZGI GLOBAL ALLOCATION ADMIN
b	ALLIANZGI GLOBAL ALLOCATION ADMIN	AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	579.300	28.38%
a	ALLIANZGI GLOBAL ALLOCATION ADMIN	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	1,462.077	71.62%
	ALLIANZGI GLOBAL ALLOCATION B
b	ALLIANZGI GLOBAL ALLOCATION B	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	21,801.876	20.06%
b	ALLIANZGI GLOBAL ALLOCATION B	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	12,834.164	11.81%
b	ALLIANZGI GLOBAL ALLOCATION B	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	29,607.175	27.24%
b	ALLIANZGI GLOBAL ALLOCATION B	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	8,030.561	7.39%
b	ALLIANZGI GLOBAL ALLOCATION B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	10,158.904	9.35%
	ALLIANZGI GLOBAL ALLOCATION C
b	ALLIANZGI GLOBAL ALLOCATION C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	389,942.433	7.84%
b	ALLIANZGI GLOBAL ALLOCATION C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	726,633.047	14.61%
b	ALLIANZGI GLOBAL ALLOCATION C	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	542,781.609	10.91%
b	ALLIANZGI GLOBAL ALLOCATION C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	835,175.108	16.79%
b	ALLIANZGI GLOBAL ALLOCATION C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	331,421.104	6.66%
	ALLIANZGI GLOBAL ALLOCATION D
b	ALLIANZGI GLOBAL ALLOCATION D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	21,959.158	11.97%
b	ALLIANZGI GLOBAL ALLOCATION D	AMERITRADE INC FEBO OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	143,790.232	78.39%
	ALLIANZGI GLOBAL ALLOCATION INST
b	ALLIANZGI GLOBAL ALLOCATION INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	5,587,023.987	87.43%
b	ALLIANZGI GLOBAL ALLOCATION INST	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	558,528.456	8.74%
	ALLIANZGI GLOBAL ALLOCATION P
b	ALLIANZGI GLOBAL ALLOCATION P	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	13,489.996	7.81%
b	ALLIANZGI GLOBAL ALLOCATION P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OFITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	142,120.363	82.26%
	ALLIANZGI GLOBAL ALLOCATION R
a	ALLIANZGI GLOBAL ALLOCATION R	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	1,485.531	100.00%
	ALLIANZGI GLOBAL DYNAMIC ALLOCATION A
b	ALLIANZGI GLOBAL DYNAMIC ALLOCATION A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	12,898.170	23.78%
b	ALLIANZGI GLOBAL DYNAMIC ALLOCATION A	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	6,122.777	11.29%
	ALLIANZGI GLOBAL DYNAMIC ALLOCATION A	FREDERICK M STELL 8711 GEORGIA AVE APT 1115 SILVER SPRING MD 20910-3781	3,779.697	6.97%
	ALLIANZGI GLOBAL DYNAMIC ALLOCATION C
b	ALLIANZGI GLOBAL DYNAMIC ALLOCATION C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	11,667.156	16.80%
b	ALLIANZGI GLOBAL DYNAMIC ALLOCATION C	JP MORGAN CLEARING CORP OMINIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	6,306.225	9.08%
	ALLIANZGI GLOBAL DYNAMIC ALLOCATION C	SSB&T CUST SIMPLE IRA CLAESSON JANITORIAL SERVICE FBO KEVIN J CLAESSON 0S039 SURREY DR ELBURN IL 60119-9690	4,034.381	5.81%
	ALLIANZGI GLOBAL DYNAMIC ALLOCATION C	SSB&T CUST SIMPLE IRA MERCHCO SERVICES INC FBO SCOTT A JOHNSON 136 RED LEAF BLVD MONCKS CORNER SC 29461-8843	4,943.218	7.12%
	ALLIANZGI GLOBAL DYNAMIC ALLOCATION C	JUNE M GARRISON & WALTER E GARRISONTTEES WALTER E GARRISON AND JUNE M GARRISON LIVING TRUST U/A DTD 11/30/2005 6300 STEPHENS RANCH RD LA VERNE CA 91750-1139	13,886.466	20.00%
	ALLIANZGI GLOBAL DYNAMIC ALLOCATION D
b	ALLIANZGI GLOBAL DYNAMIC ALLOCATION D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	3,184.256	62.55%
b	ALLIANZGI GLOBAL DYNAMIC ALLOCATION D	CAPITAL ONE INVESTING, LLC —OMNIBUS ACCOUNT— 83 S KING ST STE 700 SEATTLE WA 98104-2851	773.944	15.20%

a	ALLIANZGI GLOBAL DYNAMIC ALLOCATION D	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	1,067.156	20.96%
	ALLIANZGI GLOBAL DYNAMIC ALLOCATION P
b	ALLIANZGI GLOBAL DYNAMIC ALLOCATION P	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	1,186.556	46.80%
a	ALLIANZGI GLOBAL DYNAMIC ALLOCATION P	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	1,075.465	42.42%
b	ALLIANZGI GLOBAL DYNAMIC ALLOCATION P	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	273.108	10.77%
	ALLIANZGI GLOBAL DYNAMIC ALLOCATION R
b	ALLIANZGI GLOBAL DYNAMIC ALLOCATION R	MID ATLANTIC TR CO FBO VANTAGE PARTNERS LLC 401K PSP & TR 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	6,460.976	85.97%
	ALLIANZGI GLOBAL DYNAMIC ALLOCATION R	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	1,054.053	14.03%
	ALLIANZGI GLOBAL FUNDAMENTAL STRAT A
a	ALLIANZGI GLOBAL FUNDAMENTAL STRAT A	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	699.469	65.47%
	ALLIANZGI GLOBAL FUNDAMENTAL STRAT A	JUSTIN M HANSON & LAURA A HANSON JT WROS 244 SHERIDAN AVE S MINNEAPOLIS MN 55405-1936	368.913	34.53%
	ALLIANZGI GLOBAL FUNDAMENTAL STRAT C
a	ALLIANZGI GLOBAL FUNDAMENTAL STRAT C	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	689.605	100.00%
	ALLIANZGI GLOBAL FUNDAMENTAL STRAT D
b	ALLIANZGI GLOBAL FUNDAMENTAL STRAT D	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	323.097	9.39%
b	ALLIANZGI GLOBAL FUNDAMENTAL STRAT D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	1,947.866	56.62%
b	ALLIANZGI GLOBAL FUNDAMENTAL STRAT D	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	494.599	14.38%
	ALLIANZGI GLOBAL FUNDAMENTAL STRAT D	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	674.556	19.61%
	ALLIANZGI GLOBAL FUNDAMENTAL STRAT I
a	ALLIANZGI GLOBAL FUNDAMENTAL STRAT I	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	1,400,055.266	97.62%
	ALLIANZGI GLOBAL FUNDAMENTAL STRAT P
a	ALLIANZGI GLOBAL FUNDAMENTAL STRAT P	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	698.907	100.00%
	ALLIANZGI GLOBAL MANAGED VOLATILITY A
b	ALLIANZGI GLOBAL MANAGED VOLATILITY A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	2,093.983	17.28%
b	ALLIANZGI GLOBAL MANAGED VOLATILITY A	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO CA 92150-9046	1,155.554	9.54%
b	ALLIANZGI GLOBAL MANAGED VOLATILITY A	AMERICAN ENTERPRISE INVEST MUTUAL FUND OMNIBUS A/C 48226 707 2ND AVE S MINNEAPOLIS MN 55402-2405	4,351.538	35.91%
	ALLIANZGI GLOBAL MANAGED VOLATILITY A	MARJORIE I KELLOGG TTEE KELLOGG LIVING TRUST U/A DTD 08/22/2007 3301 N VILLARD ST TACOMA WA 98407-3429	2,143.092	17.69%
a	ALLIANZGI GLOBAL MANAGED VOLATILITY A	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	831.485	6.86%
	ALLIANZGI GLOBAL MANAGED VOLATILITY C
b	ALLIANZGI GLOBAL MANAGED VOLATILITY C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	1,049.773	6.26%
b	ALLIANZGI GLOBAL MANAGED VOLATILITY C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	4,318.608	25.75%
	ALLIANZGI GLOBAL MANAGED VOLATILITY C	SSB&T CUST ROLLOVER IRA FBO DUANE A ELLER 7225 CLOVER HILL DR WAUNAKEE WI 53597-9393	1,797.086	10.72%
	ALLIANZGI GLOBAL MANAGED VOLATILITY C	SSB&T CUST IRA DCD ELEANOR E CARBERRY FBO ELLEN R SCHNEIDER BENE 9431 COUNTY ROAD Y SAUK CITY WI 53583-9566	2,117.808	12.63%
	ALLIANZGI GLOBAL MANAGED VOLATILITY C	SSB&T CUST ROLLOVER IRA FBO RIPP BUROKER N9688 ARGUE RD NEW GLARUS WI 53574-9741	2,202.212	13.13%
	ALLIANZGI GLOBAL MANAGED VOLATILITY C	SSB&T CUST IRA FBO CAROL M MACK 7190 BERGMAN RD SAUK CITY WI 53583-9714	1,391.251	8.30%
	ALLIANZGI GLOBAL MANAGED VOLATILITY C	RUTH R MEYERS 3829 SUNNY WOOD DR DE FOREST WI 53532-2878	1,012.750	6.04%
	ALLIANZGI GLOBAL MANAGED VOLATILITY D
b	ALLIANZGI GLOBAL MANAGED VOLATILITY D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	22,620.133	92.88%
	ALLIANZGI GLOBAL MANAGED VOLATILITY P
a	ALLIANZGI GLOBAL MANAGED VOLATILITY P	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	831.020	100.00%
	ALLIANZGI GLOBAL MEGATRENDS FUND A
a	ALLIANZGI GLOBAL MEGATRENDS FUND A	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	666.667	100.00%
	ALLIANZGI GLOBAL MEGATRENDS FUND INSTL
a	ALLIANZGI GLOBAL MEGATRENDS FUND INSTL	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	200,000.000	100.00%
	ALLIANZGI GLOBAL MEGATRENDS FUND P
a	ALLIANZGI GLOBAL MEGATRENDS FUND P	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	666.667	100.00%
	ALLIANZGI GLOBAL SUSTAINABILITY FD I
a	ALLIANZGI GLOBAL SUSTAINABILITY FD I	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	200,000.000	100.00%
	ALLIANZGI GLOBAL SUSTAINABILITY FUND A
a	ALLIANZGI GLOBAL SUSTAINABILITY FUND A	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	666.667	100.00%
	ALLIANZGI GLOBAL SUSTAINABILITY FUND P
a	ALLIANZGI GLOBAL SUSTAINABILITY FUND P	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	666.667	100.00%
	ALLIANZGI GLOBAL WATER A
b	ALLIANZGI GLOBAL WATER A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	530,656.827	5.00%

b	ALLIANZGI GLOBAL WATER A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	751,232.193	7.08%
b	ALLIANZGI GLOBAL WATER A	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	740,357.285	6.98%
b	ALLIANZGI GLOBAL WATER A	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	1,278,424.534	12.05%
b	ALLIANZGI GLOBAL WATER A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,725,144.463	25.69%
b	ALLIANZGI GLOBAL WATER A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	2,383,384.679	22.47%
	ALLIANZGI GLOBAL WATER C
b	ALLIANZGI GLOBAL WATER C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	373,108.150	6.06%
b	ALLIANZGI GLOBAL WATER C	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	325,522.411	5.29%
b	ALLIANZGI GLOBAL WATER C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	317,202.046	5.15%
b	ALLIANZGI GLOBAL WATER C	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	544,938.268	8.86%
b	ALLIANZGI GLOBAL WATER C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,587,442.617	42.05%
b	ALLIANZGI GLOBAL WATER C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	1,093,338.788	17.77%
	ALLIANZGI GLOBAL WATER D
b	ALLIANZGI GLOBAL WATER D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	791,431.448	41.41%
b	ALLIANZGI GLOBAL WATER D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	778,594.803	40.73%
	ALLIANZGI GLOBAL WATER INST
b	ALLIANZGI GLOBAL WATER INST	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	165,400.736	7.48%
b	ALLIANZGI GLOBAL WATER INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,604,056.223	72.59%
b	ALLIANZGI GLOBAL WATER INST	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	336,877.928	15.24%
	ALLIANZGI GLOBAL WATER P
b	ALLIANZGI GLOBAL WATER P	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	1,494,570.375	22.40%
b	ALLIANZGI GLOBAL WATER P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OFITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3,590,802.760	53.81%
b	ALLIANZGI GLOBAL WATER P	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	899,163.898	13.47%
	ALLIANZGI HIGH YIELD BOND A
b	ALLIANZGI HIGH YIELD BOND A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	546,136.700	12.96%
b	ALLIANZGI HIGH YIELD BOND A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	229,874.176	5.45%
b	ALLIANZGI HIGH YIELD BOND A	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	479,845.353	11.38%
b	ALLIANZGI HIGH YIELD BOND A	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	513,642.136	12.18%
b	ALLIANZGI HIGH YIELD BOND A	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	269,586.441	6.40%
b	ALLIANZGI HIGH YIELD BOND A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	233,013.008	5.53%
b	ALLIANZGI HIGH YIELD BOND A	MORGAN STANLEY &CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FL JERSEY CITY NJ 07311	389,145.158	9.23%
	ALLIANZGI HIGH YIELD BOND ADMIN
b	ALLIANZGI HIGH YIELD BOND ADMIN	RELIANCE TRUST COMPANY CUSTODIAN FBO INSPERITY 401K PLAN PO BOX 48529 ATLANTA GA 30362-1529	3,549,755.499	95.02%
	ALLIANZGI HIGH YIELD BOND C
b	ALLIANZGI HIGH YIELD BOND C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	138,533.839	6.27%
b	ALLIANZGI HIGH YIELD BOND C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	230,402.430	10.43%
b	ALLIANZGI HIGH YIELD BOND C	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	211,971.237	9.60%
b	ALLIANZGI HIGH YIELD BOND C	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	141,551.220	6.41%
b	ALLIANZGI HIGH YIELD BOND C	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	200,306.647	9.07%
b	ALLIANZGI HIGH YIELD BOND C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	343,014.323	15.53%
b	ALLIANZGI HIGH YIELD BOND C	MORGAN STANLEY &CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FL JERSEY CITY NJ 07311	460,686.292	20.85%
	ALLIANZGI HIGH YIELD BOND D
b	ALLIANZGI HIGH YIELD BOND D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	2,789,043.992	70.88%
b	ALLIANZGI HIGH YIELD BOND D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	526,293.160	13.38%
	ALLIANZGI HIGH YIELD BOND INST
b	ALLIANZGI HIGH YIELD BOND INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	3,029,272.389	15.49%
b	ALLIANZGI HIGH YIELD BOND INST	WELLS FARGO BANK NA FBO MDU MASTER TR HIGH YIELD BOND 12062060 PO BOX 1533 MINNEAPOLIS MN 55480-1533	1,266,175.442	6.48%
b	ALLIANZGI HIGH YIELD BOND INST	NATIONAL FINANCIAL SERVICES FOR EXCLUSIVE BEN OF OUR CUSTOMERS 499 WASHINGTON BLVD MAIL ZONE NJ4C JERSEY CITY NJ 07310-2010	10,472,964.591	53.57%
	ALLIANZGI HIGH YIELD BOND P
b	ALLIANZGI HIGH YIELD BOND P	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	1,076,013.713	13.05%
b	ALLIANZGI HIGH YIELD BOND P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OFITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	851,422.569	10.32%
b	ALLIANZGI HIGH YIELD BOND P	MORGAN STANLEY &CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FL JERSEY CITY NJ 07311	6,216,681.203	75.39%
	ALLIANZGI HIGH YIELD BOND R
b	ALLIANZGI HIGH YIELD BOND R	MLPF & S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	80,005.265	27.39%

b	ALLIANZGI HIGH YIELD BOND R	MG TRUST COMPANY CUST. FBO WORLD RESOURCES INSTITUTE PENSION P717 17TH STREET SUITE 1300 DENVER CO 80202-3304	126,053.697	43.15%
b	ALLIANZGI HIGH YIELD BOND R	MID ATLANTIC TR CO FBO CARL BELT INC 2011-2020 MODERATE MAP-R FUND 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	24,483.688	8.38%
b	ALLIANZGI HIGH YIELD BOND R	MID ATLANTIC TR CO FBO CARL BELT INC 2021-2030 MODERATE MAP-R FUND 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	27,588.127	9.44%
	ALLIANZGI INTERNATIONAL GROWTH FUND A
a	ALLIANZGI INTERNATIONAL GROWTH FUND A	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	666.667	100.00%
	ALLIANZGI INTERNATIONAL GROWTH INSTL
a	ALLIANZGI INTERNATIONAL GROWTH INSTL	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	200,000.000	100.00%
	ALLIANZGI INTERNATIONAL SMALL-CAP A
b	ALLIANZGI INTERNATIONAL SMALL-CAP A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	115,749.826	67.99%
	ALLIANZGI INTERNATIONAL SMALL-CAP C
b	ALLIANZGI INTERNATIONAL SMALL-CAP C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	2,553.360	7.35%
b	ALLIANZGI INTERNATIONAL SMALL-CAP C	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	2,632.593	7.58%
b	ALLIANZGI INTERNATIONAL SMALL-CAP C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3,591.658	10.35%
b	ALLIANZGI INTERNATIONAL SMALL-CAP C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	5,199.075	14.98%
b	ALLIANZGI INTERNATIONAL SMALL-CAP C	ATTN NPIO TRADE DESK DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	11,988.919	34.53%
	ALLIANZGI INTERNATIONAL SMALL-CAP D
b	ALLIANZGI INTERNATIONAL SMALL-CAP D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	21,864.441	38.54%
b	ALLIANZGI INTERNATIONAL SMALL-CAP D	AMERITRADE INC FEBO OUR CLIENT PO BOX 2226 OMAHA NE 68103-2226	31,435.334	55.41%
	ALLIANZGI INTERNATIONAL SMALL-CAP R
b	ALLIANZGI INTERNATIONAL SMALL-CAP R	ATTN NPIO TRADE DESK DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	1,959.771	81.07%
	ALLIANZGI INTERNATIONAL SMALL-CAP R	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	457.737	18.93%
	ALLIANZGI INTL SMALL-CAP INST
b	ALLIANZGI INTL SMALL-CAP INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	706,556.288	44.71%
	ALLIANZGI INTL SMALL-CAP INST	STATE STREET AS CUSTODIAN FOR SOUTHDAKOTA COLLEGEACCESS 529 PLAN DIVERSIFIED EQUITY P52D ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	110,779.422	7.01%
	ALLIANZGI INTL SMALL-CAP INST	STATE STREET AS CUSTODIAN FOR SOUTHDAKOTA COLLEGEACESS 529 PLAN AGE-BASED PORTFOLIO 11-14 P51D ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	118,828.671	7.52%
	ALLIANZGI INTL SMALL-CAP INST	STATE STREET AS CUSTODIAN FOR SOUTHDAKOTA COLLEGEACCESS 529 PLAN AGE-BASED PORTFOLIO 7-10 P51B ATTN STATE STREET TRUST OPERATIONS 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	103,484.616	6.55%
	ALLIANZGI INTL SMALL-CAP INST	TAYNIK & CO C/O INVESTORS BANK & TRUST 200 CLARENDON ST FCG 124 BOSTON MA 02116-5097	92,568.283	5.86%
	ALLIANZGI INTL SMALL-CAP P
b	ALLIANZGI INTL SMALL-CAP P	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	394,764.933	44.02%
b	ALLIANZGI INTL SMALL-CAP P	NATIONAL FINANCIAL SERVICES FOR EXCLUSIVE BENEFIT OF OUR CUSTOM499 WASHINGTON BLVD MAIL ZONE NJ4C JERSEY CITY NJ 07310-2010	248,288.007	27.68%
	ALLIANZGI INTL SMALL-CAP P	ELIZABETH C CONSIDINE TR TERRY CONSIDINE CARBONDALE CORP RET TRUST 4582 S ULSTER ST STE 310 DENVER CO 80237-2634	91,339.875	10.18%
	ALLIANZGI MICRO CAP A
b	ALLIANZGI MICRO CAP A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	88,248.394	23.47%
b	ALLIANZGI MICRO CAP A	LPL FINANCIAL FBO COSTUMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO CA 92150-9046	175,987.579	46.81%
b	ALLIANZGI MICRO CAP A	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	46,172.013	12.28%
	ALLIANZGI MICRO CAP INST
b	ALLIANZGI MICRO CAP INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,196,481.957	53.89%
b	ALLIANZGI MICRO CAP INST	NEW YORK LIFE TRUST CO CLIENT ACCT 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	459,611.289	20.70%
b	ALLIANZGI MICRO CAP INST	MERCER TRUST COMPANY TTEE FBO HD SUPPLY 401 K RETIREMENT PLAN 1 INVESTORS WAY MSC N-1-D NORWOOD MA 02062-1599	323,929.468	14.59%
	ALLIANZGI MICRO CAP P
b	ALLIANZGI MICRO CAP P	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	54,634.663	42.14%
b	ALLIANZGI MICRO CAP P	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	27,461.498	21.18%
b	ALLIANZGI MICRO CAP P	LPL FBO LPL CUSTOMERS ATTN: MUTUAL FUND OPERATIONS 1 BEACON ST FL 22 BOSTON MA 02108-3106	43,867.836	33.83%
	ALLIANZGI MULTI-ASSET REAL RETURN A
b	ALLIANZGI MULTI-ASSET REAL RETURN A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	5,615.082	58.00%
	ALLIANZGI MULTI-ASSET REAL RETURN A	SSB&T CUST IRA FBO JANET L FAETH 2479 235TH ST FORT MADISON IA 52627-9522	564.107	5.83%
	ALLIANZGI MULTI-ASSET REAL RETURN A	SSB&T CUST ROTH IRA FBO JANET L FAETH 2479 235TH ST FORT MADISON IA 52627-9522	695.227	7.18%
	ALLIANZGI MULTI-ASSET REAL RETURN A	SSB&T CUST ROTH IRA FBO ALBERT L RIDGEWAY 317 ORCHARD WALK CANTON GA 30114-6512	491.452	5.08%
	ALLIANZGI MULTI-ASSET REAL RETURN A	SSB&T CUST IRA FBO RICHARD D ESTABROOK 58 LIME KILN RD BUTTE MT 59701-9778	756.114	7.81%
	ALLIANZGI MULTI-ASSET REAL RETURN A	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	688.904	7.12%
	ALLIANZGI MULTI-ASSET REAL RETURN C
b	ALLIANZGI MULTI-ASSET REAL RETURN C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	6,241.600	72.36%
	ALLIANZGI MULTI-ASSET REAL RETURN C	OPPENHEIMER & CO INC CUST FBO RUTH L GIOVACCHINI IRA 73 ARROWHEAD DR CARSON CITY NV 89706-0131	853.791	9.90%
	ALLIANZGI MULTI-ASSET REAL RETURN C	WALTER R HOOPER 5100 N GOLDER AVE ODESSA TX 79764-4059	494.797	5.74%

	ALLIANZGI MULTI-ASSET REAL RETURN C	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	682.802	7.92%
	ALLIANZGI MULTI-ASSET REAL RETURN D
b	ALLIANZGI MULTI-ASSET REAL RETURN D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	157.104	9.65%
	ALLIANZGI MULTI-ASSET REAL RETURN D	SSB&T CUST IRA CUST FOR THE ROLLOVER IRA OF ROBIN MALLARY KELZ 106 BARRINGER CT WEST ORANGE NJ 07052-3016	594.422	36.52%
b	ALLIANZGI MULTI-ASSET REAL RETURN D	CAPITAL ONE INVESTING, LLC —OMNIBUS ACCOUNT— 83 S KING ST STE 700 SEATTLE WA 98104-2851	176.011	10.81%
a	ALLIANZGI MULTI-ASSET REAL RETURN D	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	685.651	42.12%
	ALLIANZGI MULTI-ASSET REAL RETURN I
b	ALLIANZGI MULTI-ASSET REAL RETURN I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	51,633.137	13.02%
a	ALLIANZGI MULTI-ASSET REAL RETURN I	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	344,929.970	86.98%
	ALLIANZGI MULTI-ASSET REAL RETURN P
a	ALLIANZGI MULTI-ASSET REAL RETURN P	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	687.965	100.00%
	ALLIANZGI NFJ EMERGING MARKETS VALUE A
b	ALLIANZGI NFJ EMERGING MARKETS VALUE A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	481.720	5.03%
b	ALLIANZGI NFJ EMERGING MARKETS VALUE A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	1,648.827	17.22%
b	ALLIANZGI NFJ EMERGING MARKETS VALUE A	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	706.714	7.38%
b	ALLIANZGI NFJ EMERGING MARKETS VALUE A	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	2,983.441	31.15%
	ALLIANZGI NFJ EMERGING MARKETS VALUE A	EDWARD D JONES & CO CUST FBO MICHAEL CHAD PARSONS RTH 3824 W BIDDISON ST FORT WORTH TX 76109-2707	1,052.230	10.99%
b	ALLIANZGI NFJ EMERGING MARKETS VALUE A	JP MORGAN CLEARING CORP OMINIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	1,290.141	13.47%
	ALLIANZGI NFJ EMERGING MARKETS VALUE A	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	723.813	7.56%
	ALLIANZGI NFJ EMERGING MARKETS VALUE C
b	ALLIANZGI NFJ EMERGING MARKETS VALUE C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	973.612	20.79%
b	ALLIANZGI NFJ EMERGING MARKETS VALUE C	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	1,761.343	37.60%
b	ALLIANZGI NFJ EMERGING MARKETS VALUE C	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # STREET-P08 MINNEAPOLIS MN 55402-4413	1,024.966	21.88%
	ALLIANZGI NFJ EMERGING MARKETS VALUE C	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	713.798	15.24%
	ALLIANZGI NFJ EMERGING MARKETS VALUE D
b	ALLIANZGI NFJ EMERGING MARKETS VALUE D	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	68,221.023	84.32%
b	ALLIANZGI NFJ EMERGING MARKETS VALUE D	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	5,453.941	6.74%
	ALLIANZGI NFJ EMERGING MARKETS VALUE P
a	ALLIANZGI NFJ EMERGING MARKETS VALUE P	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	720.872	100.00%
	ALLIANZGI NFJ EMERGING MKT VALUE INST
b	ALLIANZGI NFJ EMERGING MKT VALUE INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	241,684.699	52.63%
a	ALLIANZGI NFJ EMERGING MKT VALUE INST	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	216,525.996	47.15%
	ALLIANZGI NFJ GLBL DIVIDEND VALUE INST
b	ALLIANZGI NFJ GLBL DIVIDEND VALUE INST	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	69,123.200	8.98%
b	ALLIANZGI NFJ GLBL DIVIDEND VALUE INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	378,195.331	49.15%
b	ALLIANZGI NFJ GLBL DIVIDEND VALUE INST	STATE STREET BANK & TRUST CO CUST FOR MI 529 ADVISOR PLAN AGE-BASED PORTFOLIO 1 P75A 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	98,542.102	12.81%
	ALLIANZGI NFJ GLOBAL DIVIDEND VALUE A
b	ALLIANZGI NFJ GLOBAL DIVIDEND VALUE A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	38,755.216	6.38%
b	ALLIANZGI NFJ GLOBAL DIVIDEND VALUE A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	62,778.093	10.33%
b	ALLIANZGI NFJ GLOBAL DIVIDEND VALUE A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	31,338.245	5.16%
b	ALLIANZGI NFJ GLOBAL DIVIDEND VALUE A	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	46,317.674	7.62%
b	ALLIANZGI NFJ GLOBAL DIVIDEND VALUE A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	333,853.987	54.93%
	ALLIANZGI NFJ GLOBAL DIVIDEND VALUE C
b	ALLIANZGI NFJ GLOBAL DIVIDEND VALUE C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	23,032.372	7.76%
b	ALLIANZGI NFJ GLOBAL DIVIDEND VALUE C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	22,250.215	7.50%
b	ALLIANZGI NFJ GLOBAL DIVIDEND VALUE C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	24,037.128	8.10%
b	ALLIANZGI NFJ GLOBAL DIVIDEND VALUE C	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	16,451.396	5.54%
b	ALLIANZGI NFJ GLOBAL DIVIDEND VALUE C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	46,323.524	15.61%
b	ALLIANZGI NFJ GLOBAL DIVIDEND VALUE C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	69,817.453	23.52%
	ALLIANZGI NFJ GLOBAL DIVIDEND VALUE D
b	ALLIANZGI NFJ GLOBAL DIVIDEND VALUE D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	164,353.518	89.22%
b	ALLIANZGI NFJ GLOBAL DIVIDEND VALUE D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	10,962.776	5.95%
	ALLIANZGI NFJ GLOBAL DIVIDEND VALUE P
b	ALLIANZGI NFJ GLOBAL DIVIDEND VALUE P	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	18,290.796	20.36%

b	ALLIANZGI NFJ GLOBAL DIVIDEND VALUE P	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	59,717.684	66.48%
b	ALLIANZGI NFJ GLOBAL DIVIDEND VALUE P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OFITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6,426.825	7.15%
	ALLIANZGI NFJ INTERNATIONAL VALUE II A
b	ALLIANZGI NFJ INTERNATIONAL VALUE II A	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	7,414.297	80.05%
	ALLIANZGI NFJ INTERNATIONAL VALUE II A	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	741.038	8.00%
	ALLIANZGI NFJ INTERNATIONAL VALUE II C
b	ALLIANZGI NFJ INTERNATIONAL VALUE II C	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	1,792.218	20.65%
b	ALLIANZGI NFJ INTERNATIONAL VALUE II C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	2,703.775	31.16%
b	ALLIANZGI NFJ INTERNATIONAL VALUE II C	STIFEL NICHOLAUS & CO INC EXCLUSIVE BENEFIT OF CUTOMERS 501 N BROADWAY EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2131	1,542.173	17.77%
b	ALLIANZGI NFJ INTERNATIONAL VALUE II C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	1,909.235	22.00%
	ALLIANZGI NFJ INTERNATIONAL VALUE II C	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	729.997	8.41%
	ALLIANZGI NFJ INTERNATIONAL VALUE II D
a	ALLIANZGI NFJ INTERNATIONAL VALUE II D	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	739.920	96.34%
	ALLIANZGI NFJ INTERNATIONAL VALUE II P
b	ALLIANZGI NFJ INTERNATIONAL VALUE II P	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	23,217.340	83.74%
b	ALLIANZGI NFJ INTERNATIONAL VALUE II P	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	3,762.668	13.57%
	ALLIANZGI NFJ INTL SMALL-CAP VAL INST
b	ALLIANZGI NFJ INTL SMALL-CAP VAL INST	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	38,189.401	9.19%
b	ALLIANZGI NFJ INTL SMALL-CAP VAL INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	104,945.402	25.25%
a	ALLIANZGI NFJ INTL SMALL-CAP VAL INST	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	235,588.596	56.69%
	ALLIANZGI NFJ INTL SMALL-CAP VALUE A
b	ALLIANZGI NFJ INTL SMALL-CAP VALUE A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	8,201.325	6.09%
b	ALLIANZGI NFJ INTL SMALL-CAP VALUE A	LPL FINANCIAL FBO: CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS P O BOX 509046 SAN DIEGO CA 92150-9046	43,952.353	32.61%
	ALLIANZGI NFJ INTL SMALL-CAP VALUE A	CITY NATIONAL BANK A/C # 200097202 FBO WGA ASSURANCE TRUST/ AT SURPLUS555 S FLOWER ST STE 1000 LOS ANGELES CA 90071-2429	69,444.769	51.53%
	ALLIANZGI NFJ INTL SMALL-CAP VALUE C
b	ALLIANZGI NFJ INTL SMALL-CAP VALUE C	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # STREET-P08 MINNEAPOLIS MN 55402-4413	65,060.971	93.42%
	ALLIANZGI NFJ INTL SMALL-CAP VALUE D
b	ALLIANZGI NFJ INTL SMALL-CAP VALUE D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	33,997.784	47.39%
b	ALLIANZGI NFJ INTL SMALL-CAP VALUE D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	32,118.706	44.77%
	ALLIANZGI NFJ INTL SMALL-CAP VALUE P
b	ALLIANZGI NFJ INTL SMALL-CAP VALUE P	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	390.345	21.33%
a	ALLIANZGI NFJ INTL SMALL-CAP VALUE P	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	786.256	42.97%
b	ALLIANZGI NFJ INTL SMALL-CAP VALUE P	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO CA 92150-9046	653.273	35.70%
	ALLIANZGI NFJ INTL VALUE II INST
b	ALLIANZGI NFJ INTL VALUE II INST	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	2,228,075.536	98.32%
	ALLIANZGI RETIREMENT 2015 A
b	ALLIANZGI RETIREMENT 2015 A	TAYNIK & CO C/O STATE STREET BANK &TRUST CO 1200 CROWN COLONY DR CC103 QUINCY MA 02169-0938	94,842.454	15.58%
b	ALLIANZGI RETIREMENT 2015 A	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	207,066.569	34.01%
b	ALLIANZGI RETIREMENT 2015 A	STATE STREET BANK TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	75,601.754	12.42%
b	ALLIANZGI RETIREMENT 2015 A	WELLS FARGO FBO VARIOUS RETIREMENT PLANS 9888888836 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	101,692.461	16.70%
	ALLIANZGI RETIREMENT 2015 ADMIN
b	ALLIANZGI RETIREMENT 2015 ADMIN	AMERICAN UNITED LIFE INSURANCE CO UNIT INVESTMENT TRUST SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	14,101.685	72.68%
b	ALLIANZGI RETIREMENT 2015 ADMIN	AMERICAN UNITED LIFE INSURANCE CO SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	5,299.696	27.32%
	ALLIANZGI RETIREMENT 2015 C
b	ALLIANZGI RETIREMENT 2015 C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	3,250.856	6.30%
b	ALLIANZGI RETIREMENT 2015 C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	4,798.815	9.30%
b	ALLIANZGI RETIREMENT 2015 C	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	24,697.917	47.86%
	ALLIANZGI RETIREMENT 2015 C	SSB&T CUST SIMPLE IRA WEST FINANCIAL FBO W ALAN KING 3304 PERRINS CHASE VIRGINIA BCH VA 23452-6258	4,700.022	9.11%
	ALLIANZGI RETIREMENT 2015 D
b	ALLIANZGI RETIREMENT 2015 D	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	255.851	6.56%
b	ALLIANZGI RETIREMENT 2015 D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	732.987	18.79%
b	ALLIANZGI RETIREMENT 2015 D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,837.710	47.12%
	ALLIANZGI RETIREMENT 2015 D	SSB&T CUST ROTH IRA FBO NANCY ANDERSON WELTY 138 GRIST MILL RD SCHUYKL HAVN PA 17972-8523	604.183	15.49%
b	ALLIANZGI RETIREMENT 2015 D	TD AMERITRADE FBO 9950065291 PO BOX 2226 OMAHA NE 68103-2226	439.954	11.28%

	ALLIANZGI RETIREMENT 2015 P
b	ALLIANZGI RETIREMENT 2015 P	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	269,470.801	48.96%
	ALLIANZGI RETIREMENT 2015 P	FIIOC FBO J SMITH LANIER & CO -14873 ATTN TIM MCCLANAHAN 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	116,605.732	21.18%
	ALLIANZGI RETIREMENT 2015 P	FIIOC FBO SMC CORPORATION OF AMERICA 19456 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	135,479.426	24.61%
	ALLIANZGI RETIREMENT 2015 P	FIIOC FBO ENGINEERING SPECIALIST INC PLAN 79803 ATTN: TIM MCCLANAHAN 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	28,355.356	5.15%
	ALLIANZGI RETIREMENT 2015 R
b	ALLIANZGI RETIREMENT 2015 R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3,982.623	31.97%
b	ALLIANZGI RETIREMENT 2015 R	WILMINGTON TR RISC TTEE FBO 3 DIMENSIONAL SERVICES GROUP 401K PO BOX 52129 PHOENIX AZ 85072-2129	8,476.129	68.03%
	ALLIANZGI RETIREMENT 2015 R6
b	ALLIANZGI RETIREMENT 2015 R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	64,057.550	9.28%
	ALLIANZGI RETIREMENT 2015 R6	RETIREMENT PLANS SERVICED BYMETLIFERELIANCE TRUST CO 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	383,064.585	55.52%
b	ALLIANZGI RETIREMENT 2015 R6	STATE STREET BANK TTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	74,686.982	10.82%
b	ALLIANZGI RETIREMENT 2015 R6	ASCENSUS TRUST COMPANY FBO GREENE ESPEL P.L.L.P. RETIREMENT SA210841 FRONTIER TRUST COMPANY PO BOX 10577 FARGO ND 58106-0577	38,620.536	5.60%
	ALLIANZGI RETIREMENT 2015 R6	ASCENSUS TRUST COMPANY FBO POWERS AND SONS, LLC 401(K) PLAN 25707 FRONTIER TRUST COMPANY PO BOX 10577 FARGO ND 58106-0577	64,107.654	9.29%
	ALLIANZGI RETIREMENT 2015 R6	WTRISC AS TTE FBO HURLEY BURISH & STANTON SC 401K PS PL PO BOX 52129 PHOENIX AZ 85072-2129	39,150.831	5.67%
	ALLIANZGI RETIREMENT 2020 A
b	ALLIANZGI RETIREMENT 2020 A	TAYNIK & CO C/O STATE STREET BANK &TRUST CO 1200 CROWN COLONY DR CC103 QUINCY MA 02169-0938	650,994.620	36.66%
b	ALLIANZGI RETIREMENT 2020 A	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	498,658.359	28.08%
b	ALLIANZGI RETIREMENT 2020 A	WELLS FARGO FBO VARIOUS RETIREMENT PLANS 9888888836 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	348,857.151	19.65%
	ALLIANZGI RETIREMENT 2020 A	RELIANCE TRUST CO TTEE FBO ADP ACCESS LARGE MARKET 401(K) PLAN 1100 ABERNATHY RD ATLANTA GA 30328-5620	111,565.226	6.28%
	ALLIANZGI RETIREMENT 2020 ADMIN
b	ALLIANZGI RETIREMENT 2020 ADMIN	AMERICAN UNITED LIFE INSURANCE CO UNIT INVESTMENT TRUST SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	28,279.179	28.92%
b	ALLIANZGI RETIREMENT 2020 ADMIN	AMERICAN UNITED LIFE INSURANCE CO SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	60,566.413	61.93%
b	ALLIANZGI RETIREMENT 2020 ADMIN	RELIANCE TRUST COMPANY CUSTODIAN FBO ANESTHESIA CARE GROUP PC 401K PROFIT SHARING PLAN PO BOX 48529 ATLANTA GA 30362-1529	8,951.274	9.15%
	ALLIANZGI RETIREMENT 2020 C
b	ALLIANZGI RETIREMENT 2020 C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	3,226.787	16.13%
	ALLIANZGI RETIREMENT 2020 C	SSB&T CUST IRA FBO KELLY J HAMILTON 186 MAIN ST MEDFIELD MA 02052-1404	1,087.543	5.44%
	ALLIANZGI RETIREMENT 2020 C	SSB&T CUST SIMPLE IRA TETON ATHLETIC CLUB FBO CRAIG E BLUMENSHINE 519 PRAIRIE RD RIVERTON WY 82501-2223	1,058.388	5.29%
b	ALLIANZGI RETIREMENT 2020 C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	2,703.469	13.51%
	ALLIANZGI RETIREMENT 2020 C	HOWARD A MAYO JR TOD BENEFICIARIES ON FILE 1900 TROLLEY RD APT 310 YORK PA 17408-1016	1,020.182	5.10%
	ALLIANZGI RETIREMENT 2020 C	SSB&T CUST ROLLOVER IRA FBO DANIEL K MOYE 601 CONNECTICUT AVE SAINT CLOUD FL 34769-2734	1,791.855	8.96%
	ALLIANZGI RETIREMENT 2020 D
b	ALLIANZGI RETIREMENT 2020 D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	8,073.508	60.28%
b	ALLIANZGI RETIREMENT 2020 D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,314.563	9.82%
b	ALLIANZGI RETIREMENT 2020 D	ASCENSUS TRUST COMPANY FBO TS GRAY CONSTRUCTION 401K PLAN 21803 P.O. BOX 10758 FARGO ND 58106-0758	2,666.617	19.91%
	ALLIANZGI RETIREMENT 2020 P
b	ALLIANZGI RETIREMENT 2020 P	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	534,981.340	45.72%
	ALLIANZGI RETIREMENT 2020 P	FIIOC FBO J SMITH LANIER & CO -14873 ATTN TIM MCCLANAHAN 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	284,880.640	24.35%
	ALLIANZGI RETIREMENT 2020 P	FIIOC FBO SMC CORPORATION OF AMERICA 19456 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	298,158.273	25.48%
	ALLIANZGI RETIREMENT 2020 R
b	ALLIANZGI RETIREMENT 2020 R	WILMINGTON TR RISC TTEE FBO 3 DIMENSIONAL SERVICES GROUP 401K PO BOX 52129 PHOENIX AZ 85072-2129	55,863.159	99.43%
	ALLIANZGI RETIREMENT 2020 R6
b	ALLIANZGI RETIREMENT 2020 R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	69,185.518	25.52%
b	ALLIANZGI RETIREMENT 2020 R6	STATE STREET BANK TTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	29,184.849	10.76%
b	ALLIANZGI RETIREMENT 2020 R6	RELIANCE TRUST COMPANY CUSTODIAN FBO TENNESSEE ORTHOPAEDIC A 401K PLAN PO BOX 48529 ATLANTA GA 30362-1529	28,503.436	10.51%
b	ALLIANZGI RETIREMENT 2020 R6	ASCENSUS TRUST COMPANY FBO POWERS AND SONS, LLC 401(K) PLAN 25707 FRONTIER TRUST COMPANY PO BOX 10577 FARGO ND 58106-0577	83,422.417	30.77%
	ALLIANZGI RETIREMENT 2020 R6	WILMINGTON TRUST FIDUCIARY COMPANY AS TTEE FBO HURLEY BURISH & STANTON SC 401(K) PS PL PO BOX 52129 PHOENIX AZ 85072-2129	30,629.642	11.30%
	ALLIANZGI RETIREMENT 2025 A
b	ALLIANZGI RETIREMENT 2025 A	TAYNIK & CO C/O STATE STREET BANK &TRUST CO 1200 CROWN COLONY DR CC103 QUINCY MA 02169-0938	315,636.074	17.03%
b	ALLIANZGI RETIREMENT 2025 A	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	582,274.150	31.41%
b	ALLIANZGI RETIREMENT 2025 A	STATE STREET BANK TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	117,608.910	6.34%
b	ALLIANZGI RETIREMENT 2025 A	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 9888888836 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	581,013.768	31.34%
b	ALLIANZGI RETIREMENT 2025 A	ASCENSUS TR CO FBO HORIZON MEDICAL GROUP PC 401K PS 216588 P O BOX 10758 FARGO ND 58106-0758	132,415.151	7.14%
	ALLIANZGI RETIREMENT 2025 ADMIN

b	ALLIANZGI RETIREMENT 2025 ADMIN	AMERICAN UNITED LIFE INSURANCE CO UNIT INVESTMENT TRUST SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	6,800.948	8.55%
b	ALLIANZGI RETIREMENT 2025 ADMIN	AMERICAN UNITED LIFE INSURANCE CO SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	72,762.006	91.44%
	ALLIANZGI RETIREMENT 2025 P
b	ALLIANZGI RETIREMENT 2025 P	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	947,771.140	52.95%
	ALLIANZGI RETIREMENT 2025 P	FIIOC FBO J SMITH LANIER & CO -14873 ATTN TIM MCCLANAHAN 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	161,224.434	9.01%
	ALLIANZGI RETIREMENT 2025 P	FIIOC FBO SMC CORPORATION OF AMERICA 19456 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	624,657.217	34.90%
	ALLIANZGI RETIREMENT 2025 R
b	ALLIANZGI RETIREMENT 2025 R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	10,695.314	15.21%
b	ALLIANZGI RETIREMENT 2025 R	WILMINGTON TR RISC TTEE FBO 3 DIMENSIONAL SERVICES GROUP 401K PO BOX 52129 PHOENIX AZ 85072-2129	59,059.666	83.99%
	ALLIANZGI RETIREMENT 2025 R6
b	ALLIANZGI RETIREMENT 2025 R6	STATE STREET BANK TTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	116,105.085	36.52%
b	ALLIANZGI RETIREMENT 2025 R6	ASCENSUS TRUST COMPANY FBO GREENE ESPEL P.L.L.P. RETIREMENT SA210841 FRONTIER TRUST COMPANY PO BOX 10577 FARGO ND 58106-0577	29,530.215	9.29%
b	ALLIANZGI RETIREMENT 2025 R6	RELIANCE TRUST COMPANY CUSTODIAN FBO TENNESSEE ORTHOPAEDIC A 401K PLAN PO BOX 48529 ATLANTA GA 30362-1529	46,045.962	14.49%
b	ALLIANZGI RETIREMENT 2025 R6	ASCENSUS TRUST COMPANY FBO POWERS AND SONS, LLC 401(K) PLAN 25707 FRONTIER TRUST COMPANY PO BOX 10577 FARGO ND 58106-0577	77,600.334	24.41%
b	ALLIANZGI RETIREMENT 2025 R6	MG TRUST COMPANY CUST FBO SMITH & GESTELAND CERTIFIED PUBLIC 717 17TH ST STE 1300 DENVER CO 80202-3304	19,584.172	6.16%
	ALLIANZGI RETIREMENT 2025 R6	WILMINGTON TRUST FIDUCIARY COMPANY AS TTEE FBO HURLEY BURISH & STANTON SC 401(K) PS PL PO BOX 52129 PHOENIX AZ 85072-2129	26,766.212	8.42%
	ALLIANZGI RETIREMENT 2030 A
b	ALLIANZGI RETIREMENT 2030 A	TAYNIK & CO C/O STATE STREET BANK &TRUST CO 1200 CROWN COLONY DR CC103 QUINCY MA 02169-0938	311,708.529	25.05%
b	ALLIANZGI RETIREMENT 2030 A	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	369,547.193	29.70%
b	ALLIANZGI RETIREMENT 2030 A	WELLS FARGO FBO VARIOUS RETIREMENT PLANS 9888888836 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	365,204.896	29.35%
b	ALLIANZGI RETIREMENT 2030 A	ASCENSUS TR CO FBO HORIZON MEDICAL GROUP PC 401K PS 216588 P O BOX 10758 FARGO ND 58106-0758	76,863.751	6.18%
	ALLIANZGI RETIREMENT 2030 ADMIN
b	ALLIANZGI RETIREMENT 2030 ADMIN	AMERICAN UNITED LIFE INSURANCE CO UNIT INVESTMENT TRUST SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	10,656.233	12.85%
b	ALLIANZGI RETIREMENT 2030 ADMIN	AMERICAN UNITED LIFE INSURANCE CO SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	72,272.536	87.15%
	ALLIANZGI RETIREMENT 2030 C
b	ALLIANZGI RETIREMENT 2030 C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	2,516.703	7.42%
b	ALLIANZGI RETIREMENT 2030 C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	3,246.202	9.57%
b	ALLIANZGI RETIREMENT 2030 C	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	1,789.536	5.28%
	ALLIANZGI RETIREMENT 2030 C	SSB&T CUST SIMPLE IRA MAPLEVIEW ANIMAL CLINIC FBO ROBERT J KRAPFL 13652 LARIMORE AVE OMAHA NE 68164-6129	9,939.188	29.30%
	ALLIANZGI RETIREMENT 2030 D
b	ALLIANZGI RETIREMENT 2030 D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	4,830.467	16.39%
b	ALLIANZGI RETIREMENT 2030 D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	2,806.814	9.52%
b	ALLIANZGI RETIREMENT 2030 D	AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	4,309.101	14.62%
b	ALLIANZGI RETIREMENT 2030 D	ASCENSUS TRUST COMPANY FBO PECK SMILEY ETTLIN ARCHITECTS, INC.216771 P.O. BOX 10758 FARGO ND 58106-0758	5,205.615	17.66%
b	ALLIANZGI RETIREMENT 2030 D	ASCENSUS TRUST COMPANY FBO TS GRAY CONSTRUCTION 401K PLAN 21803 P.O. BOX 10758 FARGO ND 58106-0758	10,389.298	35.24%
	ALLIANZGI RETIREMENT 2030 P
b	ALLIANZGI RETIREMENT 2030 P	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	791,652.998	55.04%
	ALLIANZGI RETIREMENT 2030 P	FIIOC FBO J SMITH LANIER & CO -14873 ATTN TIM MCCLANAHAN 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	172,225.331	11.97%
	ALLIANZGI RETIREMENT 2030 P	FIIOC FBO SMC CORPORATION OF AMERICA 19456 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	387,764.678	26.96%
	ALLIANZGI RETIREMENT 2030 P	FIIOC FBO ENGINEERING SPECIALIST INC PLAN 79803 ATTN: TIM MCCLANAHAN 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	78,249.603	5.44%
	ALLIANZGI RETIREMENT 2030 R
b	ALLIANZGI RETIREMENT 2030 R	MLPF & S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	19,031.198	26.08%
b	ALLIANZGI RETIREMENT 2030 R	WILMINGTON TR RISC TTEE FBO 3 DIMENSIONAL SERVICES GROUP 401K PO BOX 52129 PHOENIX AZ 85072-2129	50,947.069	69.81%
	ALLIANZGI RETIREMENT 2030 R6
b	ALLIANZGI RETIREMENT 2030 R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	199,874.307	44.50%
b	ALLIANZGI RETIREMENT 2030 R6	STATE STREET BANK TTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	57,526.930	12.81%
b	ALLIANZGI RETIREMENT 2030 R6	RELIANCE TRUST COMPANY CUSTODIAN FBO TENNESSEE ORTHOPAEDIC A 401K PLAN PO BOX 48529 ATLANTA GA 30362-1529	39,922.428	8.89%
b	ALLIANZGI RETIREMENT 2030 R6	ASCENSUS TRUST COMPANY FBO POWERS AND SONS, LLC 401(K) PLAN 25707 FRONTIER TRUST COMPANY PO BOX 10577 FARGO ND 58106-0577	48,372.108	10.77%
b	ALLIANZGI RETIREMENT 2030 R6	MID ATLANTIC TRUST COMPANY FBO HAWTHORNE RESIDENTIAL PARTNERS 401(K) PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	23,833.321	5.31%
	ALLIANZGI RETIREMENT 2030 R6	ING NATIONAL TRUST 1 ORANGE WAY WINDSOR CT 06095-4773	23,323.983	5.19%
	ALLIANZGI RETIREMENT 2035 A
b	ALLIANZGI RETIREMENT 2035 A	TAYNIK & CO C/O STATE STREET BANK &TRUST CO 1200 CROWN COLONY DR CC103 QUINCY MA 02169-0938	197,672.782	17.56%
b	ALLIANZGI RETIREMENT 2035 A	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	419,955.681	37.30%
b	ALLIANZGI RETIREMENT 2035 A	STATE STREET BANK TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	97,752.102	8.68%

b	ALLIANZGI RETIREMENT 2035 A	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 9888888836 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	236,364.768	20.99%
b	ALLIANZGI RETIREMENT 2035 A	ASCENSUS TR CO FBO HORIZON MEDICAL GROUP PC 401K PS 216588 P O BOX 10758 FARGO ND 58106-0758	60,437.836	5.37%
	ALLIANZGI RETIREMENT 2035 A	MG TR CO CUST FBO BRITT HUNT CO LLC RETIREM 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	71,539.223	6.35%
	ALLIANZGI RETIREMENT 2035 ADMIN
b	ALLIANZGI RETIREMENT 2035 ADMIN	AMERICAN UNITED LIFE INSURANCE CO UNIT INVESTMENT TRUST SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	12,684.984	27.83%
b	ALLIANZGI RETIREMENT 2035 ADMIN	AMERICAN UNITED LIFE INSURANCE CO SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	32,877.531	72.14%
	ALLIANZGI RETIREMENT 2035 P
b	ALLIANZGI RETIREMENT 2035 P	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	842,491.794	51.56%
	ALLIANZGI RETIREMENT 2035 P	FIIOC FBO J SMITH LANIER & CO -14873 ATTN TIM MCCLANAHAN 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	163,425.722	10.00%
	ALLIANZGI RETIREMENT 2035 P	FIIOC FBO SMC CORPORATION OF AMERICA 19456 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	573,901.567	35.12%
	ALLIANZGI RETIREMENT 2035 R
b	ALLIANZGI RETIREMENT 2035 R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	25,105.485	29.12%
b	ALLIANZGI RETIREMENT 2035 R	WILMINGTON TR RISC TTEE FBO 3 DIMENSIONAL SERVICES GROUP 401K PO BOX 52129 PHOENIX AZ 85072-2129	59,898.963	69.48%
	ALLIANZGI RETIREMENT 2035 R6
b	ALLIANZGI RETIREMENT 2035 R6	STATE STREET BANK TTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	30,889.160	15.03%
b	ALLIANZGI RETIREMENT 2035 R6	RELIANCE TRUST COMPANY CUSTODIAN FBO TENNESSEE ORTHOPAEDIC A 401K PLAN PO BOX 48529 ATLANTA GA 30362-1529	31,203.496	15.18%
b	ALLIANZGI RETIREMENT 2035 R6	ASCENSUS TRUST COMPANY FBO POWERS AND SONS, LLC 401(K) PLAN 25707 FRONTIER TRUST COMPANY PO BOX 10577 FARGO ND 58106-0577	78,542.527	38.22%
	ALLIANZGI RETIREMENT 2035 R6	WILMINGTON TRUST FIDUCIARY COMPANY AS TTEE FBO HURLEY BURISH & STANTON SC 401(K) PS PL PO BOX 52129 PHOENIX AZ 85072-2129	57,195.281	27.83%
	ALLIANZGI RETIREMENT 2040 A
b	ALLIANZGI RETIREMENT 2040 A	TAYNIK & CO C/O STATE STREET BANK &TRUST CO 1200 CROWN COLONY DR CC103 QUINCY MA 02169-0938	167,093.145	21.72%
b	ALLIANZGI RETIREMENT 2040 A	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	305,668.487	39.73%
b	ALLIANZGI RETIREMENT 2040 A	WELLS FARGO FBO VARIOUS RETIREMENT PLANS 9888888836 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	190,723.929	24.79%
b	ALLIANZGI RETIREMENT 2040 A	ASCENSUS TR CO FBO HORIZON MEDICAL GROUP PC 401K PS 216588 P O BOX 10758 FARGO ND 58106-0758	39,562.391	5.14%
	ALLIANZGI RETIREMENT 2040 ADMIN
b	ALLIANZGI RETIREMENT 2040 ADMIN	AMERICAN UNITED LIFE INSURANCE CO UNIT INVESTMENT TRUST SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	10,127.063	47.81%
b	ALLIANZGI RETIREMENT 2040 ADMIN	AMERICAN UNITED LIFE INSURANCE CO SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	8,442.846	39.86%
b	ALLIANZGI RETIREMENT 2040 ADMIN	RELIANCE TRUST COMPANY CUSTODIAN FBO ANESTHESIA CARE GROUP PC 401K PROFIT SHARING PLAN PO BOX 48529 ATLANTA GA 30362-1529	2,595.203	12.25%
	ALLIANZGI RETIREMENT 2040 C
b	ALLIANZGI RETIREMENT 2040 C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	594.931	5.31%
b	ALLIANZGI RETIREMENT 2040 C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,728.260	15.44%
	ALLIANZGI RETIREMENT 2040 C	SSB&T CUST IRA FBO PAUL L LIPIARSKI 4419 ALDRICH AVE S MINNEAPOLIS MN 55419-4821	807.990	7.22%
	ALLIANZGI RETIREMENT 2040 C	TD AMERITRADE FBO D A WUERSCH & T GERING TR WUERSCH & GERING LLP SAVING & INCENTIVE PLAN FBO ANNAMARIA HACHMEISTER 644 AMSTERDAM AVE APT 5B NEW YORK NY 10025-7453	1,273.537	11.38%
	ALLIANZGI RETIREMENT 2040 C	SSB&T CUST SIMPLE IRA OAK GROVE LLC FBO DANIEL J BENDLAGE 1420 E COUNTY ROAD 2680 NIOTA IL 62358-2428	2,192.190	19.58%
	ALLIANZGI RETIREMENT 2040 C	SSB&T CUST ROLLOVER IRA FBO BRYAN J KUHLMAN 9500 ROAD F9 LEIPSIC OH 45856-9435	1,185.658	10.59%
b	ALLIANZGI RETIREMENT 2040 C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	668.322	5.97%
	ALLIANZGI RETIREMENT 2040 D
b	ALLIANZGI RETIREMENT 2040 D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	8,790.951	60.28%
b	ALLIANZGI RETIREMENT 2040 D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	3,596.138	24.66%
	ALLIANZGI RETIREMENT 2040 P
b	ALLIANZGI RETIREMENT 2040 P	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	491,057.433	61.95%
	ALLIANZGI RETIREMENT 2040 P	FIIOC FBO J SMITH LANIER & CO -14873 ATTN TIM MCCLANAHAN 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	64,449.249	8.13%
	ALLIANZGI RETIREMENT 2040 P	FIIOC FBO SMC CORPORATION OF AMERICA 19456 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	228,005.573	28.76%
	ALLIANZGI RETIREMENT 2040 R
b	ALLIANZGI RETIREMENT 2040 R	MLPF & S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7,281.527	12.61%
b	ALLIANZGI RETIREMENT 2040 R	WILMINGTON TR RISC TTEE FBO 3 DIMENSIONAL SERVICES GROUP 401K PO BOX 52129 PHOENIX AZ 85072-2129	49,828.359	86.31%
	ALLIANZGI RETIREMENT 2040 R6
b	ALLIANZGI RETIREMENT 2040 R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	215,828.393	50.56%
b	ALLIANZGI RETIREMENT 2040 R6	RELIANCE TRUST COMPANY CUSTODIAN FBO TENNESSEE ORTHOPAEDIC A 401K PLAN PO BOX 48529 ATLANTA GA 30362-1529	56,867.168	13.32%
b	ALLIANZGI RETIREMENT 2040 R6	ASCENSUS TRUST COMPANY FBO POWERS AND SONS, LLC 401(K) PLAN 25707 FRONTIER TRUST COMPANY PO BOX 10577 FARGO ND 58106-0577	32,609.677	7.64%
	ALLIANZGI RETIREMENT 2040 R6	WILMINGTON TRUST FIDUCIARY COMPANY AS TTEE FBO HURLEY BURISH & STANTON SC 401(K) PS PL PO BOX 52129 PHOENIX AZ 85072-2129	22,406.322	5.25%
b	ALLIANZGI RETIREMENT 2040 R6	ASCENSUS TRUST COMPANY FBO THE NEUROLOGY FOUNDATION IN 401(K) RET PLAN 214455 PO BOX 10758 FARGO ND 58106-0758	52,665.961	12.34%
	ALLIANZGI RETIREMENT 2045 A
b	ALLIANZGI RETIREMENT 2045 A	TAYNIK & CO C/O STATE STREET BANK &TRUST CO 1200 CROWN COLONY DR CC103 QUINCY MA 02169-0938	53,344.561	9.24%
b	ALLIANZGI RETIREMENT 2045 A	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	200,776.030	34.76%

	ALLIANZGI RETIREMENT 2045 A	AMERICAN UNITED INSURANCE CO CUST FBO GROUP RETIREMENT ANNUITY IRA PO BOX 368 INDIANAPOLIS IN 46206-0368	47,767.363	8.27%
b	ALLIANZGI RETIREMENT 2045 A	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 9888888836 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	162,042.084	28.06%
	ALLIANZGI RETIREMENT 2045 A	MG TR CO CUST FBO BRITT HUNT CO LLC RETIREM 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	46,999.320	8.14%
	ALLIANZGI RETIREMENT 2045 ADMIN
b	ALLIANZGI RETIREMENT 2045 ADMIN	AMERICAN UNITED LIFE INSURANCE CO UNIT INVESTMENT TRUST SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	8,205.789	50.41%
b	ALLIANZGI RETIREMENT 2045 ADMIN	AMERICAN UNITED LIFE INSURANCE CO SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	7,947.804	48.83%
	ALLIANZGI RETIREMENT 2045 P
b	ALLIANZGI RETIREMENT 2045 P	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	489,853.855	79.83%
	ALLIANZGI RETIREMENT 2045 P	FIIOC FBO J SMITH LANIER & CO -14873 ATTN TIM MCCLANAHAN 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	36,050.616	5.88%
	ALLIANZGI RETIREMENT 2045 P	FIIOC FBO SMC CORPORATION OF AMERICA 19456 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	82,013.740	13.37%
	ALLIANZGI RETIREMENT 2045 R
b	ALLIANZGI RETIREMENT 2045 R	WILMINGTON TR RISC TTEE FBO 3 DIMENSIONAL SERVICES GROUP 401K PO BOX 52129 PHOENIX AZ 85072-2129	23,583.651	90.48%
	ALLIANZGI RETIREMENT 2045 R6
b	ALLIANZGI RETIREMENT 2045 R6	STATE STREET BANK TTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	14,394.392	5.58%
b	ALLIANZGI RETIREMENT 2045 R6	RELIANCE TRUST COMPANY CUSTODIAN FBO TENNESSEE ORTHOPAEDIC A 401K PLAN PO BOX 48529 ATLANTA GA 30362-1529	32,613.411	12.63%
b	ALLIANZGI RETIREMENT 2045 R6	ASCENSUS TRUST COMPANY FBO POWERS AND SONS, LLC 401(K) PLAN 25707 FRONTIER TRUST COMPANY PO BOX 10577 FARGO ND 58106-0577	19,769.508	7.66%
a	ALLIANZGI RETIREMENT 2045 R6	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	161,134.959	62.42%
b	ALLIANZGI RETIREMENT 2045 R6	MG TRUST COMPANY CUST FBO SMITH & GESTELAND CERTIFIED PUBLIC 717 17TH ST STE 1300 DENVER CO 80202-3304	13,856.294	5.37%
	ALLIANZGI RETIREMENT 2045 R6	WILMINGTON TRUST FIDUCIARY COMPANY AS TTEE FBO HURLEY BURISH & STANTON SC 401(K) PS PL PO BOX 52129 PHOENIX AZ 85072-2129	13,509.370	5.23%
	ALLIANZGI RETIREMENT 2050 A
b	ALLIANZGI RETIREMENT 2050 A	TAYNIK & CO C/O STATE STREET BANK &TRUST CO 1200 CROWN COLONY DR CC103 QUINCY MA 02169-0938	27,860.860	11.29%
b	ALLIANZGI RETIREMENT 2050 A	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	127,881.481	51.84%
	ALLIANZGI RETIREMENT 2050 A	AMERICAN UNITED INSURANCE CO TTEE GROUP RETIREMENT ANNUITY PO BOX 368 INDIANAPOLIS IN 46206-0368	14,884.717	6.03%
b	ALLIANZGI RETIREMENT 2050 A	WELLS FARGO FBO VARIOUS RETIREMENT PLANS 9888888836 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	36,503.290	14.80%
	ALLIANZGI RETIREMENT 2050 ADMIN
b	ALLIANZGI RETIREMENT 2050 ADMIN	AMERICAN UNITED LIFE INSURANCE CO UNIT INVESTMENT TRUST SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	2,278.307	8.98%
b	ALLIANZGI RETIREMENT 2050 ADMIN	AMERICAN UNITED LIFE INSURANCE CO SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	22,048.868	86.89%
	ALLIANZGI RETIREMENT 2050 C
b	ALLIANZGI RETIREMENT 2050 C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	2,002.460	28.01%
	ALLIANZGI RETIREMENT 2050 C	ROBERT W BAIRD & CO INC A/C 2306-3081 777 EAST WISCONSIN AVENUE MILWAUKEE WI 53202-5391	815.760	11.41%
	ALLIANZGI RETIREMENT 2050 C	ROBERT W BAIRD & CO INC A/C 3177-6342 777 EAST WISCONSIN AVENUE MILWAUKEE WI 53202-5391	592.584	8.29%
	ALLIANZGI RETIREMENT 2050 C	SSB&T CUST SIMPLE IRA MAPLEVIEW ANIMAL CLINIC PC FBO STEPHANIE M JONES 19109 LAKE ST ELKHORN NE 68022-7905	1,191.079	16.66%
	ALLIANZGI RETIREMENT 2050 C	SSB&T CUST SEP IRA LOUISIANA BAR FOUNDATION FBO RENEE E BIENVENU 2016 DESLONDE ST NEW ORLEANS LA 70117-4004	534.733	7.48%
	ALLIANZGI RETIREMENT 2050 C	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	954.165	13.35%
	ALLIANZGI RETIREMENT 2050 D
b	ALLIANZGI RETIREMENT 2050 D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	2,938.219	26.73%
b	ALLIANZGI RETIREMENT 2050 D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	3,497.537	31.82%
b	ALLIANZGI RETIREMENT 2050 D	TD AMERITRADE PO BOX 2226 OMAHA NE 68103-2226	2,716.966	24.71%
	ALLIANZGI RETIREMENT 2050 D	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	983.856	8.95%
	ALLIANZGI RETIREMENT 2050 P
b	ALLIANZGI RETIREMENT 2050 P	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	248,943.535	68.28%
	ALLIANZGI RETIREMENT 2050 P	FIIOC FBO J SMITH LANIER & CO -14873 ATTN TIM MCCLANAHAN 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	73,884.393	20.26%
	ALLIANZGI RETIREMENT 2050 P	FIIOC FBO SMC CORPORATION OF AMERICA 19456 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	36,235.483	9.94%
	ALLIANZGI RETIREMENT 2050 R
b	ALLIANZGI RETIREMENT 2050 R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,830.379	5.83%
b	ALLIANZGI RETIREMENT 2050 R	WILMINGTON TR RISC TTEE FBO 3 DIMENSIONAL SERVICES GROUP 401K PO BOX 52129 PHOENIX AZ 85072-2129	28,555.673	90.92%
	ALLIANZGI RETIREMENT 2050 R6
b	ALLIANZGI RETIREMENT 2050 R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	231,052.290	60.50%
b	ALLIANZGI RETIREMENT 2050 R6	RELIANCE TRUST COMPANY CUSTODIAN FBO TENNESSEE ORTHOPAEDIC A 401K PLAN PO BOX 48529 ATLANTA GA 30362-1529	27,103.907	7.10%
a	ALLIANZGI RETIREMENT 2050 R6	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	100,491.867	26.31%
	ALLIANZGI RETIREMENT 2055 A
b	ALLIANZGI RETIREMENT 2055 A	TAYNIK & CO C/O STATE STREET BANK &TRUST CO 1200 CROWN COLONY DR CC103 QUINCY MA 02169-0938	4,398.851	6.28%
b	ALLIANZGI RETIREMENT 2055 A	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	22,700.619	32.38%
	ALLIANZGI RETIREMENT 2055 A	AMERICAN UNITED INSURANCE CO TTEE GROUP RETIREMENT ANNUITY PO BOX 368 INDIANAPOLIS IN 46206-0368	8,228.596	11.74%

b	ALLIANZGI RETIREMENT 2055 A	STATE STREET BANK TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	11,626.826	16.59%
b	ALLIANZGI RETIREMENT 2055 A	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 9888888836 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	7,348.589	10.48%
b	ALLIANZGI RETIREMENT 2055 A	ASCENSUS TR CO FBO HORIZON MEDICAL GROUP PC 401K PS 216588 P O BOX 10758 FARGO ND 58106-0758	5,089.638	7.26%
	ALLIANZGI RETIREMENT 2055 ADMIN
b	ALLIANZGI RETIREMENT 2055 ADMIN	AMERICAN UNITED LIFE INSURANCE CO UNIT INVESTMENT TRUST SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	688.402	7.44%
b	ALLIANZGI RETIREMENT 2055 ADMIN	AMERICAN UNITED LIFE INSURANCE CO SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	7,692.003	83.09%
	ALLIANZGI RETIREMENT 2055 ADMIN	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	789.546	8.53%
	ALLIANZGI RETIREMENT 2055 P
b	ALLIANZGI RETIREMENT 2055 P	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	64,011.232	78.25%
	ALLIANZGI RETIREMENT 2055 P	FIIOC FBO SMC CORPORATION OF AMERICA 19456 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	14,065.634	17.19%
	ALLIANZGI RETIREMENT 2055 R
b	ALLIANZGI RETIREMENT 2055 R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,081.934	11.22%
b	ALLIANZGI RETIREMENT 2055 R	TD AMERITRADE INC FEBO OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	720.460	7.47%
b	ALLIANZGI RETIREMENT 2055 R	WILMINGTON TR RISC TTEE FBO 3 DIMENSIONAL SERVICES GROUP 401K PO BOX 52129 PHOENIX AZ 85072-2129	6,248.253	64.80%
	ALLIANZGI RETIREMENT 2055 R	PAI TR CO INC INNOVATIVE MARKETING RESOURCES PS 1300 ENTERPRISE DR DE PERE WI 54115-4934	711.101	7.37%
	ALLIANZGI RETIREMENT 2055 R	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	784.183	8.13%
	ALLIANZGI RETIREMENT 2055 R6
a	ALLIANZGI RETIREMENT 2055 R6	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	238,106.839	85.36%
	ALLIANZGI RETIREMENT INCOME A
b	ALLIANZGI RETIREMENT INCOME A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	22,370.916	6.33%
b	ALLIANZGI RETIREMENT INCOME A	TAYNIK & CO C/O STATE STREET BANK &TRUST CO 1200 CROWN COLONY DR CC103 QUINCY MA 02169-0938	33,836.402	9.58%
b	ALLIANZGI RETIREMENT INCOME A	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	19,568.025	5.54%
b	ALLIANZGI RETIREMENT INCOME A	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	87,510.076	24.77%
	ALLIANZGI RETIREMENT INCOME A	AMERICAN UNITED INSURANCE CO TTEE GROUP RETIREMENT ANNUITY PO BOX 368 INDIANAPOLIS IN 46206-0368	23,498.140	6.65%
b	ALLIANZGI RETIREMENT INCOME A	STATE STREET BANK TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	46,310.863	13.11%
b	ALLIANZGI RETIREMENT INCOME A	WELLS FARGO FBO VARIOUS RETIREMENT PLANS 9888888836 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	52,663.326	14.91%
	ALLIANZGI RETIREMENT INCOME ADMIN
b	ALLIANZGI RETIREMENT INCOME ADMIN	AMERICAN UNITED LIFE INSURANCE CO UNIT INVESTMENT TRUST SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	1,017.153	44.06%
b	ALLIANZGI RETIREMENT INCOME ADMIN	RELIANCE TRUST COMPANY CUSTODIAN FBO ANESTHESIA CARE GROUP PC 401K PROFIT SHARING PLAN PO BOX 48529 ATLANTA GA 30362-1529	1,281.432	55.51%
	ALLIANZGI RETIREMENT INCOME C
b	ALLIANZGI RETIREMENT INCOME C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	24,647.790	12.33%
b	ALLIANZGI RETIREMENT INCOME C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	53,338.337	26.68%
b	ALLIANZGI RETIREMENT INCOME C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	11,404.568	5.70%
	ALLIANZGI RETIREMENT INCOME D
b	ALLIANZGI RETIREMENT INCOME D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	42,786.743	79.96%
b	ALLIANZGI RETIREMENT INCOME D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5,216.439	9.75%
b	ALLIANZGI RETIREMENT INCOME D	AMERITRADE INC FBO 9950065291 PO BOX 2226 OMAHA NE 68103-2226	3,329.053	6.22%
	ALLIANZGI RETIREMENT INCOME P
b	ALLIANZGI RETIREMENT INCOME P	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	262,463.514	70.77%
	ALLIANZGI RETIREMENT INCOME P	FIIOC FBO J SMITH LANIER & CO -14873 ATTN TIM MCCLANAHAN 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	20,315.857	5.48%
	ALLIANZGI RETIREMENT INCOME P	FIIOC FBO SMC CORPORATION OF AMERICA 19456 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	86,944.220	23.44%
	ALLIANZGI RETIREMENT INCOME R
b	ALLIANZGI RETIREMENT INCOME R	WILMINGTON TR RISC TTEE FBO 3 DIMENSIONAL SERVICES GROUP 401K PO BOX 52129 PHOENIX AZ 85072-2129	10,114.756	88.18%
	ALLIANZGI RETIREMENT INCOME R	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	825.786	7.20%
	ALLIANZGI RETIREMENT INCOME R6
b	ALLIANZGI RETIREMENT INCOME R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	54,998.996	11.46%
b	ALLIANZGI RETIREMENT INCOME R6	STATE STREET BANK TTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	46,470.794	9.69%
b	ALLIANZGI RETIREMENT INCOME R6	RELIANCE TRUST COMPANY CUSTODIAN FBO TENNESSEE ORTHOPAEDIC A 401K PLAN PO BOX 48529 ATLANTA GA 30362-1529	169,608.393	35.35%
b	ALLIANZGI RETIREMENT INCOME R6	ASCENSUS TRUST COMPANY FBO POWERS AND SONS, LLC 401(K) PLAN 25707 FRONTIER TRUST COMPANY PO BOX 10577 FARGO ND 58106-0577	33,383.423	6.96%
	ALLIANZGI RETIREMENT INCOME R6	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	112,069.424	23.36%
	ALLIANZGI SHORT DURATION HIGH INC INST
b	ALLIANZGI SHORT DURATION HIGH INC INST	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	3,956,895.039	24.68%
b	ALLIANZGI SHORT DURATION HIGH INC INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,723,055.071	10.75%
	ALLIANZGI SHORT DURATION HIGH INC INST	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI GLOBAL ALLOCATION FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	817,530.792	5.10%

b	ALLIANZGI SHORT DURATION HIGH INC INST	NATIONAL FINANCIAL SERVICES FOR EXCLUSIVE BEN OF OUR CUSTOMERS 499 WASHINGTON BLVD MAIL ZONE NJ4C JERSEY CITY NJ 07310-2010	2,688,464.720	16.77%
	ALLIANZGI SHORT DURATION HIGH INCOME A
b	ALLIANZGI SHORT DURATION HIGH INCOME A	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	1,640,770.320	17.13%
b	ALLIANZGI SHORT DURATION HIGH INCOME A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,028,000.008	10.73%
b	ALLIANZGI SHORT DURATION HIGH INCOME A	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	2,013,011.695	21.02%
b	ALLIANZGI SHORT DURATION HIGH INCOME A	MLPF & S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,823,889.240	19.04%
b	ALLIANZGI SHORT DURATION HIGH INCOME A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	502,370.151	5.24%
	ALLIANZGI SHORT DURATION HIGH INCOME C
b	ALLIANZGI SHORT DURATION HIGH INCOME C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	331,635.125	5.86%
b	ALLIANZGI SHORT DURATION HIGH INCOME C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	492,356.413	8.69%
b	ALLIANZGI SHORT DURATION HIGH INCOME C	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	496,404.286	8.77%
b	ALLIANZGI SHORT DURATION HIGH INCOME C	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	330,697.856	5.84%
b	ALLIANZGI SHORT DURATION HIGH INCOME C	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	287,019.660	5.07%
b	ALLIANZGI SHORT DURATION HIGH INCOME C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,322,590.601	23.35%
b	ALLIANZGI SHORT DURATION HIGH INCOME C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	1,238,381.414	21.87%
	ALLIANZGI SHORT DURATION HIGH INCOME D
b	ALLIANZGI SHORT DURATION HIGH INCOME D	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	116,737.894	6.88%
b	ALLIANZGI SHORT DURATION HIGH INCOME D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	1,401,796.886	82.59%
b	ALLIANZGI SHORT DURATION HIGH INCOME D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	130,536.177	7.69%
	ALLIANZGI SHORT DURATION HIGH INCOME P
b	ALLIANZGI SHORT DURATION HIGH INCOME P	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	2,851,132.348	21.38%
b	ALLIANZGI SHORT DURATION HIGH INCOME P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OFITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	4,442,576.689	33.32%
b	ALLIANZGI SHORT DURATION HIGH INCOME P	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	1,948,117.901	14.61%
b	ALLIANZGI SHORT DURATION HIGH INCOME P	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	836,169.103	6.27%
b	ALLIANZGI SHORT DURATION HIGH INCOME P	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	2,712,890.525	20.35%
	ALLIANZGI STRUCTURED RETURN A
b	ALLIANZGI STRUCTURED RETURN A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	140,621.202	68.22%
b	ALLIANZGI STRUCTURED RETURN A	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	17,688.378	8.58%
b	ALLIANZGI STRUCTURED RETURN A	JP MORGAN CLEARING CORP OMINIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	32,027.086	15.54%
	ALLIANZGI STRUCTURED RETURN C
b	ALLIANZGI STRUCTURED RETURN C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	9,305.653	64.21%
	ALLIANZGI STRUCTURED RETURN C	SSB&T CUST SIMPLE IRA JOHNSON HARKNESS & PARK INC FBO TAI M PARK 1469 PATTERSON AVE NORTH AURORA IL 60542-8969	1,262.914	8.71%
b	ALLIANZGI STRUCTURED RETURN C	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	2,188.287	15.10%
b	ALLIANZGI STRUCTURED RETURN C	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	840.823	5.80%
	ALLIANZGI STRUCTURED RETURN C	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	729.590	5.03%
	ALLIANZGI STRUCTURED RETURN D
b	ALLIANZGI STRUCTURED RETURN D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	70,938.457	16.61%
b	ALLIANZGI STRUCTURED RETURN D	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	355,791.815	83.29%
	ALLIANZGI STRUCTURED RETURN INST
b	ALLIANZGI STRUCTURED RETURN INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	154,470.927	15.23%
b	ALLIANZGI STRUCTURED RETURN INST	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	341,987.096	33.72%
a	ALLIANZGI STRUCTURED RETURN INST	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	438,092.794	43.20%
	ALLIANZGI STRUCTURED RETURN P
b	ALLIANZGI STRUCTURED RETURN P	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	1,872.402	22.76%
b	ALLIANZGI STRUCTURED RETURN P	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	3,904.997	47.46%
	ALLIANZGI STRUCTURED RETURN P	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	728.615	8.86%
b	ALLIANZGI STRUCTURED RETURN P	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # STREET-P08 MINNEAPOLIS MN 55402-4413	1,721.681	20.93%
	ALLIANZGI U.S. EQUITY HEDGED A
b	ALLIANZGI U.S. EQUITY HEDGED A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	81,330.796	92.28%
	ALLIANZGI U.S. EQUITY HEDGED C
b	ALLIANZGI U.S. EQUITY HEDGED C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	10,008.631	93.11%
	ALLIANZGI U.S. EQUITY HEDGED C	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	740.711	6.89%
	ALLIANZGI U.S. EQUITY HEDGED D
b	ALLIANZGI U.S. EQUITY HEDGED D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	52,195.575	75.89%

b	ALLIANZGI U.S. EQUITY HEDGED D	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	14,803.361	21.52%
	ALLIANZGI U.S. EQUITY HEDGED INST
b	ALLIANZGI U.S. EQUITY HEDGED INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	75,878.825	9.99%
b	ALLIANZGI U.S. EQUITY HEDGED INST	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	381,006.925	50.19%
b	ALLIANZGI U.S. EQUITY HEDGED INST	RELIANCE TRUST COMPANY FBO USW DISTRICT P.O. BOX 48529 ATLANTA GA 30362-1529	67,355.268	8.87%
a	ALLIANZGI U.S. EQUITY HEDGED INST	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	222,412.782	29.30%
	ALLIANZGI U.S. EQUITY HEDGED P
a	ALLIANZGI U.S. EQUITY HEDGED P	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	736.539	100.00%
	ALLIANZGI U.S. SMALL-CAP GROWTH A
b	ALLIANZGI U.S. SMALL-CAP GROWTH A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	167,043.058	80.68%
	ALLIANZGI U.S. SMALL-CAP GROWTH C
b	ALLIANZGI U.S. SMALL-CAP GROWTH C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	2,765.789	7.13%
b	ALLIANZGI U.S. SMALL-CAP GROWTH C	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	6,910.670	17.82%
b	ALLIANZGI U.S. SMALL-CAP GROWTH C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTM COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5,336.513	13.76%
b	ALLIANZGI U.S. SMALL-CAP GROWTH C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	9,606.652	24.78%
	ALLIANZGI U.S. SMALL-CAP GROWTH D
	ALLIANZGI U.S. SMALL-CAP GROWTH D	TD AMERITRADE FBO RICHARD CHENEY JR & SUSAN CHENEY COMMUNITY PROPERTY 426 BYNNER DR SAN PEDRO CA 90732-3306	1,310.651	18.39%
	ALLIANZGI U.S. SMALL-CAP GROWTH D	TD AMERITRADE FBO ILSE-ROSE WARG & JAMISON B WARG JT TEN 215 S FRONT ST PHILIPSBURG PA 16866-2211	445.248	6.25%
b	ALLIANZGI U.S. SMALL-CAP GROWTH D	CAPITAL ONE INVESTING, LLC —OMNIBUS ACCOUNT— 83 S KING ST STE 700 SEATTLE WA 98104-2851	2,604.135	36.53%
	ALLIANZGI U.S. SMALL-CAP GROWTH D	VANGUARD BROKERAGE SERVICES A/C 2541-6362 PO BOX 1170 VALLEY FORGE PA 19482-1170	1,108.438	15.55%
	ALLIANZGI U.S. SMALL-CAP GROWTH D	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	977.198	13.71%
	ALLIANZGI U.S. SMALL-CAP GROWTH INST
b	ALLIANZGI U.S. SMALL-CAP GROWTH INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,164,865.202	59.00%
b	ALLIANZGI U.S. SMALL-CAP GROWTH INST	STATE STREET BANK & TRUST CO CUST FOR MI 529 ADVISOR PLAN AGE-BASED PORTFOLIO 1 P75A 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	143,481.909	7.27%
	ALLIANZGI U.S. SMALL-CAP GROWTH P
b	ALLIANZGI U.S. SMALL-CAP GROWTH P	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	1,935.618	16.17%
b	ALLIANZGI U.S. SMALL-CAP GROWTH P	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	624.064	5.21%
	ALLIANZGI U.S. SMALL-CAP GROWTH P	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	975.172	8.15%
b	ALLIANZGI U.S. SMALL-CAP GROWTH P	LPL FBO LPL CUSTOMERS ATTN: MUTUAL FUND OPERATIONS 1 BEACON ST FL 22 BOSTON MA 02108-3106	2,361.279	19.72%
b	ALLIANZGI U.S. SMALL-CAP GROWTH P	NATIONAL FINANCIAL SERVICES FOR EXCLUSIVE BEN OF OUR CUSTOMERS 499 WASHINGTON BLVD MAIL ZONE NJ4C JERSEY CITY NJ 07310-2010	4,608.621	38.49%
b	ALLIANZGI U.S. SMALL-CAP GROWTH P	RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # STREET-P08 MINNEAPOLIS MN 55402-4413	1,227.910	10.26%
	ALLIANZGI U.S. SMALL-CAP GROWTH R
b	ALLIANZGI U.S. SMALL-CAP GROWTH R	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	336.592	19.51%
b	ALLIANZGI U.S. SMALL-CAP GROWTH R	ASCENSUS TR CO FBO GUSTIN T POTTER 401 K PLAN 51720 P O BOX 10758 FARGO ND 58106-0758	409.664	23.74%
a	ALLIANZGI U.S. SMALL-CAP GROWTH R	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	979.243	56.75%
	ALLIANZGI ULTRA MICRO CAP A
b	ALLIANZGI ULTRA MICRO CAP A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	147,218.614	7.51%
b	ALLIANZGI ULTRA MICRO CAP A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	446,182.062	22.77%
b	ALLIANZGI ULTRA MICRO CAP A	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	117,532.340	6.00%
b	ALLIANZGI ULTRA MICRO CAP A	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO CA 92150-9046	437,769.612	22.34%
b	ALLIANZGI ULTRA MICRO CAP A	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	269,322.913	13.74%
b	ALLIANZGI ULTRA MICRO CAP A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	121,320.363	6.19%
	ALLIANZGI ULTRA MICRO CAP INST
b	ALLIANZGI ULTRA MICRO CAP INST	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	176,852.056	9.10%
b	ALLIANZGI ULTRA MICRO CAP INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	914,315.899	47.07%
b	ALLIANZGI ULTRA MICRO CAP INST	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	442,141.945	22.76%
	ALLIANZGI ULTRA MICRO CAP P
b	ALLIANZGI ULTRA MICRO CAP P	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	321,800.951	92.15%

APPENDIX C

ALLIANZ FUNDS MULTI-STRATEGY TRUST (THE “TRUST”)

PROXY VOTING POLICY

1.	It is the policy of the Trust that proxies should be voted in the interest of the shareholders of the appropriate fund, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	The Trust, for each fund advised by Allianz Global Investors Fund Management LLC (“AGIFM”), delegates the responsibility for voting proxies to AGIFM, which will in turn delegate such responsibility to the sub-adviser of the particular fund. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summaries of the detailed proxy voting policies of the Trust’s current sub-advisers are set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.	The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of the Trust with proxy voting authority for a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the Board of the Trust promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 17 of Form N-1A; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.	This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser of the Trust with proxy voting authority for a fund and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800- 988-8380 (retail classes) or 1-800-498-5413 (all other classes); (ii) on the Trust’s website at us.allianzgi.com; and (iii) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser with proxy voting authority shall also be included in the Trust’s SAI.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

PROXY VOTING POLICY SUMMARY

1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund of Allianz Funds Multi-Strategy Trust for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.	The party voting the proxies (e.g., the sub-adviser) will vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy will: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 17 of Form N-1A; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6.	Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-988-8380 (retail classes) or 1-800-498- 5413 (all other classes); (ii) on the Allianz Global Investors Distributors Web site at us.allianzgi.com; and (iii) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the SAI for the relevant fund.

Appendix B

Allianz Global Investors U.S. LLC (“AllianzGI US”)

Description of Proxy Voting Policy and Procedures

AllianzGI US typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. To ensure that the proxies are voted in the best interests of its clients, AllianzGI US has adopted proxy voting procedures and guidelines for voting proxies on specific types of issues. When voting proxies, AllianzGI US seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts. AllianzGI US will not be responsible for voting of proxies that AllianzGI US has not been notified of on a timely basis by the client’s custodian.

AllianzGI US has adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients. The Proxy Guidelines reflect AllianzGI US’s general voting positions on specific corporate governance issues and corporate actions. AGI US has retained two independent third party service providers (the “Proxy Providers”), to support two different groups of portfolio management teams, to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. The services provided offer a variety of proxy-related services to assist in AllianzGI US’s handling of proxy voting responsibilities. Although both Proxy Providers have been instructed to follow the Proxy Guidelines, it is possible that in certain circumstances the Proxy Providers may interpret the Proxy Guidelines in different ways, and as a result AllianzGI US may cast votes on behalf of one client account that are different than votes cast for the same shares held by another client account.

In certain circumstances, a client may request in writing that AllianzGI US vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. For example, a client may wish to have proxies voted for its account in accordance with the Taft-Hartley proxy voting guidelines. In that case, AllianzGI US will vote the shares held by such client accounts in accordance with their direction, which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.

AllianzGI US will generally refrain from voting proxies on non-U.S. securities that are subject to share blocking restrictions. Certain countries require the freezing of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies to ensure that shareholders voting at meetings continue to hold the shares through the actual shareholder meeting. However, because AllianzGI US cannot anticipate every proxy proposal that may arise (including a proxy proposal that an analyst and/or portfolio manager believes has the potential to significantly affect the economic value of the underlying security, such as proxies relating to mergers and acquisitions), AllianzGI US may, from time to time, instruct the Proxy Providers to cast a vote for a proxy proposal in a share blocked country.

The Proxy Guidelines also provide for oversight of the proxy voting process by a Proxy Committee. The Proxy Guidelines summarize AllianzGI US’s position on various issues, including issues of corporate governance and corporate actions, and give general indication as to how AllianzGI US will vote shares on such issues. Occasionally, there may be instances when AllianzGI US may not vote proxies in strict adherence to the Proxy Guidelines. To the extent that the Proxy Guidelines do not cover potential voting issues or a case arises of a potential material conflict between AllianzGI US’s interest and those of a client with respect to proxy voting, the Proxy Committee will convene to discuss the issues. In evaluating issues, the Proxy Committee may consider information from many sources, including the portfolio management team, the analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups and independent proxy research services. In situations in which the Proxy Guidelines do not give clear guidance on an issue, an analyst or portfolio manager and/or the Proxy Committee will review the issue. In the event that either the analyst or portfolio manager wishes to override the Proxy Guidelines, the proposal will be presented to the Proxy Committee for a final decision. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Advisers Act.

In accordance with the Proxy Guidelines, AllianzGI US may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Upon receipt of a client’s written request, AllianzGI US may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. In addition, AllianzGI US may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to non-U.S. issuers (such as those described below), non-discretionary holdings not covered by AllianzGI US, timing issues related to the opening/closing of accounts, securities lending issues (see below), contractual arrangements with clients and/or their authorized delegate, the timing of receipt of information, or where circumstances beyond its control prevent it from voting. For example, AllianzGI US may refrain from voting a proxy of a non-U.S. issuer due to logistical considerations that may impair AllianzGI US’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a language other than English, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on non-U.S. person’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

AllianzGI US may vote in accordance with the proxy guidelines of its affiliate advisers when voting in connection with Wrap Programs. The affiliated adviser’s guidelines may differ and in fact be in conflict with AllianzGI US’s voting guidelines. If a client has decided to participate in a securities lending program, AllianzGI US will defer to the client’s determination and not attempt to recall securities on loan solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in the marketplace. If the participating client requests, AllianzGI US will use reasonable efforts to notify the client of proxy measures that AllianzGI US deems material.

The ability to timely identify material events and recommend recall of shares for proxy voting purposes is not within the control of AllianzGI US and requires the cooperation of the client and its other service providers. Efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

NFJ Investment Group LLC (“NFJ”)

Description of Proxy Voting Policy and Procedures

NFJ typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, NFJ’s primary objective is to make voting decisions solely in the best economic interests of its clients. NFJ will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

NFJ has adopted written Proxy Voting Policies and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that it is voting in the best interest of its clients. The Proxy Guidelines reflect NFJ’s general voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company’s capital structure and corporate governance. For example, NFJ generally votes for proposals to declassify boards and generally opposes proposals to institute supermajority voting requirements relating to business combinations. In addition, because Proxy Guidelines cannot anticipate all situations and the surrounding facts of each proxy issue, some proxy issues may require a case-by-case analysis (whether or not required by the Proxy Guidelines) and may result in a vote being cast that will deviate from the Proxy Guidelines.

In accordance with the Proxy Guidelines, NFJ may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. NFJ may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, NFJ may refrain from voting a proxy on behalf of its clients’ accounts in certain circumstances, for example, due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers (including ADRs), timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, NFJ may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on NFJ’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on a foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

To assist in the proxy voting process, NFJ may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in NFJ’s handling of proxy voting responsibilities.

Conflicts of Interest. NFJ may have conflicts of interest that can affect how it votes its clients’ proxies. For example, NFJ or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which NFJ votes its clients’ proxies. In order to ensure that all material conflicts of interest are handled appropriately while carrying out its obligation to vote proxies, NFJ’s Proxy Committee has established procedures addressing how NFJ identifies and resolves any material conflicts of interest with its clients.

Fuller & Thaler Asset Management, Inc. (“Fuller & Thaler”)

Description of Proxy Voting Policy and Procedures

As a fiduciary, Fuller & Thaler’s general policy is to exercise the voting authority delegated to it by its clients in a manner that will maintain or enhance shareholder value of the companies in which Fuller & Thaler has invested its client assets.

Fuller & Thaler votes the proxies for the securities held in its client portfolios in accordance with Fuller & Thaler’s written proxy voting policy which has been constructed with the clients’ best interest in mind. Generally, Fuller & Thaler approves (or follows management recommendations) in routine corporate matters such as the selection of directors or auditors, in issues involving an increase in the authorized shares where needed for clearly defined business purposes, and in social issues. Generally, Fuller & Thaler opposes (in some cases against management recommendations) the indemnification of directors and/or officers where such indemnification includes “negligence and gross negligence” in the performance of their fiduciary duties, supermajority voting requirements, anti-takeover proposals which restrict shareholder authority, increases in authorized shares of more than 25% without a stated business purpose, changes in corporate charter that do not have a clearly stated business purpose, provisions for multi-tiered voting rights, authorizations of “blank check” preferred stock or other capital stock without a stated business purpose, “shareholder rights” provisions which tend to diminish rather than enhance shareholder power, “anti-greenmail” provisions which also restrict shareholder authority, and staggered boards of directors. Fuller & Thaler may evaluate other proposals, corporate combinations and divestments, shareholder proposals, and profit sharing and stock options plans on a case-by-case basis.

Fuller & Thaler has contracted with Institutional Shareholder Services (“ISS”) to collect proxy information from companies and to vote proxies according to Fuller & Thaler’s instructions. ISS also provides proxy recommendations and corporate governance ratings to Fuller & Thaler that it may or may not follow. For client accounts with a large number of holdings, Fuller & Thaler may generally follow the proxy recommendations of ISS.

Where a proxy proposal raises a material conflict between Fuller & Thaler’s interests and a client’s interests, Fuller & Thaler will rely on the recommendation of ISS to vote the proxy.

APPENDIX D

Procedures for Shareholders to Submit Nominee Candidates

(As of March 5, 2015)

A shareholder of a Fund must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Fund does not hold annual or other regular meetings of shareholders for the purpose of electing Directors/Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.

2.	All Shareholder Recommendations properly submitted to a Fund will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Director/Trustee Consideration Meeting”) or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Director/Trustee Consideration Meeting or an Interim Evaluation (as defined below).

3.	At a Director/Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Director/Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

4.	A Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Director/Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

5.	The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares of (and class) of the Fund(s) owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Directors/Trustees or Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director/Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the number of shares of (and class) of the Fund(s) owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

D-1

APPENDIX E

The following is a brief summary of the principal investments and strategies and principal risks of each of the Underlying Funds in which the Target Funds, the Global Megatrends Fund, the Allocation Funds, the Emerging Markets Debt Fund, the Global Fundamental Strategy Fund and the Multi-Asset Real Return Fund may invest. Some of the Underlying Funds invest primarily in equity securities while other Underlying Funds invest primarily in fixed income securities (including money market instruments). The summaries are based solely on information contained in the prospectuses of each Underlying Fund, as filed with the Securities and Exchange Commission, as of a recent date. These summaries are for convenient reference only and are qualified in their entirety by reference to the current prospectuses and statements of additional information of each Underlying Fund, and the Trust disclaims any obligation to update them in the event the information in the applicable Underlying Fund prospectus changes. The principal investments and strategies and principal risks of the Underlying Funds may change following the date of this Statement of Additional Information, and investors should refer to the prospectuses of the Trust, Allianz Funds, PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust and the Statements of Additional Information of the Trust, Allianz Funds, PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust for the most current information regarding the Underlying Funds.

The Target Funds, the Global Megatrends Fund, the Allocation Funds, the Emerging Markets Debt Fund, the Global Fundamental Strategy Fund and the Multi-Asset Real Return Fund may be subject to each of the principal risks of the Underlying Funds. Descriptions of certain of these risks can be found in the “Summary of Principal Risks” of their prospectus. In addition, the Target Funds, the Global Megatrends Fund, the Allocation Funds, the Emerging Markets Debt Fund, the Global Fundamental Strategy Fund and the Multi-Asset Real Return Fund may be subject to the following risks:

China-Related Risk

For an Underlying Fund that focuses its investments in companies that have exposure to the Chinese economy, events or factors affecting the Chinese economy will have a greater effect on, and may more adversely affect, the Underlying Fund than they would with respect to a fund that is more diversified among a number of regions.

The Chinese economy is generally considered an emerging and volatile market. A small number of companies represent a large portion of the China market as a whole, and prices for securities of these companies may be very sensitive to adverse political, economic, or regulatory developments in China and other Asian countries, and may experience significant losses in such conditions. The value of Chinese currencies may also vary significantly relative to the U.S. dollar, affecting the Fund’s investments.

Historically, China’s central government has exercised substantial control over the Chinese economy through administrative regulation, state ownership, the allocation, expropriation or nationalization of resources, by controlling payment of foreign currency-denominated obligations, by setting monetary policy and by providing preferential treatment to particular industries or companies. The emergence of a domestic class is still at an early state, making China’s economic health largely dependent upon exports. China’s growing trade surplus with the U.S. has increased the risk of trade disputes, which could potentially have adverse effects on China’s management strategy of its currency, as well as on some export-dependent sectors.

Despite economic reforms that have resulted in less direct central and local government control over Chinese businesses, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. These activities, which may include central planning, partial state ownership of or government actions designed to substantially influence certain Chinese industries, market sectors or particular Chinese companies, may adversely affect the public and private sector companies in which the Fund invests. Government actions may also affect the economic prospects for, and the market prices and liquidity of, the securities of China companies and the payments of dividends and interest by China companies. In addition, currency fluctuations, monetary policies, competition, social instability or political unrest may adversely affect economic growth in China. The Chinese economy and Chinese companies may also be adversely affected by regional security threats, as well as adverse developments in Chinese trade policies, or in trade policies toward China by countries that are trading partners with China.

The greater China region includes mainland China, Hong Kong, Macau and Taiwan, and the Fund’s investments in the region are particularly susceptible to risks in that region. Events in any one country within the region may impact the other countries in the region or the Asia region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which could result in greater volatility and losses. Markets in the greater China region can experience significant volatility due to social, regulatory and political uncertainties.

Eco-Sectors Related Risk

For an Underlying Fund that focuses its investments in companies that have exposure, directly or indirectly, to one or more of the EcoEnergy, Pollution Control and Clean Water sectors that comprise the Eco-Sectors, events or factors affecting companies in the

Eco-Sectors will have a greater effect on, and may more adversely affect, the Underlying Fund than they would with respect to a fund that is more diversified among a number of unrelated sectors and industries.

Companies in the Eco-Sectors may be particularly susceptible to such factors as environmental protection regulatory actions, other international political and economic developments, changes in government subsidy levels, environmental conservation practices, changes in taxation and other government regulations, and increased costs associated with compliance with environmental or other regulations. There are substantial differences between the environmental and other regulatory practices and policies in various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. Other economic and market developments that may significantly affect companies in the Eco-Sectors include, without limitation, inflation, rising interest rates, fluctuations in commodity prices, raw material costs and other operating costs, and competition from new entrants into the Eco-Sectors.

The Eco-Sectors, on the whole, are newly developing and strongly influenced by technological changes. The Eco-Sectors can be significantly affected by the level and volatility of technological change in industries focusing on energy, pollution and environmental control. In particular, technological advances can render an existing product, which may account for a substantial portion of a company’s revenue, obsolete. Product development efforts in the Eco-Sectors may not result in viable commercial products, and companies in the Eco-Sectors typically bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Many companies in the Eco-Sectors are in the early stages of operation and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in companies in the Eco-Sectors tends to be considerably more volatile than that of companies in more established sectors and industries.

Each of the sectors that comprise the Eco-Sectors is susceptible to particular risks, including those described below. Companies in the EcoEnergy sector may be adversely affected by the increased use of, or decreases in prices for, oil and other fossil fuels. This risk may be particularly acute because oil prices are at historically high levels and may decline substantially and/or abruptly. Changes in energy conservation practices and the demand for renewable energy may also significantly impact the EcoEnergy sector. Companies in the Pollution Control sector are particularly susceptible to changes in regulatory controls on, and international treaties with respect to, the production or containment of pollutants. Changes in market practices and regulatory conditions surrounding recycling and other waste management techniques may significantly affect the demand for products and services of companies in the Pollution Control sector. Scientific developments, such as breakthroughs in the remediation of global warming or changing sentiments about the deleterious effects of pollution, may also affect practices with respect to pollution control, which could in turn impact companies in the Pollution Control sector. Companies in the Clean Water sector are susceptible to changes in investment in water purification technology globally, and a slackening in the pace of new infrastructure projects in developing or developed countries may constrain such companies’ abilities to grow in global markets. Other reductions in demand for clean water, such as significant decreases in world population or increased availability of potable water in arid regions, may reduce demand for products and services provided by companies in the Clean Water sector.

To the extent an Underlying Fund focuses its assets in the Eco-Sectors, it invests in companies that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to various events and other factors. To the extent an Underlying Fund focuses a significant portion of its assets in any particular industry within the Eco-Sectors, it is further subject to focused investment risk and is more susceptible to events or factors affecting companies in that particular industry.

An Underlying Fund may also have focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region. Prolonged drought, floods, weather, disease and other natural disasters, as well as war and political instability, may significantly reduce the ability of companies in the Eco-Sectors to maintain or expand their operations or their marketing efforts in affected countries or geographic regions. See “Non-U.S. Investment Risk” and “Emerging Markets Risk.” To the extent an Underlying Fund invests in companies that derive substantial revenues from activities outside the Eco-Sectors, those investments may be significantly affected by developments in other industries in which such companies are active. See “Equity Securities Risk” and “Market Risk.”

European Concentration Risk

When a Fund holds or obtains exposure to European securities or indices of securities, it may be affected significantly by economic, regulatory or political developments affecting European issuers. All countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union. Eastern European markets are relatively undeveloped and may be particularly sensitive to economic and political events affecting those countries.

Far Eastern (excluding Japan) Concentration Risk

A Fund that holds or obtains exposure to Far Eastern (excluding Japanese) securities or indices of securities may be affected significantly by economic, regulatory or political developments affecting Far Eastern issuers. The economies and financial markets of some Far Eastern countries have been erratic in recent years, and several countries’ currencies have fluctuated in value relative to the U.S. dollar. The trading volume on some Far Eastern stock exchanges is much lower than in the United States, making the securities of issuers traded thereon less liquid and more volatile than similar U.S. securities. Politically, several Far Eastern countries are still developing and could de-stabilize. In addition, it is possible that governments in the region could take action adverse to Far Eastern issuers, such as nationalizing industries or restricting the flow of money in and out of their countries.

Japanese Concentration Risk

An Underlying Fund that holds or obtains exposure to Japanese securities or indices of securities may be affected significantly by economic, regulatory or political developments affecting Japanese issuers. The Japanese economy, after achieving high growth in the 1980s, faltered dramatically in the 1990s. While Japan’s recent economic performance has shown improvements with positive GDP growth, the Japanese government continues to deal with high tax and unemployment rates, unstable banking and financial service sectors, and low consumer spending. Should any or all of these problems persist or worsen, an Underlying Fund invested in such securities could be adversely affected. A small number of industries, including the electronic machinery industry, comprise a large portion of the Japanese market, and therefore weakness in any of these industries could have profound negative impact on the entire market. In addition, Japan has few natural resources; its economy is heavily dependent on foreign trade and so it is vulnerable to trade sanctions or other protectionist measures taken by its trading partners.

PIMCO CommodityRealReturn Strategy Fund Risk

The PIMCO CommodityRealReturn Strategy Fund®, an underlying bond fund in which each Fund may invest, gains exposure to the commodities markets through investments in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures. The PIMCO CommodityRealReturn Strategy Fund will also gain exposure indirectly to commodity markets by investing in the PIMCO Cayman Commodity Fund I Ltd., a wholly-owned subsidiary of the PIMCO CommodityRealReturn Strategy Fund organized under the laws of the Cayman Islands (“the Subsidiary”). The Subsidiary is advised by PIMCO, and has the same investment objective as the PIMCO CommodityRealReturn Strategy Fund. The Subsidiary may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions of the PIMCO CommodityRealReturn Strategy Fund.

In order for the PIMCO CommodityRealReturn Strategy Fund to qualify as a regulated investment company under Subchapter M of the Code, it must derive at least 90 percent of its gross income each year from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued revenue rulings to the effect, first, that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code, and subsequently, that it is possible that certain alternative investment instruments (including certain commodity index-linked notes) creating commodity exposure produce qualifying income under the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS has also issued another private letter ruling in which the IRS specifically concluded that income derived from a fund’s investment in a foreign subsidiary that invests in commodity-linked derivatives will also constitute qualifying income.

Based on such rulings, the PIMCO CommodityRealReturn Strategy Fund seeks to gain exposure to the commodity markets through investments in commodity index-linked notes and through investments in the Subsidiary, in which the PIMCO CommodityRealReturn Strategy Fund may invest no more than 25% of the value of its total assets. The PIMCO CommodityRealReturn Strategy Fund’s intention of qualifying as a regulated investment company may limit the variety and/or terms of the commodity index-linked notes in which that Fund may invest. The PIMCO CommodityRealReturn Strategy Fund’s investment in commodity-linked swaps and other commodity-linked derivatives may also be limited by that Fund’s intention of qualifying as a regulated investment company.

The use of commodity index-linked notes involves specific risks. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. These notes expose the PIMCO CommodityRealReturn Strategy Fund economically to movements in commodity prices. These notes are also subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the PIMCO CommodityRealReturn Strategy Fund may receive more or less principal than it originally invested. The PIMCO CommodityRealReturn Strategy Fund may receive interest payments on the note that are more or less than the stated coupon interest payments. The PIMCO CommodityRealReturn Strategy Fund will continue to seek ways to make use of other commodity-linked derivative instruments, including swap agreements, commodity options, futures, options on futures and alternative structures within the PIMCO CommodityRealReturn Strategy Fund to gain exposure to commodity markets in a way consistent with maintaining that Fund’s status as a regulated investment company under Subchapter M of the Code.

Water-Related Risk

An Underlying Fund, Global Water Fund, focuses its investments in companies that are substantially engaged in water-related activities. Events or factors affecting the sector consisting of companies engaged in such activities (the “water-related resource sector”) will have a greater effect on, and may more adversely affect, the Underlying Fund than they would with respect to a fund that is more diversified among a number of unrelated sectors and industries.

Companies in the water-related resource sector may be significantly affected by events relating to international political and economic developments, water conservation, the success of exploration projects, commodity prices and tax and other government regulations. There are substantial differences between the water-related, environmental and other regulatory practices and policies in various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. Other economic and market developments that may significantly affect companies in the water-related resource sector include, without limitation, inflation, rising interest rates, fluctuations in commodity prices, raw material costs and other operating costs, and competition from new entrants into the sector.

Companies in the water-related resource sector are susceptible to changes in investment in water purification technology globally, and a slackening in the pace of new infrastructure projects in developing or developed countries may constrain such companies’ ability to grow in global markets. Other reductions in demand for clean water, such as significant decreases in world population or increased availability of potable water in arid regions, may reduce demand for certain products and services provided by companies in the water-related resource sector.

While the water-related resource sector includes established and mature companies, portions of the sector are newly developing and strongly influenced by technological changes. The sector can be significantly affected by the level and volatility of technological change in industries focusing on the quality or availability of or demand for potable and non-potable water. In particular, technological advances can render an existing product, which may account for a substantial portion of a company’s revenue, obsolete. Product development efforts by companies in the sector that are focused on developing newer technologies may not result in viable commercial products, and such companies in the sector typically bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Many companies in the sector are in the early stages of operation and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in companies in the water-related resource sector tends to be considerably more volatile than that of companies in more established sectors and industries.

Underlying Funds that focus on the water-related resource sector invest in companies that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to various events and other factors. To the extent it focuses a significant portion of its assets in any particular industry within the water-related resource sector, the Underlying Fund is further subject to focused investment risk and is more susceptible to events or factors affecting companies in that particular industry. See “Focused Investment Risk.”

The Underlying Fund may also have focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region. Prolonged drought, floods, weather, disease and other natural disasters, as well as war and political instability, may significantly reduce the ability of companies in the water-related resource sector to maintain or expand their operations or their marketing efforts in affected countries or geographic regions. See “Non-U.S. Investment Risk” and “Emerging Markets Risk.”

To the extent the Underlying Fund invests in companies that derive substantial revenues from activities outside the water-related resource sector, those investments may be significantly affected by developments in other industries in which such companies are active. See “Equity Securities Risk” and “Market Risk.”

AllianzGI Behavioral Advantage Large Cap Fund	Ticker Symbol: AZFIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Large capitalization U.S. common stocks	Approximate Primary Capitalization Range Large-Capitalization (in the top 1,000 U.S. stocks based on market capitalization)

	Fund Category Blend Stocks		Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large capitalization companies based in the U.S. For purposes of this policy, the Fund currently considers a company to be a large capitalization U.S.-based company if it is in the top 1,000 largest U.S.-based companies ranked by market capitalization (i.e., market capitalization of between $748.25 billion and $2.57 billion as of February 28, 2015). As of February 28, 2015, the top 1,000 largest U.S.-based companies had a weighted average market capitalization of $117.02 billion and a median market capitalization of $7.40 billion. As the portfolio managers’ initial investment universe generally consists of stocks of the top 1,500 companies ranked by market capitalization based in the U.S., a portion (though typically less than 20%) of the Fund’s assets will be invested in companies ranked between the 1,001st and the 1,500th largest by market capitalization (i.e., between $2.56 billion and $1.15 billion as of February 28, 2015). The Fund considers a company to be based in the U.S. if it is publicly traded in the U.S. and it satisfies one or more of the following additional criteria: it is incorporated in the U.S., it is headquartered in the U.S., its reported assets are primarily located in the U.S., or it derives the majority of its revenue from the U.S.

The Fund seeks to achieve its investment objective by building a diversified portfolio of large capitalization U.S. stocks in a disciplined process that applies Fuller & Thaler’s proprietary research on the behavioral biases of other investors. The portfolio managers begin with a universe of the largest 1,500 U.S. stocks and ultimately select approximately 300-500 stocks through a two-step process.

First, the Fund starts with Fuller & Thaler’s proprietary alternative U.S. equity index which represents the U.S. large capitalization universe but does not weight stocks by market capitalization. Fuller & Thaler believes that market capitalizations are a combination of size and investor errors; so traditional market cap-weighted indices by definition buy more of large capitalization stocks and more of over-priced stocks. Fuller & Thaler’s proprietary alternative U.S. equity index is based on accounting measures of size and past investor over-reaction. The starting index is expected to have the broad diversification of the S&P 500 Index with respect to position count, and similar sector and style exposures to the Index.

Second, the portfolio managers apply a behavioral overlay that capitalizes on the biases of other investors. This is based on Fuller & Thaler’s more than 20 years of proprietary research applying behavioral finance insights to the stock market. Fuller & Thaler’s research finds that stocks are good investments when other investors under-react to good news or over-react to bad news. The Fund buys more of stocks where the portfolio managers believe investors are likely under-reacting to dull, unexpected good news and more of stocks where the portfolio managers believe investors are likely over-reacting to bad news and biased against the stock.

Before trading, the portfolio managers review the portfolio’s characteristics relative to its benchmark, the S&P 500 Index, and may adjust allocations as the portfolio managers deem necessary or appropriate.

        The portfolio managers expect to rebalance the Fund’s portfolio periodically, typically on at least a quarterly basis. The Fund may sell individual holdings, outside of periodic rebalancing of the portfolio, if cash is required to meet shareholder redemptions or if significant news is announced that causes the portfolio managers to change materially their view of the relative attractiveness of a holding. The portfolio managers may buy additional shares of existing positions or may add a new position in response to increases in the percentage cash position of the portfolio. The Fund may also invest a portion of its assets in real estate investment trusts (REITs).

        The Fund may utilize stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest in derivative instruments as of the most recent fiscal year end, it may do so at any time. The Fund may also invest in exchange traded funds (ETFs). In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Reorganization. The Board of Trustees approved an Agreement and Plan of Reorganization pursuant to which the Fund (for purposes of this section, the “Existing Fund”) would be reorganized with and into Fuller & Thaler Behavioral Core Equity Fund (the “New Fund” and together with the Existing Fund, the “Funds”), a corresponding, newly-created series of Capitol Series Trust (the “Reorganization”). The Reorganization is subject to the satisfaction of a number of conditions, including approval by the shareholders of the Existing Fund at a special meeting of the shareholders expected to be held in the third quarter of 2015 (the “Closing Conditions”). If the Closing Conditions are satisfied, the Reorganization is expected to occur in the third quarter of 2015, although the Reorganization may be delayed.

Following the Reorganization (assuming the satisfaction of the Closing Conditions), Fuller & Thaler, the current sub-adviser of the Existing Fund, will serve as investment adviser to the New Fund. Huntington Asset Services, Inc. will serve as the administrator and transfer agent to the New Fund. In the Reorganization (assuming the satisfaction of the Closing Conditions), the New Fund will receive all of the assets and assume all of the liabilities of the Existing Fund, and the Existing Fund’s shareholders will receive shares of the New Fund in exchange for their shares of the Existing Fund. Shareholders of Class A, Class C and Class D shares of the Existing Fund will receive Class A shares of the New Fund, while shareholders of Class P and Institutional Class shares of the Existing Fund will receive Select shares and Institutional shares, respectively, of the New Fund.

The New Fund will have an identical investment objective and its investment strategies, policies and restrictions will be substantially similar, though not identical, to those of the Existing Fund. Whereas the Existing Fund seeks to achieve its objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large capitalization companies based in the U.S., the New Fund will seek to achieve its objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of companies based in the U.S. (without the large capitalization criterion). The New Fund will also be able to invest in fewer securities than the Existing Fund. The New Fund’s portfolio will be managed by the same Fuller & Thaler personnel involved in the day-to-day management of the Existing Fund.

        The Reorganization is (assuming the satisfaction of the Closing Conditions) expected to result in slightly higher expenses for shareholders. The New Fund is expected to pay a management fee to Fuller & Thaler of 0.60% of the Fund’s net assets, which is a higher rate than the 0.40% the Existing Fund pays to its current adviser, Allianz Global Investors Fund Management LLC (“AGIFM”). Correspondingly, the pro forma gross expense ratio for the New Fund will also be higher. However, Fuller & Thaler has proposed to cap expenses of the New Fund to 0.90%, 0.65% and 0.75% of the New Fund’s total annual fund operating expenses for each of the Class A shares, Institutional shares and Select shares, respectively, through December 31, 2016, and 1.05%, 0.80% and 0.90% for each of Class A shares, Institutional shares and Select shares, respectively, from January 1, 2017 through December 31, 2017. Currently, the Existing Fund shareholders, except for Class C shareholders, are incurring expenses at slightly lower rates. The Existing Fund is subject to expense limitations of 0.81% for Class A shares, 1.57% for Class C shares, 0.55% for Institutional Class shares, 0.65% for Class P shares and 0.81% for Class D shares. The Existing Fund’s net expense ratios were equal to these capped rates for the most recently completed fiscal year.

The Reorganization is intended to be a tax-free transaction and it is anticipated that no gain or loss will be recognized by shareholders as a result of the Reorganization for U.S. federal income tax purposes. Additionally, Existing Fund shareholders will not incur any sales loads or similar transaction charges as a result of the Reorganization.

It is expected that Fuller & Thaler, and not AGIFM, the Existing Fund or its shareholders, will bear the proxy and solicitation costs and other expenses of the Reorganization, except that: (i) the Funds will bear the costs, if any, of restructuring the Existing Fund’s portfolio, such as brokerage commissions and other transaction costs; (ii) the Funds will bear any expenses associated with the registration of the New Fund shares that will be issued in connection with the Reorganization; and (iii) the Existing Fund will bear any legal costs from Ropes & Gray LLP, legal counsel to the Trust, in connection with the Reorganization. The expense limitations set forth above under would apply to the expenses referred to in clauses (ii) and (iii) of the preceding sentence.

No action by shareholders of the Existing Fund is necessary at this time. Additional information, including a description of the Reorganization and detailed information about fees, expenses, risk factors and conditions to closing, will be provided to shareholders of the Existing Fund in a prospectus/proxy statement that is expected to be mailed in May 2015. The prospectus/proxy statement will provide information regarding the date, time and location of the special shareholders meeting at which the Reorganization will be considered.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

•       Market Risk

•       Issuer Risk

•       Equity Securities Risk

•       Credit and Counterparty Risk

•       Derivatives Risk

•       Focused Investment Risk

•       Leveraging Risk

•       Liquidity Risk

•       Management Risk

•       REIT and Real Estate-Related Investment Risk

•       Turnover Risk

AllianzGI Best Styles Emerging Markets Equity Fund	Ticker Symbol: AEMKX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Emerging markets equity securities	Approximate Primary Capitalization Range All capitalizations

	Fund Category Blend Stocks		Dividend Frequency Annually

The Fund seeks to achieve its investment objective by creating a diversified portfolio of emerging market equity securities. The Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments, and the Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in securities of companies that are tied economically to emerging markets countries. Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. The Fund currently defines emerging markets countries as countries with securities markets that are, in the opinion of the portfolio manager, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. The Fund’s portfolio manager considers a security to be tied economically to a country with an emerging securities market if it is classified as an emerging market security by MSCI Inc. (“MSCI”), incorporated in an Emerging Market Country (as defined below), traded on an exchange in an Emerging Market Country or if it has exposure to an Emerging Market Country. The Fund will normally invest primarily in companies located in the countries represented in the Fund’s benchmark, the MSCI Emerging Markets Index (“Emerging Market Countries”). The portfolio manager intends to diversify the Fund’s investments across geographic regions and economic sectors. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies.

The Fund’s investment strategy centers on the portfolio manager’s belief that individual investment styles (as described below) carry long-term “risk premiums” that are largely independent of the current economic or market environment and that can be captured using a disciplined investment approach.

The investment process begins with a broad investment universe containing at least 1,000 equity securities. Next, individual securities are evaluated based on quantitative “investment style” research and may also be evaluated by the Sub-Adviser’s fundamental research team. Investment style research categorizes companies through a proprietary quantitative model that scores each company along several investment style categories, described below (Value, Earnings Change, Price Momentum, Growth, and Quality). Fundamental research evaluates each company identified as an investment candidate through the quantitative “investment style” research process using a wide range of company-specific information gathered by in-house analysts and external sources. In selecting individual stocks with attractive fundamental characteristics, the portfolio manager seeks to diversify the mix of investment styles represented across the whole portfolio (i.e., by making sure high-scoring issuers from all of the investment styles are among the final holdings). The portfolio manager attempts to control for risk factors (such as over- and under-weights relative to the MSCI Emerging Markets Index and the portfolio’s sensitivity to broader market movements (or “beta”)). The portfolio is managed with reference to the MSCI Emerging Markets Index and the portfolio manager intends, under normal circumstances, to have at least 150 equity securities in the Fund’s portfolio. The Fund may and intends to hold stocks that are not included in the MSCI Emerging Markets Index. The Fund, at inception and as long as it remains small, may gain exposure to some desired asset classes and securities through futures and other derivatives. As the Fund grows in size, it will seek to achieve economies of scale by investing directly in individual securities and other instruments.

The following investment styles are considered in managing the Fund’s portfolio:

•       The Value investment style selects equity securities that the portfolio manager believes have attractive valuations based on metrics including dividend yield and price-to-earnings, price-to-cash flow and price-to-book ratios, as compared to other equity securities in the investable universe.

•       The Earnings Change investment style is designed to capture shorter-term, trend-following investment opportunities and generally selects equity securities with positive earnings revisions, announcements or surprises.

•	The Price Momentum investment style is also trend-following and generally selects equity securities with positive price momentum and relative strength within the investable universe.

•	The Growth investment style generally selects equity securities with expected and historical earnings growth and dividend growth.

•	The Quality investment style generally emphasizes equity securities with strong profitability and historical earnings stability, and considers additional factors, such as whether a company has improving margins, positive net income, positive operating capital, decreasing long-term debt and high-quality earnings, among others.

The Fund’s research suggests that, while each of the investment styles described above can be individually successful over the long-term and during certain periods, each investment style may also experience “down-swings,” (i.e., during certain market, economic, or other conditions an individual investment style may underperform compared to the relevant broad equity market). Building a portfolio with a diversified mix of investment styles is the Fund’s attempt to mitigate what the portfolio manager believes to be the cyclical nature of the individual investment styles. The Fund’s diversified mix of investment styles is expected to remain fairly stable over time.

The portfolio manager expects to rebalance the Fund’s portfolio periodically. The portfolio manager also regularly monitors the risk and return profiles of the portfolio and each investment style, and considers whether to sell a particular security when any factors materially change, or when a more attractive investment candidate is available.

The Fund may participate in initial public offerings (IPOs). The Fund may also invest a portion of its assets in real estate investment trusts (REITs). The Fund may also utilize foreign currency exchange contracts, stock index futures contracts, warrants and other derivative instruments.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

•       Market Risk

•       Issuer Risk

•       Equity Securities Risk

•       Non-U.S. Investment Risk

•       Emerging Markets Risk

•       Smaller Company Risk

•       Credit and Counterparty Risk

•       Currency Risk

•       Derivatives Risk

•       Focused Investment Risk

•       IPO Risk

•       Leveraging Risk

•       Liquidity Risk

•       Management Risk

•       REIT and Real Estate-Related Investment Risk

•       Turnover Risk

AllianzGI Best Styles Global Equity Fund	Ticker Symbol:
ALLHX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Global Equity Securities	Approximate Primary Capitalization Range All capitalizations

	Fund Category Blend Stocks		Dividend Frequency Annually

The Fund seeks to achieve its investment objective by creating a diversified portfolio of global equities. The Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. The Fund normally invests at least 40% of its assets in non-U.S. securities, including emerging market securities. The portfolio managers intend to diversify the Fund’s investments across geographic regions and economic sectors. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies.

The Fund’s investment strategy centers on the portfolio managers’ belief that individual investment styles (as described below) carry long-term “risk premiums” that are largely independent of the current economic or market environment and that can be captured using a disciplined investment approach.

The investment process begins with a broad investment universe containing at least 4,000 equity securities. Next, individual securities are evaluated based on quantitative “investment style” research and may also be evaluated by the Sub-Adviser’s fundamental research team. Investment style research categorizes companies through a proprietary quantitative model that scores each company along several investment style categories, described below (Value, Earnings Change, Price Momentum, Growth, and Quality). Fundamental research evaluates each company identified as an investment candidate through the quantitative “investment style” research process using a wide range of company-specific information gathered by in-house analysts and external sources. In selecting individual stocks with attractive fundamental characteristics, the portfolio managers seek to diversify the mix of investment styles represented across the whole portfolio (i.e., by making sure high-scoring issuers from all of the investment styles are among the final holdings). The portfolio managers attempt to control for risk factors (such as over- and under-weights relative to the MSCI All Country World Index and the portfolio’s sensitivity to broader market movements (or “beta”)). The portfolio is managed with reference to the MSCI All Country World Index and the portfolio managers intend, under normal circumstances, to have at least 300 equity securities in the Fund’s portfolio. The Fund may and intends to hold stocks that are not included in the MSCI All Country World Index.

The following investment styles are considered in managing the Fund’s portfolio:

•       The Value investment style selects equity securities that the portfolio managers believe have attractive valuations based on metrics including dividend yield and price-to-earnings, price-to-cash flow and price-to-book ratios, as compared to other equity securities in the investable universe.

•       The Earnings Change investment style is designed to capture shorter-term, trend-following investment opportunities and generally selects equity securities with positive earnings revisions, announcements or surprises.

•       The Price Momentum investment style is also trend-following and generally selects equity securities with positive price momentum and relative strength within the investable universe.

•       The Growth investment style generally selects equity securities with expected and historical earnings growth and dividend growth.

•       The Quality investment style generally emphasizes equity securities with strong profitability and historical earnings stability, and considers additional factors, such as whether a company has improving margins, positive net income, positive operating capital, decreasing long-term debt and high-quality earnings, among others.

The Fund’s research suggests that, while each of the investment styles described above can be individually successful over the long-term and during certain periods, each investment style may also experience “down-swings,” (i.e., during certain market, economic, or other conditions an individual investment style may underperform compared to the relevant broad equity market). Building a portfolio with a diversified mix of investment styles is the Fund’s attempt to mitigate what the portfolio managers believe to be the cyclical nature of the individual investment styles. The Fund’s diversified mix of investment styles is expected to remain fairly stable over time.

The portfolio managers expect to rebalance the Fund’s portfolio periodically. The portfolio managers also regularly monitor the risk and return profiles of the portfolio and each investment style, and consider whether to sell a particular security when any factors materially change, or when a more attractive investment candidate is available.

The Fund may participate in initial public offerings (IPOs). The Fund may also utilize foreign currency exchange contracts, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

•       Equity Securities Risk

•       Market Risk

•       Issuer Risk

•       Non-U.S. Investment Risk

•       Emerging Markets Risk

•       Smaller Company Risk

•       Credit and Counterparty Risk

•       Currency Risk

•       Derivatives Risk

•       Focused Investment Risk

•       IPO Risk

•       Leveraging Risk

•       Liquidity Risk

•       Management Risk

•       Turnover Risk

AllianzGI Best Styles International Equity Fund	Ticker Symbol:
ASTYX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of non-U.S. companies	Approximate Primary Capitalization Range All capitalizations

	Fund Category Blend Stocks		Dividend Frequency Annually

The Fund seeks to achieve its investment objective by creating a diversified portfolio of international equities. The Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. The Fund ordinarily allocates its investments among a number of countries (i.e., at least three), including those in the MSCI EAFE Index, and normally invests at least 80% of its assets in non-U.S. securities. The Fund normally focuses its non-U.S. investments in developed countries but may also invest in emerging markets securities. The portfolio manager intends to diversify the Fund’s investments across geographic regions and economic sectors. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies.

The Fund’s investment strategy centers on the portfolio manager’s belief that individual investment styles (as described below) carry long-term “risk premiums” that are largely independent of the current economic or market environment and that can be captured using a disciplined investment approach.

The investment process begins with a broad investment universe containing at least 1,500 equity securities. Next, individual securities are evaluated based on quantitative “investment style” research and may also be evaluated by the Sub-Adviser’s fundamental research team. Investment style research categorizes companies through a proprietary quantitative model that scores each company along several investment style categories, described below (Value, Earnings Change, Price Momentum, Growth, and Quality). Fundamental research evaluates each company identified as an investment candidate through the quantitative “investment style” research process using a wide range of company-specific information gathered by in-house analysts and external sources. In selecting individual stocks with attractive fundamental characteristics, the portfolio manager seeks to diversify the mix of investment styles represented across the whole portfolio (i.e., by making sure high-scoring issuers from all of the investment styles are among the final holdings). The portfolio manager attempts to control for risk factors (such as over- and under-weights relative to the MSCI EAFE Index and the portfolio’s sensitivity to broader market movements (or “beta”)). The portfolio is managed with reference to the MSCI EAFE Index and the portfolio manager intends, under normal circumstances, to have at least 200 equity securities in the Fund’s portfolio. The Fund may and intends to hold stocks that are not included in the MSCI EAFE Index. At inception and as long as the Fund remains small, the Fund may gain exposure to some desired asset classes and securities through futures and other derivatives. As the Fund grows in size, it will seek to achieve economies of scale by investing directly in individual securities and other instruments.

The following investment styles are considered in managing the Fund’s portfolio:

•       The Value investment style selects equity securities that the portfolio manager believes have attractive valuations based on metrics including dividend yield and price-to-earnings, price-to-cash flow and price-to-book ratios, as compared to other equity securities in the investable universe.

•       The Earnings Change investment style is designed to capture shorter-term, trend-following investment opportunities and generally selects equity securities with positive earnings revisions, announcements or surprises.

•       The Price Momentum investment style is also trend-following and generally selects equity securities with positive price momentum and relative strength within the investable universe.

•       The Growth investment style generally selects equity securities with expected and historical earnings growth and dividend growth.

•       The Quality investment style generally emphasizes equity securities with strong profitability and historical earnings stability, and considers additional factors, such as whether a company has improving margins, positive net income, positive operating capital, decreasing long-term debt and high-quality earnings, among others.

The Fund’s research suggests that, while each of the investment styles described above can be individually successful over the long-term and during certain periods, each investment style may also experience “down-swings,” (i.e., during certain market, economic, or other conditions an individual investment style may underperform compared to the relevant broad equity market). Building a portfolio with a diversified mix of investment styles is the Fund’s attempt to mitigate what the portfolio manager believes to be the cyclical nature of the individual investment styles. The Fund’s diversified mix of investment styles is expected to remain fairly stable over time.

The portfolio manager expects to rebalance the Fund’s portfolio periodically. The portfolio manager also regularly monitors the risk and return profiles of the portfolio and each investment style, and considers whether to sell a particular security when any factors materially change, or when a more attractive investment candidate is available.

The Fund may participate in initial public offerings (IPOs). The Fund may also invest a portion of its assets in real estate investment trusts (REITs). The Fund may also utilize foreign currency exchange contracts, stock index futures contracts, warrants and other derivative instruments.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):
• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk • Credit and Counterparty Risk • Currency Risk • Derivatives Risk • Focused Investment Risk
• IPO Risk • Leveraging Risk • Liquidity Risk • Management Risk • REIT and Real Estate-Related Investment Risk • Smaller Company Risk • Turnover Risk

AllianzGI Best Styles U.S. Equity Fund	Ticker Symbol:
ABTLX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus U.S. equity securities	Approximate Primary Capitalization Range All capitalizations

	Fund Category Blend Stocks		Dividend Frequency Annually

The Fund seeks to achieve its investment objective by creating a diversified portfolio of U.S. equity securities. The Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments, and the Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in securities of U.S. companies. Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. The Fund currently defines “U.S. companies” as those companies whose securities are traded in U.S. markets and that (i) are organized or headquartered in the United States or (ii) are designated as U.S. companies by commonly recognized market data services. The portfolio manager intends to diversify the Fund’s investments across economic sectors. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies.

The Fund’s investment strategy centers on the portfolio manager’s belief that individual investment styles (as described below) carry long-term “risk premiums” that are largely independent of the current economic or market environment and that can be captured using a disciplined investment approach.

The investment process begins with a broad investment universe containing at least 1,000 equity securities. Next, individual securities are evaluated based on quantitative “investment style” research and may also be evaluated by the Sub-Adviser’s fundamental research team. Investment style research categorizes companies through a proprietary quantitative model that scores each company along several investment style categories, described below (Value, Earnings Change, Price Momentum, Growth, and Quality). Fundamental research evaluates each company identified as an investment candidate through the quantitative “investment style” research process using a wide range of company-specific information gathered by in-house analysts and external sources. In selecting individual stocks with attractive fundamental characteristics, the portfolio manager seeks to diversify the mix of investment styles represented across the whole portfolio (i.e., by making sure high-scoring issuers from all of the investment styles are among the final holdings). The portfolio manager attempts to control for risk factors (such as over- and under-weights relative to the S&P 500 Index and the portfolio’s sensitivity to broader market movements (or “beta”)). The portfolio is managed with reference to the S&P 500 Index and the portfolio manager intends, under normal circumstances, to have at least 150 equity securities in the Fund’s portfolio. The Fund may and intends to hold stocks that are not included in the S&P 500 Index.

The following investment styles are considered in managing the Fund’s portfolio:

•       The Value investment style selects equity securities that the portfolio manager believes have attractive valuations based on metrics including dividend yield and price-to-earnings, price-to-cash flow and price-to-book ratios, as compared to other equity securities in the investable universe.

•       The Earnings Change investment style is designed to capture shorter-term, trend-following investment opportunities and generally selects equity securities with positive earnings revisions, announcements or surprises.

•       The Price Momentum investment style is also trend-following and generally selects equity securities with positive price momentum and relative strength within the investable universe.

•       The Growth investment style generally selects equity securities with expected and historical earnings growth and dividend growth.

•       The Quality investment style generally emphasizes equity securities with strong profitability and historical earnings stability, and considers additional factors, such as whether a company has improving margins, positive net income, positive operating capital, decreasing long-term debt and high-quality earnings, among others.

The Fund’s research suggests that, while each of the investment styles described above can be individually successful over the long-term and during certain periods, each investment style may also experience “down-swings,” (i.e., during certain market, economic, or other conditions an individual investment style may underperform compared to the relevant broad equity market). Building a portfolio with a diversified mix of investment styles is the Fund’s attempt to mitigate what the portfolio manager believes to be the cyclical nature of the individual investment styles. The Fund’s diversified mix of investment styles is expected to remain fairly stable over time.

The portfolio manager expects to rebalance the Fund’s portfolio periodically. The portfolio manager also regularly monitors the risk and return profiles of the portfolio and each investment style, and considers whether to sell a particular security when any factors materially change, or when a more attractive investment candidate is available.

The Fund may participate in initial public offerings (IPOs). The Fund may also invest a portion of its assets in real estate investment trusts (REITs) and utilize foreign currency exchange contracts, stock index futures contracts, warrants and other derivative instruments. Although the Fund does not expect to invest significantly in derivative instruments during its initial fiscal year, it may do so at any time.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

•       Market Risk

•       Issuer Risk

•       Equity Securities Risk

•       Credit and Counterparty Risk

•       Derivatives Risk

•       Focused Investment Risk

•       IPO Risk

•       Leveraging Risk

•       Liquidity Risk

•       Management Risk

•       REIT and Real Estate-Related Investment Risk

•       Smaller Company Risk

•       Turnover Risk

AllianzGI China Equity Fund	Ticker Symbol:
ALQIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of Chinese companies	Approximate Primary Capitalization Range All capitalizations

	Fund Category International Stocks		Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of Chinese companies. The portfolio managers consider “Chinese companies” as those companies that (i) are incorporated in Mainland China, (ii) derive at least 50% of their revenue or profits from business activities in Mainland China, or (iii) maintain at least 50% of their assets in Mainland China. Under normal circumstances, the Fund will invest primarily in Chinese companies that are incorporated in Mainland China and listed on the Hong Kong Stock Exchange (commonly referred to as “H-shares”) or those that are incorporated internationally and listed on the Hong Kong Stock Exchange (commonly referred to as “Red-chips”). Under normal circumstances, no more than 50% of the Fund’s assets will ordinarily be invested in Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges as A-shares (which are denominated in Renminbi, Mainland China’s currency) or B-shares (which are denominated in the United States dollar and Hong Kong dollar). The Fund may invest in securities of companies with any size market capitalization, including small- and medium-capitalization companies. The Fund may also invest its assets in securities issued in initial public offerings (IPOs). The Fund may gain exposure to equity securities of Chinese companies directly or indirectly, including through exchange-traded funds (ETFs) and participatory notes (“P-Notes”). The Fund may also invest in A-Shares using the Hong Kong-Shanghai Stock Connect (“Stock Connect”) program.

In selecting investments for the Fund, the portfolio manager uses a disciplined, bottom-up security selection methodology. The objective is to identify investment opportunities among large, medium and small capitalization companies that have attractive risk-return profiles based on fundamental analysis and, when necessary, supported by GrassrootsSM Research, as described below. The portfolio manager focuses on growth securities that she believes are trading at reasonable valuations, securities with positive transformations (e.g., re-ratings, or earning surprises) and securities that she believes have turn-around potential. Other characteristics that may be considered during the security selection process include an issuer’s ability to benefit from: growing consumer affluence and brand-building; growing cross-straits ties between the People’s Republic of China and Taiwan; Government fiscal stimuli; and its own rising potential as an industry leader with international competitiveness. The portfolio manager sells securities as she deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In selecting investments, the portfolio manager may seek the input of a global research platform. In addition to traditional research activities, the portfolio manager uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. Under normal circumstances, the portfolio manager typically selects approximately 25 to 50 securities for the Fund.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first seven risks):

•       Market Risk

•       Issuer Risk

•       Equity Securities Risk

•       China-Related Risk

•       Non-U.S. Investment Risk

•       Focused Investment Risk

•       Emerging Markets Risk

•       Credit and Counterparty Risk

•       Currency Risk

•       Derivatives Risk

•       IPO Risk

•       Leveraging Risk

•       Liquidity Risk

•       Management Risk

•       Smaller Company Risk

•       Turnover Risk

AllianzGI Convertible Fund	Ticker Symbol:
ANNPX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consisting of capital appreciation and current income	Fund Focus Convertible securities	Approximate Primary Capitalization Range All capitalizations

	Fund Category Convertible Securities		Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in convertible securities, which include, but are not limited to, corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) equity securities or other securities, such as warrants or options, which provide an opportunity for equity participation. For purposes of this policy, the Fund may also gain exposure to convertible securities through derivatives or other “synthetic” means. The Fund may invest in securities of any market capitalization or credit quality, and may from time to time invest a significant amount of its assets in securities of smaller companies. The Fund may also invest up to 20% of its net assets in nonconvertible debt securities rated below investment grade (rated Ba or below by Moody’s, or BB or below by S&P or Fitch, or if unrated, determined by the Sub-Adviser to be of comparable quality). The Fund may also invest in securities issued by the U.S. government and its agencies and instrumentalities.

The portfolio managers follow a disciplined, fundamental bottom-up research process, which facilitates the early identification of convertible securities issuers demonstrating the ability to improve their fundamental characteristics. The portfolio managers select issuers that exceed minimum fundamental metrics and exhibit the highest visibility of future expected operating performance. The fundamental research process generally includes: a breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; analysis of experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate analysis. The portfolio managers may consider selling a particular security when the portfolio managers perceive a change in company fundamentals, a decline in relative attractiveness to other issues, and/or a decline in industry fundamentals, or if any of the original reasons for purchase materially changes.

The portfolio managers evaluate each security’s investment characteristics as a fixed income instrument as well as its potential for capital appreciation. Under normal market conditions, the portfolio managers seek to capture approximately 60-80% of the upside performance of the underlying equities with 50% or less of the downside exposure.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first nine risks):

•       Market Risk

•       Issuer Risk

•       Convertible Securities Risk

•       Interest Rate Risk

•       Credit and Counterparty Risk

•       Call Risk

•       Equity Securities Risk

•       High Yield Risk

•       Liquidity Risk

•       Derivatives Risk

•       Focused Investment Risk

•       Leveraging Risk

•       Management Risk

•       Smaller Company Risk

•       Turnover Risk

AllianzGI Emerging Markets Consumer Fund	Ticker Symbol:
AERIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Emerging markets consumer-related securities	Approximate Primary Capitalization Range All capitalizations

	Fund Category International Stocks		Dividend Frequency Annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in securities and instruments that are tied economically to emerging markets countries and by investing at least 80% of its net assets (plus borrowings made for investment purposes) in securities of companies in the consumer and consumer-related sectors. The Fund currently defines emerging markets countries as countries with securities markets that are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. The Fund’s portfolio managers consider a security to be tied economically to a country with an emerging securities market if it is classified as an emerging market security by MSCI Inc. (“MSCI”), incorporated in an Emerging Market Country (as defined below), traded on an exchange in an Emerging Market Country or if it has exposure to an Emerging Market Country. The Fund will normally invest primarily in companies located in the countries represented in the Fund’s primary benchmark index, which, as of the date of this Prospectus, is currently the MSCI Emerging Markets Index (“Emerging Market Countries”).

The Fund seeks to capitalize on the economic growth, a significant young population, and expanding middle class consumption within emerging market countries via consumer-related companies. Generally, companies in the consumer and consumer-related sectors are companies principally engaged in the manufacture, sale or distribution of goods and services to consumers. The Fund may generally invest in all industries within the consumer staples, consumer discretionary and health care sectors, and select consumer-oriented industries within information technology, industrials, financials and telecommunications sectors. The consumer staples sector comprises those companies whose consumer products are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. It also includes food and drug retailing companies as well as hypermarkets and consumer super centers. The consumer discretionary sector encompasses those businesses whose consumer products tend to be the most sensitive to economic cycles. Its manufacturing segment includes automotive, household durable goods, leisure equipment and textiles and apparel. Its services segment includes hotels, restaurants and other leisure facilities, media production and services, and consumer retailing and services. The health care sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. Consumer-oriented companies in other sectors may include, but are not limited to, airlines, wireless telecommunications, consumer-related financials, internet software and services, communication equipment and computers and peripherals industries.

The Fund normally invests primarily in common stocks, either directly or indirectly through American Depositary Receipts (ADRs) and other depositary receipts the Fund may also use participatory notes (“P-Notes”) to gain exposure to issuers in certain countries.

The portfolio managers seek to invest in consumer-oriented securities in emerging and developed markets which they believe capitalize on secular growth of the emerging market consumer. The portfolio managers believe that behavioral biases of investors contribute to market inefficiencies, which in turn can be exploited by sophisticated investors. The Fund’s investment universe consists primarily of approximately 1,300 emerging market consumer-related equities within the capitalization range of the MSCI Emerging Markets Index (between $306.43 million and $136.59 billion as of February 28, 2015) and approximately 200 developed market equities that have exposure to emerging markets. The team’s quantitative investment process begins with a proprietary alpha model which blends behavioral and fundamental factors. This multi-factor approach is integrated with a sophisticated risk model to form the basis of portfolio construction, with constraints at the individual security, industry and country levels to manage exposures relative to the benchmark. Additionally, all investment recommendations are thoroughly vetted on a bottom-up basis to confirm the investment thesis and suitability before a purchase or sale. The portfolio managers consider whether to sell a particular security based on its attractiveness in the team’s alpha model, an increase in stock-specific risk metrics, or because they consider the stock to be overly correlated with other stocks in the portfolio. The integrated relationship between research and portfolio management combines the latest research from the academic and investment management communities with real-world portfolio management experience to attempt to maximize excess return opportunities within a framework that seeks to control risk. The investment approach is quantitative in nature, therefore the majority of research is conducted to improve the alpha model, risk model and portfolio construction process.

In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest a portion of its assets in securities issued in initial public offerings (IPOs). The Fund may invest in the securities of issuers of any market capitalization, including smaller capitalization companies. The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund does not expect to invest significantly in derivative instruments during its initial fiscal year, it may do so at any time.

In response to adverse market, economic, political and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

•       Market Risk

•       Issuer Risk

•       Equity Securities Risk

•       Non-U.S. Investment Risk

•       Emerging Markets Risk

•       Focused Investment Risk (Consumer-Related Companies Risk)

•       Credit and Counterparty Risk

•       Currency Risk

•       Derivatives Risk

•       IPO Risk

•       Leveraging Risk

•       Liquidity Risk

•       Management Risk

•       Smaller Company Risk

•       Turnover Risk

AllianzGI Emerging Markets Small-Cap Fund	Ticker Symbol:
ALAIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Emerging markets small-cap securities	Approximate Primary Capitalization Range Comparable to those of companies included in the MSCI Emerging Markets Small Cap Index

	Fund Category International Stocks		Dividend Frequency Annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in securities and instruments that are tied economically to emerging markets countries and by investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with market capitalizations comparable to those of companies included in the MSCI Emerging Markets Small Cap Index (between $79.3 million and $4.7 billion as of February 28, 2015). The Fund currently defines emerging markets countries as countries with securities markets that are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. The Fund’s portfolio managers consider a security to be tied economically to a country with an emerging securities market if it is classified as an emerging market security by MSCI Inc. (“MSCI”), incorporated in an Emerging Market Country (as defined below), traded on an exchange in an Emerging Market Country or if it has exposure to an Emerging Market Country. The Fund will normally invest primarily in companies located in the countries represented in the Fund’s benchmark, which, as of the date of this Prospectus, is currently the MSCI Emerging Markets Small Cap Index (“Emerging Market Countries”). The Fund normally invests primarily in common stocks, either directly or indirectly through American Depositary Receipts (ADRs) and other depositary receipts. The Fund may also use participatory notes (“P-Notes”) to gain exposure to issuers in certain countries and may invest in exchange-traded funds (ETFs) to gain exposure to various markets and for other investment purposes.

The portfolio managers seek to invest in emerging markets small-cap equities which they believe are benefiting from change not yet fully reflected in the market. The portfolio managers believe that behavioral biases of investors contribute to market inefficiencies, which can be exploited by sophisticated investors. The portfolio managers begin with a selection universe of approximately 4,000 emerging markets small-cap securities. Their quantitative investment process uses a proprietary alpha model which blends behavioral and fundamental factors. This multi-factor approach is integrated with a sophisticated risk model to form the basis of portfolio construction, with constraints at the individual security, industry and country levels to manage exposures relative to the benchmark. Additionally, all investment recommendations are thoroughly vetted on a bottom-up basis to confirm the investment thesis and suitability before a purchase or sale. The portfolio managers consider whether to sell a particular security based on its attractiveness in the team’s alpha model, an increase in stock-specific risk metrics, or because they consider the stock to be overly correlated with other stocks in the portfolio. The integrated relationship between research and portfolio management combines the latest research from the academic and investment management communities with real-world portfolio management experience to attempt to maximize excess return opportunities within a framework that seeks to control risk. The investment approach is quantitative in nature, therefore the majority of research is conducted to improve the alpha model, risk model and portfolio construction process.

In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest a portion of its assets in securities issued in initial public offerings (IPOs). The Fund may also invest a portion of its assets in real estate investment trusts (REITs). The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund does not expect to invest significantly in derivative instruments during its initial fiscal year, it may do so at any time.

In response to adverse market, economic, political and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does
so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

•       Market Risk

•       Issuer Risk

•       Equity Securities Risk

•       Non-U.S. Investment Risk

•       Emerging Markets Risk

•       Smaller Company Risk

•       Credit and Counterparty Risk

•       Currency Risk

•       Derivatives Risk

•       Focused Investment Risk

•       IPO Risk

•       Leveraging Risk

•       Liquidity Risk

•       Management Risk

•       REIT and Real Estate-Related Investment Risk

•       Turnover Risk

AllianzGI Europe Equity Dividend Fund
EEDIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Income-producing common stocks of European companies	Approximate Primary Capitalization Range All capitalizations

	Fund Category European stocks		Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by creating a diversified portfolio of equity securities issued by European companies that are expected to pay above-average dividends and that the portfolio managers consider to have high-quality business fundamentals. The Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. The Fund will also normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in securities of European issuers or in cash equivalents or fixed income securities denominated in euros or other European currencies. The Fund currently considers European countries to include the European Union member states, Norway, Iceland, Russia, Switzerland and Turkey. Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. The Fund’s portfolio will normally consist of 30-60 securities.

The Fund may invest in emerging markets and in non-European markets. The Fund may hold deposit and money market instruments in an aggregate amount of up to 20% of Fund assets. The Fund may participate in initial public offerings (“IPOs”). The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies, and is not subject to any asset allocation guidelines based on country or sector.

The investment selection process focuses on European companies that the portfolio managers expect to pay dividends above the market average, and that the portfolio managers believe have business models and cash flow generation to support sustained dividend payments. The portfolio managers will typically incorporate both macroeconomic and issuer-specific analysis into their investment process. The portfolio managers will analyze target companies’ dividend payout policies, their dividend payment histories, their current balance sheet positions and their potential for generating sufficient cash flow to sustain dividend payments in the future. For each potential investment target, the portfolio managers will typically perform detailed bottom-up cash flow analysis, including consideration of competitive position, bargaining power with customers, sales and distribution prospects, operating expenses, working capital and capital expenditure needs and interest and tax expenses. Under normal circumstances, every stock in the portfolio is expected to be a dividend-paying stock. The portfolio managers will consider reducing or eliminating positions in stocks that cease to satisfy the managers’ yield and other criteria.

In making their investment decisions, the portfolio managers typically take into account both company-specific research and macroeconomic insights from the global network of analysts of the broader Allianz Global Investors organization and may meet with key executives of selected issuers. In addition to traditional research activities, the portfolio managers will use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

In addition to equity securities (such as preferred stocks, convertible securities and warrants), the Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. The Fund also may employ a strategy of writing (selling) call options, typically on common stocks held in its portfolio; such strategy is intended to enhance Fund distributions and reduce overall portfolio risk, though there is no assurance that it will succeed. The Fund may achieve its exposure to European securities either directly, or through equity-linked securities or derivatives, or through depository receipts such as American Depositary Receipts (ADRs). Although the Fund does not intend to invest significantly in derivative instruments, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

•       Market Risk

•       Issuer Risk

•       Equity Securities Risk

•       Focused Investment Risk

•       Non-U.S. Investment Risk

•       Smaller Company Risk

•       Credit and Counterparty Risk

•       Currency Risk

•       Derivatives Risk

•       Emerging Markets Risk

•       IPO Risk

•       Leveraging Risk

•       Liquidity Risk

•       Management Risk

•       Turnover Risk

AllianzGI Global Managed Volatility Fund
AVYIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Global All Cap Equity Securities	Approximate Primary Capitalization Range All capitalizations

	Fund Category Blend Stocks		Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by creating a portfolio of global equities that manages overall portfolio volatility. The Fund normally invests primarily in equity securities of companies located both in the U.S. and outside of the U.S., and will not invest the greater of: (i) 50% of its net assets, or (ii) a portion of its net assets equal to 5% more than the applicable country’s weight in the MSCI World Index, in companies within any single country (including the U.S.). As of February 28, 2015, the capitalization weighting of the U.S. in the MSCI World Index was approximately 57.69%. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies. The Fund may also invest in initial public offerings (IPOs). The Fund will normally focus its investments in developed countries, but reserves the flexibility to invest in emerging market securities as well.

The portfolio managers use a dynamic quantitative process combined with a fundamentals-based, actively managed security selection process to make individual security and sector selection decisions. Under the Sub-Adviser’s managed volatility strategy, the portfolio managers seek to emphasize stocks that exhibit a lower sensitivity to broader market movements (or “beta”), as they believe that stocks with higher betas are not rewarded with commensurately higher returns by the market. The portfolio construction process is iterative in nature. Initially, the portfolio managers build a fully invested and diversified portfolio subject to country, sector, capitalization and security constraints with a goal of minimizing total volatility as measured by the standard deviation of returns (a measure of risk) with a preference for investments with risk profiles that are generally lower than in the market. The team then overlays a proprietary stock selection model and seeks to build a final portfolio of stocks that considers the trade off between volatility and sources of relative outperformance (or “alpha”). The portfolio managers consider whether to sell a particular security when the model identifies that any of the above factors materially changes, or when a more attractive investment candidate is available.

The Fund may have a high portfolio turnover rate, which may be in excess of 150%.

In addition to equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments, the Fund may invest in securities issued in initial public offerings (IPOs) and real estate investment trusts (REITs), and utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

•       Market Risk

•       Issuer Risk

•       Equity Securities Risk

•       Credit and Counterparty Risk

•       Currency Risk

•       Derivatives Risk

•       Emerging Markets Risk

•       Focused Investment Risk

•       IPO Risk

•       Leveraging Risk

•       Liquidity Risk

•       Management Risk

•       Non-U.S. Investment Risk

•       REIT and Real Estate-Related Investment Risk

•       Smaller Company Risk

•       Turnover Risk

AllianzGI Global Sustainability Fund
ASTNX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Global Equity Securities	Approximate Primary Capitalization Range All capitalizations

	Fund Category Global Stocks		Dividend Frequency Annually

The Fund seeks to achieve its investment objective by creating a portfolio of global equities with a focus on companies that the portfolio managers believe exhibit strong records with respect to environmental, social, and corporate governance (“ESG”) factors. The Fund normally invests primarily in equity securities and equity-related instruments of both U.S. and non-U.S. companies, including emerging market securities. Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. Under normal market conditions, the Fund will invest at least 40% of its assets in non-U.S. securities. Notwithstanding the previous sentence, if the weighting of non-U.S. securities in the Dow Jones Sustainability World Index drops below 45%, the Fund may invest a lower amount in non-U.S. securities, which will normally be such that the minimum level for non-U.S. securities will be 5% below the weighting of non-U.S. securities in the Dow Jones Sustainability World Index as of the most recently published month-end composition. As of February 28, 2015, the capitalization weighting of non-U.S. securities in the Dow Jones Sustainability World Index was approximately 71.04% The portfolio managers intend to diversify the Fund’s investments across geographic regions and economic sectors. The Fund intends, but is not required, to hold stocks that are not included in the benchmark index. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies.

The portfolio managers begin with an investment universe comprised of more than 3,000 equity securities and assess individual securities using a disciplined investment process that integrates a focus on the ESG records of the issuers of such securities with proprietary fundamental, company-specific research and quantitative analysis.

The portfolio managers use a proprietary ESG model to evaluate and rate the securities in the investment universe. The portfolio managers believe that there are long-term benefits in an investment philosophy that attaches material weight to certain issues not captured by traditional investment analysis, such as the environment, workplace relations, human rights, community relations, product safety and impact, and corporate governance and business ethics. The portfolio managers also believe that investing in companies with strong records for managing ESG risks can generate long-term competitive financial returns and positive societal impact and that companies that do not exhibit strong records with respect to ESG factors may be at a greater long-term risk of negative economic consequences. With respect to ESG factors, the portfolio managers will aim to invest the majority of the Fund’s portfolio in stocks rated as best-in-class (i.e., top 30%), while avoiding stocks rated worst-in-class (i.e., bottom 30%).

        The portfolio managers then analyze specific companies for possible investment through a disciplined, fundamental, bottom up-research process and quantitative analysis. In doing so, the portfolio managers ordinarily focus first on “quality” companies (companies with stable, above average returns). In identifying quality companies, the portfolio managers ordinarily look for companies that exhibit some or all of the following characteristics: a strong record with respect to ESG factors; long-term competitive advantage; a strong balance sheet; high barriers to entry in the company’s industry or area of business; experienced and respected management; and a strong record of capital discipline. The portfolio managers then seek to identify quality companies that exhibit growth characteristics (companies that the portfolio managers believe are expected to grow returns over and above the cost of capital). The portfolio managers construct the Fund’s portfolio with the expectation that stock-specific risk will drive the Fund’s returns over a complete market cycle and may reallocate the portfolio’s holdings in attempting to mitigate other risk factors, such as currency risk, country/regional risk, investment style risk, and sector risk, among others. Under normal circumstances, the portfolio managers typically select approximately 45 to 65 stocks for the Fund.

In connection with its ESG-related investment activities, the Fund may engage in a variety of activities, both as a shareholder in certain portfolio companies (“Downstream Actions”) and as a participant in broader investor and corporate initiatives (“Upstream Actions”).

The Fund’s Downstream Actions are intended to raise issues related to ESG factors with the management of certain portfolio companies and to protect long-term investor interests. In seeking to accomplish these goals, the Fund may engage in active share ownership of its portfolio companies, including by initiating or supporting shareholder resolutions, voting shareholder proxies and engaging in dialogue with the management.

The Fund’s Upstream Actions are intended to encourage more sustainable government policies, financial markets and corporate practices in keeping with the Fund’s focus on issues related to ESG factors. In seeking to accomplish this goal, the Fund may participate in corporate or multi-stakeholder initiatives and investor networks that promote corporate social responsibility.

In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The portfolio managers regularly monitor the ESG ratings of individual holdings, the risk and return profile of the portfolio, and each investment style within the portfolio and may consider whether to sell a particular security when any of the above factors materially changes, or when a more attractive investment candidate is available.

In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments, the Fund may invest in securities issued in initial public offerings (IPOs). The Fund may also utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund does not intend to invest significantly in derivative instruments during its initial fiscal year, it may do so at any time.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

•       Market Risk

•       Issuer Risk

•       Equity Securities Risk

•       Non-U.S. Investment Risk

•       Sustainable Investing Risk

•       Credit and Counterparty Risk

•       Currency Risk

•       Derivatives Risk

•       Emerging Markets Risk

•       Focused Investment Risk

•       IPO Risk

•       Leveraging Risk

•       Liquidity Risk

•       Management Risk

•       Smaller Company Risk

•       Turnover Risk

AllianzGI Global Water Fund	Ticker Symbol:
AWTIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of water-related companies worldwide	Approximate Primary Capitalization Range All capitalizations

	Fund Category Sector-Related Stocks		Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that are represented in one or more of the S&P Global Water Index, the Palisades Water or Global Water Indices or the S-Network Global Water Index (Composite), or that are substantially engaged in water-related activities. For purposes of the 80% test, the portfolio manager considers a company to be “substantially engaged” in water-related activities if it derives at least 50% of its revenues or profits from, or devotes at least 50% of its assets to, such activities. The portfolio manager considers “water-related activities” as those commercial activities that relate to the quality or availability of or demand for potable and non-potable water and include but are not necessarily limited to the following: water production, storage, transport and distribution; water supply-enhancing or water demand-reducing technologies and materials; water planning, control and research; water conditioning, such as filtering, desalination, disinfection and purification; sewage and liquid waste treatment; and water delivery-related equipment and technology, consulting or engineering services relating to any of the above-mentioned activities. See “Summary of Principal Risks—Water-Related Risk” in the applicable Prospectus. The Fund’s portfolio manager is not constrained by capitalization limitations. The Fund invests, under normal circumstances, at least 40% of its total assets in non-U.S. securities, and allocates its investments among securities of issuers located in at least eight different countries (which may include the United States). The Fund may invest in emerging market securities. The Fund may also purchase securities in initial public offerings (IPOs).

In making investment decisions for the Fund, the portfolio manager selects investments on a bottom-up basis irrespective of market capitalization, geography, industry/sector or growth- or value-orientation. In selecting investments for the Fund, the portfolio manager ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. In analyzing specific companies for possible investment, the portfolio manager may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio manager sells securities as he deems appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In selecting investments, the portfolio manager may seek the input of a global research platform, regional portfolio managers and single country managers. In addition to traditional research activities, the portfolio manager uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. Under normal circumstances, the portfolio manager typically selects approximately 25 to 60 securities for the Fund.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

•       Market Risk

•       Issuer Risk

•       Equity Securities Risk

•       Water-Related Risk

•       Focused Investment Risk

•       Non-U.S. Investment Risk

•       Credit and Counterparty Risk

•       Currency Risk

•       Derivatives Risk

•       Emerging Markets Risk

•       IPO Risk

•       Leveraging Risk

•       Liquidity Risk

•       Management Risk

•       Smaller Company Risk

•       Turnover Risk

AllianzGI High Yield Bond Fund	Ticker Symbol:
AYBIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks a high level of current income and capital growth	Fund Focus Higher yielding fixed income securities	Credit Quality Minimum 80% of assets below rated Ba/BB or below

	Fund Category Fixed Income Securities		Dividend Frequency Monthly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in high yield securities (“junk bonds”), which are fixed income securities rated below investment grade (rated Ba or below by Moody’s, or BB or below by S&P or Fitch, or if unrated, determined by the Sub-Adviser to be of comparable quality). The Fund’s fixed income securities may be fixed-, variable- or floating-rate. The Fund invests across the entire range of maturities of high yield securities.

The portfolio managers follow a disciplined, fundamental bottom-up research process, which facilitates the early identification of high yield issuers demonstrating their ability to improve their fundamental characteristics. The portfolio managers select issuers that exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. The portfolio managers look for the following in high yield investment candidates: ability to exceed market expectations of operating earnings; the potential for bond rating upgrades; debt reduction capabilities; the ability to secure other sources of capital; and the potential to be recognized as an acquisition candidate. The fundamental research process generally includes: breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate. The portfolio managers may consider selling a particular security when the portfolio managers perceive a change in credit fundamentals, a decline in relative attractiveness to other issues, and/or a decline in industry fundamentals, or if any of the original reasons for purchase materially changes.

The Fund may invest in the securities of issuers of any market capitalization, including smaller capitalization companies. The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

•       Market Risk

•       Issuer Risk

•       Interest Rate Risk

•       High Yield Risk

•       Credit and Counterparty Risk

•       Liquidity Risk

•       Derivatives Risk

•       Focused Investment Risk

•       Leveraging Risk

•       Management Risk

•       Smaller Company Risk

•       Turnover Risk

AllianzGI International Growth Fund	Ticker Symbol:
ALOIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Non-U.S. companies with the potential for long-term growth	Approximate Primary Capitalization Range All capitalizations

	Fund Category International Stocks		Dividend Frequency Annually

The Fund seeks to achieve its investment objective by creating a diversified portfolio of non-U.S. stocks exhibiting long-term growth and quality characteristics. The portfolio managers will attempt to include in the Fund’s portfolio securities that exhibit the greatest combination of earnings and cash flow growth potential, quality (as reflected in consistent business fundamentals) and attractive valuation. The Fund will normally invest primarily in non-U.S. securities, including emerging market securities, and is not limited in the percentage of its assets that it may invest in any one country, region or geographic area. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies. The Fund may invest in initial public offerings (IPOs).

The portfolio managers will follow a disciplined, bottom-up approach to stock selection that is based on fundamental, company-specific analysis. The Fund will target investments in companies primarily based on analysis of three criteria: structural growth, quality and valuation.

•       Structural Growth. In identifying issuers likely to benefit from structural growth, the portfolio managers will seek out issuers with superior business models, best-in-class technology and exposure to secular market growth drivers in order to compound issuers’ earnings and cash flows over the long term.

•       Quality. In evaluating the quality of potential investment targets, the portfolio managers will consider issuers’ balance sheet strength, long-term competitive position and the presence of barriers to entry to defend pricing power over the long term. Management quality with regards to implementation of operational excellence and with regards to making superior capital allocation decisions is also taken into consideration.

•       Valuation. The portfolio managers will make investments in companies whose potential value they believe is not yet reflected in market valuations, and whose ability to satisfy the Funds’ key investment criteria is likely to be sustainable in the long-term.

The investment decisions of the portfolio managers will not be guided by sector or geography, weightings of the Fund’s performance benchmark or any other index.

The portfolio managers will receive insights from the global network of analysts of the broader Allianz Global Investors organization and will meet in person with key executives of selected issuers. In addition to traditional research activities, the portfolio managers will use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

In addition to equity securities (such as preferred stocks, convertible securities and warrants), the Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments, as well as access products such as participatory notes. Although the Fund does not expect to invest significantly in derivative instruments, it may do so at any time. The Fund may achieve its exposure to non-U.S. securities either directly or through depository receipts such as American Depositary Receipts (ADRs). In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

•       Market Risk

•       Issuer Risk

•       Equity Securities Risk

•       Non-U.S. Investment Risk

•       Smaller Company Risk

•       Emerging Markets Risk

•       Credit and Counterparty Risk

•       Currency Risk

•       Derivatives Risk

•       Focused Investment Risk

•       IPO Risk

•       Leveraging Risk

•       Liquidity Risk

•       Management Risk

•       Turnover Risk

AllianzGI International Small-Cap Fund	Ticker Symbol:
ALOIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation	Fund Focus Equity securities of smaller non-U.S. companies	Approximate Primary Capitalization Range Less than $5 billion

	Fund Category International Growth Stocks		Dividend Frequency At least annually

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations. The Fund currently considers smaller market capitalization companies to be companies with market capitalizations of below $5 billion. The Fund normally invests principally in securities of issuers located outside the United States and allocates its investments among at least eight different countries. The Fund may invest up to 30% of its assets in emerging market securities (but no more than 10% in any one emerging market country). The Fund may invest in initial public offerings (IPOs).

Regional portfolio managers in Europe and Asia collaborate to produce a portfolio that is believed likely to have the best investment opportunities from each of those regions. The allocation of Fund assets among these regions is set from time to time and is expected to be comparable to those in the MSCI World ex USA Small Cap Index. The lead portfolio manager oversees weighting determinations and has discretion to deviate from the regional weights of the MSCI World ex USA Small Cap Index. In making investment decisions for the Fund, the portfolio managers develop forecasts of economic growth, inflation and interest rates that are used to help identify regions and countries that are likely to offer the best investment opportunities. The portfolio managers may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which a company is located. In addition, the portfolio managers ordinarily look for the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or market share; a strong balance sheet; superior management; and differentiated or superior products and services or a steady stream of new products and services. The portfolio managers in each region may approach country, region and security selection in different orders and may weight the above factors and characteristics differently from one another. Investments are not restricted to companies with a record of dividend payments. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the fund’s investment objectives and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

•       Market Risk

•       Issuer Risk

•       Equity Securities Risk

•       Non-U.S. Investment Risk

•       Emerging Markets Risk

•       Smaller Company Risk

•       Credit and Counterparty Risk

•       Currency Risk

•       Derivatives Risk

•       Focused Investment Risk

•       IPO Risk

•       Leveraging Risk

•       Liquidity Risk

•       Management Risk

•       Turnover Risk

AllianzGI Micro Cap Fund	Ticker Symbol:
AMCIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation	Fund Focus Micro-capitalization common stocks	Approximate Primary Capitalization Range Similar to Russell Microcap Growth Index

	Fund Category Growth Stocks		Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of micro-cap companies. The Fund currently defines micro-cap companies as those with market capitalizations comparable to companies included in the Russell Microcap Growth Index (between $4 million and $3.98 billion as of February 28, 2015). The Fund may invest in initial public offerings (IPOs).

The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance and related multiple expansion. Company specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will not be short-lived but rather a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially changes or a more attractive total return candidate is identified. The portfolio managers may consider the capitalization of the Fund’s holdings in making sell decisions.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

•       Market Risk

•       Issuer Risk

•       Equity Securities Risk

•       Smaller Company Risk

•       Credit and Counterparty Risk

•       Derivatives Risk

•       Focused Investment Risk

•       IPO Risk

•       Leveraging Risk

•       Liquidity Risk

•       Management Risk

• Turnover Risk

AllianzGI NFJ Emerging Markets Value Fund	Ticker Symbol:
AZMIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of companies domiciled in emerging market countries	Approximate Primary Capitalization Range Greater than $500 million

	Fund Category International Stocks		Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are domiciled in or tied economically to countries with emerging securities markets—that is, countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Most countries with emerging securities markets are located in Asia, Africa, the Middle East, Latin America and Eastern Europe. The Fund may achieve its exposure to non-U.S. equity securities in several ways, including through investing in American Depositary Receipts (ADRs) and other depositary receipts, in addition to direct investments in the securities of non-U.S. issuers. The Fund may also utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments, as well as access products such as participatory notes. Additionally, the Fund may invest in certain eligible Chinese securities (“China A-shares”) listed and traded on the Shanghai Stock Exchange through the Hong Kong - Shanghai Stock Connect (“Stock Connect”) program. Although the Fund does not expect to invest significantly in foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments, it may do so at any time.

In selecting investments for the Fund, the portfolio managers use a value investing style focusing on equity securities of companies whose securities the portfolio managers believe have low valuations, including smaller capitalization securities and real estate investment trusts (REITs). The portfolio managers partition the Fund’s initial selection universe of non-U.S. and U.S. companies for dividend-paying value opportunities across the emerging markets to determine potential holdings for the Fund representing broad diversification by sector, industry, country and issue. The portfolio managers use quantitative factors to screen the Fund’s selection universe, analyzing factors such as price-to-earnings ratios (i.e., share price relative to a company’s earnings), dividend yield, price-to-book ratios (i.e., share price relative to a company’s balance sheet value), price-to-cash-flow ratios (i.e., share price relative to a company’s cash flow). After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 125 to 175 securities for the Fund. The portfolio managers may consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security demonstrates a lower price-to-earnings ratio, a higher dividend yield or other, favorable qualitative metrics.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

•       Market Risk

•       Issuer Risk

•       Equity Securities Risk

•       Non-U.S. Investment Risk

•       Emerging Markets Risk

•       Smaller Company Risk

•       Credit and Counterparty Risk

•       Currency Risk

•       Derivatives Risk

•       Focused Investment Risk

•       Liquidity Risk

•       Management Risk

• REIT and Real Estate-Related Investment Risk • Turnover Risk

AllianzGI NFJ Global Dividend Value Fund	Ticker Symbol:
ANUIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income	Fund Focus Income-producing common stocks of U.S. and non-U.S. companies with potential for capital appreciation	Approximate Primary Capitalization Range In excess of $1 billion

	Fund Category Global Stocks		Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing primarily in common stocks of U.S. and non-U.S. companies with market capitalizations in excess of $1 billion. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that pay or are expected to pay dividends. The Fund will, under normal circumstances, invest at least 40% of its total assets in non-U.S. securities and at least 25% of its total assets in U.S. securities, and will allocate its investments among securities of issuers located in at least three different countries (which may include the United States). The Fund will normally invest no more than 30% of its total assets in emerging market securities. The Fund may achieve its exposure to non-U.S. equity securities in several ways, including through investing in American Depositary Receipts (ADRs) and other depositary receipts, in addition to direct investments in the securities of non-U.S. issuers. The Fund may also invest a portion of its assets in real estate investment trusts (REITs).

In selecting investments for the Fund, the portfolio managers use a value investing style focusing on equity securities of companies whose securities the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe of U.S. and non-U.S. companies. The portfolio managers classify the Fund’s selection universe by industry (without regard to geographic concentration) in order to determine potential holdings for the Fund representing a broad range of industry groups. Within each industry group, the portfolio managers further narrow the universe by analyzing factors such as price-to-earnings ratios (i.e., share price relative to a company’s earnings), dividend yield, price-to-book ratios (i.e., share price relative to a company’s balance sheet value), price-to-cash-flow ratios (i.e., share price relative to a company’s cash flow) and price momentum (i.e., changes in stock price relative to changes in overall market prices). After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 securities for the Fund. The portfolio managers may consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or other, favorable qualitative metrics.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

•       Market Risk

•       Issuer Risk

•       Equity Securities Risk

•       Non-U.S. Investment Risk

•       Emerging Markets Risk

•       Smaller Company Risk

•       Credit and Counterparty Risk

•       Currency Risk

•       Focused Investment Risk

•       Leveraging Risk

•       Liquidity Risk

•       Management Risk

•       REIT and Real Estate-Related Investment Risk

•       Turnover Risk

AllianzGI NFJ International Small-Cap Value Fund	Ticker Symbol:
AJVIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Undervalued equity securities of non-U.S. companies with small capitalizations	Approximate Primary Capitalization Range Between $500 million and $5 billion

	Fund Category Value Stocks		Dividend Frequency Annually

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities (such as preferred stocks, convertible securities and warrants) with smaller market capitalizations. The Fund currently considers smaller market capitalization companies to be companies with market capitalization of between $500 million and $5 billion. Under normal circumstances, the Fund expects to invest at least 65% of its net assets in non-U.S. equity securities. The Fund may invest up to 20% of its assets in emerging market securities. The Fund may also achieve its exposure to non-U.S. equity securities through investing in American Depositary Receipts (ADRs).

The portfolio managers seek stocks that are attractively priced, based on their industry relative P/E multiples and dividend yields. The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe are undervalued. The portfolio managers partition the Fund’s selection universe by industry and then identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe, analyzing factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. After narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select securities for the Fund. In addition to common stocks and other equity securities, the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first nine risks):

•       Market Risk

•       Issuer Risk

•       Equity Securities Risk

•       Non-U.S. Investment Risk

•       Credit and Counterparty Risk

•       Currency Risk

•       Emerging Markets Risk

•       Smaller Company Risk

•       Liquidity Risk

•       Derivatives Risk

•       Focused Investment Risk

•       IPO Risk

•       Management Risk

• Turnover Risk
• Management Risk • Turnover Risk

AllianzGI NFJ International Value II Fund	Ticker Symbol:
NFJIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Undervalued equity securities of non-U.S. companies with capitalizations greater than $1 billion	Approximate Primary Capitalization Range Greater than $1 billion

	Fund Category International Stocks		Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in non U.S. equity securities with market capitalizations greater than $1 billion. The Fund normally invests a significant portion of its assets in securities that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may invest up to 20% of its assets in emerging market securities. The Fund may also achieve its exposure to non-U.S. equity securities through investing in American Depositary Receipts (ADRs). The Fund normally will allocate its investments among securities of issuers located in at least three different countries (which may include the United States).

The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe are undervalued. The portfolio managers partition the Fund’s selection universe by industry to identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. The portfolio managers use quantitative factors to screen the Fund’s selection universe analyzing factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 75 to 125 securities for the Fund. The portfolio managers consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or favorable qualitative metrics.

In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

•      Market Risk

•      Issuer Risk

•      Equity Securities Risk

•      Non-U.S. Investment Risk

•      Emerging Markets Risk

•      Smaller Company Risk

•      Credit and Counterparty Risk

•      Currency Risk

•      Focused Investment Risk

•      Liquidity Risk

•      Management Risk

•      Turnover Risk

AllianzGI Short Duration High Income Fund	Ticker Symbol:
ASHIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks a high level of current income with lower volatility than the broader high yield market	Fund Focus High Yield Bonds and Bank Loans	Credit Quality Minimum 80% of assets rated Ba/BB or below

	Fund Category Fixed Income Securities		Dividend Frequency Monthly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in debt securities (“junk bonds”) issued by public and private companies, which are rated below investment grade (rated Ba or below by Moody’s or BB or below by S&P or Fitch, or if unrated, determined by the Sub-Adviser to be of comparable quality), while maintaining an average duration of less than three years, and in derivatives and other synthetic instruments that have economic characteristics similar to such debt securities. Derivatives transactions may have the effect of either magnifying or limiting the Fund’s gains and losses. Duration is a measure of the weighted average maturity of cash flows on the bonds held by the Fund and can be used by the portfolio managers as a measure of the sensitivity of the market value of the Fund’s portfolio to changes in interest rates. Generally, the longer the duration of the Fund, the more sensitive its market value will be to changes in interest rates. To illustrate the effects of changes in interest rates on a portfolio with a similar average duration, generally, a portfolio with an average duration of three years would be expected to fall approximately 3% if interest rates rose by one percentage point.

The Fund may invest up to 20% of its assets in bank loans. The Fund may invest up to 20% of its assets in non-U.S. securities, which will typically be U.S. dollar-denominated but may also include securities denominated in non-U.S. currencies.

The Fund invests in high yield securities (“junk bonds”) and bank loans, collecting coupons, and protecting from adverse market conditions, with incremental benefit from capital preservation. The Fund will invest less than 10% of its net assets in securities rated CCC or below by Standard and Poor’s.

The portfolio managers apply a disciplined investment approach, making use of fundamental research, to construct a portfolio for investment. The team’s fundamental research process includes: breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; evaluation of the experience and quality of a company’s management team; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and analysis of the macroeconomic climate. In selecting specific debt instruments for investment, the portfolio managers may look to such factors as the issuer’s creditworthiness, the investment’s yield in relation to its credit quality and the investment’s relative value in relation to the high yield market. The portfolio managers seek to construct a portfolio with lower volatility than the broader high yield market in part through the Fund’s approach to duration and credit quality. The portfolio managers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

•       Fixed Income Risk

•       High Yield Risk

•       Market Risk

•       Issuer Risk

•       Interest Rate Risk

•       Credit and Counterparty Risk

•       Confidential Information Access Risk

•       Derivatives Risk

•       Liquidity Risk

•       Management Risk

•       Non-U.S. Investment Risk

•       Smaller Company Risk

AllianzGI Ultra Micro Cap Fund	Ticker Symbol:
AUMIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation	Fund Focus Ultra micro-capitalization common stocks	Approximate Primary Capitalization Range Less than two times the weighted average of Russell Microcap Growth Index

	Fund Category Growth Stocks		Dividend Frequency At least annually

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of ultra micro-cap companies. The Fund currently defines ultra micro-cap companies as those with market capitalizations less than two times the weighted average of the Russell Microcap Growth Index, i.e., capitalizations less than $1.44 billion as of February 28, 2015. Under normal market conditions, the Fund expects to maintain a weighted average market capitalization below that of the Russell Microcap Growth Index ($720 million as of February 28, 2015). The Fund may invest in initial public offerings (IPOs).

The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance and related multiple expansion. Company specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will not be short-lived but rather a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially changes or a more attractive total return candidate is identified. The portfolio managers may consider the capitalization of the Fund’s holdings in making sell decisions.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

•       Market Risk

•       Issuer Risk

•       Equity Securities Risk

•       Smaller Company Risk

•       Credit and Counterparty Risk

•       Derivatives Risk

•       Focused Investment Risk

•       IPO Risk

•       Leveraging Risk

•       Liquidity Risk

•       Management Risk

•       Turnover Risk

AllianzGI U.S. Small-Cap Growth Fund	Ticker Symbol:
AEMIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation	Fund Focus Smaller capitalization common stocks	Approximate Primary Capitalization Range Below the highest market capitalization of companies represented in the Russell 2000 Growth Index

	Fund Category Growth Stocks		Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of U.S. companies with smaller market capitalizations. The Fund currently defines “U.S. companies” as those companies whose securities are traded in U.S. markets and that (i) are organized or headquartered in the United States or (ii) are designated as U.S. companies by commonly recognized market data services. The Fund currently considers smaller market capitalization companies to be companies with market capitalizations that are below the highest market capitalization of companies represented in the Russell 2000 Growth Index (approximately $9.94 billion as of February 28, 2015). The Fund may continue to hold securities of a portfolio company that subsequently appreciates above the smaller market capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in smaller market capitalization stocks at any given time. The Fund may invest in initial public offerings (IPOs).

The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance and related multiple expansion. Company specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will not be short-lived but rather a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially changes or a more attractive total return candidate is identified. The portfolio managers may consider the capitalization of the Fund’s holdings in making sell decisions.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

•       Market Risk

•       Issuer Risk

•       Equity Securities Risk

•       Credit and Counterparty Risk

•       Derivatives Risk

•       Focused Investment Risk

•       IPO Risk

•       Leveraging Risk

•       Liquidity Risk

•       Management Risk

•       Smaller Company Risk

•       Turnover Risk

AllianzGI Emerging Markets Opportunities Fund	Ticker Symbol:
AOTIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation	Fund Focus Emerging market stocks	Approximate Primary Capitalization Range All capitalizations

	Fund Category International Stocks		Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in securities of companies that are tied economically to countries with emerging securities markets—that is, countries with securities markets that are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. The Fund’s portfolio managers consider a security to be tied economically to a country with an emerging securities market if it is classified as an emerging market security by MSCI Inc. (“MSCI”), incorporated in an Emerging Market Country (as defined below), traded on an exchange in an Emerging Market Country or if it has exposure to an Emerging Market Country. The Fund will normally invest primarily in companies located in the countries represented in the Fund’s benchmark, the MSCI Emerging Markets Index (“Emerging Market Countries”), and have exposure to at least 5 Emerging Market Countries. The Fund normally invests primarily in common stocks, either directly or indirectly through depositary receipts. The Fund may invest up to 20% of its net assets in securities of U.S. companies.

The portfolio managers seek to invest in emerging markets equities which they believe are benefiting from change not yet fully reflected in the market. Members of the portfolio management team believe that behavioral biases of investors contribute to market inefficiencies. The team’s quantitative investment process begins with a proprietary alpha model which blends behavioral and fundamental factors. This multi-factor approach is integrated with a sophisticated risk model to form the basis of portfolio construction, with constraints at the individual security, industry and country levels to manage exposures relative to the benchmark. Additionally, all investment recommendations are thoroughly vetted on an individual company level to confirm the investment rationale and suitability before a purchase or sale. The portfolio managers consider whether to sell a particular security based on its attractiveness in the team’s alpha model, an increase in stock-specific risk, or because the stock is highly correlated with other stocks in the portfolio. The integrated relationship between research and portfolio management combines the latest research from the academic and investment management communities with real-world portfolio management experience to attempt to maximize excess return opportunities within a framework that seeks to control risk. The investment approach is quantitative in nature, therefore the majority of research is conducted to improve the alpha model, risk model and portfolio construction process.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first seven risks):

•       Market Risk

•       Issuer Risk

•       Equity Securities Risk

•       Non-U.S. Investment Risk

•       Emerging Markets Risk

•       Focused Investment Risk

•       Smaller Company Risk

•       Credit and Counterparty Risk

•       Currency Risk

•       Derivatives Risk

•       Leveraging Risk

•       Liquidity Risk

•       Management Risk

•       Turnover Risk

AllianzGI Focused Growth Fund	Ticker Symbol: PGFIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks capital appreciation	Fund Focus Larger capitalization common stocks	Approximate Primary Capitalization Range $1 billion or more

	Fund Category Growth Stocks		Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities of U.S. companies with market capitalizations of at least $1 billion. The Fund may also invest up to 20% of its assets in non-U.S. securities (but no more than 10% in any one non-U.S. country or 10% in emerging market securities). At times, depending on market and other conditions, the Fund may also invest a significant percentage of its assets in a small number of business sectors or industries. The portfolio managers normally select 25 to 45 large cap growth stocks for the Fund’s portfolio. The portfolio managers attempt to include in the Fund’s portfolio securities that exhibit the greatest combination of earnings growth potential, quality (as reflected in consistent business fundamentals) and attractive valuation.

In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow or earnings through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio managers use Grassrootssm Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

•       Market Risk

•       Issuer Risk

•       Equity Securities Risk

•       Focused Investment Risk

•       Credit and Counterparty Risk

•       Currency Risk

•       Derivatives Risk

•       Emerging Markets Risk

•       Leveraging Risk

•       Liquidity Risk

•       Management Risk

•       Non-U.S. Investment Risk

•       Turnover Risk

AllianzGI Global Natural Resources Fund	Ticker Symbol: RGLIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of U.S. and non-U.S. natural resources companies	Approximate Primary Capitalization Range All capitalizations

	Fund Category Sector-Related Stocks		Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are associated with natural resources, including those companies that are principally engaged in the research, development, manufacturing, extraction, distribution or sale of materials, energy or goods related to the Agriculture, Energy, Materials or Commodity-Related Industrials sectors. The Fund considers (i) the Agriculture sector to include products such as grain, vegetable oils, livestock and agricultural-type products such as coffee; (ii) the Energy sector to include products such as coal, natural gas, oil, alternative energy and electricity; (iii) the Materials sector to include products such as chemicals & fertilizers, constructions materials, industrial metal, precious metal, steel, minerals and paper products; and (iv) the Commodity-Related Industrials sector to include industrial firms that manufacture tools, equipment and goods used in the development and production of commodities or that maintain infrastructure used in their transportation.

Under normal conditions, the portfolio managers seek to allocate investments across a range of investment opportunities and businesses in the Agriculture, Energy, Materials and Commodity-Related Industrials sectors. Investments in these sectors can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, global commodity prices, tax and other government regulations, or natural phenomena around the world.

The Fund expects to invest most of its assets in U.S. and non-U.S. common stocks. Under normal circumstances, the Fund will invest a minimum of 1/3 of its assets in non-U.S. securities and will allocate its investments among securities of issuers located in at least eight different countries (which may include the United States).

The Fund’s portfolio managers will evaluate the relative attractiveness of individual commodity cycles, including supply-demand fundamentals, pricing outlook and impact on U.S. and non-U.S. macroeconomic indicators like inflation. In addition, the portfolio managers may make use of internally and externally developed forecasts of economic growth, inflation and interest rates to help identify industry sectors, regions and individual countries (including emerging market countries) that the portfolio managers believe are likely to offer the best investment opportunities.

The portfolio managers seek to evaluate the degree to which companies’ earnings are linked to the price changes of the commodities to which those companies are exposed, as well as companies’ fundamental value and prospects for growth. The portfolio managers focus on those companies that they expect will appreciate in value as relevant commodity prices increase and have higher than average rates of growth and/or strong potential for capital appreciation independent of underlying commodity price inflation. During periods of low expected inflation for an individual commodity, the portfolio managers will give more weight to non-inflation criteria for companies linked to that commodity. The portfolio managers sell securities as the portfolio managers deem appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio managers use Grassrootssm Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. The Fund may also invest up to 10% of its net assets in securities issued by other investment companies, included exchange-traded funds (“ETFs”). The Fund may also invest in securities issued in initial public offerings (IPOs). In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Effective June 2, 2014, the Fund changed its name from “AllianzGI Global Commodity Equity Fund.”

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first seven risks):

•       Market Risk

•       Issuer Risk

•       Equity Securities Risk

•       Focused Investment Risk (Natural Resources-Related Companies Risk)

•       Non-U.S. Investment Risk

•       Emerging Markets Risk

•       Smaller Company Risk

•       Credit and Counterparty Risk

•       Currency Risk

•       Derivatives Risk

•       IPO Risk

•       Leveraging Risk

•       Liquidity Risk

•       Management Risk

•       Turnover Risk

AllianzGI Global Small-Cap Fund	Ticker Symbol: DGSCX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of smaller capitalization U.S. and non-U.S. issuers	Approximate Primary Capitalization Range Weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the MSCI World Small-Cap Index

	Fund Category Global Stocks		Dividend Frequency At least annually

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with market capitalizations comparable to those of companies included in the MSCI World Small-Cap Index (between $26 million and $9.8 billion as of June 30, 2014). Under normal market and other conditions, the Fund expects to maintain a weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the securities in the MSCI World Small-Cap Index, which as of June 30, 2014 would permit the Fund to maintain a weighted-average market capitalization ranging from $633 million to $2.5 billion. The Fund normally will allocate its investments among securities of issuers located in at least eight different countries (which may include the United States) and expects that the majority of its non-U.S. investments will normally be in Japan and Western Europe. The Fund will normally invest no more than 25% of its assets in issuers located in any one country outside the U.S., other than France, Germany, Japan and the United Kingdom. The Fund may invest up to 30% of its assets in emerging market securities (but no more than 10% in any one emerging market country). Regional portfolio managers in the United States, Europe, Japan and Asia (ex-Japan) collaborate to produce a portfolio that is believed likely to have the best investment opportunities from each of those regions. The allocation of Fund assets among these four regions is set from time to time and periodically adjusted through a collaborative effort among the most senior portfolio managers in the regions. Regional weights in the Fund’s portfolio are expected to be comparable to those in the MSCI World Small-Cap Index. The lead portfolio manager oversees weighting determinations and has discretion to deviate from the regional weights of the MSCI World Small-Cap Index through active decision-making or by not reallocating the Fund’s portfolio as the Index’s weights shift between its periodic rebalancings.

The portfolio managers in Europe, Japan and Asia (ex-Japan) develop forecasts of economic growth, inflation and interest rates that are used to help identify countries and other geographies within the applicable region that are likely to offer the best investment opportunities. The portfolio managers may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which a company is located. The portfolio managers in Europe and Asia ordinarily look for the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or market share; a strong balance sheet; superior management; and differentiated or superior products and services or a steady stream of new products and services.

The portfolio managers in the United States follow a disciplined, fundamental bottom-up research process focusing on North American companies with sustainable growth characteristics that are undergoing positive fundamental change. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Company-specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers in the United States believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will be a longer-term sustainable trend. Lastly, these portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. Under normal market conditions, the portfolio managers typically select approximately 150 to 200 securities for the Fund.

In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs) and real estate investment trusts (REITs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

•       Market Risk

•       Issuer Risk

•       Equity Securities Risk

•       Non-U.S. Investment Risk

•       Emerging Markets Risk

•       Smaller Company Risk

•       Credit and Counterparty Risk

•       Currency Risk

•       Derivatives Risk

•       Focused Investment Risk

•       IPO Risk

•       Leveraging Risk

•       Liquidity Risk

•       Management Risk

•       Turnover Risk

•       REIT and Real Estate-Related Investment Risk

•       Turnover Risk

AllianzGI Health Sciences Fund	Ticker Symbol: AZNIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of health sciences-related companies	Approximate Primary Capitalization Range All capitalizations

	Fund Category Sector-Related Stocks		Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in health sciences-related companies. The Fund considers health sciences-related companies to include companies that design, manufacture or sell products or services used for or in connection with healthcare, medicine or life sciences or that otherwise promote healthy living, in each case as determined by the Fund’s sub-adviser. These companies include, but are not limited to, pharmaceutical companies, biotechnology research firms, companies that sell medical products, companies that own or operate healthcare facilities and companies that design, produce or sell medical, dental, and optical products. Furthermore, companies that promote healthy living include, but are not limited to, companies that manufacture or distribute goods or services that promote or support physical fitness, companies whose products or services seek to minimize longer-term acute care through early diagnosis, intervention or prevention, companies that manufacture or distribute nutritional supplements or provide products or services to consumers that promote healthy eating habits, and companies that provide products or services associated with supplying clean air, water or food. The Fund will invest primarily in common stocks and other equity securities, such as preferred stocks, convertible securities and warrants. Although the Fund may invest in companies of any market capitalization, the Fund does not currently intend to invest more than 15% of its assets in companies with market capitalizations below $100 million. The Fund may invest in U.S. and non-U.S. companies, and currently expects the majority of its non-U.S. investments will normally be in Asia and Western Europe. The Fund may invest up to 15% of its assets in emerging market securities (but no more than 10% in any one emerging market country). The Fund may also invest a portion of its assets in securities issued in initial public offerings (IPOs).

In making investment decisions for the Fund, the portfolio managers develop forecasts of economic growth, inflation and interest rates that are used to help identify those regions and individual countries that are believed likely to offer the best investment opportunities. The portfolio managers may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio managers sell securities as the portfolio managers deem appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk.

In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

As part of the Options Strategy, the Fund generally will write call options with a strike price that is above (“out-of-the-money”) the market value of the underlying security at the time the option is written. In addition to providing possible gains through premiums, out-of-the-money call options allow the Fund to potentially benefit from appreciation in the underlying security held by the Fund up to the strike price, but the Fund forgoes any appreciation above the strike price. The Fund also reserves the flexibility to write “at-the-money” (i.e., with a strike price equal to the market value of the underlying security) and “in-the-money” call options (i.e., with a strike price below the market value of the underlying security). The Fund will only write call options on individual securities if those options are “covered.” The Fund’s written call options on individual portfolio securities will be covered because the Fund will hold the underlying security in its portfolio throughout the term of the option. The Fund will not write options with respect to individual equity securities (other than exchange-traded funds (“ETFs”), as described below) that are not held in the Fund’s portfolio (i.e., “naked” options). The Fund may also write call options on equity indexes and ETFs. The Fund would cover any such options either by segregating liquid assets in an amount equal to its net obligations under the contract or by entering into offsetting positions.

The Fund generally will write “listed” call options that are originated and standardized by the Options Clearing Corporation and trade on a major exchange, although it also may write unlisted (or “over-the-counter”) call options and so-called “flex” options (options that are traded on an exchange, but with customized strike prices and expiration dates). The Fund’s Option Strategy could cause the Fund to recognize larger amounts of net short-term capital gains, which are taxable at the higher ordinary income tax rates when distributed to shareholders, than it otherwise would in the absence of such strategy. The Fund’s Option Strategy also could terminate or suspend the Fund’s holding period in the underlying securities, and, as a result, any dividends received by the Fund on those securities may not qualify for treatment as “qualified dividend income” (which is taxable to individual shareholders at the lower long-term capital gain rates).

The Fund may invest a significant portion of its assets in securities that have not been registered for public sale, including those that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

•       Market Risk

•       Issuer Risk

•       Equity Securities Risk

•       Focused Investment Risk (Health Sciences-Related Risk)

•       Smaller Company Risk

•       Credit and Counterparty Risk

•       Currency Risk

•       Derivatives Risk

•       Emerging Markets Risk

•       IPO Risk

•       Leveraging Risk

•       Liquidity Risk

•       Management Risk

•       Non-U.S. Investment Risk

•       Short-Selling Risk

•       Turnover Risk

AllianzGI Income & Growth Fund	Ticker Symbol: AZNIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks total return comprised of current income, current gains and capital appreciation	Fund Focus Combination of common stocks and other equity securities, debt securities and convertible securities	Approximate Primary Capitalization Range All capitalizations

	Fund Category Income & Equity		Dividend Frequency Monthly

The Fund seeks to achieve its investment objective by normally investing in a combination of common stocks and other equity securities, debt securities and convertible securities. It is expected that substantially all of the Fund’s debt securities and a substantial portion of its convertible securities will consist of securities rated below investment grade (sometimes referred to as “high yield securities” or “junk bonds”). The allocation of the Fund’s investments across these asset classes will vary from time to time, based upon the portfolio managers’ consideration of factors such as changes in equity prices, changes in interest rates and other economic and market factors, such that an asset class may be more heavily weighted in the Fund’s portfolio than the other classes at any time and from time to time, and sometimes to a substantial extent. The Fund may invest a portion of its assets in non-U.S. securities, including emerging market securities. The Fund may invest in securities of companies with any size market capitalization, but ordinarily expects to focus its common stock investments in companies with market capitalizations of $3 billion or more.

The portfolio managers utilize a disciplined, fundamental, bottom-up research process intended to identify issuers whose fundamentals are expected to improve. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for one or more of the following characteristics: above-average earnings growth; high return on invested capital; a healthy or improving balance sheet and overall financial strength; historic levels of dividend payments; sound financial and accounting policies; strong competitive advantages, which may include effective research and product development and marketing, development of new technologies, efficient service and pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. In addition, when analyzing a convertible or debt security for possible investment, the portfolio managers will also consider such security’s characteristics as an income-producing security using credit analysis. The convertible securities in which the Fund may invest include bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or by the issuer) into equity securities of the issuer (or cash or securities of equivalent value). The weighted average maturity of the portion of the Fund’s assets invested in convertible and debt securities will typically be ten years or less, although the weighted average maturity may vary depending on market and other conditions. The Fund may hold a relatively large number of securities at any given time (e.g., in excess of 200). The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially change or when a more attractive total return candidate is identified.

Under normal market and other conditions, the Fund also may employ a strategy of writing (selling) call options on the stocks held in its portfolio (the “Option Strategy”). It is expected that the Fund will ordinarily write call options on the individual stocks held in its portfolio, and with respect to up to approximately 70% of the value of each position. However, the Fund’s use of the Option Strategy may vary from time to time, depending on market conditions and other factors. The Option Strategy employed by the Fund is described in this section; options generally are described below in this section and further under “Investment Objectives and Policies—Derivative Instruments” in the Statement of Additional Information. The Option Strategy is designed to generate gains from option premiums in an attempt to enhance distributions payable to the Fund’s shareholders and to reduce overall portfolio risk. However, there is no assurance that the Option Strategy will achieve its objectives.

Call options on individual securities are contracts representing the right to purchase the underlying equity security at a specified price (the “strike price”) at or before a specified future date (the “expiration date”). The price of the option is determined by trading activity in the broad options market and generally reflects the relationship between factors including the current value of the underlying equity security and the strike price, the volatility of the underlying equity security and the time remaining until the expiration date. As the writer (seller) of a call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the value of the underlying security and the strike price upon exercise. In effect, the Fund would forgo the potential appreciation in the underlying security in exchange for the premium, although it would retain the risk of loss should the price of the underlying security decline. Therefore, the Fund’s use of the Option Strategy will generally limit the Fund’s ability to benefit from the full upside potential of its equity portfolio. Notwithstanding the foregoing, the Fund will be exposed to an increased risk of loss to the extent that it utilizes instruments that create leverage or otherwise engages in derivatives transactions (e.g., swaps or options) outside of the Options Strategy described herein.

As part of the Options Strategy, the Fund generally will write call options with a strike price that is above (“out-of-the-money”) the market value of the underlying security at the time the option is written. In addition to providing possible gains through premiums, out-of-the-money call options allow the Fund to potentially benefit from appreciation in the underlying security held by the Fund up to the strike price, but the Fund forgoes any appreciation above the strike price. The Fund also reserves the flexibility to write “at-the-money” (i.e., with a strike price equal to the market value of the underlying security) and “in-the-money” call options (i.e., with a strike price below the market value of the underlying security). The Fund will only write call options on individual securities if those options are “covered.” The Fund’s written call options on individual portfolio securities will be covered because the Fund will hold the underlying security in its portfolio throughout the term of the option. The Fund will not write options with respect to individual equity securities (other than exchange-traded funds (“ETFs”), as described below) that are not held in the Fund’s portfolio (i.e., “naked” options). The Fund may also write call options on equity indexes and ETFs. The Fund would cover any such options either by segregating liquid assets in an amount equal to its net obligations under the contract or by entering into offsetting positions.

The Fund generally will write “listed” call options that are originated and standardized by the Options Clearing Corporation and trade on a major exchange, although it also may write unlisted (or “over-the-counter”) call options and so-called “flex” options (options that are traded on an exchange, but with customized strike prices and expiration dates). The Fund’s Option Strategy could cause the Fund to recognize larger amounts of net short-term capital gains, which are taxable at the higher ordinary income tax rates when distributed to shareholders, than it otherwise would in the absence of such strategy. The Fund’s Option Strategy also could terminate or suspend the Fund’s holding period in the underlying securities, and, as a result, any dividends received by the Fund on those securities may not qualify for treatment as “qualified dividend income” (which is taxable to individual shareholders at the lower long-term capital gain rates).

The Fund may invest a significant portion of its assets in securities that have not been registered for public sale, including those that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

•       Market Risk

•       Issuer Risk

•       High Yield Risk

•       Equity Securities Risk

•       Smaller Company Risk

•       Derivatives Risk

•       Convertible Securities Risk

•       Credit and Counterparty Risk

•       Currency Risk

•       Emerging Markets Risk

•       Focused Investment Risk

•       Interest Rate Risk

•       Leveraging Risk

•       Liquidity Risk

•       Management Risk

•       Non-U.S. Investment Risk

•       Turnover Risk

AllianzGI International Managed Volatility Fund	Ticker Symbol:
NAISX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation	Fund Focus Companies located in the developed countries represented in the MSCI EAFE Index	Approximate Primary Capitalization Range All capitalizations

	Fund Category International Stocks		Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing in a portfolio of international equities that attempts to manage overall portfolio volatility. The Fund normally invests primarily in non-U.S. equity securities, and will not allocate more than 50% of its net assets in companies within a single country. The Fund ordinarily allocates its investments among a number of different countries, including those in the MSCI EAFE Index and normally invests at least 80% of its assets in non-U.S. securities. The Fund normally focuses its non-U.S. investments in developed countries but may also invest in emerging markets securities. The Fund may invest in issuers of any market capitalization, including smaller capitalization companies. The Fund intends to utilize an investment strategy that focuses on the overall management of portfolio volatility. This focus may result in the Fund outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of strong positive market performance.

The portfolio managers use a dynamic quantitative process combined with a fundamentals-based, actively-managed security selection process to make individual security and sector selection decisions. Under the Sub-Adviser’s managed volatility strategy, the portfolio managers seek to emphasize stocks that exhibit a lower sensitivity to broader market movements (or “beta”), as they believe that stocks with higher betas are not rewarded with commensurately higher returns by the market. The portfolio construction process is iterative in nature. Initially, the portfolio managers build a fully invested and diversified portfolio subject to sector and security constraints with a goal of minimizing total volatility as measured by the standard deviation of returns. The team then overlays a proprietary stock selection model and seeks to build a final portfolio of stocks that considers the trade off between volatility and sources of relative performance (or “alpha”). The portfolio managers consider whether to sell a particular security when any of the above factors materially changes, or when a more attractive investment candidate is available.

In addition to equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments, the Fund may invest in securities issued in initial public offerings (IPOs) and real estate investment trusts (REITs), and utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund does not expect to invest significantly in derivative instruments during its current fiscal year, it may do so at any time.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

•       Market Risk

•       Issuer Risk

•       Equity Securities Risk

•       Non-U.S. Investment Risk

•       Emerging Markets Risk

•       Smaller Company Risk

•       Credit and Counterparty Risk

•       Currency Risk

•       Derivatives Risk

•       Focused Investment Risk

•       IPO Risk

•       Leveraging Risk

•       Liquidity Risk

•       Management Risk

•       REIT and Real Estate-Related Investment Risk

•       Turnover Risk

AllianzGI Mid-Cap Fund	Ticker Symbol:
DRMCX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Medium capitalization equity securities	Approximate Primary Capitalization Range Same as the Russell Midcap Growth Index

	Fund Category Growth Stocks		Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of medium-sized companies. The Fund currently defines medium-sized companies as those having market capitalizations comparable to those companies included in the Russell Midcap Growth Index (between $2.2 billion and $27 billion as of June 30, 2014). Equity securities include preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock. Under normal circumstances, the Fund invests primarily in equity securities of U.S. companies, but may invest a portion of its assets in non-U.S. securities. The Fund may invest in securities issued in initial public offerings (IPOs) and real estate investment trusts (REITs).

In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; differentiated or superior products and services or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio managers use Grassrootssm Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are (in alphabetical order after the first four risks):

•       Market Risk

•       Issuer Risk

•       Equity Securities Risk

•       Smaller Company Risk

•       Credit and Counterparty Risk

•       Currency Risk

•       Derivatives Risk

•       Focused Investment Risk

•       IPO Risk

•       Leveraging Risk

•       Liquidity Risk

•       Management Risk

•       Non-U.S. Investment Risk

•       REIT and Real Estate-Related Investment Risk

•       Turnover Risk

AllianzGI NFJ All-Cap Value Fund	Ticker Symbol:
PNFIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued common stocks in a broad range of capitalizations	Approximate Primary Capitalization Range All capitalizations

	Fund Category Value Stocks		Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing in common stocks and other equity securities of companies representing a broad range of market capitalizations (i.e., a blend of small, medium and large capitalization companies). The Fund normally invests a significant portion of its assets in securities that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may also invest a portion of its assets in real estate investment trusts (REITs) and in non-U.S. securities, including emerging market securities.

The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe are undervalued. The portfolio managers partition the Fund’s selection universe by industry and then identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. The portfolio managers use quantitative factors to screen the Fund’s selection universe, analyzing factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers further narrow the universe through a combination of qualitative analysis and fundamental research. The portfolio managers seek to identify attractive securities within each market capitalization range and select approximately 35 to 60 securities for the Fund. Although the Fund will normally have some exposure to small, medium and large capitalization companies, the portfolio managers reserve the flexibility to vary the Fund’s relative weighting to each capitalization range. As a result, market capitalization weightings will vary over time. The portfolio managers consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security with strong fundamentals demonstrates a lower valuation ratio, a higher dividend yield or favorable qualitative metrics.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

•       Market Risk

•       Issuer Risk

•       Equity Securities Risk

•       Smaller Company Risk

•       Credit and Counterparty Risk

•       Currency Risk

•       Emerging Markets Risk

•       Focused Investment Risk

•       Liquidity Risk

•       Management Risk

•       Non-U.S. Investment Risk

•       REIT and Real Estate-Related Investment Risk

•       Turnover Risk

AllianzGI NFJ Dividend Value Fund	Ticker Symbol:
NFJEX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income	Fund Focus Income producing common stocks with potential for capital appreciation	Approximate Primary Capitalization Range Greater than $3.5 billion

	Fund Category Value Stocks		Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that pay or are expected to pay dividends. Under normal market and other conditions, the Fund will invest primarily in common stocks of companies with market capitalizations greater than $3.5 billion. The Fund may also invest a portion of its assets in real estate investment trusts (REITs) and in non-U.S. securities, including emerging market securities.

The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe are undervalued. The portfolio managers partition the Fund’s selection universe by industry and then identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. The portfolio managers use quantitative factors to screen the Fund’s selection universe, analyzing factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. In addition, a portion of the securities selected for the Fund are identified primarily on the basis of their dividend yields. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 securities for the Fund. The portfolio managers consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security with strong fundamentals demonstrates a lower valuation ratio, a higher dividend yield or favorable qualitative metrics.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

•       Market Risk

•       Issuer Risk

•       Equity Securities Risk

•       Credit and Counterparty Risk

•       Currency Risk

•       Emerging Markets Risk

•       Focused Investment Risk

•       Liquidity Risk

•       Management Risk

•       Non-U.S. Investment Risk

•       REIT and Real Estate-Related Investment Risk

•       Smaller Company Risk

•       Turnover Risk

AllianzGI NFJ International Value Fund	Ticker Symbol:
ANJIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued equity securities of non-U.S. companies with capitalizations greater than $1 billion	Approximate Primary Capitalization Range Greater than $1 billion

	Fund Category International Stocks		Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 65% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of non-U.S. companies with market capitalizations greater than $1 billion. The Fund normally invests a significant portion of its assets in securities that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may invest up to 50% of its assets in emerging market securities. The Fund may also achieve its exposure to non-U.S. equity securities through investing in American Depositary Receipts (ADRs).

The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe are undervalued. The portfolio managers partition the Fund’s selection universe by industry and then identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. The portfolio managers use quantitative factors to screen the Fund’s selection universe, analyzing factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 securities for the Fund. The portfolio managers consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security with strong fundamentals demonstrates a lower valuation ratio, a higher dividend yield or favorable qualitative metrics.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

•       Market Risk

•       Issuer Risk

•       Equity Securities Risk

•       Non-U.S. Investment Risk

•       Emerging Markets Risk

•       Smaller Company Risk

•       Credit and Counterparty Risk

•       Currency Risk

•       Focused Investment Risk

•       Liquidity Risk

•       Management Risk

•       Turnover Risk

AllianzGI NFJ Large-Cap Value Fund	Ticker Symbol:
ANVIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued large capitalization common stocks	Approximate Primary Capitalization Range Market capitalizations that equal or exceed the market capitalization of the 400th largest company represented in the Russell 1000 Index

	Fund Category Value Stocks		Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies with large market capitalizations. The Fund currently considers a company’s market capitalization to be large if it equals or exceeds the market capitalization of the 400th largest company represented in the Russell 1000 Index (i.e., a market capitalization of at least approximately $8.5 billion as of June 30, 2014). The Fund may invest in real estate investment trusts (REITs) and in non-U.S. securities, including emerging market securities and normally invests a significant portion of its assets in securities that the portfolio managers expect will generate income (for example, by paying dividends).

The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe are undervalued. The portfolio managers partition the Fund’s selection universe by industry and then identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. The portfolio managers use quantitative factors to screen the Fund’s selection universe, analyzing factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 80 securities for the Fund. The portfolio managers consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security with strong fundamentals demonstrates a lower valuation ratio, a higher dividend yield or favorable qualitative metrics.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

•       Market Risk

•       Issuer Risk

•       Equity Securities Risk

•       Credit and Counterparty Risk

•       Currency Risk

•       Emerging Markets Risk

•       Focused Investment Risk

•       Liquidity Risk

•       Management Risk

•       Non-U.S. Investment Risk

•       REIT and Real Estate-Related Investment Risk

• Turnover Risk

AllianzGI NFJ Mid-Cap Value Fund	Ticker Symbol:
PRNIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued medium capitalization common stocks	Approximate Primary Capitalization Range At least $3 billion and up to the largest company held in the Russell Midcap Index

	Fund Category Value Stocks		Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies with medium market capitalizations. The Fund currently defines medium market capitalization companies as companies with a market capitalization of at least $3 billion and up to the largest company held in the Russell Midcap Index. As of June 30, 2014, the largest company held in the Russell Midcap Index had a market capitalization of $27 billion. The Fund may continue to hold securities of a portfolio company that subsequently appreciates above the medium market capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in medium market capitalization stocks at any given time. The Fund normally invests a significant portion of its assets in securities of companies that the portfolio managers expect will generate income (for example, by paying dividends).

The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe are undervalued. The portfolio managers partition the Fund’s selection universe by industry and then identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. The portfolio managers use quantitative factors to screen the Fund’s selection universe, analyzing factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 90 to 110 securities for the Fund. The portfolio managers consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security with strong fundamentals demonstrates a lower valuation ratio, a higher dividend yield or favorable qualitative metrics.

The Fund may also invest in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 25% of its assets in non-U.S. securities, including emerging market securities, except that it may invest without limit in American Depositary Receipts (ADRs). The Fund may invest up to 20% of its assets in real estate investment trusts (REITs).

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

•       Market Risk

•       Issuer Risk

•       Equity Securities Risk

•       Smaller Company Risk

•       Credit and Counterparty Risk

•       Currency Risk

•       Emerging Markets Risk

•       Focused Investment Risk

•       Liquidity Risk

•       Management Risk

•       Non-U.S. Investment Risk

•       REIT and Real Estate-Related Investment Risk

•       Turnover Risk

AllianzGI NFJ Small-Cap Value Fund	Ticker Symbol:
PSVIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued small capitalization common stocks	Approximate Primary Capitalization Range Between $100 million and $4 billion

	Fund Category Value Stocks		Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies with smaller market capitalizations. The Fund currently considers smaller market capitalization companies to be companies with market capitalizations of between $100 million and $4 billion. The Fund may continue to hold securities of a portfolio company that subsequently appreciates above the smaller market capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in smaller market capitalization stocks at any given time. The Fund normally invests a significant portion of its assets in securities that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may also invest a portion of its assets in real estate investment trusts (REITs) and non-U.S. securities, including emerging market securities.

The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe are undervalued. The portfolio managers partition the Fund’s selection universe by industry and then identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. The portfolio managers use quantitative factors to screen the Fund’s selection universe, analyzing factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 100 to 150 securities for the Fund. The portfolio managers consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security with strong fundamentals demonstrates a lower valuation ratio, a higher dividend yield or favorable qualitative metrics.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

•       Market Risk

•       Issuer Risk

•       Equity Securities Risk

•       Smaller Company Risk

•       Credit and Counterparty Risk

•       Currency Risk

•       Emerging Markets Risk

•       Focused Investment Risk

•       Liquidity Risk

•       Management Risk

•       Non-U.S. Investment Risk

•       REIT and Real Estate-Related Investment Risk

•       Turnover Risk

AllianzGI Small-Cap Blend Fund	Ticker Symbol:
AZBIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of smaller and micro capitalization U.S. issuers	Approximate Primary Capitalization Range Smaller than the largest company in the Russell 2000 Index

	Fund Category Blend Stocks		Dividend Frequency At least annually

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations. The Fund expects to invest principally in U.S. companies but may invest to a lesser extent in non-U.S. companies. The Fund currently considers smaller market capitalization companies to be companies with market capitalizations that are smaller than the largest company in the Russell 2000 Index (approximately $4 billion as of June 30, 2014). The portfolio managers generally seek exposure to smaller capitalization companies by employing four distinct small-cap strategies or “sleeves” for selecting individual stocks:

•       U.S. Systematic Small-Cap;

•       Small-Cap Managed Volatility;

•       U.S. Small-Cap Growth; and

•       Micro-cap.

The allocation of Fund assets among these sleeves is set from time to time and periodically adjusted through a collaborative effort among the portfolio managers. Such allocations will not be equal and allocations to certain sleeves may be significantly larger than allocations to other sleeves. The portfolio managers consider whether to sell a particular security when a factor applicable to the relevant sleeve, or to the Fund as a whole, materially changes or when a more attractive investment candidate is available. While the sleeves may use investment strategies that are similar to those used by other Funds managed by the Adviser with the same or similar names as the sleeves, the investment strategies used by the Fund will not be identical to the investment strategies used by other such Funds.

The portion of the Fund’s assets allocated to the U.S. Systematic Small-Cap sleeve will, under normal conditions, be invested primarily in common stocks of companies with smaller market capitalizations that are listed on U.S. exchanges. Members of the portfolio management team believe that behavioral biases of investors contribute to market inefficiencies. The team’s quantitative investment process begins with a proprietary alpha model which blends behavioral and fundamental factors. This multi-factor approach is integrated with a sophisticated risk model to form the basis of portfolio construction, with constraints at the individual security and industry levels to manage exposures relative to the benchmark. Additionally, all investment recommendations are thoroughly vetted on an individual company level to confirm the investment rationale and suitability before a purchase or sale. The portfolio managers consider whether to sell a particular security based on the attractiveness in the team’s alpha model, an increase in stock-specific risk, or because the stock is highly correlated with other stocks in the portfolio. The Fund may experience a high portfolio turnover rate as a consequence of this investment strategy and the portfolio managers’ optimization process. The integrated relationship between research and portfolio management combines the latest research from the academic and investment management communities with real-world portfolio management experience to attempt to maximize excess return opportunities within a framework that seeks to control risk. The investment approach is quantitative in nature, therefore the majority of research conducted through alpha model, risk model and portfolio construction research.

The Small-Cap Managed Volatility sleeve employs a strategy for selecting individual stocks while also focusing on the sleeve’s volatility profile. This focus may result in the sleeve outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of strong positive market performance that are typically led by growth oriented stocks with higher correlation to broader market movements. This strategy utilizes a dynamic quantitative process combined with a fundamentals-based, actively-managed security selection process to make individual security and sector selection decisions. Under the Small-Cap Managed Volatility strategy, the portfolio managers seek to emphasize stocks that exhibit a lower sensitivity to broader market movements (or “beta”), as they believe that stocks with higher betas are not rewarded with commensurately higher returns by the market. The portfolio construction process for the Small-Cap Managed Volatility sleeve is iterative in nature. Initially, the portfolio managers build a fully invested and diversified portfolio subject to sector and security constraints with a goal of minimizing total volatility as measured by the standard deviation of returns. The team then overlays a proprietary stock selection model and seeks to build a final portfolio of stocks that considers the trade off between volatility and sources of relative performance (or “alpha”).

Under the U.S. Small-Cap Growth strategy, the portfolio managers follow a disciplined, fundamental, bottom-up research process for selecting individual stocks. Their strategy focuses on companies undergoing positive fundamental change, with sustainable growth characteristics. Under this strategy, the portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that such change will be a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that they believe are under-priced relative to their potential.

Under the Micro-cap strategy, the portfolio managers invest in stocks of micro-cap companies. The Fund currently considers micro-cap companies to be companies with market capitalizations that are smaller than the largest company in the Russell Microcap Growth Index (approximately $884 million as of June 30, 2014). The Micro-cap sleeve is focused on micro-cap stocks which the portfolio managers believe have the potential for robust growth. The portfolio managers believe that the performance of micro-cap stocks is generally based on factors specific to an individual stock rather than general economic conditions, and the Micro-cap strategy therefore generally favors an actively managed approach.

In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs). The Fund may invest up to 15% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). The Fund may also invest a portion of its assets in real estate investment trusts (REITs). In order to gain exposure to desired asset classes or securities, or for hedging or other investment purposes, the Fund may also utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the end of its initial fiscal year, it may do so at any time.

In response to adverse market, economic, political and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

•       Market Risk

•       Issuer Risk

•       Equity Securities Risk

•       Non-U.S. Investment Risk

•       Smaller Company Risk

•       Credit and Counterparty Risk

•       Currency Risk

•       Derivatives Risk

•       Focused Investment Risk

•       IPO Risk

•       Leveraging Risk

•       Liquidity Risk

•       Management Risk

•       REIT and Real Estate-Related Investment Risk

•       Turnover Risk

AllianzGI Technology Fund	Ticker Symbol:
DRGTX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of U.S. and non-U.S. technology-related companies	Approximate Primary Capitalization Range Greater than $500 million

	Fund Category Sector-Related Stocks		Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of technology companies and in derivatives and other synthetic instruments that have economic characteristics similar to common stocks and other equity securities of technology companies. The Fund’s use of derivative instruments will often give rise to forms of leverage and could have the effect of either magnifying or limiting the Fund’s gains and losses depending upon the particular derivative strategies used. The Fund normally will allocate its investments among securities of issuers located in at least three different countries, and may invest up to 50% of its assets in non-U.S. securities, including emerging market securities. Under normal market and other conditions, the Fund will invest no more than 25% of its assets in any one country outside of the United States. The Fund intends to invest primarily in companies with market capitalizations greater than $500 million, with no more than 15% of its assets in technology companies with market capitalizations below $100 million. The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. The Fund may invest a portion of its assets in securities issued in initial public offerings (IPOs).

The portfolio managers define technology companies as those that provide technology products or services or utilize technology to gain competitive advantages. These include internet products and services, computers and computer peripherals, software, electronic components and systems, communications equipment and services, semiconductors, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology products, environmental services, chemical products and synthetic materials, defense and aerospace products and services, nanotechnology, energy equipment and services and others. The portfolio managers evaluate the fundamental value and prospects for growth of individual companies and focus on those companies that they expect will have strong potential for capital appreciation. Investments are not restricted to companies with a record of dividend payments.

In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund ordinarily expects to use derivative instruments and related techniques in an attempt to take advantage of perceived market inefficiencies or expected security price movements, to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio and/or to obtain market exposure with reduced transactions costs. In an effort to maximize opportunities and the use of research gathered as described below, portfolio managers will also employ techniques based on derivative instruments. Specifically, the Fund expects, from time to time, to (i) purchase call options on securities whose prices the portfolio managers believe will increase, (ii) purchase and write (sell) put and call options (including “naked” options on individual securities not held in the Fund’s portfolio), including combinations of put and call options, (iii) engage in short sales, and (iv) employ other derivative instruments with respect to securities, indices, currencies and other assets. The Fund may write “naked” options and engage in short sales to the maximum extent permitted under applicable regulation. The Fund may enter into futures and forward contracts. The Fund may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to manage its exposure to credit, currency and interest rate risk. There is no assurance that these strategies will achieve their objectives and they may result in losses to the Fund. Short sales may expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund, which may be theoretically unlimited. The derivative instruments to be employed by the Fund are described generally under “Investment

Objectives and Policies—Derivative Instruments” in the Statement of Additional Information.

The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

•       Market Risk

•       Issuer Risk

•       Equity Securities Risk

•       Focused Investment Risk (Technology-Related Risk)

•       Derivatives Risk

•       Smaller Company Risk

•       Credit and Counterparty Risk

•       Currency Risk

•       Emerging Markets Risk

•       IPO Risk

•       Leveraging Risk

•       Liquidity Risk

•       Management Risk

•       Non-U.S. Investment Risk

•       Short Selling Risk

•       Turnover Risk

AllianzGI U.S. Managed Volatility Fund	Ticker Symbol:
NGFIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus U.S. large-cap equity securities	Approximate Primary Capitalization Range Same as the Russell 1000 Index

	Fund Category Blend Stocks		Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of U.S. companies. The Fund currently defines “U.S. companies” as those companies that (i) are incorporated in the U.S., (ii) derive at least 50% of their revenue or profits from business activities in the U.S. or (iii) maintain at least 50% of their assets in the U.S. Effective April 1, 2015, the Fund will define “U.S. companies” as those companies whose securities are traded in the U.S. markets and that (i) are organized or headquartered in the U.S. or (ii) are designated as U.S. companies by commonly recognized market data services. The Fund expects to invest typically in companies with market capitalizations at or above the lowest market capitalization of companies represented in the Russell 1000 Index (approximately $2.2 billion as of June 30, 2014). The Fund intends to utilize an investment strategy that focuses on the overall management of portfolio volatility. This focus may result in the Fund outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of strong positive market performance.

The portfolio managers use a dynamic quantitative process combined with a fundamentals-based, actively-managed security selection process to make individual security and sector selection decisions. Under the Sub-Adviser’s managed volatility strategy, the portfolio managers seek to emphasize stocks that exhibit a lower sensitivity to broader market movements (or “beta”), as they believe that stocks with higher betas are not rewarded with commensurately higher returns by the market. The portfolio construction process is iterative in nature. Initially, the portfolio managers build a fully invested and diversified portfolio subject to sector, capitalization and security constraints with a goal of minimizing total volatility as measured by the standard deviation of returns. The team then overlays a proprietary stock selection model and seeks to build a final portfolio of stocks that considers the trade off between volatility and sources of relative performance (or “alpha”). The portfolio managers consider whether to sell a particular security when any of the above factors materially changes, or when a more attractive investment candidate is available.

In addition to equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments, the Fund may invest in securities issued in initial public offerings (IPOs) and real estate investment trusts (REITs), and utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund does not expect to invest significantly in derivative instruments during its current fiscal year, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

•       Market Risk

•       Issuer Risk

•       Equity Securities Risk

•       Credit and Counterparty Risk

•       Derivatives Risk

•       Focused Investment Risk

•       IPO Risk

•       Liquidity Risk

•       Management Risk

•       REIT and Real Estate-Related Investment Risk

•       Smaller Company Risk

•       Turnover Risk

PIMCO Enhanced Short Maturity Exchange-Traded Fund	Ticker Symbol:
MINT

Principal Investments and Strategies	Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity.	Credit Quality Baa to Aaa

	Fund Category Short Duration	Dividend Frequency Monthly

	Main Investments Fixed income instruments of varying maturities	Duration Less than or equal to 1 year

Non-U.S. Dollar Denominated Instruments 0%

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund will vary based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates and will normally not exceed one year. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The dollar-weighted average portfolio maturity of the Fund is normally not expected to exceed three years.

The Fund primarily invests in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest, without limitation, in U.S. dollar-denominated securities and instruments of foreign issuers.

The Fund may invest, without limitation, in mortgage or asset-backed securities, including to-be-announced transactions. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s net asset value

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a forward commitment transaction, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO and each portfolio manager will not produce the desired results, and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

PIMCO Foreign Currency Strategy Active Exchange-Traded Fund	Ticker symbol:
FORX

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with prudent investment management.	Credit Quality Ba to Aaa

	Fund Category Seeks attractive tax-exempt income, consistent with preservation of capital	Dividend Frequency Baa to Aaa

	Main Investments Seeks attractive tax-exempt income, consistent with preservation of capital	Duration 0-3 Years

Non-U.S. Dollar Denominated Instruments No Limitation

The Fund invests under normal circumstances at least 80% of its assets in currencies of, or Fixed Income Instruments denominated in the currencies of, foreign (non-U.S.) countries, including, but not limited to, a combination of short-term Fixed Income Instruments, money market securities, currency forwards backed by high-quality, low duration securities and derivative instruments, such as options, futures contracts or swap agreements. “Foreign Currency Strategy” in the Fund’s name refers to the Fund’s proprietary investment strategy of seeking exposure to foreign (non-U.S.) currencies likely to outperform the U.S. dollar over the long-term. Assets not invested in currencies, currency forwards, Fixed Income Instruments denominated in currencies of non-U.S. countries or related derivative instruments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund may seek exposure to the currencies and Fixed Income Instruments of emerging market countries. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and other specific factors PIMCO believes to be relevant. The Fund will normally limit its exposure to a single non-U.S. currency (from currency holdings or investments in securities denominated in that currency) to 20% of its total assets.

The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and, under normal market conditions, will vary from zero to three years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund may invest in both investment grade securities and high yield securities (“junk bonds”) rated Ba or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income and capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s net asset value

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities or currencies owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities or currency markets generally or particular sectors

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of a derivative instrument may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities or currencies, primarily increased foreign (non-U.S.) investment risk and currency risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular foreign government) than funds that are “diversified”

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO and each portfolio manager will not produce the desired results, and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	Ticker symbol:
ILB

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of its benchmark indexes, consistent with prudent investment management.	Credit Quality Baa to Aaa

	Fund Category Seeks attractive tax-exempt income, consistent with preservation of capital	Dividend Frequency Baa to Aaa

	Main Investments Seeks attractive tax-exempt income, consistent with preservation of capital	Duration +/- 2 years of its secondary benchmark

Non-U.S. Dollar Denominated Instruments No Limitation

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in inflation-linked bonds that are economically tied to at least three developed and emerging market countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Inflation-linked bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The effective portfolio duration of this Fund normally varies within two years (plus or minus) of the effective portfolio duration of the securities comprising the PIMCO Global Advantage Inflation-Linked Bond Index®, as calculated by PIMCO, which as of September 30, 2014, as converted was 7.11 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Because market convention for bonds is to use nominal yields to measure duration, duration for inflation-linked bonds, which are based on real yields, are converted to nominal durations through a conversion factor. The resulting nominal duration typically can range from 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the PIMCO Global Advantage Inflation-Linked Bond Index® will be calculated using the same conversion factors.

The Fund primarily invests in debt securities rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may obtain foreign currency exposure (from non-U.S. dollar denominated securities or currencies) without limitation. The Fund may invest, without limitation, in securities and instruments of foreign (non-U.S.) issuers, including securities and instruments economically tied to emerging market countries. The Fund may enter into foreign currency transactions (such as currency forwards). The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s net asset value

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of a derivative instrument may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular foreign government) than funds that are “diversified”

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO and each portfolio manager will not produce the desired results, and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

PIMCO Government Limited Maturity Active Exchange-Traded Fund	Ticker symbol:
GOVY

Principal Investments and Strategies	Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity.	Credit Quality Aa to Aaa

	Fund Category Seeks attractive tax-exempt income, consistent with preservation of capital	Dividend Frequency Baa to Aaa

	Main Investments Seeks attractive tax-exempt income, consistent with preservation of capital	Duration ≤1 year

Non-U.S. Dollar Denominated Instruments 0%

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”). Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund’s investments in Fixed Income Instruments are limited to those of investment grade U.S. dollar-denominated securities of U.S. issuers that are rated Aa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The average portfolio duration of this Fund will vary based on PIMCO’s forecast for interest rates and will normally not exceed one year. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may only invest in securities that mature within three years from the date of purchase.

The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s net asset value

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a forward commitment transaction, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO and each portfolio manager will not produce the desired results, and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

PIMCO Prime Limited Maturity Active Exchange-Traded Fund	Ticker symbol:
PPRM

Principal Investments and Strategies	Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity.	Credit Quality A to Aaa

	Fund Category Seeks attractive tax-exempt income, consistent with preservation of capital	Dividend Frequency Baa to Aaa

	Main Investments Seeks attractive tax-exempt income, consistent with preservation of capital	Duration ≤90 days

Non-U.S. Dollar Denominated Instruments 0%

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed income securities of varying maturities. The Fund may only invest in U.S. dollar denominated securities that mature within 18 months from the date of purchase or floating rate U.S. government agency securities that mature within two years from the date of purchase. The average portfolio duration of this Fund will vary based on PIMCO’s forecast for interest rates and will normally not exceed 90 days. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund primarily invests in U.S. dollar-denominated investment grade debt securities, rated A or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s net asset value

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a forward commitment transaction, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO and each portfolio manager will not produce the desired results, and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	Ticker Symbol:
MUNI

Principal Investments and Strategies	Investment Objective Seeks attractive tax-exempt income, consistent with preservation of capital	Credit Quality Baa to Aaa

	Fund Category Tax-Exempt Municipal	Dividend Frequency Monthly

	Main Investments Intermediate maturity municipal securities (exempt from federal income tax)	Duration 3-8 years

Non-U.S. Dollar Denominated Instruments 0%

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund does not intend to invest in Municipal Bonds whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. The average portfolio duration of this Fund normally varies from three to eight years, based on PIMCO’s forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s net asset value

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Municipal Bond Risk: the risk that by investing in Municipal Bonds the Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of Municipal Bonds to pay interest or repay principal

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of a derivative instrument may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO and each portfolio manager will not produce the desired results, and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	Ticker Symbol:
SMMU

Principal Investments and Strategies	Investment Objective Seeks attractive tax-exempt income, consistent with preservation of capital	Credit Quality Baa to Aaa

	Fund Category Tax-Exempt Municipal	Dividend Frequency Monthly

	Main Investments Short maturity municipal securities (exempt from federal income tax)	Duration < 3 years

Non-U.S. Dollar Denominated Instruments 0%

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund does not intend to invest in Municipal Bonds whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC (‘PIMCO”) to be of comparable quality. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed three years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The dollar-weighted average portfolio maturity of the Fund is normally not expected to exceed three years. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s net asset value

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Municipal Bond Risk: the risk that by investing in Municipal Bonds the Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of Municipal Bonds to pay interest or repay principal

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of a derivative instrument may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO and each portfolio manager will not produce the desired results, and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

PIMCO Total Return Exchange-Traded Fund	Ticker Symbol:
BOND

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Credit Quality B to Aaa; max 10% of total assets below Baa

	Fund Category Core	Dividend Frequency Monthly

	Main Investments Fixed income instruments of varying maturities	Duration +/- 2 years of its benchmark

Non-U.S. Dollar Denominated Instruments 0-30% of total assets

The Fund invests under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays U.S. Aggregate Index, as calculated by PIMCO, which as of September 30, 2014 was 5.28 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund invests primarily in investment-grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may invest up to 10% of its total assets in preferred stock, convertible securities and other equity related securities.

The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s net asset value

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of a derivative instrument may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO and each portfolio manager will not produce the desired results, and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	Ticker Symbol: TUZ

Principal Investments and Strategies	Investment Objective Seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 1-3 Year US Treasury IndexSM	Fund Category Treasury

	Underlying Index Duration (as of 09/30/14) 1.92 years	Dividend Frequency Monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of The BofA Merrill Lynch 1-3 Year US Treasury IndexSM (the “Underlying Index”). The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund will closely correspond to the portfolio duration of the securities comprising its Underlying Index, as calculated by PIMCO, which as of September 30, 2014 was 1.92 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Underlying Index is an unmanaged index comprised of U.S. dollar denominated sovereign debt securities publicly issued by the U.S. Treasury having a maturity of at least 1 year and less than 3 years. As of September 30, 2014, there were 94 issues in the Underlying Index. The securities in the Underlying Index have a minimum $1 billion of outstanding face value, have one to three years remaining to maturity, are fixed-rate and are non-convertible. Bills, inflation-indexed debt and strips are excluded from the Underlying Index; however, original issue zero coupon bonds are included in the Underlying Index and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped. The Underlying Index is capitalization-weighted and the composition of Component Securities is updated monthly. It is not possible to invest directly in the Underlying Index. Intra-month cash flows are reinvested daily, at the beginning-of-month 1-month LIBID rate, until the end of the month at which point all cash is removed from the Underlying Index. The Underlying Index does not reflect deductions for fees, expenses or taxes.

PIMCO uses an indexing approach in managing the Fund’s investments. The Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of Component Securities and other instruments such that the combination effectively provides exposure to the Underlying Index. In using a representative sampling strategy, the Fund may not track its Underlying Index with the same degree of accuracy as a fund that replicates the composition of the Underlying Index. Unlike many investment companies, the Fund does not attempt to outperform the index the Fund tracks. An indexing approach may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management. Indexing seeks to achieve lower costs by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s net asset value

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of a derivative instrument may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management and Tracking Error Risk: the risk that the portfolio manager’s investment decisions may not produce the desired results or that the Fund’s portfolio may not closely track the Underlying Index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing the Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. In addition, the Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the Underlying Index than if the Fund held all of the securities in the Underlying Index

Indexing Risk: the risk that the Fund is negatively affected by general declines in the asset classes represented by the Underlying Index

PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	Ticker Symbol: FIVZ

Principal Investments and Strategies	Investment Objective Seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 3-7 Year US Treasury IndexSM	Fund Category Treasury

	Underlying Index Duration (as of 09/30/14) 4.55 years	Dividend Frequency Monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of The BofA Merrill Lynch 3-7 Year US Treasury IndexSM (the “Underlying Index”). The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which Pacific Investment Management Company LLC (“PIMCO”) believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund will closely correspond to the portfolio duration of the securities comprising its Underlying Index, as calculated by PIMCO, which as of September 30, 2014 was 4.55 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Underlying Index is an unmanaged index comprised of U.S. dollar denominated sovereign debt securities publicly issued by the U.S. Treasury having a maturity of at least 3 years and less than 7 years. As of September 30, 2014, there were 97 issues in the Underlying Index. The securities in the Underlying Index have a minimum $1 billion of outstanding face value, have 3 to 7 years remaining to maturity, are fixed-rate and are non-convertible. Bills, inflation-linked debt and strips are excluded from the Underlying Index; however, original issue zero coupon bonds are included in the Underlying Index and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped. The Underlying Index is capitalization-weighted and the composition of Component Securities is updated monthly. Intra-month cash flows are reinvested daily, at the beginning-of-month 1-month LIBID rate, until the end of the month at which point all cash is removed from the Underlying Index. It is not possible to invest directly in the Underlying Index. The Underlying Index does not reflect deductions for fees, expenses or taxes.

PIMCO uses an indexing approach in managing the Fund’s investments. The Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of Component Securities and other instruments such that the combination effectively provides exposure to the Underlying Index. In using a representative sampling strategy, the Fund may not track its Underlying Index with the same degree of accuracy as a fund that replicates the composition of the Underlying Index. Unlike many investment companies, the Fund does not attempt to outperform the index the Fund tracks. An indexing approach may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management. Indexing seeks to achieve lower costs by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s net asset value

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of a derivative instrument may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management and Tracking Error Risk: the risk that the portfolio manager’s investment decisions may not produce the desired results or that the Fund’s portfolio may not closely track the Underlying Index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing the Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. In addition, the Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the Underlying Index than if the Fund held all of the securities in the Underlying Index

Indexing Risk: the risk that the Fund is negatively affected by general declines in the asset classes represented by the Underlying Index

PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	Ticker Symbol: TENZ

Principal Investments and Strategies	Investment Objective Seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 7-15 Year US Treasury IndexSM.	Fund Category Treasury

	Underlying Index Duration (as of 09/30/14) 7.93 years	Dividend Frequency Monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of The BofA Merrill Lynch 7-15 Year US Treasury IndexSM (the “Underlying Index”). The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which Pacific Investment Management Company LLC (“PIMCO”) believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund will closely correspond to the portfolio duration of the securities comprising its Underlying Index, as calculated by PIMCO, which as of September 30, 2014 was 7.93 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Underlying Index is an unmanaged index comprised of U.S. dollar denominated sovereign debt securities publicly issued by the U.S. Treasury having a maturity of at least 7 years and less than 15 years. As of September 30, 2014, there were 31 issues in the Underlying Index. The securities in the Underlying Index have a minimum $1 billion of outstanding face value, have 7 to 15 years remaining to maturity, are fixed-rate and are non-convertible. Bills, inflation-linked debt and strips are excluded from the Underlying Index; however, original issue zero coupon bonds are included in the Underlying Index and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped. The Underlying Index is capitalization-weighted and the composition of Component Securities is updated monthly. Intra-month cash flows are reinvested daily, at the beginning-of-month 1-month LIBID rate, until the end of the month at which point all cash is removed from the Underlying Index. It is not possible to invest directly in the Underlying Index. The Underlying Index does not reflect deductions for fees, expenses or taxes.

PIMCO uses an indexing approach in managing the Fund’s investments. The Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of Component Securities and other instruments such that the combination effectively provides exposure to the Underlying Index. In using a representative sampling strategy, the Fund may not track its Underlying Index with the same degree of accuracy as a fund that replicates the composition of the Underlying Index. Unlike many investment companies, the Fund does not attempt to outperform the index the Fund tracks. An indexing approach may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management. Indexing seeks to achieve lower costs by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s net asset value

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of a derivative instrument may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management and Tracking Error Risk: the risk that the portfolio manager’s investment decisions may not produce the desired results or that the Fund’s portfolio may not closely track the Underlying Index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing the Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. In addition, the Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the Underlying Index than if the Fund held all of the securities in the Underlying Index

Indexing Risk: the risk that the Fund is negatively affected by general declines in the asset classes represented by the Underlying Index

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	Ticker Symbol: ZROZ

Principal Investments and Strategies	Investment Objective Seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofAMerrill Lynch Long US Treasury Principal STRIPS IndexSM.	Fund Category Treasury

	Underlying Index Duration (as of 09/30/14) 28.75 years	Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of The BofA Merrill Lynch Long US Treasury Principal STRIPS IndexSM (the “Underlying Index”). The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which Pacific Investment Management Company LLC (“PIMCO”) believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund will closely correspond to the portfolio duration of the securities comprising its Underlying Index, as calculated by PIMCO, which as of September 30, 2014 was 28.75 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Underlying Index is an unmanaged index comprised of long maturity Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) representing the final principal payment of U.S. Treasury bonds. The principal STRIPS comprising the Underlying Index must have 25 years or more remaining term to final maturity and must be stripped from U.S. Treasury bonds having at least $1 billion in outstanding face value. As of September 30, 2014, there were 20 issues in the Underlying Index. Index constituents are capitalization-weighted based on the security prices times an assumed face value of $1 billion per constituent security. The Underlying Index is rebalanced quarterly on March 31, June 30, September 30 and December 31, based on information available up to and including the third business day before the last business day of the rebalancing month. Securities that no longer meet the qualifying criteria during the course of the quarter remain in the Underlying Index until the next quarterly rebalancing date at which point they are dropped from the Underlying Index. It is not possible to invest directly in the Underlying Index. The Underlying Index does not reflect deductions for fees, expenses or taxes.

PIMCO uses an indexing approach in managing the Fund’s investments. The Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of Component Securities and other instruments such that the combination effectively provides exposure to the Underlying Index. In using a representative sampling strategy, the Fund may not track its Underlying Index with the same degree of accuracy as a fund that replicates the composition of the Underlying Index. Unlike many investment companies, the Fund does not attempt to outperform the index the Fund tracks. An indexing approach may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management. Indexing seeks to achieve lower costs by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s net asset value

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of a derivative instrument may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management and Tracking Error Risk: the risk that the portfolio manager’s investment decisions may not produce the desired results or that the Fund’s portfolio may not closely track the Underlying Index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing the Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. In addition, the Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the Underlying Index than if the Fund held all of the securities in the Underlying Index

Indexing Risk: the risk that the Fund is negatively affected by general declines in the asset classes represented by the Underlying Index

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	Ticker Symbol: STPZ

Principal Investments and Strategies	Investment Objective Seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofAMerrill Lynch 1-5 Year US Inflation-Linked Treasury IndexSM.	Fund Category Treasury Inflation Protected Securities (TIPS)

	Underlying Index Average Maturity (as of 09/30/14) 2.97 years	Dividend Frequency Monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of The BofA Merrill Lynch 1-5 Year US Inflation-Linked Treasury IndexSM (the “Underlying Index”). The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which Pacific Investment Management Company LLC (“PIMCO”) believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The dollar-weighted average portfolio maturity of this Fund will closely correspond to the average maturity of its Underlying Index, which as of September 30, 2014 was 2.97 years.

The Underlying Index is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities) with a maturity of at least 1 year and less than 5 years. TIPS are publicly issued, dollar denominated U.S. Government securities issued by the U.S. Treasury that have principal and interest payments linked to official inflation (as measured by the Consumer Price Index, or CPI). Their payments are supported by the full faith and credit of the United States. The TIPS in the Underlying Index have a minimum $1 billion of outstanding face value, have 1 to 5 years remaining to maturity and have interest and principal payments tied to inflation. Original issue zero coupon bonds can be included in the Underlying Index and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped. As of September 30, 2014, there were 12 TIPS issues in the Underlying Index. The Underlying Index is capitalization-weighted and the composition of TIPS is updated monthly. Intra-month cash flows are reinvested daily, at the beginning-of-month 1-month LIBID rate, until the end of the month at which point all cash is removed from the Underlying Index. It is not possible to invest directly in the Underlying Index. The Underlying Index does not reflect deductions for fees, expenses or taxes.

PIMCO uses an indexing approach in managing the Fund’s investments. The Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of Component Securities and other instruments such that the combination effectively provides exposure to the Underlying Index. In using a representative sampling strategy, the Fund may not track its Underlying Index with the same degree of accuracy as a fund that replicates the composition of the Underlying Index. Unlike many investment companies, the Fund does not attempt to outperform the index the Fund tracks. An indexing approach may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management. Indexing seeks to achieve lower costs by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in real interest rates and in the case of inflation-linked bonds, increased inflation.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s net asset value

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Inflation-Indexed Security Risk: the risk that the value of an inflation-indexed security (such as TIPS) tends to decrease when real interest rates increase and increase when real interest rates decrease and interest payments on inflation-indexed securities will vary along with changes in the CPI

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of a derivative instrument may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management and Tracking Error Risk: the risk that the portfolio manager’s investment decisions may not produce the desired results or that the Fund’s portfolio may not closely track the Underlying Index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing the Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. In addition, the Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the Underlying Index than if the Fund held all of the securities in the Underlying Index

Indexing Risk: the risk that the Fund is negatively affected by general declines in the asset classes represented by the Underlying Index

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	Ticker Symbol: LTPZ

Principal Investments and Strategies	Investment Objective Seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 15+ Year US Inflation-Linked Treasury IndexSM.	Fund Category Treasury Inflation Protected Securities (TIPS)

	Underlying Index Average Maturity (as of 09/30/14) 26.48 years	Dividend Frequency Monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of The BofA Merrill Lynch 15+ Year US Inflation-Linked Treasury IndexSM (the “Underlying Index”). The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which Pacific Investment Management Company LLC (“PIMCO”) believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The dollar-weighted average portfolio maturity of this Fund will closely correspond to the average maturity of its Underlying Index, which as of September 30, 2014 was 26.48 years.

The Underlying Index is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities) with a maturity of at least 15 years. TIPS are publicly issued, dollar denominated U.S. Government securities issued by the U.S. Treasury that have principal and interest payments linked to official inflation (as measured by the Consumer Price Index, or CPI). Their payments are supported by the full faith and credit of the United States. The TIPS in the Underlying Index have a minimum $1 billion of outstanding face value, have at least 15 years remaining to maturity and have interest and principal payments tied to inflation. Original issue zero coupon bonds can be included in the Underlying Index and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped. As of September 30, 2014, there were 6 TIPS issues in the Underlying Index. The Underlying Index is capitalization-weighted and the composition of TIPS is updated monthly. Intra-month cash flows are reinvested daily, at the beginning-of-month 1-month LIBID rate, until the end of the month at which point all cash is removed from the Underlying Index. It is not possible to invest directly in the Underlying Index. The Underlying Index does not reflect deductions for fees, expenses or taxes.

PIMCO uses an indexing approach in managing the Fund’s investments. The Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of Component Securities and other instruments such that the combination effectively provides exposure to the Underlying Index. In using a representative sampling strategy, the Fund may not track its Underlying Index with the same degree of accuracy as a fund that replicates the composition of the Underlying Index. Unlike many investment companies, the Fund does not attempt to outperform the index the Fund tracks. An indexing approach may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management. Indexing seeks to achieve lower costs by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in real interest rates and in the case of inflation-linked bonds, increased inflation.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s net asset value

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Inflation-Indexed Security Risk: the risk that the value of an inflation-indexed security (such as TIPS) tends to decrease when real interest rates increase and increase when real interest rates decrease and interest payments on inflation-indexed securities will vary along with changes in the CPI

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of a derivative instrument may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management and Tracking Error Risk: the risk that the portfolio manager’s investment decisions may not produce the desired results or that the Fund’s portfolio may not closely track the Underlying Index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing the Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. In addition, the Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the Underlying Index than if the Fund held all of the securities in the Underlying Index

Indexing Risk: the risk that the Fund is negatively affected by general declines in the asset classes represented by the Underlying Index

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	Ticker Symbol: TIPZ

Principal Investments and Strategies	Investment Objective Seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch US Inflation-Linked Treasury IndexSM	Fund Category Treasury Inflation Protected Securities (TIPS)

	Underlying Index Average Maturity (as of 09/30/14) 9.35 years	Dividend Frequency Monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of The BofA Merrill Lynch US Inflation-Linked Treasury IndexSM (the “Underlying Index”). The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which Pacific Investment Management Company LLC (“PIMCO”) believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. The dollar-weighted average portfolio maturity of this Fund will closely correspond to the average maturity of its Underlying Index, which as of September 30, 2014 was 9.35 years.

The Underlying Index is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities). TIPS are publicly issued, dollar denominated U.S. Government securities issued by the U.S. Treasury that have principal and interest payments linked to official inflation (as measured by the Consumer Price Index, or CPI). Their payments are supported by the full faith and credit of the United States. The TIPS in the Underlying Index have a minimum $1 billion of outstanding face value, have at least 1 year remaining to maturity and have interest and principal payments tied to inflation. Original issue zero coupon bonds can be included in the Underlying Index and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped. As of September 30, 2014, there were 35 TIPS issues in the Underlying Index. The Underlying Index is capitalization-weighted and the composition of TIPS is updated monthly. Intra-month cash flows are reinvested daily, at the beginning-of-month 1-month LIBID rate, until the end of the month at which point all cash is removed from the Underlying Index. It is not possible to invest directly in the Underlying Index. The Underlying Index does not reflect deductions for fees, expenses or taxes.

PIMCO uses an indexing approach in managing the Fund’s investments. The Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of Component Securities and other instruments such that the combination effectively provides exposure to the Underlying Index. In using a representative sampling strategy, the Fund may not track its Underlying Index with the same degree of accuracy as a fund that replicates the composition of the Underlying Index. Unlike many investment companies, the Fund does not attempt to outperform the index the Fund tracks. An indexing approach may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management. Indexing seeks to achieve lower costs by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in real interest rates and in the case of inflation-linked bonds, increased inflation.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s net asset value

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Inflation-Indexed Security Risk: the risk that the value of an inflation-indexed security (such as TIPS) tends to decrease when real interest rates increase and increase when real interest rates decrease and interest payments on inflation-indexed securities will vary along with changes in the CPI

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of a derivative instrument may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management and Tracking Error Risk: the risk that the portfolio manager’s investment decisions may not produce the desired results or that the Fund’s portfolio may not closely track the Underlying Index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing the Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. In addition, the Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the Underlying Index than if the Fund held all of the securities in the Underlying Index

Indexing Risk: the risk that the Fund is negatively affected by general declines in the asset classes represented by the Underlying Index

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	Ticker Symbol: HYS

Principal Investments and Strategies	Investment Objective Seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 0-5 Year US High Yield Constrained IndexSM	Fund Category Corporate

	Underlying Index Duration (as of 09/30/14) 2.13 years	Dividend Frequency Monthly

Credit Quality The securities comprising the Underlying Index have a below investment grade rating

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of The BofA Merrill Lynch 0-5 Year US High Yield Constrained IndexSM (the “Underlying Index”). The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund will closely correspond to the portfolio duration of the securities comprising its Underlying Index, as calculated by PIMCO, which as of September 30, 2014 was 2.13 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Underlying Index is an unmanaged index comprised of U.S. dollar denominated below investment grade corporate debt securities publicly issued in the U.S. domestic market with remaining maturities of less than 5 years. Underlying Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. As of September 30, 2014, there were 894 issues in the Underlying Index. The securities comprising the Underlying Index have a below investment grade rating (based on an average of the ratings of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch, Inc. (“Fitch”)) and a country of risk exposure to investment grade countries that are members of the FXG10, Western Europe or territories of the U.S. and Western Europe. Country ratings are based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings. For each issuer, the country of risk is the principal place of business derived from management location, country of primary listing, location of sales and reporting currency. In addition, qualifying securities must have a minimum $100 million of outstanding face value and a fixed coupon schedule. Original issue zero coupon bonds, debt issued simultaneously in the Eurobond and U.S. domestic bond markets, 144A securities and pay-in-kind securities qualify for inclusion in the Underlying Index. Callable perpetual securities qualify for inclusion in the Underlying Index provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from last call prior to the date the bond transitions from a fixed to a floating rate security. The Underlying Index is capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%, and the composition of Component Securities is updated monthly. Cash flows from bond payments that are received during the month are retained in the Underlying Index, without earning reinvestment income, until removal at the end of the month as part of the rebalancing. It is not possible to invest directly in the Underlying Index. The Underlying Index does not reflect deductions for fees, expenses or taxes.

PIMCO uses an indexing approach in managing the Fund’s investments. The Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of Component Securities and other instruments such that the combination effectively provides exposure to the Underlying Index. In using a representative sampling strategy, the Fund may not track its Underlying Index with the same degree of accuracy as a fund that replicates the composition of the Underlying Index. Unlike many investment companies, the Fund does not attempt to outperform the index the Fund tracks. An indexing approach may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management. Indexing seeks to achieve lower costs by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, and may invest in mortgage-related and other asset-backed securities. The Fund may invest in U.S. dollar-denominated securities of foreign issuers, including securities and instruments economically tied to emerging market countries. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s net asset value

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of a derivative instrument may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Extension Risk: the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of the Fund’s investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested

Prepayment Risk: the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in the Fund foregoing future interest income on the portion of the principal repaid early and may result in the Fund being forced to reinvest investment proceeds at lower interest rates

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular foreign government) than funds that are “diversified”

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management and Tracking Error Risk: the risk that the portfolio manager’s investment decisions may not produce the desired results or that the Fund’s portfolio may not closely track the Underlying Index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing the Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. In addition, the Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the Underlying Index than if the Fund held all of the securities in the Underlying Index

Indexing Risk: the risk that the Fund is negatively affected by general declines in the asset classes represented by the Underlying Index

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	Ticker Symbol: CORP

Principal Investments and Strategies	Investment Objective Seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch US Corporate IndexSM	Fund Category Corporate

	Underlying Index Duration (as of 09/30/14) 6.64 years	Dividend Frequency Monthly

Credit Quality May invest in securities rated Baa or higher by Moody’s Investors Service, Inc.

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of The BofA Merrill Lynch US Corporate IndexSM (the “Underlying Index”). The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in securities rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The average portfolio duration of this Fund will closely correspond to the portfolio duration of the securities comprising its Underlying Index, as calculated by PIMCO, which as of September 30, 2014 was 6.64 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Underlying Index is an unmanaged index comprised of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity. As of September 30, 2014, there were 6368 issues in the Underlying Index. The securities comprising the Underlying Index have an investment grade rating (based on an average of the ratings of Moody’s, S&P and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must have a minimum $250 million of outstanding face value and a fixed coupon schedule. Original issue zero coupon bonds, debt issued simultaneously in the Eurobond and U.S. domestic bond markets, 144A securities and corporate pay-in-kind securities qualify for inclusion in the Underlying Index. Callable perpetual securities qualify for inclusion in the Underlying Index provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from last call prior to the date the bond transitions from a fixed to a floating rate security. The Underlying Index is capitalization-weighted and the composition of Component Securities is updated monthly. Cash flows from bond payments that are received during the month are retained in the Underlying Index, without earning reinvestment income, until removal at the end of the month as part of the rebalancing. It is not possible to invest directly in the Underlying Index. The Underlying Index does not reflect deductions for fees, expenses or taxes.

PIMCO uses an indexing approach in managing the Fund’s investments. The Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of Component Securities and other instruments such that the combination effectively provides exposure to the Underlying Index. In using a representative sampling strategy, the Fund may not track its Underlying Index with the same degree of accuracy as a fund that replicates the composition of the Underlying Index. Unlike many investment companies, the Fund does not attempt to outperform the index the Fund tracks. An indexing approach may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management. Indexing seeks to achieve lower costs by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, and may invest in mortgage related and other asset-backed securities. The Fund may invest in U.S. dollar-denominated securities of foreign issuers, including securities and instruments economically tied to emerging market countries. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s net asset value

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of a derivative instrument may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Extension Risk: the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of the Fund’s investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested

Prepayment Risk: the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in the Fund foregoing future interest income on the portion of the principal repaid early and may result in the Fund being forced to reinvest investment proceeds at lower interest rates

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular foreign government) than funds that are “diversified”

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management and Tracking Error Risk: the risk that the portfolio manager’s investment decisions may not produce the desired results or that the Fund’s portfolio may not closely track the Underlying Index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing the Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. In addition, the Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the Underlying Index than if the Fund held all of the securities in the Underlying Index

Indexing Risk: the risk that the Fund is negatively affected by general declines in the asset classes represented by the Underlying Index

PIMCO CommodityRealReturn Strategy Fund	Ticker Symbol:
PCRIX (Inst. Class)

Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum real return consistent with prudent investment management	Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments	B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration < 10 years	Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. “Real Return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The Fund invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. The Fund may also invest in common and preferred stocks as well as convertible securities of issuers in commodity-related industries.

The Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Fund I Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). These commodity index-linked notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. The Fund may also gain exposure to commodity markets by investing in the Subsidiary. The Subsidiary is advised by PIMCO, and has the same investment objective as the Fund. As discussed in greater detail elsewhere in this prospectus, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments.

The derivative instruments in which the Fund and the Subsidiary primarily intend to invest are instruments linked to certain commodity indices and instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts. These instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the Fund’s portfolio may deviate from the returns of any particular commodity index. The Fund or the Subsidiary may over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the Fund has greater or lesser exposure to that index than the value of the Fund’s net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations, and under normal circumstances the Fund will seek to maintain notional exposure to one or more commodity indices within 5% (plus or minus) of the value of the Fund’s net assets.

Assets not invested in commodity-linked derivative instruments or the Subsidiary may be invested in inflation-indexed securities and other Fixed Income Instruments, including derivative Fixed Income Instruments. In addition, the Fund may invest its assets in particular sectors of the commodities market.

The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed ten years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both commodity-linked derivative instruments and fixed income securities are declining, the Fund may experience substantial losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the Subsidiary will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO California Intermediate Municipal Bond Fund	Ticker Symbol:
PCIMX (Inst. Class)

Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks high current income exempt from federal and California income tax. Capital appreciation is a secondary objective.	Intermediate maturity municipal securities (exempt from federal and California income tax)	B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration 3-7 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. By concentrating its investments in California, the Fund will be subject to California State-Specific Risk.

The Fund may invest without limitation in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest 25% or more of its total assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds. The Fund may invest the remainder of its net assets in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from three to seven years based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are municipal bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

California State-Specific Risk: the risk that by concentrating its investments in California Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal

Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO California Municipal Bond Fund	Ticker Symbol:
PCTIX (Inst. Class)

Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks high current income exempt from federal and California income tax	Municipal securities (exempt from federal and California income tax)	B to Aaa; maximum of 10% of total assets below Baa

	Average Portfolio Duration 7-12 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. By concentrating its investments in California, the Fund will be subject to California State-Specific Risk.

The Fund may invest in Fixed Income Instruments which include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest without limitation in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest 25% or more of its total assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds. The Fund may invest the remainder of its net assets in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from seven to twelve years based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are municipal bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

California State-Specific Risk: the risk that by concentrating its investments in California Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal

Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO California Short Duration Municipal Income Fund	Ticker Symbol:
PCDIX (Inst. Class)

Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Short to intermediate maturity municipal securities (exempt from federal and California income tax)	Caa to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration < 3 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. By concentrating its investments in California, the Fund will be subject to California State-Specific Risk.

The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may invest 25% or more of its total assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds. The Fund may invest the remainder of its net assets in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund varies based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates and under normal market conditions is not expected to exceed three years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The total return sought by the Fund consists of both income earned on the Fund’s investments and capital appreciation. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) that are rated Caa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are California Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

California State-Specific Risk: the risk that by concentrating its investments in California Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal

Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO CommoditiesPLUS® Strategy Fund	Ticker symbol: PCLIX

Principal Investments and Strategies

Investment Objective Seeks total return which exceeds that of its benchmark consistent with prudent investment management	Fund Focus Commodity-linked derivative instruments backed by an actively managed low volatility bond portfolio Average Portfolio Duration ≤ 1 year	Credit Quality Baa to Aaa; max 10% of total assets below A Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by an actively managed, low volatility portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund invests in commodity-linked derivative instruments, including swap agreements, futures, options on futures, commodity index-linked notes and commodity options that provide exposure to the investment returns of the commodities futures markets. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.

The Fund will seek to gain exposure to the commodity futures markets primarily through investments in swap agreements and futures, and through investments in the PIMCO Cayman Commodity Fund III Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by PIMCO, and has the same investment objective as the Fund. As discussed in greater detail elsewhere in the prospectus, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The derivative instruments in which the Fund and the Subsidiary primarily intend to invest are instruments linked to certain commodity indices and instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts. These instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the Fund’s portfolio may deviate from the returns of any particular commodity index. The Fund or the Subsidiary may over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the Fund has greater or lesser exposure to that index than the value of the Fund’s net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations, and under normal circumstances the Fund will seek to maintain notional exposure to one or more commodity indices within 5% (plus or minus) of the value of the Fund’s net assets.

The Fund may also invest in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. These commodity index-linked notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment.

Assets not invested in commodity-linked derivative instruments or the Subsidiary may be invested in Fixed Income Instruments, including derivative Fixed Income Instruments. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. In addition, the Fund may invest its assets in particular sectors of the commodities futures market.

The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed one year. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest in investment grade securities that are rated at least Baa, including up to 10% of its total assets in securities rated below A, by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 5% of its total assets. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both commodity-linked derivative instruments and fixed income securities are declining, the Fund may experience substantial losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the Subsidiary will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO CommoditiesPLUS® Short Strategy Fund	Ticker symbol: PCPIX

Principal Investments and Strategies

Investment Objective Seeks total return which exceeds that of the inverse return of its benchmark, consistent with prudent investment management	Fund Focus Commodity-linked derivative instruments backed by an actively managed low volatility bond portfolio Average Portfolio Duration ≤ 1 year	Credit Quality Baa to Aaa; max 10% of total assets below A Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances in short positions with respect to the Bloomberg Commodity Index Total Return (the “Index”), including commodity-linked derivative instruments backed by an actively managed, low volatility portfolio of Fixed Income Instruments, such that the Fund’s net asset value may vary inversely with the value of the Index on a daily basis, subject to certain limitations summarized below. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will generally benefit when the price of the Index is declining. When the Index is rising, the Fund will generally not perform as well. Fixed Income Instruments owned by the Fund may also benefit or detract from the Fund’s net asset value. The Fund is designed for investors seeking to take advantage of declines in the value of the Index, or investors wishing to hedge existing long commodities positions. However, the Fund is not designed or expected to produce returns which replicate the inverse of the performance of the Index due to compounding, PIMCO’s active management, Fund fees and expenses and other factors discussed below.

The Fund will maintain short positions through the use of a combination of commodity-linked derivative instruments, including swap agreements, futures, options on futures, commodity index-linked notes and commodity options that provide short exposure to the investment returns of the commodities futures markets. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. While the Fund will, under normal circumstances, invest primarily in Index short positions backed by a portfolio of Fixed Income Instruments, PIMCO may reduce the Fund’s exposure to Index short positions when PIMCO deems it appropriate to do so. Additionally, the Fund may purchase call options on Index futures contracts or on other similar Index derivatives in an effort to limit the total potential decline in the Fund’s net asset value during a market in which prices of commodities positions are rising or expected to rise. Because the Fund invests primarily in short positions, gains and losses in the Fund will primarily be taxable as short-term gains or losses. However, a portion of the gains or losses from certain types of derivatives, including futures contracts in which the Fund may choose to invest, will be taxable as long-term gains or losses.

The Fund will seek to gain short exposure to the commodity futures markets primarily through investments in swap agreements and futures, and through investments in the PIMCO Cayman Commodity Fund IV Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by PIMCO, and has the same investment objective as the Fund. As discussed in greater detail elsewhere in the prospectus, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The derivative instruments in which the Fund and the Subsidiary primarily intend to invest are instruments inversely linked to certain commodity indices and instruments inversely linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts. These instruments may specify short exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the Fund’s portfolio may deviate from the inverse returns of any particular commodity index. The Fund or the Subsidiary may over-weight or under-weight its short exposure to a particular commodity index, or a subset of commodities, such that the Fund has greater or lesser short exposure to that index than the value of the Fund’s net assets, or greater or lesser short exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations, and under normal circumstances the Fund will seek to maintain notional short exposure to one or more commodity indices within 5% (plus or minus) of the value of the Fund’s net assets.

The Fund may also invest in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the inverse performance of commodity indices. These commodity index-linked notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment.

Assets not invested in commodity-linked derivative instruments or the Subsidiary may be invested in Fixed Income Instruments, including derivative Fixed Income Instruments. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. In addition, the Fund may invest its assets in particular sectors of the commodities futures market.

The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed one year. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest in investment grade securities that are rated at least Baa, including up to 10% of its total assets in securities rated below A, by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to within 1% (plus or minus) of the foreign currency exposure of the Index, which as of June 30, 2014 was 0%. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

Although the Fund uses derivatives and other short positions to gain exposures that may vary inversely with the performance of the Index on a daily basis, the Fund as a whole is not designed or expected to produce returns which replicate the inverse of the performance of the Index, and the degree of variation could be substantial, particularly over longer periods.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, even if the value of a commodity index is declining (which could be beneficial to the Fund’s short strategy), this could be offset by declining values of the Fixed Income Instruments held by the Fund. Conversely, it is possible that rising fixed income securities prices could be offset by a rising commodity index (which could lead to losses in a short strategy). In either scenario the Fund may experience losses. In a market where the value of a commodity index is rising and the Fund’s Fixed Income Instruments holdings are declining, the Fund may experience substantial losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Inverse Correlation and Compounding Risk: the risk that the Fund’s performance may vary substantially from the inverse performance of the Index for a number of reasons, including the effects of compounding on the performance of the Fund’s derivatives short positions for periods greater than one day, the results of PIMCO’s active management of the Fund (including income and gains or losses from Fixed Income Instruments and variations in the Fund’s level of short exposure) and that derivatives positions in general may not correlate exactly with an index (due, in part, to the possibility of different roll dates, reset dates or contract months in the case of commodity derivatives in comparison to those specified in a commodity index)

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the Subsidiary will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Convertible Fund	Ticker symbol: PFCIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with prudent investment management	Fund Focus Convertible securities Average Portfolio Duration N/A	Credit Quality Max 20% of total assets below B Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of convertible securities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Convertible securities, which are issued by companies of all sizes and market capitalizations, include, but are not limited to: corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) common stock or other securities, such as warrants or options, which provide an opportunity for equity participation. Convertible securities also include “synthetic” convertible securities. Synthetic convertible securities, which may be created by a third party or Pacific Investment Management Company LLC (“PIMCO”), are instruments that combine (i) non-convertible fixed income securities or preferred stocks, which may be represented by derivative instruments and (ii) securities or instruments such as warrants or call options that together possess economic characteristics similar to a convertible security. The Fund may invest in securities of any market capitalization, and may from time to time invest a significant amount of its assets in securities of smaller companies.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 20% of its total assets in securities rated below B by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. In addition, the Fund may invest in common stock or in other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest directly in real estate investment trusts (“REITs”). The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Smaller Company Risk: the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Convertible Securities Risk: the risk that the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. If the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value

PIMCO Credit Absolute Return Fund	Ticker symbol:
PCARX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Broad range of fixed income investments	Credit Quality Maximum of 50% of total assets below B-
	Average Portfolio Duration 0-6 years	Dividend Frequency Declared and distributed quarterly

The Fund invests under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Security selection, industry and sector allocation, and management of market risk within and across credit and corporate markets are expected to be the main drivers of returns over time. “Fixed Income Instruments” include bonds, debt securities, bank loans and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within zero to six years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund may invest in both investment grade and high yield securities (“junk bonds”) subject to a maximum of 50% of its total assets in securities rated below B- by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest without limitation in securities of foreign issuers and may also invest in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 15% of its total assets in preferred stock, convertible securities and other equity-related instruments.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Senior Debt Risk: the risk that investing in senior debt exposes the Fund to heightened credit risk, liquidity risk and valuation risk. If the issuer prepays, the Fund will have to reinvest the proceeds in other senior debt or instruments that may pay lower interest rates

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Equity Risk: the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Dividend and Income Builder Fund	Ticker symbol:
PQIIX (Inst. Class)

Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks to provide current income that exceeds the average yield on global stocks, and to provide a growing stream of income per share over time. The Fund’s secondary objective is to seek to provide long-term capital appreciation.	Diversified portfolio of income producing assets	N/A

	Average Portfolio Duration N/A	Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of income-producing investments, and will typically invest at least 50% of its assets in equity and equity-related securities. The Fund’s investments in equity and equity-related securities include common and preferred stock (and securities convertible into, or that Pacific Investment Management Company LLC (“PIMCO”) expects to be exchanged for, common or preferred stock), as well as securities issued by real estate investment trusts, master limited partnerships and other equity trusts and depositary receipts. The Fund may invest in securities issued by large-capitalization, mid-capitalization and small-capitalization companies.

When making equity investments, PIMCO uses bottom-up, fundamental analysis to seek to identify attractively valued issuers that currently pay dividends and have the potential for earnings and dividend growth over time. PIMCO seeks to increase portfolio diversification by investing in companies that are in various stages of the business life cycle. PIMCO also seeks to incorporate its extensive global macro insights into the portfolio construction process.

The Fund may also invest in “Fixed Income Instruments” of varying maturities. Fixed Income Instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The debt investments of the Fund may include investment-grade securities and high yield securities (“junk bonds”) of any rating.

The Fund’s approach to fixed income securities selection incorporates PIMCO’s global macroeconomic views and fixed income investment expertise. The Fund’s fixed income assets are selected based on fundamental analysis, as well as PIMCO’s view regarding the attractiveness of key investment risk factors.

The Fund may also invest in derivative instruments, such as options, futures contracts, swap agreements, equity-linked notes, equity-linked securities and participatory notes, consistent with its investment objectives. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also enter into reverse repurchase agreements and lend portfolio securities.

The Fund may invest a significant portion of its assets in securities and instruments that are economically tied to foreign (non-U.S.) countries. The Fund may also invest in securities and instruments that are economically tied to emerging market countries. The Fund may obtain foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) without limitation.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Equity Risk: the risk that the value of equity or equity-related securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities

Dividend-Oriented Stocks Risk: companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by the Fund or the Fund receiving less income

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that PIMCO believes will cause the stock price to increase do not occur

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield and Distressed Company Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Real Estate Risk: the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Small-Cap and Mid-Cap Company Risk: the risk that the value of equity securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of a derivative instrument may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Convertible Securities Risk: the risk that the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price”

PIMCO Emerging Markets Currency Fund	Ticker symbol:
PLMIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Currencies or Fixed Income Instruments denominated in currencies of non-U.S. countries	Credit Quality Maximum 15% of total assets below B
	Average Portfolio Duration ≤ 2 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in currencies of, or in Fixed Income Instruments denominated in the currencies of, emerging market countries. The Fund’s investments in currencies or Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in currencies or instruments denominated in currencies of emerging market countries may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund may invest in the currencies and Fixed Income Instruments of emerging market countries. Pacific Investment Management Company LLC (“PIMCO”) has broad discretion to identify countries that it considers to qualify as emerging markets. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security or a currency of an emerging market, such as a derivative instrument, rather than investing directly in emerging market securities or currencies.

The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and, under normal market conditions, is not expected to exceed two years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 15% of its total assets in securities rated below B by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest directly in real estate investment trusts (“REITs”). The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income and capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Diversified Income Fund	Ticker symbol:
PDIIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Investment grade corporate, high yield and emerging market fixed income instruments	Credit Quality Maximum 10% of total assets below B
	Average Portfolio Duration 3-8 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from three to eight years, based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund may invest in a diversified pool of corporate fixed income securities of varying maturities. The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 10% of its total assets in securities rated below B by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may invest, without limitation, in fixed income securities and instruments that are economically tied to emerging market countries. The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

PRINCIPAL RISKS

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Emerging Local Bond Fund	Ticker symbol:
PELBX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Fixed Income Instruments denominated in currencies of non-U.S. countries	Credit Quality Maximum 15% of total assets below B
	Average Portfolio Duration +/- 2 years of its benchmark	Dividend Frequency Declared daily and distributed monthly

The Fund’s investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments denominated in currencies of countries with emerging securities markets, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in forwards or derivatives denominated in any currency, and forwards or derivatives denominated in any currency will be included under the 80% of assets policy noted in the prior sentence so long as the underlying asset of such forwards or derivatives is a Fixed Income Instrument denominated in the currency of an emerging market country. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in instruments denominated in currencies of non-U.S. countries described above may be invested in other types of Fixed Income Instruments.

The Fund may invest without limitation in Fixed Income Instruments that are economically tied to emerging market countries. Pacific Investment Management Company LLC (“PIMCO”) has broad discretion to identify countries that it considers to qualify as emerging markets. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security such as a derivative instrument, rather than investing directly in emerging market securities.

The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), as calculated by PIMCO, which as of June 30, 2014 was 4.79 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 15% of its total assets in securities rated below B by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest directly in real estate investment trusts (“REITs”). The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income and capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

PRINCIPAL RISKS

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Emerging Markets Bond Fund	Ticker symbol:
PEBIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Emerging market Fixed Income Instruments	Credit Quality Maximum 15% of total assets below B
	Average Portfolio Duration +/- 2 years of its benchmark	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Such instruments may be denominated in non-U.S. currencies and the U.S. dollar. The average portfolio duration of this Fund varies based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates and, under normal market conditions, is not expected to exceed eight years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. The Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security or a currency of an emerging market country, such as a derivative instrument, rather than investing directly in emerging market securities or currencies.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 15% of its total assets in securities rated below B by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest directly in real estate investment trusts (“REITs”). The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

PRINCIPAL RISKS

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Emerging Markets Corporate Bond Fund	Ticker symbol:
PEMIX (Inst. Class)

Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Diversified portfolio of fixed income instruments economically tied to emerging market countries	Maximum 20% of total assets below Ba Dividend Frequency Declared daily and distributed monthly
Average Portfolio Duration +/- 2 years of its benchmark

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of corporate Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Such instruments may be denominated in non-U.S. currencies and the U.S. dollar. The average portfolio duration of the Fund varies based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates and, under normal market conditions, is not expected to exceed ten years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. The Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments, and any other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security or a currency of an emerging market country, such as a derivative instrument, rather than investing directly in emerging market securities or currencies.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 20% of its total assets in securities rated below Ba by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest directly in real estate investment trusts (“REITs”). The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.

PRINCIPAL RISKS

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	Ticker Symbols:
PEFIX

Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks total return which exceeds that of its benchmarks.	Enhanced RAFI® Emerging Markets Strategy Index derivatives backed by a portfolio of Fixed Income Instruments	B to Aaa; max 20% of total assets below Baa Dividend Frequency Quarterly
Average Portfolio Duration (-3) to 8 years

The Fund seeks to exceed the total return of the MSCI Emerging Markets Index (Net Dividends in USD) (the “Benchmark”) by investing under normal circumstances in derivatives based on the Enhanced RAFI® Emerging Markets Strategy Index (“Enhanced RAFI® EM”) backed by a diversified portfolio of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Enhanced RAFI® EM is constructed using the Fundamental Index® methodology, which is a patented, innovative indexing approach developed by Research Affiliates, LLC. The methodology weights companies by fundamental factors – including sales, cash flows, dividends and book value, with additional screens for quality of earnings, financial distress and other parameters – in an effort to enhance returns. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Benchmark is a market capitalization weighted index that is designed to measure equity market performance of emerging markets. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund is normally expected to primarily use Enhanced RAFI® EM derivatives in place of Enhanced RAFI® EM stocks to attempt to equal or exceed the daily performance of the Benchmark. The values of Enhanced RAFI® EM derivatives closely track changes in the value of Enhanced RAFI® EM. However, Enhanced RAFI® EM derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Research Affiliates, LLC, the Fund’s sub-adviser, provides investment advisory services in connection with the Fund’s use of the Enhanced RAFI® EM by, among other things, providing Pacific Investment Management Company LLC (“PIMCO”), or counterparties designated by PIMCO, with a model portfolio reflecting the composition of Enhanced RAFI® EM for purposes of developing Enhanced RAFI® EM derivatives. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO’s forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund seeks to remain invested in Enhanced RAFI® EM derivatives or Enhanced RAFI® EM stocks even when Enhanced RAFI® EM is declining.

The Fund typically will seek to gain exposure to Enhanced RAFI® EM by investing in total return swap agreements. In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) on Enhanced RAFI® EM from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon fee. The Fund’s sub-adviser facilitates the Fund’s use of Enhanced RAFI® EM derivatives by providing model portfolios of Enhanced RAFI® EM securities to the Fund’s swap counterparties, so that the counterparties can provide total return swaps based on Enhanced RAFI® EM to the Fund. Because Enhanced RAFI® EM is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. In addition to or instead of Enhanced RAFI® EM swaps, the Fund may invest in other derivative instruments, “baskets” of stocks, individual securities, and exchange-traded funds to maintain emerging markets equity exposure.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 20% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). With respect to the Fund’s fixed income investments, the Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries. With respect to the Fund’s fixed income investments, the Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. With respect to the Fund’s fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both Enhanced RAFI® EM derivatives and Fixed Income Instruments are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of Enhanced RAFI® EM stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	Ticker symbol:
PLVLX (Inst. Class)

Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks total return which exceeds that of its benchmark.	RA Emerging Markets Low Volatility Equity Income Index derivatives backed by a portfolio of fixed income instruments	B to Aaa; max 20% of total assets below Baa

	Average Portfolio Duration (-3) to 8 years	Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the MSCI Emerging Markets Index (Net Dividends in USD) (the “Benchmark Index”) by investing under normal circumstances in derivatives based on the RA Emerging Markets Low Volatility Equity Income Index (“RA Emerging Markets Low Volatility Index”) backed by a diversified portfolio of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The RA Emerging Markets Low Volatility Index construction process begins by using the Research Affiliates Fundamental Index® (“RAFI®”) methodology, which is a patented, innovative indexing approach developed by Research Affiliates, LLC. The methodology weights companies by fundamental factors – including sales, cash flows, dividends and book value. The RA Emerging Markets Low Volatility Index selects a subset of securities based upon volatility, income and leverage in an effort to enhance returns and reduce portfolio volatility attributable to equity market downside risk.

The Fund is normally expected to primarily use RA Emerging Markets Low Volatility Index derivatives in place of RA Emerging Markets Low Volatility Index stocks to attempt to equal or exceed the performance of the RA Emerging Markets Low Volatility Index. The values of RA Emerging Markets Low Volatility Index derivatives closely track changes in the value of RA Emerging Markets Low Volatility Index. However, RA Emerging Markets Low Volatility Index derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. The Fund seeks to remain invested in RA Emerging Markets Low Volatility Index derivatives or RA Emerging Markets Low Volatility Index stocks even when RA Emerging Markets Low Volatility Index is declining. The Fund will invest in instruments that are economically tied to at least three countries (one of which may be the United States).

The Fund typically will seek to gain exposure to RA Emerging Markets Low Volatility Index by investing in total return swap agreements. In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) on RA Emerging Markets Low Volatility Index from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon fee. In addition to or instead of RA Emerging Markets Low Volatility Index swaps, the Fund may invest in other derivative instruments, “baskets” of stocks, individual securities, and exchange-traded funds to maintain emerging markets equity exposure.

Research Affiliates, LLC, the Fund’s sub-adviser, provides investment advisory services in connection with the Fund’s use of the RA Emerging Markets Low Volatility Index by, among other things, providing Pacific Investment Management Company LLC (“PIMCO”), or counterparties designated by PIMCO, with a model portfolio reflecting the composition of RA Emerging Markets Low Volatility Index for purposes of developing RA Emerging Markets Low Volatility Index derivatives. Specifically, the Fund’s sub-adviser facilitates the Fund’s use of RA Emerging Markets Low Volatility Index derivatives by providing model portfolios of RA Emerging Markets Low Volatility Index securities to the Fund’s swap counterparties, so that the counterparties can provide total return swaps based on RA Emerging Markets Low Volatility Index to the Fund. Because RA Emerging Markets Low Volatility Index is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement.

In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return (“AR”) approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The AR approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO’s forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or

Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or related derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 20% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). With respect to the Fund’s fixed income investments, the Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity). The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. With respect to the Fund’s fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

The Benchmark Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance in the global emerging markets. The MSCI Emerging Markets Index (Net Dividends in USD) consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. The Fund may invest in common stocks, options, futures, options on futures and swaps.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both RA Emerging Markets Low Volatility Index derivatives and Fixed Income Instruments are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of RA Emerging Markets Low Volatility Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Extended Duration Fund	Ticker symbol:
PEDIX (Inst. Class)

Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum total return, consistent with prudent investment management	Long-term maturity Fixed Income Instruments	B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration + /- 3 years of its Benchmark	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the portfolio duration of the securities comprising the Citi STRIPS Index, 20+ Year Sub-Index, as calculated by PIMCO, which as of June 30, 2014 was 27.71 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) that are rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Floating Income Fund	Ticker symbol:
PFIIX (Inst. Class)

Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum current yield consistent with prudent investment management.	Variable and floating-rate Fixed Income Instruments and their economic equivalents	Caa to Aaa; maximum 10% of total assets below B

	Average Portfolio Duration < 1 year	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investments that effectively enable the Fund to achieve a floating rate of income, including, but not limited to, fixed-rate Fixed Income Instruments with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments, variable and floating-rate Fixed Income Instruments and Fixed Income Instruments with durations of less than or equal to one year, each of which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund will vary based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates. Through active management of the portfolio, including the use of derivative instruments, the Fund’s average portfolio duration will normally not exceed one year. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may also invest in other Fixed Income Instruments. Variable and floating-rate Fixed Income Instruments generally pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter).

The Fund may invest all of its assets in high yield securities (“junk bonds”) rated Caa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 10% of its total assets in securities rated Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality (except such limitations shall not apply to the Fund’s investments in mortgage-related securities). In addition, the Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

PRINCIPAL RISKS

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	Ticker symbol: PFORX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity hedged non-U.S. Fixed Income Instruments Average Portfolio Duration + /- 3 years of its Benchmark	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, future contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the portfolio duration of the securities comprising the JPMorgan GBI Global ex-US Index Hedged in USD, as calculated by PIMCO, which as of June 30, 2014 was 8.01 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Foreign Bond Fund (Unhedged)	Ticker symbol: PFUIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity non-U.S. Fixed Income Instruments Average Portfolio Duration + /- 3 years of its benchmark	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the portfolio duration of the securities comprising the JPMorgan GBI Global ex-US FX NY Index Unhedged in USD, as calculated by PIMCO, which as of June 30, 2014 was 7.97 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Fundamental Advantage Absolute Return Strategy Fund	Ticker symbol: PFATX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with prudent investment management

Fund Focus

Long exposure to Enhanced RAFI® U.S. Large Index hedged by short exposure to the S&P 500 index, backed by a portfolio of Fixed Income Instruments

Average Collateral Fixed Income Duration

(-3) to 8 years

Credit Quality B to Aaa; maximum 20% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances in derivatives providing long exposure to Enhanced RAFI® US Large and short exposure to the S&P 500 Index (the “S&P 500”), backed by a diversified portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Enhanced RAFI® US Large is constructed using the Fundamental Index® methodology, which is a patented, innovative indexing approach developed by Research Affiliates, LLC. The methodology weights companies by fundamental factors – including sales, cash flows, dividends and book value, with additional screens for quality of earnings, financial distress and other parameters – in an effort to enhance returns. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which seeks to generate returns without tracking traditional bond benchmarks. The absolute return approach is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The Fund’s strategy with respect to maintaining long exposure to Enhanced RAFI® US Large and short exposure to the S&P 500 can be characterized as “market neutral” because it seeks to maintain a low correlation to the fluctuation of the U.S. equity market as a whole while returning the relative appreciation (or depreciation) of Enhanced RAFI® US Large over the S&P 500.

The Fund seeks to maintain long exposure to Enhanced RAFI® US Large and short exposure to the S&P 500 even when Enhanced RAFI® US Large is underperforming relative to the S&P 500.

The Fund may invest in common stocks, options, futures, options on futures and swaps to gain long exposure to Enhanced RAFI® US Large and short exposure to the S&P 500. The Fund typically will seek to simultaneously gain long exposure to Enhanced RAFI® US Large and short exposure to the S&P 500, each in an amount, under normal circumstances, approximately equal to the Fund’s net assets. In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) on Enhanced RAFI® US Large from the counterparty to the swap agreement in exchange for paying the price appreciation (or depreciation) on the S&P 500 and certain transaction costs. While the Fund will, under normal circumstances, seek to maintain approximately equal value exposure in its long positions in Enhanced RAFI® US Large and short positions in the S&P 500 in an effort to offset the effects on the Fund’s performance of general stock market movements, Pacific Investment Management Company LLC (“PIMCO”) may increase or decrease the Fund’s long exposure to Enhanced RAFI® US Large or the Fund’s short exposure to the S&P 500 when PIMCO deems it appropriate to do so. Because Enhanced RAFI® US Large is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, or when PIMCO otherwise deems it appropriate to do so, the Fund may invest in, or take short positions in, other derivative instruments, “baskets” of stocks, or individual securities to replicate the performance of Enhanced RAFI® US Large relative to the S&P 500. The Fund also may invest in exchange-traded funds.

The values of derivatives based on Enhanced RAFI® US Large and the S&P 500 should closely track changes in the value of Enhanced RAFI® US Large and the S&P 500. However, these derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the Fund’s assets may be invested in Fixed Income Instruments. Research Affiliates, LLC, the Fund’s sub-adviser, provides investment advisory services in connection with the Fund’s use of Enhanced RAFI® US Large by, among other things, providing PIMCO, or counterparties designated by PIMCO, with a model portfolio reflecting the composition of Enhanced RAFI® US Large for purposes of developing Enhanced RAFI® US Large derivatives.

PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO’s forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 20% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). With respect to the Fund’s fixed income investments, the Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund may also invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. Although the Fund seeks to protect against equity market risk arising from its long exposure to Enhanced RAFI® US Large by maintaining short exposure to the S&P 500, under certain conditions, generally in a market where Enhanced RAFI® US Large underperforms relative to the S&P 500 and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Fundamental IndexPLUS® AR Fund	Ticker symbol: PXTIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks total return which exceeds that of its benchmark	Fund Focus Enhanced RAFI® U.S. Large Index derivatives backed by a portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration (-3) to 8 years	Credit Quality B to Aaa; maximum 20% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the S&P 500 Index (the “S&P 500”) by investing under normal circumstances in derivatives based on Enhanced RAFI® US Large backed by a portfolio of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Enhanced RAFI® US Large is constructed using the Fundamental Index® methodology, which is a patented, innovative indexing approach developed by Research Affiliates, LLC. The methodology weights companies by fundamental factors – including sales, cash flows, dividends and book value, with additional screens for quality of earnings, financial distress and other parameters – in an effort to enhance returns. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which seeks to generate returns without tracking traditional bond benchmarks. The absolute return approach is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. The S&P 500 is an unmanaged index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund uses Enhanced RAFI® US Large derivatives in addition to or in place of Enhanced RAFI® US Large stocks to attempt to equal or exceed the daily performance of the S&P 500. The values of Enhanced RAFI® US Large derivatives should closely track changes in the value of Enhanced RAFI® US Large. However, Enhanced RAFI® US Large derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Research Affiliates, LLC, the Fund’s sub-adviser, provides investment advisory services in connection with the Fund’s use of Enhanced RAFI® US Large by, among other things, providing Pacific Investment Management Company LLC (“PIMCO”), or counterparties designated by PIMCO, with a model portfolio reflecting the composition of Enhanced RAFI® US Large for purposes of developing Enhanced RAFI® US Large derivatives.

PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO’s forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund seeks to remain invested in Enhanced RAFI® US Large derivatives or Enhanced RAFI® US Large stocks even when Enhanced RAFI® US Large is declining.

The Fund typically will seek to gain exposure to Enhanced RAFI® US Large by investing in total return swap agreements. In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) on Enhanced RAFI® US Large from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon fee. The Fund’s sub-adviser facilitates the Fund’s use of Enhanced RAFI® US Large derivatives by providing model portfolios of Enhanced RAFI® US Large securities to the Fund’s swap counterparties, so that the counterparties can provide total return swaps based on Enhanced RAFI® US Large to the Fund. Because the Enhanced RAFI® US Large is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, the Fund may invest in other derivative instruments, “baskets” of stocks, or individual securities to replicate the performance of Enhanced RAFI® US Large.

Though the Fund does not normally invest directly in Enhanced RAFI® US Large securities, when Enhanced RAFI® US Large derivatives appear to be overvalued relative to Enhanced RAFI® US Large, the Fund may invest all of its assets in a “basket” of Enhanced RAFI® US Large stocks. The Fund also may invest in exchange-traded funds.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 20% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both Enhanced RAFI® US Large derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of Enhanced RAFI® US Large stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Global Advantage® Strategy Bond Fund	Ticker symbol:
PSAIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks total return which exceeds that of its benchmarks, consistent with prudent investment management.	Fund Focus U.S. and non-U.S. Fixed Income Instruments	Credit Quality Maximum of 15% of total assets below B
	Average Portfolio Duration < 8 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Pacific Investment Management Company LLC (“PIMCO”) selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, and trade and current account balances. The Fund may invest without limitation in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund may also invest up to 10% of its total assets in preferred stocks. In addition, the Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 15% its total assets in securities rated below B by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and, under normal market conditions, is not expected to exceed eight years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation or improving credit fundamentals for a particular sector or security.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Global Bond Fund (U.S. Dollar-Hedged)	Ticker symbol:
PGBIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital.	Fund Focus U.S. and hedged non-U.S. intermediate maturity Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration +/- 3 years of its benchmark	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Securities may be denominated in major foreign currencies or the U.S. dollar. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund normally invests at least 25% of its net assets in instruments that are economically tied to foreign (non-U.S.) countries. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the portfolio duration of the securities comprising the JPMorgan GBI Global Index Hedged in USD, as calculated by PIMCO, which as of June 30, 2014 was 7.25 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Global Bond Fund (Unhedged)	Ticker symbol:
PIGLX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Fund Focus U.S. and non-U.S. intermediate maturity Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa
	Average Portfolio Duration +/- 3 years of its benchmark	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, future contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Securities may be denominated in major foreign currencies or the U.S. dollar.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund normally invests at least 25% of its net assets in instruments that are economically tied to foreign (non-U.S.) countries. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the portfolio duration of the securities comprising the JPMorgan GBI Global FX New York Unhedged in USD, as calculated by PIMCO, which as of June 30, 2014 was 7.25 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitations, the Fund may invest in mortgage-backed securities rated below B). The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO GNMA Fund	Ticker symbol:
PDMIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Fund Focus Short and intermediate maturity mortgage-related fixed income securities issued by the Government National Mortgage Association	Credit Quality Baa to Aaa; maximum 10% of total assets below Aaa
	Average Portfolio Duration 1-7 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association (“GNMA”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund is neither sponsored by nor affiliated with GNMA. The average portfolio duration of this Fund normally varies from one to seven years based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest without limit in securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises. In addition, the Fund may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), subject to a minimum rating of Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

GNMA, a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration, or guaranteed by the Department of Veterans Affairs. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Government Money Market Fund	Ticker Symbols: PGMXX (Admin. Class)
PGFXX (Class M)

Principal Investments and Strategies

Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity.	Fund Focus U.S. government securities	Credit Quality Min 97% of total assets Prime 1; < 3% of total assets Prime 2
	Average Portfolio Maturity < 60 days dollar-weighted average maturity	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. government securities. The Fund may invest in the following: U.S. Treasury bills, notes, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government (including its agencies and instrumentalities) and repurchase agreements secured by such obligations. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 60 days and the dollar-weighted average life to maturity of the Fund may not exceed 120 days. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

The Fund’s investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

Principal Risks

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

PIMCO High Yield Fund	Ticker symbol:
PHIYX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Fund Focus Higher yielding fixed income securities	Credit Quality minimum 80% of assets below Baa; maximum 20% of total assets Caa or below
	Average Portfolio Duration +/- 1 year of its benchmark	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, rated below investment grade by Moody’s Investors Services, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”) or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality. The Fund may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Fund’s assets may be invested in investment grade Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within one year (plus or minus) of the portfolio duration of the securities comprising the BofA Merrill Lynch U.S. High Yield BB-B Rated Constrained Index, as calculated by PIMCO, which as of June 30, 2014 was 4.05 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO High Yield Municipal Bond Fund	Ticker symbol:
PHMIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks high current income exempt from federal inco me tax. Total return is a secondary objective.	Fund Focus Intermediate to long-term maturity high yield municipal securities (exempt from federal income tax)	Credit Quality No Limitation
	Average Portfolio Duration 4-11 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund intends to invest a portion of its assets in high yield Municipal Bonds and “private activity” bonds that are rated (at the time of purchase) below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality (commonly known as “junk bonds”). The Fund may also invest, without limitation, in higher rated Municipal Bonds. The Fund may invest up to 30% of its assets in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, distributions derived from “private activity” bonds must be included in their AMT calculations, and as such a portion of the Fund’s distribution may be subject to federal income tax. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds.

The average portfolio duration of this Fund normally varies from four to eleven years, based on PIMCO’s forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The portfolio manager focuses on Municipal Bonds with the potential to offer high current income, typically looking for Municipal Bonds that can provide consistently attractive current yields or that are trading at competitive market prices. The “total return” sought by the Fund consists of both income earned on its investments and capital appreciation, if any, generally arising from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund may invest in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may also invest in derivative instruments, such as options, futures contracts or swap agreements, and invest in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. In addition, the Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

California State-Specific Risk: the risk that by concentrating its investments in California Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal

New York State-Specific Risk: the risk that by concentrating its investments in New York Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal

Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO High Yield Spectrum Fund	Ticker symbol:
PHSIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with prudent investment management.	Fund Focus High yielding fixed income securities	Credit Quality Minimum of 80% of assets below Baa
	Average Portfolio Duration + / - 1 year of its benchmark	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by convertibles, warrants, forwards or derivatives such as swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality. The Fund may invest, without limitation, in Fixed Income Instruments and other securities of any rating below investment grade as rated by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of the Fund normally varies within one year (plus or minus) of the portfolio duration of the securities comprising the BofA/Merrill Lynch Developed Markets High Yield Constrained (USD Hedged) Index (the “Benchmark”), as calculated by PIMCO, which as of June 30, 2014 was 3.69 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest without limit in securities of foreign issuers or securities denominated in foreign currencies. The Fund may invest without limit in securities and instruments of corporate issuers economically tied to emerging market countries and may invest up to 10% of its total assets in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities, that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to within 10% (plus or minus) of the Benchmark’s foreign currency exposure, which as of June 30, 2014 was -0.06%.

The Fund may invest, without limitation, in derivative instruments, such as credit default swap agreements and total return swap agreements. The Fund may purchase or sell securities on a when issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 15% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Income Fund	Ticker symbol:
PIMIX (Inst. Class)

Principal Investments and Strategies

Investment Objectives Seeks to maximize current income. Long-term capital appreciation is a secondary objective.	Fund Focus Broad range of Fixed Income Instruments	Credit Quality Caa to Aaa; maximum 50% of total assets below Baa
	Average Portfolio Duration 0-8 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objectives by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing income efficient implementation strategies. The capital appreciation sought by the Fund generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Fund will generally allocate its assets among several investment sectors, without limitation, which may include: (i) high yield securities (“junk bonds”) and investment grade corporate bonds of issuers located in the United States and non-U.S. countries, including emerging market countries; (ii) fixed income securities issued by U.S. and non-U.S. governments (including emerging market governments), their agencies and instrumentalities; (iii) mortgage-related and other asset backed securities; and (iv) foreign currencies, including those of emerging market countries. However, the Fund is not required to gain exposure to any one investment sector, and the Fund’s exposure to any one investment sector will vary over time. The average portfolio duration of this Fund normally varies from zero to eight years based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund may invest up to 50% of its total assets in high yield securities rated below investment grade but rated at least Caa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or if unrated, determined by PIMCO to be of comparable quality (except such limitation shall not apply to the Fund’s investments in mortgage- and asset-backed securities). In addition, the Fund may invest, without limitation, in securities denominated in foreign currencies. The Fund may invest up to 20% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO International Fundamental IndexPLUS® AR Strategy Fund	Ticker symbol:
PTSIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks total return which exceeds that of its benchmark.	Fund Focus Enhanced RAFI® Institutional Large Index derivatives backed by a portfolio of fixed income instruments	Credit Quality B to Aaa; Maximum of 20% of total assets below Baa
	Average Portfolio Duration (-3) to 8 years	Dividend Frequency Quarterly

The Fund seeks total return which exceeds that of the MSCI EAFE Net Dividend Index (USD Unhedged) (the “Benchmark Index”), by investing under normal circumstances in derivatives based on the Enhanced RAFI® International Large, backed by a diversified portfolio of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Enhanced RAFI® International Large is constructed using the Fundamental Index® methodology, which is a patented, innovative indexing approach developed by Research Affiliates, LLC. The methodology weights companies by fundamental factors – including sales, cash flows, dividends and book value, with additional screens for quality of earnings, financial distress and other parameters – in an effort to enhance returns. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. The Fund uses the Enhanced RAFI® International Large derivatives to attempt to equal or exceed the daily performance of the Benchmark Index. The values of the Enhanced RAFI® International Large derivatives should closely track changes in the value of Enhanced RAFI® International Large. However, Enhanced RAFI® International Large derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. As of June 30, 2014, the Enhanced RAFI® International Large is comprised of stocks with a market capitalization ranging from $332 million to $264 billion.

Research Affiliates, LLC, the Fund’s sub-adviser, provides investment advisory services in connection with the Fund’s use of the Enhanced RAFI® International Large by, among other things, providing Pacific Investment Management Company LLC (“PIMCO”), or counterparties designated by PIMCO, with a model portfolio reflecting the composition of the Enhanced RAFI® International Large for purposes of developing Enhanced RAFI® International Large derivatives. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO’s forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund typically will seek to gain exposure to the Enhanced RAFI® International Large by investing in total return swap agreements. In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) on the Enhanced RAFI® International Large from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon fee. The Fund’s sub-adviser facilitates the Fund’s use of the Enhanced RAFI® International Large derivatives by providing model portfolios of the Enhanced RAFI® International Large securities to the Fund’s swap counterparties, so that the counterparties can provide total return swaps based on the Enhanced RAFI® International Large to the Fund. Because the Enhanced RAFI® International Large is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, the Fund may invest in other derivative instruments, “baskets” of stocks, or individual securities to replicate the performance of the Enhanced RAFI® International Large.

The Fund seeks to remain invested in the Enhanced RAFI® International Large derivatives even when the Enhanced RAFI® International Large is declining. Though the Fund does not normally invest directly in the Enhanced RAFI® International Large securities, when the Enhanced RAFI® International Large derivatives appear to be overvalued relative to the Enhanced RAFI® International Large, the Fund may invest all of its assets in a “basket” of Enhanced RAFI® International Large stocks.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 20% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). The Fund may invest, without limitation, in securities denominated in foreign (non-U.S.) currencies and in U.S. dollar-denominated securities of foreign (non-U.S.) issuers. With respect to the Fund’s fixed income investments, the Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries. With respect to the Fund’s fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both Enhanced RAFI® International Large derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of Enhanced RAFI® International Large stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	Ticker Symbol:
PISIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks total return which exceeds that of its benchmark index consistent with prudent investment management.	Fund Focus Non-U.S. equity derivatives (hedged to U.S. Dollars) backed by a portfolio of Fixed Income Instruments	Credit Quality B to Aaa; maximum 20% of total assets below Baa
	Average Collateral Fixed Income Duration (-3) to 8 years	Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of its benchmark index by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund’s benchmark index is the Morgan Stanley Capital International Europe, Australasia and Far East (“EAFE”) Net Dividend Index, hedged to U.S. dollars (the “Index”). The Fund normally uses equity derivatives instead of stocks to attempt to equal or exceed the daily performance of the Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of equity derivatives should closely track changes in the value of underlying securities or indices. However, derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Pacific Investment Management Company LLC (“PIMCO”) actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO’s forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Index is an unmanaged index of issuers in countries of Europe, Australia and the Far East represented in U.S. dollars on a hedged basis. The Fund seeks to remain invested in equity derivatives and/or stocks even when the Index is declining. The Fund may invest in non-U.S. equities or non-U.S. equity derivatives that do not comprise the Index.

The Fund does not normally invest directly in stocks. However, when equity derivatives appear to be overvalued, the Fund may invest some or all of its assets in stocks. The Fund also may invest in exchange-traded funds.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 20% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). With respect to the Fund’s fixed income investments, the Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. With respect to the Fund’s fixed income investments, the Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries. With respect to the Fund’s fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of stocks comprising the Index. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	Ticker symbol:
PSKIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks total return which exceeds that of its benchmark index consistent with prudent investment management.	Fund Focus Non-U.S. equity derivatives backed by a portfolio of Fixed Income Instruments	Credit Quality B to Aaa; maximum 20% of total assets below Baa
	Average Collateral Fixed Income Duration (-3) to 8 years	Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of its benchmark index by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund’s benchmark index is the Morgan Stanley Capital International Europe Australasia Far East (“EAFE”) Net Dividend Index (the “Index”). The Fund normally uses equity derivatives instead of stocks to attempt to equal or exceed the daily performance of the Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of equity derivatives should closely track changes in the value of underlying securities or indices. However, derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Pacific Investment Management Company LLC (“PIMCO”) actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO’s forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Index is an unmanaged index of issuers in countries of Europe, Australia and the Far East represented in U.S. dollars on an unhedged basis. The Fund seeks to remain invested in equity derivatives and/or stocks even when the Index is declining. The Fund may invest in non-U.S. equities or non-U.S. equity derivatives that do not comprise the Index.

The Fund does not normally invest directly in stocks. However, when equity derivatives appear to be overvalued, the Fund may invest some or all of its assets in stocks. The Fund also may invest in exchange-traded funds. The Fund’s equity exposure will not be hedged into U.S. dollars.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 20% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). With respect to the Fund’s fixed income investments, the Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. With respect to the Fund’s fixed income investments, the Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries. With respect to the Fund’s fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of stocks comprising the Index. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	Ticker symbol:
PLVTX (Inst. Class)

Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks total return which exceeds that of its benchmark.	RA International Low Volatility Equity Income Index derivatives backed by a portfolio of fixed income instruments	B to Aaa; max 20% of total assets below Baa

	Average Portfolio Duration	Dividend Frequency
	(-3) to 8 years	Declared and distributed quarterly

The Fund seeks total return which exceeds that of the MSCI EAFE Net Dividend Index (USD Unhedged) (the “Benchmark Index”), by investing under normal circumstances in derivatives based on the RA International Low Volatility Equity Income Index (“RA International Low Volatility Index”), backed by a diversified portfolio of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The RA International Low Volatility Index construction process begins by using the Research Affiliates Fundamental Index® (“RAFI®”) methodology, which is a patented, innovative indexing approach developed by Research Affiliates, LLC. The methodology weights companies by fundamental factors – including sales, cash flows, dividends and book value. The RA International Low Volatility Index selects a subset of securities based upon volatility, income and leverage in an effort to enhance returns and reduce portfolio volatility attributable to equity market downside risk.

The Fund uses the RA International Low Volatility Index derivatives to attempt to equal or exceed the daily performance of the Benchmark Index. The values of the RA International Low Volatility Index derivatives should closely track changes in the value of RA International Low Volatility Index. However, RA International Low Volatility Index derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. The Fund seeks to remain invested in the RA International Low Volatility Index derivatives even when the RA International Low Volatility Index is declining. The Fund will invest in instruments that are economically tied to at least three countries (one of which may be the United States).

The Fund typically will seek to gain exposure to the RA International Low Volatility Index by investing in total return swap agreements. In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) on the RA International Low Volatility Index from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon fee. Though the Fund does not normally invest directly in the RA International Low Volatility Index securities, when the RA International Low Volatility Index derivatives appear to be overvalued relative to the RA International Low Volatility Index, the Fund may invest all of its assets in a “basket” of RA International Low Volatility Index stocks.

Research Affiliates, LLC, the Fund’s sub-adviser, provides investment advisory services in connection with the Fund’s use of the RA International Low Volatility Index by, among other things, providing Pacific Investment Management Company LLC (“PIMCO”), or counterparties designated by PIMCO, with a model portfolio reflecting the composition of the RA International Low Volatility Index for purposes of developing RA International Low Volatility Index derivatives. Specifically, the Fund’s sub-adviser facilitates the Fund’s use of the RA International Low Volatility Index derivatives by providing model portfolios of the RA International Low Volatility Index securities to the Fund’s swap counterparties, so that the counterparties can provide total return swaps based on the RA International Low Volatility Index to the Fund. Because the RA International Low Volatility Index is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, the Fund may invest in other derivative instruments, “baskets” of stocks, or individual securities to replicate the performance of the RA International Low Volatility Index.

In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return (“AR”) approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The AR approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO’s forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or related derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 20% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). The Fund may invest, without limitation, in securities denominated in foreign (non-U.S.) currencies and in U.S. dollar-denominated securities of foreign (non-U.S.) issuers. With respect to the Fund’s fixed income investments, the Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity). With respect to the Fund’s fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

The Benchmark Index is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on an unhedged basis.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both RA International Low Volatility Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of RA International Low Volatility Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO and Research Affiliates will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO, Research Affiliates and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Investment Grade Corporate Bond Fund	Ticker symbol: PIGIX (Inst. Class)

Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Corporate fixed income securities	B to Aaa; maximum 15% of total assets below Baa

	Average Portfolio Duration +/- 2 years of its benchmark	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment grade corporate fixed income securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in investment grade corporate fixed income securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays U.S. Credit Index, as calculated by PIMCO, which as of June 30, 2014 was 6.73 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 15% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). Investment grade debt securities are rated Baa or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Long-Term Credit Fund	Ticker symbol: PTCIX (Inst. Class)

Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks total return which exceeds that of its benchmark, consistent with preservation of capital and prudent investment management	Long-term maturity Fixed Income Instruments	B to Aaa; maximum 20% of total assets below Baa

	Average Portfolio Duration +/- 2 years of its Benchmark	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Fund’s benchmark, the Barclays U.S. Long Credit Index, as calculated by PIMCO, which as of June 30, 2014 was 12.73 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. In addition, the dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected to be more than ten years.

The Fund invests primarily in investment grade debt securities, but may invest up to 20% of its total assets in high yield securities (“junk bonds”) that are rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. Consistent with other investment limitations, the Fund may invest, without limitation, in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Long Duration Total Return Fund	Ticker symbol: PLRIX (Inst. Class)

Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum total return, consistent with prudent investment management.	Long-term maturity Fixed Income Instruments	B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration +/- 2 years of its benchmark	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays Long Term Government/Credit Index, as calculated by PIMCO, which as of June 30, 2014 was 13.97 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) that are rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Long-Term U.S. Government Fund	Ticker symbol: PGOVX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Fund Focus Long-term maturity fixed income securities	Credit Quality A to Aaa; max 25% Aa; max 10% A
	Average Portfolio Duration ≥ 8 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. While Pacific Investment Management Company LLC (“PIMCO”) may invest in derivatives at any time it deems appropriate, it will generally do so when it believes that U.S. Government Securities are overvalued relative to derivative instruments. This Fund will normally have a minimum average portfolio duration of eight years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. In addition, the dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected to be more than ten years.

The Fund’s investments in Fixed Income Instruments are limited to those of investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least A by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may only invest up to 10% of its total assets in securities rated A by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality and may only invest up to 25% of its total assets in securities rated Aa by Moody’s, or equivalently rated by S&P or Fitch or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Low Duration Fund	Ticker symbol: PTLDX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Fund Focus Short maturity Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa
	Average Portfolio Duration 1-3 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to three years based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Low Duration Fund II	Ticker Symbol:
PLDTX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Fund Focus Short maturity Fixed Income Instruments with quality and Non-U.S. Issuer Restrictions	Credit Quality A to Aaa

	Average Portfolio Duration 1-3 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to three years based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated A or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Low Duration Fund III	Ticker Symbol:
PLDIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Fund Focus Short maturity Fixed Income Instruments with prohibitions on firms engaged in socially sensitive practices	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration 1-3 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to three years based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals or military equipment, the operation of gambling casinos or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. In addition, the Fund will not invest directly in securities of issuers that are engaged in certain business activities in or with the Republic of the Sudan (a “Sudan-Related Issuer”). In analyzing whether an issuer is a Sudan- Related Issuer, PIMCO may rely upon, among other things, information from a list provided by an independent third party.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Low Volatility Rafi®-Plus AR Fund	Ticker symbol:
PILVX (Inst. Class)

Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks total return which exceeds that of its benchmark.	RA US Low Volatility Equity Income Index derivatives backed by a portfolio of fixed income instruments	B to Aaa; max 20% of total assets below Baa

	Average Portfolio Duration (-3) to 8 years	Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the S&P 500 (the “Benchmark Index”) by investing under normal circumstances in derivatives based on the RA US Low Volatility Equity Income Index (“RA US Low Volatility Index”) backed by a diversified portfolio of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The RA US Low Volatility Index construction process begins by using the Research Affiliates Fundamental Index® (“RAFI®”) methodology, which is a patented, innovative indexing approach developed by Research Affiliates, LLC. The methodology weights companies by fundamental factors – including sales, cash flows, dividends and book value. The RA US Low Volatility Index selects a subset of securities based upon volatility, income and leverage in an effort to enhance returns and reduce portfolio volatility attributable to equity market downside risk.

The Fund uses RA US Low Volatility Index derivatives in addition to or in place of RA US Low Volatility Index stocks to attempt to equal or exceed the daily performance of the Benchmark Index. The values of RA US Low Volatility Index derivatives should closely track changes in the value of RA US Low Volatility Index. However, RA US Low Volatility Index derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. The Fund seeks to remain invested in RA US Low Volatility Index derivatives or RA US Low Volatility Index stocks even when RA US Low Volatility Index is declining.

The Fund typically will seek to gain exposure to RA US Low Volatility Index by investing in total return swap agreements. In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) on RA US Low Volatility Index from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon fee. Though the Fund does not normally invest directly in RA US Low Volatility Index securities, when RA US Low Volatility Index derivatives appear to be overvalued relative to RA US Low Volatility Index, the Fund may invest all of its assets in a “basket” of RA US Low Volatility Index stocks. The Fund may also invest in exchange-traded funds. The Fund may invest in common stocks, options, futures, options on futures and swaps.

Research Affiliates, LLC, the Fund’s sub-adviser, provides investment advisory services in connection with the Fund’s use of RA US Low Volatility Index by, among other things, providing Pacific Investment Management Company LLC (“PIMCO”), or counterparties designated by PIMCO, with a model portfolio reflecting the composition of RA US Low Volatility Index for purposes of developing RA US Low Volatility Index derivatives. Specifically, the Fund’s sub-adviser facilitates the Fund’s use of RA US Low Volatility Index derivatives by providing model portfolios of RA US Low Volatility Index securities to the Fund’s swap counterparties, so that the counterparties can provide total return swaps based on RA US Low Volatility Index to the Fund. Because the RA US Low Volatility Index is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, the Fund may invest in other derivative instruments, “baskets” of stocks, or individual securities to replicate the performance of RA US Low Volatility Index.

In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return (“AR”) approach, which seeks to generate returns without tracking traditional bond benchmarks. The AR approach is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The AR approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO’s forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or

Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or related derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 20% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. With respect to the Fund’s fixed income investments, the Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity). With respect to the Fund’s fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

The Benchmark Index is an unmanaged index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both RA US Low Volatility Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of RA US Low Volatility Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Moderate Duration Fund	Ticker Symbol:
PMDRX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Fund Focus Short and intermediate maturity fixed income securities	Credit Quality B to Aaa; maximum 10% of total assets below Baa
	Average Portfolio Duration + /- 2 years of its benchmark	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays Intermediate Government/Credit Index, as calculated by PIMCO, which as of June 30, 2014 was 3.88 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-backed securities rated below B). The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Money Market Fund	Ticker Symbol:
PMIXX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity.	Fund Focus Money market instruments	Credit Quality Minimum 97% of total assets rated Prime 1; < 3% of total assets rated Prime 2

	Average Portfolio Maturity < 60 days dollar-weighted average maturity	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by complying with the quality, maturity and diversification of securities requirements applicable to money market funds. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so. The Fund may invest in the following U.S. dollar-denominated instruments: obligations of the U.S. Government (including its agencies and instrumentalities); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The Fund may invest more than 25% of its total assets in or obligations issued by U.S. banks.

Principal Risks

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

PIMCO Mortgage-Backed Securities Fund	Ticker Symbol:
PTRIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Fund Focus Short and intermediate maturity mortgage-related Fixed Income Instruments	Credit Quality Baa to Aaa; maximum 10% of total assets below Aaa

	Average Portfolio Duration 1-7 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage dollar rolls), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to seven years based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest without limit in securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises. In addition, the Fund may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality, subject to a minimum rating of Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest up to an additional 5% of its total assets in mortgage-related high yield instruments (“junk bonds”) rated below Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Mortgage Opportunities Fund	Ticker Symbol:
PMZIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum long-term return, consistent with prudent investment management.	Fund Focus Mortgage-related assets	Credit Quality Maximum of 50% of total assets Caa or higher

	Average Portfolio Duration (-1) to 8 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of mortgage-related assets, including, but not limited to Agency residential and commercial mortgage-backed securities (“MBS”) and private label residential and commercial MBS, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Agency MBS refers to MBS issued by government-sponsored enterprises, such as the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). The Fund will invest in a broad array of mortgage-related securities in seeking to generate consistent, absolute returns across full market cycles. The remainder of the Fund’s assets may be invested in other types of “Fixed Income Instruments,” which include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private sector entities. The average portfolio duration of this Fund normally varies from (negative) 1 year to positive 8 years based on PIMCO’s forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund may invest up to 50% of its total assets in high yield securities (“junk bonds”) that are rated Caa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality (except such limitation shall not apply to the Fund’s investments in mortgage-related securities). The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts, options on futures, fixed income swap agreements, credit default swap agreements and other synthetic mortgage-related swap indices, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may invest up to 10% of its total assets in any combination of mortgage-related or other asset-backed interest-only (“IO”), principal-only (“PO”), or inverse floating rate debt (“inverse floater”) securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Extension Risk: the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of the Fund’s investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested

Prepayment Risk: the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in the Fund foregoing future interest income on the portion of the principal repaid early and may result in the Fund being forced to reinvest investment proceeds at lower interest rates

Privately Issued Mortgage-Related Securities Risk: the risk of non-payment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular foreign government) than funds that are “diversified”

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Municipal Bond Fund	Ticker symbol: PFMIX (Inst. Class)

Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks high current income exempt from federal income tax, consistent with preservation of capital. Capital appreciation is a secondary objective.	Intermediate to long-term maturity municipal securities (exempt from federal income tax)	Ba to Aaa; maximum 10% of total assets below Baa
	Average Portfolio Duration 3-12 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund may invest up to 20% of its net assets in U.S. Government Securities, money market instruments and/or “private activity” bonds. For shareholders subject to the federal alternative minimum tax (“AMT”), distributions derived from “private activity” bonds must be included in their AMT calculations, and as such a portion of the Fund’s distribution may be subject to federal income tax. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in Municipal Bonds or “private activity” bonds which are high yield securities (“junk bonds”) rated at least Ba by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds. The average portfolio duration of this Fund normally varies from three to twelve years, based on PIMCO’s forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, and invest in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

California State-Specific Risk: the risk that by concentrating its investments in California Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal

New York State-Specific Risk: the risk that by concentrating its investments in New York Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal

Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO National Intermediate Municipal Bond Fund	Ticker symbol: PMNIX (Inst. Class)

Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum tax exempt income	Municipal securities (exempt from federal income tax) Average Portfolio Duration 3 to 9 years	Ba to Aaa; maximum of 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund may invest in Fixed Income Instruments which include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest without limitation in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, distributions derived from “private activity” bonds must be included in their AMT calculations, and as such a portion of the Fund’s distribution may be subject to federal income tax. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds. The Fund may invest the remainder of its net assets in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from three to nine years, based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in Municipal Bonds or “private activity” bonds which are high yield securities (“junk bonds”) rated at least Ba by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, and invest in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

California State-Specific Risk: the risk that by concentrating its investments in California Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal

New York State-Specific Risk: the risk that by concentrating its investments in New York Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal

Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO New York Municipal Bond Fund	Ticker symbol: PNYIX (Inst. Class)

Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks high current income exempt from federal and New York income tax. Capital appreciation is a secondary objective.	Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax)	B to Aaa; maximum 10% of total assets below Baa
	Average Portfolio Duration 3-12 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax (“New York Municipal Bonds”). New York Municipal Bonds generally are issued by or on behalf of the State of New York and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of New York whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax. By concentrating its investments in New York, the Fund will be subject to New York State-Specific Risk.

The Fund may invest without limitation in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest 25% or more of its total assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds. The Fund may invest the remainder of its net assets in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from three to twelve years based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

New York State-Specific Risk: the risk that by concentrating its investments in New York Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal

Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Real Return Fund	Ticker symbol: PRRIX (Inst. Class)

Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum real return, consistent with preservation of capital and prudent investment management.	Inflation-indexed Fixed Income Instruments Average Portfolio Duration +/-3 years of its benchmark	B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Because market convention for bonds is to use nominal yields to measure duration, duration for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor. The resulting nominal duration typically can range from 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the Barclays U.S. TIPS Index will be calculated using the same conversion factors. The effective duration of this Fund normally varies within three years (plus or minus) of the effective portfolio duration of the securities comprising the Barclays U.S. TIPS Index, as calculated by PIMCO, which as of June 30, 2014 was 7.05 years.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.

The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Real Return Asset Fund	Ticker symbol:
PRAIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum real return, consistent with prudent investment management.	Fund Focus Inflation-indexed fixed income securities	Credit Quality B to Aaa; maximum 20% of total assets below Baa
	Average Portfolio Duration +/- 4 years of its benchmark	Dividend Frequency Declared daily and distributed monthly

The Fund seeks its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Durations for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor, typically between 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the Barclays U.S. Treasury Inflation Notes 10+ Years Index will be calculated using the same conversion factors. The effective duration of this Fund normally varies within four years (plus or minus) of the effective portfolio duration of the securities comprising the Barclays U.S. Treasury Inflation Notes 10+ Years Index, as calculated by PIMCO, which as of June 30, 2014, as converted, was 13.45 years.

The Fund invests primarily in investment grade securities, but may invest up to 20% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may gain exposure to the commodity markets by investing in commodity-linked derivatives. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Inflation-Indexed Security Risk: the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO RealEstateRealReturn Strategy Fund	Ticker symbol:
PRRSX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum real return consistent with prudent investment management.	Fund Focus Real estate-linked derivative instruments backed by a portfolio of inflation-indexed and other Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa
	Average Collateral Fixed Income Duration < 10 years	Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances in real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in real estate-linked derivative instruments, including swap agreements, options, futures, options on futures and structured notes. The value of real estate-linked derivative instruments may be affected by risks similar to those associated with direct ownership of real estate. Real estate values can fluctuate due to losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, property tax rates, regulatory limitations on rents, zoning laws and operating expenses. The Fund may also invest directly in real estate investment trusts (“REIT”) and in common and preferred stocks as well as convertible securities of issuers in real estate-related industries. The Fund may also invest in exchange-traded funds.

The Fund typically will seek to gain exposure to the real estate market by investing in REIT total return swap agreements. In a typical REIT swap agreement, the Fund will receive the price appreciation (or depreciation) of a REIT index or portion of an index, from the counterparty to the swap agreement in exchange for paying the counterparty an agreed-upon fee. Investments in REIT swap agreements may be susceptible to additional risks, similar to those associated with direct investment in REITs, including changes in the value of underlying properties, defaults by borrowers or tenants, revisions to the Internal Revenue Code of 1986, as amended (the “Code”), changes in interest rates and poor performance by those managing the REITs. Assets not invested in real estate-linked derivative instruments may be invested in inflation-indexed securities and other Fixed Income Instruments, including derivative Fixed Income Instruments. In addition, Index derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments.

The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed ten years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks. The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both real estate derivatives and fixed income securities are declining, the Fund may experience substantial losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Senior Floating Rate Fund	Ticker symbol:
PSRIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks a high level of current income, consistent with prudent investment management.	Fund Focus Portfolio of senior secured loans, senior corporate debt and other senior fixed income instruments	Credit Quality Maximum of 5% of total assets below Caa
	Average Portfolio Duration +/- 1 year of its benchmark	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of floating or adjustable rate senior secured loans, senior corporate debt and other senior Fixed Income Instruments that effectively enable the Fund to achieve a floating rate of income. “Fixed Income Instruments” include bank loans, bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. entities.

A senior secured debt security holds a senior position in the issuer’s capital structure and is typically secured by collateral such that, under normal circumstances, holders (such as the Fund) enjoy a priority claim to some or all of the issuer’s assets in the event of default as compared to other creditors of the issuer. Variable and floating-rate Fixed Income Instruments generally pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund may also invest in fixed-rate Fixed Income Instruments, including those with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments.

The Fund may invest in both investment grade securities and high yield securities (“junk bonds”) and may primarily invest its assets in below investment grade securities subject to a maximum of 5% of its total assets in securities rated below Caa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality. The Fund may invest up to 10% of its total assets in securities and instruments of issuers economically tied to emerging market countries. The Fund may also invest up to 20% of its total assets in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 5% of its total assets.

The Fund may invest in derivative instruments, such as credit default swap and total return swap agreements, interest rate swaps, futures and options, subject to applicable law and any other restrictions described in the prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, including currency forwards, and may engage in short sales.

The average portfolio duration of the Fund will normally vary within one year (plus or minus) of the portfolio duration of the securities comprising the J.P. Morgan BB/B Leveraged Loan Index, as calculated by PIMCO, which was less than 1 year as of June 30, 2014. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Senior Debt Risk: the risk that investing in senior debt exposes the Fund to heightened credit risk, liquidity risk and valuation risk. If the issuer prepays, the Fund will have to reinvest the proceeds in other senior debt or instruments that may pay lower interest rates

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks, including the risk that a court will subordinate high yield senior debt to other debt of the issuer or take other actions detrimental to holders of the senior debt. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Short Asset Investment Fund	Ticker symbol:
PAIDX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum current income, consistent with daily liquidity.	Fund Focus Short maturity fixed income instruments	Credit Quality Baa to Aaa
	Average Portfolio Duration < 1.5 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund will vary based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates and will normally not exceed one and one-half years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund invests primarily in investment grade debt securities rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers. In addition, the Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries. The Fund may invest up to 60% of its total assets in corporate issuers.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may invest up to 20% of its total assets in asset-backed securities and up to 10% of its total assets in privately issued mortgage-backed securities. The Fund may invest up to 10% of its total assets in interest rate swaps and up to 5% of its total assets in credit default swaps. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Short Duration Municipal Income Fund	Ticker symbol: PSDIX (Inst. Class)

Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks high current income exempt from federal income tax, consistent with preservation of capital.	Short to intermediate maturity municipal securities (exempt from federal income tax) Average Portfolio Duration < 3 years	Baa to Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may only invest in investment grade debt securities. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds. The average portfolio duration of this Fund varies based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates and under normal market conditions is not expected to exceed three years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

California State-Specific Risk: the risk that by concentrating its investments in California Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal

New York State-Specific Risk: the risk that by concentrating its investments in New York Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal

Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Short-Term Fund	Ticker symbol: PTSHX (Inst. Class)

Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum current income, consistent with preservation of capital and daily liquidity.	Money market instruments and short maturity Fixed Income Instruments Average Portfolio Duration < 1 year	B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund will vary based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates and will normally not exceed one year. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. In addition, the dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected not to exceed three years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	Ticker symbol: PCFIX (Inst. Class)

Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks total return which exceeds that of its benchmark.	Enhanced RAFI® Small Company Fundamental Index derivatives backed by a portfolio of fixed income instruments	B to Aaa; max 20% of total assets below Baa

	Average Collateral Fixed Income Duration (-3) to 8 years	Dividend Frequency Quarterly

The Fund seeks total return which exceeds that of the Russell 2000® Index (the “Benchmark Index”), by investing under normal circumstances in derivatives based on the Enhanced RAFI® US Small, backed by a diversified portfolio of short to intermediate duration Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Enhanced RAFI® US Small is constructed using the Fundamental Index® methodology, which is a patented, innovative indexing approach developed by Research Affiliates, LLC. The methodology weights companies by fundamental factors – including sales, cash flows, dividends and book value, with additional screens for quality of earnings, financial distress and other parameters – in an effort to enhance returns. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. The Fund uses the Enhanced RAFI® US Small derivatives to attempt to equal or exceed the daily performance of the Benchmark Index. The values of the Enhanced RAFI® US Small derivatives should closely track changes in the value of Enhanced RAFI® US Small. However, Enhanced RAFI® US Small derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. As of June 30, 2014, the Enhanced RAFI® US Small is comprised of stocks with a market capitalization ranging from $15 million to $10.9 billion.

Research Affiliates, LLC, the Fund’s sub-adviser, provides investment advisory services in connection with the Fund’s use of the Enhanced RAFI® US Small by, among other things, providing Pacific Investment Management Company LLC (“PIMCO”), or counterparties designated by PIMCO, with a model portfolio reflecting the composition of the Enhanced RAFI® US Small for purposes of developing Enhanced RAFI® US Small derivatives. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO’s forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund typically will seek to gain exposure to the Enhanced RAFI® US Small by investing in total return swap agreements. In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) on the Enhanced RAFI® US Small from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon fee. The Fund’s sub-adviser facilitates the Fund’s use of the Enhanced RAFI® US Small derivatives by providing a model portfolio of the Enhanced RAFI® US Small to the Fund’s swap counterparties, who in turn are able to provide total return swaps based on the Enhanced RAFI® US Small to the Fund. Because Enhanced RAFI® US Small is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, the Fund may invest in other derivative instruments, “baskets” of stocks, or individual securities to replicate the performance of the Enhanced RAFI® US Small.

The Fund seeks to remain invested in the Enhanced RAFI® US Small derivatives even when the Enhanced RAFI® US Small is declining. Though the Fund does not normally invest directly in the Enhanced RAFI® US Small securities, when the Enhanced RAFI® US Small derivatives appear to be overvalued relative to the Enhanced RAFI® US Small, the Fund may invest all of its assets in a “basket” of Enhanced RAFI® US Small stocks.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or

Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 20% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). The Fund may invest, without limitation, in securities denominated in foreign (non-U.S.) currencies and in U.S. dollar-denominated securities of foreign (non-U.S.) issuers. The Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both Enhanced RAFI® US Small derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of Enhanced RAFI® US Small stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Smaller Company Risk: the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Small Cap StocksPLUS® AR Strategy Fund	Ticker symbol: PSCSX (Inst. Class)

Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks total return which exceeds that of the Russell 2000® Index	Russell 2000® Index derivatives backed by a diversified portfolio of Fixed Income Instruments	B to Aaa; maximum 20% of total assets below Baa

	Average Collateral Fixed Income Duration (-3) to 8 years	Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the Russell 2000® Index by investing under normal circumstances in Russell 2000® Index derivatives, backed by a diversified portfolio of Fixed Income Instruments actively managed by Pacific Investment Management Company LLC (“PIMCO”). In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses Russell 2000® Index derivatives instead of Russell 2000® Index stocks to attempt to equal or exceed the performance of the Russell 2000® Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of Russell 2000® Index derivatives should closely track changes in the value of the index. However, Russell 2000® Index derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO’s forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. As of June 30, 2014, the Russell 2000® Index’s average market capitalization (dollar-weighted) was $1.07 billion. The Fund seeks to remain invested in Russell 2000® Index derivatives or Russell 2000® Index stocks even when the Russell 2000® Index is declining.

Though the Fund does not normally invest directly in Russell 2000® Index securities, when Russell 2000® Index derivatives appear to be overvalued relative to the Russell 2000® Index, the Fund may invest all of its assets in a “basket” of Russell 2000® Index stocks. The Fund also may invest in exchange-traded funds based on the Russell 2000® Index.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 20% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. With respect to the Fund’s fixed income investments, the Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries. With respect to the Fund’s fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both Russell 2000® Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of Russell 2000® Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Smaller Company Risk: the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO StocksPLUS® Fund	Ticker symbol: PSTKX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks total return which exceeds that of the S&P 500 Index.	Fund Focus S&P 500 Index derivatives backed by a portfolio of short-term Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Collateral Fixed Income Duration < 1 year	Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the S&P 500 Index by investing under normal circumstances in S&P 500 Index derivatives, backed by a portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses S&P 500 Index derivatives in addition to or in place of S&P 500 Index stocks to attempt to equal or exceed the daily performance of the S&P 500 Index. The value of S&P 500 Index derivatives should closely track changes in the value of the S&P 500 Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. However, S&P 500 Index derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Pacific Investment Management Company LLC (“PIMCO”) actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which is normally not expected to exceed one year. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to remain invested in S&P 500 Index derivatives or S&P 500 Index stocks even when the S&P 500 Index is declining.

Though the Fund does not normally invest directly in S&P 500 Index securities, when S&P 500 Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest all of its assets in a “basket” of S&P 500 Index stocks. The Fund also may invest in exchange-traded funds based on the S&P 500 Index, such as Standard & Poor’s Depositary Receipts.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both S&P 500 Index derivatives and Fixed Income Instruments are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO StocksPLUS® Long Duration Fund	Ticker symbol: PSLDX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks total return which exceeds that of its benchmarks, consistent with prudent investment management.	Fund Focus S&P 500 Index derivatives backed by a portfolio of actively managed long-term Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Collateral Fixed Income Duration +/- 2 years of Barclays Capital Long-Term Government/Credit Index	Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of its benchmark indexes, the S&P 500 Index and a secondary blended index (as described below, and together with the S&P 500 Index, the “Indexes”), by investing under normal circumstances in S&P 500 Index derivatives, backed by a diversified portfolio of long-term Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses S&P 500 Index derivatives instead of S&P 500 Index stocks to attempt to equal or exceed the daily performance of the Indexes. The Fund typically will seek to gain long exposure to the S&P 500 Index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of S&P 500 Index derivatives should closely track changes in the value of the S&P 500 Index. However, S&P 500 Index derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Pacific Investment Management Company LLC (“PIMCO”) actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays Long-Term Government/Credit Index, as calculated by PIMCO, which as of June 30, 2014 was 13.97 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to remain invested in S&P 500 Index derivatives and/or S&P 500 Index stocks even when the S&P 500 Index is declining.

Though the Fund does not normally invest directly in S&P 500 Index securities, when S&P 500 Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest all of its assets in a “basket” of S&P 500 Index stocks. The Fund also may invest in exchange-traded funds based on the S&P 500 Index, such as Standard & Poor’s Depositary Receipts.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both S&P 500 Index derivatives and Fixed Income Instruments are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO StocksPLUS® Absolute Return Fund	Ticker symbol: PSPTX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks total return which exceeds that of the S&P 500 Index.	Fund Focus S&P 500 Index derivatives backed by a portfolio of Fixed Income Instruments	Credit Quality B to Aaa; maximum 20% of total assets below Baa

	Average Collateral Fixed Income Duration (-3) to 8 years	Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the S&P 500 Index by investing under normal circumstances in S&P 500 Index derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses S&P 500 Index derivatives instead of S&P 500 Index stocks to attempt to equal or exceed the daily performance of the S&P 500 Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of S&P 500 Index derivatives should closely track changes in the value of the S&P 500 Index. However, S&P 500 Index derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Pacific Investment Management Company LLC (“PIMCO”) actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO’s forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to remain invested in S&P 500 Index derivatives or S&P 500 Index stocks even when the S&P 500 Index is declining.

Though the Fund does not normally invest directly in S&P 500 Index securities, when S&P 500 Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest all of its assets in a “basket” of S&P 500 Index stocks. The Fund also may invest in exchange-traded funds based on the S&P 500 Index, such as Standard & Poor’s Depositary Receipts.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 20% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both S&P 500 Index derivatives and Fixed Income Instruments are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO StocksPLUS® AR Short Strategy Fund	Ticker symbol: PSTIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks total return through the implementation of short investment positions on the S&P 500 Index.	Fund Focus Short S&P 500 Index derivatives backed by a portfolio of Fixed Income Instruments	Credit Quality B to Aaa; maximum 20% of total assets below Baa

	Average Collateral Fixed Income Duration (-3) to 8 years	Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing primarily in short positions with respect to the S&P 500 Index (the “Index”) or specific Index securities, backed by a portfolio of Fixed Income Instruments, such that the Fund’s net asset value may vary inversely with the value of the Index on a daily basis, subject to certain limitations summarized below. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will generally benefit when the price of the Index is declining. When the Index is rising, the Fund will generally not perform as well. Fixed Income Instruments owned by the Fund may also benefit or detract from the Fund’s net asset value. The Fund is designed for investors seeking to take advantage of declines in the value of the Index, or investors wishing to hedge existing long equity positions. However, the Fund is not designed or expected to produce returns which replicate the inverse of the performance of the Index due to compounding, Pacific Investment Management Company LLC’s (“PIMCO”) active management, Fund fees and expenses and other factors discussed below.

The Fund will maintain short positions through the use of a combination of derivatives, including options, futures, options on futures, and swaps. The Fund may invest, without limitation, in such instruments. While the Fund will, under normal circumstances, invest primarily in Index short positions backed by a portfolio of Fixed Income Instruments, PIMCO may reduce the Fund’s exposure to Index short positions when PIMCO deems it appropriate to do so. Additionally, the Fund may purchase call options on Index futures contracts or on other similar Index derivatives in an effort to limit the total potential decline in the Fund’s net asset value during a market in which prices of securities are rising or expected to rise. Because the Fund invests primarily in short positions, gains and losses in the Fund will primarily be taxable as short-term gains or losses. However, a portion of the gains or losses from certain types of derivatives, including futures contracts on broad-based stock indexes in which the Fund may choose to invest, will be taxable as long-term gains or losses.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. PIMCO actively manages the fixed income assets held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO’s forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest up to 20% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Although the Fund uses derivatives and other short positions to gain exposures that may vary inversely with the performance of the Index on a daily basis, the Fund as a whole is not designed or expected to produce returns which replicate the inverse of the performance of the Index, and the degree of variation could be substantial, particularly over longer periods.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, even if the value of the Index is declining (which could be beneficial to the Fund’s short strategy), this could be offset by declining values of Fixed Income Instruments held by the Fund. Conversely, it is possible that rising fixed income securities prices could be offset by a rising Index (which could lead to losses in a short strategy). In either scenario the Fund may experience losses. In a market where the value of the Index is rising and the Fund’s Fixed Income Instrument holdings are declining, the Fund may experience substantial losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Inverse Correlation and Compounding Risk: the risk that the Fund’s performance may vary substantially from the inverse performance of the Index for a number of reasons, including the effects of compounding on the performance of the Fund’s derivatives short positions for periods greater than one day, the results of PIMCO’s active management of the Fund (including income and gains or losses from Fixed Income Instruments and variations in the Fund’s level of short exposure) and that derivatives positions in general may not correlate exactly with an index

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Tax Managed Real Return Fund	Ticker symbol: PTMIX

Principal Investments and Strategies

Investment Objective Seeks to provide after-tax inflation-protected return, consistent with prudent investment management.	Fund Focus Investment grade municipal bonds (including pre-refunded municipal bonds) and inflation-indexed securities	Credit Quality Baa to Aaa

	Average Portfolio Duration < 8 years for the Fixed Income Portion of the Fund	Dividend Frequency Declared Daily and Distributed Monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 50% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”), with the remainder of the Fund’s assets invested in inflation-indexed bonds of varying maturities issued by the U.S. government, its agencies or instrumentalities (such as Treasury Inflation Protected Securities (“TIPS”)), and other types of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements (such as CPI swaps). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. “Real return” equals total return less the estimated cost of inflation. The average portfolio duration of the fixed income portion of this Fund will normally vary based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates and under normal market conditions is not expected to exceed eight years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds.

Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for All Urban Consumers (“CPI”) as the inflation measure. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Because market convention for bonds is to use nominal yields to measure duration, durations for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor. The resulting nominal duration typically can range from 20% and 90% of the respective real duration. All inflation-indexed security holdings will be measured in effective (nominal) duration terms.

As part of its principal investment strategies, the Fund’s investment in derivatives may consist largely of swaps (including CPI swaps) where the Fund receives inflation-indexed payments. A CPI swap is a fixed maturity, over-the-counter derivative in which the investor receives the “realized” rate of inflation as measured by the CPI over the life of the swap. The investor in turn pays a fixed annualized rate over the life of the swap. This fixed rate is often referred to as the “breakeven inflation” rate and is generally representative of the difference between treasury yields and TIPS yields of similar maturities at the initiation of the swap. CPI swaps are typically in “bullet” format, where all cash flows are exchanged at maturity. The Fund may also invest in municipal inflation-indexed securities.

The Fund may invest in investment-grade securities rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund will normally limit its non-U.S. dollar-denominated securities exposure to 5% of its total assets.

The Fund seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gain by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gain, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

E-268

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state

Inflation-Indexed Security Risk: the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Total Return Fund	Ticker symbol:
PTTRX (Inst. Class)

Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Intermediate maturity Fixed Income Instruments	B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration +/- 2 years of its benchmark; see description below	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays U.S. Aggregate Index, as calculated by Pacific Investment Management Company LLC (“PIMCO”), which as of June 30, 2014 was 5.25 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund invests primarily in investment-grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may invest up to 10% of its total assets in preferred stock, convertible securities and other equity-related securities.

The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

PIMCO Total Return Fund II	Ticker symbol:
PMBIX (Inst. Class)

Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Intermediate maturity Fixed Income Instruments with quality and Non-U.S. Issuer Restrictions	Baa to Aaa

	Average Portfolio Duration +/-2 years of its benchmark; see description below	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays U.S. Aggregate Index, as calculated by PIMCO, which as of June 30, 2014 was 5.25 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated at least Baa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Total Return Fund III	Ticker symbol:
PTSAX (Inst. Class)

Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Intermediate maturity Fixed Income Instruments with prohibitions on firms engaged in socially sensitive practices	B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration +/-2 years of its benchmark; see description below	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays U.S. Aggregate Index, as calculated by PIMCO, which as of June 30, 2014 was 5.25 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund will not invest in the securities of any issuer determined by Pacific Investment Management Company LLC (“PIMCO”) to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals or military equipment, the operation of gambling casinos or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. In addition, the Fund will not invest directly in securities of issuers that are engaged in certain business activities in or with the Republic of the Sudan (a “Sudan-Related Issuer”). In analyzing whether an issuer is a Sudan-Related Issuer, PIMCO may rely upon, among other things, information from a list provided by an independent third party.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-backed securities rated below B). The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Total Return Fund IV	Ticker symbol:
PTUIX (Inst. Class)

Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Diversified portfolio of fixed income instruments of varying maturities	Baa to Aaa

	Average Portfolio Duration +/-1.5 years of its benchmark	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within one and a half years (plus or minus) of the portfolio duration of the securities comprising the Barclays U.S. Aggregate Index, as calculated by Pacific Investment Management Company LLC (“PIMCO”), which as of June 30, 2014 was 5.25 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund may invest without limitation in the core sectors of the bond market including government bonds, mortgage bonds and corporate bonds and will generally seek to maintain positive exposure to these sectors. The Fund may invest only in investment grade securities of issuers that are rated at least Baa by Moody’s Investors Service, Inc., (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 15% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers, although the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 5% of its total assets. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.

The Fund may invest in certain derivative instruments, such as futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales, including short exposures obtained using derivative instruments, up to 10% of its total assets. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may invest up to 10% of its total assets in preferred stock, convertible securities and other equity-related securities, although the Fund will not invest in common stock.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

PIMCO TRENDS Managed Futures Strategy Fund	Ticker symbol:
PQTIX (Inst. Class)

Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks positive, risk-adjusted returns, consistent with prudent investment management.	Financial and commodity-linked derivative instruments selected by a quantitative strategy and backed by a portfolio of cash equivalent securities and fixed income instruments	No Limitation

	Average Portfolio Duration No Limitation	Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by pursuing a quantitative trading strategy intended to capture the persistence of price trends (up and/or down) observed in global financial markets and commodities. The Fund’s investment strategy represents a composite of financial and commodity futures designed to provide exposure to global financial market and commodity price trends. Within the strategy’s allocations, contracts are positioned either long or short based on various characteristics related to their prices. When making allocation decisions for the strategy, PIMCO considers various qualitative and quantitative factors relating to the U.S. and non-U.S. economies, and securities and commodities markets. PIMCO uses these qualitative and quantitative factors to help determine the Fund’s target asset allocation and to identify potentially attractive relative value and risk hedging strategies.

The Fund will invest under normal circumstances in derivative instruments linked to interest rates, currencies, mortgages, credit, commodities (including individual commodities and commodity indices), equity indices and volatility-related instruments. The Fund invests in derivative instruments, including futures, options on futures, options and swap agreements. The Fund may invest in derivative instruments on a speculative basis. The Fund’s investments in derivative instruments will be backed by a portfolio of cash equivalent securities and short to intermediate duration Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund may seek to gain exposure to the commodity futures markets primarily through investments in swap agreements and futures, and through investments in the PIMCO Cayman Commodity Fund VIII, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is advised by PIMCO, and has the same investment objective as the Fund. As discussed in greater detail elsewhere in the prospectus, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. The Fund and the Subsidiary may also temporarily hold physical commodities directly as a means of settling derivatives transactions.

The Fund may also invest in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. These commodity index-linked notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity or related index.

The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. In addition, the Fund may invest its assets in particular sectors of the commodities futures market.

The Fund may invest in high yield securities (“junk bonds”) rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest without limitation in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may obtain foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) without limitation. The Fund may invest without limitation in securities and instruments that are economically tied to emerging market countries. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Futures Contract Risk: the risk that while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract

Model Risk: the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors and may result in a decline in the value of your investment

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the Subsidiary will be achieved

PIMCO Treasury Money Market Fund	Ticker symbol:
PFMXX (Class M)

Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum current income, consistent with preservation of capital and daily liquidity.	U.S. Treasury securities	Min 97% of total assets Prime 1; ≤3% of total assets Prime 2

	Average Portfolio Duration ≤60 days dollar-weighted average maturity	Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. Treasury securities. The Fund may invest in the following: U.S. Treasury bills, notes, trust receipts and other direct obligations of the U.S. Treasury and repurchase agreements secured by such obligations. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 60 days and the dollar-weighted average life to maturity of the Fund may not exceed 120 days. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

The Fund’s investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

Principal Risks

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

PIMCO Unconstrained Bond Fund	Ticker symbol: PFIUX (Inst. Class)

Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum long-term return, consistent with preservation of capital and prudent investment management.	Broad range of Fixed Income Instruments	Maximum 40% of total assets below Baa

	Average Portfolio Duration (-3) to 8 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund intends to utilize various investment strategies in a broad array of fixed income sectors to achieve its investment objective. The Fund will not be constrained by management against an index. The average portfolio duration of this Fund will normally vary from (negative) 3 years to positive 8 years based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 40% of its total assets in securities rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest without limitation in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. In addition, the Fund may invest up to 50% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons ( e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Unconstrained Tax Managed Bond Fund	Ticker symbol: PUTIX (Inst. Class)

Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum long-term after tax return, consistent with preservation of capital and prudent investment management.	Broad range of Fixed Income Instruments	Maximum 40% of total assets below Baa

	Average Portfolio Duration (-3) to 10 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund intends to utilize various investment strategies in a broad array of fixed income sectors to achieve its investment objective. The Fund will not be constrained by management against an index. The average portfolio duration of this Fund will normally vary from (negative) 3 years to positive 10 years based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund seeks to invest under normal circumstances at least 50% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 40% of its total assets in securities rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest up to 50% of its total assets in securities denominated in foreign currencies. The Fund may invest up to 50% of its total assets in securities of foreign issuers. The Fund may invest up to 50% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). In addition, the Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

California State-Specific Risk: the risk that by concentrating its investments in California Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal

New York State-Specific Risk: the risk that by concentrating its investments in New York Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal

Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO EqS® Global Dividend Fund	Ticker symbol: PQDIX (Inst. Class)

Principal Investments and Strategies

Investment Objective

The Fund’s primary investment objective is to seek to provide current income that exceeds the average yield on global stocks. The Fund’s secondary objective is to seek to provide long-term capital appreciation

Fund Focus Equity securities of attractively valued issuers that currently pay dividends	Approximate Primary Capitalization Range All capitalizations

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 75% of its assets in equity and equity-related securities, including common and preferred stock (and securities convertible into, or that Pacific Investment Management Company LLC (“PIMCO”) expects to be exchanged for, common or preferred stock), as well as securities issued by real estate investment trusts, master limited partnerships and other equity trusts and depositary receipts. The Fund may invest in securities issued by large-capitalization, mid-capitalization and small-capitalization companies.

When making equity investments, PIMCO uses bottom-up, fundamental analysis to seek to identify attractively valued issuers that currently pay dividends and have the potential for earnings and dividend growth over time. PIMCO seeks to increase portfolio diversification by investing in companies that are in various stages of the business life cycle. PIMCO also seeks to incorporate its extensive global macro insights into the portfolio construction process.

The Fund may also invest in “Fixed Income Instruments” of varying maturities. Fixed Income Instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The debt investments of the Fund may include investment-grade securities and high yield securities (“junk bonds”) of any rating.

The Fund may also invest in derivative instruments, such as options, futures contracts, swap agreements, equity-linked notes, equity-linked securities and participatory notes, consistent with its investment objectives. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also enter into reverse repurchase agreements and lend portfolio securities.

The Fund may invest a significant portion of its assets in securities and instruments that are economically tied to foreign (non-U.S.) countries. The Fund may also invest in securities and instruments that are economically tied to emerging market countries. The Fund may obtain foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) without limitation.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Equity Risk: the risk that the value of equity or equity-related securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities

Dividend-Oriented Stocks Risk: companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by the Fund or the Fund receiving less income

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that PIMCO believes will cause the stock price to increase do not occur

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield and Distressed Company Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Real Estate Risk: the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Small-Cap and Mid-Cap Company Risk: the risk that the value of equity securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of a derivative instrument may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Convertible Securities Risk: the risk that the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price”

Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PIMCO EqS® Emerging Markets Fund	Ticker symbol: PEQWX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks capital appreciation	Fund Focus Diversified portfolio of investments economically tied to emerging market countries	Approximate Primary Capitalization Range All capitalizations

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investments economically tied to emerging market countries. The Fund will invest a substantial portion of its assets in equity and equity-related securities, including common and preferred stock (and securities convertible into, or that Pacific Investment Management Company LLC (“PIMCO”) expects to be exchanged for, common or preferred stock). The Fund may also invest in fixed income securities, including debt securities issued by both corporate and government issuers. The Fund may invest in commodity related instruments, including exchange-traded funds, futures and other investment companies.

PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. The Fund emphasizes investments in countries with relatively low gross national product per capita and with the potential for higher trend economic growth. The Fund likely will focus its investments in companies having principal activities in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. Assets not invested in emerging market securities may be invested in instruments of any issuer in any market.

When making investments, PIMCO uses a fundamental approach to stock selection and attempts to identify investments that are undervalued by the market in comparison to PIMCO’s own assessment of a companies’ value. Factors considered in the analysis include strong and improving cashflow generation, earnings profile, normalized profitability level and returns on capital. PIMCO also seeks to incorporate its extensive global macro insight in determining the impact of economic factors on emerging equity markets and underlying securities in the portfolio. PIMCO evaluates the merits of each investment separately and there are no specific limitations on the value, asset size, earnings, or industry classification of the Fund’s investments. The Fund may invest in securities issued by large-capitalization, mid-capitalization and small-capitalization companies. The Fund generally considers large- and mid-cap companies to be those with market capitalizations greater than $1.5 billion.

The Fund may seek to gain exposure to certain investments, such as the commodity futures markets or equity securities economically tied to India, through investments in the PIMCO Mauritius Fund I, Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Republic of Mauritius (the “Subsidiary”). The Subsidiary is advised by PIMCO, and has the same investment objective as the Fund. As discussed in greater detail elsewhere in the prospectus, the Subsidiary (unlike the Fund) may obtain favorable tax treatment on its investments in equity securities economically tied to India and may also invest without limitation in commodity index-linked swap agreements and other commodity-linked derivative instruments.

The debt investments of the Fund may include investment-grade securities and high yield securities (“junk bonds”) of any rating. The Fund may obtain foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) without limitation. The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may invest in instruments whose return is based on the return of an emerging market security, such as a derivative instrument, rather than investing directly in emerging market securities. The Fund may also invest in other derivative instruments, such as options, futures contracts or swap agreements consistent with its investment objective, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage, without limitation, in short sales. The Fund may also enter into reverse repurchase agreements and lend portfolio securities.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Equity Risk: the risk that the value of equity or equity-related securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield and Distressed Company Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Small-Cap and Mid-Cap Company Risk: the risk that the value of equity securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of a derivative instrument may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Convertible Securities Risk: the risk that the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price”

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the Subsidiary will be achieved

PIMCO EqS Long/Short Fund	Ticker symbol:
PMHIX (Inst. Class)

Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks long-term capital appreciation.	Long and short exposure to equity securities	N/A

	Average Portfolio Duration N/A	Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances in long and short positions of equity and equity-related securities, including common and preferred stock (and securities convertible into, or that Pacific Investment Management Company LLC (“PIMCO”) expects to be exchanged for, common or preferred stock), utilizing a fundamental investing style that integrates bottom-up and top-down research. The Fund will normally invest a substantial portion of its assets in equity and equity-related securities. The Fund may also invest in fixed income securities of varying maturities, cash and cash equivalents.

The Fund will generally take long positions in investments that PIMCO believes to be undervalued and short positions in investments that PIMCO believes to be overvalued or which are established for hedging purposes. The Fund generally will be long biased, but may take both long and short positions simultaneously. The Fund may experience high volatility in returns. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The fundamental analysis that PIMCO will conduct when analyzing investments for the Fund may include some or all of the following: review of an issuer’s Securities and Exchange Commission filings; interviews with an issuer’s management, customers, competitors and suppliers; review of various independent sources of news, information and analysis of the issuer and its industry; preparation of prospective financial statements; and deriving an estimation of an issuer’s value on both an absolute basis and relative to that of similar issuers.

There is no limitation on the market capitalization range of the issuers in which the Fund may invest. The Fund may invest, without limitation, in securities and instruments that are economically tied to foreign (non-U.S.) countries, including securities and instruments that are economically tied to emerging market countries. The Fund may obtain foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) without limitation. The debt investments of the Fund may include investment-grade securities and high yield securities (“junk bonds”) of any rating.

The Fund may invest in derivative instruments, such as options, futures contracts, options on futures and swap agreements, consistent with its investment objective. The Fund may also invest in real estate investment trusts (“REITs”). The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may regularly engage in short sales and borrowings for investment purposes. As market volatility increases, the portfolio manager may trade the Fund’s portfolio more frequently. The Fund may maintain significant amounts in cash and cash equivalents, without limitation, when PIMCO determines that opportunities for investing are unattractive.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, even if the value of the Fund’s long positions are rising, this could be offset by declining values of the Fund’s short positions. Conversely, it is possible that rising values of the Fund’s short positions could be offset by declining values of the Fund’s long positions. In either scenario the Fund may experience losses. In a market where the value of both the Fund’s long and short positions are declining, the Fund may experience substantial losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Equity Risk: the risk that the value of equity or equity-related securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that PIMCO believes will cause the stock price to increase do not occur

Small-Cap and Mid-Cap Company Risk: the risk that the value of equity securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer than funds that are “diversified”

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of a derivative instrument may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield and Distressed Company Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings

Cash Holdings Risk: the risk of holding large cash positions, including lower returns and potential lost opportunities to participate in market appreciation

PIMCO EqS Pathfinder Fund®	Ticker Symbol:
PTHWX

Principal Investments and Strategies

Investment Objective Seeks capital appreciation	Fund Focus Equity securities of issuers that PIMCO believes are undervalued	Approximate Primary Capitalization Range All capitalizations

The Fund seeks to achieve its investment objective by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that Pacific Investment Management Company LLC (“PIMCO”) expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Fund’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value and cash flow and earnings estimates.

When making investments, PIMCO evaluates the merits of each investment separately and there are no specific limitations on the value, asset size, earnings or industry classification of the Fund’s investments. The Fund may invest in securities issued by large-capitalization, mid-capitalization and small-capitalization companies. The Fund generally considers large- and mid-cap companies to be those with market capitalizations greater than $1.5 billion. The Fund may invest, without limitation, in securities and instruments that are economically tied to foreign (non-U.S.) countries. The Fund may also invest in securities and instruments that are economically tied to emerging market countries.

The Fund may also invest in U.S. and non-U.S. sovereign government debt and other debt securities, including bank loans, that PIMCO selects on the basis of its determination of the security’s value and not necessarily based on the coupon rate or credit rating of the security. The debt investments of the Fund may include high yield securities (“junk bonds”) of any rating. The Fund may invest in the securities of distressed companies including defaulted securities, which typically involve investments in lower-rated debt securities and loans but may also include equity securities of distressed companies.

The Fund may invest in commodity-related investments. The Fund will seek to gain exposure to the commodity futures markets primarily through investments in the PIMCO Cayman Commodity Fund VI, Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by PIMCO, and has the same investment objective as the Fund. As discussed in greater detail elsewhere in the prospectus, the Subsidiary (unlike the Fund) may invest without limitation in commodity index-linked swap agreements and other commodity-linked derivative instruments.

The Fund may engage in a risk arbitrage strategy to take advantage of a perceived relationship between the value of two securities. Under an arbitrage strategy, the Fund may purchase one security while selling short another security. The security purchased is generally considered by PIMCO to be undervalued relative to the price of the security sold short, or the security sold short is generally considered to be overvalued relative to the price of the security purchased. Issuers of securities acquired pursuant to an arbitrage strategy may be engaged in certain types of corporate events, such as restructurings, acquisitions, mergers, takeovers, tender or exchange offers or liquidations. The Fund may attempt to hedge foreign currency exposure using foreign currency exchange contracts and other investments and may utilize derivative instruments to hedge against other market risks. The Fund may also invest in derivative instruments, such as options, futures contracts or swap agreements consistent with its investment objective. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also enter into reverse repurchase agreements and lend portfolio securities.

The Fund may purchase securities to seek to influence or control management of an issuer, or may invest in other companies that do so, when the portfolio managers believe such actions would benefit the Fund.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Equity Risk: the risk that the value of equity or equity-related securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that PIMCO believes will cause the stock price to increase do not occur

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield and Distressed Company Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Small-Cap and Mid-Cap Company Risk: the risk that the value of equity securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources

Arbitrage Risk: the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of a derivative instrument may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the Subsidiary will be achieved

PIMCO Worldwide Fundamental Advantage AR Strategy Fund	Ticker Symbol:
PWWIX (Inst. Class)

Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks total return which exceeds that of its benchmark.	RAFI® Country Neutral U.S. Global Index derivatives backed by a portfolio of fixed income investments	B to Aa; Maximum of 20% of total assets below Baa

	Average Collateral Fixed Income Duration	Dividend Frequency Quarterly
(-3) to 8 years

The Fund seeks to achieve its investment objective by investing under normal circumstances in derivatives providing exposure to a proprietary global equity market neutral index designed by the Fund’s sub-adviser, Research Affiliates, LLC (“Research Affiliates”), backed by a diversified portfolio of short and intermediate maturity Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund’s strategy with respect to maintaining exposure to the RAFI® Country Neutral L/S Global Index (the “Index”) can be characterized as “market neutral” because it seeks to maintain equal long and short equity positions while returning the relative appreciation (or depreciation) of the Index. The Fund will invest in instruments that are economically tied to at least three countries (one of which may be the United States).

The Index consists of stocks issued by companies domiciled in developed and developing countries that satisfy certain liquidity and other proprietary inclusion criteria. Stocks held long in the Index are based on a combination of fundamental factors, including sales, cash flow, book values and, if applicable, dividends (sales, cash flow and dividends are averaged over the prior five years). The Index seeks to capture outperformance relative to stocks held short in the Index, which are based on market capitalization. Capitalization weighted indexes generally overweight overvalued stocks and underweight undervalued stocks. By contrast, indexes based on fundamental factors, such as the Index, seek to avoid this problem by weighting stocks based on variables that do not depend on the fluctuations of market valuation. The Index seeks to capture the return difference between a fundamental and capitalization weighted index of stocks. The number of companies selected for inclusion in the Index and related weightings are calibrated using a proprietary algorithm that looks to enhance return, liquidity and diversification. The Index may include, and therefore the Fund may invest in, securities issued by large-capitalization, mid-capitalization and small-capitalization companies.

The Fund may invest in common stocks, options, futures, options on futures and swaps to approximate exposure to the Index or other similar indexes. The Fund typically will seek to simultaneously gain long and short exposure to the Index, each in an amount, under normal circumstances, approximately equal to the Fund’s net assets. While the Fund will, under normal circumstances, seek to maintain approximately equal value exposure in its long and short positions in the Index in an effort to offset the effects on the Fund’s performance of general stock market movements, PIMCO may increase or decrease the Fund’s long or short exposure to the Index when PIMCO deems it appropriate to do so. Because the Index is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, or when PIMCO otherwise deems it appropriate to do so, the Fund may invest in, or take short positions in, other derivative instruments, “baskets” of stocks, or individual securities to replicate the performance of the Index. The Fund also may invest in exchange-traded funds.

The values of derivatives based on the Index should closely track changes in the value of the Index. However, these derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the Fund’s assets may be invested in Fixed Income Instruments. Research Affiliates provides investment advisory services in connection with the Fund’s use of the Index by, among other things, providing PIMCO, or counterparties designated by PIMCO, with a model portfolio reflecting the composition of the Index for purposes of developing the Index derivatives. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO’s forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund may invest, without limitation, in derivative instruments, such as currency options, futures, options on futures and swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 20% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). The Fund may also invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. With respect to the Fund’s fixed income investments, the Fund may invest up to 25% of its total assets in Fixed Income Instruments that are economically tied to emerging market countries, but may gain emerging markets exposure beyond this limit through other securities and instruments. With respect to the Fund’s fixed income investments, the Fund will normally limit its foreign currency exposure from non-U.S. dollar-denominated Fixed Income Instruments to 20% of its total assets, but may gain foreign currency exposure beyond this limit through other securities and instruments. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. Although the Fund seeks to protect against equity market risk arising from its long exposure to the Index by maintaining short exposure to a proprietary index of market capitalization weighted global equities, under certain conditions, generally in a market where the Index underperforms relative to the proprietary index of market capitalization weighted global equities and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO and Research Affiliates will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO, Research Affiliates and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Small-Cap and Mid-Cap Company Risk: the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PART C. OTHER INFORMATION

Item 28. Exhibits

(a)	Articles of Incorporation.

	(1)	Amended & Restated Agreement and Declaration of Trust, dated as of March 28, 2008.(2)

(b)	By-laws.

	(1)	Amended and Restated Bylaws, dated as of March 28, 2008.(2)

(c)	Instruments Defining Rights of Securities Holdings.

	(1)	Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Amended & Restated Agreement and Declaration of Trust filed with exhibit (a)(1).

	(2)	Article 9 (Issuance of Shares Certificates) and Article 11 (Shareholders’ Voting Powers and Meetings) of the Amended and Restated Bylaws filed with exhibit (b)(1).

(d)	Investment Advisory Contracts.

	(1)	(i)	Investment Management Agreement dated March 28, 2008 with Allianz Global Investors Fund Management LLC.(2)

		(ii)	Amended and Restated Investment Management Agreement dated July 8, 2008 with Allianz Global Investors Fund Management LLC.(3)

		(iii)	Form of Revised Schedule to Investment Management Agreement (Schedule A) with Allianz Global Investors Fund Management LLC to add the Allianz Global Investors Solutions Retirement Income Fund, Allianz Global Investors Solutions 2015 Fund, Allianz Global Investors Solutions 2020 Fund, Allianz Global Investors Solutions 2030 Fund, Allianz Global Investors Solutions 2040 Fund and Allianz Global Investors Solutions 2050 Fund.(5)

		(iv)	Revised Schedule to Investment Management Agreement (Schedule A) dated April 20, 2009 with Allianz Global Investors Fund Management LLC to add the Allianz Global Investors Solutions Core Allocation Fund, Allianz Global Investors Solutions Growth Allocation Fund and Allianz NFJ Global Dividend Value Fund.(7)

		(v)	Revised Schedule to Investment Management Agreement (Schedule A) dated April 7, 2010 with Allianz Global Investors Fund Management LLC to add the Allianz NACM Convertible Fund, Allianz NACM High Yield Bond Fund, Allianz NACM International Growth Opportunities Fund, Allianz NACM Emerging Growth Fund, Allianz NACM Micro Cap Fund, Allianz NACM Small to Mid Cap Growth Fund, Allianz NACM Ultra Micro Cap Fund and Allianz RCM China Equity Fund.(10)

		(vi)	Revised Schedule to Investment Management Agreement (Schedule A) with Allianz Global Investors Fund Management LLC to add the Allianz AGIC Focused Opportunity Fund and Allianz RCM Redwood Fund.(12)

		(vii)	Revised Schedule to Investment Management Agreement (Schedule A) with Allianz Global Investors Fund Management LLC to add the Allianz RCM All Alpha Fund.(14)

		(viii)	Amended and Restated Investment Management Agreement dated September 1, 2011 with Allianz Global Investors Fund Management LLC.(15)

		(ix)	Revised Schedule to Investment Management Agreement (Schedule A) with Allianz Global Investors Fund Management LLC to add the F&T Behavioral Advantage Large Cap Fund.(15)

		(x)	Form of Revised Schedule to Investment Management Agreement (Schedule A) with Allianz Global Investors Fund Management LLC to add the RCM Short Duration High Income Fund and the NFJ Diversified International Value Fund.(16)

		(xi)	Form of Revised Schedule to Investment Management Agreement (Schedule A) with Allianz Global Investors Fund Management LLC to add AGIC Global Managed Volatility Fund, AGIC Global Investors Solutions 2025 Fund, AGIC Global Investors Solutions 2035 Fund, AGIC Global Investors Solutions 2045 Fund and AGIC Global Investors Solutions 2055 Fund.(17)

		(xii)	Revised Schedule to Investment Management Agreement (Schedule A) with Allianz Global Investors Fund Management LLC to add NFJ International Small-Cap Value Fund.(19)

		(xiii)	Form of Revised Schedule to Investment Management Agreement (Schedule A) with Allianz Global Investors Fund Management LLC to add AllianzGI Structured Alpha Fund, AllianzGI U.S. Equity Hedged Fund and AllianzGI NFJ Emerging Markets Value Fund.(20)

1

(xiv)	Form of Revised Schedule to Investment Management Agreement (Schedule A) with Allianz Global Investors Fund Management LLC to add AllianzGI Dynamic Emerging Multi-Asset Fund and AllianzGI Multi-Asset Real Return
Fund.(21)

	(xv)	Revised Schedule to Investment Management Agreement (Schedule A) with Allianz Global Investors Fund Management LLC to add AllianzGI Global Fundamental Strategy Fund.(23)

	(xvi)	Revised Schedule to Investment Management Agreement (Schedule A) with Allianz Global Investors Fund Management LLC to add AllianzGI Best Styles Global Equity Fund.(25)

	(xvii)	Revised Schedule to Investment Management Agreement (Schedule A) with Allianz Global Investors Fund Management LLC.(26)

	(xviii)	Revised Schedule to Investment Management Agreement (Schedule A) with Allianz Global Investors Fund Management LLC to add AllianzGI Emerging Markets Debt Fund.(26)

	(xix)	Revised Schedule to Investment Management Agreement (Schedule A) with Allianz Global Investors Fund Management LLC to add AllianzGI Best Styles U.S. Equity Fund, AllianzGI Emerging Markets Consumer Fund, AllianzGI Emerging Markets Small-Cap Fund, AllianzGI Best Styles Emerging Markets Equity Fund, AllianzGI Best Styles International Equity Fund and AllianzGI Global Sustainability Fund.(28)

	(xx)	Revised Schedule to Investment Management Agreement (Schedule A) with Allianz Global Investors Fund Management LLC to add AllianzGI Europe Equity Dividend Fund, AllianzGI Global Megatrends Fund and AllianzGI International Growth Fund.(29)

	(xxi)	Revised Schedule to Investment Management Agreement (Schedule A) with Allianz Global Investors Fund Management LLC - Filed herewith.

(2)	(i)	Sub-Advisory Agreement between Allianz Global Investors Fund Management LLC and RCM Capital Management LLC, dated March 28, 2008.(2)

	(ii)	Revised Schedule to Sub-Advisory Agreement (Schedule A) dated July 8, 2008 between Allianz Global Investors Fund Management LLC and RCM Capital Management LLC to add the Allianz RCM All Horizons Fund, the Allianz RCM Disciplined Equity Fund and the Allianz RCM International Opportunities Fund.(3)

	(iii)	Revised Schedule to Sub-Advisory Agreement (Schedule A) dated June 4, 2010 with Allianz Global Investors Fund Management LLC and RCM Capital Management LLC to add the RCM China Equity Fund.(10)

	(iv)	Revised Schedule to Sub-Advisory Agreement (Schedule A) with Allianz Global Investors Fund Management LLC and RCM Capital Management LLC to add Allianz RCM Redwood Fund.(12)

	(v)	Revised Schedule to Sub-Advisory Agreement (Schedule A) with Allianz Global Investors Fund Management LLC and RCM Capital Management LLC to add Allianz RCM All Alpha Fund.(14)

	(vi)	Form of Revised Schedule to Sub-Advisory Agreement (Schedule A) with Allianz Global Investors Fund Management LLC and RCM Capital Management LLC to add RCM Short Duration High Income fund.(16)

	(vii)	Form of Revised Schedule to Sub-Advisory Agreement (Schedule A) with Allianz Global Investors Fund Management LLC and RCM Capital Management LLC to add AllianzGI Dynamic Emerging Multi-Asset Fund and AllianzGI Multi-Asset Real Return Fund.(21)

(3)	(i)	Portfolio Management Agreement between RCM Capital Management LLC and Allianz Global Investors Advisory GmbH, dated as of March 28, 2008.(2)

	(ii)	Revised Schedule to Portfolio Management Agreement (Schedule A) dated July 8, 2008 between RCM Capital Management LLC and Allianz Global Investors Advisory GmbH to add the Allianz RCM All Horizons Fund and the Allianz RCM International Opportunities Fund.(3)

(4)	(i)	Sub-Advisory Agreement dated July 8, 2008 between Allianz Global Investors Fund Management LLC and Nicholas-Applegate Capital Management, LLC.(3)

	(ii)	Form of Revised Schedule to Sub-Advisory Agreement (Schedule A) between Allianz Global Investors Fund Management LLC and Nicholas-Applegate Capital Management LLC to add the Allianz NACM International Growth Fund.(5)

2

	(iii)	Novation of Sub-Advisory Agreement between Allianz Global Investors Fund Management LLC, Allianz Global Investors Capital LLC, Nicholas-Applegate Capital Management LLC and Allianz Funds Multi-Strategy Trust.(11)

	(iv)	Revised Schedule to Sub-Advisory Agreement (Schedule A) between Allianz Global Investors Fund Management LLC and Allianz Global Investors Capital LLC to add Allianz AGIC Focused Opportunity Fund.(12)

	(v)	Form of Revised Schedule to Sub-Advisory Agreement (Schedule A) between Allianz Global Investors Fund Management LLC and Allianz Global Investors Capital LLC to add Allianz AGIC Global Managed Volatility Fund.(17)

	(vi)	Form of Revised Schedule to Sub-Advisory Agreement (Schedule A) between Allianz Global Investors Fund Management LLC and Allianz Global Investors Capital LLC to add AllianzGI Structured Alpha Fund and AllianzGI U.S. Equity Hedged Fund.(20)

(5)	(i)	Form of Sub-Advisory Agreement between Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC.(5)

	(ii)	Revised Schedule to Sub-Advisory Agreement (Schedule A) dated April 20, 2009 between Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC to add the Allianz Global Investors Solutions Core Allocation Fund and Allianz Global Investors Solutions Growth Allocation Fund.(6)

	(iii)	Revised Schedule to Sub-Advisory Agreement (Schedule A) dated September 1, 2011 between Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC.(15)

	(iv)	Form of Revised Schedule to Sub-Advisory Agreement (Schedule A) between Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC to add Allianz AGIC Global Investors Solutions 2025 Fund, Allianz AGIC Global Investors Solutions 2035 Fund, Allianz AGIC Global Investors Solutions 2045 Fund and Allianz AGIC Global Investors Solutions 2055 Fund.(17)

(6)	Sub-Advisory Agreement dated June 24, 2009 between Allianz Global Investors Fund Management LLC and NFJ Investment Group LLC - Filed herewith.

	(i)	Form of Revised Schedule to Sub-Advisory Agreement (Schedule A) between Allianz Global Investors Fund Management LLC and NFJ Investment Group LLC.(16)

	(ii)	Revised Schedule to Sub-Advisory Agreement (Schedule A) between Allianz Global Investors Fund Management LLC and NFJ Investment Group LLC to add NFJ International Small-Cap Value Fund.(19)

	(iii)	Revised Schedule to Sub-Advisory Agreement (Schedule A) between Allianz Global Investors Fund Management LLC and NFJ Investment Group LLC to add AllianzGI NFJ Emerging Markets Value Fund - Filed herewith.

(7)	Form of Portfolio Management Agreement between RCM Capital Management LLC and RCM Asia Pacific Limited.(10)

(8)	Form of Sub-Advisory Agreement between Allianz Global Investors Fund Management LLC and Fuller & Thaler Asset Management, Inc.(15)

(9)	Form of Portfolio Management Agreement between Allianz Global Investors Fund Management LLC and Caywood-Scholl Capital Management LLC.(16)

(10)	(i)	Amended and Restated Sub-Advisory Agreement with Allianz Global Investors Fund Management LLC and Allianz Global Investors U.S. LLC, dated July 1, 2013.(23)

	(ii)	Revised Schedule to Sub-Advisory Agreement (Schedule A) with Allianz Global Investors Fund Management LLC and Allianz Global Investors U.S. LLC to add AllianzGI Best Styles Global Equity Fund.(24)

3

		(iii)	Revised Schedule to Sub-Advisory Agreement (Schedule A) with Allianz Global Investors Fund Management LLC and Allianz Global Investors U.S. LLC.(26)

		(iv)	Revised Schedule to Sub-Advisory Agreement (Schedule A) with Allianz Global Investors Fund Management LLC and Allianz Global Investors U.S. LLC to add AllianzGI Emerging Markets Debt Fund.(26)

		(v)	Revised Schedule to Sub-Advisory Agreement (Schedule A) with Allianz Global Investors Fund Management LLC and Allianz Global Investors U.S. LLC to add AllianzGI Best Styles U.S. Equity Fund, AllianzGI Emerging Markets Consumer Fund, AllianzGI Emerging Markets Small-Cap Fund, AllianzGI Best Styles Emerging Markets Equity Fund, AllianzGI Best Styles International Equity Fund and AllianzGI Global Sustainability Fund.(28)

		(vi)	Revised Schedule to Sub-Advisory Agreement (Schedule A) with Allianz Global Investors Fund Management LLC and Allianz Global Investors U.S. LLC to add AllianzGI Europe Equity Dividend Fund, AllianzGI Global Megatrends Fund and AllianzGI International Growth Fund.(29)

		(vii)	Revised Schedule to Sub-Advisory Agreement (Schedule A) with Allianz Global Investors Fund Management LLC and Allianz Global Investors U.S. LLC - Filed herewith.

(e)	Distribution Contracts.

	(1)	(i)	Form of Amended and Restated Distribution Contract dated March 28, 2008 with Allianz Global Investors Distributors LLC.(2)

		(ii)	Second Amended and Restated Distribution Contract dated July 8, 2008 with Allianz Global Investors Distributors LLC.(3)

		(iii)	Form of Third Amended and Restated Distribution Contract with Allianz Global Investors Distributors LLC.(5)

		(iv)	Fourth Amended and Restated Distribution Contract dated April 20, 2009 with Allianz Global Investors Distributors LLC.(6)

		(v)	Revised Schedule to Distribution Contract (Schedule A) dated April 9, 2010 with Allianz Global Investors Distributors LLC.(10)

		(vi)	Revised Schedule to Distribution Contract (Schedule A) with Allianz Global Investors Distributors LLC.(12)

		(vii)	Revised Schedule to Distribution Contract (Schedule A) with Allianz Global Investors Distributors LLC.(14)

		(viii)	Form of Revised Schedule to Distribution Contract (Schedule A) with Allianz Global Investors Distributors LLC.(16)

		(ix)	Form of Revised Schedule to Distribution Contract (Schedule A) with Allianz Global Investors Distributors LLC.(17)

		(x)	Revised Schedule to Distribution Contract (Schedule A) with Allianz Global Investors Distributors LLC.(19)

		(xi)	Form of Revised Schedule to Distribution Contract (Schedule A) with Allianz Global Investors Distributors LLC.(20)

		(xii)	Form of Revised Schedule to Distribution Contract (Schedule A) with Allianz Global Investors Distributors LLC.(21)

		(xiii)	Form of Fifth Amended and Restated Distribution Contract with Allianz Global Investors Distributors LLC.(22)

		(xiv)	Revised Schedule to Fifth Amended and Restated Distribution Contract (Schedule A) with Allianz Global Investors Distributors LLC.(23)

		(xv)	Revised Schedule to Fifth Amended and Restated Distribution Contract (Schedule A) with Allianz Global Investors Distributors LLC.(24)

		(xvi)	Revised Schedule to Fifth Amended and Restated Distribution Contract (Schedule A) with Allianz Global Investors Distributors LLC.(26)

		(xvii)	Revised Schedule to Fifth Amended and Restated Distribution Contract (Schedule A) with Allianz Global Investors Distributors LLC.(28)

		(xviii)	Revised Schedule to Fifth Amended and Restated Distribution Contract (Schedule A) with Allianz Global Investors Distributors LLC.(29)

4

	(2)	Form of Selected Dealer Agreement with respect to Class A, B and C shares.(2)

	(3)	Form of Selected Dealer Agreement with respect to Class D shares between Registrant and Allianz Global Investors Distributors LLC.(2)

	(4)	Form of Amendment to Dealer Agreement between Registrant and Allianz Global Investors Distributors LLC.(2)

	(5)	Selected Dealer Agreement between PIMCO Funds Distributors LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated dated as of July 29, 2002.(2)

(f)	Not applicable.

(g)	Custodian Agreements.

	(1)	(i)	Custody and Investment Accounting Agreement dated March 28, 2008 with State Street Bank & Trust Company.(15)

		(ii)	Amendment to Custody and Investment Accounting Agreement with State Street Bank & Trust Company, dated June 13, 2013.(23)

		(iii)	Amendment to Custody and Investment Accounting Agreement with State Street Bank & Trust Company, dated March 17, 2014.(25)

		(iv)	Amendment to Custody and Investment Accounting Agreement with State Street Bank & Trust Company, dated August 15, 2014.(26)

		(v)	Amendment to Custody and Investment Accounting Agreement with State Street Bank & Trust Company, dated September 15, 2014.(28)

		(vi)	Amendment to Custody and Investment Accounting Agreement with State Street Bank & Trust Company, dated December 17, 2014.(29)

	(2)	Foreign Securities Depositories Delegation Agreement dated March 28, 2008 among Allianz Global Investors Fund Management LLC, RCM Capital Management LLC and Allianz Global Investors Advisory GmbH, and accepted and agreed to by Registrant.(2)

	(3)	Form of Foreign Securities Depositories Delegation Agreement between Allianz Global Investors Fund Management LLC and Nicholas-Applegate Capital Management LLC, accepted and agreed to by Registrant.(4)

	(4)	Form of Foreign Securities Depositories Delegation Agreement between Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC.(5)

	(5)	Form of Foreign Securities Depositories Delegation Agreement between Allianz Global Investors Fund Management LLC and NFJ Investment Group LLC.(7)

	(6)	Form of Foreign Securities Depositories Delegation Agreement among Allianz Global Investors Fund Management LLC, RCM Capital Management LLC and RCM Asia Pacific Limited, and accepted and agreed to by Registrant.(10)

(h)	Other Material Contracts.

	(1)	(i)	Transfer Agency and Services Agreement dated March 28, 2008 with Boston Financial Data Services, Inc.(2)

		(ii)	Transfer Agency and Services Agreement dated October 3, 2008 with Boston Financial Data Services, Inc.(5)

		(iii)	Revised Schedule A to Transfer Agency and Services Agreement dated May 4, 2009.(8)

		(iv)	Revised Schedule A to Transfer Agency and Services Agreement dated July 15, 2009.(8)

		(v)	Amendment to Transfer Agency and Services Agreement dated September 1, 2011 with Boston Financial Data Services, Inc.(15)

		(vi)	Revised Schedule A to Transfer Agency and Services Agreement dated December 14, 2011.(18)

		(vii)	Revised Schedule A to Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. dated May 23, 2012.(19)

5

	(viii)	Revised Schedule A to Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. dated December 14, 2012.(22)

	(ix)	Form of Amendment to Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. dated June 21, 2013.(23)

	(x)	Revised Schedule A to Transfer Agency and Service Agreement with Boston Financial Data Services, Inc.(25)

	(xi)	Revised Schedule A to Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., dated June 15, 2014.(26)

	(xii)	Revised Schedule A to Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., dated June 24, 2014.(26)

	(xiii)	Revised Schedule A to Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., dated September 15, 2014.(28)

	(xiv)	Revised Schedule A to Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., dated December 17, 2014.(29)

(2)	(i)	Form of Shareholder Servicing Agreement.(2)

(3)	(i)	Expense Limitation Agreement dated March 28, 2008 with Allianz Global Investors Fund Management LLC.(2)

	(ii)	Revised Schedule to the Expense Limitation Agreement (Schedule A) dated July 8, 2008 with Allianz Global Investors Fund Management LLC.(3)

	(iii)	Form of Amended and Restated Expense Limitation Agreement with Allianz Global Investors Fund Management LLC.(5)

	(iv)	Revised Schedule to Expense Limitation Agreement (Schedule A) dated April 20, 2009 with Allianz Global Investors Fund Management LLC to add the Allianz Global Investors Solutions Growth Allocation Fund and the Allianz NFJ Global Dividend Value Fund.(6)

	(v)	Form of Revised Schedule to Expense Limitation Agreement (Schedule A) with Allianz Global Investors Fund Management LLC.(7)

	(vi)	Revised Schedule to Expense Limitation Agreement (Schedule A) dated April 1, 2010 with Allianz Global Investor Fund Management LLC.(10)

	(vii)	Revised Schedule to Expense Limitation Agreement (Schedule A) with Allianz Global Investors Fund Management LLC.(12)

	(viii)	Revised Schedule to Expense Limitation Agreement (Schedule A) with Allianz Global Investors Fund Management LLC.(14)

	(ix)	Form of Revised Schedule to Expense Limitation Agreement (Schedule A) with Allianz Global Investors Fund Management LLC.(16)

	(x)	Form of Revised Schedule to Expense Limitation Agreement (Schedule A) with Allianz Global Investors Fund Management LLC to add Allianz AGIC Global Managed Volatility Fund.(17)

	(xi)	Revised Schedule to Expense Limitation Agreement (Schedule A) with Allianz Global Investors Fund Management LLC to add NFJ International Small-Cap Value Fund.(19)

	(xii)	Form of Revised Schedule to Expense Limitation Agreement (Schedule A) with Allianz Global Investors Fund Management LLC dated September 11, 2012.(20)

	(xiii)	Form of Revised Schedule to Expense Limitation Agreement (Schedule A) with Allianz Global Investors Fund Management LLC to add AllianzGI Structured Alpha Fund, AllianzGI U.S. Equity Hedged Fund and AllianzGI NFJ Emerging Markets Value Fund.(20)

(xiv)	Form of Revised Schedule to Expense Limitation Agreement (Schedule A) with Allianz Global Investors Fund Management LLC to add AllianzGI Dynamic Emerging Multi-Asset Fund and AllianzGI Multi-Asset Real Return
Fund.(21)

	(xv)	Form of Revised Schedule to Expense Limitation Agreement (Schedule A) with Allianz Global Investors Fund Management LLC.(22)

	(xvi)	Revised Schedule to Expense Limitation Agreement (Schedule A) with Allianz Global Investors Fund Management LLC to add AllianzGI Global Fundamental Strategy Fund.(23)

6

	(xvii)	Revised Schedule to Expense Limitation Agreement (Schedule A) with Allianz Global Investors Fund Management LLC to add AllianzGI Best Styles Global Equity Fund.(24)

	(xviii)	Revised Schedule to Expense Limitation Agreement (Schedule A) with Allianz Global Investors Fund Management LLC.(25)

	(xix)	Revised Schedule to Expense Limitation Agreement (Schedule A) with Allianz Global Investors Fund Management LLC.(26)

	(xx)	Revised Schedule to Expense Limitation Agreement (Schedule A) with Allianz Global Investors Fund Management LLC to add AllianzGI Emerging Markets Debt Fund.(26)

	(xxi)	Revised Schedule to Expense Limitation Agreement (Schedule A) with Allianz Global Investors Fund Management LLC.(27)

	(xxii)	Revised Schedule to Expense Limitation Agreement (Schedule A) with Allianz Global Investors Fund Management LLC to add AllianzGI Best Styles U.S. Equity Fund, AllianzGI Emerging Markets Consumer Fund, AllianzGI Emerging Markets Small-Cap Fund, AllianzGI Best Styles Emerging Markets Equity Fund, AllianzGI Best Styles International Equity Fund and AllianzGI Global Sustainability Fund.(28)

	(xxiii)	Revised Schedule to Expense Limitation Agreement (Schedule A) with Allianz Global Investors Fund Management LLC to add AllianzGI Europe Equity Dividend Fund, AllianzGI Global Megatrends Fund and AllianzGI International Growth Fund.(29)

	(xxiv)	Revised Schedule to Expense Limitation Agreement (Schedule A) with Allianz Global Investors Fund Management LLC, dated March 23, 2015 - Filed herewith.

(4)	Expense Limitation Agreement for Allianz Global Investors Solutions Core Allocation Fund dated April 20, 2009 with Allianz Global Investors Fund Management LLC.(6)

(5)	(i)	Form of Management Fee Waiver Agreement with Allianz Global Investors Fund Management LLC.(5)

	(ii)	Revised Schedule to Management Fee Waiver Agreement (Schedule A) dated April 20, 2009 with Allianz Global Investors Fund Management LLC to add the Allianz Global Investors Solutions Core Allocation Fund and Allianz Global Investors Solutions Growth Allocation Fund.(6)

(6)	Expense Limitation Agreement for Allianz NACM Convertible Fund, Allianz NACM High Yield Bond Fund, Allianz NACM International Growth Opportunities Fund, Allianz NACM International Growth Fund, Allianz NACM Emerging Growth Fund, Allianz NACM Small to Mid Cap Growth Fund, Allianz Micro Cap Fund and Allianz NACM Ultra Micro Cap Fund dated March 31, 2010 with Allianz Global Investors Fund Management LLC.(10)

(7)	(i)	Amended and Restated Expense Limitation Agreement for Allianz Global Investors Solutions Retirement Income Fund, Allianz Global Investors Solutions 2015 Fund, Allianz Global Investors Solutions 2020 Fund, Allianz Global Investors Solutions 2030 Fund, Allianz Global Investors Solutions 2040 Fund and Allianz Global Investors Solutions 2050 Fund dated September 1, 2011 with Allianz Global Investors Fund Management LLC.(15)

	(ii)	Form of Revised Schedule to Expense Limitation Agreement (Schedule A) with Allianz Global Investors Fund Management LLC to add Allianz AGIC Global Investors Solutions 2025 Fund, Allianz AGIC Global Investors Solutions 2035 Fund, Allianz AGIC Global Investors Solutions 2045 Fund and Allianz AGIC Global Investors Solutions 2055 Fund.(17)

	(iii)	Form of Revised Schedule to Expense Limitation Agreement (Schedule A) with Allianz Global Investors Fund Management LLC.(22)

	(iv)	Revised Schedule to Expense Limitation Agreement (Schedule A) with Allianz Global Investors Fund Management LLC.(25)

	(v)	Revised Schedule to Expense Limitation Agreement (Schedule A) with Allianz Global Investors Fund Management LLC, dated March 23, 2015 - Filed herewith.

(8)	(i)	Administration Agreement with Allianz Global Investors Fund Management LLC.

	(ii)	Form of Amended and Restated Administration Agreement with Allianz Global Investors Fund Management LLC.(22)

	(iii)	Revised Schedule to Amended and Restated Administration Agreement (Exhibit A) with Allianz Global Investors Fund Management LLC.(25)

7

(i)	Opinions and Consents of Counsel.(2)(3)(4)(5)(6)(7)(8)(9)(10)(14)(17)(19)(20)(21)(23)(24)(26)(28)(29)

(j)	Consent of Independent Registered Public Accounting Firm - Filed herewith.

(k)	Subscription Agreement with Allianz Asset Management of America L.P. (formerly known as Allianz Global Investors of America L.P.).(2)

(l)	Distribution and Servicing Plans.

	(1)	Form of Distribution and Servicing Plan for Class A Shares.(1)

	(2)	Form of Distribution Plan and Servicing Plan for Class B Shares.(6)

	(3)	Form of Distribution and Servicing Plan for Class C Shares.(1)

	(4)	Form of Amended and Restated Distribution Plan for Class D Shares.(2)

	(5)	Form of Administrative Services Plan for Class P Shares.(2)

	(6)	Form of Distribution and Servicing Plan for Class R Shares.(5)

	(7)	Form of Distribution Plan for Administrative Class Shares.(5)

	(8)	Form of Administrative Services Plan for Administrative Class Shares.(5)

	(9)	Form of Administrative Services Plan for Class P-1 Shares.(10)

	(10)	Second Amended and Restated Administrative Services Plan for Class P Shares.(14)

	(11)	Amended and Restated Distribution and Servicing Plan for Class C Shares.(21)

(m)	Multi-Class Plan.

	(1)	Multi-Class Plan of Registrant.(2)

	(2)	Amended and Restated Multi-Class Plan of Registrant dated July 8, 2008.(3)

	(3)	Second Amended and Restated Multi-Class Plan of Registrant dated December 17, 2008.(5)

	(4)	Fourth Amended and Restated Multi-Class Plan of Registrant dated June 4, 2010.(10)

	(5)	Fifth Amended and Restated Multi-Class Plan of Registrant dated June 22, 2010.(12)

	(6)	Sixth Amended and Restated Multi-Class Plan of Registrant dated April 11, 2011.(14)

	(7)	Seventh Amended and Restated Multi-Class Plan of Registrant dated August 16, 2011.(22)

	(8)	Eighth Amended and Restated Multi-Class Plan of Registrant - Filed herewith.

(n)	Reserved.

(o)	Code of Ethics.

	(1)	Code of Ethics of the Registrant - Filed herewith.

	(2)	Code of Ethics of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC.(2)

	(3)	Code of Ethics of RCM Capital Management LLC and Caywood-Scholl Capital Management, LLC.(18)

	(4)	Code of Ethics of Allianz Global Investors Advisory GmbH.(2)

	(5)	Code of Ethics of Nicholas-Applegate Capital Management, LLC.(3)

	(6)	Code of Ethics of Allianz Global Investors Solutions LLC.(5)

	(7)	Code of Ethics of Allianz Global Investors Distributors LLC, Allianz Global Investors Management LLC, Allianz Asset Management of America L.P. (formerly known as Allianz Global Investors of America L.P.), Nicholas- Applegate Capital Management LLC and NFJ Investment Group LLC.(6)

	(8)	Code of Ethics of Allianz Global Investors Distributors LLC, Allianz Global Investors Management LLC, Allianz Asset Management of America L.P. (formerly known as Allianz Global Investors of America L.P.), Allianz Global Investors Solutions LLC, Nicholas-Applegate Capital Management LLC and NFJ Investment Group LLC dated October 1, 2009.(12)

	(9)	Code of Ethics of RCM Capital Management LLC dated March 2010.(12)

	(10)	Code of Ethics of Fuller & Thaler Asset Management, Inc.(18)

	(11)	Code of Ethics of Allianz Global Investors Fund Management LLC, Allianz Global Investors Distributors LLC, Allianz Global Investors U.S. LLC and NFJ Investment Group LLC dated January 30, 2015.(30)

	(12)	Code of Ethics of Allianz Global Investors Europe.(30)

	(13)	Code of Ethics of Allianz Global Investors Japan Co., Ltd. and RCM Asia Pacific Limited.(30)

	(14)	Code of Ethics of Allianz Global Investors Singapore Limited.(30)

(p)	Powers of Attorney.

	(1)	Power of Attorney for Paul Belica.(l)

	(2)	Power of Attorney for Hans W. Kertess.(1)

8

(3)	Power of Attorney for William B. Ogden, IV.(l)

(4)	Power of Attorney for John C. Maney.(l)

(5)	Power of Attorney for R. Peter Sullivan, 111.(1)

(6)	Power of Attorney for Diana L. Taylor.(3)

(7)	Power of Attorney for James A. Jacobson.(8)

(8)	Power of Attorney for Bradford K. Gallagher.(11)

(9)	Power of Attorney for Allan Rappaport.(11)

(10)	Power of Attorney for Lawrence G. Altadonna.(13)

(11)	Power of Attorney for Deborah A. Zoullas.(14)

(12)	Power of Attorney for Deborah A. DeCotis, Bradford K. Gallagher, James A. Jacobsen, Hans W. Kertess, John C. Maney, William B. Ogden, IV, Alan Rappaport, Lawrence G. Altadonna and Julian F. Sluyters dated March 10, 2014.(25)

(13)	Power of Attorney for Deborah A. DeCotis, F. Ford Drummond, Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, Susan M. King, James S. MacLeod, William B. Ogden, IV, Alan Rappaport, Davey S. Scoon, Lawrence G. Altadonna, and Julian F. Sluyters.(29)

(1)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, file no. 333-148624, filed February 27, 2008.
(2)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, file no. 333-148624, filed March 31, 2008.
(3)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, file no. 333-148624, filed July 15, 2008.
(4)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, file no. 333-148624, filed October 3, 2008.
(5)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, file no. 333-148624, filed December 17, 2008.
(6)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, file no. 333-148624, filed April 20, 2009.
(7)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, file no. 333-148624, filed May 27, 2009.
(8)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, file no. 333-148624, filed January 15, 2010.
(9)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, File no. 333-148624, filed April 1, 2010.
(10)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, File No. 333-148624, filed June 4, 2010.
(11)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, File No. 333-148624, filed October 1, 2010.
(12)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, File No. 333-148624, filed December 17, 2010.
(13)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, File No. 333-148624, filed January 14, 2011.
(14)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, File No. 333-148624, filed April 1, 2011.
(15)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, File No. 333-148624, filed September 9, 2011.
(16)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, File No. 333-148624, filed September 22, 2011.
(17)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, File No. 333-148624, filed December 14, 2011.
(18)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, File No. 333-148624, filed March 30, 2012.
(19)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, File No. 333-148624, filed May 23, 2012.

9

(20)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, File No. 333-148624, filed October 3, 2012.
(21)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, File No. 333-148624, filed December 14, 2012.
(22)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, File No. 333-148624, filed March 29, 2013.
(23)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, File No. 333-148624, filed July 1, 2013.
(24)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, File No. 333-148624, filed November 26, 2013.
(25)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, File No. 333-148624, filed March 28, 2014.
(26)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, File No. 333-148624, filed August 22, 2014.
(27)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, File No. 333-148624, filed August 29, 2014.
(28)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, File No. 333-148624, filed November 15, 2014.
(29)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, File No. 333-148624, filed January 26, 2015.
(30)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, File No. 333-148624, filed January 30, 2015.

Item 29. Persons Controlled By or Under Common Control with Registrant

Not applicable.

Item 30. Indemnification

Reference is made to Article VII of Registrant’s Agreement and Declaration of Trust which is incorporated by reference herein.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

10

Item 31. Business and Other Connections of the Trust’s Investment Adviser and Portfolio Managers

Unless otherwise stated, the principal business address of each organization listed is 1633 Broadway, New York, NY 10019.

Allianz Global Investors Fund Management LLC

Name	Position with Advisor	Other Affiliations

Julian Sluyters	Chairman — Management Board	Member — Executive Committee, Managing Director and Chief Operating Officer of Allianz Global Investors U.S. Holdings LLC; Managing Director of Allianz Global Investors U.S. LLC; and Managing Director of Allianz Global Investors Distributors LLC.

John Carroll	Member — Management Board	Chief Executive Officer and Managing Director of Allianz Global Investors Distributors LLC, Member — Executive Committee and Managing Director of Allianz Global Investors U.S. Holdings LLC and Managing Director of Allianz Global Investors U.S. LLC.

David Jobson	Member — Management Board	Member – Executive Committee and Managing Director of Allianz Global Investors U.S. Holdings LLC; and Managing Director of Allianz Global Investors U.S. LLC.

Erin Bengtson-Olivieri	Member — Management Board, Managing Director and Chief Financial Officer	Managing Director of Allianz Global Investors Distributors LLC and Chief Financial Officer, Member Executive Committee and Managing Director of Allianz Global Investors U.S. Holdings LLC; Managing Director and Chief Financial Officer of Allianz Global Investors U.S. LLC and NFJ Investment Group LLC.

Thomas J. Fuccillo	Managing Director, Chief Legal Officer and Secretary	Managing Director and Chief Regulatory Officer of Allianz Global Investors U.S. Holdings LLC and Managing Director, Chief Regulatory Officer, Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC

Christopher Cieri	Managing Director	Managing Director of Allianz Global Investors U.S. Holdings LLC, Allianz Global Investors U.S. LLC and Allianz Global Investors Distributors LLC.

Susan M. King	Member — Management Board, Managing Director, Chief Marketing Officer	Member – Executive Committee, Managing Director, Chief Marketing Officer of Allianz Global Investors U.S. Holdings LLC, Managing Director and Chief Marketing Officer of Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC and NFJ Investment Group LLC.

Joseph Quirk	Managing Director	Managing Director of Allianz Global Investors U.S. Holdings LLC, Allianz Global Investors U.S. LLC and Managing Director and Chief Operating Officer of Allianz Global Investors Distributors LLC.

Steven J. Ricci	Managing Director	Managing Director of Allianz Global Investors U.S. Holdings LLC, Allianz Global Investors U.S. LLC and Allianz Global Investors Distributors LLC.

Frank Garofalo	Vice President	Vice President of Allianz Global Investors U.S. Holdings LLC and Allianz Global Investors U.S. LLC.

Lawrence G. Altadonna	Director	None.

Orhan Dzemaili	Director	None.

Bruce Goodman	Director	Director of Allianz Global Investors U.S. Holdings LLC, Allianz Global Investors U.S. LLC and Allianz Global Investors Distributors LLC.

Thomas Harter	Director and Chief Compliance Officer	Director of Allianz Global Investors U.S. Holdings LLC.

David Hood	Director	Director of Allianz Global Investors U.S. Holdings LLC, and Allianz Global Investors U.S. LLC.

Richard F. Lee	Director	None.

Joseph Scull	Director	Director of Allianz Global Investors U.S. Holdings LLC, Allianz Global Investors U.S. LLC and Allianz Global Investors Distributors LLC.

Scott Whisten	Director	None.

Jeffrey Wood	Director	Director of Allianz Global Investors U.S. Holdings LLC and Allianz Global Investors U.S. LLC.

11

Name	Position with Advisor	Other Affiliations

James T. Funaro	Senior Vice President — Tax Matters	Senior Vice President of Allianz Asset Management of America L.P. and Allianz Asset Management of America Holdings Inc.; Senior Vice President — Tax Matters of Allianz Asset Management of America LLC, Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, Allianz Global Investors U.S. Holdings LLC, NFJ Investment Group LLC, Oppenheimer Group, Inc.,

Tony Burg	Senior Vice President and Treasurer	Senior Vice President and Treasurer of Allianz Asset Management of America LLC, Allianz Asset Management of America L.P., Allianz Asset Management of America Holdings Inc., Allianz Global Investors Distributors LLC, Allianz Global Investors U.S. LLC, Allianz Global Investors U.S. Holdings LLC, NFJ Investment Group LLC, Oppenheimer Group, Inc., Allianz Asset Management U.S. Holding II LLC.

12

Kellie E. Davidson	Assistant Secretary	Secretary of Allianz Asset Management of America LLC and Allianz Asset Management of America L.P., Assistant Secretary of Allianz Asset Management of America Holdings Inc., Allianz Global Investors Distributors LLC, Allianz Asset Management U.S. Holding II LLC, Allianz Global Investors U.S. Holdings LLC, NFJ Investment Group LLC, Oppenheimer Group, Inc., and Allianz Global Investors U.S. LLC.

Tucker Fitzpatrick	Assistant Secretary	Senior Vice President and Secretary of Allianz Asset Management of America Holdings, Inc., Allianz Asset Management U.S. Holding II LLC, Oppenheimer Group, Inc., Senior Vice President and General Counsel of Allianz Asset Management of America L.P., Assistant Secretary of Allianz Global Investors Distributors LLC, Allianz Global Investors U.S., Oppenheimer Group, Inc. Holdings LLC, Allianz Global Investors U.S. LLC and NFJ Investment Group LLC.
Richard Cochran	Vice President	None.
Lauren B. Harman	Vice President	None.
Janos Bohnke	Vice President	Vice President of Allianz Global Investors U.S. Holdings LLC, Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC and NFJ Investment Group LLC.
Steve W. Howell	Vice President	None.
Rod Greene	Assistant Vice President	None.
Daisy Ramraj-Singh	Assistant Vice President	None
Leya Vishnevsky	Assistant Vice President	None.
Olga Yakubov	Assistant Vice President	None.

Allianz Global Investors U.S. LLC

Information relating to Allianz Global Investors U.S. LLC is incorporated by reference to its Form ADV previously filed electronically on the IARD system.

NFJ Investment Group LLC

2100 Ross Avenue, Suite 700

Dallas, TX 75201

Name	Position with Advisor	Other Affiliations
Benno J. Fischer	Managing Director, Chief Investment Officer	Member—Executive Committee of Allianz Global Investors U.S. Holdings LLC.

Peter Bonanno	Managing Director, Chief Legal Officer and Secretary	Managing Director of Allianz Global Investors Distributors LLC, Managing Director, General Counsel and Secretary of Allianz Global Investors Holdings LLC and Managing Director, Chief Legal Officer and Secretary.

Paul A. Magnuson	Managing Director	None

Barbara Claussen	Managing Director	Member—Executive Committee, and Managing Director and Chief Administrative Officer of Allianz Global Investors U.S. Holdings LLC.

Erin Bengtson-Olivieri	Managing Director and Chief Financial Officer	See Allianz Global Investors Fund Management LLC

Susan M. King	Managing Director and Chief Marketing Officer	See Allianz Global Investors Fund Management LLC

Robert B. McKinney	Managing Director	None

Thomas Oliver	Managing Director	None

John L. Johnson	Managing Director	None

Morley Campbell	Managing Director	None

Tony Burg	Senior Vice President and Treasurer	See Allianz Global Investors Fund Management LLC

Kellie E. Davidson	Assistant Secretary	See Allianz Global Investors Fund Management LLC

Tucker Fitzpatrick	Assistant Secretary	See Allianz Global Investors Fund Management LLC

Patti Almanza	Director and Chief Compliance Officer	Director of Allianz Global Investors U.S. Holdings LLC

David Owen	Managing Director	Managing Director and Chief Legal Officer of Allianz Global Investors U.S. Holdings LLC, Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors U.S. LLC and Director of Allianz Global Investors Capital Limited

James T. Funaro	Senior Vice President-Tax Matters	See Allianz Global Investors Fund Management LLC

Baxter Hines	Managing Director	None

Kim R. Walker	Vice President	None

Jeffrey N. Reed	Director	None

John R. Mowrey	Vice President	None

Janos Bohnke	Vice President	See Allianz Global Investors Fund Management LLC

Stephen P. Haines	Director	None

Krysta M. Hill	Assistant Vice President	None

Fuller & Thaler Asset Management, Inc.

411 Borel Avenue, Suite 300

San Mateo, CA 94402

Name	Position with Advisor	Other Affiliations
Russell J. Fuller, CFA, PhD	Chairman of the Board, President & Chief Investment Officer	Chairman of the Board of ReSurge International

Richard H. Thaler, PhD	Member of the Board & Principal	Ralph and Dorothy Keller Distinguished Service Professor of Behavioral Science, Economics and Finance at the Booth School of Business of the University of Chicago; Director of The National Bureau of Economic Research Working Group on Behavioral Economics; Columnist for The New York Times; Consultant for Allianz Global Investors Center for Behavioral Finance; Informal, unpaid advisor to the Behavioral Insight Team appointed by David Cameron, the Prime Minister of the United Kingdom

Daniel Kahneman, PhD	Member of the Board	Senior Scholar at the Woodrow Wilson School of Public and International Affairs, Princeton University; Professor of Psychology and Public Affairs Emeritus at the Woodrow Wilson School of Public and International Affairs, Princeton University; Eugene Higgins Professor of Psychology Emeritus at Princeton University; Fellow of the Center for Rationality at the Hebrew University in Jerusalem; Founding Partner of The Greatest Good; Senior Scientist with Gallup; Consultant for Guggenheim Partners

Thomas G. Fuller	Member of the Board, Senior Vice President, Director of Marketing and Client Relations

Raymond Lin, CFA	Member of the Board, Senior Vice President, Portfolio Manager

David M. Potter, CFA	Member of the Board, Senior Vice President, Portfolio Manager

Frederick W. Stanske, CFA	Member of the Board, Senior Member of the Vice President, Head of Domestic Strategies

Fernando Villegas	Member of the Board, Senior Vice President, Director of Trading

Hanna W. Zanoni, JD	Member of the Board, Partner, Chief Financial Officer, Chief Compliance Officer	Member of the Boards of Fuller & Thaler Behavioral Equity Market Neutral Fund, Ltd. and Fuller & Thaler Behavioral Equity Market Neutral Master Fund, Ltd.

George E. Stubbins, Jr., CFA	Member of the Board, Partner, Director of Marketing and Client Relations

Raife Giovinazzo, CFA, PhD	Partner, Director of Research and Portfolio Manager

Brian Hayes	Vice President, Director of Operations

Roman Sochan	Vice President, Director of Information Technology

Yining Tung, CFA, FRM	Vice President, Head of Risk Management, Investment Analyst

David Silveiras, CFA	Vice President, Product Specialist

Item 32. Principal Underwriters

(a)	Allianz Global Investors Distributors LLC (the “Distributor”) serves as Distributor of shares for the Registrant and also of Allianz Funds and Premier Multi-Series VIT. The Distributor is an affiliate of Allianz Global Investors Fund Management LLC, the Registrant’s Adviser.

(b)

Name and Principal Business Address*	Positions and Offices with Principal Underwriter	Positions and Offices with Registrant
Peter Bonanno	Managing Director	None
Christopher Cieri	Managing Director	None
Susan M. King	Managing Director, Chief Marketing Officer	None
Steven J. Ricci	Managing Director	None
Julian Sluyters	Managing Director	None
James T. Hartnett	Director	None
Peter Kocmond	Director	None
Joseph Scull	Director	None

13

Forest R. Wilson	Director	None
Kristen M. Alfieri	Vice President	None
Janos M. Bohnke	Vice President	None
David Bakunas	Vice President	None
Carrie P. George	Vice President	None
Hunter C. Handley	Vice President	None
John R. Regina	Vice President	None
Roy Bentzen	Assistant Vice President	None
Felicia S. Engel	Assistant Vice President	None
Francesco Martello	Assistant Vice President	None
Kyle Sand	Assistant Vice President	None
Tucker Fitzpatrick	Assistant Secretary	None

John Carroll	Managing Director, Chief Executive Officer	None
Joseph Quirk	Managing Director, Chief Operating Officer	None
Glenn Dial	Managing Director	None
Gerard P. Marino	Managing Director	None
Erin Bengtson-Olivieri	Managing Director	None
Peter L. Slattery	Managing Director	None
Keith C. Wagner	Managing Director	None
Andrew J. Wilmot	Managing Director	None
Thomas J. Fuccillo	Managing Director, Chief Regulatory Officer, Chief Legal Officer and Secretary	None
Anthony Castella	Director, Chief Financial Officer, Financial Operations Principal	None
Richard Kirk	Director, Senior Counsel	Assistant Secretary
Tony Burg	Senior Vice President and Treasurer	None
Todd Campo	Director	None
Christopher A. Casenhiser	Director	None
Stephen J. Dane	Director	None
James T. Funaro	Senior Vice President — Tax Matters	None
William V. Healey	Director and Senior Counsel	None
Gordon Kerper	Director and Chief Compliance Officer	None
Leslie S. Kravetzky	Director	None
James F. Lyons	Director	None
Sean P. Maher	Director	None
Joseph Minnix	Director	None
Kerry A. Murphy	Director	None
Jeffrey P. Nizzardo	Director	None
Henry W. Orvin	Director	None
Greg H. Poplarski	Director	None
Joni H. Rheingold	Director	None
James Scott Rose	Director	None

14

Name and Principal Business Address*	Positions and Offices with Principal Underwriter	Positions and Offices with Registrant
Kevin M. Shanley	Director	None
Gregory K. Shannahan	Director	None
Kathleen C. Thompson	Director	None
Steve J. Welker	Director	None
Justin R. Wingate	Director	None
John T. Andrews	Vice President	None
Todd M. Barney	Vice President	None
Rosemary T. Conlon	Vice President	None
Andrew Cook	Vice President	None
Kilie Donahue	Vice President	None
Christopher D. Francis	Vice President	None
Keith Frasier	Vice President	None
Christopher S. Leo	Vice President	None
Scott Lindsay	Vice President	None
Michael P. Lynch	Vice President	None
Todd C. Monastero	Vice President	None
Ryan T. Muller	Vice President	None
Debra C. Ohstrom	Vice President	None
Shohil A. Patel	Vice President	None
Raad J. Taha	Director	None
Jordan Vettoretti	Vice President	None
Jeffrey A. Weaver	Vice President	None
Adam Moran	Assistant Vice President	None
Jeffrey Sussman	Assistant Vice President	None
Jordan Ceresa	Assistant Vice President	None
Kellie E. Davidson	Assistant Secretary	None
Robert J. Cruz	Director	None
Bruce Goodman	Director	None
Randall Scott	Vice President	None
Michael H. Stabile	Vice President	None
Colleen I. Yee	Vice President	None
Shohil A. Patel	Vice President	None

*	Principal business address for all individuals listed is 1633 Broadway, New York, NY 10019 or 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660.
(c)	The Registrant has no principal underwriter that is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

Item 33. Location of Accounts and Records

The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder and the Commodity Exchange Act and the Rules thereunder will be maintained at the offices of State Street Bank & Trust Co., 801 Pennsylvania Avenue, Kansas City, Missouri 64105, and/or Boston Financial Data Services-Midwest, 330 W. 9th Street, 5th Floor, Kansas City, Missouri 64105.

15

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

NOTICE

A copy of the Agreement and Declaration of the Allianz Funds Multi-Strategy Trust (the “Trust”), together with all amendments thereto, is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Trust or shareholders of any series of the Trust individually but are binding only upon the assets and property of the Trust or the respective series.

16

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has met all of the requirements for effectiveness of this Post-Effective Amendment No. 77 (the “Amendment”) to its Registration Statement pursuant to Rule 485(b) of the Securities Act of 1933 and has duly caused this Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and the State of New York on the 31st day of March 2015.

ALLIANZ FUNDS MULTI-STRATEGY TRUST

By:	/s/ Julian Sluyters
Name:	Julian Sluyters
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Julian Sluyters Julian Sluyters	President and Chief Executive Officer	March 31, 2015

Lawrence G. Altadonna* Lawrence G. Altadonna	Treasurer and Principal Financial and Accounting Officer

Deborah A. DeCotis* Deborah A. DeCotis	Trustee

F. Ford Drummond* F. Ford Drummond	Trustee

Bradford K. Gallagher* Bradford K. Gallagher	Trustee

James A. Jacobson* James A. Jacobson	Trustee

Hans W. Kertess* Hans W. Kertess	Trustee

Susan M. King* Susan M. King	Trustee

James S. MacLeod* James S. MacLeod	Trustee

William B. Ogden, IV* William B. Ogden, IV	Trustee

Davey S. Scoon* Davey S. Scoon	Trustee

Alan Rappaport* Alan Rappaport	Trustee

*By:	/s/ Julian Sluyters
Julian Sluyters
Attorney-In-Fact and Agent for the Individuals Noted Above
Date: March 31, 2015

Exhibit Index

Exhibit	Exhibit Name

(d)(1)(xxi)	Revised Schedule to Investment Management Agreement (Schedule A) with Allianz Global Investors Fund Management LLC.

(d)(6)	Sub-Advisory Agreement dated June 24, 2009 between Allianz Global Investors Fund Management LLC and NFJ Investment Group LLC.

(d)(6)(iii)	Revised Schedule to Sub-Advisory Agreement (Schedule A) between Allianz Global Investors Fund Management LLC and NFJ Investment Group LLC to add AllianzGI NFJ Emerging Markets Value Fund.

(d)(10)(vii)	Revised Schedule to Sub-Advisory Agreement (Schedule A) with Allianz Global Investors Fund Management LLC and Allianz Global Investors U.S. LLC.

(h)(3)(xxiv)	Revised Schedule to Expense Limitation Agreement (Schedule A) with Allianz Global Investors Fund Management LLC.

(h)(7)(v)	Revised Schedule to Expense Limitation Agreement (Schedule A) with Allianz Global Investors Fund Management LLC.

(j)	Consent of Independent Registered Public Accounting Firm.

(m)(8)	Eighth Amended and Restated Multi-Class Plan of Registrant.

(o)(1)	Code of Ethics of Registrant.